UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR/S

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               DANIEL J. MAVICO
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31

Date of reporting period:  NOVEMBER 30, 2016


ITEM 1.  SEMIANNUAL REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - SEMIANNUAL REPORT FOR PERIOD ENDED NOVEMBER 30, 2016



[LOGO OF USAA]
   USAA(R)

                                  [GRAPHIC OF USAA GROWTH AND TAX STRATEGY FUND]

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         SEMIANNUAL REPORT
         USAA GROWTH AND TAX STRATEGY FUND
         NOVEMBER 30, 2016

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PRESIDENT'S MESSAGE

"AS THE NEW YEAR BEGINS, WHY NOT MAKE
A RESOLUTION TO PUT YOUR FINANCIAL HOUSE            [PHOTO OF BROOKS ENGLEHARDT]
IN ORDER?"

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JANUARY 2017

Financial markets are unpredictable. Many factors can confound those who try to predict the direction of the markets based on economic or political factors. In other words, it's easy to get it wrong. And, even if one correctly forecasts what will happen in the macroeconomic environment, predicting how the markets will respond is another matter altogether.

Consider the response to the Presidential election. Stocks rose on Monday and Tuesday (Election Day) at the prospect of a Hillary Clinton victory--virtually a "sure thing," according to some media pundits. U.S. Treasury securities and other segments of the bond market sold off as investors likely assumed a continuation of current economic policy under another Democratic administration. But these trends reversed on Tuesday evening when it became clear that Donald J. Trump would be elected the 45th President of the United States. Asian and European equity markets dropped and U.S. stock index futures plunged. The decline in stock index futures suggested that U.S. stocks might fall when trading began on Wednesday, however the opposite happened. Stock prices rose and then rallied strongly, with major stock indexes hitting one record high after another through the end of November 2016. U.S. Treasury prices fell, driving up yields on longer-maturity U.S. Treasuries. (Yields move in the opposite direction of prices.)

Few market participants would have forecasted such a scenario. But with hindsight, we may be able to understand some of the reasons why the markets behaved the way they did.

U.S. equity investors appeared to like President-elect Trump's promises of lower tax rates, less regulation, and more fiscal stimulus through infrastructure spending. Other explanations may lie overseas, such as complications relating to the United Kingdom's decision to exit from the European Union ("Brexit") and continued slow economic growth in China--uncertainties that may have

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increased the attractiveness of U.S. stocks. As for bond investors, they may have been worried about an increase in interest rates if economic growth picks up under a Trump Administration. Higher growth rates typically correspond with rising inflation, which in turn could prompt the Federal Reserve (the Fed) to accelerate the pace of interest rate increases.

What actually happens, however, is yet to be seen. No one knows, except in the most general terms, what President-elect Trump's plans and priorities will be or how they could affect economic growth in 2017 and beyond. By extension, it is also too early to forecast how inflation might be affected and how the Fed could respond.

At USAA Investments, we are long-term, fundamental investors, who seek to look at the full market cycle rather than current geopolitical events. We believe measures such as assessing a company's intrinsic value compared to its current price tend to be more effective at forecasting potential stock returns over time. In selecting bonds, our analysts take a bottom-up approach to evaluating each security individually, building portfolios on a bond-by-bond basis.

It is important to remember market conditions are always fluctuating and time horizon matters. We believe that it is important to stay focused on your long-term objectives, using an investment plan that is based on your personal time horizon and risk tolerance. If you are uneasy about market risk in general or have concerns about too much exposure to specific asset classes, please call USAA to speak with an advisor. As the new year begins, why not make a resolution to put your financial house in order?

Thank you for allowing us to help you in your efforts to achieve your financial goals. At USAA Investments, we are committed to providing you with our best advice, top-notch service, and a variety of mutual funds. On behalf of everyone here, I wish you a happy and healthy 2017.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY ON THE FUND                                              2

INVESTMENT OVERVIEW                                                           6

FINANCIAL INFORMATION

    Portfolio of Investments                                                 11

    Notes to Portfolio of Investments                                        38

    Financial Statements                                                     41

    Notes to Financial Statements                                            44

EXPENSE EXAMPLE                                                              57

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

200983-0117

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FUND OBJECTIVE

THE USAA GROWTH AND TAX STRATEGY FUND (THE FUND) IS AN ASSET ALLOCATION FUND THAT SEEKS A CONSERVATIVE BALANCE FOR THE INVESTOR BETWEEN INCOME, THE MAJORITY OF WHICH IS EXEMPT FROM FEDERAL INCOME TAX, AND THE POTENTIAL FOR LONG-TERM GROWTH OF CAPITAL TO PRESERVE PURCHASING POWER.
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TYPES OF INVESTMENTS

Using preset target ranges, the Fund's strategy is to invest a majority of its assets in tax-exempt bonds and money market instruments (50%-70%) and the remainder in blue chip stocks (30%-50%). The Fund is managed with the goal of minimizing the impact of federal income tax to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1
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MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company          Northern Trust Investments, Inc.

    JOHN C. BONNELL, CFA                  CHRISTOPHER A. FRONK, CFA
    DALE R. HOFFMAN                       JACOB C. WEAVER, CFA

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o  WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

   During the reporting period ended November 30, 2016, municipal bond prices declined and municipal yields rose, likely based on the belief that the U.S. economy could grow more than expected. Although the supply of municipal bonds increased, demand was strong as municipal bond funds experienced positive investment flows consistently into early November 2016. However, following the November 8, 2016 U.S. presidential election, investment flows into municipal bond funds tapered off and turned negative through the end of the reporting period. Longer-term U.S. Treasury yields, which had remained near their lows of the 2016 calendar year, edged up in late September 2016 and then increased again after the election. President-elect Trump has pledged to cut taxes and decrease regulation, which if combined with his proposal for increased infrastructure spending, could potentially lead to stronger economic growth and possibly higher inflation.

   The U.S. stock market recorded a solid gain for the reporting period overall. When the period began in June 2016, stocks declined as a weaker-than-expected U.S. jobs report raised questions about the outlook for economic growth. After the Federal Reserve (the Fed) shelved its plans for an interest rate increase, stocks rallied. In the last week of June 2016, the United Kingdom's vote to exit the European Union ("Brexit") rattled investors, leading to a decline in stock prices. By the end of the month, however, the U.S. stock market had generally retraced its losses. Stocks were bolstered in July 2016 by positive

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2  | USAA GROWTH AND TAX STRATEGY FUND

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   economic data but then traded in a narrow range until early September 2016, when they sold off as investors fled riskier asset classes on fears that global central banks might reduce their accommodative easing policies sooner than expected. Stocks recovered some of the lost ground later in the month after the Fed said it would leave short-term interest rates unchanged. Stocks trended lower in October 2016 on signs the Fed was on track for an interest rate increase later in the year and amid uncertainty about the outcome of the U.S. presidential election. After Donald Trump's victory in the U.S. presidential election on November 8, 2016, stocks staged a rally, reaching new record highs. Six of the eleven sectors in the S&P 500(R) Index advanced during the reporting period. The strongest performing sectors were financials, industrials, and energy, all of which posted double-digit gains. The utilities, real estate, health care, and consumer staples sectors recorded declines. (Real estate was reclassified as an eleventh sector in the S&P 500(R) Index after the market close on August 31, 2016.)

o HOW DID THE USAA GROWTH AND TAX STRATEGY FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

   The Fund had a total return of 0.21% for the reporting period ended November 30, 2016. This compares to a total return of 6.01% for the S&P 500(R) Index (the Index), -3.52% for the Bloomberg Barclays Municipal Bond Index*, and 1.71% for the Composite Index.

   USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Northern Trust Investments, Inc. (NTI) is a subadviser to the Fund. The investment adviser and the subadviser each

   Refer to page 8 for benchmark definitions.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

   *Effective August 24, 2016, Bloomberg acquired Barclays Risk Analytics and Index Solutions, Ltd., which includes the Barclays indexes. Thus, the Fund's benchmark is now called the Bloomberg Barclays Municipal Bond Index.

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                                           MANAGERS' COMMENTARY ON THE FUND |  3

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   provide day-to-day discretionary management for a portion of the Fund's assets.

o  HOW DID THE MUNICIPAL BOND PORTION OF THE FUND PERFORM?

   During the reporting period, the municipal bond portion of the Fund's portfolio benefited from our focus on income generation through which we seek to maximize tax-free income without taking undue risk. Over the long-term, the income distribution provided by the municipal bond portion of the Fund, not its price appreciation, accounts for most of its total return. We continued to work with our in-house team of analysts, as we sought to identify what we believe are attractive opportunities. We choose investments on a bond-by-bond basis, employing fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through research, we seek to both recognize value and avoid potential risks. The municipal bond portion of the Fund remains well diversified and we generally avoid municipal bonds subject to the federal alternative minimum tax for individuals.

o  HOW DID THE EQUITY PORTION OF THE FUND PERFORM?

   Our stock selection added to results as we sought to match the performance of the Index. In addition, because the equity portfolio's sector exposures are similar to those of the Index, the relative strength or weakness of certain sectors did not have a large impact on portfolio returns during the reporting period.

   In keeping with our investment process, we sought to limit both short-term and long-term capital gains. Our objective is generally to limit the sale of securities that have increased in value and to realize capital losses on securities that have decreased in value, thereby offsetting realized capital gains. This strategy allows the Fund to obtain tax efficient exposure to the equity market. As always, we continue to manage the portfolio's "active risk" (the risk that it will not perform in line with the Index because of our efforts to achieve tax efficiency).

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4  | USAA GROWTH AND TAX STRATEGY FUND

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   The equity portion of the Fund also continued to receive dividend income from its stock holdings. Because of the solid dividend growth of S&P 500(R) Index-listed companies, it maintained a dividend yield similar to prior periods even though the stock market appreciated.

   Thank you for allowing us to help you manage your investments.

   As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Some income may have been subject to state or local taxes but not the federal alternative minimum tax.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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INVESTMENT OVERVIEW

USAA GROWTH AND TAX STRATEGY FUND (THE FUND)
(Ticker Symbol: USBLX)

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                                          11/30/16                 5/31/16
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
Net Assets                             $349.6 Million           $327.3 Million
Net Asset Value Per Share                  $17.63                   $17.79

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/16
--------------------------------------------------------------------------------
   5/31/16-11/30/16*             1 YEAR            5 YEARS            10 YEARS
        0.21%                     3.58%             8.58%               5.01%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
   1 YEAR                            5 YEARS                          10 YEARS
   5.36%                              8.56%                             5.13%

--------------------------------------------------------------------------------
   30-DAY SEC YIELD** AS OF 11/30/16            EXPENSE RATIO AS OF 5/31/16***
--------------------------------------------------------------------------------
               1.90%                                         0.87%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

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6  | USAA GROWTH AND TAX STRATEGY FUND

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                       o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                                          BLOOMBERG
                                                                 USAA GROWTH AND      BARCLAYS MUNICIPAL
                    S&P 500 INDEX        COMPOSITE INDEX        TAX STRATEGY FUND        BOND INDEX
11/30/06             $10,000.00             $10,000.00             $10,000.00            $10,000.00
12/31/06              10,140.28              10,031.28              10,045.00              9,964.67
01/31/07              10,293.63              10,100.84              10,109.00              9,939.15
02/28/07              10,092.30              10,076.91              10,066.00             10,070.12
03/31/07              10,205.18              10,113.29              10,104.00             10,045.29
04/30/07              10,657.22              10,335.74              10,339.00             10,075.03
05/31/07              11,029.11              10,485.87              10,495.00             10,030.42
06/30/07              10,845.88              10,393.87              10,376.00              9,978.45
07/31/07              10,509.60              10,276.11              10,240.00             10,055.80
08/31/07              10,667.14              10,283.88              10,262.00             10,012.41
09/30/07              11,066.08              10,540.78              10,533.00             10,160.57
10/31/07              11,242.11              10,668.11              10,626.00             10,205.86
11/30/07              10,772.11              10,469.37              10,381.00             10,270.94
12/31/07              10,697.38              10,435.57              10,300.00             10,299.45
01/31/08              10,055.74              10,199.32              10,024.00             10,429.33
02/29/08               9,729.07               9,804.22               9,566.00              9,951.84
03/31/08               9,687.06               9,874.71               9,708.00             10,236.29
04/30/08              10,158.85              10,180.46              10,008.00             10,356.07
05/31/08              10,290.43              10,310.64              10,096.00             10,418.68
06/30/08               9,422.91               9,848.96               9,621.00             10,301.09
07/31/08               9,343.70               9,775.40               9,547.00             10,340.24
08/31/08               9,478.85               9,883.16               9,687.00             10,461.25
09/30/08               8,634.22               9,168.70               8,970.00              9,970.67
10/31/08               7,184.12               8,264.99               8,064.00              9,868.90
11/30/08               6,668.63               7,896.09               7,737.00              9,900.27
12/31/08               6,739.58               7,950.01               7,694.00             10,044.61
01/31/09               6,171.53               7,839.54               7,596.00             10,412.27
02/28/09               5,514.40               7,506.77               7,325.00             10,466.98
03/31/09               5,997.43               7,804.88               7,583.00             10,468.89
04/30/09               6,571.44               8,307.99               8,015.00             10,678.03
05/31/09               6,939.00               8,647.64               8,341.00             10,790.99
06/30/09               6,952.77               8,597.24               8,320.00             10,689.90
07/31/09               7,478.65               8,989.68               8,679.00             10,868.75
08/31/09               7,748.67               9,259.46               8,909.00             11,054.56
09/30/09               8,037.81               9,656.84               9,361.00             11,451.28
10/31/09               7,888.49               9,431.16               9,138.00             11,210.90
11/30/09               8,361.67               9,690.97               9,407.00             11,303.53
12/31/09               8,523.18               9,847.95               9,544.00             11,341.73
01/31/10               8,216.57               9,705.07               9,404.00             11,400.80
02/28/10               8,471.09               9,887.76               9,591.00             11,511.30
03/31/10               8,982.28              10,162.03               9,857.00             11,483.75
04/30/10               9,124.09              10,296.32               9,982.00             11,623.31
05/31/10               8,395.53               9,906.08               9,606.00             11,710.48
06/30/10               7,956.03               9,646.70               9,363.00             11,717.44
07/31/10               8,513.46              10,027.33               9,717.00             11,863.55
08/31/10               8,129.13               9,930.09               9,646.00             12,135.17
09/30/10               8,854.61              10,368.95              10,034.00             12,116.21
10/31/10               9,191.52              10,546.12              10,185.00             12,082.65
11/30/10               9,192.70              10,385.47              10,034.00             11,841.04
12/31/10               9,807.06              10,587.41              10,225.00             11,611.57
01/31/11              10,039.50              10,632.14              10,256.00             11,526.04
02/28/11              10,383.44              10,876.09              10,520.00             11,709.53
03/31/11              10,387.57              10,853.85              10,497.00             11,670.51
04/30/11              10,695.20              11,109.85              10,747.00             11,879.51
05/31/11              10,574.14              11,168.65              10,811.00             12,082.51
06/30/11              10,397.88              11,113.08              10,753.00             12,124.66
07/31/11              10,186.44              11,065.15              10,720.00             12,248.40
08/31/11               9,633.09              10,841.29              10,518.00             12,457.95
09/30/11               8,955.90              10,525.90              10,315.00             12,586.73
10/31/11               9,934.72              11,051.83              10,788.00             12,539.94
11/30/11               9,912.76              11,062.98              10,804.00             12,614.02
12/31/11              10,014.16              11,208.79              10,979.00             12,853.99
01/31/12              10,462.95              11,648.89              11,398.00             13,151.25
02/29/12              10,915.39              11,897.65              11,644.00             13,164.21
03/31/12              11,274.60              12,021.01              11,786.00             13,078.68
04/30/12              11,203.83              12,056.72              11,827.00             13,229.56
05/31/12              10,530.48              11,748.69              11,579.00             13,339.38
06/30/12              10,964.35              11,970.18              11,787.00             13,325.06
07/31/12              11,116.64              12,160.93              11,961.00             13,536.24
08/31/12              11,367.02              12,313.07              12,102.00             13,551.66
09/30/12              11,660.76              12,490.57              12,266.00             13,633.51
10/31/12              11,445.45              12,444.75              12,200.00             13,671.98
11/30/12              11,511.85              12,626.07              12,342.00             13,897.22
12/31/12              11,616.77              12,608.58              12,300.00             13,725.46
01/31/13              12,218.47              12,987.07              12,637.00             13,782.62
02/28/13              12,384.33              13,082.15              12,746.00             13,824.37
03/31/13              12,848.78              13,278.57              12,955.00             13,764.75
04/30/13              13,096.34              13,483.81              13,141.00             13,915.64
05/31/13              13,402.68              13,555.53              13,209.00             13,745.65
06/30/13              13,222.70              13,214.39              12,903.00             13,356.43
07/31/13              13,895.53              13,445.28              13,184.00             13,239.66
08/31/13              13,493.09              13,151.44              12,886.00             13,050.71
09/30/13              13,916.23              13,530.71              13,236.00             13,331.61
10/31/13              14,555.92              13,847.35              13,571.00             13,436.92
11/30/13              14,999.50              14,021.38              13,759.00             13,409.23
12/31/13              15,379.23              14,172.75              13,918.00             13,374.99
01/31/14              14,847.51              14,103.70              13,841.00             13,635.56
02/28/14              15,526.69              14,524.06              14,212.00             13,795.45
03/31/14              15,657.20              14,613.92              14,294.00             13,818.64
04/30/14              15,772.94              14,724.51              14,433.00             13,984.67
05/31/14              16,143.20              15,015.36              14,651.00             14,164.75
06/30/14              16,476.68              15,156.73              14,802.00             14,177.02
07/31/14              16,249.45              15,044.96              14,714.00             14,201.99
08/31/14              16,899.51              15,406.58              15,012.00             14,374.02
09/30/14              16,662.51              15,327.95              14,931.00             14,388.62
10/31/14              17,069.50              15,523.94              15,134.00             14,487.25
11/30/14              17,528.58              15,738.31              15,327.00             14,512.35
12/31/14              17,484.42              15,762.94              15,378.00             14,585.48
01/31/15              16,959.55              15,664.29              15,324.00             14,844.00
02/28/15              17,934.24              16,028.03              15,599.00             14,690.93
03/31/15              17,650.62              15,932.46              15,518.00             14,733.36
04/30/15              17,819.95              15,956.89              15,509.00             14,656.01
05/31/15              18,049.10              16,018.57              15,553.00             14,615.49
06/30/15              17,699.71              15,842.02              15,384.00             14,602.26
07/31/15              18,070.54              16,034.82              15,599.00             14,707.98
08/31/15              16,980.27              15,570.24              15,204.00             14,736.91
09/30/15              16,560.12              15,406.82              15,080.00             14,843.59
10/31/15              17,957.03              16,053.49              15,658.00             14,902.66
11/30/15              18,010.43              16,102.30              15,740.00             14,961.87
12/31/15              17,726.38              16,022.52              15,717.00             15,067.05
01/31/16              16,846.72              15,712.99              15,453.00             15,246.86
02/29/16              16,823.99              15,676.06              15,444.00             15,270.73
03/31/16              17,965.30              16,227.39              15,967.00             15,319.16
04/30/16              18,034.95              16,361.73              16,076.00             15,431.85
05/31/16              18,358.82              16,539.18              16,268.00             15,473.60
06/30/16              18,406.39              16,639.64              16,497.00             15,719.70
07/31/16              19,085.01              16,959.54              16,754.00             15,729.25
08/31/16              19,111.81              17,027.35              16,782.00             15,750.54
09/30/16              19,115.42              17,007.82              16,719.00             15,671.96
10/31/16              18,766.73              16,790.05              16,441.00             15,507.43
11/30/16              19,461.75              16,818.87              16,302.00             14,929.13

                                 [END OF CHART]

                    Data from 11/30/06 through 11/30/16.

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Composite Index reflects the fees and expenses of the underlying funds included in the Composite Index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth and Tax Strategy Fund to the benchmarks listed below. The Manager has developed the Composite Index, which is used to measure the Fund's performance. The custom benchmark was created by the Manager to show how the Fund's performance compares with the return of an index or indexes with similar asset allocations.

o The unmanaged S&P 500(R) Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

o The Composite Index is comprised of 51% of the Lipper General Municipal Bond Funds Index and 49% of the Lipper Large-Cap Core Funds Index. The unmanaged Lipper General Municipal Bond Funds Index tracks the total return performance of the funds within this category. This category includes funds that invest at least 65% of their assets in municipal debt issues in the top four credit categories. The unmanaged Lipper Large-Cap Core Funds Index tracks the total return performance of the funds within this category. This category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 500(R) Index. Large-cap core funds have more latitude in the companies in which they invest. These funds have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales growth figure, compared to the S&P 500(R) Index.

o The unmanaged Bloomberg Barclays Municipal Bond Index is a benchmark of total return performance for the long-term, investment-grade, tax-exempt bond market.

================================================================================

8  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

                         o TOP 10 INDUSTRIES - 11/30/16 o
                                (% of Net Assets)

Diversified Banks ......................................................... 2.5%
Pharmaceuticals ........................................................... 2.4%
Internet Software & Services .............................................. 2.0%
Technology Hardware, Storage, & Peripherals ............................... 1.8%
Systems Software .......................................................... 1.6%
Integrated Oil & Gas ...................................................... 1.6%
Semiconductors ............................................................ 1.4%
Biotechnology ............................................................. 1.4%
Industrial Conglomerates .................................................. 1.2%
Integrated Telecommunication Services ..................................... 1.2%


                       o TOP 5 TAX-EXEMPT BONDS - 11/30/16 o
                                (% of Net Assets)
Lewisville ................................................................ 1.6%
Oneida County IDA ......................................................... 1.1%
Emmaus General Auth. ...................................................... 1.0%
Orlando ................................................................... 0.9%
Rockport .................................................................. 0.9%

                       o TOP 5 BLUE CHIP STOCKS - 11/30/16 o
                                (% of Net Assets)
Apple, Inc. ............................................................... 1.5%
Microsoft Corp. ........................................................... 1.2%
Exxon Mobil Corp. ......................................................... 0.9%
Johnson & Johnson ......................................................... 0.8%
Berkshire Hathaway, Inc. "B" .............................................. 0.8%

You will find a complete list of securities that the Fund owns on pages 11-37.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                         o ASSET ALLOCATION* - 11/30/16 o

                        [PIE CHART OF ASSET ALLOCATION*]

TAX-EXEMPT BONDS                                                           50.3%
BLUE CHIP STOCKS                                                           48.1%
TAX-EXEMPT MONEY MARKET INSTRUMENTS                                         2.3%
BONDS                                                                       0.1%
RIGHTS**                                                                    0.0%

                                   [END CHART]

 * Excludes futures
** Represents less than 0.1% of the Fund.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

10  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

PORTFOLIO OF INVESTMENTS

November 30, 2016 (unaudited)

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                COUPON                                 VALUE
(000)       SECURITY                                                   RATE              MATURITY            (000)
------------------------------------------------------------------------------------------------------------------
            TAX-EXEMPT SECURITIES (52.6%)

            TAX-EXEMPT BONDS (50.3%)

            ALABAMA (0.3%)
$   1,000   Lower Alabama Gas District                                 5.00%            9/01/2046         $  1,099
                                                                                                          --------
            ARIZONA (0.7%)
    1,300   Phoenix IDA                                                5.00             7/01/2046            1,341
    1,000   Student and Academic Service, LLC (INS)                    5.00             6/01/2044            1,088
                                                                                                          --------
                                                                                                             2,429
                                                                                                          --------
            CALIFORNIA (3.7%)
    1,200   Jurupa Public Financing Auth.                              5.00             9/01/2042            1,287
    2,000   Monterey Peninsula USD (INS)                               5.50             8/01/2034            2,277
    1,000   State                                                      5.00             2/01/2043            1,096
    1,000   State                                                      5.00             8/01/2045            1,108
    1,000   Statewide Communities Development Auth. (INS)              5.00            11/15/2049            1,098
    1,000   Sutter Butte Flood Control Agency (INS)                    5.00            10/01/2040            1,089
    1,500   Twin Rivers USD (INS)                                      5.00             8/01/2040            1,630
    1,000   Val Verde USD (INS)                                        5.00             8/01/2044            1,089
    4,435   West Contra Costa USD (INS)                                5.05(a)          8/01/2034            2,102
                                                                                                          --------
                                                                                                            12,776
                                                                                                          --------
            COLORADO (1.8%)
    1,000   Denver Convention Center Hotel Auth.                       5.00            12/01/2040            1,047
    1,000   Health Facilities Auth.                                    5.00            12/01/2042            1,023
    1,000   Health Facilities Auth.                                    5.00             6/01/2045            1,041
    1,000   Park Creek Metropolitan District                           5.00            12/01/2045            1,053
    2,000   Regional Transportation District                           5.38             6/01/2031            2,199
                                                                                                          --------
                                                                                                             6,363
                                                                                                          --------
            CONNECTICUT (0.0%)
    4,187   Mashantucket (Western) Pequot Tribe(b),(c)                 6.05             7/01/2031              163
                                                                                                          --------
            DISTRICT OF COLUMBIA (0.3%)
    1,100   District of Columbia                                       5.00             7/01/2042            1,162
                                                                                                          --------
            FLORIDA (4.4%)
    1,875   Escambia County Housing Finance Auth. (INS)                5.75             6/01/2031            2,074
    1,000   Halifax Hospital Medical Center                            5.00             6/01/2046            1,069

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                COUPON                                 VALUE
(000)       SECURITY                                                   RATE              MATURITY            (000)
------------------------------------------------------------------------------------------------------------------
$   1,000   Jacksonville                                               5.00%           10/01/2029         $  1,109
    2,000   Lee County IDA                                             5.00            11/01/2025            2,216
      645   Lee County IDA                                             5.50            10/01/2047              665
    1,300   Miami-Dade County                                          5.00            10/01/2034            1,426
    3,000   Orlando (INS)                                              5.13            11/01/2027            3,091
    1,000   Southeast Overtown/Park West Community
              Redevelopment Agency(d)                                  5.00             3/01/2030            1,064
    1,505   Tampa-Hillsborough County Expressway Auth.                 5.00             7/01/2037            1,638
    1,000   Volusia County Educational Facilities Auth.                5.00            10/15/2045            1,044
                                                                                                          --------
                                                                                                            15,396
                                                                                                          --------
            GUAM (0.6%)
      750   International Airport Auth. (INS)                          5.50            10/01/2033              852
    1,000   Waterworks Auth.                                           5.50             7/01/2043            1,089
                                                                                                          --------
                                                                                                             1,941
                                                                                                          --------
            ILLINOIS (4.6%)
    1,000   Chicago                                                    5.00             1/01/2044            1,042
    1,000   Chicago                                                    5.00            11/01/2044            1,056
    1,000   Chicago-Midway Airport                                     5.00             1/01/2046            1,080
    1,000   Chicago-O'Hare International Airport (INS)                 5.25             1/01/2033            1,113
    1,000   Educational Facilities Auth.                               4.00            11/01/2036              898
    1,000   Finance Auth.                                              3.90             3/01/2030            1,013
    2,000   Finance Auth. (PRE)                                        6.00            10/01/2032            2,349
    1,275   Finance Auth.                                              5.00             5/15/2040            1,297
    1,000   Finance Auth.                                              4.00            10/01/2040              970
    1,000   Finance Auth.                                              4.00             2/15/2041              847
    1,000   Finance Auth.                                              5.00             8/15/2044            1,045
    1,000   Finance Auth.                                              5.00             5/15/2045            1,032
    1,000   Municipal Power Agency                                     4.00            12/01/2041              962
    1,235   Springfield Metro Sanitary District                        5.75             1/01/2053            1,381
                                                                                                          --------
                                                                                                            16,085
                                                                                                          --------
            INDIANA (2.8%)
      500   Ball State Univ.                                           5.00             7/01/2030              544
    1,000   Evansville Redevelopment Auth. (INS)                       4.00             2/01/2039              990
    1,250   Finance Auth.                                              5.38            11/01/2032            1,326
    1,000   Finance Auth.                                              5.00             2/01/2040            1,052
    1,000   Finance Auth.                                              5.00            10/01/2044            1,062
    1,500   Richmond Hospital Auth.                                    5.00             1/01/2039            1,605
    3,000   Rockport (INS)                                             4.63             6/01/2025            3,040
                                                                                                          --------
                                                                                                             9,619
                                                                                                          --------

================================================================================

12  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                COUPON                                 VALUE
(000)       SECURITY                                                   RATE              MATURITY            (000)
------------------------------------------------------------------------------------------------------------------
            KANSAS (1.0%)
$   1,000   Coffeyville (INS)(d)                                       5.00%            6/01/2042         $  1,018
    1,250   Wyandotte County/Kansas City                               5.00             9/01/2044            1,357
    1,000   Wyandotte County/Kansas City                               5.00             9/01/2045            1,081
                                                                                                          --------
                                                                                                             3,456
                                                                                                          --------
            KENTUCKY (0.9%)
    1,000   Ashland Medical Center                                     5.00             2/01/2040            1,038
    1,000   Economic Dev. Finance Auth. (INS)                          6.00            12/01/2033            1,050
    1,000   Economic Dev. Finance Auth.                                5.00             5/15/2046              903
                                                                                                          --------
                                                                                                             2,991
                                                                                                          --------
            LOUISIANA (2.9%)
      985   Local Government Environmental Facilities and
              Community Dev. Auth. (INS)                               6.55             9/01/2025            1,035
    1,000   Local Government Environmental Facilities and
              Community Dev. Auth. (INS)                               4.00            10/01/2046              947
    2,000   Parish of St. John the Baptist                             5.13             6/01/2037            2,000
    1,000   Public Facilities Auth.                                    5.00            11/01/2045            1,051
    1,000   Public Facilities Auth. (INS)                              5.25             6/01/2051            1,080
    1,000   Public Facilities Auth.                                    4.00             1/01/2056              947
    1,000   Shreveport (INS)                                           5.00            12/01/2039            1,075
    1,000   Shreveport                                                 5.00            12/01/2040            1,046
    1,000   Tobacco Settlement Financing Corp.                         5.25             5/15/2035            1,078
                                                                                                          --------
                                                                                                            10,259
                                                                                                          --------
            MAINE (0.2%)
    1,000   Health and Higher Education Facilities Auth.               4.00             7/01/2046              821
                                                                                                          --------
            MASSACHUSETTS (1.8%)
    1,000   Dev. Finance Agency                                        5.00             4/15/2040            1,051
    1,000   Dev. Finance Agency                                        5.25            11/15/2041            1,098
    1,000   Dev. Finance Agency                                        5.75             7/15/2043            1,092
    1,000   Dev. Finance Agency                                        5.00             7/01/2044            1,043
    1,000   Dev. Finance Agency                                        5.50             7/01/2044            1,052
    1,000   Dev. Finance Agency                                        5.00             7/01/2046            1,051
                                                                                                          --------
                                                                                                             6,387
                                                                                                          --------
            MICHIGAN (1.3%)
    1,250   Lincoln Consolidated School District (INS)                 5.00             5/01/2040            1,359
    1,000   Livonia Public Schools School District (INS)               5.00             5/01/2045            1,078
    1,000   Wayne County Airport Auth.                                 5.00            12/01/2044            1,066
    1,000   Wyandotte (INS)                                            5.00            10/01/2044            1,027
                                                                                                          --------
                                                                                                             4,530
                                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                COUPON                                 VALUE
(000)       SECURITY                                                   RATE              MATURITY            (000)
------------------------------------------------------------------------------------------------------------------
            MINNESOTA (0.3%)
$   1,000   Saint Paul Housing and Redevelopment Auth.                 5.00%           11/15/2044         $  1,052
                                                                                                          --------
            MISSOURI (0.4%)
    1,270   Health and Educational Facilities Auth.                    5.00             8/01/2045            1,302
                                                                                                          --------
            NEBRASKA (0.3%)
    1,000   Douglas County Hospital Auth.                              5.00            11/01/2048            1,063
                                                                                                          --------
            NEVADA (0.9%)
    1,555   Las Vegas Convention and Visitors Auth.                    4.00             7/01/2041            1,536
    1,500   Las Vegas Redevelopment Agency                             5.00             6/15/2045            1,608
                                                                                                          --------
                                                                                                             3,144
                                                                                                          --------
            NEW JERSEY (1.6%)
    1,000   EDA                                                        5.00             6/15/2029            1,043
    2,000   EDA (PRE)                                                  5.00             9/01/2033            2,133
    1,250   South Jersey Transportation Auth.                          5.00            11/01/2039            1,322
    1,000   Transportation Trust Fund Auth.                            5.00             6/15/2044              979
                                                                                                          --------
                                                                                                             5,477
                                                                                                          --------
            NEW MEXICO (0.3%)
    1,000   Farmington                                                 5.90             6/01/2040            1,105
                                                                                                          --------
            NEW YORK (3.8%)
    1,000   Dormitory Auth. (PRE)                                      5.50             5/01/2037            1,097
    1,205   Dormitory Auth. (INS)                                      5.50             7/01/2040            1,506
      630   Liberty Dev. Corp.                                         5.25            10/01/2035              738
    1,500   Liberty Dev. Corp.                                         5.50            10/01/2037            1,811
    1,000   MTA                                                        5.00            11/15/2042            1,099
    1,000   New York City                                              5.25             8/15/2023            1,065
    2,000   New York City Trust for Cultural Resources                 5.00            12/01/2039            2,155
    8,455   Oneida County IDA (INS)                                    4.65(a)          7/01/2035            3,635
                                                                                                          --------
                                                                                                            13,106
                                                                                                          --------
            NORTH CAROLINA (0.3%)
    1,000   Medical Care Commission                                    5.00            10/01/2035            1,070
                                                                                                          --------
            OHIO (0.2%)
      750   Southeastern Port Auth. Hospital Facilities                5.00            12/01/2043              759
                                                                                                          --------
            OKLAHOMA (0.4%)
    1,315   Comanche County Hospital Auth.                             5.00             7/01/2032            1,348
                                                                                                          --------
            PENNSYLVANIA (2.9%)
    1,125   Butler County Hospital Auth.                               5.00             7/01/2039            1,189
    1,000   Chester County IDA                                         5.00            10/01/2044            1,010
    1,625   Indiana County Hospital Auth.                              6.00             6/01/2039            1,769
    1,000   Lancaster County Hospital Auth.                            5.00            11/01/2035            1,089

================================================================================

14  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                COUPON                                 VALUE
(000)       SECURITY                                                   RATE              MATURITY            (000)
------------------------------------------------------------------------------------------------------------------
$   1,000   Montgomery County IDA                                      5.25%            1/15/2045         $  1,048
    1,000   Northampton County General Purpose Auth.                   4.00             8/15/2040              939
    1,000   Philadelphia School District                               5.00             9/01/2037            1,045
    1,000   Turnpike Commission                                        5.25            12/01/2044            1,093
    1,000   Turnpike Commission                                        5.00            12/01/2046            1,058
                                                                                                          --------
                                                                                                            10,240
                                                                                                          --------
            PUERTO RICO (0.3%)
    1,000   Commonwealth (INS)                                         5.00             7/01/2035            1,043
                                                                                                          --------
            RHODE ISLAND (0.3%)
       50   Housing and Mortgage Finance Corp.                         6.85            10/01/2024               50
    1,000   Turnpike and Bridge Auth.                                  5.00            10/01/2040            1,090
                                                                                                          --------
                                                                                                             1,140
                                                                                                          --------
            SOUTH CAROLINA (0.6%)
    2,000   Piedmont Municipal Power Agency (INS)                      5.75             1/01/2034            2,261
                                                                                                          --------
            TENNESSEE (0.8%)
    2,000   Knox County Health, Educational and
              Housing Facilities Board                                 5.01(a)          1/01/2035              820
    1,000   Metropolitan Government of Nashville and Davidson
              County Health and Educational Facilities Board           5.00            10/01/2045            1,051
    1,000   Metropolitan Government of Nashville and Davidson
              County Health and Educational Facilities Board           5.00             7/01/2046            1,067
                                                                                                          --------
                                                                                                             2,938
                                                                                                          --------
            TEXAS (8.2%)
    1,000   Central Texas Regional Mobility Auth.                      4.00             1/01/2041              958
    1,000   Central Texas Regional Mobility Auth.                      5.00             1/01/2045            1,069
    1,000   Clifton Higher Education Finance Corp. (NBGA)              5.00             8/15/2039            1,110
    2,000   El Paso (INS)(PRE)                                         4.75             8/15/2033            2,055
    1,000   Harris County Cultural Education Facilities
              Finance Corp.                                            5.00             6/01/2038            1,040
    1,000   Harris County Hospital District                            4.00             2/15/2042              962
    1,000   Houston                                                    5.00             9/01/2039            1,079
    1,000   Houston                                                    5.00             9/01/2040            1,078
    1,000   Karnes County Hospital District                            5.00             2/01/2044            1,025
    1,000   Laredo Waterworks and Sewer System                         4.00             3/01/2041              986
    5,375   Lewisville (INS)                                           5.80             9/01/2025            5,651
    1,000   Matagorda County                                           4.00             6/01/2030            1,021
    1,000   Mesquite Health Facilities Dev. Corp.                      5.00             2/15/2035            1,034
    1,600   New Hope Cultural Education Facilities Finance Corp.       5.00             4/01/2047            1,621
    1,000   New Hope Cultural Education Facilities Finance Corp.       5.00             7/01/2047            1,016
    1,500   North Texas Tollway Auth.                                  5.00             1/01/2031            1,680
    1,000   North Texas Tollway Auth.                                  5.00             1/01/2045            1,095

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                COUPON                                 VALUE
(000)       SECURITY                                                   RATE              MATURITY            (000)
------------------------------------------------------------------------------------------------------------------
$     820   San Leanna Education Facilities Corp. (PRE)                4.75%            6/01/2032         $    836
      180   San Leanna Education Facilities Corp.                      4.75             6/01/2032              181
    1,000   Tarrant County Cultural Education Facilities
              Finance Corp.                                            5.00            11/15/2036            1,009
    1,000   Tarrant County Cultural Education Facilities
              Finance Corp.                                            5.00            11/15/2045            1,001
    1,000   Transportation Commission                                  5.00             8/15/2042            1,079
                                                                                                          --------
                                                                                                            28,586
                                                                                                          --------
            VIRGINIA (0.3%)
    1,000   Alexandria IDA                                             5.00            10/01/2050            1,057
                                                                                                          --------
            WEST VIRGINIA (0.4%)
    1,500   Pleasants County                                           5.25            10/15/2037            1,425
                                                                                                          --------
            WISCONSIN (0.3%)
    1,000   Health and Educational Facilities Auth.                    5.25             4/15/2035            1,080
                                                                                                          --------
            WYOMING (0.4%)
    1,250   Laramie County                                             5.00             5/01/2037            1,333
                                                                                                          --------
            Total Tax-Exempt Bonds (cost: $176,676)                                                        176,006
                                                                                                          --------

            TAX-EXEMPT MONEY MARKET INSTRUMENTS (1.6%)

            VARIABLE-RATE DEMAND NOTES (1.6%)

            GEORGIA (0.1%)
      200   Appling County Dev. Auth.                                  0.64             9/01/2029              200
                                                                                                          --------
            LOUISIANA (0.5%)
    2,000   Public Facilities Auth.                                    0.58            12/01/2043            2,000
                                                                                                          --------
            PENNSYLVANIA (1.0%)
    3,500   Emmaus General Auth. (INS) (LIQ)                           0.63            12/01/2028            3,500
                                                                                                          --------
            Total Variable-Rate Demand Notes                                                                 5,700
                                                                                                          --------
            Total Tax-Exempt Money Market Instruments (cost: $5,700)                                         5,700
                                                                                                          --------
            Total Tax-Exempt Securities (cost: $182,376)                                                   181,706
                                                                                                          --------

------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
------------------------------------------------------------------------------------------------------------------
            GOVERNMENT & U.S. TREASURY MONEY MARKET INSTRUMENTS (0.8%)

            GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.7%)
2,346,554   State Street Institutional Treasury Money Market Fund Premier Class, 0.25%(e)                    2,347
                                                                                                          --------

================================================================================

16  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                                                       VALUE
(000)       SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
            U.S. TREASURY BILLS (0.1%)
$     300   0.47%, 3/02/2017(i)                                                                           $    300
                                                                                                          --------
            Total Government & U.S. Treasury Money Market Instruments (cost: $2,647)                         2,647
                                                                                                          --------

------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
------------------------------------------------------------------------------------------------------------------
            EQUITY SECURITIES (48.1%)

            BLUE CHIP STOCKS (48.1%)

            CONSUMER DISCRETIONARY (5.9%)
            -----------------------------
            ADVERTISING (0.1%)
    2,760   Interpublic Group of Companies, Inc.                                                                66
    2,185   Omnicom Group, Inc.                                                                                190
                                                                                                          --------
                                                                                                               256
                                                                                                          --------
            APPAREL RETAIL (0.3%)
    1,264   Foot Locker, Inc.                                                                                   90
    1,580   Gap, Inc.                                                                                           39
    2,433   L Brands, Inc.                                                                                     171
    3,606   Ross Stores, Inc.                                                                                  244
    6,493   TJX Companies, Inc.                                                                                509
      749   Urban Outfitters, Inc.*                                                                             24
                                                                                                          --------
                                                                                                             1,077
                                                                                                          --------
            APPAREL, ACCESSORIES & LUXURY GOODS (0.2%)
    2,313   Coach, Inc.                                                                                         84
    2,721   Hanesbrands, Inc.                                                                                   63
    1,332   Michael Kors Holdings Ltd.*                                                                         62
      820   PVH Corp.                                                                                           87
      420   Ralph Lauren Corp.                                                                                  44
    1,305   Under Armour, Inc. "A"*                                                                             40
    1,314   Under Armour, Inc. "C"*                                                                             34
    3,036   VF Corp.                                                                                           166
                                                                                                          --------
                                                                                                               580
                                                                                                          --------
            AUTO PARTS & EQUIPMENT (0.1%)
      803   Adient plc*                                                                                         43
    1,762   BorgWarner, Inc.                                                                                    63
    2,703   Delphi Automotive plc                                                                              173
                                                                                                          --------
                                                                                                               279
                                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
            AUTOMOBILE MANUFACTURERS (0.2%)
   33,522   Ford Motor Co.                                                                                $    401
   13,478   General Motors Co.                                                                                 465
                                                                                                          --------
                                                                                                               866
                                                                                                          --------
            AUTOMOTIVE RETAIL (0.2%)
      504   Advance Auto Parts, Inc.                                                                            86
      610   AutoNation, Inc.*                                                                                   27
      303   AutoZone, Inc.*                                                                                    237
    1,750   CarMax, Inc.*                                                                                      101
      878   O'Reilly Automotive, Inc.*                                                                         241
                                                                                                          --------
                                                                                                               692
                                                                                                          --------
            BROADCASTING (0.1%)
    3,847   CBS Corp. "B"                                                                                      234
    1,246   Discovery Communications, Inc. "A"*                                                                 34
    2,101   Discovery Communications, Inc. "C"*                                                                 55
      941   Scripps Networks Interactive "A"                                                                    65
    1,870   Tegna, Inc.                                                                                         42
                                                                                                          --------
                                                                                                               430
                                                                                                          --------
            CABLE & SATELLITE (0.6%)
    1,906   Charter Communications, Inc. "A"*                                                                  525
   21,030   Comcast Corp. "A"                                                                                1,462
                                                                                                          --------
                                                                                                             1,987
                                                                                                          --------
            CASINOS & GAMING (0.0%)
      724   Wynn Resorts Ltd.                                                                                   74
                                                                                                          --------
            COMPUTER & ELECTRONICS RETAIL (0.0%)
    2,846   Best Buy Co., Inc.                                                                                 130
                                                                                                          --------
            CONSUMER ELECTRONICS (0.0%)
      700   Garmin Ltd.                                                                                         37
      714   Harman International Industries, Inc.                                                               78
                                                                                                          --------
                                                                                                               115
                                                                                                          --------
            DEPARTMENT STORES (0.1%)
    1,536   Kohl's Corp.                                                                                        82
    3,123   Macy's, Inc.                                                                                       132
    1,287   Nordstrom, Inc.                                                                                     72
                                                                                                          --------
                                                                                                               286
                                                                                                          --------
            DISTRIBUTORS (0.1%)
    1,110   Genuine Parts Co.                                                                                  107
    2,565   LKQ Corp.*                                                                                          84
                                                                                                          --------
                                                                                                               191
                                                                                                          --------

================================================================================

18  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
            FOOTWEAR (0.2%)
   11,468   NIKE, Inc. "B"                                                                                $    574
                                                                                                          --------
            GENERAL MERCHANDISE STORES (0.2%
    2,656   Dollar General Corp.                                                                               205
    2,334   Dollar Tree, Inc.*                                                                                 206
    5,251   Target Corp.                                                                                       406
                                                                                                          --------
                                                                                                               817
                                                                                                          --------
            HOME FURNISHINGS (0.0%)
      859   Leggett & Platt, Inc.                                                                               41
      566   Mohawk Industries, Inc.*                                                                           112
                                                                                                          --------
                                                                                                               153
                                                                                                          --------
            HOME IMPROVEMENT RETAIL (0.6%)
   10,957   Home Depot, Inc.                                                                                 1,418
    7,411   Lowe's Companies, Inc.                                                                             523
                                                                                                          --------
                                                                                                             1,941
                                                                                                          --------
            HOMEBUILDING (0.1%)
    3,030   D.R. Horton, Inc.                                                                                   84
    1,491   Lennar Corp. "A"                                                                                    63
    2,360   PulteGroup, Inc.                                                                                    45
                                                                                                          --------
                                                                                                               192
                                                                                                          --------
            HOMEFURNISHING RETAIL (0.0%)
    1,357   Bed Bath & Beyond, Inc.                                                                             61
                                                                                                          --------
            HOTELS, RESORTS & CRUISE LINES (0.2%)
    4,149   Carnival Corp.                                                                                     213
    2,715   Marriott International, Inc. "A"                                                                   214
    1,243   Royal Caribbean Cruises Ltd.                                                                       101
    1,010   Wyndham Worldwide Corp.                                                                             73
                                                                                                          --------
                                                                                                               601
                                                                                                          --------
            HOUSEHOLD APPLIANCES (0.0%)
      674   Whirlpool Corp.                                                                                    109
                                                                                                          --------
            HOUSEWARES & SPECIALTIES (0.1%)
    4,392   Newell Rubbermaid, Inc.                                                                            206
                                                                                                          --------
            INTERNET RETAIL (1.1%)
    3,333   Amazon.com, Inc.*                                                                                2,502
      925   Expedia, Inc.                                                                                      115
    3,772   Netflix, Inc.*                                                                                     441
      427   Priceline Group, Inc.*                                                                             642
      975   TripAdvisor, Inc.*                                                                                  47
                                                                                                          --------
                                                                                                             3,747
                                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
            LEISURE PRODUCTS (0.0%)
    1,004   Hasbro, Inc.                                                                                  $     86
    2,666   Mattel, Inc.                                                                                        84
                                                                                                          --------
                                                                                                               170
                                                                                                          --------
            MOTORCYCLE MANUFACTURERS (0.0%)
    1,600   Harley-Davidson, Inc.                                                                               97
                                                                                                          --------
            MOVIES & ENTERTAINMENT (0.7%)
    7,789   Time Warner, Inc.                                                                                  715
   10,093   Twenty-First Century Fox, Inc. "A"                                                                 284
    3,916   Twenty-First Century Fox, Inc. "B"                                                                 110
    2,735   Viacom, Inc. "B"                                                                                   102
   13,147   Walt Disney Co.                                                                                  1,303
                                                                                                          --------
                                                                                                             2,514
                                                                                                          --------
            PUBLISHING (0.0%)
    2,721   News Corp. "A"                                                                                      31
                                                                                                          --------
            RESTAURANTS (0.6%)
      226   Chipotle Mexican Grill, Inc.*                                                                       90
      842   Darden Restaurants, Inc.                                                                            62
    7,587   McDonald's Corp.                                                                                   905
   12,252   Starbucks Corp.                                                                                    710
    3,762   Yum China Holdings, Inc.*                                                                          106
    3,762   Yum! Brands, Inc.                                                                                  238
                                                                                                          --------
                                                                                                             2,111
                                                                                                          --------
            SPECIALIZED CONSUMER SERVICES (0.0%)
    1,670   H&R Block, Inc.                                                                                     37
                                                                                                          --------
            SPECIALTY STORES (0.1%)
      548   Signet Jewelers Ltd.                                                                                50
    5,555   Staples, Inc.                                                                                       54
      720   Tiffany & Co.                                                                                       59
    1,196   Tractor Supply Co.                                                                                  90
      586   Ulta Salon, Cosmetics & Fragrance, Inc.*                                                           152
                                                                                                          --------
                                                                                                               405
                                                                                                          --------
            TIRES & RUBBER (0.0%)
    2,240   Goodyear Tire & Rubber Co.                                                                          69
                                                                                                          --------
            Total Consumer Discretionary                                                                    20,798
                                                                                                          --------
            CONSUMER STAPLES (4.4%)
            -----------------------
            AGRICULTURAL PRODUCTS (0.1%)
    5,652   Archer-Daniels-Midland Co.                                                                         244
                                                                                                          --------

================================================================================

20  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
            BREWERS (0.1%)
    1,823   Molson Coors Brewing Co. "B"                                                                  $    179
                                                                                                          --------
            DISTILLERS & VINTNERS (0.1%)
    2,102   Brown-Forman Corp. "B"                                                                              95
    1,408   Constellation Brands, Inc. "A"                                                                     213
                                                                                                          --------
                                                                                                               308
                                                                                                          --------
            DRUG RETAIL (0.4%)
   10,223   CVS Health Corp.                                                                                   786
    7,416   Walgreens Boots Alliance, Inc.                                                                     628
                                                                                                          --------
                                                                                                             1,414
                                                                                                          --------
            FOOD DISTRIBUTORS (0.1%)
    4,020   Sysco Corp.                                                                                        214
                                                                                                          --------
            FOOD RETAIL (0.1%)
    8,610   Kroger Co.                                                                                         278
    2,681   Whole Foods Market, Inc.                                                                            82
                                                                                                          --------
                                                                                                               360
                                                                                                          --------
            HOUSEHOLD PRODUCTS (0.9%)
    2,600   Church & Dwight Co., Inc.                                                                          114
      910   Clorox Co.                                                                                         105
    8,455   Colgate-Palmolive Co.                                                                              552
    3,274   Kimberly-Clark Corp.                                                                               378
   23,403   Procter & Gamble Co.                                                                             1,930
                                                                                                          --------
                                                                                                             3,079
                                                                                                          --------
            HYPERMARKETS & SUPER CENTERS (0.4%)
    3,929   Costco Wholesale Corp.                                                                             590
   12,558   Wal-Mart Stores, Inc.                                                                              884
                                                                                                          --------
                                                                                                             1,474
                                                                                                          --------
            PACKAGED FOODS & MEAT (0.7%)
    1,381   Campbell Soup Co.                                                                                   78
    3,855   ConAgra Foods, Inc.                                                                                141
    5,717   General Mills, Inc.                                                                                348
    1,241   Hershey Co.                                                                                        120
    1,830   Hormel Foods Corp.                                                                                  63
    1,151   J.M. Smucker Co.                                                                                   145
    2,219   Kellogg Co.                                                                                        160
    5,130   Kraft Heinz Co.                                                                                    419
    1,285   Lamb Weston Holdings, Inc.*                                                                         43
    1,040   McCormick & Co., Inc.                                                                               95
    1,716   Mead Johnson Nutrition Co.                                                                         124

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
   13,670   Mondelez International, Inc. "A"                                                              $    564
    2,697   Tyson Foods, Inc. "A"                                                                              153
                                                                                                          --------
                                                                                                             2,453
                                                                                                          --------
            PERSONAL PRODUCTS (0.0%)
    1,921   Estee Lauder Companies, Inc. "A"                                                                   149
                                                                                                          --------
            SOFT DRINKS (0.8%)
   34,294   Coca-Cola Co.                                                                                    1,384
    1,841   Dr. Pepper Snapple Group, Inc.                                                                     160
    3,261   Monster Beverage Corp.*                                                                            146
   12,441   PepsiCo, Inc.                                                                                    1,245
                                                                                                          --------
                                                                                                             2,935
                                                                                                          --------
            TOBACCO (0.7%)
   17,066   Altria Group, Inc.                                                                               1,091
   13,540   Philip Morris International, Inc.                                                                1,195
    7,833   Reynolds American, Inc.                                                                            424
                                                                                                          --------
                                                                                                             2,710
                                                                                                          --------
            Total Consumer Staples                                                                          15,519
                                                                                                          --------
            ENERGY (3.6%)
            -------------
            INTEGRATED OIL & GAS (1.6%)
   16,483   Chevron Corp.                                                                                    1,839
   36,257   Exxon Mobil Corp.(f)                                                                             3,165
    6,727   Occidental Petroleum Corp.                                                                         480
                                                                                                          --------
                                                                                                             5,484
                                                                                                          --------
            OIL & GAS DRILLING (0.0%)
      951   Helmerich & Payne, Inc.                                                                             72
    2,533   Transocean Ltd.*                                                                                    33
                                                                                                          --------
                                                                                                               105
                                                                                                          --------
            OIL & GAS EQUIPMENT & SERVICES (0.5%)
    4,004   Baker Hughes, Inc.                                                                                 258
    1,899   FMC Technologies, Inc.*                                                                             65
    7,620   Halliburton Co.                                                                                    405
    3,243   National Oilwell Varco, Inc.                                                                       121
   12,365   Schlumberger Ltd.                                                                                1,039
                                                                                                          --------
                                                                                                             1,888
                                                                                                          --------
            OIL & GAS EXPLORATION & PRODUCTION (0.9%)
    4,154   Anadarko Petroleum Corp.                                                                           287
    3,642   Apache Corp.                                                                                       240
    3,449   Cabot Oil & Gas Corp.                                                                               76
    4,313   Chesapeake Energy Corp.*                                                                            30

================================================================================

22  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
      788   Cimarex Energy Co.                                                                            $    109
    1,150   Concho Resources, Inc.*                                                                            165
   11,096   ConocoPhillips                                                                                     538
    5,191   Devon Energy Corp.                                                                                 251
    5,027   EOG Resources, Inc.                                                                                515
    1,317   EQT Corp.                                                                                           92
    2,256   Hess Corp.                                                                                         126
    7,765   Marathon Oil Corp.                                                                                 140
    1,489   Murphy Oil Corp.                                                                                    51
    1,347   Newfield Exploration Co.*                                                                           61
    3,345   Noble Energy, Inc.                                                                                 128
    1,502   Pioneer Natural Resources Co.                                                                      287
    1,411   Range Resources Corp.                                                                               50
    4,794   Southwestern Energy Co.*                                                                            54
                                                                                                          --------
                                                                                                             3,200
                                                                                                          --------
            OIL & GAS REFINING & MARKETING (0.3%)
    4,699   Marathon Petroleum Corp.                                                                           221
    4,633   Phillips 66                                                                                        385
      970   Tesoro Corp.                                                                                        79
    4,653   Valero Energy Corp.                                                                                286
                                                                                                          --------
                                                                                                               971
                                                                                                          --------
            OIL & GAS STORAGE & TRANSPORTATION (0.3%)
   16,116   Kinder Morgan, Inc.                                                                                358
    2,128   ONEOK, Inc.                                                                                        117
    5,594   Spectra Energy Corp.                                                                               229
    5,685   Williams Companies, Inc.                                                                           174
                                                                                                          --------
                                                                                                               878
                                                                                                          --------
            Total Energy                                                                                    12,526
                                                                                                          --------
            FINANCIALS (7.1%)
            -----------------
            ASSET MANAGEMENT & CUSTODY BANKS (0.6%)
      518   Affiliated Managers Group, Inc.*                                                                    77
    1,556   Ameriprise Financial, Inc.                                                                         178
   10,361   Bank of New York Mellon Corp.                                                                      491
    1,246   BlackRock, Inc.                                                                                    462
    3,271   Franklin Resources, Inc.                                                                           128
    3,240   Invesco Ltd.                                                                                       102
      750   Legg Mason, Inc.                                                                                    24
    1,926   Northern Trust Corp.(g)                                                                            158
    3,592   State Street Corp.                                                                                 283
    1,970   T. Rowe Price Group, Inc.                                                                          146
                                                                                                          --------
                                                                                                             2,049
                                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
            CONSUMER FINANCE (0.4%)
    7,931   American Express Co.                                                                          $    571
    4,738   Capital One Financial Corp.                                                                        398
    3,494   Discover Financial Services                                                                        237
    2,650   Navient Corp.                                                                                       46
    7,675   Synchrony Financial                                                                                265
                                                                                                          --------
                                                                                                             1,517
                                                                                                          --------
            DIVERSIFIED BANKS (2.5%)
   93,775   Bank of America Corp.                                                                            1,981
   25,615   Citigroup, Inc.                                                                                  1,444
    1,300   Comerica, Inc.                                                                                      83
   30,506   JPMorgan Chase & Co.                                                                             2,446
   13,952   U.S. Bancorp                                                                                       692
   39,794   Wells Fargo & Co.(f)                                                                             2,106
                                                                                                          --------
                                                                                                             8,752
                                                                                                          --------
            FINANCIAL EXCHANGES & DATA (0.3%)
    3,355   CME Group, Inc.                                                                                    379
    5,160   Intercontinental Exchange, Inc.                                                                    286
    1,370   Moody's Corp.                                                                                      138
      840   NASDAQ OMX Group, Inc.                                                                              54
    2,406   S&P Global, Inc.                                                                                   286
                                                                                                          --------
                                                                                                             1,143
                                                                                                          --------
            INSURANCE BROKERS (0.2%)
    2,487   Aon plc                                                                                            284
    1,703   Arthur J. Gallagher & Co.                                                                           86
    4,644   Marsh & McLennan Companies, Inc.                                                                   322
    1,331   Willis Towers Watson plc                                                                           165
                                                                                                          --------
                                                                                                               857
                                                                                                          --------
            INVESTMENT BANKING & BROKERAGE (0.5%)
   11,569   Charles Schwab Corp.                                                                               447
    2,079   E*Trade Financial Corp.*                                                                            72
    3,402   Goldman Sachs Group, Inc.                                                                          746
   13,036   Morgan Stanley                                                                                     539
                                                                                                          --------
                                                                                                             1,804
                                                                                                          --------
            LIFE & HEALTH INSURANCE (0.5%)
    3,709   AFLAC, Inc.                                                                                        265
    1,769   Lincoln National Corp.                                                                             113
   10,567   MetLife, Inc.                                                                                      581
    2,592   Principal Financial Group, Inc.                                                                    150
    3,711   Prudential Financial, Inc.                                                                         373

================================================================================

24  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
    1,113   Torchmark Corp.                                                                               $     78
    2,028   Unum Group                                                                                          86
                                                                                                          --------
                                                                                                             1,646
                                                                                                          --------
            MULTI-LINE INSURANCE (0.3%)
   10,947   American International Group, Inc.                                                                 693
      684   Assurant, Inc.                                                                                      59
    2,900   Hartford Financial Services Group, Inc.                                                            137
    2,091   Loews Corp.                                                                                         93
                                                                                                          --------
                                                                                                               982
                                                                                                          --------
            MULTI-SECTOR HOLDINGS (0.8%)
   16,505   Berkshire Hathaway, Inc. "B"*                                                                    2,599
    2,777   Leucadia National Corp.                                                                             61
                                                                                                          --------
                                                                                                             2,660
                                                                                                          --------
            PROPERTY & CASUALTY INSURANCE (0.4%)
    3,040   Allstate Corp.                                                                                     213
    3,977   Chubb Ltd.                                                                                         509
      970   Cincinnati Financial Corp.                                                                          74
    5,079   Progressive Corp.                                                                                  169
    2,350   Travelers Companies, Inc.                                                                          266
    2,680   XL Group Ltd.                                                                                       97
                                                                                                          --------
                                                                                                             1,328
                                                                                                          --------
            REGIONAL BANKS (0.6%)
    8,131   BB&T Corp.                                                                                         368
    4,555   Citizens Financial Group, Inc.                                                                     153
    5,810   Fifth Third Bancorp                                                                                151
   10,992   Huntington Bancshares, Inc.                                                                        137
   10,595   KeyCorp                                                                                            183
    1,257   M&T Bank Corp.                                                                                     181
    2,677   People's United Financial, Inc.                                                                     50
    4,521   PNC Financial Services Group, Inc.                                                                 500
    9,790   Regions Financial Corp.                                                                            133
    4,820   SunTrust Banks, Inc.                                                                               250
    1,440   Zions Bancorp                                                                                       57
                                                                                                          --------
                                                                                                             2,163
                                                                                                          --------
            Total Financials                                                                                24,901
                                                                                                          --------
            HEALTH CARE (6.6%)
            ------------------
            BIOTECHNOLOGY (1.4%)
   13,528   AbbVie, Inc.                                                                                       823
    2,220   Alexion Pharmaceuticals, Inc.*                                                                     272
    6,617   Amgen, Inc.                                                                                        953

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
    1,962   Biogen, Inc.*                                                                                 $    577
    6,812   Celgene Corp.*                                                                                     807
   11,730   Gilead Sciences, Inc.                                                                              865
      680   Regeneron Pharmaceuticals, Inc.*                                                                   258
    2,268   Vertex Pharmaceuticals, Inc.*                                                                      185
                                                                                                          --------
                                                                                                             4,740
                                                                                                          --------
            HEALTH CARE DISTRIBUTORS (0.2%)
    1,410   AmerisourceBergen Corp.                                                                            110
    2,930   Cardinal Health, Inc.                                                                              208
      831   Henry Schein, Inc.*                                                                                124
    2,002   McKesson Corp.                                                                                     288
                                                                                                          --------
                                                                                                               730
                                                                                                          --------
            HEALTH CARE EQUIPMENT (1.2%)
   13,883   Abbott Laboratories(f)                                                                             528
    4,106   Baxter International, Inc.                                                                         182
    1,869   Becton, Dickinson & Co.                                                                            316
   11,978   Boston Scientific Corp.*                                                                           245
      658   C.R. Bard, Inc.                                                                                    139
    5,012   Danaher Corp.                                                                                      392
    1,920   Edwards Lifesciences Corp.*                                                                        159
    1,977   Hologic, Inc.*                                                                                      76
      377   Intuitive Surgical, Inc.*                                                                          243
   12,384   Medtronic plc                                                                                      904
    2,439   St. Jude Medical, Inc.                                                                             193
    3,021   Stryker Corp.                                                                                      343
      810   Varian Medical Systems, Inc.*                                                                       73
    1,973   Zimmer Biomet Holdings, Inc.                                                                       201
                                                                                                          --------
                                                                                                             3,994
                                                                                                          --------
            HEALTH CARE FACILITIES (0.1%)
    3,006   HCA Holdings, Inc.*                                                                                213
      832   Universal Health Services, Inc. "B"                                                                102
                                                                                                          --------
                                                                                                               315
                                                                                                          --------
            HEALTH CARE SERVICES (0.2%)
    1,439   DaVita HealthCare Partners, Inc.*                                                                   91
    5,236   Express Scripts Holding Co.*                                                                       397
      738   Laboratory Corp. of America Holdings*                                                               93
      979   Quest Diagnostics, Inc.                                                                             86
                                                                                                          --------
                                                                                                               667
                                                                                                          --------
            HEALTH CARE SUPPLIES (0.0%)
    2,148   DENTSPLY SIRONA, Inc.                                                                              125
                                                                                                          --------
            HEALTH CARE TECHNOLOGY (0.0%)
    2,532   Cerner Corp.*                                                                                      126
                                                                                                          --------

================================================================================

26  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
            LIFE SCIENCES TOOLS & SERVICES (0.3%)
    2,762   Agilent Technologies, Inc.                                                                    $    121
    1,459   Illumina, Inc.*                                                                                    194
      252   Mettler-Toledo International, Inc.*                                                                104
      680   PerkinElmer, Inc.                                                                                   35
    3,390   Thermo Fisher Scientific, Inc.                                                                     475
      690   Waters Corp.*                                                                                       93
                                                                                                          --------
                                                                                                             1,022
                                                                                                          --------
            MANAGED HEALTH CARE (0.8%)
    3,154   Aetna, Inc.                                                                                        413
    2,477   Anthem, Inc.                                                                                       353
    1,565   Centene Corp.*                                                                                      90
    2,514   Cigna Corp.                                                                                        339
    1,433   Humana, Inc.                                                                                       305
    7,880   UnitedHealth Group, Inc.                                                                         1,247
                                                                                                          --------
                                                                                                             2,747
                                                                                                          --------
            PHARMACEUTICALS (2.4%)
    3,483   Allergan plc*                                                                                      677
   14,379   Bristol-Myers Squibb Co.                                                                           811
    7,791   Eli Lilly and Co.                                                                                  523
    2,029   Endo International plc*                                                                             32
   23,692   Johnson & Johnson(f)                                                                             2,637
    1,001   Mallinckrodt plc*                                                                                   53
   25,155   Merck & Co., Inc.                                                                                1,539
    3,969   Mylan N.V.*                                                                                        145
    1,377   Perrigo Co. plc                                                                                    119
   53,417   Pfizer, Inc.                                                                                     1,717
    3,969   Zoetis, Inc.                                                                                       200
                                                                                                          --------
                                                                                                             8,453
                                                                                                          --------
            Total Health Care                                                                               22,919
                                                                                                          --------
            INDUSTRIALS (5.1%)
            ------------------
            AEROSPACE & DEFENSE (1.1%)
    4,440   Arconic, Inc.                                                                                       86
    5,274   Boeing Co.                                                                                         794
    2,846   General Dynamics Corp.                                                                             499
      653   L-3 Communications Holdings, Inc.                                                                  103
    2,300   Lockheed Martin Corp.                                                                              610
    1,509   Northrop Grumman Corp.                                                                             377
    2,772   Raytheon Co.                                                                                       415
    1,090   Rockwell Collins, Inc.                                                                             101
    2,070   Textron, Inc.                                                                                       95

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
      443   TransDigm Group, Inc.                                                                         $    111
    6,854   United Technologies Corp.                                                                          738
                                                                                                          --------
                                                                                                             3,929
                                                                                                          --------
            AGRICULTURAL & FARM MACHINERY (0.1%)
    2,480   Deere & Co.                                                                                        248
                                                                                                          --------
            AIR FREIGHT & LOGISTICS (0.4%)
      940   C.H. Robinson Worldwide, Inc.                                                                       70
    1,610   Expeditors International of Washington, Inc.                                                        85
    2,220   FedEx Corp.                                                                                        426
    5,913   United Parcel Service, Inc. "B"                                                                    685
                                                                                                          --------
                                                                                                             1,266
                                                                                                          --------
            AIRLINES (0.3%)
    1,031   Alaska Air Group, Inc.                                                                              85
    4,668   American Airlines Group, Inc.                                                                      217
    7,265   Delta Air Lines, Inc.                                                                              350
    5,625   Southwest Airlines Co.                                                                             262
    3,028   United Continental Holdings, Inc.*                                                                 209
                                                                                                          --------
                                                                                                             1,123
                                                                                                          --------
            BUILDING PRODUCTS (0.2%)
      613   Allegion plc                                                                                        41
    1,553   Fortune Brands Home & Security, Inc.                                                                86
    8,034   Johnson Controls International plc                                                                 361
    3,073   Masco Corp.                                                                                         97
                                                                                                          --------
                                                                                                               585
                                                                                                          --------
            CONSTRUCTION & ENGINEERING (0.1%)
    1,410   Fluor Corp.                                                                                         75
      963   Jacobs Engineering Group, Inc.*                                                                     60
                                                                                                          --------
                                                                                                               135
                                                                                                          --------
            CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.3%)
    5,784   Caterpillar, Inc.                                                                                  553
    1,570   Cummins, Inc.                                                                                      223
    3,016   PACCAR, Inc.                                                                                       187
                                                                                                          --------
                                                                                                               963
                                                                                                          --------
            DIVERSIFIED SUPPORT SERVICES (0.0%)
      670   Cintas Corp.                                                                                        77
                                                                                                          --------
            ELECTRICAL COMPONENTS & EQUIPMENT (0.3%)
      367   Acuity Brands, Inc.                                                                                 92
    2,365   AMETEK, Inc.                                                                                       112

================================================================================

28  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
    4,405   Eaton Corp. plc                                                                               $    293
    5,920   Emerson Electric Co.                                                                               334
    1,319   Rockwell Automation, Inc.                                                                          177
                                                                                                          --------
                                                                                                             1,008
                                                                                                          --------
            ENVIRONMENTAL & FACILITIES SERVICES (0.1%)
    2,211   Republic Services, Inc.                                                                            123
      708   Stericycle, Inc.*                                                                                   52
    4,092   Waste Management, Inc.                                                                             284
                                                                                                          --------
                                                                                                               459
                                                                                                          --------
            HUMAN RESOURCE & EMPLOYMENT SERVICES (0.0%)
    1,300   Robert Half International, Inc.                                                                     58
                                                                                                          --------
            INDUSTRIAL CONGLOMERATES (1.2%)
    5,072   3M Co.                                                                                             871
   80,992   General Electric Co.(f)                                                                          2,492
    6,699   Honeywell International, Inc.                                                                      763
      973   Roper Industries, Inc.                                                                             176
                                                                                                          --------
                                                                                                             4,302
                                                                                                          --------
            INDUSTRIAL MACHINERY (0.4%)
    1,306   Dover Corp.                                                                                         95
    1,268   Flowserve Corp.                                                                                     60
    2,506   Fortive Corp.                                                                                      138
    3,014   Illinois Tool Works, Inc.                                                                          377
    2,175   Ingersoll-Rand plc                                                                                 162
    1,295   Parker-Hannifin Corp.                                                                              180
    1,502   Pentair plc                                                                                         86
      451   Snap-On, Inc.                                                                                       76
    1,292   Stanley Black & Decker, Inc.                                                                       153
    1,548   Xylem, Inc.                                                                                         80
                                                                                                          --------
                                                                                                             1,407
                                                                                                          --------
            RAILROADS (0.4%)
    9,195   CSX Corp.                                                                                          329
      909   Kansas City Southern                                                                                81
    2,386   Norfolk Southern Corp.                                                                             254
    7,875   Union Pacific Corp.                                                                                798
                                                                                                          --------
                                                                                                             1,462
                                                                                                          --------
            RESEARCH & CONSULTING SERVICES (0.1%)
      368   Dun & Bradstreet Corp.                                                                              45
    1,023   Equifax, Inc.                                                                                      117

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
    2,884   Nielsen Holdings plc                                                                          $    124
    1,224   Verisk Analytics, Inc.*                                                                            102
                                                                                                          --------
                                                                                                               388
                                                                                                          --------
            TRADING COMPANIES & DISTRIBUTORS (0.1%)
    2,501   Fastenal Co.                                                                                       118
      896   United Rentals, Inc.*                                                                               91
      480   W.W. Grainger, Inc.                                                                                111
                                                                                                          --------
                                                                                                               320
                                                                                                          --------
            TRUCKING (0.0%)
      714   JB Hunt Transport Services, Inc.                                                                    68
                                                                                                          --------
            Total Industrials                                                                               17,798
                                                                                                          --------
            INFORMATION TECHNOLOGY (10.0%)
            ------------------------------
            APPLICATION SOFTWARE (0.4%)
    4,812   Adobe Systems, Inc.*                                                                               495
    1,953   Autodesk, Inc.*                                                                                    142
    1,224   Citrix Systems, Inc.*                                                                              106
    2,350   Intuit, Inc.                                                                                       267
    5,462   salesforce.com, Inc.*                                                                              393
                                                                                                          --------
                                                                                                             1,403
                                                                                                          --------
            COMMUNICATIONS EQUIPMENT (0.5%)
   44,288   Cisco Systems, Inc.                                                                              1,321
      561   F5 Networks, Inc.*                                                                                  79
    1,199   Harris Corp.                                                                                       124
    3,064   Juniper Networks, Inc.                                                                              84
    1,756   Motorola Solutions, Inc.                                                                           141
                                                                                                          --------
                                                                                                             1,749
                                                                                                          --------
            DATA PROCESSING & OUTSOURCED SERVICES (1.1%)
      444   Alliance Data Systems Corp.                                                                        102
    4,211   Automatic Data Processing, Inc.                                                                    404
    2,669   Fidelity National Information Services, Inc.                                                       206
    1,700   Fiserv, Inc.*                                                                                      178
    1,450   Global Payments, Inc.                                                                               99
    7,848   MasterCard, Inc. "A"                                                                               802
    2,957   Paychex, Inc.                                                                                      174
    9,855   PayPal Holdings, Inc.*                                                                             387
    1,410   Total System Services, Inc.                                                                         70
   16,776   Visa, Inc. "A"                                                                                   1,297
    4,210   Western Union Co.                                                                                   89
    6,735   Xerox Corp.                                                                                         63
                                                                                                          --------
                                                                                                             3,871
                                                                                                          --------

================================================================================

30  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
            ELECTRONIC COMPONENTS (0.1%)
    2,540   Amphenol Corp. "A"                                                                            $    174
    8,581   Corning, Inc.                                                                                      206
                                                                                                          --------
                                                                                                               380
                                                                                                          --------
            ELECTRONIC MANUFACTURING SERVICES (0.1%)
    3,149   TE Connectivity Ltd.                                                                               213
                                                                                                          --------
            HOME ENTERTAINMENT SOFTWARE (0.1%)
    4,493   Activision Blizzard, Inc.                                                                          164
    2,332   Electronic Arts, Inc.*                                                                             185
                                                                                                          --------
                                                                                                               349
                                                                                                          --------
            INTERNET SOFTWARE & SERVICES (2.0%)
    1,689   Akamai Technologies, Inc.*                                                                         113
    2,587   Alphabet, Inc. "A"*                                                                              2,007
    2,602   Alphabet, Inc. "C"*                                                                              1,973
    9,835   eBay, Inc.*                                                                                        274
   20,362   Facebook, Inc. "A"*                                                                              2,411
      690   VeriSign, Inc.*                                                                                     54
    8,656   Yahoo! Inc.*                                                                                       355
                                                                                                          --------
                                                                                                             7,187
                                                                                                          --------
            IT CONSULTING & OTHER SERVICES (0.7%)
    6,168   Accenture plc "A"                                                                                  736
    5,828   Cognizant Technology Solutions Corp. "A"*                                                          321
      900   CSRA, Inc.                                                                                          29
    7,778   International Business Machines Corp.                                                            1,262
    1,005   Teradata Corp.*                                                                                     27
                                                                                                          --------
                                                                                                             2,375
                                                                                                          --------
            SEMICONDUCTOR EQUIPMENT (0.2%)
    9,030   Applied Materials, Inc.                                                                            291
    1,542   KLA-Tencor Corp.                                                                                   123
    1,535   Lam Research Corp.                                                                                 162
      893   Versum Materials, Inc.*                                                                             22
                                                                                                          --------
                                                                                                               598
                                                                                                          --------
            SEMICONDUCTORS (1.4%)
    3,045   Analog Devices, Inc.                                                                               226
    3,614   Broadcom Ltd.                                                                                      616
      511   First Solar, Inc.*                                                                                  15
   39,495   Intel Corp.                                                                                      1,370
    2,064   Linear Technology Corp.                                                                            129
    1,370   Microchip Technology, Inc.                                                                          91
    9,667   Micron Technology, Inc.*                                                                           189

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
    4,550   NVIDIA Corp.                                                                                  $    420
    1,030   Qorvo, Inc.*                                                                                        55
   12,317   QUALCOMM, Inc.                                                                                     839
    1,701   Skyworks Solutions, Inc.                                                                           131
    9,253   Texas Instruments, Inc.                                                                            684
    2,567   Xilinx, Inc.                                                                                       139
                                                                                                          --------
                                                                                                             4,904
                                                                                                          --------
            SYSTEMS SOFTWARE (1.6%)
    2,000   CA, Inc.                                                                                            64
    1,737   Dell Technologies, Inc. "V"*                                                                        93
   67,807   Microsoft Corp.(f)                                                                               4,086
   27,412   Oracle Corp.                                                                                     1,101
    1,425   Red Hat, Inc.*                                                                                     113
    4,631   Symantec Corp.                                                                                     113
                                                                                                          --------
                                                                                                             5,570
                                                                                                          --------
            TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (1.8%)
   48,244   Apple, Inc.(f)                                                                                   5,332
   14,301   Hewlett Packard Enterprise Co.                                                                     341
   15,593   HP, Inc.                                                                                           240
    2,928   NetApp, Inc.                                                                                       107
    2,663   Seagate Technology plc                                                                             107
    2,267   Western Digital Corp.                                                                              144
                                                                                                          --------
                                                                                                             6,271
                                                                                                          --------
            Total Information Technology                                                                    34,870
                                                                                                          --------
            MATERIALS (1.4%)
            ----------------
            ALUMINUM (0.0%)
    1,480   Alcoa Corp.                                                                                         43
                                                                                                          --------
            COMMODITY CHEMICALS (0.1%)
      267   AdvanSix, Inc.*                                                                                      5
    2,687   LyondellBasell Industries N.V. "A"                                                                 243
                                                                                                          --------
                                                                                                               248
                                                                                                          --------
            CONSTRUCTION MATERIALS (0.1%)
      517   Martin Marietta Materials, Inc.                                                                    113
    1,110   Vulcan Materials Co.                                                                               140
                                                                                                          --------
                                                                                                               253
                                                                                                          --------
            DIVERSIFIED CHEMICALS (0.4%)
    9,391   Dow Chemical Co.                                                                                   523
    8,648   E.I. du Pont de Nemours & Co.                                                                      637
    1,283   Eastman Chemical Co.                                                                                96
                                                                                                          --------
                                                                                                             1,256
                                                                                                          --------

================================================================================

32  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
            DIVERSIFIED METALS & MINING (0.1%)
   11,714   Freeport-McMoRan, Inc.*                                                                       $    180
                                                                                                          --------
            FERTILIZERS & AGRICULTURAL CHEMICALS (0.2%)
    2,035   CF Industries Holdings, Inc.                                                                        59
    1,113   FMC Corp.                                                                                           62
    3,653   Monsanto Co.                                                                                       375
    2,635   Mosaic Co.                                                                                          75
                                                                                                          --------
                                                                                                               571
                                                                                                          --------
            GOLD (0.0%)
    4,833   Newmont Mining Corp.                                                                               157
                                                                                                          --------
            INDUSTRIAL GASES (0.2%)
    1,787   Air Products & Chemicals, Inc.                                                                     258
    2,524   Praxair, Inc.                                                                                      304
                                                                                                          --------
                                                                                                               562
                                                                                                          --------
            METAL & GLASS CONTAINERS (0.0%)
    1,366   Ball Corp.                                                                                         102
                                                                                                          --------
            PAPER PACKAGING (0.1%)
      660   Avery Dennison Corp.                                                                                47
    4,164   International Paper Co.                                                                            203
    1,361   Sealed Air Corp.                                                                                    62
    2,219   WestRock Co.                                                                                       114
                                                                                                          --------
                                                                                                               426
                                                                                                          --------
            SPECIALTY CHEMICALS (0.2%)
    1,113   Albemarle Corp.                                                                                     98
    2,539   Ecolab, Inc.                                                                                       296
        1   Ingevity Corp.*                                                                                      -
      807   International Flavors & Fragrances, Inc.                                                            98
    2,397   PPG Industries, Inc.                                                                               230
      593   Sherwin-Williams Co.                                                                               159
                                                                                                          --------
                                                                                                               881
                                                                                                          --------
            STEEL (0.0%)
    2,663   Nucor Corp.                                                                                        166
                                                                                                          --------
            Total Materials                                                                                  4,845
                                                                                                          --------
            REAL ESTATE (1.3%)
            ------------------
            REAL ESTATE SERVICES (0.0%)
    2,808   CBRE Group, Inc. "A"*                                                                               82
                                                                                                          --------
            REITs - HEALTH CARE (0.2%)
    3,875   HCP, Inc.                                                                                          114
      775   Quality Care Properties, Inc.*                                                                      12

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
    2,774   Ventas, Inc.                                                                                  $    168
    3,536   Welltower, Inc.                                                                                    222
                                                                                                          --------
                                                                                                               516
                                                                                                          --------
            REITs - HOTEL & RESORT (0.0%)
    6,924   Host Hotels & Resorts, Inc.                                                                        123
                                                                                                          --------
            REITs - INDUSTRIAL (0.1%)
    5,203   ProLogis, Inc.                                                                                     265
                                                                                                          --------
            REITs - OFFICE (0.1%)
    1,478   Boston Properties, Inc.                                                                            183
      887   SL Green Realty Corp.                                                                               93
    1,706   Vornado Realty Trust                                                                               167
                                                                                                          --------
                                                                                                               443
                                                                                                          --------
            REITs - RESIDENTIAL (0.2%)
      998   Apartment Investment & Management Co."A"                                                            42
    1,141   AvalonBay Communities, Inc.                                                                        188
    3,035   Equity Residential                                                                                 182
      507   Essex Property Trust, Inc.                                                                         110
    2,624   UDR, Inc.                                                                                           89
                                                                                                          --------
                                                                                                               611
                                                                                                          --------
            REITs - RETAIL (0.3%)
      600   Federal Realty Investment Trust                                                                     84
    4,318   General Growth Properties, Inc.                                                                    110
    3,567   Kimco Realty Corp.                                                                                  91
      894   Macerich Co.                                                                                        61
    2,079   Realty Income Corp.                                                                                115
    2,878   Simon Property Group, Inc.                                                                         517
                                                                                                          --------
                                                                                                               978
                                                                                                          --------
            REITs - SPECIALIZED (0.4%)
    3,903   American Tower Corp.                                                                               399
    3,338   Crown Castle International Corp.                                                                   279
    1,412   Digital Realty Trust, Inc.                                                                         130
      571   Equinix, Inc.                                                                                      193
    1,066   Extra Space Storage, Inc.                                                                           75
    1,246   Iron Mountain, Inc.                                                                                 41
    1,203   Public Storage                                                                                     252
    6,302   Weyerhaeuser Co.                                                                                   194
                                                                                                          --------
                                                                                                             1,563
                                                                                                          --------
            Total Real Estate                                                                                4,581
                                                                                                          --------

================================================================================

34  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
            TELECOMMUNICATION SERVICES (1.2%)
            ---------------------------------
            ALTERNATIVE CARRIERS (0.0%)
    2,615   Level 3 Communications, Inc.*                                                                 $    144
                                                                                                          --------
            INTEGRATED TELECOMMUNICATION SERVICES (1.2%)
   54,322   AT&T, Inc.(f)                                                                                    2,098
    4,889   CenturyLink, Inc.                                                                                  115
    9,734   Frontier Communications Corp.                                                                       36
   35,902   Verizon Communications, Inc.                                                                     1,791
                                                                                                          --------
                                                                                                             4,040
                                                                                                          --------
            Total Telecommunication Services                                                                 4,184
                                                                                                          --------
            UTILITIES (1.5%)
            ----------------
            ELECTRIC UTILITIES (0.9%)
    2,301   Alliant Energy Corp.                                                                                83
    4,277   American Electric Power Co., Inc.                                                                  253
    6,147   Duke Energy Corp.                                                                                  453
    2,813   Edison International                                                                               193
    1,402   Entergy Corp.                                                                                       96
    3,052   Eversource Energy                                                                                  158
    8,119   Exelon Corp.                                                                                       264
    3,652   FirstEnergy Corp.                                                                                  114
    4,239   NextEra Energy, Inc.                                                                               484
    4,043   PG&E Corp.                                                                                         238
      850   Pinnacle West Capital Corp.                                                                         63
    5,981   PPL Corp.                                                                                          200
    9,296   Southern Co.                                                                                       435
    4,885   Xcel Energy, Inc.                                                                                  191
                                                                                                          --------
                                                                                                             3,225
                                                                                                          --------
            INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.0%)
    5,809   AES Corp.                                                                                           66
    2,797   NRG Energy, Inc.                                                                                    32
                                                                                                          --------
                                                                                                                98
                                                                                                          --------
            MULTI-UTILITIES (0.5%)
    1,840   Ameren Corp.                                                                                        90
    2,918   CenterPoint Energy, Inc.                                                                            70
    2,468   CMS Energy Corp.                                                                                    99
    2,201   Consolidated Edison, Inc.                                                                          154
    5,927   Dominion Resources, Inc.                                                                           434
    1,653   DTE Energy Co.                                                                                     154
    2,170   NiSource, Inc.                                                                                      48
    4,866   Public Service Enterprise Group, Inc.                                                              201

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
      899   SCANA Corp.                                                                                   $     64
    2,035   Sempra Energy                                                                                      203
    2,417   WEC Energy Group, Inc.                                                                             135
                                                                                                          --------
                                                                                                             1,652
                                                                                                          --------
            WATER UTILITIES (0.1%)
    1,639   American Water Works Co., Inc.                                                                     119
                                                                                                          --------
            Total Utilities                                                                                  5,094
                                                                                                          --------
            Total Blue Chip Stocks (cost: $95,228)                                                         168,035
                                                                                                          --------

            RIGHTS (0.0%)

            CONSUMER STAPLES (0.0%)
            -----------------------
            FOOD RETAIL (0.0%)
    1,460   Safeway Casa Ley CVR*(b),(h)                                                                         1
    1,460   Safeway PDC, LLC CVR*(b),(h)                                                                         -
                                                                                                          --------
                                                                                                                 1
                                                                                                          --------
            Total Consumer Staples                                                                               1
                                                                                                          --------
            Total Rights (cost: $1)                                                                              1
                                                                                                          --------
            Total Equity Securities (cost: $95,229)                                                        168,036
                                                                                                          --------

            TOTAL INVESTMENTS (COST: $280,252)                                                            $352,389
                                                                                                          ========

------------------------------------------------------------------------------------------------------------------
                                                                                                        UNREALIZED
                                                                                                     APPRECIATION/
NUMBER OF                                                         EXPIRATION         CONTRACT       (DEPRECIATION)
CONTRACTS                                                           DATE            VALUE (000)              (000)
------------------------------------------------------------------------------------------------------------------
            FUTURES(j)

            LONG FUTURES

            EQUITY CONTRACTS
       21   E-mini S&P 500                                        12/16/2016          $2,309             $      54
                                                                                      ------             ---------
            TOTAL FUTURES                                                             $2,309             $      54
                                                                                      ======             =========

================================================================================

36  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                              VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                           LEVEL 1                LEVEL 2            LEVEL 3           TOTAL
------------------------------------------------------------------------------------------------------------------
Tax-Exempt Securities:
  Tax-Exempt Bonds                              $      -               $176,006                 $-        $176,006
  Tax-Exempt Money Market Instruments:
    Variable-Rate Demand Notes                         -                  5,700                  -           5,700
Government & U.S. Treasury Money
  Market Instruments:
  Government & U.S. Treasury Money
    Market Funds                                   2,347                      -                  -           2,347
  U.S. Treasury Bills                                300                      -                  -             300
Equity Securities:
  Blue Chip Stocks                               168,035                      -                  -         168,035
  Rights                                               -                      -                  1               1
Futures(1)                                            54                      -                  -              54
------------------------------------------------------------------------------------------------------------------
Total                                           $170,736               $181,706                 $1        $352,443
------------------------------------------------------------------------------------------------------------------

(1)Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

------------------------------------------------------------------------------------------------------------------
                                       RECONCILIATION OF LEVEL 3 INVESTMENTS
------------------------------------------------------------------------------------------------------------------
                                                                                                            RIGHTS
------------------------------------------------------------------------------------------------------------------
Balance as of May 31, 2016                                                                                      $1
Purchases                                                                                                        -
Sales                                                                                                            -
Transfers into Level 3                                                                                           -
Transfers out of Level 3                                                                                         -
Net realized gain (loss) on investments                                                                          -
Change in net unrealized appreciation/(depreciation) of investments                                              -
------------------------------------------------------------------------------------------------------------------
Balance as of November 30, 2016                                                                                 $1
------------------------------------------------------------------------------------------------------------------

For the period of June 1, 2016, through November 30, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

   The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o  CATEGORIES AND DEFINITIONS

   VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

   RIGHTS - Enable the holder to buy a specified number of shares of new issues of a common stock before it is offered to the public.

o  PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

   EDA     Economic Development Authority
   IDA     Industrial Development Authority/Agency
   MTA     Metropolitan Transportation Authority
   PRE     Pre-refunded to a date prior to maturity
   REIT    Real estate investment trust
   USD     Unified School District

================================================================================

38  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

   CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

   (INS)  Principal and interest payments are insured by one of the following:
          ACA Financial Guaranty Corp., AMBAC Assurance Corp., Assured Guaranty Corp., Assured Guaranty Municipal Corp., Build America Mutual Assurance Corp., Financial Guaranty Insurance Co., or National Public Finance Guarantee Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

   (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from Wells Fargo Bank, N.A.

   (NBGA) Principal and interest payments are guaranteed by a nonbank guarantee agreement from Texas Permanent School Fund.

o  SPECIFIC NOTES

   (a) Zero-coupon security. Rate represents the effective yield at the date of purchase.

   (b) Security deemed illiquid by USAA Asset Management Company (the Manager), under liquidity guidelines approved by the USAA Mutual Funds Trust's Board of Trustees (the Board). The aggregate market value of these securities at November 30, 2016, was $164,000, which represented less than 0.1% of the Fund's net assets.

   (c) Pay-in-kind (PIK) - Security in which the issuer has or will have the option to make all or a portion of the interest or dividend payments in additional securities in lieu of cash.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  39

================================================================================

   (d) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

   (e) Rate represents the money market fund annualized seven-day yield at November 30, 2016.

   (f) The security, or a portion thereof, is segregated to cover the value of open futures contracts at November 30, 2016.

   (g) Northern Trust Corp. is the parent of Northern Trust Investments, Inc., which is the subadviser of the Fund.

   (h) Security was fair valued at November 30, 2016, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $1,000, which represented less than 0.1% of the Fund's net assets.

   (i) Securities with a value of $300,000 are segregated as collateral for initial margin requirements on open futures contracts.

   (j) The contract value of futures purchased as a percentage of net assets is 0.7%.

     * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

40  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $280,252)                           $352,389
   Receivables:
      Capital shares sold                                                                       187
      Dividends and interest                                                                  2,824
   Variation margin on futures contracts                                                         54
                                                                                           --------
         Total assets                                                                       355,454
                                                                                           --------
LIABILITIES
   Payables:
      Securities purchased                                                                    5,511
      Capital shares redeemed                                                                    28
      Bank overdraft                                                                             33
   Accrued management fees                                                                      135
   Accrued transfer agent's fees                                                                 12
   Other accrued expenses and payables                                                          102
                                                                                           --------
         Total liabilities                                                                    5,821
                                                                                           --------
            Net assets applicable to capital shares outstanding                            $349,633
                                                                                           ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                         $288,899
   Accumulated undistributed net investment income                                            1,576
   Accumulated net realized loss on investments and futures transactions                    (13,033)
   Net unrealized appreciation of investments and futures contracts                          72,191
                                                                                           --------
            Net assets applicable to capital shares outstanding                            $349,633
                                                                                           ========
   Capital shares outstanding, no par value                                                  19,826
                                                                                           ========
   Net asset value, redemption price, and offering price per share                         $  17.63
                                                                                           ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  41

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                                                $ 1,832
   Interest                                                                                   3,767
                                                                                            -------
      Total income                                                                            5,599
                                                                                            -------
EXPENSES
   Management fees                                                                              900
   Administration and servicing fees                                                            262
   Transfer agent's fees                                                                        142
   Custody and accounting fees                                                                   63
   Postage                                                                                        8
   Shareholder reporting fees                                                                    14
   Trustees' fees                                                                                15
   Registration fees                                                                             24
   Professional fees                                                                             60
   Other                                                                                          6
                                                                                            -------
         Total expenses                                                                       1,494
                                                                                            -------
NET INVESTMENT INCOME                                                                         4,105
                                                                                            -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FUTURES CONTRACTS
   Net realized gain on:
      Investments                                                                               876
      Futures transactions                                                                      120
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                            (4,701)
      Futures contracts                                                                         (22)
                                                                                            -------
         Net realized and unrealized loss                                                    (3,727)
                                                                                            -------
   Increase in net assets resulting from operations                                         $   378
                                                                                            =======

See accompanying notes to financial statements.

================================================================================

42  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 2016 (unaudited), and year ended
May 31, 2016

---------------------------------------------------------------------------------------------------
                                                                             11/30/2016   5/31/2016
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                       $  4,105    $  7,347
   Net realized gain on investments                                                 876       1,051
   Net realized gain (loss) on futures transactions                                 120        (123)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                (4,701)      5,788
      Futures contracts                                                             (22)         76
                                                                               --------------------
      Increase in net assets resulting from operations                              378      14,139
                                                                               --------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                         (3,830)     (7,796)
                                                                               --------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                     46,915      85,967
   Reinvested dividends                                                           3,561       7,346
   Cost of shares redeemed                                                      (24,725)    (55,503)
                                                                               --------------------
      Increase in net assets from capital share transactions                     25,751      37,810
                                                                               --------------------
   Net increase in net assets                                                    22,299      44,153

NET ASSETS
   Beginning of period                                                          327,334     283,181
                                                                               --------------------
   End of period                                                               $349,633    $327,334
                                                                               ====================
Accumulated undistributed net investment income:
   End of period                                                               $  1,576    $  1,301
                                                                               ====================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                                    2,605       4,990
   Shares issued for dividends reinvested                                           199         428
   Shares redeemed                                                               (1,375)     (3,221)
                                                                               --------------------
      Increase in shares outstanding                                              1,429       2,197
                                                                               ====================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  43

================================================================================

NOTES TO FINANCIAL STATEMENTS

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Growth and Tax Strategy Fund (the
Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek a conservative balance for the investor between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

   The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

   The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly

================================================================================

44  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

   meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

   The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

   2. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their net asset value (NAV) at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

   3. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

   4. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

      Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

   5. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

      Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon

================================================================================

46  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

   the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

   Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

   Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

   The valuation of securities falling in the Level 3 category are primarily supported by the value being derived based upon information regarding the values used for tax valuation and reporting purposes. However, these securities are included in the Level 3 category due to limited market transparency, and/or a lack of corroboration to support the quoted prices.

   Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

   guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at November 30, 2016, did not include master netting provisions.

   FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

   FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF NOVEMBER 30, 2016* (IN THOUSANDS)

                                        ASSET DERIVATIVES                  LIABILITY DERIVATIVES
   -------------------------------------------------------------------------------------------------
                                STATEMENT OF                          STATEMENT OF
   DERIVATIVES NOT              ASSETS AND                            ASSETS AND
   ACCOUNTED FOR AS             LIABILITIES                           LIABILITIES
   HEDGING INSTRUMENTS          LOCATION            FAIR VALUE        LOCATION            FAIR VALUE
   -------------------------------------------------------------------------------------------------
   Equity contracts             Net unrealized          $54**                                  $-
                                appreciation of
                                investments and
                                futures contracts
   -------------------------------------------------------------------------------------------------

    * For open derivative instruments as of November 30, 2016, see the Portfolio of Investments, which also is indicative of activity for the six-month period ended November 30, 2016.

   ** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

================================================================================

48  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

   THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE SIX-MONTH PERIOD ENDED NOVEMBER 30, 2016 (IN THOUSANDS)

                                                                              CHANGE IN
                                                                              UNREALIZED
   DERIVATIVES NOT                                                            APPRECIATION/
   ACCOUNTED FOR AS      STATEMENT OF OPERATIONS       REALIZED GAIN (LOSS)   (DEPRECIATION)
   HEDGING INSTRUMENTS   LOCATION                      ON DERIVATIVES         ON DERIVATIVES
   -----------------------------------------------------------------------------------------
   Equity contracts      Net realized gain                   $120                 $(22)
                         on Futures transactions /
                         Change in net unrealized
                         appreciation/(depreciation)
                         of Futures contracts
   -----------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

G. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended November 30, 2016, there were no custodian and other bank credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates with other USAA Funds in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The USAA Funds are assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase

================================================================================

50  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the six-month period ended November 30, 2016, the Fund paid CAPCO facility fees of $1,000, which represents 0.5% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended November 30, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined as of the Fund's tax year-end of May 31, 2017, in accordance with applicable federal tax law.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal income tax.

The Fund is permitted to carry forward post-enactment capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and/or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

At May 31, 2016, the Fund had pre-enactment capital loss carryforwards of $13,730,000, and no post-enactment capital loss carryforwards, for federal income tax purposes. If not offset by subsequent capital gains, the pre-enactment capital loss carryforwards will expire between 2017 and 2018, as shown below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used or expire.

                    PRE-ENACTMENT CAPITAL LOSS CARRYFORWARDS
                    ----------------------------------------
                     EXPIRES                       BALANCE
                    --------                     -----------
                      2017                       $ 2,198,000
                      2018                        11,532,000
                                                 -----------
                      Total                      $13,730,000
                                                 ===========

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

For the six-month period ended November 30, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 2016, were $35,050,000 and $4,591,000, respectively.

As of November 30, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as their cost reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of November 30, 2016, were $79,436,000 and $7,299,000, respectively, resulting in net unrealized appreciation of $72,137,000.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

   The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated,

================================================================================

52  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

   or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

   The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets.

   The performance adjustment is calculated monthly by comparing the Fund's performance over the performance period to the Composite Index which is comprised of 51% of the Lipper General Municipal Bond Funds Index, which measures the total return performance of the largest funds tracked by Lipper that invest at least 65% of their assets in municipal debt issues in the top four credit categories, and 49% of the Lipper Large-Cap Core Funds Index, which measures the total return performance of the funds tracked by Lipper that by portfolio practice invest at least 75% of their equity assets in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 500 Index. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

   OVER/UNDER PERFORMANCE
   RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
   (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
   -------------------------------------------------------------------
   +/- 20 to 50                                 +/- 4
   +/- 51 to 100                                +/- 5
   +/- 101 and greater                          +/- 6

   (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling 36-month period.

   The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

   in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee.

   Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Composite Index over that period, even if the Fund had overall negative returns during the performance period.

   For the six-month period ended November 30, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $900,000, which included a 0.02% performance adjustment of $28,000.

B. SUBADVISORY ARRANGEMENT(S) - The Manager entered into an Investment Subadvisory Agreement with Northern Trust Investments, Inc. (NTI), under which NTI directs the investment and reinvestment of the portion of the Fund's assets invested in blue chip stocks (as allocated from time to time by the Manager). The Manager (not the Fund) pays NTI a subadvisory fee equal to the greater of a minimum annual fee of $100,000 or a fee at an annual amount of 0.25% on the first $40 million of assets and 0.10% on assets over $40 million of the portion of the Fund's average net assets that NTI manages. For the six-month period ended November 30, 2016, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to NTI, of $111,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the six-month period ended November 30, 2016, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $262,000.

   In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended November 30, 2016, the Fund reimbursed the Manager $5,000 for these compliance and legal

================================================================================

54  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

   services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the six-month period ended November 30, 2016, the Fund incurred transfer agent's fees, paid or payable to SAS, of $142,000.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(6) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) adopted final rules intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements. The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and related disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                              SIX-MONTH
                             PERIOD ENDED
                             NOVEMBER 30,                      YEAR ENDED MAY 31,
                            ---------------------------------------------------------------------------
                                 2016         2016        2015        2014           2013          2012
                            ---------------------------------------------------------------------------
Net asset value at
  beginning of period        $  17.79      $ 17.48     $ 16.86     $ 15.59        $ 14.02       $ 13.44
                             --------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income           .21          .43         .44         .41            .37           .36
  Net realized and
    unrealized gain (loss)       (.17)         .35         .59        1.26           1.57           .57
                             --------------------------------------------------------------------------
Total from investment
  operations                      .04          .78        1.03        1.67           1.94           .93
                             --------------------------------------------------------------------------
Less distributions from:
  Net investment income          (.20)        (.47)       (.41)       (.40)          (.37)         (.35)
                             --------------------------------------------------------------------------
Net asset value at
  end of period              $  17.63      $ 17.79     $ 17.48     $ 16.86        $ 15.59       $ 14.02
                             ==========================================================================

Total return (%)*                 .21         4.60        6.16       10.92          14.07          7.11
Net assets at end of
  period (000)               $349,633     $327,334    $283,181    $221,445       $188,461      $162,718
Ratios to average
  net assets:**
  Expenses (%)(a)                 .86(b)       .87         .85         .92            .96           .98
  Net investment
    income (%)                   2.35(b)      2.53        2.63        2.60           2.51          2.65
Portfolio turnover (%)              1           10           9           5              5             8

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended November 30, 2016, average net assets were
    $348,262,000.
(a) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                    -            -           -        (.00%)(+)      (.00%)(+)     (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

56  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

EXPENSE EXAMPLE

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of June 1, 2016, through November 30, 2016.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

                                                           EXPENSE EXAMPLE |  57

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                         BEGINNING                ENDING              DURING PERIOD*
                                        ACCOUNT VALUE          ACCOUNT VALUE           JUNE 1, 2016 -
                                        JUNE 1, 2016         NOVEMBER 30, 2016       NOVEMBER 30, 2016
                                        --------------------------------------------------------------
Actual                                    $1,000.00               $1,002.10                 $4.32

Hypothetical
  (5% return before expenses)              1,000.00                1,020.76                  4.36

*Expenses are equal to the Fund's annualized expense ratio of 0.86%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 0.21% for the six-month period of June 1, 2016, through November 30, 2016.

================================================================================

58  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT usaa.com                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on usaa.com select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]                                        [LOGO OF RECYCLE PAPER]
        USAA      We know what it means to serve.(R)                10%

   =============================================================================
   27801-0117                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                     [GRAPHIC OF USAA CORNERSTONE MODERATE FUND]

 ==============================================================

        SEMIANNUAL REPORT
        USAA CORNERSTONE MODERATE FUND
        NOVEMBER 30, 2016

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"AS THE NEW YEAR BEGINS, WHY NOT MAKE
A RESOLUTION TO PUT YOUR FINANCIAL HOUSE            [PHOTO OF BROOKS ENGLEHARDT]
IN ORDER?"

--------------------------------------------------------------------------------

JANUARY 2017

Financial markets are unpredictable. Many factors can confound those who try to predict the direction of the markets based on economic or political factors. In other words, it's easy to get it wrong. And, even if one correctly forecasts what will happen in the macroeconomic environment, predicting how the markets will respond is another matter altogether.

Consider the response to the Presidential election. Stocks rose on Monday and Tuesday (Election Day) at the prospect of a Hillary Clinton victory--virtually a "sure thing," according to some media pundits. U.S. Treasury securities and other segments of the bond market sold off as investors likely assumed a continuation of current economic policy under another Democratic administration. But these trends reversed on Tuesday evening when it became clear that Donald J. Trump would be elected the 45th President of the United States. Asian and European equity markets dropped and U.S. stock index futures plunged. The decline in stock index futures suggested that U.S. stocks might fall when trading began on Wednesday, however the opposite happened. Stock prices rose and then rallied strongly, with major stock indexes hitting one record high after another through the end of November 2016. U.S. Treasury prices fell, driving up yields on longer-maturity U.S. Treasuries. (Yields move in the opposite direction of prices.)

Few market participants would have forecasted such a scenario. But with hindsight, we may be able to understand some of the reasons why the markets behaved the way they did.

U.S. equity investors appeared to like President-elect Trump's promises of lower tax rates, less regulation, and more fiscal stimulus through infrastructure spending. Other explanations may lie overseas, such as complications relating to the United Kingdom's decision to exit from the European Union ("Brexit") and continued slow economic growth in China--uncertainties that may have

================================================================================

================================================================================

increased the attractiveness of U.S. stocks. As for bond investors, they may have been worried about an increase in interest rates if economic growth picks up under a Trump Administration. Higher growth rates typically correspond with rising inflation, which in turn could prompt the Federal Reserve (the Fed) to accelerate the pace of interest rate increases.

What actually happens, however, is yet to be seen. No one knows, except in the most general terms, what President-elect Trump's plans and priorities will be or how they could affect economic growth in 2017 and beyond. By extension, it is also too early to forecast how inflation might be affected and how the Fed could respond.

At USAA Investments, we are long-term, fundamental investors, who seek to look at the full market cycle rather than current geopolitical events. We believe measures such as assessing a company's intrinsic value compared to its current price tend to be more effective at forecasting potential stock returns over time. In selecting bonds, our analysts take a bottom-up approach to evaluating each security individually, building portfolios on a bond-by-bond basis.

It is important to remember market conditions are always fluctuating and time horizon matters. We believe that it is important to stay focused on your long-term objectives, using an investment plan that is based on your personal time horizon and risk tolerance. If you are uneasy about market risk in general or have concerns about too much exposure to specific asset classes, please call USAA to speak with an advisor. As the new year begins, why not make a resolution to put your financial house in order?

Thank you for allowing us to help you in your efforts to achieve your financial goals. At USAA Investments, we are committed to providing you with our best advice, top-notch service, and a variety of mutual funds. On behalf of everyone here, I wish you a happy and healthy 2017.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Portfolio of Investments                                                  11

    Notes to Portfolio of Investments                                         34

    Financial Statements                                                      39

    Notes to Financial Statements                                             42

EXPENSE EXAMPLE                                                               58

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

200992-0117

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA CORNERSTONE MODERATE FUND (THE FUND) SEEKS HIGH TOTAL RETURN.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests in equity securities, bonds, money market instruments and other instruments including derivatives. The Fund has a target asset class allocation of approximately 50% equity securities and 50% fixed-income securities. The actual asset class allocation can deviate from time to time from these targets as market conditions warrant. The implementation of the asset allocation may involve the extensive use of equity and fixed-income exchange-traded funds
(ETFs). The Fund may invest in securities issued by domestic or foreign companies. The Fund also may invest in investment-grade and below-investment-grade ("junk" or high-yield) fixed-income securities.

The Fund's investments also include real estate investment trusts (REITs), investments that provide exposure to commodities (such as ETFs or national resources companies), and derivatives, including futures and options. Derivatives may be utilized by the Fund to reduce its volatility over time, to enhance returns, or to provide diversification.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    JOHN P. TOOHEY, CFA                                LANCE HUMPHREY, CFA
    WASIF A. LATIF                                     ARNOLD J. ESPE, CFA

--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    Financial assets produced mixed results during the reporting period ended November 30, 2016, reflecting the broad range of headlines that characterized the reporting period.

    U.S. equities posted the strongest gains among the major asset categories. The U.S. economy continued to deliver economic growth ahead of its developed-market global peers, driving healthy relative performance for the stock market. Small-cap stocks, in particular, generated favorable gains thanks in part to their greater exposure to the country's positive growth. U.S. equities performed particularly well in the wake of the U.S. election, which removed the element of political uncertainty that had weighed on the market.

    Developed-market international equities finished with a small loss and trailed the U.S. market by a wide margin. While Japanese stocks were bolstered by the substantial fiscal and monetary stimulus being provided by the nation's government, European equities lagged. The leading cause of the shortfall was likely the region's higher sensitivity to the United Kingdom's June 2016 vote to exit the European Union ("Brexit"). In addition, the European markets were pressured by the combination of slow economic growth, possible instability within the banking system, and the potential impact of rising nationalism across Europe.

    In contrast to the developed markets, emerging-market stocks performed well during the reporting period. The renewed stability in commodity prices provided a positive backdrop for the asset class, as did improving

================================================================================

2  | USAA CORNERSTONE MODERATE FUND

================================================================================

    corporate earnings and signs of stronger economic growth in both Russia and China.

    The U.S. bond market also experienced mixed performance during the reporting period. Market segments that are sensitive to interest-rate movements, such as longer-term U.S. Treasuries, generally finished with slightly negative returns. The stimulation of the U.S. economy, in conjunction with the prospects of increasingly growth-oriented policies in the year ahead, raised concerns that the Federal Reserve (the Fed) would take an aggressive approach to raising interest rates. However, the improving growth outlook--together with investors' increasing appetite for risk--helped fuel strong returns for lower-rated segments of the market, including high-yield bonds.

o HOW DID THE USAA CORNERSTONE MODERATE FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended November 30, 2016, the Fund had a total return of 1.92%. This compares to returns of 3.67% for the MSCI All-Country World Index, 2.08% for the Cornerstone Moderate Composite Index, and 3.17% for the Lipper Balanced Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    We maintained a patient approach to managing the Fund's portfolio. Rather than trying to keep pace with the rapidly shifting trends in the global markets, we remained focused on asset classes where we believed there was value. While low valuations don't necessarily translate to outperformance in the short term, undervalued market segments have historically demonstrated superior results over time. We believe this value-driven strategy is appropriate for an environment in which macroeconomic headlines are a key driver of financial-market performance.

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    In the Fund's U.S. equity allocation, a diversified portfolio of large-cap, blue-chip stocks performed well and participated in the broader rally. Stock selection in the mid-cap space was an additional positive. Although stronger returns could have been produced through a larger weighting in small caps, we think that a focus on fundamentally sound, reasonably valued large-and mid-cap companies is prudent at this stage of the cycle. The Fund remained underweight in the United States overall, as we continued to see more attractive valuations overseas.

    The Fund's developed-market international allocation, aided performance during the middle of the reporting period, but was a net detractor overall. Although we continue to see a long-term opportunity in the international markets due to their compelling valuations relative to U.S. stocks, the unsteady economic conditions overseas prompted us to slightly reduce the Fund's position.

    The Fund's allocation to emerging-market stocks contributed positively to its performance. We remain enthusiastic on the longer-term outlook for the emerging markets, where the combination of improving growth, healthy corporate earnings, and stabilizing commodity prices makes the low valuations of the asset class particularly compelling.

    The Fund's allocation to gold stocks, though modest, slightly detracted from results. After rallying in the first half of the reporting period, gold prices subsequently weakened due to the prospect of rising interest rates. Shares of gold mining companies declined from their mid-August 2016 peak as a result, causing the sector to finish with a loss. Overall, however, this aspect of our positioning had only a small effect on the Fund's performance.

    The Fund's actively managed bond portfolio made a positive contribution to results due in part to its above-average weightings in lower-rated investment-grade and high-yield corporate bonds. In addition, the Fund's performance was aided by positive security selection in both areas. The portfolio maintained an allocation to longer-term U.S. Treasuries to counterbalance some of its credit exposure, but this aspect of its positioning was a slight detractor due to the weaker returns for government bonds.

    The investment backdrop offered a varied picture for investors at the close of the reporting period. The U.S. economy has continued to produce modest growth despite the challenging economic conditions elsewhere in

================================================================================

4  | USAA CORNERSTONE MODERATE FUND

================================================================================

    the developed world. In addition, the ultra-loose monetary policies of certain foreign central banks represent an ongoing engine of demand for higher-risk, higher-yielding financial assets. While these factors are generally a positive for the markets, potential sources of volatility include global political uncertainty and the possibility that the Fed could begin to raise interest rates more aggressively.

    Our response to this ambiguity is to maintain our strategy: maintain diversification, stay focused on the long-term picture, and emphasize undervalued asset classes. We believe this steady approach--rather than one that tries to keep up with the day-to-day considerations driving short-term market performance--is well suited to a highly uncertain investment environment.

    Thank you for allowing us to help you manage your investments.

    Asset Allocation funds may be invested in, among other things:
    (1) exchange-traded funds; (2) futures, options, and other derivatives;
    (3) non-investment-grade securities; (4) precious metals and minerals companies; (5) real estate investment trusts; (6) money market instruments;
    (7) foreign and emerging markets. These types of investments and asset classes may be more volatile and prone to experience significant loss than others. In addition, it is possible that a particular asset allocation used by the Manager may not produce the intended result. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
    o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o Non-investment-grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more credit worthy investment-grade securities. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Exchange Traded Funds (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA CORNERSTONE MODERATE FUND (THE FUND)
(Ticker Symbol: USBSX)

--------------------------------------------------------------------------------
                                      11/30/16                       5/31/16
--------------------------------------------------------------------------------
Net Assets                         $1.1 Billion                   $1.1 Billion
Net Asset Value Per Share             $14.11                         $14.01

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/16
--------------------------------------------------------------------------------
    5/31/16-11/30/16*        1 YEAR             5 YEARS            10 YEARS
          1.92%              1.77%               5.17%               3.27%

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
        1 YEAR                       5 YEARS                      10 YEARS
        4.85%                         5.33%                         3.31%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 5/31/16**
--------------------------------------------------------------------------------
        BEFORE REIMBURSEMENT      1.16%      AFTER REIMBURSEMENT      1.07%

             (includes acquired fund fees and expenses of 0.07%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through September 30, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.00% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after September 30, 2017. If the total annual operating expense ratio is lower than 1.00%, the Fund will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Effective October 1, 2016, the base investment management fee was reduced from 0.70% to 0.65% of the Fund's average net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA CORNERSTONE MODERATE FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                              CORNERSTONE                                       USAA
                                                MODERATE                 MSCI                CORNERSTONE
                     LIPPER BALANCED           COMPOSITE              ALL-COUNTRY              MODERATE
                       FUNDS INDEX               INDEX                WORLD INDEX                FUND
11/30/06              $10,000.00              $10,000.00              $10,000.00              $10,000.00
12/31/06               10,073.95               10,065.80               10,223.12               10,068.00
01/31/07               10,182.60               10,140.94               10,324.81               10,223.00
02/28/07               10,143.74               10,185.05               10,270.46               10,176.00
03/31/07               10,230.77               10,274.28               10,476.55               10,238.00
04/30/07               10,525.02               10,516.09               10,940.47               10,496.00
05/31/07               10,751.17               10,649.12               11,266.74               10,680.00
06/30/07               10,650.72               10,580.96               11,233.64               10,574.00
07/31/07               10,469.16               10,494.40               11,062.11               10,334.00
08/31/07               10,553.79               10,564.43               11,031.49               10,430.00
09/30/07               10,851.95               10,862.62               11,623.70               10,680.00
10/31/07               11,042.78               11,089.40               12,077.16               10,865.00
11/30/07               10,783.89               10,911.37               11,543.19               10,529.00
12/31/07               10,731.51               10,875.57               11,415.41               10,441.00
01/31/08               10,376.74               10,562.02               10,480.42               10,120.00
02/29/08               10,241.73               10,540.19               10,510.01                9,931.00
03/31/08               10,163.46               10,490.51               10,355.86                9,810.00
04/30/08               10,500.41               10,774.87               10,933.53               10,074.00
05/31/08               10,616.40               10,845.88               11,104.48               10,272.00
06/30/08               10,055.13               10,401.65               10,192.65                9,695.00
07/31/08                9,927.79               10,286.95                9,927.97                9,525.00
08/31/08                9,965.53               10,282.20                9,713.98                9,555.00
09/30/08                9,212.63                9,601.49                8,499.92                8,735.00
10/31/08                8,031.90                8,484.82                6,815.65                7,417.00
11/30/08                7,666.00                8,281.15                6,367.89                6,925.00
12/31/08                7,922.52                8,580.58                6,598.67                7,052.00
01/31/09                7,555.78                8,192.68                6,034.89                6,645.00
02/28/09                7,067.05                7,760.68                5,444.01                6,095.00
03/31/09                7,460.11                8,136.90                5,892.43                6,408.00
04/30/09                7,973.98                8,668.78                6,588.01                6,965.00
05/31/09                8,374.02                9,090.68                7,244.43                7,683.00
06/30/09                8,394.02                9,113.05                7,203.81                7,878.00
07/31/09                8,898.36                9,582.29                7,837.94                8,318.00
08/31/09                9,136.49                9,822.42                8,118.27                8,635.00
09/30/09                9,428.63               10,111.71                8,490.71                9,098.00
10/31/09                9,318.40               10,041.75                8,359.50                9,122.00
11/30/09                9,665.29               10,330.75                8,703.31                9,395.00
12/31/09                9,772.62               10,403.98                8,883.54                9,593.00
01/31/10                9,605.49               10,271.86                8,499.62                9,537.00
02/28/10                9,776.34               10,398.30                8,607.89                9,711.00
03/31/10               10,148.15               10,739.85                9,161.67               10,080.00
04/30/10               10,272.70               10,862.51                9,177.08               10,254.00
05/31/10                9,747.43               10,400.56                8,307.04                9,738.00
06/30/10                9,513.04               10,279.99                8,051.13                9,491.00
07/31/10                9,974.55               10,744.34                8,706.23                9,925.00
08/31/10                9,760.02               10,604.53                8,401.87                9,740.00
09/30/10               10,313.27               11,128.54                9,205.65               10,296.00
10/31/10               10,575.07               11,367.19                9,538.35               10,563.00
11/30/10               10,518.63               11,267.00                9,326.12               10,514.00
12/31/10               10,935.59               11,634.22               10,009.06               10,888.00
01/31/11               11,088.99               11,745.34               10,166.13               11,068.00
02/28/11               11,336.74               11,948.53               10,462.16               11,361.00
03/31/11               11,361.63               11,969.40               10,451.71               11,452.00
04/30/11               11,664.19               12,271.26               10,879.32               11,771.00
05/31/11               11,587.18               12,231.78               10,645.46               11,706.00
06/30/11               11,445.85               12,104.07               10,477.72               11,557.00
07/31/11               11,358.31               12,094.36               10,307.13               11,391.00
08/31/11               10,930.32               11,740.87                9,554.20               10,797.00
09/30/11               10,344.47               11,211.03                8,652.17               10,197.00
10/31/11               11,064.29               11,859.80                9,579.19               10,795.00
11/30/11               10,982.54               11,709.54                9,292.44               10,729.00
12/31/11               11,016.49               11,777.33                9,273.67               10,752.00
01/31/12               11,429.53               12,178.77                9,812.90               11,088.00
02/29/12               11,757.09               12,478.67               10,306.62               11,390.00
03/31/12               11,884.17               12,531.11               10,375.05               11,495.00
04/30/12               11,873.11               12,541.18               10,256.43               11,469.00
05/31/12               11,360.19               12,066.10                9,336.86               11,039.00
06/30/12               11,648.87               12,359.80                9,798.00               11,274.00
07/31/12               11,789.09               12,527.56                9,932.13               11,393.00
08/31/12               11,974.43               12,684.83               10,148.09               11,572.00
09/30/12               12,183.23               12,890.71               10,467.71               11,774.00
10/31/12               12,122.07               12,847.63               10,397.94               11,817.00
11/30/12               12,207.69               12,933.33               10,530.91               11,877.00
12/31/12               12,332.16               13,067.84               10,769.44               12,027.00
01/31/13               12,683.32               13,352.38               11,265.57               12,312.00
02/28/13               12,747.60               13,406.65               11,263.82               12,321.00
03/31/13               12,997.69               13,579.43               11,469.77               12,480.00
04/30/13               13,180.25               13,815.18               11,797.43               12,680.00
05/31/13               13,226.60               13,724.44               11,765.06               12,611.00
06/30/13               13,012.14               13,433.66               11,421.18               12,296.00
07/31/13               13,446.44               13,783.47               11,967.94               12,611.00
08/31/13               13,211.40               13,594.34               11,718.60               12,453.00
09/30/13               13,608.53               13,988.30               12,323.88               12,717.00
10/31/13               13,974.84               14,327.44               12,819.21               13,061.00
11/30/13               14,172.85               14,419.43               13,000.75               13,140.00
12/31/13               14,353.70               14,529.19               13,225.04               13,256.00
01/31/14               14,137.35               14,377.51               12,696.03               13,096.00
02/28/14               14,583.36               14,779.09               13,309.35               13,461.00
03/31/14               14,614.71               14,802.96               13,368.52               13,517.00
04/30/14               14,671.88               14,907.90               13,495.79               13,633.00
05/31/14               14,914.96               15,142.15               13,782.83               13,812.00
06/30/14               15,126.09               15,319.22               14,042.33               14,014.00
07/31/14               14,945.51               15,170.33               13,872.02               13,888.00
08/31/14               15,309.02               15,452.72               14,178.47               14,077.00
09/30/14               15,039.76               15,135.85               13,718.69               13,794.00
10/31/14               15,248.94               15,307.00               13,815.27               13,876.00
11/30/14               15,462.00               15,466.68               14,046.35               14,003.00
12/31/14               15,387.94               15,344.68               13,775.31               13,855.00
01/31/15               15,281.95               15,362.02               13,559.93               13,874.00
02/28/15               15,753.57               15,735.82               14,314.83               14,186.00
03/31/15               15,661.93               15,666.79               14,093.03               14,083.00
04/30/15               15,772.05               15,836.10               14,501.93               14,212.00
05/31/15               15,839.91               15,845.30               14,483.01               14,240.00
06/30/15               15,597.07               15,596.21               14,142.05               13,966.00
07/31/15               15,738.48               15,691.31               14,264.86               14,031.00
08/31/15               15,132.58               15,163.44               13,286.99               13,464.00
09/30/15               14,881.02               14,935.97               12,805.62               13,190.00
10/31/15               15,543.35               15,514.52               13,810.66               13,667.00
11/30/15               15,541.17               15,445.77               13,696.62               13,565.00
12/31/15               15,323.73               15,268.14               13,449.62               13,298.00
01/31/16               14,875.59               14,891.02               12,638.46               12,913.00
02/29/16               14,859.15               14,908.89               12,551.52               12,875.00
03/31/16               15,522.09               15,555.93               13,481.69               13,370.00
04/30/16               15,663.78               15,723.94               13,680.70               13,505.00
05/31/16               15,761.50               15,771.11               13,697.94               13,544.00
06/30/16               15,830.21               15,881.51               13,615.02               13,682.00
07/31/16               16,242.87               16,278.54               14,201.74               14,032.00
08/31/16               16,283.11               16,306.22               14,249.52               14,061.00
09/30/16               16,315.49               16,361.66               14,336.82               14,117.00
10/31/16               16,096.13               16,145.68               14,093.47               13,932.00
11/30/16               16,260.50               16,100.48               14,200.57               13,804.00

                                   [END CHART]

                      Data from 11/30/06 through 11/30/16.

                      See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes except that the Lipper Balanced Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Moderate Fund to the benchmarks listed below. The Manager has developed the Cornerstone Moderate Composite Index, which is used to measure the Fund's performance. The custom benchmark was created by the Manager to show how the Fund's performance compares with the returns of an index or indexes with similar asset allocations.

o The unmanaged Lipper Balanced Funds Index tracks the total return performance of funds within the Lipper Balanced Funds category.

o The Cornerstone Moderate Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (29%), the MSCI ACWI ex USA IMI Net (19%), the Bloomberg Barclays U.S. Universal Index (48%), the Bloomberg Commodity Index Total Return (1%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (1%), and the Bloomberg Barclays U.S. Treasury - Bills (1-3M) (2%).

o The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

================================================================================

8  | USAA CORNERSTONE MODERATE FUND

================================================================================

                        o TOP 10 HOLDINGS* - 11/30/16 o
                              (% of Net Assets)

iShares Core MSCI EAFE ETF** .............................................  4.6%
Vanguard Short-Term Corporate Bond ETF** .................................  4.6%
U.S. Treasury Bond, 3.13%, 8/15/2044 .....................................  4.3%
U.S. Treasury Bond, 3.00%, 5/15/2045 .....................................  3.6%
Vanguard FTSE Developed Markets ETF** ....................................  2.6%
iShares Currency Hedged MSCI EAFE ETF** ..................................  2.4%
iShares Core MSCI Emerging Markets ETF** .................................  2.3%
Schwab Fundamental International Large Co. Index ETF** ...................  2.3%
U.S. Treasury Note, 1.63%, 2/15/2026 .....................................  2.2%
U.S. Treasury Note, 1.13%, 2/28/2021 .....................................  1.7%

 * Excludes money market instruments.

** The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 11-33.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                       o ASSET ALLOCATION*** - 11/30/16 o

                         [PIE CHART OF ASSET ALLOCATION]

INTERNATIONAL EQUITY SECURITIES*                                           22.5%
U.S. EQUITY SECURITIES*                                                    22.0%
U.S. TREASURY SECURITIES                                                   14.2%
FIXED INCOME EXCHANGE-TRADED FUNDS*                                        11.9%
CORPORATE OBLIGATIONS                                                      11.8%
U.S. GOVERNMENT AGENCY ISSUES                                               6.0%
COMMERCIAL MORTGAGE SECURITIES                                              4.3%
MONEY MARKET INSTRUMENTS                                                    3.8%
PRECIOUS METALS AND COMMODITY-RELATED SECURITIES                            1.4%
EURODOLLAR AND YANKEE OBLIGATIONS                                           1.2%
GLOBAL REAL ESTATE EQUITY SECURITIES*                                       0.8%
ASSET-BACKED SECURITIES                                                     0.3%
COLLATERALIZED MORTGAGE OBLIGATIONS                                         0.3%
CONVERTIBLE SECURITIES**                                                    0.0%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

  * The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

 ** Represents less than 0.1% of the Fund.

*** Excludes futures.

================================================================================

10  | USAA CORNERSTONE MODERATE FUND

================================================================================

PORTFOLIO OF INVESTMENTS

November 30, 2016 (unaudited)

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              U.S. EQUITY SECURITIES (22.0%)

              COMMON STOCKS (16.9%)

              CONSUMER DISCRETIONARY (1.5%)
              -----------------------------
              ADVERTISING (0.1%)
      8,950   Omnicom Group, Inc.                                                                       $      778
                                                                                                        ----------
              APPAREL RETAIL (0.2%)
      7,260   American Eagle Outfitters, Inc.                                                                  120
      5,850   Buckle, Inc.                                                                                     148
      1,450   Caleres, Inc.                                                                                     47
     24,300   TJX Companies, Inc.                                                                            1,904
                                                                                                        ----------
                                                                                                             2,219
                                                                                                        ----------
              APPAREL, ACCESSORIES & LUXURY GOODS (0.0%)
      5,600   Fossil Group, Inc.*                                                                              187
                                                                                                        ----------
              AUTO PARTS & EQUIPMENT (0.0%)
      8,150   Gentex Corp.                                                                                     151
      5,270   Gentherm, Inc.*                                                                                  168
                                                                                                        ----------
                                                                                                               319
                                                                                                        ----------
              AUTOMOBILE MANUFACTURERS (0.0%)
      3,090   Thor Industries, Inc.                                                                            311
                                                                                                        ----------
              FOOTWEAR (0.0%)
      5,850   Steven Madden Ltd.*                                                                              217
      8,040   Wolverine World Wide, Inc.                                                                       181
                                                                                                        ----------
                                                                                                               398
                                                                                                        ----------
              GENERAL MERCHANDISE STORES (0.1%)
      2,390   Big Lots, Inc.                                                                                   121
      9,400   Target Corp.                                                                                     726
                                                                                                        ----------
                                                                                                               847
                                                                                                        ----------
              HOME IMPROVEMENT RETAIL (0.3%)
     20,000   Home Depot, Inc.                                                                               2,588
                                                                                                        ----------
              HOMEBUILDING (0.2%)
     21,980   CalAtlantic Group, Inc.                                                                          734
     13,780   KB Home                                                                                          218

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
      7,070   M/I Homes, Inc.*                                                                          $      165
      7,050   Meritage Homes Corp.*                                                                            254
         80   NVR, Inc.*                                                                                       128
                                                                                                        ----------
                                                                                                             1,499
                                                                                                        ----------
              HOTELS, RESORTS & CRUISE LINES (0.2%)
     13,100   Carnival Corp.                                                                                   674
     10,450   Norwegian Cruise Line Holdings Ltd.*                                                             416
      6,500   Royal Caribbean Cruises Ltd.                                                                     526
                                                                                                        ----------
                                                                                                             1,616
                                                                                                        ----------
              INTERNET RETAIL (0.3%)
      3,600   Amazon.com, Inc.*                                                                              2,702
                                                                                                        ----------
              LEISURE PRODUCTS (0.0%)
     14,360   Callaway Golf Co.                                                                                174
                                                                                                        ----------
              MOVIES & ENTERTAINMENT (0.0%)
      4,750   Time Warner, Inc.                                                                                436
                                                                                                        ----------
              PUBLISHING (0.0%)
      7,560   Gannett Co., Inc.                                                                                 72
      3,230   John Wiley & Sons, Inc. "A"                                                                      177
      3,190   Meredith Corp.                                                                                   177
                                                                                                        ----------
                                                                                                               426
                                                                                                        ----------
              RESTAURANTS (0.0%)
      2,460   DineEquity, Inc.                                                                                 206
                                                                                                        ----------
              SPECIALTY STORES (0.1%)
      8,420   Hibbett Sports, Inc.*                                                                            339
      3,210   Ulta Salon, Cosmetics & Fragrance, Inc.*                                                         833
                                                                                                        ----------
                                                                                                             1,172
                                                                                                        ----------
              Total Consumer Discretionary                                                                  15,878
                                                                                                        ----------
              CONSUMER STAPLES (1.6%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.2%)
     18,650   Bunge Ltd.                                                                                     1,273
      3,320   Ingredion, Inc.                                                                                  390
                                                                                                        ----------
                                                                                                             1,663
                                                                                                        ----------
              DRUG RETAIL (0.3%)
     11,300   CVS Health Corp.                                                                                 869
     24,010   Walgreens Boots Alliance, Inc.                                                                 2,034
                                                                                                        ----------
                                                                                                             2,903
                                                                                                        ----------
              FOOD RETAIL (0.1%)
     23,100   Kroger Co.                                                                                       746
                                                                                                        ----------

================================================================================

12  | USAA CORNERSTONE MODERATE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              HOUSEHOLD PRODUCTS (0.2%)
     20,860   Procter & Gamble Co.                                                                      $    1,720
                                                                                                        ----------
              HYPERMARKETS & SUPER CENTERS (0.2%)
     37,500   Wal-Mart Stores, Inc.                                                                          2,641
                                                                                                        ----------
              PACKAGED FOODS & MEAT (0.2%)
     34,100   Blue Buffalo Pet Products, Inc.*                                                                 799
     14,200   Kraft Heinz Co.                                                                                1,160
                                                                                                        ----------
                                                                                                             1,959
                                                                                                        ----------
              SOFT DRINKS (0.3%)
     18,200   Coca-Cola Co.                                                                                    734
     24,900   PepsiCo, Inc.                                                                                  2,493
                                                                                                        ----------
                                                                                                             3,227
                                                                                                        ----------
              TOBACCO (0.1%)
     10,250   Altria Group, Inc.                                                                               655
      7,660   Philip Morris International, Inc.                                                                676
      3,170   Universal Corp.                                                                                  175
                                                                                                        ----------
                                                                                                             1,506
                                                                                                        ----------
              Total Consumer Staples                                                                        16,365
                                                                                                        ----------
              ENERGY (1.2%)
              -------------
              INTEGRATED OIL & GAS (0.6%)
     13,130   Chevron Corp.                                                                                  1,465
     26,200   Exxon Mobil Corp.                                                                              2,287
     30,870   Occidental Petroleum Corp.                                                                     2,203
                                                                                                        ----------
                                                                                                             5,955
                                                                                                        ----------
              OIL & GAS DRILLING (0.1%)
     10,680   Atwood Oceanics, Inc.                                                                            101
     10,980   Helmerich & Payne, Inc.                                                                          831
     11,430   Noble Corp. plc                                                                                   71
      9,820   Rowan Companies plc "A"                                                                          175
                                                                                                        ----------
                                                                                                             1,178
                                                                                                        ----------
              OIL & GAS EQUIPMENT & SERVICES (0.1%)
      5,690   Dril-Quip, Inc.*                                                                                 321
     14,050   Schlumberger Ltd.                                                                              1,181
                                                                                                        ----------
                                                                                                             1,502
                                                                                                        ----------
              OIL & GAS EXPLORATION & PRODUCTION (0.4%)
     19,550   Cabot Oil & Gas Corp.                                                                            432
      1,350   Cimarex Energy Co.                                                                               186
     43,560   ConocoPhillips                                                                                 2,114

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
      9,100   EOG Resources, Inc.                                                                       $      933
      5,560   PDC Energy, Inc.*                                                                                414
                                                                                                        ----------
                                                                                                             4,079
                                                                                                        ----------
              OIL & GAS REFINING & MARKETING (0.0%)
      2,170   REX American Resources Corp.*                                                                    212
                                                                                                        ----------
              Total Energy                                                                                  12,926
                                                                                                        ----------
              FINANCIALS (2.8%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.2%)
     25,060   Bank of New York Mellon Corp.                                                                  1,188
     10,180   Eaton Vance Corp.                                                                                412
     10,870   Federated Investors, Inc. "B"                                                                    299
                                                                                                        ----------
                                                                                                             1,899
                                                                                                        ----------
              CONSUMER FINANCE (0.3%)
    101,582   Synchrony Financial                                                                            3,511
                                                                                                        ----------
              DIVERSIFIED BANKS (1.0%)
    233,200   Bank of America Corp.                                                                          4,925
     28,833   Citigroup, Inc.                                                                                1,626
     36,800   JPMorgan Chase & Co.                                                                           2,951
     15,500   U.S. Bancorp                                                                                     769
                                                                                                        ----------
                                                                                                            10,271
                                                                                                        ----------
              FINANCIAL EXCHANGES & DATA (0.0%)
      1,958   Donnelley Financial Solutions, Inc.*                                                              37
                                                                                                        ----------
              INVESTMENT BANKING & BROKERAGE (0.1%)
      6,150   Raymond James Financial, Inc.                                                                    443
                                                                                                        ----------
              LIFE & HEALTH INSURANCE (0.0%)
      4,650   American Equity Investment Life Holding Co.                                                       96
                                                                                                        ----------
              MULTI-LINE INSURANCE (0.0%)
      1,360   American Financial Group, Inc.                                                                   112
                                                                                                        ----------
              PROPERTY & CASUALTY INSURANCE (0.5%)
     20,000   Allstate Corp.                                                                                 1,398
      2,590   AMERISAFE, Inc.                                                                                  165
     13,530   Chubb Ltd.                                                                                     1,732
      1,800   Hanover Insurance Group, Inc.                                                                    156
      9,420   Old Republic International Corp.                                                                 168
     32,000   Progressive Corp.                                                                              1,066
      5,120   Selective Insurance Group, Inc.                                                                  210
      2,820   W.R. Berkley Corp.                                                                               174
                                                                                                        ----------
                                                                                                             5,069
                                                                                                        ----------

================================================================================

14  | USAA CORNERSTONE MODERATE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              REGIONAL BANKS (0.6%)
     36,150   Fifth Third Bancorp                                                                       $      941
    157,950   KeyCorp                                                                                        2,734
      8,540   PacWest Bancorp                                                                                  438
     11,900   PNC Financial Services Group, Inc.                                                             1,315
      5,350   Prosperity Bancshares, Inc.                                                                      354
     27,750   TCF Financial Corp.                                                                              481
      5,730   Wintrust Financial Corp.                                                                         377
                                                                                                        ----------
                                                                                                             6,640
                                                                                                        ----------
              REINSURANCE (0.1%)
        710   Alleghany Corp.*                                                                                 403
      2,050   Everest Re Group Ltd.                                                                            432
      1,670   Reinsurance Group of America, Inc.                                                               204
                                                                                                        ----------
                                                                                                             1,039
                                                                                                        ----------
              SPECIALIZED FINANCE (0.0%)
      3,400   CME Group, Inc.                                                                                  384
                                                                                                        ----------
              THRIFTS & MORTGAGE FINANCE (0.0%)
     10,800   Astoria Financial Corp.                                                                          176
      7,080   Washington Federal, Inc.                                                                         230
                                                                                                        ----------
                                                                                                               406
                                                                                                        ----------
              Total Financials                                                                              29,907
                                                                                                        ----------
              HEALTH CARE (2.3%)
              ------------------
              BIOTECHNOLOGY (0.5%)
     44,250   AbbVie, Inc.                                                                                   2,690
      3,500   Amgen, Inc.                                                                                      504
        980   Biogen, Inc.*                                                                                    288
     16,950   Gilead Sciences, Inc.                                                                          1,249
        660   Ligand Pharmaceuticals, Inc.*                                                                     69
      1,620   United Therapeutics Corp.*                                                                       204
                                                                                                        ----------
                                                                                                             5,004
                                                                                                        ----------
              HEALTH CARE DISTRIBUTORS (0.1%)
      4,780   McKesson Corp.                                                                                   687
      4,240   Owens & Minor, Inc.                                                                              144
                                                                                                        ----------
                                                                                                               831
                                                                                                        ----------
              HEALTH CARE EQUIPMENT (0.4%)
     28,130   Hologic, Inc.*                                                                                 1,077
      5,120   Masimo Corp.*                                                                                    317
     39,110   Medtronic plc                                                                                  2,855
                                                                                                        ----------
                                                                                                             4,249
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              HEALTH CARE FACILITIES (0.0%)
     22,270   Select Medical Holdings Corp.*                                                            $      270
      2,850   Surgical Care Affiliates, Inc.*                                                                  120
                                                                                                        ----------
                                                                                                               390
                                                                                                        ----------
              HEALTH CARE SERVICES (0.1%)
      3,630   AMN Healthcare Services, Inc.*                                                                   121
      1,980   Chemed Corp.                                                                                     295
      3,450   MEDNAX, Inc.*                                                                                    226
                                                                                                        ----------
                                                                                                               642
                                                                                                        ----------
              HEALTH CARE SUPPLIES (0.0%)
      3,400   Anika Therapeutics, Inc.*                                                                        159
                                                                                                        ----------
              LIFE SCIENCES TOOLS & SERVICES (0.2%)
      2,800   Cambrex Corp.*                                                                                   140
      3,920   Charles River Laboratories International, Inc.*                                                  279
      9,690   Luminex Corp.*                                                                                   197
     15,000   Thermo Fisher Scientific, Inc.                                                                 2,102
                                                                                                        ----------
                                                                                                             2,718
                                                                                                        ----------
              MANAGED HEALTH CARE (0.3%)
     17,700   UnitedHealth Group, Inc.                                                                       2,802
                                                                                                        ----------
              PHARMACEUTICALS (0.7%)
        900   Allergan plc*                                                                                    175
     25,640   Johnson & Johnson                                                                              2,854
     32,100   Merck & Co., Inc.                                                                              1,964
     84,384   Pfizer, Inc.                                                                                   2,712
                                                                                                        ----------
                                                                                                             7,705
                                                                                                        ----------
              Total Health Care                                                                             24,500
                                                                                                        ----------
              INDUSTRIALS (2.2%)
              ------------------
              AEROSPACE & DEFENSE (0.6%)
      8,650   Boeing Co.                                                                                     1,302
      1,290   Huntington Ingalls Industries, Inc.                                                              231
        750   Lockheed Martin Corp.                                                                            199
      2,270   Moog, Inc. "A"*                                                                                  159
     33,600   Spirit AeroSystems Holdings, Inc. "A"*                                                         1,957
      1,740   Teledyne Technologies, Inc.*                                                                     217
     18,300   United Technologies Corp.                                                                      1,971
                                                                                                        ----------
                                                                                                             6,036
                                                                                                        ----------
              AIR FREIGHT & LOGISTICS (0.3%)
     10,000   FedEx Corp.                                                                                    1,917
      8,050   United Parcel Service, Inc. "B"                                                                  933
                                                                                                        ----------
                                                                                                             2,850
                                                                                                        ----------

================================================================================

16  | USAA CORNERSTONE MODERATE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              AIRLINES (0.2%)
     16,460   JetBlue Airways Corp.*                                                                    $      330
     27,200   Southwest Airlines Co.                                                                         1,268
      9,760   United Continental Holdings, Inc.*                                                               673
                                                                                                        ----------
                                                                                                             2,271
                                                                                                        ----------
              BUILDING PRODUCTS (0.1%)
      7,080   A.O. Smith Corp.                                                                                 345
     14,100   Masco Corp.                                                                                      446
      1,400   Universal Forest Products, Inc.                                                                  139
                                                                                                        ----------
                                                                                                               930
                                                                                                        ----------
              COMMERCIAL PRINTING (0.0%)
      3,140   Deluxe Corp.                                                                                     213
      1,958   LSC Communications, Inc.                                                                          40
      5,223   R.R Donnelley & Sons Co.                                                                          91
                                                                                                        ----------
                                                                                                               344
                                                                                                        ----------
              CONSTRUCTION & ENGINEERING (0.1%)
     22,770   AECOM*                                                                                           828
                                                                                                        ----------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.1%)
      4,800   Greenbrier Companies, Inc.                                                                       186
      4,130   Trinity Industries, Inc.                                                                         115
     10,800   Wabtec Corp.                                                                                     914
                                                                                                        ----------
                                                                                                             1,215
                                                                                                        ----------
              DIVERSIFIED SUPPORT SERVICES (0.0%)
      1,000   UniFirst Corp.                                                                                   141
                                                                                                        ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
      6,500   Eaton Corp. plc                                                                                  432
      2,540   EnerSys                                                                                          202
                                                                                                        ----------
                                                                                                               634
                                                                                                        ----------
              ENVIRONMENTAL & FACILITIES SERVICES (0.0%)
      4,160   ABM Industries, Inc.                                                                             183
                                                                                                        ----------
              HEAVY ELECTRICAL EQUIPMENT (0.0%)
      2,270   AZZ, Inc.                                                                                        148
                                                                                                        ----------
              HUMAN RESOURCE & EMPLOYMENT SERVICES (0.0%)
      3,350   ManpowerGroup, Inc.                                                                              286
                                                                                                        ----------
              INDUSTRIAL CONGLOMERATES (0.6%)
     14,180   Carlisle Companies, Inc.                                                                       1,591
    104,517   General Electric Co.                                                                           3,215
      7,030   Honeywell International, Inc.                                                                    801
                                                                                                        ----------
                                                                                                             5,607
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              INDUSTRIAL MACHINERY (0.1%)
      2,890   Barnes Group, Inc.                                                                        $      134
      2,000   Crane Co.                                                                                        147
      3,930   Mueller Industries, Inc.                                                                         149
      2,210   Nordson Corp.                                                                                    236
                                                                                                        ----------
                                                                                                               666
                                                                                                        ----------
              MARINE (0.0%)
      5,510   Matson, Inc.                                                                                     207
                                                                                                        ----------
              TRADING COMPANIES & DISTRIBUTORS (0.0%)
      2,410   Applied Industrial Technologies, Inc.                                                            144
      2,540   GATX Corp.                                                                                       139
                                                                                                        ----------
                                                                                                               283
                                                                                                        ----------
              Total Industrials                                                                             22,629
                                                                                                        ----------
              INFORMATION TECHNOLOGY (3.9%)
              -----------------------------
              APPLICATION SOFTWARE (0.1%)
      3,160   Ebix, Inc.                                                                                       188
      1,700   MicroStrategy, Inc. "A"*                                                                         330
      7,190   Synopsys, Inc.*                                                                                  435
                                                                                                        ----------
                                                                                                               953
                                                                                                        ----------
              COMMUNICATIONS EQUIPMENT (0.4%)
    128,956   Cisco Systems, Inc.                                                                            3,846
      2,030   Plantronics, Inc.                                                                                105
                                                                                                        ----------
                                                                                                             3,951
                                                                                                        ----------
              DATA PROCESSING & OUTSOURCED SERVICES (0.5%)
      4,910   Broadridge Financial Solutions, Inc.                                                             318
      7,910   Convergys Corp.                                                                                  204
      2,200   CSG Systems International, Inc.                                                                   98
      1,530   DST Systems, Inc.                                                                                158
      4,890   Jack Henry & Associates, Inc.                                                                    423
     10,050   MasterCard, Inc. "A"                                                                           1,027
      4,730   Sykes Enterprises, Inc.*                                                                         133
     42,600   Visa, Inc. "A"                                                                                 3,294
                                                                                                        ----------
                                                                                                             5,655
                                                                                                        ----------
              ELECTRONIC COMPONENTS (0.1%)
      3,030   Belden, Inc.                                                                                     224
      1,340   Littelfuse, Inc.                                                                                 195
                                                                                                        ----------
                                                                                                               419
                                                                                                        ----------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
      4,700   Keysight Technologies, Inc.*                                                                     173
                                                                                                        ----------

================================================================================

18  | USAA CORNERSTONE MODERATE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              ELECTRONIC MANUFACTURING SERVICES (0.0%)
      3,180   Methode Electronics, Inc.                                                                 $      118
      3,390   Plexus Corp.*                                                                                    173
                                                                                                        ----------
                                                                                                               291
                                                                                                        ----------
              INTERNET SOFTWARE & SERVICES (0.7%)
      6,830   Alphabet, Inc. "A"*                                                                            5,299
     15,000   Facebook, Inc. "A"*                                                                            1,776
      1,460   J2 Global, Inc.                                                                                  108
                                                                                                        ----------
                                                                                                             7,183
                                                                                                        ----------
              SEMICONDUCTOR EQUIPMENT (0.2%)
     26,400   Applied Materials, Inc.                                                                          850
      2,400   Cabot Microelectronics Corp.                                                                     143
     10,700   Lam Research Corp.                                                                             1,134
      3,050   MKS Instruments, Inc.                                                                            176
      3,820   Tessera Technologies, Inc.                                                                       151
                                                                                                        ----------
                                                                                                             2,454
                                                                                                        ----------
              SEMICONDUCTORS (0.3%)
      9,790   Intel Corp.                                                                                      340
     21,230   Maxim Integrated Products, Inc.                                                                  834
     14,050   QUALCOMM, Inc.                                                                                   957
     12,500   Texas Instruments, Inc.                                                                          924
                                                                                                        ----------
                                                                                                             3,055
                                                                                                        ----------
              SYSTEMS SOFTWARE (0.8%)
     87,160   Microsoft Corp.                                                                                5,252
     75,200   Oracle Corp.                                                                                   3,023
                                                                                                        ----------
                                                                                                             8,275
                                                                                                        ----------
              TECHNOLOGY DISTRIBUTORS (0.1%)
      3,750   Arrow Electronics, Inc.*                                                                         256
      6,090   Ingram Micro, Inc. "A"                                                                           228
      1,640   SYNNEX Corp.                                                                                     192
      1,290   Tech Data Corp.*                                                                                 109
                                                                                                        ----------
                                                                                                               785
                                                                                                        ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.7%)
     42,980   Apple, Inc.                                                                                    4,750
     24,100   Hewlett Packard Enterprise Co.                                                                   574
     94,550   HP, Inc.                                                                                       1,456
     12,250   Western Digital Corp.                                                                            780
                                                                                                        ----------
                                                                                                             7,560
                                                                                                        ----------
              Total Information Technology                                                                  40,754
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              MATERIALS (0.4%)
              ----------------
              DIVERSIFIED CHEMICALS (0.1%)
     26,000   Dow Chemical Co.                                                                          $    1,449
                                                                                                        ----------
              METAL & GLASS CONTAINERS (0.0%)
      1,870   AptarGroup, Inc.                                                                                 137
                                                                                                        ----------
              PAPER PACKAGING (0.1%)
      2,120   Bemis Co., Inc.                                                                                  106
      2,970   Packaging Corp. of America                                                                       252
      2,690   Sonoco Products Co.                                                                              145
                                                                                                        ----------
                                                                                                               503
                                                                                                        ----------
              PAPER PRODUCTS (0.0%)
     11,230   KapStone Paper & Packaging Corp.                                                                 229
                                                                                                        ----------
              SPECIALTY CHEMICALS (0.1%)
      3,100   Ecolab, Inc.                                                                                     362
      2,190   Innospec, Inc.                                                                                   144
     10,800   RPM International, Inc.                                                                          571
      2,410   Stepan Co.                                                                                       196
      2,400   Valspar Corp.                                                                                    245
                                                                                                        ----------
                                                                                                             1,518
                                                                                                        ----------
              STEEL (0.1%)
      4,340   Reliance Steel & Aluminum Co.                                                                    352
      4,310   Worthington Industries, Inc.                                                                     243
                                                                                                        ----------
                                                                                                               595
                                                                                                        ----------
              Total Materials                                                                                4,431
                                                                                                        ----------
              TELECOMMUNICATION SERVICES (0.4%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.4%)
     72,600   AT&T, Inc.                                                                                     2,805
      5,920   Consolidated Communications Holdings, Inc.                                                       169
     22,689   Verizon Communications, Inc.                                                                   1,132
                                                                                                        ----------
                                                                                                             4,106
                                                                                                        ----------
              Total Telecommunication Services                                                               4,106
                                                                                                        ----------
              UTILITIES (0.6%)
              ----------------
              ELECTRIC UTILITIES (0.5%)
      6,510   ALLETE, Inc.                                                                                     402
     21,000   American Electric Power Co., Inc.                                                              1,240
     19,000   Duke Energy Corp.                                                                              1,402
     18,750   Edison International                                                                           1,289

================================================================================

20  | USAA CORNERSTONE MODERATE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
      7,000   NextEra Energy, Inc.                                                                      $      800
     13,600   PPL Corp.                                                                                        455
                                                                                                        ----------
                                                                                                             5,588
                                                                                                        ----------
              GAS UTILITIES (0.0%)
      1,750   Spire, Inc.                                                                                      113
      4,440   UGI Corp.                                                                                        199
                                                                                                        ----------
                                                                                                               312
                                                                                                        ----------
              MULTI-UTILITIES (0.1%)
      3,810   Avista Corp.                                                                                     154
      6,190   NorthWestern Corp.                                                                               347
      3,500   Sempra Energy                                                                                    350
                                                                                                        ----------
                                                                                                               851
                                                                                                        ----------
              Total Utilities                                                                                6,751
                                                                                                        ----------
              Total Common Stocks (cost: $145,557)                                                         178,247
                                                                                                        ----------

              PREFERRED STOCKS (2.0%)

              CONSUMER STAPLES (1.0%)
              -----------------------
              AGRICULTURAL PRODUCTS (1.0%)
    161,682   CHS, Inc., Series B, 7.88%, cumulative redeemable, perpetual                                   4,697
     58,000   Dairy Farmers of America, Inc., 7.88%, cumulative redeemable, perpetual(a),(b)                 6,045
                                                                                                        ----------
                                                                                                            10,742
                                                                                                        ----------
              Total Consumer Staples                                                                        10,742
                                                                                                        ----------
              ENERGY (0.4%)
              -------------
              OIL & GAS EXPLORATION & PRODUCTION (0.3%)
      4,900   Chesapeake Energy Corp., 5.75%, perpetual*(a)                                                  2,646
                                                                                                        ----------
              OIL & GAS STORAGE & TRANSPORTATION (0.1%)
      1,550   Kinder Morgan G.P., Inc., 4.81%, cumulative redeemable(a)                                      1,390
                                                                                                        ----------
              Total Energy                                                                                   4,036
                                                                                                        ----------
              FINANCIALS (0.4%)
              -----------------
              LIFE & HEALTH INSURANCE (0.4%)
    167,198   Delphi Financial Group, Inc., 7.38%, cumulative redeemable(b)                                  3,699
                                                                                                        ----------
              REINSURANCE (0.0%)
      1,500   American Overseas Group Ltd., 7.50%, non-cumulative, perpetual*(c),(d)                           300
                                                                                                        ----------
              Total Financials                                                                               3,999
                                                                                                        ----------
              TELECOMMUNICATION SERVICES (0.2%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
    112,000   Qwest Corp., 6.50%                                                                             2,663
                                                                                                        ----------
              Total Preferred Stocks (cost: $23,010)                                                        21,440
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              EXCHANGE-TRADED FUNDS (3.1%)
     41,900   iShares Core S&P 500 ETF                                                                  $    9,282
     96,900   Vanguard Mid-Cap ETF                                                                          12,729
     90,740   Vanguard Total Stock Market ETF                                                               10,324
                                                                                                        ----------
              Total Exchange-Traded Funds (cost: $28,757)                                                   32,335
                                                                                                        ----------
              Total U.S. Equity Securities (cost: $197,324)                                                232,022
                                                                                                        ----------

              INTERNATIONAL EQUITY SECURITIES (22.5%)

              COMMON STOCKS (0.6%)

              CONSUMER DISCRETIONARY (0.2%)
              -----------------------------
              AUTO PARTS & EQUIPMENT (0.2%)
     14,750   Delphi Automotive plc                                                                            944
     41,500   Magna International, Inc.                                                                      1,679
                                                                                                        ----------
                                                                                                             2,623
                                                                                                        ----------
              Total Consumer Discretionary                                                                   2,623
                                                                                                        ----------
              ENERGY (0.1%)
              -------------
              INTEGRATED OIL & GAS (0.1%)
     11,750   TOTAL S.A. ADR                                                                                   560
                                                                                                        ----------
              FINANCIALS (0.1%)
              -----------------
              PROPERTY & CASUALTY INSURANCE (0.1%)
     36,400   XL Group Ltd.                                                                                  1,315
                                                                                                        ----------
              INFORMATION TECHNOLOGY (0.1%)
              -----------------------------
              SEMICONDUCTORS (0.1%)
      3,400   Broadcom Ltd.                                                                                    580
      4,200   NXP Semiconductors N.V.*                                                                         416
                                                                                                        ----------
                                                                                                               996
                                                                                                        ----------
              Total Information Technology                                                                     996
                                                                                                        ----------
              TELECOMMUNICATION SERVICES (0.1%)
              ---------------------------------
              WIRELESS TELECOMMUNICATION SERVICES (0.1%)
     36,650   Vodafone Group plc ADR                                                                           896
                                                                                                        ----------
              Total Common Stocks (cost: $6,484)                                                             6,390
                                                                                                        ----------

              EXCHANGE-TRADED FUNDS (21.9%)
    912,760   iShares Core MSCI EAFE ETF                                                                    48,248
    558,300   iShares Core MSCI Emerging Markets ETF                                                        24,158
  1,002,200   iShares Currency Hedged MSCI EAFE ETF                                                         25,481
    236,200   iShares Edge MSCI Minimum Volatility EAFE ETF                                                 14,649
    107,800   iShares Edge MSCI Minimum Volatility Emerging Markets ETF                                      5,414

================================================================================

22  | USAA CORNERSTONE MODERATE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
         30   iShares MSCI Canada Fund ETF                                                              $        1
    191,600   iShares MSCI Pacific ex Japan ETF                                                              7,865
    224,400   PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio                                      8,213
    597,600   PowerShares FTSE RAFI Emerging Markets Portfolio                                              10,829
    951,800   Schwab Fundamental International Large Co. Index ETF                                          23,662
     34,497   SPDR S&P Emerging Markets SmallCap ETF                                                         1,420
    149,150   Vanguard FTSE All-World ex-US ETF                                                              6,519
    760,600   Vanguard FTSE Developed Markets ETF                                                           27,351
    458,530   Vanguard FTSE Emerging Markets ETF                                                            16,608
     64,700   Vanguard FTSE Europe ETF                                                                       2,970
     59,797   WisdomTree Emerging Markets SmallCap Dividend Fund                                             2,343
    223,351   WisdomTree India Earnings Fund                                                                 4,521
                                                                                                        ----------
              Total Exchange-Traded Funds (cost: $239,986)                                                 230,252
                                                                                                        ----------
              Total International Equity Securities (cost: $246,470)                                       236,642
                                                                                                        ----------

              PRECIOUS METALS AND COMMODITY-RELATED SECURITIES (1.4%)

              GOLD (0.1%)

              NORTH AMERICAN GOLD COMPANIES (0.1%)
    110,164   Hycroft Mining Corp.*(c),(d)                                                                     110
      8,800   Newmont Mining Corp.                                                                             285
                                                                                                        ----------
                                                                                                               395
                                                                                                        ----------
              Total Gold (cost: $4,279)                                                                        395
                                                                                                        ----------

              EXCHANGE-TRADED FUNDS (1.3%)
     65,300   First Trust Global Tactical Commodity Strategy Fund*                                           1,334
     69,416   iShares Silver Trust*                                                                          1,087
    114,500   PowerShares DB Commodity Index Tracking Fund*                                                  1,742
    141,800   United States Commodity Index Fund*                                                            5,907
    178,530   VanEck Vectors Gold Miners ETF                                                                 3,719
                                                                                                        ----------
              Total Exchange-Traded Funds (cost: $15,339)                                                   13,789
                                                                                                        ----------
              Total Precious Metals and Commodity-Related Securities (cost: $19,618)                        14,184
                                                                                                        ----------

              GLOBAL REAL ESTATE EQUITY SECURITIES (0.8%)

              COMMON STOCKS (0.6%)

              REAL ESTATE SERVICES (0.0%)
      2,720   Jones Lang LaSalle, Inc.                                                                         275
                                                                                                        ----------
              REITs - DIVERSIFIED (0.0%)
      2,550   PS Business Parks, Inc.                                                                          285
                                                                                                        ----------
              REITs - HEALTH CARE (0.0%)
     15,050   Medical Properties Trust, Inc.                                                                   179
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              REITs - HOTEL & RESORT (0.1%)
      7,390   Hospitality Properties Trust                                                              $      214
     19,830   Summit Hotel Properties, Inc.                                                                    282
                                                                                                        ----------
                                                                                                               496
                                                                                                        ----------
              REITs - INDUSTRIAL (0.0%)
      3,830   EastGroup Properties, Inc.                                                                       262
                                                                                                        ----------
              REITs - MORTGAGE (0.2%)
    143,137   Annaly Capital Management, Inc.                                                                1,463
     14,770   Capstead Mortgage Corp.                                                                          153
    107,400   Two Harbors Investment Corp.                                                                     931
                                                                                                        ----------
                                                                                                             2,547
                                                                                                        ----------
              REITs - OFFICE (0.1%)
      2,200   Boston Properties, Inc.                                                                          273
      9,430   Corporate Office Properties Trust                                                                270
      4,080   Highwoods Properties, Inc.                                                                       196
      3,240   Kilroy Realty Corp.                                                                              234
                                                                                                        ----------
                                                                                                               973
                                                                                                        ----------
              REITs - RETAIL (0.1%)
      2,950   Simon Property Group, Inc.                                                                       530
     11,610   Urstadt Biddle Properties, Inc. "A"                                                              263
                                                                                                        ----------
                                                                                                               793
                                                                                                        ----------
              REITs - SPECIALIZED (0.1%)
      4,230   Lamar Advertising Co. "A"                                                                        280
      1,200   Public Storage                                                                                   251
                                                                                                        ----------
                                                                                                               531
                                                                                                        ----------
              Total Common Stocks (cost: $6,393)                                                             6,341
                                                                                                        ----------

              PREFERRED STOCKS (0.1%)

              REITs - MORTGAGE (0.1%)
     24,000   Arbor Realty Trust, Inc., 7.38% (cost: $600)                                                     610
                                                                                                        ----------

              EXCHANGE-TRADED FUNDS (0.1%)
     22,700   Vanguard REIT ETF (cost: $1,816)                                                               1,825
                                                                                                        ----------
              Total Global Real Estate Equity Securities (cost: $8,809)                                      8,776
                                                                                                        ----------

================================================================================

24  | USAA CORNERSTONE MODERATE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                   COUPON                              VALUE
(000)         SECURITY                                                    RATE            MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
              BONDS (50.0%)

              CORPORATE OBLIGATIONS (11.8%)

              CONSUMER STAPLES (0.1%)
              -----------------------
              FOOD RETAIL (0.1%)
$     1,200   BI-LO, LLC & BI-LO Finance Corp.(a)                         9.25%          2/15/2019      $      960
                                                                                                        ----------
              ENERGY (1.8%)
              -------------
              OIL & GAS DRILLING (0.0%)
      1,407   Schahin II Finance Co. SPV Ltd.(a),(e)                      5.88           9/25/2023             190
                                                                                                        ----------
              OIL & GAS STORAGE & TRANSPORTATION (1.8%)
      2,950   Enbridge Energy Partners, LP                                7.38          10/15/2045           3,609
      3,059   Enbridge Energy Partners, LP(b)                             8.05          10/01/2077           2,765
      7,300   Energy Transfer Partners, LP                                3.90(f)       11/01/2066           5,621
      4,000   Enterprise Products Operating, LLC(b)                       7.00           6/01/2067           3,400
      2,500   Enterprise TE Partners                                      7.00           6/01/2067           2,087
        800   Martin Midstream Partners, LP & Martin
                Midstream Finance Corp.                                   7.25           2/15/2021             780
      1,000   Southern Union Co.(b)                                       3.90(f)       11/01/2066             763
                                                                                                        ----------
                                                                                                            19,025
                                                                                                        ----------
              Total Energy                                                                                  19,215
                                                                                                        ----------
              FINANCIALS (8.0%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.7%)
      1,600   Ares Capital Corp.                                          3.63           1/19/2022           1,562
      6,000   Prospect Capital Corp.                                      5.00           7/15/2019           6,048
                                                                                                        ----------
                                                                                                             7,610
                                                                                                        ----------
              LIFE & HEALTH INSURANCE (1.5%)
      5,500   Lincoln National Corp.(b)                                   3.26(f)        5/17/2066           4,393
      2,000   Lincoln National Corp.(b)                                   6.05(f)        4/20/2067           1,545
      4,000   Prudential Financial, Inc.                                  5.63           6/15/2043           4,155
      1,000   Prudential Financial, Inc.                                  5.20           3/15/2044             997
      6,150   StanCorp Financial Group, Inc.(b)                           6.90           6/01/2067           4,911
                                                                                                        ----------
                                                                                                            16,001
                                                                                                        ----------
              MULTI-LINE INSURANCE (1.0%)
      6,300   Glen Meadow Pass-Through Trust(a),(b)                       6.51(f)        2/12/2067           4,851
      5,670   Nationwide Mutual Insurance Co.(a)                          3.14(f)       12/15/2024           5,594
                                                                                                        ----------
                                                                                                            10,445
                                                                                                        ----------
              MULTI-SECTOR HOLDINGS (0.3%)
      3,000   BNSF Funding Trust I(b)                                     6.61          12/15/2055           3,454
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                   COUPON                              VALUE
(000)         SECURITY                                                    RATE            MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
              PROPERTY & CASUALTY INSURANCE (2.6%)
$     5,000   Allstate Corp.                                              5.75%          8/15/2053      $    5,253
      5,800   AmTrust Financial Services, Inc.                            6.13           8/15/2023           5,901
      4,875   HSB Group, Inc.(b)                                          1.79(f)        7/15/2027           3,646
      4,530   Ironshore Holdings, Inc.(a)                                 8.50           5/15/2020           5,055
      5,350   Oil Insurance Ltd.(a),(b)                                   3.82(f)                -(g)        4,280
      2,500   Travelers Companies, Inc.(b)                                6.25(f)        3/15/2067           2,487
                                                                                                        ----------
                                                                                                            26,622
                                                                                                        ----------
              REGIONAL BANKS (1.7%)
      1,000   Allfirst Preferred Capital Trust(b)                         2.38(f)        7/15/2029             886
        600   Compass Bank                                                6.40          10/01/2017             620
      2,000   Compass Bank                                                3.88           4/10/2025           1,899
      4,000   Cullen/Frost Capital Trust II(b)                            2.39(f)        3/01/2034           3,465
      2,850   First Maryland Capital Trust I(b)                           1.88(f)        1/15/2027           2,533
      2,000   Huntington Capital Trust II "B"(b)                          1.48(f)        6/15/2028           1,648
      2,000   Manufacturers & Traders Trust Co.(b)                        5.63(f)       12/01/2021           1,963
      6,000   SunTrust Capital I(b)                                       1.57(f)        5/15/2027           5,115
                                                                                                        ----------
                                                                                                            18,129
                                                                                                        ----------
              REINSURANCE (0.2%)
      1,500   Alterra USA Holdings Ltd.(a),(b)                            7.20           4/14/2017           1,524
                                                                                                        ----------
              Total Financials                                                                              83,785
                                                                                                        ----------
              HEALTH CARE (0.2%)
              ------------------
              HEALTH CARE FACILITIES (0.2%)
      1,000   Community Health Systems, Inc.                              6.88           2/01/2022             672
      1,600   HCA, Inc.                                                   4.50           2/15/2027           1,512
                                                                                                        ----------
                                                                                                             2,184
                                                                                                        ----------
              Total Health Care                                                                              2,184
                                                                                                        ----------
              INDUSTRIALS (0.1%)
              ------------------
              AIRLINES (0.1%)
        471   America West Airlines, Inc. Pass-Through Trust (INS)(b)     7.93           7/02/2020             500
                                                                                                        ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)
        500   Artesyn Embedded Technologies, Inc.(a)                      9.75          10/15/2020             448
                                                                                                        ----------
              Total Industrials                                                                                948
                                                                                                        ----------
              REAL ESTATE (0.2%)
              ------------------
              REAL ESTATE DEVELOPMENT (0.1%)
        630   Crescent Communities, LLC & Crescent
                Ventures, Inc.(a)                                         8.88          10/15/2021             627
                                                                                                        ----------

================================================================================

26  | USAA CORNERSTONE MODERATE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                   COUPON                              VALUE
(000)         SECURITY                                                    RATE            MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
              REITs - HEALTH CARE (0.1%)
$     1,000   Care Capital Properties, LP(a)                              5.13%          8/15/2026      $      963
                                                                                                        ----------
              Total Real Estate                                                                              1,590
                                                                                                        ----------
              UTILITIES (1.4%)
              ----------------
              ELECTRIC UTILITIES (0.8%)
      2,800   NextEra Energy Capital Holdings, Inc.(b)                    2.91(f)       10/01/2066           2,394
      1,750   NextEra Energy Capital Holdings, Inc.                       6.65           6/15/2067           1,544
      2,150   NextEra Energy Capital Holdings, Inc.(b)                    7.30           9/01/2067           2,145
      3,312   PPL Capital Funding, Inc.(b)                                6.70(f)        3/30/2067           2,923
                                                                                                        ----------
                                                                                                             9,006
                                                                                                        ----------
              MULTI-UTILITIES (0.6%)
      7,000   WEC Energy Group, Inc.(b)                                   6.25(f)        5/15/2067           6,125
                                                                                                        ----------
              Total Utilities                                                                               15,131
                                                                                                        ----------
              Total Corporate Obligations (cost: $125,803)                                                 123,813
                                                                                                        ----------

              CONVERTIBLE SECURITIES (0.0%)

              MATERIALS (0.0%)
              ----------------
              GOLD (0.0%)
        274   Hycroft Mining Corp.(h) (cost: $264)                       15.00          10/22/2020             431
                                                                                                        ----------

              EURODOLLAR AND YANKEE OBLIGATIONS (1.2%)

              ENERGY (0.5%)
              -------------
              OIL & GAS STORAGE & TRANSPORTATION (0.5%)
      5,544   TransCanada PipeLines Ltd.(b)                               6.35(f)        5/15/2067           4,352
        600   TransCanada Trust                                           5.63           5/20/2075             603
                                                                                                        ----------
                                                                                                             4,955
                                                                                                        ----------
              Total Energy                                                                                   4,955
                                                                                                        ----------
              FINANCIALS (0.3%)
              -----------------
              PROPERTY & CASUALTY INSURANCE (0.3%)
      3,430   QBE Capital Funding III Ltd.(a)                             7.25           5/24/2041           3,803
                                                                                                        ----------
              MATERIALS (0.4%)
              ----------------
              GOLD (0.4%)
      4,285   Newcrest Finance Property Ltd.(a)                           4.45          11/15/2021           4,438
                                                                                                        ----------
              Total Eurodollar and Yankee Obligations (cost: $13,335)                                       13,196
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                   COUPON                              VALUE
(000)         SECURITY                                                    RATE            MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
              ASSET-BACKED SECURITIES (0.3%)

              FINANCIALS (0.3%)
              -----------------
              ASSET-BACKED FINANCING (0.3%)
$       950   Navient Student Loan Trust                                  2.08%(f)       8/25/2050      $      821
      2,000   SLC Student Loan Trust                                      1.33(f)        7/15/2036           1,785
        502   SLM Student Loan Trust                                      1.43(f)       10/25/2065             443
                                                                                                        ----------
                                                                                                             3,049
                                                                                                        ----------
              Total Financials                                                                               3,049
                                                                                                        ----------
              Total Asset-Backed Securities (cost: $2,748)                                                   3,049
                                                                                                        ----------

              COLLATERALIZED MORTGAGE OBLIGATIONS (0.3%)

              FINANCIALS (0.3%)
              -----------------
        349   Sequoia Mortgage Trust                                      1.46(f)        9/20/2033             310
      2,646   Structured Asset Mortgage Investments, Inc.                 1.06(f)        7/19/2035           2,444
        347   Wells Fargo Mortgage Backed Securities Trust                3.00(f)        4/25/2035             329
                                                                                                        ----------
              Total Financials                                                                               3,083
                                                                                                        ----------
              Total Collateralized Mortgage Obligations (cost: $3,163)                                       3,083
                                                                                                        ----------

              COMMERCIAL MORTGAGE SECURITIES (4.3%)

              FINANCIALS (4.3%)
              -----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (4.0%)
      1,000   Banc of America Commercial Mortgage, Inc.                   5.00          11/10/2042             810
      3,238   Banc of America Commercial Mortgage, Inc.                   6.00           7/10/2044           2,500
        370   Banc of America Commercial Mortgage, Inc.                   5.85           5/10/2045             369
      4,000   Banc of America Commercial Mortgage, Inc.                   6.48           2/10/2051           3,991
      2,000   BCRR Trust(a)                                               5.86           7/17/2040           2,004
      4,034   Bear Stearns Commercial Mortgage Securities, Inc.(a)        5.66           9/11/2041           3,932
         39   Bear Stearns Commercial Mortgage Securities, Inc.           4.99           9/11/2042              39
        400   Citigroup Commercial Mortgage Trust                         6.00          12/10/2049             280
      2,818   Commercial Mortgage Loan Trust                              6.30          12/10/2049           1,793
      1,000   Commercial Mortgage Trust                                   5.38          12/10/2046             992
      1,000   Commercial Mortgage Trust(a)                                5.54          12/11/2049           1,007
      7,400   Credit Suisse Commercial Mortgage Pass-Through
                Trust                                                     0.74           2/15/2040           7,334
      4,200   FREMF Mortgage Trust(a)                                     3.00           8/25/2045           4,290
        275   GE Capital Commercial Mortgage Corp.                        5.61          12/10/2049             274
        331   GMAC Commercial Mortgage Securities, Inc.                   4.97          12/10/2041             336
        500   GMAC Commercial Mortgage Securities, Inc.                   4.98          12/10/2041             508
        548   GMAC Commercial Mortgage Securities, Inc.                   4.81           5/10/2043             506
        372   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                          5.72          12/15/2044             371

================================================================================

28  | USAA CORNERSTONE MODERATE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                   COUPON                              VALUE
(000)         SECURITY                                                    RATE            MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$     4,500   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                          6.11%          4/17/2045      $    3,549
      3,000   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                          5.37           5/15/2047           2,999
        279   Merrill Lynch Mortgage Trust                                5.78           7/12/2038             278
      1,000   ML-CFC Commercial Mortgage Trust                            5.42           8/12/2048           1,003
      1,500   ML-CFC Commercial Mortgage Trust                            6.07           8/12/2049           1,501
        460   ML-CFC Commercial Mortgage Trust                            5.86           9/12/2049             475
        800   Morgan Stanley Capital I Trust                              5.59           3/12/2044             730
                                                                                                        ----------
                                                                                                            41,871
                                                                                                        ----------
              INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED
                SECURITIES (0.3%)
     15,374   CSAIL Commercial Mortgage Trust(c)                          1.00           1/15/2049           1,761
     13,266   UBS Commercial Mortgage Trust(a),(c)                        2.27           5/10/2045           1,205
                                                                                                        ----------
                                                                                                             2,966
                                                                                                        ----------
              Total Financials                                                                              44,837
                                                                                                        ----------
              Total Commercial Mortgage Securities (cost: $46,842)                                          44,837
                                                                                                        ----------

              U.S. GOVERNMENT AGENCY ISSUES (6.0%)(i)

              COMMERCIAL MORTGAGE-BACKED SECURITIES (2.0%)
      2,250   Fannie Mae(+)                                               2.15           1/25/2023           2,222
      8,300   Freddie Mac(+)                                              3.00          12/25/2025           8,468
      5,000   Freddie Mac(+)                                              3.51           4/25/2030           5,186
      5,200   Freddie Mac(+)                                              3.33           5/25/2025           5,447
                                                                                                        ----------
                                                                                                            21,323
                                                                                                        ----------
              MORTGAGE-BACKED PASS-THROUGH SECURITIES (4.0%)
      9,085   Freddie Mac(+)                                              3.00           4/01/2046           9,055
     12,634   Freddie Mac(+)                                              3.00           6/01/2046          12,593
      9,827   Freddie Mac(+)                                              3.00           8/01/2046           9,795
     10,695   Freddie Mac(+)                                              3.50           4/01/2046          10,986
                                                                                                        ----------
                                                                                                            42,429
                                                                                                        ----------
              Total U.S. Government Agency Issues (cost: $65,027)                                           63,752
                                                                                                        ----------

              U.S. TREASURY SECURITIES (14.2%)

              BONDS (8.5%)
        250   3.18%, 8/15/2044 (STRIPS Principal)(j)                                                           106
     44,100   3.13%, 8/15/2044                                                                              45,043
      6,000   3.00%, 11/15/2044                                                                              5,980
     38,200   3.00%, 5/15/2045                                                                              38,014
                                                                                                        ----------
                                                                                                            89,143
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                                                       VALUE
(000)         SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              NOTES (5.7%)
$    19,000   1.13%, 2/28/2021(k)                                                                       $   18,511
     12,000   1.63%, 4/30/2023                                                                              11,634
      2,000   2.25%, 11/15/2024                                                                              1,994
      5,000   2.25%, 11/15/2025                                                                              4,957
     25,000   1.63%, 2/15/2026                                                                              23,462
                                                                                                        ----------
                                                                                                            60,558
                                                                                                        ----------
              Total U.S. Treasury Securities (cost: $150,199)                                              149,701
                                                                                                        ----------

------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
------------------------------------------------------------------------------------------------------------------
              EXCHANGE-TRADED FUNDS (11.9%)
    103,790   iShares 20+ Year Treasury Bond ETF                                                            12,480
    149,200   iShares Core U.S. Aggregate Bond ETF                                                          16,150
    134,700   iShares iBoxx $ High Yield Corporate Bond ETF                                                 11,537
    593,500   Powershares Fundamental High Yield Corporate Bond Portfolio                                   11,027
    209,000   Vanguard Mortgage-Backed Securities ETF                                                       11,006
    606,800   Vanguard Short-Term Corporate Bond ETF                                                        48,192
    179,100   Vanguard Total Bond Market ETF                                                                14,487
                                                                                                        ----------
              Total Exchange-Traded Funds (cost: $127,016)                                                 124,879
                                                                                                        ----------
              Total Bonds (cost: $534,379)                                                                 526,743
                                                                                                        ----------

              MONEY MARKET INSTRUMENTS (3.8%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (3.8%)
  39,603,679  State Street Institutional Treasury Money Market Fund Premier Class,
                0.25%(l) (cost: $39,604)                                                                    39,604
                                                                                                        ----------

              TOTAL INVESTMENTS (COST: $1,046,222)                                                      $1,057,969
                                                                                                        ==========

================================================================================

30  | USAA CORNERSTONE MODERATE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
                                                                                                       UNREALIZED
NUMBER OF                                                                       CONTRACT            APPRECIATION/
CONTRACTS                                                  EXPIRATION            VALUE             (DEPRECIATION)
LONG/(SHORT)   SECURITY                                       DATE               (000)                      (000)
-----------------------------------------------------------------------------------------------------------------
               FUTURES(m)

               LONG FUTURES

               EQUITY CONTRACTS
        265    E-mini S&P 500                              12/16/2016           $ 29,134                   $ 930
         48    Mini MSCI EAFE                              12/16/2016              3,924                    (166)
        185    Mini MSCI Emerging Markets Index            12/16/2016              7,983                    (272)
                                                                                --------                   -----
                                                                                $ 41,041                   $ 492
                                                                                --------                   -----
               TOTAL LONG FUTURES

               SHORT FUTURES

               INTEREST RATE CONTRACTS
      (181)    U.S. Treasury Bond                          03/22/2017           $(27,382)                  $(126)
               EQUITY CONTRACTS
       (79)    Russell 2000 Mini                           12/16/2016            (10,446)                   (185)
                                                                                --------                   -----
               TOTAL SHORT FUTURES                                               (37,828)                   (311)
                                                                                --------                   -----
               TOTAL FUTURES                                                    $  3,213                   $ 181
                                                                                ========                   =====

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                          VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                             LEVEL 1            LEVEL 2            LEVEL 3             TOTAL
------------------------------------------------------------------------------------------------------------------
U.S. Equity Securities:
  Common Stocks                                   $178,247           $      -               $  -        $  178,247
  Preferred Stocks                                       -             21,140                300            21,440
  Exchange-Traded Funds                             32,335                  -                  -            32,335
International Equity Securities:
  Common Stocks                                      6,390                  -                  -             6,390
  Exchange-Traded Funds                            230,252                  -                  -           230,252
Precious Metals and Commodity-
  Related Securities:
  Common Stocks                                        285                  -                110               395
  Exchange-Traded Funds                             13,789                  -                  -            13,789
Global Real Estate Equity Securities:
  Common Stocks                                      6,341                  -                  -             6,341
  Preferred Stocks                                       -                610                  -               610
  Exchange-Traded Funds                              1,825                  -                  -             1,825
Bonds:
  Corporate Obligations                                  -            123,813                  -           123,813
  Convertible Securities                                 -                431                  -               431
  Eurodollar and Yankee Obligations                      -             13,196                  -            13,196
  Asset-Backed Securities                                -              3,049                  -             3,049
  Collateralized Mortgage Obligations                    -              3,083                  -             3,083
  Commercial Mortgage Securities                         -             44,837                  -            44,837
  U.S. Government Agency Issues                          -             63,752                  -            63,752
  U.S. Treasury Securities                         149,595                106                  -           149,701
  Exchange-Traded Funds                            124,879                  -                  -           124,879
Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                              39,604                  -                  -            39,604
Futures(1)                                             930                  -                  -               930
------------------------------------------------------------------------------------------------------------------
Total                                             $784,472           $274,017               $410        $1,058,899
------------------------------------------------------------------------------------------------------------------

LIABILITIES                                        LEVEL 1            LEVEL 2            LEVEL 3             TOTAL
------------------------------------------------------------------------------------------------------------------
Futures(1)                                        $   (749)          $      -               $  -        $     (749)
------------------------------------------------------------------------------------------------------------------

(1) Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

================================================================================

32  | USAA CORNERSTONE MODERATE FUND

================================================================================

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

-----------------------------------------------------------------------------------------------------------------
                                                         COMMON                  PREFERRED              CORPORATE
                                                         STOCKS                     STOCKS            OBLIGATIONS
-----------------------------------------------------------------------------------------------------------------
Balance as of May 31, 2016                                 $ 83                       $375                $ 3,449
Purchases                                                     -                          -                      -
Sales                                                         -                          -                      -
Transfers into Level 3                                        -                          -                      -
Transfers out of Level 3                                      -                          -                 (3,449)
Net realized gain (loss) on investments                       -                          -                 (1,000)
Change in net unrealized appreciation/
  (depreciation) of investments                              27                        (75)                 1,000
-----------------------------------------------------------------------------------------------------------------
Balance as of November 30, 2016                            $110                       $300                $     -
-----------------------------------------------------------------------------------------------------------------

                           FAIR VALUE LEVEL TRANSFERS
                           --------------------------

For the period of June 1, 2016, through November 30, 2016, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                                                TRANSFERS INTO             TRANSFERS INTO         TRANSFERS INTO
                                                       (OUT OF)                   (OUT OF)               (OUT OF)
ASSETS ($ IN 000s)                                      LEVEL 1                    LEVEL 2                LEVEL 3
-----------------------------------------------------------------------------------------------------------------
Corporate Obligations(I)                                     $-                     $3,449               $(3,449)
-----------------------------------------------------------------------------------------------------------------

(I) Transferred from Level 3 to Level 2 as result of the securities no longer being a single broker quote.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 24.4% of net assets at November 30, 2016.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial

================================================================================

34  | USAA CORNERSTONE MODERATE FUND

================================================================================

    mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities, but such maturities can be difficult to predict because of the effect of prepayments.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  35

================================================================================

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR      American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S.
             dollars.
    REIT     Real estate investment trust

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS) Principal and interest payments are insured by one of the following: AMBAC Assurance Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) The security, or a portion thereof, is segregated to cover the value of open futures contracts at November 30, 2016.

    (c) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at November 30, 2016, was $3,376,000, which represented 0.3% of the Fund's net assets.

================================================================================

36   | USAA CORNERSTONE MODERATE FUND

================================================================================

    (d) Security was fair valued at November 30, 2016, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $410,000, which represented less than 0.1% of the Fund's net assets.

    (e) At November 30, 2016, the issuer was in default with respect to interest and/or principal payments.

    (f) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at November 30, 2016.

    (g) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (h) Pay-in-kind (PIK) - security in which the issuer has or will have the option to make all or a portion of the interest or dividend payments in additional securities in lieu of cash.

    (i) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Freddie Mac (Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  37

================================================================================

         intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (j) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (k) Security and cash with a value of $2,857,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (l) Rate represents the money market fund annualized seven-day yield at November 30, 2016.

    (m) The contract value of futures purchased and/or sold as a percentage of net assets is 0.3%.

     *   Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

38  | USAA CORNERSTONE MODERATE FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $1,046,222)                                 $1,057,969
   Cash                                                                                                   921
   Cash denominated in foreign currencies (identified cost of $37)                                         34
   Receivables:
       Capital shares sold                                                                                422
       USAA Asset Management Company (Note 5C)                                                            174
       Dividends and interest                                                                           3,351
       Securities sold                                                                                  4,759
   Variation margin on futures contracts                                                                  184
                                                                                                   ----------
           Total assets                                                                             1,067,814
                                                                                                   ----------
LIABILITIES
   Payables:
       Securities purchased                                                                            13,754
       Capital shares redeemed                                                                            881
   Accrued management fees                                                                                528
   Accrued transfer agent's fees                                                                           49
   Other accrued expenses and payables                                                                    203
                                                                                                   ----------
           Total liabilities                                                                           15,415
                                                                                                   ----------
               Net assets applicable to capital shares outstanding                                 $1,052,399
                                                                                                   ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                                 $1,043,560
   Accumulated undistributed net investment income                                                      2,649
   Accumulated net realized loss on investments and
       futures transactions                                                                            (5,735)
   Net unrealized appreciation of investments and futures contracts                                    11,928
   Net unrealized depreciation of foreign currency translations                                            (3)
                                                                                                   ----------
               Net assets applicable to capital shares outstanding                                 $1,052,399
                                                                                                   ==========
   Capital shares outstanding, no par value                                                            74,585
                                                                                                   ==========
   Net asset value, redemption price, and offering price per share                                 $    14.11
                                                                                                   ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  39

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $12)                                                   $ 8,469
   Interest                                                                                             9,106
                                                                                                      -------
       Total income                                                                                    17,575
                                                                                                      -------
EXPENSES
   Management fees                                                                                      3,460
   Administration and servicing fees                                                                      807
   Transfer agent's fees                                                                                1,372
   Custody and accounting fees                                                                            126
   Postage                                                                                                 75
   Shareholder reporting fees                                                                              39
   Trustees' fees                                                                                          15
   Registration fees                                                                                       25
   Professional fees                                                                                       67
   Other                                                                                                   10
                                                                                                      -------
           Total expenses                                                                               5,996
   Expenses reimbursed                                                                                   (627)
                                                                                                      -------
           Net expenses                                                                                 5,369
                                                                                                      -------
NET INVESTMENT INCOME                                                                                  12,206
                                                                                                      -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FOREIGN CURRENCY, AND FUTURES CONTRACTS
   Net realized gain on:
       Unaffiliated transactions                                                                        5,324
       Affiliated transactions (Note 7)                                                                    10
       Futures transactions                                                                             3,169
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                                       (316)
       Foreign currency translations                                                                       (1)
       Futures contracts                                                                                   68
                                                                                                      -------
           Net realized and unrealized gain                                                             8,254
                                                                                                      -------
Increase in net assets resulting from operations                                                      $20,460
                                                                                                      =======

See accompanying notes to financial statements.

================================================================================

40  | USAA CORNERSTONE MODERATE FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 2016 (unaudited), and year ended
May 31, 2016

-------------------------------------------------------------------------------------------------------------
                                                                          11/30/2016                5/31/2016
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                  $   12,206               $   29,038
   Net realized gain on investments                                            5,334                      190
   Net realized gain on long-term capital gain
       distributions from other investment companies                               -                      551
   Net realized loss on foreign currency transactions                              -                       (1)
   Net realized gain on options                                                    -                       37
   Net realized gain on futures transactions                                   3,169                       26
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                              (316)                 (87,064)
       Foreign currency translations                                              (1)                      (1)
       Options                                                                     -                      233
       Futures contracts                                                          68                      113
                                                                          -----------------------------------
       Increase (decrease) in net assets resulting from operations            20,460                  (56,878)
                                                                          -----------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                     (12,676)                 (28,561)
   Net realized gains                                                              -                  (20,748)
                                                                          -----------------------------------
       Distributions to shareholders                                         (12,676)                 (49,309)
                                                                          -----------------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                  58,136                  149,272
   Reinvested dividends                                                       12,597                   49,014
   Cost of shares redeemed                                                   (83,777)                (185,238)
                                                                          -----------------------------------
       Increase (decrease) in net assets from capital
           share transactions                                                (13,044)                  13,048
                                                                          -----------------------------------
   Net decrease in net assets                                                 (5,260)                 (93,139)

NET ASSETS
   Beginning of period                                                     1,057,659                1,150,798
                                                                          -----------------------------------
   End of period                                                          $1,052,399               $1,057,659
                                                                          ===================================
Accumulated undistributed net investment income:
   End of period                                                          $    2,649               $    3,119
                                                                          ===================================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                                 4,080                   10,498
   Shares issued for dividends reinvested                                        894                    3,466
   Shares redeemed                                                            (5,874)                 (13,038)
                                                                          -----------------------------------
       Increase (decrease) in shares outstanding                                (900)                     926
                                                                          ===================================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  41

================================================================================

NOTES TO FINANCIAL STATEMENTS

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Cornerstone Moderate Fund (the
Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek a high total return.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA

================================================================================

42  | USAA CORNERSTONE MODERATE FUND

================================================================================

    Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

         information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

     3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

     4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

     5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

     6.  Repurchase agreements are valued at cost.

================================================================================

44  | USAA CORNERSTONE MODERATE FUND

================================================================================

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8.   Options are valued by a pricing service at the National Best Bid/Offer
         (NBBO) composite price, which is derived from the best available bid and asked prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

         Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by discounted prior tender offer, or quoted prices obtained from broker-dealers participating in the market for these securities. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under

================================================================================

46  | USAA CORNERSTONE MODERATE FUND

================================================================================

    circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at November 30, 2016, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF NOVEMBER 30, 2016*
    (IN THOUSANDS)

                                       ASSET DERIVATIVES                    LIABILITY DERIVATIVES
    --------------------------------------------------------------------------------------------------
                                 STATEMENT OF                          STATEMENT OF
    DERIVATIVES NOT              ASSETS AND                            ASSETS AND
    ACCOUNTED FOR AS             LIABILITIES                           LIABILITIES
    HEDGING INSTRUMENTS          LOCATION            FAIR VALUE        LOCATION            FAIR VALUE
    --------------------------------------------------------------------------------------------------
    Interest rate contracts                             $ -            Net unrealized        $126**
                                                                       appreciation of
                                                                       investments and
                                                                       futures contracts
    --------------------------------------------------------------------------------------------------
    Equity contracts             Net unrealized          930**         Net unrealized        $623**
                                 appreciation of                       appreciation of
                                 investments and                       investments and
                                 futures contracts                     futures contracts
    --------------------------------------------------------------------------------------------------
    Total                                               $930                                 $749
    --------------------------------------------------------------------------------------------------

     * For open derivative instruments as of November 30, 2016, see the Portfolio of Investments, which also is indicative of activity for the six-month period ended November 30, 2016.

    ** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE SIX-MONTH PERIOD ENDED NOVEMBER 30, 2016 (IN THOUSANDS)


                                                                                        CHANGE IN
                                                                                        UNREALIZED
    DERIVATIVES NOT                                                 REALIZED            APPRECIATION/
    ACCOUNTED FOR AS           STATEMENT OF                         GAIN (LOSS)         (DEPRECIATION)
    HEDGING INSTRUMENTS        OPERATIONS LOCATION                  ON DERIVATIVES      ON DERIVATIVES
    --------------------------------------------------------------------------------------------------
    Interest rate contracts    Net realized gain on                    $2,146               $(127)
                               Options and Futures
                               transactions / Change in
                               net unrealized appreciation/
                               (depreciation) of Options and
                               Futures contracts
    --------------------------------------------------------------------------------------------------
    Equity contracts           Net realized gain (loss) on              1,023                 195
                               Options and Futures
                               transactions / Change in
                               net unrealized appreciation/
                               (depreciation) of
                               Futures contracts
    --------------------------------------------------------------------------------------------------
    Total                                                              $3,169               $  68
    --------------------------------------------------------------------------------------------------

================================================================================

48  | USAA CORNERSTONE MODERATE FUND

================================================================================

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

G. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested.

I. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's

================================================================================

50  | USAA CORNERSTONE MODERATE FUND

================================================================================

    expenses. For the six-month period ended November 30, 2016, there were no custodian and other bank credits.

J. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

K. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates with other USAA Funds in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The USAA Funds are assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

For the six-month period ended November 30, 2016, the Fund paid CAPCO facility fees of $3,000, which represents 1.5% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended November 30, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined as of the Fund's tax year-end of May 31, 2017, in accordance with applicable federal tax law.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal income tax.

At May 31, 2016, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended November 30, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 2016, were $330,964,000 and $320,494,000, respectively.

As of November 30, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as the cost reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of November 30, 2016, were $53,808,000 and $42,061,000, respectively, resulting in net unrealized appreciation of $11,747,000.

================================================================================

52  | USAA CORNERSTONE MODERATE FUND

================================================================================

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the six-month period ended November 30, 2016, the Fund had no subadviser(s).

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.65% of the Fund's average net assets. Prior to October 1, 2016, the base investment management fee was 0.70% of the Fund's average net assets.

    The performance adjustment is calculated monthly by comparing the Fund's performance over the performance period to that of the Lipper Balanced Funds Index. The Lipper Balanced Funds Index tracks the total return performance of funds within the Lipper Balanced Funds category. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:


    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
    -------------------------------------------------------------------
    +/- 100 to 400                               +/- 4
    +/- 401 to 700                               +/- 5
    +/- 701 and greater                          +/- 6

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling 36-month period.

    The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

    in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Balanced Funds Index over that period, even if the Fund had overall negative returns during the performance period.

    For the six-month period ended November 30, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $3,460,000, which included a (0.04)% performance adjustment of $(215,000).

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the six-month period ended November 30, 2016, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $807,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended November 30, 2016, the Fund reimbursed the Manager $15,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through September 30, 2017, to limit the total annual operating expenses of the Fund to 1.00% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through September 30, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period

================================================================================

54  | USAA CORNERSTONE MODERATE FUND

================================================================================

    ended November 30, 2016, the Fund incurred reimbursable expenses of $627,000, of which $174,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the six-month period ended November 30, 2016, the Fund incurred transfer agent's fees, paid or payable to SAS, of $1,372,000.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(6) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the six-month period ended November 30, 2016, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA funds at the then-current market price with no brokerage commissions incurred.

                                                                           NET REALIZED
                                                                COST TO    GAIN (LOSS)
SELLER                                      PURCHASER          PURCHASER     TO SELLER
----------------------------------------------------------------------------------------
Cornerstone Moderate                  Cornerstone Aggressive   $141,000      $10,000
Cornerstone Moderately Conservative   Cornerstone Moderate       49,000       (1,000)
Cornerstone Aggressive                Cornerstone Moderate      212,000       24,000

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) adopted final rules intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements. The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and related disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

56  | USAA CORNERSTONE MODERATE FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                  SIX-MONTH
                                PERIOD ENDED
                                 NOVEMBER 30,                      YEAR ENDED MAY 31,
                              -------------------------------------------------------------------------------------
                                    2016           2016           2015           2014           2013           2012
                              -------------------------------------------------------------------------------------
Net asset value at
  beginning of period         $    14.01     $    15.43     $    15.46     $    14.49       $  13.07       $  14.29
                              -------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income              .16            .39            .37            .38            .40            .40
  Net realized and
    unrealized gain (loss)           .11          (1.15)           .10            .98           1.42          (1.22)
                              -------------------------------------------------------------------------------------
Total from investment
  operations                         .27           (.76)           .47           1.36           1.82           (.82)
                              -------------------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.17)          (.38)          (.38)          (.39)          (.40)          (.40)
  Realized capital gains               -           (.28)          (.12)             -              -              -
                              -------------------------------------------------------------------------------------
Total distributions                 (.17)          (.66)          (.50)          (.39)          (.40)          (.40)
                              -------------------------------------------------------------------------------------
Net asset value at
  end of period               $    14.11     $    14.01     $    15.43     $    15.46       $  14.49       $  13.07
                              =====================================================================================
Total return (%)*                   1.92          (4.89)          3.10           9.60          14.17          (5.70)
Net assets at end of
  period (000)                $1,052,399     $1,057,659     $1,150,798     $1,093,783       $944,828       $766,037
Ratios to average
  net assets:**
  Expenses (%)(a)                   1.00(b)        1.00           1.00           1.00           1.00           1.00
  Expenses, excluding
    reimbursements (%)(a)           1.12(b)        1.16           1.19           1.22           1.30           1.38
  Net investment income (%)         2.27(b)        2.72           2.46           2.60           2.87           3.03
Portfolio turnover (%)                31             70(c)          44             46             66(c)         119(c)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended November 30, 2016, average net assets were
    $1,071,937,000.
(a) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                       -              -              -           (.00%)(+)      (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Reflects increased/decreased trading activity due to asset allocation changes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

EXPENSE EXAMPLE

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of June 1, 2016, through November 30, 2016.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

58  | USAA CORNERSTONE MODERATE FUND

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                          BEGINNING               ENDING               DURING PERIOD*
                                         ACCOUNT VALUE         ACCOUNT VALUE            JUNE 1, 2016 -
                                         JUNE 1, 2016        NOVEMBER 30, 2016        NOVEMBER 30, 2016
                                         --------------------------------------------------------------
Actual                                    $1,000.00              $1,019.20                   $5.06

Hypothetical
  (5% return before expenses)              1,000.00               1,020.05                    5.06

*Expenses are equal to the Fund's annualized expense ratio of 1.00%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 1.92% for the six-month period of June 1, 2016, through November 30, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  59

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr

--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT usaa.com                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on usaa.com select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]                                        [LOGO OF RECYCLE PAPER]
        USAA      We know what it means to serve.(R)               10%

   =============================================================================
   27804-0117                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                        [GRAPHIC OF USAA CORNERSTONE MODERATELY AGGRESSIVE FUND]

 ============================================================

         SEMIANNUAL REPORT
         USAA CORNERSTONE MODERATELY AGGRESSIVE FUND
         NOVEMBER 30, 2016

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"AS THE NEW YEAR BEGINS, WHY NOT MAKE
A RESOLUTION TO PUT YOUR FINANCIAL HOUSE            [PHOTO OF BROOKS ENGLEHARDT]
IN ORDER?"

--------------------------------------------------------------------------------

JANUARY 2017

Financial markets are unpredictable. Many factors can confound those who try to predict the direction of the markets based on economic or political factors. In other words, it's easy to get it wrong. And, even if one correctly forecasts what will happen in the macroeconomic environment, predicting how the markets will respond is another matter altogether.

Consider the response to the Presidential election. Stocks rose on Monday and Tuesday (Election Day) at the prospect of a Hillary Clinton victory--virtually a "sure thing," according to some media pundits. U.S. Treasury securities and other segments of the bond market sold off as investors likely assumed a continuation of current economic policy under another Democratic administration. But these trends reversed on Tuesday evening when it became clear that Donald J. Trump would be elected the 45th President of the United States. Asian and European equity markets dropped and U.S. stock index futures plunged. The decline in stock index futures suggested that U.S. stocks might fall when trading began on Wednesday, however the opposite happened. Stock prices rose and then rallied strongly, with major stock indexes hitting one record high after another through the end of November 2016. U.S. Treasury prices fell, driving up yields on longer-maturity U.S. Treasuries. (Yields move in the opposite direction of prices.)

Few market participants would have forecasted such a scenario. But with hindsight, we may be able to understand some of the reasons why the markets behaved the way they did.

U.S. equity investors appeared to like President-elect Trump's promises of lower tax rates, less regulation, and more fiscal stimulus through infrastructure spending. Other explanations may lie overseas, such as complications relating to the United Kingdom's decision to exit from the European Union ("Brexit") and continued slow economic growth in China--uncertainties that may have

================================================================================

================================================================================

increased the attractiveness of U.S. stocks. As for bond investors, they may have been worried about an increase in interest rates if economic growth picks up under a Trump Administration. Higher growth rates typically correspond with rising inflation, which in turn could prompt the Federal Reserve (the Fed) to accelerate the pace of interest rate increases.

What actually happens, however, is yet to be seen. No one knows, except in the most general terms, what President-elect Trump's plans and priorities will be or how they could affect economic growth in 2017 and beyond. By extension, it is also too early to forecast how inflation might be affected and how the Fed could respond.

At USAA Investments, we are long-term, fundamental investors, who seek to look at the full market cycle rather than current geopolitical events. We believe measures such as assessing a company's intrinsic value compared to its current price tend to be more effective at forecasting potential stock returns over time. In selecting bonds, our analysts take a bottom-up approach to evaluating each security individually, building portfolios on a bond-by-bond basis.

It is important to remember market conditions are always fluctuating and time horizon matters. We believe that it is important to stay focused on your long-term objectives, using an investment plan that is based on your personal time horizon and risk tolerance. If you are uneasy about market risk in general or have concerns about too much exposure to specific asset classes, please call USAA to speak with an advisor. As the new year begins, why not make a resolution to put your financial house in order?

Thank you for allowing us to help you in your efforts to achieve your financial goals. At USAA Investments, we are committed to providing you with our best advice, top-notch service, and a variety of mutual funds. On behalf of everyone here, I wish you a happy and healthy 2017.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Portfolio of Investments                                                  11

    Notes to Portfolio of Investments                                         35

    Financial Statements                                                      40

    Notes to Financial Statements                                             43

EXPENSE EXAMPLE                                                               59

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

200991-0117

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA CORNERSTONE MODERATELY AGGRESSIVE FUND (THE FUND) SEEKS CAPITAL APPRECIATION WITH A SECONDARY FOCUS ON CURRENT INCOME.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests in equity securities, bonds, money market instruments, and other instruments including derivatives. The Fund will have a target asset class allocation of approximately 60% equity securities and 40% fixed-income securities. The actual asset class allocation can deviate from time to time from these targets as market conditions warrant. The implementation of the asset allocation may involve the extensive use of equity and fixed-income exchange-traded funds (ETFs). The Fund may invest in securities issued by domestic and foreign companies. The Fund also may invest in investment-grade and below-investment-grade ("junk" or high-yield) fixed-income securities.

The Fund's investments also include real estate investment trusts (REITs), investments that provide exposure to commodities (such as ETFs or national resources companies), and derivatives, including futures and options. Derivatives may be utilized by the Fund to reduce its volatility over time, to enhance returns, or to provide diversification.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    JOHN P. TOOHEY, CFA                                DAN DENBOW, CFA
    WASIF A. LATIF                                     LANCE HUMPHREY, CFA
    ARNOLD J. ESPE, CFA

--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    Financial assets produced mixed results during the reporting period ended November 30, 2016, reflecting the broad range of headlines that characterized the reporting period.

    U.S. equities posted the strongest gains among the major asset categories. The U.S. economy continued to deliver economic growth ahead of its developed-market global peers, driving healthy relative performance for the stock market. Small-cap stocks, in particular, generated favorable gains thanks in part to their greater exposure to the country's positive growth. U.S. equities performed particularly well in the wake of the U.S. election, which removed the element of political uncertainty that had weighed on the market.

    Developed-market international equities finished with a small loss and trailed the U.S. market by a wide margin. While Japanese stocks were bolstered by the substantial fiscal and monetary stimulus being provided by the nation's government, European equities lagged. The leading cause of the shortfall was likely the region's higher sensitivity to the United Kingdom's June 2016 vote to exit the European Union ("Brexit"). In addition, the European markets were pressured by the combination of slow economic growth, possible instability within the banking system, and the potential impact of rising nationalism across Europe.

    In contrast to the developed markets, emerging-market stocks performed well during the reporting period. The renewed stability in commodity

================================================================================

2  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    prices provided a positive backdrop for the asset class, as did improving corporate earnings and signs of stronger economic growth in both Russia and China.

    The U.S. bond market also experienced mixed performance during the reporting period. Market segments that are sensitive to interest-rate movements, such as longer-term U.S. Treasuries, generally finished with slightly negative returns. The stimulation of the U.S. economy, in conjunction with the prospects of increasingly growth-oriented policies in the year ahead, raised concerns that the Federal Reserve (the Fed) would take an aggressive approach to raising interest rates. However, the improving growth outlook--together with investors' increasing appetite for risk--helped fuel strong returns for lower-rated segments of the market, including high-yield bonds.

o HOW DID THE USAA CORNERSTONE MODERATELY AGGRESSIVE FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended November 30, 2016, the Fund had a total return of 2.03%. This compares to returns of 3.67% for the MSCI All-Country World Index, 2.49% for the Cornerstone Moderately Aggressive Composite Index, and 2.19% for the Lipper Index*.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    We maintained a patient approach to managing the Fund's portfolio. Rather than trying to keep pace with the rapidly shifting trends in the

    *The Lipper Index tracks the total performance of the funds within the category consisting of funds that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return, and which have at least 25% of their portfolio invested in securities traded outside of the United States.

    SOURCE: LIPPER, A THOMSON REUTERS COMPANY.

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    global markets, we remained focused on asset classes where we believed there was value. While low valuations don't necessarily translate to outperformance in the short term, undervalued market segments have historically demonstrated superior results over time. We believe this value-driven strategy is appropriate for an environment in which macroeconomic headlines are a key driver of financial-market performance.

    In the Fund's U.S. equity allocation, a diversified portfolio of large-cap, blue-chip stocks performed well and participated in the broader rally.
    Stock selection in the mid-cap space was an additional positive. Although stronger returns could have been produced through a larger position in small caps or aggressive growth stocks, we think that a focus on fundamentally sound, reasonably valued large-and mid-cap companies is prudent at this stage of the cycle. The Fund remained underweight in the United States overall, as we continued to see more attractive valuations overseas.

    The Fund's developed-market international allocation, aided performance during the middle of the reporting period, but was a net detractor overall. Although we continue to see a long-term opportunity in the international markets due to their compelling valuations relative to U.S. stocks, the unsteady economic conditions overseas prompted us to slightly reduce the Fund's position.

    The Fund's allocation to emerging-market stocks contributed positively to its performance. We remain enthusiastic on the longer-term outlook for the emerging markets, where the combination of improving growth, healthy corporate earnings, and stabilizing commodity prices makes the low valuations of the asset class particularly compelling.

    The Fund's allocation to gold stocks, though modest, slightly detracted from results. After rallying in the first half of the reporting period, gold prices subsequently weakened due to the prospect of rising interest rates. Shares of gold mining companies declined from their mid-August 2016 peak as a result, causing the sector to finish with a loss. Overall, however, this aspect of our positioning had only a small effect on the Fund's performance.

    The Fund's actively managed bond portfolio made a positive contribution to results due in part to its above-average weightings in

================================================================================

4  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    lower-rated investment-grade and high-yield corporate bonds. In addition, the Fund's performance was aided by positive security selection in both areas. The portfolio maintained an allocation to longer-term U.S. Treasuries to counterbalance some of its credit exposure, but this aspect of its positioning was a slight detractor due to the weaker returns for government bonds.

    The investment backdrop offered a varied picture for investors at the close of the reporting period. The U.S. economy has continued to produce modest growth despite the challenging economic conditions elsewhere in the developed world. In addition, the ultra-loose monetary policies of certain foreign central banks represent an ongoing engine of demand for higher-risk, higher-yielding financial assets. While these factors are generally a positive for the markets, potential sources of volatility include global political uncertainty and the possibility that the Fed could begin to raise interest rates more aggressively.

    Our response to this ambiguity is to maintain our strategy: maintain diversification, stay focused on the long-term picture, and emphasize undervalued asset classes. We believe this steady approach--rather than one that tries to keep up with the day-to-day considerations driving short-term market performance--is well suited to a highly uncertain investment environment.

    Thank you for allowing us to help you manage your investments.

    Asset Allocation funds may be invested in, among other things:
    (1) exchange-traded funds; (2) futures, options, and other derivatives;
    (3) non-investment-grade securities; (4) precious metals and minerals companies; (5) real estate investment trusts; (6) money market instruments;
    (7) foreign and emerging markets. These types of investments and asset classes may be more volatile and prone to experience significant loss than others. In addition, it is possible that a particular asset allocation used by the Manager may not produce the intended result. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
    o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o Non-investment-grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more credit worthy investment-grade securities. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Exchange Traded Funds (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA CORNERSTONE MODERATELY AGGRESSIVE FUND
(THE FUND) (Ticker Symbol: USCRX)

--------------------------------------------------------------------------------
                                                11/30/16             5/31/16
--------------------------------------------------------------------------------
Net Assets                                   $2.3 Billion         $2.3 Billion
Net Asset Value Per Share                       $24.57               $24.08

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/16
--------------------------------------------------------------------------------
    5/31/16-11/30/16*           1 YEAR           5 YEARS            10 YEARS
         2.03%                  1.57%             5.06%               2.96%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                         5 YEARS                          10 YEARS
    4.74%                           5.45%                             2.92%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 5/31/16**
--------------------------------------------------------------------------------
                                     1.15%

               (Includes acquired fund fees and expenses of 0.09%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Effective October 1, 2016, the base investment management fee was reduced from 0.70% to 0.65% of the Fund's average net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                           CORNERSTONE                                                   USAA
                           MODERATELY                       MSCI                      CORNERSTONE
                           AGGRESSIVE                   ALL-COUNTRY                   MODERATELY
                           COMPOSITE                       WORLD                      AGGRESSIVE                     LIPPER
                             INDEX                         INDEX                         FUND                         INDEX
11/30/06                   $10,000.00                    $10,000.00                   $10,000.00                   $10,000.00
12/31/06                    10,084.96                     10,223.12                    10,150.00                    10,106.47
01/31/07                    10,175.85                     10,324.81                    10,276.00                    10,198.69
02/28/07                    10,199.88                     10,270.46                    10,238.00                    10,149.20
03/31/07                    10,305.57                     10,476.55                    10,352.00                    10,230.47
04/30/07                    10,582.40                     10,940.47                    10,622.00                    10,479.73
05/31/07                    10,753.84                     11,266.74                    10,847.00                    10,693.75
06/30/07                    10,678.07                     11,233.64                    10,744.00                    10,674.25
07/31/07                    10,563.54                     11,062.11                    10,557.00                    10,623.73
08/31/07                    10,622.65                     11,031.49                    10,561.00                    10,586.57
09/30/07                    10,965.77                     11,623.70                    10,976.00                    10,961.15
10/31/07                    11,222.05                     12,077.16                    11,280.00                    11,213.82
11/30/07                    10,972.48                     11,543.19                    10,828.00                    10,895.64
12/31/07                    10,922.89                     11,415.41                    10,762.00                    10,787.02
01/31/08                    10,518.20                     10,480.42                    10,235.00                    10,406.38
02/29/08                    10,498.00                     10,510.01                    10,156.00                    10,371.58
03/31/08                    10,434.38                     10,355.86                     9,995.00                    10,316.81
04/30/08                    10,771.64                     10,933.53                    10,317.00                    10,643.47
05/31/08                    10,869.32                     11,104.48                    10,544.00                    10,752.75
06/30/08                    10,345.92                     10,192.65                     9,942.00                    10,176.10
07/31/08                    10,209.28                      9,927.97                     9,724.00                     9,971.16
08/31/08                    10,182.14                      9,713.98                     9,593.00                     9,882.48
09/30/08                     9,411.43                      8,499.92                     8,660.00                     8,960.15
10/31/08                     8,158.30                      6,815.65                     7,198.00                     7,547.47
11/30/08                     7,877.80                      6,367.89                     6,788.00                     7,128.55
12/31/08                     8,163.52                      6,598.67                     7,053.00                     7,295.22
01/31/09                     7,728.06                      6,034.89                     6,589.00                     6,888.52
02/28/09                     7,246.18                      5,444.01                     6,088.00                     6,395.82
03/31/09                     7,644.04                      5,892.43                     6,422.00                     6,762.34
04/30/09                     8,231.23                      6,588.01                     7,008.00                     7,269.29
05/31/09                     8,696.44                      7,244.43                     7,761.00                     7,836.89
06/30/09                     8,707.37                      7,203.81                     7,842.00                     7,880.01
07/31/09                     9,213.00                      7,837.94                     8,311.00                     8,392.57
08/31/09                     9,470.78                      8,118.27                     8,573.00                     8,674.80
09/30/09                     9,780.48                      8,490.71                     9,024.00                     8,971.48
10/31/09                     9,689.53                      8,359.50                     9,037.00                     8,839.24
11/30/09                     9,999.22                      8,703.31                     9,321.00                     9,141.91
12/31/09                    10,109.64                      8,883.54                     9,497.00                     9,266.62
01/31/10                     9,923.52                      8,499.62                     9,372.00                     9,086.93
02/28/10                    10,062.91                      8,607.89                     9,516.00                     9,219.04
03/31/10                    10,455.92                      9,161.67                     9,916.00                     9,630.38
04/30/10                    10,577.40                      9,177.08                    10,008.00                     9,739.74
05/31/10                    10,028.83                      8,307.04                     9,488.00                     9,164.74
06/30/10                     9,861.65                      8,051.13                     9,298.00                     9,012.69
07/31/10                    10,372.27                      8,706.23                     9,753.00                     9,432.95
08/31/10                    10,187.03                      8,401.87                     9,600.00                     9,255.91
09/30/10                    10,782.66                      9,205.65                    10,208.00                     9,752.63
10/31/10                    11,049.87                      9,538.35                    10,468.00                    10,078.60
11/30/10                    10,945.18                      9,326.12                    10,385.00                     9,954.13
12/31/10                    11,393.02                     10,009.06                    10,793.00                    10,371.51
01/31/11                    11,518.00                     10,166.13                    10,864.00                    10,399.88
02/28/11                    11,749.15                     10,462.16                    11,165.00                    10,649.77
03/31/11                    11,770.78                     10,451.71                    11,270.00                    10,716.66
04/30/11                    12,098.62                     10,879.32                    11,604.00                    11,066.31
05/31/11                    12,021.63                     10,645.46                    11,480.00                    10,919.89
06/30/11                    11,876.97                     10,477.72                    11,303.00                    10,732.49
07/31/11                    11,832.77                     10,307.13                    11,232.00                    10,690.08
08/31/11                    11,396.24                      9,554.20                    10,640.00                    10,200.69
09/30/11                    10,768.46                      8,652.17                     9,981.00                     9,499.27
10/31/11                    11,503.24                      9,579.19                    10,506.00                    10,034.12
11/30/11                    11,332.04                      9,292.44                    10,463.00                     9,959.27
12/31/11                    11,384.11                      9,273.67                    10,379.00                     9,884.61
01/31/12                    11,825.66                      9,812.90                    10,773.00                    10,298.97
02/29/12                    12,167.52                     10,306.62                    11,048.00                    10,632.39
03/31/12                    12,236.87                     10,375.05                    11,078.00                    10,705.22
04/30/12                    12,223.75                     10,256.43                    11,043.00                    10,626.36
05/31/12                    11,650.93                      9,336.86                    10,566.00                    10,068.63
06/30/12                    11,986.99                      9,798.00                    10,827.00                    10,349.64
07/31/12                    12,149.52                      9,932.13                    10,935.00                    10,472.39
08/31/12                    12,326.07                     10,148.09                    11,117.00                    10,658.66
09/30/12                    12,557.41                     10,467.71                    11,363.00                    10,867.43
10/31/12                    12,499.32                     10,397.94                    11,392.00                    10,825.39
11/30/12                    12,593.09                     10,530.91                    11,456.00                    10,926.74
12/31/12                    12,749.88                     10,769.44                    11,627.00                    11,098.40
01/31/13                    13,093.85                     11,265.57                    11,940.00                    11,419.31
02/28/13                    13,142.71                     11,263.82                    11,930.00                    11,405.59
03/31/13                    13,340.31                     11,469.77                    12,087.00                    11,580.34
04/30/13                    13,590.23                     11,797.43                    12,294.00                    11,797.56
05/31/13                    13,521.86                     11,765.06                    12,203.00                    11,732.71
06/30/13                    13,222.16                     11,421.18                    11,885.00                    11,416.77
07/31/13                    13,623.15                     11,967.94                    12,228.00                    11,799.11
08/31/13                    13,415.38                     11,718.60                    12,036.00                    11,628.32
09/30/13                    13,853.96                     12,323.88                    12,334.00                    11,999.87
10/31/13                    14,227.67                     12,819.21                    12,693.00                    12,326.03
11/30/13                    14,340.55                     13,000.75                    12,763.00                    12,431.45
12/31/13                    14,481.70                     13,225.04                    12,889.00                    12,578.84
01/31/14                    14,267.12                     12,696.03                    12,698.00                    12,359.10
02/28/14                    14,726.21                     13,309.35                    13,117.00                    12,796.37
03/31/14                    14,757.27                     13,368.52                    13,158.00                    12,758.68
04/30/14                    14,861.60                     13,495.79                    13,266.00                    12,805.50
05/31/14                    15,104.47                     13,782.83                    13,453.00                    13,050.80
06/30/14                    15,310.14                     14,042.33                    13,696.00                    13,230.23
07/31/14                    15,140.70                     13,872.02                    13,561.00                    13,053.53
08/31/14                    15,442.68                     14,178.47                    13,773.00                    13,265.66
09/30/14                    15,082.13                     13,718.69                    13,447.00                    12,952.83
10/31/14                    15,258.35                     13,815.27                    13,515.00                    13,093.50
11/30/14                    15,429.52                     14,046.35                    13,654.00                    13,222.88
12/31/14                    15,285.35                     13,775.31                    13,496.00                    13,038.65
01/31/15                    15,253.93                     13,559.93                    13,475.00                    13,064.11
02/28/15                    15,710.77                     14,314.83                    13,835.00                    13,478.23
03/31/15                    15,614.62                     14,093.03                    13,686.00                    13,362.50
04/30/15                    15,821.53                     14,501.93                    13,872.00                    13,524.95
05/31/15                    15,834.36                     14,483.01                    13,914.00                    13,540.69
06/30/15                    15,570.23                     14,142.05                    13,633.00                    13,276.16
07/31/15                    15,661.87                     14,264.86                    13,676.00                    13,305.29
08/31/15                    15,040.56                     13,286.99                    13,045.00                    12,701.68
09/30/15                    14,760.29                     12,805.62                    12,743.00                    12,424.29
10/31/15                    15,432.32                     13,810.66                    13,284.00                    12,985.90
11/30/15                    15,356.34                     13,696.62                    13,183.00                    12,912.42
12/31/15                    15,161.31                     13,449.62                    12,921.00                    12,678.85
01/31/16                    14,680.70                     12,638.46                    12,436.00                    12,281.52
02/29/16                    14,680.70                     12,551.52                    12,392.00                    12,230.35
03/31/16                    15,410.33                     13,481.69                    12,953.00                    12,770.18
04/30/16                    15,593.71                     13,680.70                    13,095.00                    12,922.13
05/31/16                    15,646.73                     13,697.94                    13,122.00                    12,961.76
06/30/16                    15,728.09                     13,615.02                    13,226.00                    13,074.61
07/31/16                    16,170.05                     14,201.74                    13,591.00                    13,416.96
08/31/16                    16,195.93                     14,249.52                    13,607.00                    13,443.07
09/30/16                    16,262.33                     14,336.82                    13,667.00                    13,507.63
10/31/16                    16,024.90                     14,093.47                    13,466.00                    13,306.34
11/30/16                    16,036.12                     14,200.57                    13,389.00                    13,245.19

                                   [END CHART]

                  Data from 11/30/06 through 11/30/16.

                  See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes except that the Lipper Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Moderately Aggressive Fund to the benchmarks listed below. The Manager has developed the Cornerstone Moderately Aggressive Composite Index, which is used to measure the Fund's performance. The custom benchmark was created by the Manager to show how the Fund's performance compares with the returns of an index or indexes with similar asset allocations.

o The Cornerstone Moderately Aggressive Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (34%), the MSCI ACWI ex USA IMI Net (23%), the Bloomberg Barclays U.S. Universal Index (38%), the Bloomberg Commodity Index Total Return (1.5%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (1.5%), and the Bloomberg Barclays U.S. Treasury - Bills (1-3M) (2%).

o The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

o The Lipper Index tracks the performance of funds within a category consisting of funds that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return, and which have at least 25% of their portfolio invested in securities traded outside of the United States.
    SOURCE: LIPPER, A THOMSON REUTERS COMPANY.

================================================================================

8  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

                        o TOP 10 HOLDINGS* - 11/30/16 o
                             (% of Net Assets)

iShares Core MSCI EAFE ETF** ......................................  5.6%
Vanguard Short-Term Corporate Bond ETF** ..........................  5.5%
Vanguard FTSE Developed Markets ETF** .............................  4.5%
U.S. Treasury Bond, 3.13%, 8/15/2044 ..............................  3.3%
iShares Currency Hedged MSCI EAFE ETF** ...........................  2.7%
iShares Core MSCI Emerging Markets ETF** ..........................  2.7%
U.S. Treasury Bond, 3.00%, 5/15/2045 ..............................  2.4%
U.S. Treasury Note, 1.63%, 2/15/2026 ..............................  2.0%
Schwab Fundamental International Large Co.
  Index ETF** .....................................................  1.9%
U.S. Treasury Note, 1.13%, 2/28/2021 ..............................  1.7%

                                   [END CHART]

 * Excludes futures and money market instruments.

** The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages
11-34.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                        o ASSET ALLOCATION* - 11/30/16 o

INTERNATIONAL EQUITY SECURITIES**                                   26.6%
U.S. EQUITY SECURITIES**                                            24.9%
FIXED INCOME EXCHANGE-TRADED FUNDS**                                11.8%
U.S. TREASURY SECURITIES                                            11.3%
CORPORATE OBLIGATIONS                                                8.3%
U.S. GOVERNMENT AGENCY ISSUES                                        4.9%
MONEY MARKET INSTRUMENTS                                             4.0%
COMMERCIAL MORTGAGE SECURITIES                                       3.6%
PRECIOUS METALS AND COMMODITY-RELATED SECURITIES                     2.1%
GLOBAL REAL ESTATE EQUITY SECURITIES**                               1.1%
EURODOLLAR AND YANKEE OBLIGATIONS                                    0.9%
ASSET-BACKED SECURITIES                                              0.3%
COLLATERALIZED MORTGAGE OBLIGATIONS                                  0.1%
CONVERTIBLE SECURITIES                                               0.1%

                                   [END CHART]

 * Excludes futures.

** The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

10  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

PORTFOLIO OF INVESTMENTS

November 30, 2016 (unaudited)

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              U.S. EQUITY SECURITIES (24.9%)

              COMMON STOCKS (19.9%)

              CONSUMER DISCRETIONARY (1.7%)
              -----------------------------
              ADVERTISING (0.1%)
   23,800     Omnicom Group, Inc.(a)                                                                     $   2,069
                                                                                                         ---------
              APPAREL RETAIL (0.3%)
   12,920     American Eagle Outfitters, Inc.                                                                  214
   10,400     Buckle, Inc.                                                                                     263
    2,570     Caleres, Inc.                                                                                     84
   63,600     TJX Companies, Inc.                                                                            4,983
                                                                                                         ---------
                                                                                                             5,544
                                                                                                         ---------
              APPAREL, ACCESSORIES & LUXURY GOODS (0.0%)
    9,910     Fossil Group, Inc.*                                                                              331
                                                                                                         ---------
              AUTO PARTS & EQUIPMENT (0.0%)
   14,460     Gentex Corp.                                                                                     267
    9,320     Gentherm, Inc.*                                                                                  297
                                                                                                         ---------
                                                                                                               564
                                                                                                         ---------
              AUTOMOBILE MANUFACTURERS (0.0%)
    5,490     Thor Industries, Inc.                                                                            552
                                                                                                         ---------
              FOOTWEAR (0.0%)
   10,400     Steven Madden Ltd.*                                                                              385
   14,270     Wolverine World Wide, Inc.                                                                       322
                                                                                                         ---------
                                                                                                               707
                                                                                                         ---------
              GENERAL MERCHANDISE STORES (0.1%)
    4,250     Big Lots, Inc.                                                                                   215
   24,950     Target Corp.                                                                                   1,927
                                                                                                         ---------
                                                                                                             2,142
                                                                                                         ---------
              HOME IMPROVEMENT RETAIL (0.3%)
   52,400     Home Depot, Inc.                                                                               6,781
                                                                                                         ---------
              HOMEBUILDING (0.2%)
   54,080     CalAtlantic Group, Inc.                                                                        1,806
   24,490     KB Home                                                                                          388
   12,550     M/I Homes, Inc.*                                                                                 293

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
   12,480     Meritage Homes Corp.*                                                                      $     450
      140     NVR, Inc.*                                                                                       223
                                                                                                         ---------
                                                                                                             3,160
                                                                                                         ---------
              HOTELS, RESORTS & CRUISE LINES (0.2%)
   34,670     Carnival Corp.                                                                                 1,782
   27,650     Norwegian Cruise Line Holdings Ltd.*                                                           1,101
   17,200     Royal Caribbean Cruises Ltd.                                                                   1,393
                                                                                                         ---------
                                                                                                             4,276
                                                                                                         ---------
              INTERNET RETAIL (0.3%)
    9,250     Amazon.com, Inc.*                                                                              6,943
                                                                                                         ---------
              LEISURE PRODUCTS (0.0%)
   25,530     Callaway Golf Co.                                                                                310
                                                                                                         ---------
              MOVIES & ENTERTAINMENT (0.1%)
   12,650     Time Warner, Inc.(a)                                                                           1,162
                                                                                                         ---------
              PUBLISHING (0.0%)
   13,420     Gannett Co., Inc.                                                                                128
    5,750     John Wiley & Sons, Inc. "A"                                                                      315
    5,660     Meredith Corp.                                                                                   315
                                                                                                         ---------
                                                                                                               758
                                                                                                         ---------
              RESTAURANTS (0.0%)
    4,370     DineEquity, Inc.                                                                                 365
                                                                                                         ---------
              SPECIALTY STORES (0.1%)
   14,970     Hibbett Sports, Inc.*                                                                            602
    8,520     Ulta Salon, Cosmetics & Fragrance, Inc.*                                                       2,211
                                                                                                         ---------
                                                                                                             2,813
                                                                                                         ---------
              Total Consumer Discretionary                                                                  38,477
                                                                                                         ---------
              CONSUMER STAPLES (1.9%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.2%)
   49,750     Bunge Ltd.                                                                                     3,397
    5,890     Ingredion, Inc.                                                                                  691
                                                                                                         ---------
                                                                                                             4,088
                                                                                                         ---------
              DRUG RETAIL (0.3%)
   29,950     CVS Health Corp.                                                                               2,303
   63,950     Walgreens Boots Alliance, Inc.(a)                                                              5,418
                                                                                                         ---------
                                                                                                             7,721
                                                                                                         ---------
              FOOD RETAIL (0.1%)
   66,200     Kroger Co.                                                                                     2,138
                                                                                                         ---------

================================================================================

12  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              HOUSEHOLD PRODUCTS (0.2%)
   55,200     Procter & Gamble Co.                                                                       $   4,552
                                                                                                         ---------
              HYPERMARKETS & SUPER CENTERS (0.3%)
   98,650     Wal-Mart Stores, Inc.                                                                          6,948
                                                                                                         ---------
              PACKAGED FOODS & MEAT (0.2%)
   90,350     Blue Buffalo Pet Products, Inc.*                                                               2,117
   37,150     Kraft Heinz Co.                                                                                3,033
                                                                                                         ---------
                                                                                                             5,150
                                                                                                         ---------
              SOFT DRINKS (0.4%)
   48,100     Coca-Cola Co.(a)                                                                               1,941
   67,200     PepsiCo, Inc.                                                                                  6,727
                                                                                                         ---------
                                                                                                             8,668
                                                                                                         ---------
              TOBACCO (0.2%)
   27,150     Altria Group, Inc.(a)                                                                          1,736
   20,300     Philip Morris International, Inc.                                                              1,792
    5,630     Universal Corp.                                                                                  310
                                                                                                         ---------
                                                                                                             3,838
                                                                                                         ---------
              Total Consumer Staples                                                                        43,103
                                                                                                         ---------
              ENERGY (1.5%)
              -------------
              INTEGRATED OIL & GAS (0.7%)
   35,830     Chevron Corp.                                                                                  3,997
   68,800     Exxon Mobil Corp.                                                                              6,006
   81,650     Occidental Petroleum Corp.                                                                     5,827
                                                                                                         ---------
                                                                                                            15,830
                                                                                                         ---------
              OIL & GAS DRILLING (0.1%)
   18,980     Atwood Oceanics, Inc.                                                                            180
   29,010     Helmerich & Payne, Inc.                                                                        2,195
   20,220     Noble Corp. plc                                                                                  126
   17,370     Rowan Companies plc "A"                                                                          309
                                                                                                         ---------
                                                                                                             2,810
                                                                                                         ---------
              OIL & GAS EQUIPMENT & SERVICES (0.2%)
   10,110     Dril-Quip, Inc.*                                                                                 572
   36,950     Schlumberger Ltd.(a)                                                                           3,105
                                                                                                         ---------
                                                                                                             3,677
                                                                                                         ---------
              OIL & GAS EXPLORATION & PRODUCTION (0.5%)
   51,750     Cabot Oil & Gas Corp.                                                                          1,145
    3,650     Cimarex Energy Co.                                                                               503
  115,350     ConocoPhillips(a)                                                                              5,597

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
    23,750    EOG Resources, Inc.                                                                        $   2,435
     9,860    PDC Energy, Inc.*                                                                                734
                                                                                                         ---------
                                                                                                            10,414
                                                                                                         ---------
              OIL & GAS REFINING & MARKETING (0.0%)
     3,850    REX American Resources Corp.*                                                                    376
                                                                                                         ---------
              Total Energy                                                                                  33,107
                                                                                                         ---------
              FINANCIALS (3.2%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.2%)
    66,370    Bank of New York Mellon Corp.                                                                  3,147
    18,060    Eaton Vance Corp.                                                                                731
    19,280    Federated Investors, Inc. "B"                                                                    530
                                                                                                         ---------
                                                                                                             4,408
                                                                                                         ---------
              CONSUMER FINANCE (0.4%)
   268,404    Synchrony Financial                                                                            9,276
                                                                                                         ---------
              DIVERSIFIED BANKS (1.2%)
   586,200    Bank of America Corp.                                                                         12,381
    76,307    Citigroup, Inc.                                                                                4,303
    97,250    JPMorgan Chase & Co.                                                                           7,796
    41,040    U.S. Bancorp                                                                                   2,036
                                                                                                         ---------
                                                                                                            26,516
                                                                                                         ---------
              FINANCIAL EXCHANGES & DATA (0.0%)
     3,470    Donnelley Financial Solutions, Inc.*                                                              66
                                                                                                         ---------
              INVESTMENT BANKING & BROKERAGE (0.0%)
    10,910    Raymond James Financial, Inc.                                                                    785
                                                                                                         ---------
              LIFE & HEALTH INSURANCE (0.0%)
     8,270    American Equity Investment Life Holding Co.                                                      172
                                                                                                         ---------
              MULTI-LINE INSURANCE (0.0%)
     2,420    American Financial Group, Inc.                                                                   199
                                                                                                         ---------
              PROPERTY & CASUALTY INSURANCE (0.6%)
    52,950    Allstate Corp.                                                                                 3,702
     4,610    AMERISAFE, Inc.                                                                                  293
    35,820    Chubb Ltd.                                                                                     4,585
     3,190    Hanover Insurance Group, Inc.                                                                    276
    16,730    Old Republic International Corp.                                                                 299
    84,300    Progressive Corp.                                                                              2,807
     9,100    Selective Insurance Group, Inc.                                                                  374
     5,010    W.R. Berkley Corp.                                                                               310
                                                                                                         ---------
                                                                                                            12,646
                                                                                                         ---------

================================================================================

14  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              REGIONAL BANKS (0.7%)
   95,690     Fifth Third Bancorp(a)                                                                     $   2,490
  418,150     KeyCorp                                                                                        7,238
   15,150     PacWest Bancorp                                                                                  777
   31,450     PNC Financial Services Group, Inc.                                                             3,477
    9,500     Prosperity Bancshares, Inc.                                                                      628
   49,230     TCF Financial Corp.                                                                              854
   10,180     Wintrust Financial Corp.                                                                         670
                                                                                                         ---------
                                                                                                            16,134
                                                                                                         ---------
              REINSURANCE (0.1%)
    1,270     Alleghany Corp.*                                                                                 721
    3,640     Everest Re Group Ltd.                                                                            766
    2,970     Reinsurance Group of America, Inc.                                                               363
                                                                                                         ---------
                                                                                                             1,850
                                                                                                         ---------
              SPECIALIZED FINANCE (0.0%)
    9,000     CME Group, Inc.(a)                                                                             1,016
                                                                                                         ---------
              THRIFTS & MORTGAGE FINANCE (0.0%)
   19,190     Astoria Financial Corp.                                                                          314
   12,590     Washington Federal, Inc.                                                                         408
                                                                                                         ---------
                                                                                                               722
                                                                                                         ---------
              Total Financials                                                                              73,790
                                                                                                         ---------
              HEALTH CARE (2.8%)
              ------------------
              BIOTECHNOLOGY (0.6%)
  117,190     AbbVie, Inc.                                                                                   7,125
    9,150     Amgen, Inc.(a)                                                                                 1,319
    2,500     Biogen, Inc.*                                                                                    735
   44,950     Gilead Sciences, Inc.                                                                          3,313
    1,170     Ligand Pharmaceuticals, Inc.*                                                                    122
    2,890     United Therapeutics Corp.*                                                                       363
                                                                                                         ---------
                                                                                                            12,977
                                                                                                         ---------
              HEALTH CARE DISTRIBUTORS (0.1%)
   12,660     McKesson Corp.                                                                                 1,820
    7,540     Owens & Minor, Inc.                                                                              256
                                                                                                         ---------
                                                                                                             2,076
                                                                                                         ---------
              HEALTH CARE EQUIPMENT (0.5%)
   74,540     Hologic, Inc.*                                                                                 2,853
    9,090     Masimo Corp.*                                                                                    563
  103,630     Medtronic plc                                                                                  7,566
                                                                                                         ---------
                                                                                                            10,982
                                                                                                         ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              HEALTH CARE FACILITIES (0.0%)
   39,480     Select Medical Holdings Corp.*                                                             $     480
    5,060     Surgical Care Affiliates, Inc.*                                                                  213
                                                                                                         ---------
                                                                                                               693
                                                                                                         ---------
              HEALTH CARE SERVICES (0.1%)
    6,430     AMN Healthcare Services, Inc.*                                                                   214
    3,520     Chemed Corp.                                                                                     525
    6,130     MEDNAX, Inc.*                                                                                    401
                                                                                                         ---------
                                                                                                             1,140
                                                                                                         ---------
              HEALTH CARE SUPPLIES (0.0%)
    6,050     Anika Therapeutics, Inc.*                                                                        282
                                                                                                         ---------
              LIFE SCIENCES TOOLS & SERVICES (0.3%)
    4,970     Cambrex Corp.*                                                                                   249
    6,950     Charles River Laboratories International, Inc.*                                                  494
   17,190     Luminex Corp.*                                                                                   349
   42,000     Thermo Fisher Scientific, Inc.                                                                 5,885
                                                                                                         ---------
                                                                                                             6,977
                                                                                                         ---------
              MANAGED HEALTH CARE (0.3%)
   46,850     UnitedHealth Group, Inc.                                                                       7,417
                                                                                                         ---------
              PHARMACEUTICALS (0.9%)
    2,350     Allergan plc*                                                                                    457
   67,290     Johnson & Johnson                                                                              7,489
   84,750     Merck & Co., Inc.                                                                              5,186
  223,432     Pfizer, Inc.                                                                                   7,181
                                                                                                         ---------
                                                                                                            20,313
                                                                                                         ---------
              Total Health Care                                                                             62,857
                                                                                                         ---------
              INDUSTRIALS (2.5%)
              AEROSPACE & DEFENSE (0.7%)
   22,800     Boeing Co.                                                                                     3,433
    2,290     Huntington Ingalls Industries, Inc.                                                              409
    2,000     Lockheed Martin Corp.(a)                                                                         531
    4,040     Moog, Inc. "A"*                                                                                  282
   89,550     Spirit AeroSystems Holdings, Inc. "A"*                                                         5,216
    3,090     Teledyne Technologies, Inc.*                                                                     386
   48,150     United Technologies Corp.(a)                                                                   5,187
                                                                                                         ---------
                                                                                                            15,444
                                                                                                         ---------
              AIR FREIGHT & LOGISTICS (0.3%)
   26,400     FedEx Corp.(a)                                                                                 5,060
   21,200     United Parcel Service, Inc. "B"                                                                2,457
                                                                                                         ---------
                                                                                                             7,517
                                                                                                         ---------

================================================================================

16  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              AIRLINES (0.3%)
   29,160     JetBlue Airways Corp.*                                                                     $     586
   71,550     Southwest Airlines Co.                                                                         3,335
   25,800     United Continental Holdings, Inc.*                                                             1,779
                                                                                                         ---------
                                                                                                             5,700
                                                                                                         ---------
              BUILDING PRODUCTS (0.1%)
   12,540     A.O. Smith Corp.                                                                                 610
   37,250     Masco Corp.                                                                                    1,179
    2,480     Universal Forest Products, Inc.                                                                  246
                                                                                                         ---------
                                                                                                             2,035
                                                                                                         ---------
              COMMERCIAL PRINTING (0.0%)
    5,590     Deluxe Corp.                                                                                     378
    3,470     LSC Communications, Inc.                                                                          72
    9,253     R.R Donnelley & Sons Co.                                                                         161
                                                                                                         ---------
                                                                                                               611
                                                                                                         ---------
              CONSTRUCTION & ENGINEERING (0.1%)
   60,180     AECOM*                                                                                         2,187
                                                                                                         ---------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.1%)
    8,510     Greenbrier Companies, Inc.                                                                       330
    7,360     Trinity Industries, Inc.                                                                         204
   28,600     Wabtec Corp.                                                                                   2,422
                                                                                                         ---------
                                                                                                             2,956
                                                                                                         ---------
              DIVERSIFIED SUPPORT SERVICES (0.0%)
    1,780     UniFirst Corp.                                                                                   252
                                                                                                         ---------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
   17,200     Eaton Corp. plc                                                                                1,144
    4,520     EnerSys                                                                                          360
                                                                                                         ---------
                                                                                                             1,504
                                                                                                         ---------
              ENVIRONMENTAL & FACILITIES SERVICES (0.0%)
    7,410     ABM Industries, Inc.                                                                             326
                                                                                                         ---------
              HEAVY ELECTRICAL EQUIPMENT (0.0%)
    4,050     AZZ, Inc.                                                                                        264
                                                                                                         ---------
              HUMAN RESOURCE & EMPLOYMENT SERVICES (0.0%)
    5,960     ManpowerGroup, Inc.                                                                              509
                                                                                                         ---------
              INDUSTRIAL CONGLOMERATES (0.7%)
   37,200     Carlisle Companies, Inc.                                                                       4,173
  276,809     General Electric Co.                                                                           8,515
   18,600     Honeywell International, Inc.(a)                                                               2,119
                                                                                                         ---------
                                                                                                            14,807
                                                                                                         ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              INDUSTRIAL MACHINERY (0.1%)
    5,150     Barnes Group, Inc.                                                                         $     238
    3,550     Crane Co.                                                                                        261
    6,990     Mueller Industries, Inc.                                                                         266
    3,940     Nordson Corp.                                                                                    420
                                                                                                         ---------
                                                                                                             1,185
                                                                                                         ---------
              MARINE (0.0%)
    9,580     Matson, Inc.                                                                                     360
                                                                                                         ---------
              TRADING COMPANIES & DISTRIBUTORS (0.0%)
    4,280     Applied Industrial Technologies, Inc.                                                            256
    4,520     GATX Corp.                                                                                       247
                                                                                                         ---------
                                                                                                               503
                                                                                                         ---------
              Total Industrials                                                                             56,160
                                                                                                         ---------
              INFORMATION TECHNOLOGY (4.6%)
              -----------------------------
              APPLICATION SOFTWARE (0.1%)
    5,620     Ebix, Inc.                                                                                       335
    3,000     MicroStrategy, Inc. "A"*                                                                         582
   12,720     Synopsys, Inc.*                                                                                  769
                                                                                                         ---------
                                                                                                             1,686
                                                                                                         ---------
              COMMUNICATIONS EQUIPMENT (0.5%)
  343,117     Cisco Systems, Inc.                                                                           10,232
    3,600     Plantronics, Inc.                                                                                186
                                                                                                         ---------
                                                                                                            10,418
                                                                                                         ---------
              DATA PROCESSING & OUTSOURCED SERVICES (0.6%)
    8,730     Broadridge Financial Solutions, Inc.                                                             565
   14,060     Convergys Corp.                                                                                  364
    3,880     CSG Systems International, Inc.                                                                  173
    2,720     DST Systems, Inc.                                                                                281
    8,700     Jack Henry & Associates, Inc.                                                                    752
   26,550     MasterCard, Inc. "A"                                                                           2,713
    8,410     Sykes Enterprises, Inc.*                                                                         237
  121,500     Visa, Inc. "A"                                                                                 9,394
                                                                                                         ---------
                                                                                                            14,479
                                                                                                         ---------
              ELECTRONIC COMPONENTS (0.0%)
    5,390     Belden, Inc.                                                                                     398
    2,380     Littelfuse, Inc.                                                                                 347
                                                                                                         ---------
                                                                                                               745
                                                                                                         ---------

================================================================================

18  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
    8,360     Keysight Technologies, Inc.*                                                               $     308
                                                                                                         ---------
              ELECTRONIC MANUFACTURING SERVICES (0.0%)
    5,660     Methode Electronics, Inc.                                                                        209
    6,030     Plexus Corp.*                                                                                    308
                                                                                                         ---------
                                                                                                               517
                                                                                                         ---------
              INTERNET SOFTWARE & SERVICES (0.8%)
   18,110     Alphabet, Inc. "A"*                                                                           14,051
   39,100     Facebook, Inc. "A"*                                                                            4,630
    2,580     J2 Global, Inc.                                                                                  190
                                                                                                         ---------
                                                                                                            18,871
                                                                                                         ---------
              SEMICONDUCTOR EQUIPMENT (0.3%)
   69,900     Applied Materials, Inc.(a)                                                                     2,251
    4,260     Cabot Microelectronics Corp.                                                                     254
   28,300     Lam Research Corp.                                                                             3,000
    5,420     MKS Instruments, Inc.                                                                            312
    6,790     Tessera Technologies, Inc.                                                                       269
                                                                                                         ---------
                                                                                                             6,086
                                                                                                         ---------
              SEMICONDUCTORS (0.4%)
   25,870     Intel Corp.                                                                                      898
   56,280     Maxim Integrated Products, Inc.                                                                2,210
   37,000     QUALCOMM, Inc.                                                                                 2,521
   32,900     Texas Instruments, Inc.                                                                        2,432
                                                                                                         ---------
                                                                                                             8,061
                                                                                                         ---------
              SYSTEMS SOFTWARE (0.9%)
  230,830     Microsoft Corp.                                                                               13,910
  187,950     Oracle Corp.                                                                                   7,554
                                                                                                         ---------
                                                                                                            21,464
                                                                                                         ---------
              TECHNOLOGY DISTRIBUTORS (0.1%)
    6,670     Arrow Electronics, Inc.*                                                                         456
   10,820     Ingram Micro, Inc. "A"                                                                           405
    2,910     SYNNEX Corp.                                                                                     340
    2,240     Tech Data Corp.*                                                                                 190
                                                                                                         ---------
                                                                                                             1,391
                                                                                                         ---------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.9%)
  113,490     Apple, Inc.                                                                                   12,543
   63,550     Hewlett Packard Enterprise Co.                                                                 1,512

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
  250,000     HP, Inc.                                                                                   $   3,850
   32,150     Western Digital Corp.                                                                          2,047
                                                                                                         ---------
                                                                                                            19,952
                                                                                                         ---------
              Total Information Technology                                                                 103,978
                                                                                                         ---------
              MATERIALS (0.5%)
              ----------------
              DIVERSIFIED CHEMICALS (0.2%)
   67,900     Dow Chemical Co.(a)                                                                            3,783
                                                                                                         ---------
              DIVERSIFIED METALS & MINING (0.0%)
   43,000     Freeport-McMoRan, Inc.*                                                                          660
                                                                                                         ---------
              METAL & GLASS CONTAINERS (0.0%)
    3,320     AptarGroup, Inc.                                                                                 243
                                                                                                         ---------
              PAPER PACKAGING (0.1%)
    3,770     Bemis Co., Inc.                                                                                  189
    5,260     Packaging Corp. of America                                                                       446
    4,790     Sonoco Products Co.                                                                              259
                                                                                                         ---------
                                                                                                               894
                                                                                                         ---------
              PAPER PRODUCTS (0.0%)
   19,860     KapStone Paper & Packaging Corp.                                                                 406
                                                                                                         ---------
              SPECIALTY CHEMICALS (0.1%)
    8,200     Ecolab, Inc.(a)                                                                                  957
    3,890     Innospec, Inc.                                                                                   256
   19,180     RPM International, Inc.                                                                        1,015
    4,280     Stepan Co.                                                                                       347
    4,250     Valspar Corp.                                                                                    434
                                                                                                         ---------
                                                                                                             3,009
                                                                                                         ---------
              STEEL (0.1%)
    7,680     Reliance Steel & Aluminum Co.                                                                    623
    7,720     Worthington Industries, Inc.                                                                     434
                                                                                                         ---------
                                                                                                             1,057
                                                                                                         ---------
              Total Materials                                                                               10,052
                                                                                                         ---------
              TELECOMMUNICATION SERVICES (0.5%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.5%)
  192,100     AT&T, Inc.(a)                                                                                  7,421
   10,510     Consolidated Communications Holdings, Inc.                                                       300
   59,955     Verizon Communications, Inc.(a)                                                                2,992
                                                                                                         ---------
                                                                                                            10,713
                                                                                                         ---------
              Total Telecommunication Services                                                              10,713
                                                                                                         ---------

================================================================================

20  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              UTILITIES (0.7%)
              ----------------
              ELECTRIC UTILITIES (0.6%)
   11,570     ALLETE, Inc.                                                                               $     715
   55,500     American Electric Power Co., Inc.                                                              3,277
   50,250     Duke Energy Corp.(a)                                                                           3,707
   49,900     Edison International                                                                           3,432
   19,300     NextEra Energy, Inc.                                                                           2,205
   35,750     PPL Corp.(a)                                                                                   1,196
                                                                                                         ---------
                                                                                                            14,532
                                                                                                         ---------
              GAS UTILITIES (0.0%)
    3,110     Spire, Inc.                                                                                      201
    7,820     UGI Corp.                                                                                        350
                                                                                                         ---------
                                                                                                               551
                                                                                                         ---------
              MULTI-UTILITIES (0.1%)
    6,770     Avista Corp.                                                                                     274
   11,000     NorthWestern Corp.                                                                               617
    8,000     Sempra Energy                                                                                    798
                                                                                                         ---------
                                                                                                             1,689
                                                                                                         ---------
              Total Utilities                                                                               16,772
                                                                                                         ---------
              Total Common Stocks (cost: $381,838)                                                         449,009
                                                                                                         ---------
              PREFERRED STOCKS (1.3%)

              CONSUMER STAPLES (0.4%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.4%)
   90,000     Dairy Farmers of America, Inc., 7.88%, cumulative redeemable, perpetual(b)                     9,380
                                                                                                         ---------
              ENERGY (0.3%)
              -------------
              OIL & GAS EXPLORATION & PRODUCTION (0.2%)
    8,600     Chesapeake Energy Corp., 5.75%, perpetual*(b)                                                  4,644
                                                                                                         ---------
              OIL & GAS STORAGE & TRANSPORTATION (0.1%)
    2,000     Kinder Morgan G.P., Inc., 4.81%, cumulative redeemable(b)                                      1,793
                                                                                                         ---------
              Total Energy                                                                                   6,437
                                                                                                         ---------
              FINANCIALS (0.4%)
              -----------------
              LIFE & HEALTH INSURANCE (0.4%)
  381,253     Delphi Financial Group, Inc., 7.38%, cumulative redeemable                                     8,435
                                                                                                         ---------
              REINSURANCE (0.0%)
    3,000     American Overseas Group Ltd., 7.50%, non-cumulative*(c),(d)                                      600
                                                                                                         ---------
              Total Financials                                                                               9,035
                                                                                                         ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              TELECOMMUNICATION SERVICES (0.2%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
  200,000     Qwest Corp., 6.50%                                                                         $   4,755
                                                                                                         ---------
              Total Preferred Stocks (cost: $34,082)                                                        29,607
                                                                                                         ---------
              EXCHANGE-TRADED FUNDS (3.7%)
   17,200     SPDR S&P 500 ETF Trust                                                                         3,790
  276,400     Vanguard Mid-Cap ETF                                                                          36,308
  149,900     Vanguard Small-Cap Value ETF                                                                  17,748
  229,590     Vanguard Total Stock Market ETF(a)                                                            26,123
                                                                                                         ---------
              Total Exchange-Traded Funds (cost: $73,340)                                                   83,969
                                                                                                         ---------
              Total U.S. Equity Securities (cost: $489,260)                                                562,585
                                                                                                         ---------

              INTERNATIONAL EQUITY SECURITIES (26.6%)

              COMMON STOCKS (0.7%)

              CONSUMER DISCRETIONARY (0.3%)
              -----------------------------
              AUTO PARTS & EQUIPMENT (0.3%)
   39,150     Delphi Automotive plc                                                                          2,506
  109,100     Magna International, Inc.                                                                      4,413
                                                                                                         ---------
                                                                                                             6,919
                                                                                                         ---------
              Total Consumer Discretionary                                                                   6,919
                                                                                                         ---------
              ENERGY (0.1%)
              -------------
              INTEGRATED OIL & GAS (0.1%)
   30,750     TOTAL S.A. ADR                                                                                 1,466
                                                                                                         ---------
              FINANCIALS (0.1%)
              -----------------
              PROPERTY & CASUALTY INSURANCE (0.1%)
   94,700     XL Group Ltd.                                                                                  3,421
                                                                                                         ---------
              INFORMATION TECHNOLOGY (0.1%)
              -----------------------------
              SEMICONDUCTORS (0.1%)
    7,800     Broadcom Ltd.                                                                                  1,330
   11,200     NXP Semiconductors N.V.*                                                                       1,110
                                                                                                         ---------
                                                                                                             2,440
                                                                                                         ---------
              Total Information Technology                                                                   2,440
                                                                                                         ---------
              TELECOMMUNICATION SERVICES (0.1%)
              ---------------------------------
              WIRELESS TELECOMMUNICATION SERVICES (0.1%)
  100,900     Vodafone Group plc ADR                                                                         2,466
                                                                                                         ---------
              Total Common Stocks (cost: $17,344)                                                           16,712
                                                                                                         ---------

================================================================================

22  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              EXCHANGE-TRADED FUNDS (25.9%)
2,389,075     iShares Core MSCI EAFE ETF                                                                 $ 126,286
1,412,786     iShares Core MSCI Emerging Markets ETF                                                        61,131
2,434,900     iShares Currency Hedged MSCI EAFE ETF                                                         61,907
  468,200     iShares Edge MSCI Min Vol EAFE ETF                                                            29,038
  263,500     iShares Edge MSCI Min Vol Emerging Markets ETF                                                13,233
  465,600     iShares MSCI Pacific ex Japan ETF                                                             19,113
  350,100     PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio                                     12,814
1,116,600     PowerShares FTSE RAFI Emerging Markets Portfolio                                              20,233
  100,000     Schwab Fundamental Emerging Markets Large Co. Index ETF                                        2,401
1,751,700     Schwab Fundamental International Large Co. Index ETF                                          43,547
  107,983     SPDR S&P Emerging Markets SmallCap ETF                                                         4,446
  375,430     Vanguard FTSE All-World ex-US ETF(a)                                                          16,410
2,804,400     Vanguard FTSE Developed Markets ETF                                                          100,846
  953,870     Vanguard FTSE Emerging Markets ETF(a)                                                         34,549
  383,000     Vanguard FTSE Europe ETF                                                                      17,584
  182,288     WisdomTree Emerging Markets SmallCap Dividend Fund                                             7,142
  693,900     WisdomTree India Earnings Fund                                                                14,045
                                                                                                         ---------
              Total Exchange-Traded Funds (cost: $585,643)                                                 584,725
                                                                                                         ---------
              Total International Equity Securities (cost: $602,987)                                       601,437
                                                                                                         ---------

              PRECIOUS METALS AND COMMODITY-RELATED

              SECURITIES (2.1%)

              GOLD (0.4%)

              AFRICAN GOLD COMPANIES (0.0%)
   30,000     AngloGold Ashanti Ltd. ADR*                                                                      328
   74,000     Gold Fields Ltd. ADR                                                                             227
                                                                                                         ---------
                                                                                                               555
                                                                                                         ---------
              AUSTRALIAN GOLD COMPANIES (0.0%)
   25,000     Newcrest Mining Ltd.(e)                                                                          355
                                                                                                         ---------
              EUROPEAN GOLD COMPANIES (0.0%)
    6,700     Randgold Resources Ltd. ADR                                                                      482
                                                                                                         ---------
              NORTH AMERICAN GOLD COMPANIES (0.4%)
   12,200     Agnico-Eagle Mines Ltd.                                                                          501
   80,395     Alamos Gold, Inc. "A"                                                                            512
   35,351     AuRico Metals, Inc.*                                                                              26
  165,000     B2Gold Corp.*                                                                                    399
   23,000     Barrick Gold Corp.                                                                               345
   88,000     Centerra Gold, Inc.                                                                              455
  227,400     Dundee Precious Metals, Inc.*                                                                    347
  151,000     Eldorado Gold Corp.*                                                                             414

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
   36,000     Goldcorp, Inc.                                                                             $     475
  196,721     Hycroft Mining Corp.*(c),(d)                                                                     197
  120,000     Kinross Gold Corp.*                                                                              395
  110,000     New Gold, Inc.*                                                                                  394
   44,200     Newmont Mining Corp.                                                                           1,434
  161,400     Primero Mining Corp.*                                                                            142
    8,800     Royal Gold, Inc.                                                                                 613
   77,884     SEMAFO, Inc.*                                                                                    237
   45,000     Tahoe Resources, Inc.                                                                            432
  113,000     Yamana Gold, Inc.                                                                                338
                                                                                                         ---------
                                                                                                             7,656
                                                                                                         ---------
              SOUTH AMERICAN GOLD COMPANIES (0.0%)
   44,000     Compania de Minas Buenaventura S.A. ADR                                                          491
                                                                                                         ---------
              Total Gold (cost: $18,058)                                                                     9,539
                                                                                                         ---------

              SILVER (0.1%)
   25,000     Pan American Silver Corp.                                                                        421
   25,000     Silver Wheaton Corp.                                                                             456
                                                                                                         ---------
              Total Silver (cost: $748)                                                                        877
                                                                                                         ---------
              EXCHANGE-TRADED FUNDS (1.6%)
  224,000     First Trust Global Tactical Commodity Strategy Fund*                                           4,576
  297,334     iShares Silver Trust*                                                                          4,656
  256,100     PowerShares DB Commodity Index Tracking Fund*                                                  3,895
  471,000     United States Commodity Index Fund*                                                           19,622
  191,620     VanEck Vectors Gold Miners ETF(a)                                                              3,992
                                                                                                         ---------
              Total Exchange-Traded Funds (cost: $41,837)                                                   36,741
                                                                                                         ---------
              Total Precious Metals and Commodity-Related Securities (cost: $60,643)                        47,157
                                                                                                         ---------

              GLOBAL REAL ESTATE EQUITY SECURITIES (1.1%)
              COMMON STOCKS (0.6%)

              REAL ESTATE SERVICES (0.0%)
    4,840     Jones Lang LaSalle, Inc.                                                                         490
                                                                                                         ---------
              REITs - DIVERSIFIED (0.0%)
    4,520     PS Business Parks, Inc.                                                                          505
                                                                                                         ---------
              REITs - HEALTH CARE (0.0%)
   26,700     Medical Properties Trust, Inc.                                                                   318
                                                                                                         ---------

================================================================================

24  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              REITs - HOTEL & RESORT (0.0%)
   13,110     Hospitality Properties Trust                                                               $     380
   35,070     Summit Hotel Properties, Inc.                                                                    499
                                                                                                         ---------
                                                                                                               879
                                                                                                         ---------
              REITs - INDUSTRIAL (0.0%)
    6,800     EastGroup Properties, Inc.                                                                       464
                                                                                                         ---------
              REITs - MORTGAGE (0.3%)
  316,010     Annaly Capital Management, Inc.                                                                3,230
   26,190     Capstead Mortgage Corp.                                                                          271
  237,300     Two Harbors Investment Corp.                                                                   2,057
                                                                                                         ---------
                                                                                                             5,558
                                                                                                         ---------
              REITs - OFFICE (0.1%)
    5,600     Boston Properties, Inc.(a)                                                                       694
   16,720     Corporate Office Properties Trust                                                                479
    7,250     Highwoods Properties, Inc.                                                                       348
    5,750     Kilroy Realty Corp.                                                                              416
                                                                                                         ---------
                                                                                                             1,937
                                                                                                         ---------
              REITs - RETAIL (0.1%)
    7,800     Simon Property Group, Inc.(a)                                                                  1,401
   20,600     Urstadt Biddle Properties, Inc. "A"                                                              467
                                                                                                         ---------
                                                                                                             1,868
                                                                                                         ---------
              REITs - SPECIALIZED (0.1%)
    7,500     Lamar Advertising Co. "A"                                                                        497
    3,100     Public Storage                                                                                   649
                                                                                                         ---------
                                                                                                             1,146
                                                                                                         ---------
              Total Common Stocks (cost: $13,410)                                                           13,165
                                                                                                         ---------
              PREFERRED STOCKS (0.1%)

              REITs - MORTGAGE (0.1%)
   60,000     Arbor Realty Trust, Inc., 7.38% (cost: $1,500)                                                 1,525
                                                                                                         ---------
              EXCHANGE-TRADED FUNDS (0.4%)
   95,700     Vanguard REIT ETF (cost: $7,600)                                                               7,693
                                                                                                         ---------
              Total Global Real Estate Equity Securities (cost: $22,510)                                    22,383
                                                                                                         ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)         SECURITY                                                     RATE            MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
              BONDS (41.3%)

              CORPORATE OBLIGATIONS (8.3%)

              CONSUMER STAPLES (0.1%)
              -----------------------
              FOOD RETAIL (0.1%)
$   2,100     BI-LO, LLC & BI-LO Finance Corp.(b)                          9.25%          2/15/2019      $   1,680
                                                                                                         ---------
              ENERGY (0.9%)
              -------------
              OIL & GAS DRILLING (0.0%)
    3,683     Schahin II Finance Co. SPV Ltd.(b),(f)                       5.88           9/25/2023            497
                                                                                                         ---------
              OIL & GAS STORAGE & TRANSPORTATION (0.9%)
    1,300     Enbridge Energy Partners, LP                                 7.38          10/15/2045          1,591
   13,030     Energy Transfer Partners, LP                                 3.90(g)       11/01/2066         10,033
    7,980     Enterprise Products Operating, LLC                           7.00(g)        6/01/2067          6,783
    2,352     Southern Union Co.                                           3.90(g)       11/01/2066          1,793
                                                                                                         ---------
                                                                                                            20,200
                                                                                                         ---------
              Total Energy                                                                                  20,697
                                                                                                         ---------
              FINANCIALS (5.7%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.5%)
    2,600     Ares Capital Corp.                                           3.63           1/19/2022          2,538
    9,200     Prospect Capital Corp.                                       5.00           7/15/2019          9,274
                                                                                                         ---------
                                                                                                            11,812
                                                                                                         ---------
              LIFE & HEALTH INSURANCE (1.2%)
    9,342     Lincoln National Corp.                                       3.26(g)        5/17/2066          7,462
    1,000     Lincoln National Corp.                                       6.05(g)        4/20/2067            772
    7,800     Prudential Financial, Inc.                                   5.63           6/15/2043          8,102
    2,135     Prudential Financial, Inc.                                   5.20           3/15/2044          2,130
   10,935     StanCorp Financial Group, Inc.                               6.90(g)        6/01/2067          8,732
                                                                                                         ---------
                                                                                                            27,198
                                                                                                         ---------
              MULTI-LINE INSURANCE (0.8%)
    9,955     Glen Meadow Pass-Through Trust(b)                            6.51(g)        2/12/2067          7,665
   10,510     Nationwide Mutual Insurance Co.(b)                           3.14(g)       12/15/2024         10,369
                                                                                                         ---------
                                                                                                            18,034
                                                                                                         ---------
              MULTI-SECTOR HOLDINGS (0.2%)
    5,325     BNSF Funding Trust I                                         6.61          12/15/2055          6,130
                                                                                                         ---------
              PROPERTY & CASUALTY INSURANCE (1.8%)
    7,800     Allstate Corp.                                               5.75           8/15/2053          8,195
   10,000     AmTrust Financial Services, Inc.                             6.13           8/15/2023         10,174
   11,050     HSB Group, Inc.                                              1.79(g)        7/15/2027          8,264

================================================================================

26  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)         SECURITY                                                     RATE            MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
$   8,715     Oil Insurance Ltd.(b)                                        3.82%(g)               -(h)   $   6,972
    6,500     Travelers Companies, Inc.                                    6.25(g)        3/15/2067          6,467
                                                                                                         ---------
                                                                                                            40,072
                                                                                                         ---------
              REGIONAL BANKS (1.0%)
    1,000     Allfirst Preferred Capital Trust                             2.38(g)        7/15/2029            886
    2,000     Compass Bank                                                 6.40          10/01/2017          2,066
    2,200     Compass Bank                                                 3.88           4/10/2025          2,089
    8,000     Cullen/Frost Capital Trust II                                2.39(g)        3/01/2034          6,931
    4,000     First Maryland Capital Trust I                               1.88(g)        1/15/2027          3,555
    2,000     Huntington Capital Trust II "B"                              1.48(g)        6/15/2028          1,647
    5,039     Manufacturers & Traders Trust Co.                            5.63(g)       12/01/2021          4,947
                                                                                                         ---------
                                                                                                            22,121
                                                                                                         ---------
              REINSURANCE (0.2%)
    4,000     Alterra USA Holdings Ltd.(b)                                 7.20           4/14/2017          4,065
                                                                                                         ---------
              Total Financials                                                                             129,432
                                                                                                         ---------
              HEALTH CARE (0.2%)
              ------------------
              HEALTH CARE FACILITIES (0.2%)
    2,300     Community Health Systems, Inc.                               6.88           2/01/2022          1,545
    2,500     HCA, Inc.                                                    4.50           2/15/2027          2,363
                                                                                                         ---------
                                                                                                             3,908
                                                                                                         ---------
              Total Health Care                                                                              3,908
                                                                                                         ---------
              INDUSTRIALS (0.1%)
              ------------------
              AIRLINES (0.0%)
      588     America West Airlines, Inc. Pass-Through Trust (INS)         7.93           7/02/2020            625
                                                                                                         ---------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
      800     Artesyn Embedded Technologies, Inc.(b)                       9.75          10/15/2020            717
                                                                                                         ---------
              Total Industrials                                                                              1,342
                                                                                                         ---------
              REAL ESTATE (0.1%)
              ------------------
              REAL ESTATE DEVELOPMENT (0.1%)
    1,000     Crescent Communities, LLC(b)                                 8.88          10/15/2021            995
                                                                                                         ---------
              REITs - HEALTH CARE (0.0%)
    1,000     Care Capital Properties, LP(b)                               5.13           8/15/2026            964
                                                                                                         ---------
              Total Real Estate                                                                              1,959
                                                                                                         ---------
              UTILITIES (1.2%)
              ----------------
              ELECTRIC UTILITIES (0.8%)
    6,085     NextEra Energy Capital Holdings, Inc.                        2.91(g)       10/01/2066          5,203
    7,000     NextEra Energy Capital Holdings, Inc.                        6.65           6/15/2067          6,177

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)         SECURITY                                                     RATE            MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
$     500     NextEra Energy Capital Holdings, Inc.                        7.30%          9/01/2067      $     499
    7,400     PPL Capital Funding, Inc.                                    6.70(g)        3/30/2067          6,530
                                                                                                         ---------
                                                                                                            18,409
                                                                                                         ---------
              MULTI-UTILITIES (0.4%)
   10,500     WEC Energy Group, Inc.                                       6.25(g)        5/15/2067          9,188
                                                                                                         ---------
              Total Utilities                                                                               27,597
                                                                                                         ---------
              Total Corporate Obligations (cost: $186,141)                                                 186,615
                                                                                                         ---------
              CONVERTIBLE SECURITIES (0.1%)

              MATERIALS (0.1%)
              ----------------
              GOLD (0.1%)
      782     Hycroft Mining Corp.(i) (cost: $756)                        15.00          10/22/2020          1,232
                                                                                                         ---------
              EURODOLLAR AND YANKEE OBLIGATIONS (0.9%)

              ENERGY (0.4%)
              -------------
              OIL & GAS STORAGE & TRANSPORTATION (0.4%)
    9,650     TransCanada PipeLines Ltd.                                   6.35(g)        5/15/2067          7,575
    1,400     TransCanada Trust                                            5.63           5/20/2075          1,408
                                                                                                         ---------
                                                                                                             8,983
                                                                                                         ---------
              Total Energy                                                                                   8,983
                                                                                                         ---------
              FINANCIALS (0.3%)
              -----------------
              PROPERTY & CASUALTY INSURANCE (0.3%)
    5,650     QBE Capital Funding III Ltd.(b)                              7.25           5/24/2041          6,264
                                                                                                         ---------
              MATERIALS (0.2%)
              -----------------
              GOLD (0.2%)
    5,000     Newcrest Finance Property Ltd.(b)                            4.45          11/15/2021          5,178
                                                                                                         ---------
              UTILITIES (0.0%)
              ----------------
              ELECTRIC UTILITIES (0.0%)
    1,000     AusNet Electricity Services Proprietary Ltd. (INS)(b)        7.25          12/01/2016          1,000
                                                                                                         ---------
              Total Eurodollar and Yankee Obligations (cost: $21,806)                                       21,425
                                                                                                         ---------

              ASSET-BACKED SECURITIES (0.3%)

              FINANCIALS (0.3%)
              -----------------
              ASSET-BACKED FINANCING (0.3%)
    1,600     Navient Student Loan Trust                                   2.08(g)        8/25/2050          1,382
    3,000     SLC Student Loan Trust                                       1.33(g)        7/15/2036          2,678

================================================================================

28  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)         SECURITY                                                     RATE            MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
$   2,544     SLM Student Loan Trust                                       1.10%(g)       1/25/2041      $   2,175
    1,005     SLM Student Loan Trust                                       1.43(g)       10/25/2065            886
                                                                                                         ---------
                                                                                                             7,121
                                                                                                         ---------
              Total Financials                                                                               7,121
                                                                                                         ---------
              Total Asset-Backed Securities (cost: $6,717)                                                   7,121
                                                                                                         ---------

              COLLATERALIZED MORTGAGE OBLIGATIONS (0.1%)

              FINANCIALS (0.1%)
              -----------------
      976     Sequoia Mortgage Trust                                       1.46(g)        9/20/2033            869
      879     Wells Fargo Mortgage Backed Securities Trust                 3.00(g)        4/25/2035            833
                                                                                                         ---------
              Total Financials                                                                               1,702
                                                                                                         ---------
              Total Collateralized Mortgage Obligations (cost: $1,785)                                       1,702
                                                                                                         ---------

              COMMERCIAL MORTGAGE SECURITIES (3.6%)

              FINANCIALS (3.6%)
              -----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (3.4%)
   10,000     Banc of America Commercial Mortgage, Inc.                    6.00           7/10/2044          7,720
    1,048     Banc of America Commercial Mortgage, Inc.                    5.85           5/10/2045          1,047
    3,500     Banc of America Commercial Mortgage, Inc.                    6.48           2/10/2051          3,492
    3,000     Bear Stearns Commercial Mortgage Securities, Inc.(b)         5.66           9/11/2041          2,924
    1,000     Citigroup Commercial Mortgage Trust                          6.00          12/10/2049            700
   10,000     Commercial Mortgage Loan Trust                               5.95           7/10/2038          9,229
    5,637     Commercial Mortgage Loan Trust                               6.30          12/10/2049          3,586
    1,350     Commercial Mortgage Trust                                    5.38          12/10/2046          1,340
    2,000     Commercial Mortgage Trust(b)                                 5.54          12/11/2049          2,013
   16,400     Credit Suisse Commercial Mortgage
                Pass-Through Trust                                         0.74           2/15/2040         16,253
    6,900     FREMF Mortgage Trust(b)                                      3.00           8/25/2045          7,047
    1,350     GE Capital Commercial Mortgage Corp.                         5.00          11/10/2045          1,292
    2,030     GE Capital Commercial Mortgage Corp.                         5.61          12/10/2049          2,021
      578     GMAC Commercial Mortgage Securities, Inc.                    4.97          12/10/2041            588
    1,000     GMAC Commercial Mortgage Securities, Inc.                    4.98          12/10/2041          1,017
      744     J.P. Morgan Chase Commercial
                Mortgage Securities Corp.                                  5.72          12/15/2044            743
    3,675     J.P. Morgan Chase Commercial
                Mortgage Securities Corp.                                  6.11           4/17/2045          2,898
    5,000     J.P. Morgan Chase Commercial
                Mortgage Securities Corp.                                  5.37           5/15/2047          4,998
      697     Merrill Lynch Mortgage Trust                                 5.78           7/12/2038            696
    3,000     ML-CFC Commercial Mortgage Trust                             5.42           8/12/2048          3,008

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)         SECURITY                                                     RATE            MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
$   3,000     ML-CFC Commercial Mortgage Trust                             6.07%          8/12/2049      $   3,002
    1,000     Morgan Stanley Capital I Trust                               5.59           3/12/2044            913
                                                                                                         ---------
                                                                                                            76,527
                                                                                                         ---------
              INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.2%)
   25,856     CSAIL Commercial Mortgage Trust(c)                           1.00           1/15/2049          2,962
   21,648     UBS Commercial Mortgage Trust(b),(c)                         2.27           5/10/2045          1,966
                                                                                                         ---------
                                                                                                             4,928
                                                                                                         ---------
              Total Financials                                                                              81,455
                                                                                                         ---------
              Total Commercial Mortgage Securities (cost: $83,423)                                          81,455
                                                                                                         ---------

              U.S. GOVERNMENT AGENCY ISSUES (4.9%)(j)

              COMMERCIAL MORTGAGE-BACKED SECURITIES (1.5%)
    3,750     Fannie Mae(+)                                                2.15           1/25/2023          3,703
   14,000     Freddie Mac(+)                                               3.00          12/25/2025         14,283
    8,000     Freddie Mac(+)                                               3.51           4/25/2030          8,297
    8,400     Freddie Mac(+)                                               3.33           5/25/2025          8,800
                                                                                                         ---------
                                                                                                            35,083
                                                                                                         ---------
              MORTGAGE-BACKED PASS-THROUGH SECURITIES (3.4%)
   14,704     Freddie Mac(+)                                               3.00           4/01/2046         14,656
   34,987     Freddie Mac(+)                                               3.00           6/01/2046         34,873
    4,914     Freddie Mac(+)                                               3.00           8/01/2046          4,897
   21,412     Freddie Mac(+)                                               3.50           4/01/2046         21,996
        9     Government National Mortgage Assn. I                         6.50           4/15/2024             10
        1     Government National Mortgage Assn. I                         7.50           3/15/2017              1
                                                                                                         ---------
                                                                                                            76,433
                                                                                                         ---------
              Total U.S. Government Agency Issues (cost: $113,650)                                         111,516
                                                                                                         ---------

              U.S. TREASURY SECURITIES (11.3%)

              BONDS (6.5%)
   72,700     3.13%, 8/15/2044                                                                              74,253
   11,520     3.18%, 8/15/2044 (STRIPS Principal)(k)                                                         4,893
   13,000     3.00%, 11/15/2044                                                                             12,957
   55,500     3.00%, 5/15/2045                                                                              55,230
                                                                                                         ---------
                                                                                                           147,333
                                                                                                         ---------
              NOTES (4.8%)
   39,000     1.13%, 2/28/2021(o)                                                                           37,995
   19,000     1.63%, 4/30/2023                                                                              18,421
    1,000     2.38%, 8/15/2024                                                                               1,008

================================================================================

30  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                                                       VALUE
(000)         SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
$   5,000     2.25%, 11/15/2025                                                                          $   4,957
   48,000     1.63%, 2/15/2026                                                                              45,047
                                                                                                         ---------
                                                                                                           107,428
                                                                                                         ---------
              Total U.S. Treasury Securities (cost: $255,917)                                              254,761
                                                                                                         ---------

------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
------------------------------------------------------------------------------------------------------------------
              EXCHANGE-TRADED FUNDS (11.8%)
  189,540     iShares 20+ Year Treasury Bond ETF(a)                                                         22,790
  248,600     iShares Core U.S. Aggregate Bond ETF(a)                                                       26,908
  356,400     iShares iBoxx $High Yield Corporate Bond ETF                                                  30,526
  846,400     PowerShares Fundamental High Yield Corporate Bond Portfolio                                   15,726
  554,000     Vanguard Mortgage-Backed Securities ETF                                                       29,174
1,549,500     Vanguard Short-Term Corporate Bond ETF                                                       123,061
  234,500     Vanguard Total Bond Market ETF                                                                18,969
                                                                                                         ---------
              Total Exchange-Traded Funds (cost: $271,126)                                                 267,154
                                                                                                         ---------
              Total Bonds (cost: $941,321)                                                                 932,981
                                                                                                         ---------

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    COUPON
(000)                                                                      RATE            MATURITY
------------------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (4.0%)

              COMMERCIAL PAPER (0.7%)

              ENERGY (0.2%)
              -------------
              OIL & GAS REFINING & MARKETING (0.2%)
$   6,000     Koch Resources, LLC(b),(l)                                   0.47%         12/06/2016          5,999
                                                                                                         ---------
              FINANCIALS (0.5%)
              -----------------
              FINANCIAL EXCHANGES & DATA (0.5%)
    5,000     Intercontinental Exchange, Inc.(b),(l)                       0.50          12/28/2016          4,998
    6,000     Intercontinental Exchange, Inc.(b),(l)                       0.44          12/08/2016          6,000
                                                                                                         ---------
                                                                                                            10,998
                                                                                                         ---------
              Total Financials                                                                              10,998
                                                                                                         ---------
              Total Commercial Paper                                                                        16,997
                                                                                                         ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (3.3%)
73,970,794    State Street Institutional Treasury Money
                Market Fund Premier Class, 0.25%(a),(m)                                                 $   73,971
                                                                                                        ----------
              Total Money Market Instruments (cost: $90,968)                                                90,968
                                                                                                        ----------

              TOTAL INVESTMENTS (COST: $2,207,689)                                                      $2,257,511
                                                                                                        ==========

------------------------------------------------------------------------------------------------------------------
                                                                                                        UNREALIZED
                                                                                                     APPRECIATION/
NUMBER OF                                                            EXPIRATION       CONTRACT       (DEPRECIATION)
CONTRACTS                                                               DATE         VALUE (000)              (000)
------------------------------------------------------------------------------------------------------------------
              FUTURES(n)

              LONG FUTURES

              EQUITY CONTRACTS
     811      E-mini S&P 500                                         12/16/2016        $ 89,161         $    3,022
     103      Mini MSCI EAFE                                         12/16/2016           8,421               (356)
     409      Mini MSCI Emerging Markets Index                       12/16/2016          17,648               (602)
                                                                                       --------         ----------
                                                                                        115,230              2,064
                                                                                       --------         ----------
                                                                                       $115,230         $    2,064
                                                                                       --------         ----------
              TOTAL LONG FUTURES

              SHORT FUTURES

              INTEREST RATE CONTRACTS
    (315)     U.S. Treasury Bond                                      3/22/2017        $(47,653)        $     (219)
                                                                                       --------         ----------
              EQUITY CONTRACTS
    (169)     Russell 2000 Mini                                      12/16/2016         (22,347)              (396)
                                                                                       --------         ----------
              TOTAL SHORT FUTURES                                                      $(70,000)        $     (615)
                                                                                       --------         ----------
              TOTAL FUTURES                                                            $ 45,230         $    1,449
                                                                                       ========         ==========

================================================================================

32  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                        VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                        LEVEL 1              LEVEL 2              LEVEL 3              TOTAL
------------------------------------------------------------------------------------------------------------------
U.S. Equity Securities:
  Common Stocks                            $  449,009            $       -            $       -         $  449,009
  Preferred Stocks                                  -               29,007                  600             29,607
  Exchange-Traded Funds                        83,969                    -                    -             83,969

International Equity Securities:
  Common Stocks                                16,712                    -                    -             16,712
  Exchange-Traded Funds                       584,725                    -                    -            584,725

Precious Metals and Commodity-
  Related Securities:
  Common Stocks                                 9,864                  355                  197             10,416
  Exchange-Traded Funds                        36,741                    -                    -             36,741

Global Real Estate Equity Securities:
  Common Stocks                                13,165                    -                    -             13,165
  Preferred Stocks                                  -                1,525                    -              1,525
  Exchange-Traded Funds                         7,693                    -                    -              7,693

Bonds:
  Corporate Obligations                             -              186,615                    -            186,615
  Convertible Securities                            -                1,232                    -              1,232
  Eurodollar and Yankee Obligations                 -               21,425                    -             21,425
  Asset-Backed Securities                           -                7,121                    -              7,121
  Collateralized Mortgage Obligations               -                1,702                    -              1,702
  Commercial Mortgage Securities                    -               81,455                    -             81,455
  U.S. Government Agency Issues                     -              111,516                    -            111,516
  U.S. Treasury Securities                    249,868                4,893                    -            254,761
  Exchange-Traded Funds                       267,154                    -                    -            267,154

Money Market Instruments:
  Commercial Paper                                  -               16,997                    -             16,997
  Government & U.S. Treasury
    Money Market Funds                         73,971                    -                    -             73,971

Futures(1)                                      3,022                    -                    -              3,022
------------------------------------------------------------------------------------------------------------------
Total                                      $1,795,893            $ 463,843            $     797         $2,260,533
------------------------------------------------------------------------------------------------------------------

LIABILITIES                                   LEVEL 1              LEVEL 2              LEVEL 3              TOTAL
------------------------------------------------------------------------------------------------------------------
Futures(1)                                 $   (1,573)           $       -            $       -         $   (1,573)
------------------------------------------------------------------------------------------------------------------

(1)Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

------------------------------------------------------------------------------------------------------------------
                                          RECONCILIATION OF LEVEL 3 INVESTMENTS
------------------------------------------------------------------------------------------------------------------
                                                                                                        COMMERCIAL
                                                 COMMON          PREFERRED           CORPORATE            MORTGAGE
                                                 STOCKS             STOCKS         OBLIGATIONS          SECURITIES
------------------------------------------------------------------------------------------------------------------
Balance as of May 31, 2016                         $148              $ 750             $ 7,818             $   130
Purchases                                             -                  -                   -                   -
Sales                                                 -                  -                   -                   -
Transfers into Level 3                                -                  -                   -                   -
Transfers out of Level 3                              -                  -              (7,818)                  -
Net realized gain (loss) on investments               -                  -              (2,500)             (2,150)
Change in net unrealized appreciation/
  (depreciation) of investments                      49               (150)              2,500               2,020
------------------------------------------------------------------------------------------------------------------
Balance as of November 30, 2016                    $197              $ 600             $     -             $     -
------------------------------------------------------------------------------------------------------------------

                           FAIR VALUE LEVEL TRANSFERS
                           --------------------------

For the period of June 1, 2016, through November 30, 2016, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                                           TRANSFERS INTO               TRANSFERS INTO              TRANSFERS INTO
                                                 (OUT OF)                     (OUT OF)                    (OUT OF)
ASSETS ($ IN 000s)                                LEVEL 1                      LEVEL 2                     LEVEL 3
------------------------------------------------------------------------------------------------------------------
Common Stocks(I)                                   $(910)                       $  910                     $     -
Corporate Obligations(II)                          $   -                        $7,818                     $(7,818)
------------------------------------------------------------------------------------------------------------------
Total                                              $(910)                       $8,728                     $(7,818)
------------------------------------------------------------------------------------------------------------------

(I)Transferred from Level 1 to Level 2 due to an assessment of events at the end of the current reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets.

(II)Transferred from Level 3 to Level 2 due to availability of significant observable inputs.

================================================================================

34  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 28.5% of net assets at November 30, 2016.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  35

================================================================================

    mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities, but such maturities can be difficult to predict because of the effect of prepayments.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

================================================================================

36  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REIT   Real estate investment trust

    STRIPS Separate trading of registered interest and principal of securities

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS) Principal and interest payments are insured by AMBAC Assurance Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

o   SPECIFIC NOTES

    (a) The security, or a portion thereof, is segregated to cover the value of open futures contracts at November 30, 2016.

    (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (c) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  37

================================================================================

         securities at November 30, 2016, was $5,725,000, which represented 0.3% of the Fund's net assets.

    (d) Security was fair valued at November 30, 2016, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $797,000, which represented less than 0.1% of the Fund's net assets.

    (e) Securities with a value of $355,000, which represented less than 0.1% of the Fund's net assets, were classified as Level 2 at November 30, 2016, due to the prices being adjusted to take into account significant market movements following the close of local trading.

    (f) At November 30, 2016, the issuer was in default with respect to interest and/or principal payments.

    (g) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at November 30, 2016.

    (h) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (i) Pay-in-kind (PIK) - security in which the issuer will have or has the option to make all or a portion of the interest or dividend payments in additional securities.

    (j) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Freddie Mac (Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or
         FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are

================================================================================

38  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

         neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency
         (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (k) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (l) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(2) Commercial Paper). Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933.
         Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (m) Rate represents the money market fund annualized seven-day yield at November 30, 2016.

    (n) The contract value of futures purchased and/or sold as a percentage of net assets is 2.0%.

    (o) Security and cash with a value of $5,638,000 are segregated as collateral for initial margin requirements on open futures contracts.

      *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  39

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market value (cost of $2,207,689)                            $2,257,511
   Cash                                                                                            3,700
   Cash denominated in foreign currencies (identified cost of $106)                                   98
   Receivables:
      Capital shares sold                                                                          1,117
      Dividends and interest                                                                       6,238
      Securities sold                                                                             12,606
   Variation margin on futures contracts                                                           1,455
                                                                                              ----------
         Total assets                                                                          2,282,725
                                                                                              ----------
LIABILITIES
   Payables:
      Securities purchased                                                                        22,853
      Capital shares redeemed                                                                        879
   Accrued management fees                                                                         1,208
   Accrued transfer agent's fees                                                                      75
   Other accrued expenses and payables                                                               292
                                                                                              ----------
         Total liabilities                                                                        25,307
                                                                                              ----------
            Net assets applicable to capital shares outstanding                               $2,257,418
                                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $2,182,151
   Accumulated undistributed net investment income                                                36,204
   Accumulated net realized loss on investments and futures transactions                         (12,181)
   Net unrealized appreciation of investments and futures contracts                               51,271
   Net unrealized depreciation of foreign currency translations                                      (27)
                                                                                              ----------
            Net assets applicable to capital shares outstanding                               $2,257,418
                                                                                              ==========
   Capital shares outstanding, no par value                                                       91,895
                                                                                              ==========
   Net asset value, redemption price, and offering price per share                            $    24.57
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

40  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended November 30, 2016 (unaudited)

--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $247)                                          $   20,398
   Interest                                                                                       13,115
                                                                                              ----------
      Total income                                                                                33,513
                                                                                              ----------
EXPENSES
   Management fees                                                                                 7,890
   Administration and servicing fees                                                               1,732
   Transfer agent's fees                                                                           2,425
   Custody and accounting fees                                                                         4
   Postage                                                                                           149
   Shareholder reporting fees                                                                         76
   Trustees' fees                                                                                     15
   Registration fees                                                                                  27
   Professional fees                                                                                 100
   Other                                                                                              19
                                                                                              ----------
             Total expenses                                                                       12,437
                                                                                              ----------
NET INVESTMENT INCOME                                                                             21,076
                                                                                              ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
      Unaffiliated transactions                                                                   26,371
      Affiliated transactions (Note 7)                                                               281
      Foreign currency transactions                                                                   (1)
      Futures transactions                                                                         5,639
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                                 (8,477)
      Foreign currency translations                                                                   (9)
      Futures contracts                                                                            1,284
                                                                                              ----------
          Net realized and unrealized gain                                                        25,088
                                                                                              ----------
   Increase in net assets resulting from operations                                           $   46,164
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  41

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 2016 (unaudited), and year ended May 31,
2016

--------------------------------------------------------------------------------------------------------
                                                                           11/30/2016          5/31/2016
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                   $   21,076         $   50,584
   Net realized gain (loss) on investments                                     26,652            (10,648)
   Net realized gain on long-term capital gain distributions
       from other investment companies                                              -                664
   Net realized loss on foreign currency transactions                              (1)              (424)
   Net realized gain on options                                                     -                 92
   Net realized gain (loss) on futures transactions                             5,639               (658)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                              (8,477)          (184,974)
      Foreign currency translations                                                (9)                65
      Options                                                                       -                608
      Futures contracts                                                         1,284                  2
                                                                           -----------------------------
      Increase (decrease) in net assets resulting from operations              46,164           (144,689)
                                                                           -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                            -            (53,188)
   Net realized gains                                                               -            (11,037)
                                                                           -----------------------------
      Distributions to shareholders                                                 -            (64,225)
                                                                           -----------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                   90,612            223,863
   Reinvested dividends                                                             -             63,588
   Cost of shares redeemed                                                   (158,120)          (326,323)
                                                                           -----------------------------
      Decrease in net assets from capital share transactions                  (67,508)           (38,872)
                                                                           -----------------------------
   Net decrease in net assets                                                 (21,344)          (247,786)
NET ASSETS
   Beginning of period                                                      2,278,762          2,526,548
                                                                           -----------------------------
   End of period                                                           $2,257,418         $2,278,762
                                                                           =============================
Accumulated undistributed net investment income:
   End of period                                                           $   36,204         $   15,128
                                                                           =============================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                                  3,674              9,224
   Shares issued for dividends reinvested                                           -              2,648
   Shares redeemed                                                             (6,406)           (13,437)
                                                                           -----------------------------
      Decrease in shares outstanding                                           (2,732)            (1,565)
                                                                           =============================

See accompanying notes to financial statements.

================================================================================

42  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Cornerstone Moderately Aggressive Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation with a secondary focus on current income.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign

================================================================================

44  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

        securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    6.  Repurchase agreements are valued at cost.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8.  Options are valued by a pricing service at the National Best Bid/Offer
        (NBBO) composite price, which is derived from the best available bid and asked prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9. Forward foreign currency contracts are valued on a daily basis using forward foreign currency exchange rates obtained from an independent pricing service and are categorized in Level 2 of the fair value hierarchy.

    10. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

================================================================================

46  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by discounted prior tender offer, or quoted prices obtained from broker-dealers participating in the market for these securities. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, options on futures contracts, and forward currency contracts, under circumstances in which such instruments are

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at November 30, 2016, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

================================================================================

48  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF NOVEMBER 30, 2016*
(IN THOUSANDS)

                                     ASSET DERIVATIVES                      LIABILITY DERIVATIVES
-------------------------------------------------------------------------------------------------------
                              STATEMENT OF                             STATEMENT OF
DERIVATIVES NOT               ASSETS AND                               ASSETS AND
ACCOUNTED FOR AS              LIABILITIES                              LIABILITIES
HEDGING INSTRUMENTS           LOCATION             FAIR VALUE          LOCATION              FAIR VALUE
-------------------------------------------------------------------------------------------------------
Interest rate contracts                             $     -            Net unrealized        $  219**
                                                                       appreciation of
                                                                       investments and
                                                                       futures contracts
-------------------------------------------------------------------------------------------------------
Equity contracts              Net unrealized         3,022**           Net unrealized         1,354**
                              appreciation of                          appreciation of
                              investments and                          investments and
                              futures contracts                        futures contracts
-------------------------------------------------------------------------------------------------------
Total                                               $3,022                                   $1,573
-------------------------------------------------------------------------------------------------------

 * For open derivative instruments as of November 30, 2016, see the Portfolio of Investments, which also is indicative of activity for the six-month period ended November 30, 2016.

** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE SIX-MONTH PERIOD ENDED NOVEMBER 30, 2016 (IN THOUSANDS)

                                                                                    CHANGE IN
                                                                                    UNREALIZED
DERIVATIVES NOT                                                                     APPRECIATION/
ACCOUNTED FOR AS         STATEMENT OF                       REALIZED GAIN (LOSS)    (DEPRECIATION)
HEDGING INSTRUMENTS      OPERATIONS LOCATION                ON DERIVATIVES          ON DERIVATIVES
-------------------------------------------------------------------------------------------------------
Interest rate contracts  Net realized gain (loss)                 $3,926                $(221)
                         on Futures transactions /
                         Change in net unrealized
                         appreciation/(depreciation)
                         of Futures contracts
-------------------------------------------------------------------------------------------------------
Equity contracts         Net realized gain (loss)                  1,713                 1,505
                         on Futures transactions /
                         Change in net unrealized
                         appreciation/(depreciation)
                         of Futures contracts
-------------------------------------------------------------------------------------------------------
Total                                                             $5,639                $1,284
-------------------------------------------------------------------------------------------------------

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

G. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the

================================================================================

50  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -
    Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

I. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended November 30, 2016, there were no custodian and other bank credits.

J. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

    performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

K. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates with other USAA Funds in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The USAA Funds are assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the six-month period ended November 30, 2016, the Fund paid CAPCO facility fees of $7,000, which represents 3.2% of the total fees paid to

================================================================================

52  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended November 30, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined as of the Fund's tax year-end of May 31, 2017, in accordance with applicable federal tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal income tax.

At May 31, 2016, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended November 30, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 2016, were $719,849,000 and $738,164,000, respectively.

As of November 30, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as their cost reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of November 30, 2016, were $125,137,000 and $75,315,000, respectively, resulting in net unrealized appreciation of $49,822,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the six-month period ended November 30, 2016, the Fund had no subadviser(s).

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.65% of the Fund's average net assets. Prior to October 1, 2016, the base investment management fee was 0.70% of the Fund's average net assets.

    The performance adjustment is calculated monthly by comparing the Fund's performance over the performance period to that of the Lipper Index. The Lipper Index tracks the total return performance of funds within the Lipper category consisting of funds that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments with a focus on total return, and which have at least 25% of their portfolio invested in securities traded outside of the United States. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
    -------------------------------------------------------------------
    +/- 100 to 400                               +/- 4
    +/- 401 to 700                               +/- 5
    +/- 701 and greater                          +/- 6

    (1) Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling 36-month period.

================================================================================

54  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Index over that period, even if the Fund had overall negative returns during the performance period.

    For the six-month period ended November 30, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $7,890,000. For the six-month period ended November 30, 2016, the Fund did not incur any performance adjustment.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the six-month period ended November 30, 2016, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $1,732,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended November 30, 2016, the Fund reimbursed the Manager $31,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

    servicing of accounts that are held with such intermediaries. For the six-month period ended November 30, 2016, the Fund incurred transfer agent's fees, paid or payable to SAS, of $2,425,000.

D. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(6) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association (USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the six-month period ended November 30, 2016, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA funds at the then-current market price with no brokerage commissions incurred.

                                                                                  NET REALIZED
                                                               COST TO           GAIN (LOSS) TO
SELLER                               PURCHASER                PURCHASER              SELLER
-----------------------------------------------------------------------------------------------
Cornerstone Moderately       Cornerstone Aggressive
  Aggressive                                                 $  403,000            $  43,000

Cornerstone Moderately       Target Managed Allocation
  Aggressive                                                  3,820,000              238,000

Cornerstone Moderately       Cornerstone Moderately
  Conservative                 Aggressive                        97,000               (2,000)

Cornerstone Aggressive       Cornerstone Moderately
                               Aggressive                       770,000               42,000

================================================================================

56  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) adopted final rules intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements. The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and related disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

(9) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                  SIX-MONTH
                                PERIOD ENDED
                                 NOVEMBER 30,                             YEAR ENDED MAY 31,
                             -------------------------------------------------------------------------------------------
                                   2016            2016             2015            2014            2013            2012
                             -------------------------------------------------------------------------------------------
Net asset value at
  beginning of period        $   24.08       $   26.27        $   26.02       $    24.17       $   21.48      $    24.05
                             -------------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .23             .55              .56             .62             .61             .65
  Net realized and
    unrealized gain (loss)          .26           (2.06)             .33            1.83            2.69           (2.58)
                             --------------------------------------------------------------------------------------------
Total from investment
  operations                        .49           (1.51)             .89            2.45            3.30           (1.93)
                             --------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income               -            (.56)            (.64)           (.60)           (.61)           (.64)
  Realized capital gains              -            (.12)               -               -               -               -
                             --------------------------------------------------------------------------------------------
Total distributions                   -            (.68)            (.64)           (.60)           (.61)           (.64)
                             --------------------------------------------------------------------------------------------
Net asset value at
  end of period              $   24.57       $    24.08       $    26.27      $    26.02       $    24.17     $    21.48
                             ===========================================================================================
Total return (%)*                  2.03           (5.73)            3.47           10.24            15.49          (7.96)
Net assets at end of
  period (000)               $2,257,418      $2,278,762       $2,526,548      $2,491,487       $2,294,760     $2,030,805
Ratios to average
  net assets:**
  Expenses (%)(a)                  1.08(c)         1.13             1.16            1.18(b)          1.22           1.27
  Expenses, excluding
    reimbursements (%)(a)          1.08(c)         1.13             1.16            1.18             1.22           1.27
  Net investment income (%)        1.83(c)         2.18             2.14            2.46             2.54           2.87
Portfolio turnover (%)               33              87(d)            62              57               81             77(d)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended November 30, 2016, average net assets were $2,301,075,000.
(a) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                      -               -                -            (.00%)(+)        (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Prior to October 1, 2013, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.28% of the Fund's average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Reflects increased/decreased trading activity due to changes in subadviser(s) and asset allocation strategies.

================================================================================

58  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

EXPENSE EXAMPLE

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of June 1, 2016, through November 30, 2016.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

                                                           EXPENSE EXAMPLE |  59

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                     EXPENSES PAID
                                        BEGINNING               ENDING              DURING PERIOD*
                                       ACCOUNT VALUE         ACCOUNT VALUE           JUNE 1, 2016 -
                                       JUNE 1, 2016        NOVEMBER 30, 2016       NOVEMBER 30, 2016
                                       -------------------------------------------------------------
Actual                                    $1,000.00           $1,020.30**               $5.47**

Hypothetical
  (5% return before expenses)              1,000.00            1,019.65**                5.47**

 * Expenses are equal to the Fund's annualized expense ratio of 1.08%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 2.03% for the six-month period of June 1, 2016, through November 30, 2016.

** The Fund's annualized expense ratio of 1.08% above reflects a decrease in management fees from 0.70% to 0.65%, effective October 1, 2016. Had this decrease been in effect for the entire six-month period of June 1, 2016, through November 30, 2016, the Fund's expense ratio would have been 1.04%, net of expenses paid indirectly, and the values in the table above would be as shown below.

                                                                                     EXPENSES PAID
                                        BEGINNING               ENDING               DURING PERIOD
                                       ACCOUNT VALUE         ACCOUNT VALUE           JUNE 1, 2016 -
                                       JUNE 1, 2016        NOVEMBER 30, 2016       NOVEMBER 30, 2016
                                       -------------------------------------------------------------
Actual                                    $1,000.00           $1,020.30                 $5.27

Hypothetical
  (5% return before expenses)              1,000.00            1,019.85                  5.27

================================================================================

60  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT usaa.com                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722; (ii) at usaa.com; and (iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on usaa.com select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]                                        [LOGO OF RECYCLE PAPER]
        USAA      We know what it means to serve.(R)                10%

   =============================================================================
   27800-0117                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                             [GRAPHIC OF USAA PRECIOUS METALS AND MINERALS FUND]

 ==============================================================

       SEMIANNUAL REPORT
       USAA PRECIOUS METALS AND MINERALS FUND
       FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
       NOVEMBER 30, 2016

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"AS THE NEW YEAR BEGINS, WHY NOT MAKE
A RESOLUTION TO PUT YOUR FINANCIAL HOUSE            [PHOTO OF BROOKS ENGLEHARDT]
IN ORDER?"

--------------------------------------------------------------------------------

JANUARY 2017

Financial markets are unpredictable. Many factors can confound those who try to predict the direction of the markets based on economic or political factors. In other words, it's easy to get it wrong. And, even if one correctly forecasts what will happen in the macroeconomic environment, predicting how the markets will respond is another matter altogether.

Consider the response to the Presidential election. Stocks rose on Monday and Tuesday (Election Day) at the prospect of a Hillary Clinton victory--virtually a "sure thing," according to some media pundits. U.S. Treasury securities and other segments of the bond market sold off as investors likely assumed a continuation of current economic policy under another Democratic administration. But these trends reversed on Tuesday evening when it became clear that Donald J. Trump would be elected the 45th President of the United States. Asian and European equity markets dropped and U.S. stock index futures plunged. The decline in stock index futures suggested that U.S. stocks might fall when trading began on Wednesday, however the opposite happened. Stock prices rose and then rallied strongly, with major stock indexes hitting one record high after another through the end of November 2016. U.S. Treasury prices fell, driving up yields on longer-maturity U.S. Treasuries. (Yields move in the opposite direction of prices.)

Few market participants would have forecasted such a scenario. But with hindsight, we may be able to understand some of the reasons why the markets behaved the way they did.

U.S. equity investors appeared to like President-elect Trump's promises of lower tax rates, less regulation, and more fiscal stimulus through infrastructure spending. Other explanations may lie overseas, such as complications relating to the United Kingdom's decision to exit from the European Union ("Brexit") and continued slow economic growth in China--uncertainties that may have

================================================================================

================================================================================

increased the attractiveness of U.S. stocks. As for bond investors, they may have been worried about an increase in interest rates if economic growth picks up under a Trump Administration. Higher growth rates typically correspond with rising inflation, which in turn could prompt the Federal Reserve (the Fed) to accelerate the pace of interest rate increases.

What actually happens, however, is yet to be seen. No one knows, except in the most general terms, what President-elect Trump's plans and priorities will be or how they could affect economic growth in 2017 and beyond. By extension, it is also too early to forecast how inflation might be affected and how the Fed could respond.

At USAA Investments, we are long-term, fundamental investors, who seek to look at the full market cycle rather than current geopolitical events. We believe measures such as assessing a company's intrinsic value compared to its current price tend to be more effective at forecasting potential stock returns over time. In selecting bonds, our analysts take a bottom-up approach to evaluating each security individually, building portfolios on a bond-by-bond basis.

It is important to remember market conditions are always fluctuating and time horizon matters. We believe that it is important to stay focused on your long-term objectives, using an investment plan that is based on your personal time horizon and risk tolerance. If you are uneasy about market risk in general or have concerns about too much exposure to specific asset classes, please call USAA to speak with an advisor. As the new year begins, why not make a resolution to put your financial house in order?

Thank you for allowing us to help you in your efforts to achieve your financial goals. At USAA Investments, we are committed to providing you with our best advice, top-notch service, and a variety of mutual funds. On behalf of everyone here, I wish you a happy and healthy 2017.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGER'S COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Portfolio of Investments                                                  14

    Notes to Portfolio of Investments                                         18

    Financial Statements                                                      20

    Notes to Financial Statements                                             23

EXPENSE EXAMPLE                                                               40

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

200996-0117

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA PRECIOUS METALS AND MINERALS FUND (THE FUND) SEEKS LONG-TERM CAPITAL APPRECIATION AND TO PROTECT THE PURCHASING POWER OF YOUR CAPITAL AGAINST INFLATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in equity securities of domestic and foreign companies (including those located in emerging markets) principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds. This 80% policy may be changed upon at least 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

DAN DENBOW, CFA                                            [PHOTO OF DAN DENBOW]
USAA Asset Management Company

--------------------------------------------------------------------------------

o   PLEASE REVIEW THE PERFORMANCE OF GOLD AND GOLD STOCKS OVER THE REPORTING
    PERIOD.

    The price of gold ended lower for the reporting period ended November 30, 2016. Gold opened the reporting period at $1,215 an ounce and reached a high of $1,366 on July 8, 2016. However, the price of the metal began to decrease as the summer progressed, and dropped notably in October 2016. The weakness could be attributed in part to concerns over the potential for the U.S. dollar to strengthen in the wake of the late June 2016 United Kingdom vote to exit the European Union and the Federal Reserve's (the Fed) efforts toward normalizing interest rates. Gold would see another downward turn following the U.S. presidential election, as U.S. Treasury rates moved higher on speculation over the impact of a new Administration's policies on growth and inflation. Higher U.S. interest rates would tend to support a stronger U.S. dollar, which is generally a bearish development for gold. Gold ended the reporting period at $1,173 an ounce, or approximately 3.5% lower. Silver prices, by contrast, rose 3.3% for the reporting period, while platinum prices declined 6.8%.

    Shares of mining stocks were negatively impacted by the weakening in gold prices, as reflected in the more than 7% decline of the NYSE Arca Gold Miners Index. Shares for junior miners, as represented by the MVIS Global Junior Miners Index, outperformed their larger counterparts and

================================================================================

2  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

    actually experienced modest gains in the aggregate, largely due to greater exposure to silver on the part of index constituents.

o HOW DID THE USAA PRECIOUS METALS AND MINERALS FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the six-month period ended November 30, 2016, the Fund Shares, Institutional Shares, and Adviser Shares had a total return of -8.42%, -8.23%, and -8.41%, respectively. This compares to a total return of 6.01% for the S&P 500(R) Index, -7.38% for the NYSE Arca Gold Miners (GDM) Index, and -5.50% for the Lipper Precious Metals Equity
    Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o PLEASE DISCUSS THE PRINCIPAL FACTORS IN THE FUND'S PERFORMANCE FOR THE REPORTING PERIOD.

    At the end of the reporting period, the Fund held 87.5% of assets in gold stocks. During a period which saw junior mining companies outperform, the Fund's tilt toward higher-quality, less-leveraged miners acted as a modest constraint on returns relative to the benchmark.

    In terms of specific company weightings, the leading detractor from performance was the Fund's position in Eldorado Gold Corp. (Eldorado), which operates a portfolio of wide-spread assets and saw its shares suffer on concerns around political risk. Specifically, the company struggled to realize the value of its mining assets in China given the operating conditions there, while deployment of an asset in Greece was delayed by the government's failure to issue the necessary approvals. We expect

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

    Eldorado's shares to recover as the company was able to disentangle itself from its assets in China and the outlook is for its Greece mine to ultimately go into production mode. Another leading detractor was Platinum Group Metals Ltd., a newer South African miner which experienced delays in reaching the production stage and was forced to seek additional capital in order to complete the development of its main asset. We expect that pressure on the company's shares will ease now that production has begun, and also believe the market has not fully recognized the value of a more recent discovery by the company. A position in Primero Mining Corp., a Canada-based company with mines in Canada and Mexico, was also a leading detractor. The company's shares lagged on concerns over an acquisition of a gold mine in Canada, which it has not been able to operate profitably and which has diluted management's ability to focus on its principal asset in Mexico.

    On the positive side, contributions were led by a position in Mexican miner Fresnillo plc. The company is the world's largest producer of silver from ore, and it has seen its results boosted by the strengthening in the metal's price. Another leading contributor was Royal Gold Inc., whose shares benefited as a financially distressed mine in which a royalty interest was purchased, putting the royalty stream on a firmer footing. A position in Perseus Mining Ltd., performed well during the reporting period, as the company's principal asset in Ghana experienced improved operating results and a new Ivory Coast project showed signs of promise.

    The Fund will typically have modest exposure to silver and platinum stocks. For some time, we have maintained somewhat higher than average silver exposure, having initially added to this weighting on the back of weaker share prices for silver miners. More recently, we have trimmed this exposure on relative value concerns and as we have seen opportunities emerge among gold miners. At the end of the reporting period, the Fund's weighting to silver was approximately 10%, down from around 14% at the end of November 2015. We have maintained only nominal exposure to platinum mining stocks, as the challenging

================================================================================

4  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

    labor environment in South Africa has led to concerns about production costs for platinum. At the end of the reporting period the Fund held just 1.3% in platinum miners.

    Gold prices continue to be impacted by expectations around the pace of the Fed's interest rate increases, as well as the outlook for continued stimulative policies from other leading central banks. Developments in Europe also carry the potential to impact investor appetites for gold, as spreading populist movements create heightened uncertainty around the status of the Eurozone. Supply factors are favorable for gold, as capital expenditures and exploration and production activity by miners have been quiet.

    Thank you for your continued confidence and investment in the Fund.

    The USAA Precious Metals and Minerals Fund may be subject to stock market risk and is non-diversified which means that it may invest a greater percentage of its assets in a single issuer. Individual stocks will fluctuate in response to the activities of individual companies, general market, and economic conditions domestically and abroad. When redeemed or sold, they may be worth more or less than the original cost. o The USAA Precious Metals and Minerals Fund is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility. It may be more volatile than a fund that diversifies across many industries and companies.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA PRECIOUS METALS AND MINERALS FUND SHARES (FUND SHARES)
(Ticker Symbol: USAGX)

--------------------------------------------------------------------------------
                                          11/30/16                5/31/16
--------------------------------------------------------------------------------
Net Assets                             $570.0 Million         $647.1 Million
Net Asset Value Per Share                  $12.73                 $13.90

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/16
--------------------------------------------------------------------------------
    5/31/16-11/30/16*          1 YEAR             5 YEARS           10 YEARS
         -8.42%               46.83%             -18.29%             -3.07%

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                          5 YEARS                         10 YEARS
    46.26%                          -15.81%                          -2.90%

--------------------------------------------------------------------------------
                         EXPENSE RATIO AS OF 5/31/16**
--------------------------------------------------------------------------------
                                     1.34%

               (Includes acquired fund fees and expenses of 0.01%)

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                        LIPPER PRECIOUS     USAA PRECIOUS METALS      NYSE ARCA GOLD
                                         METALS EQUITY         AND MINERALS            MINERS (GDM)
                 S&P 500 INDEX            FUNDS INDEX           FUND SHARES                INDEX
11/30/06          $10,000.00              $10,000.00            $10,000.00              $10,000.00
12/31/06           10,140.28                9,785.43              9,790.00                9,559.17
01/31/07           10,293.63                9,723.88              9,871.00                9,483.60
02/28/07           10,092.30                9,914.45             10,072.00                9,591.54
03/31/07           10,205.18               10,010.14             10,103.00                9,469.12
04/30/07           10,657.22               10,194.52             10,107.00                9,521.14
05/31/07           11,029.11               10,246.37             10,170.00                9,413.95
06/30/07           10,845.88               10,107.71             10,005.00                9,107.72
07/31/07           10,509.60               10,364.99             10,177.00                9,629.85
08/31/07           10,667.14                9,772.24              9,797.00                9,029.04
09/30/07           11,066.08               11,834.00             11,851.00               10,853.74
10/31/07           11,242.11               13,309.78             13,522.00               12,149.39
11/30/07           10,772.11               12,012.43             12,109.00               11,145.20
12/31/07           10,697.38               12,182.07             12,499.00               11,239.02
01/31/08           10,055.74               13,020.26             13,602.00               12,278.37
02/29/08            9,729.07               14,134.94             14,786.00               13,000.27
03/31/08            9,687.06               12,866.56             13,564.00               11,722.80
04/30/08           10,158.85               12,148.31             12,695.00               10,684.91
05/31/08           10,290.43               12,968.19             13,652.00               11,318.47
06/30/08            9,422.91               13,196.91             14,156.00               11,870.70
07/31/08            9,343.70               11,616.34             12,607.00               10,677.81
08/31/08            9,478.85               10,270.26             11,169.00                9,223.82
09/30/08            8,634.22                9,003.30              9,859.00                8,284.37
10/31/08            7,184.12                5,578.03              5,842.00                5,119.00
11/30/08            6,668.63                6,562.97              7,214.00                6,533.53
12/31/08            6,739.58                8,211.96              9,427.00                8,275.75
01/31/09            6,171.53                8,230.44              9,330.00                8,373.81
02/28/09            5,514.40                8,206.88              9,388.00                8,171.16
03/31/09            5,997.43                9,203.23             10,651.00                9,094.15
04/30/09            6,571.44                8,672.87              9,915.00                8,098.16
05/31/09            6,939.00               11,266.04             13,071.00               10,885.66
06/30/09            6,952.77               10,001.44             11,356.00                9,309.42
07/31/09            7,478.65               10,692.48             12,207.00                9,798.80
08/31/09            7,748.67               10,787.89             12,295.00                9,730.44
09/30/09            8,037.81               12,127.49             13,860.00               11,150.21
10/31/09            7,888.49               11,733.39             13,381.00               10,463.52
11/30/09            8,361.67               13,905.86             15,952.00               12,578.21
12/31/09            8,523.18               13,131.22             15,311.00               11,417.91
01/31/10            8,216.57               11,886.46             13,784.00               10,073.68
02/28/10            8,471.09               12,716.66             14,748.00               10,876.01
03/31/10            8,982.28               13,244.11             15,158.00               10,976.76
04/30/10            9,124.09               14,673.14             17,058.00               12,542.16
05/31/10            8,395.53               14,177.61             16,604.00               12,325.40
06/30/10            7,956.03               14,533.23             16,973.00               12,901.32
07/31/10            8,513.46               14,228.82             16,455.00               11,990.35
08/31/10            8,129.13               15,564.88             18,121.00               13,303.85
09/30/10            8,854.61               16,811.03             19,463.00               13,922.38
10/31/10            9,191.52               17,461.47             19,661.00               14,226.01
11/30/10            9,192.70               18,112.26             20,409.00               14,797.95
12/31/10            9,807.06               19,055.22             21,424.00               15,385.65
01/31/11           10,039.50               16,934.39             18,692.00               13,509.22
02/28/11           10,383.44               18,505.78             20,240.00               14,992.98
03/31/11           10,387.57               18,691.79             20,445.00               15,083.28
04/30/11           10,695.20               19,514.30             21,634.00               15,605.08
05/31/11           10,574.14               18,368.85             20,255.00               14,578.68
06/30/11           10,397.88               17,415.18             19,496.00               13,716.52
07/31/11           10,186.44               18,273.20             20,415.00               14,292.63
08/31/11            9,633.09               19,382.73             22,073.00               15,773.90
09/30/11            8,955.90               16,297.43             19,031.00               13,861.79
10/31/11            9,934.72               17,634.76             20,070.00               14,790.64
11/30/11            9,912.76               17,714.28             20,105.00               15,186.19
12/31/11           10,014.16               15,377.70             17,243.00               13,005.00
01/31/12           10,462.95               17,196.03             19,209.00               14,269.08
02/29/12           10,915.39               16,901.65             18,702.00               13,998.51
03/31/12           11,274.60               15,096.34             16,842.00               12,535.25
04/30/12           11,203.83               14,339.72             16,028.00               11,732.15
05/31/12           10,530.48               12,863.54             14,374.00               11,086.13
06/30/12           10,964.35               13,071.41             14,619.00               11,352.24
07/31/12           11,116.64               12,832.80             14,112.00               10,870.24
08/31/12           11,367.02               14,089.42             15,571.00               12,168.37
09/30/12           11,660.76               15,881.52             17,705.00               13,629.98
10/31/12           11,445.45               15,519.94             17,299.00               13,434.20
11/30/12           11,511.85               14,214.65             15,616.00               12,091.60
12/31/12           11,616.77               13,855.66             15,198.00               11,904.06
01/31/13           12,218.47               12,839.61             13,861.00               10,686.03
02/28/13           12,384.33               11,493.32             12,280.00                9,622.48
03/31/13           12,848.78               11,475.22             12,399.00                9,751.07
04/30/13           13,096.34                9,538.86             10,083.00                7,814.41
05/31/13           13,402.68                9,159.04              9,454.00                7,610.40
06/30/13           13,222.70                7,592.30              7,874.00                6,312.44
07/31/13           13,895.53                8,439.82              8,870.00                6,956.49
08/31/13           13,493.09                9,073.82              9,612.00                7,255.14
09/30/13           13,916.23                8,330.38              8,729.00                6,480.29
10/31/13           14,555.92                8,336.14              8,752.00                6,496.65
11/30/13           14,999.50                7,427.40              7,709.00                5,745.63
12/31/13           15,379.23                7,226.78              7,399.00                5,522.91
01/31/14           14,847.51                7,889.29              8,131.00                6,119.03
02/28/14           15,526.69                8,802.27              9,220.00                6,759.92
03/31/14           15,657.20                8,114.25              8,454.00                6,177.39
04/30/14           15,772.94                8,329.75              8,692.00                6,321.28
05/31/14           16,143.20                7,864.39              8,012.00                5,878.15
06/30/14           16,476.68                9,223.65              9,612.00                6,920.32
07/31/14           16,249.45                9,021.04              9,356.00                6,803.50
08/31/14           16,899.51                9,175.20              9,680.00                7,002.26
09/30/14           16,662.51                7,515.07              7,802.00                5,617.60
10/31/14           17,069.50                6,284.19              6,429.00                4,586.43
11/30/14           17,528.58                6,586.26              6,758.00                4,858.15
12/31/14           17,484.42                6,620.54              6,787.00                4,876.76
01/31/15           16,959.55                7,447.21              7,793.00                5,869.44
02/28/15           17,934.24                7,222.69              7,454.00                5,624.08
03/31/15           17,650.62                6,361.38              6,511.00                4,849.31
04/30/15           17,819.95                6,939.68              7,189.00                5,347.42
05/31/15           18,049.10                6,849.80              7,051.00                5,194.60
06/30/15           17,699.71                6,347.45              6,499.00                4,708.93
07/31/15           18,070.54                5,190.17              5,102.00                3,655.23
08/31/15           16,980.27                5,321.14              5,274.00                3,731.56
09/30/15           16,560.12                5,135.73              5,090.00                3,647.14
10/31/15           17,957.03                5,501.74              5,493.00                3,983.85
11/30/15           18,010.43                5,042.78              4,987.00                3,645.82
12/31/15           17,726.38                5,061.09              4,987.00                3,679.39
01/31/16           16,846.72                5,110.42              4,987.00                3,802.64
02/29/16           16,823.99                6,568.09              6,557.00                5,175.93
03/31/16           17,965.30                6,990.95              6,994.00                5,383.73
04/30/16           18,034.95                8,858.54              8,955.00                6,895.42
05/31/16           18,358.82                7,904.76              7,995.00                6,073.00
06/30/16           18,406.39                9,612.54              9,685.00                7,456.00
07/31/16           19,085.01               10,528.08             10,525.00                8,206.12
08/31/16           19,111.81                9,044.73              8,932.00                6,873.53
09/30/16           19,115.42                9,451.22              9,375.00                7,134.28
10/31/16           18,766.73                8,757.73              8,593.00                6,613.80
11/30/16           19,461.75                7,469.83              7,322.00                5,627.96

                                   [END CHART]

                 Data from 11/30/06 through 11/30/16.

                 See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Precious Metals Equity Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA Precious Metals and Minerals Fund Shares to the following benchmarks:

o The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

o The unmanaged Lipper Precious Metals Equity Funds Index tracks the total return performance of the 10 largest funds within the Lipper Precious Metals Equity Funds category.

o The NYSE Arca Gold Miners (GDM) Index is a modified market capitalization weighted index comprised of publicly traded companies involved primarily in the mining for gold and silver.

================================================================================

8  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

USAA PRECIOUS METALS AND MINERALS FUND INSTITUTIONAL SHARES
(INSTITUTIONAL SHARES) (Ticker Symbol: UIPMX)

--------------------------------------------------------------------------------
                                       11/30/16                     5/31/16
--------------------------------------------------------------------------------
Net Assets                           $9.6 Million                $14.1 Million
Net Asset Value Per Share               $12.83                       $13.98

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/16
--------------------------------------------------------------------------------
  5/31/16-11/30/16*        1 YEAR         5 YEARS      SINCE INCEPTION 8/01/08
        -8.23%             47.30%         -18.10%               -5.67%

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
   1 YEAR                      5 YEARS                 SINCE INCEPTION 8/01/08
   46.55%                      -15.61%                          -5.66%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 5/31/16**
--------------------------------------------------------------------------------
                                      1.00%

               (Includes acquired fund fees and expenses of 0.01%)

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2016, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                           USAA PRECIOUS
                                                            METALS AND
                                     LIPPER PRECIOUS       MINERALS FUND        NYSE ARCA GOLD
                                      METALS EQUITY        INSTITUTIONAL         MINERS (GDM)
                S&P 500 INDEX          FUNDS INDEX            SHARES                 INDEX
07/31/08         $10,000.00            $10,000.00           $10,000.00            $10,000.00
08/31/08          10,144.65              8,841.22             9,185.00              8,638.30
09/30/08           9,240.68              7,750.54             8,107.00              7,758.49
10/31/08           7,688.73              4,801.88             4,804.00              4,794.05
11/30/08           7,137.03              5,649.77             5,932.00              6,118.79
12/31/08           7,212.97              7,069.32             7,756.00              7,750.42
01/31/09           6,605.01              7,085.23             7,676.00              7,842.25
02/28/09           5,901.73              7,064.94             7,727.00              7,652.47
03/31/09           6,418.69              7,922.66             8,769.00              8,516.86
04/30/09           7,033.02              7,466.10             8,168.00              7,584.09
05/31/09           7,426.40              9,698.44            10,766.00             10,194.65
06/30/09           7,441.13              8,609.80             9,360.00              8,718.47
07/31/09           8,003.95              9,204.69            10,063.00              9,176.78
08/31/09           8,292.93              9,286.83            10,136.00              9,112.76
09/30/09           8,602.38             10,440.02            11,430.00             10,442.41
10/31/09           8,442.58             10,100.77            11,036.00              9,799.31
11/30/09           8,948.99             11,970.94            13,161.00             11,779.76
12/31/09           9,121.85             11,304.09            12,631.00             10,693.11
01/31/10           8,793.70             10,232.54            11,376.00              9,434.21
02/28/10           9,066.10             10,947.22            12,175.00             10,185.61
03/31/10           9,613.20             11,401.28            12,516.00             10,279.97
04/30/10           9,764.97             12,631.46            14,090.00             11,746.00
05/31/10           8,985.23             12,204.89            13,719.00             11,543.00
06/30/10           8,514.87             12,511.02            14,027.00             12,082.36
07/31/10           9,111.44             12,248.97            13,604.00             11,229.21
08/31/10           8,700.12             13,399.13            14,982.00             12,459.34
09/30/10           9,476.55             14,471.88            16,095.00             13,038.60
10/31/10           9,837.13             15,031.81            16,263.00             13,322.96
11/30/10           9,838.39             15,592.06            16,886.00             13,858.59
12/31/10          10,495.91             16,403.81            17,730.00             14,408.99
01/31/11          10,744.67             14,578.08            15,469.00             12,651.67
02/28/11          11,112.78             15,930.81            16,757.00             14,041.24
03/31/11          11,117.20             16,090.94            16,930.00             14,125.81
04/30/11          11,446.44             16,799.01            17,916.00             14,614.49
05/31/11          11,316.87             15,812.95            16,781.00             13,653.24
06/30/11          11,128.23             14,991.97            16,154.00             12,845.81
07/31/11          10,901.94             15,730.60            16,922.00             13,385.35
08/31/11          10,309.72             16,685.74            18,300.00             14,772.59
09/30/11           9,584.96             14,029.74            15,779.00             12,981.86
10/31/11          10,632.53             15,180.99            16,641.00             13,851.75
11/30/11          10,609.03             15,249.45            16,674.00             14,222.19
12/31/11          10,717.55             13,237.99            14,300.00             12,179.45
01/31/12          11,197.87             14,803.31            15,933.00             13,363.30
02/29/12          11,682.08             14,549.90            15,517.00             13,109.90
03/31/12          12,066.53             12,995.78            13,977.00             11,739.52
04/30/12          11,990.79             12,344.44            13,303.00             10,987.41
05/31/12          11,270.14             11,073.66            11,933.00             10,382.40
06/30/12          11,734.49             11,252.61            12,136.00             10,631.62
07/31/12          11,897.47             11,047.20            11,721.00             10,180.21
08/31/12          12,165.44             12,128.97            12,934.00             11,395.94
09/30/12          12,479.81             13,671.71            14,710.00             12,764.76
10/31/12          12,249.38             13,360.44            14,374.00             12,581.41
11/30/12          12,320.44             12,236.78            12,976.00             11,324.04
12/31/12          12,432.74             11,927.74            12,634.00             11,148.40
01/31/13          13,076.69             11,053.06            11,518.00             10,007.70
02/28/13          13,254.21              9,894.10            10,209.00              9,011.66
03/31/13          13,751.28              9,878.52            10,308.00              9,132.08
04/30/13          14,016.22              8,211.59             8,385.00              7,318.36
05/31/13          14,344.09              7,884.62             7,865.00              7,127.30
06/30/13          14,151.46              6,535.88             6,551.00              5,911.74
07/31/13          14,871.55              7,265.47             7,377.00              6,514.90
08/31/13          14,440.85              7,811.26             7,996.00              6,794.59
09/30/13          14,893.70              7,171.26             7,264.00              6,068.93
10/31/13          15,578.33              7,176.22             7,283.00              6,084.25
11/30/13          16,053.07              6,393.92             6,420.00              5,380.91
12/31/13          16,459.47              6,221.22             6,163.00              5,172.32
01/31/14          15,890.40              6,791.55             6,775.00              5,730.60
02/28/14          16,617.28              7,577.49             7,680.00              6,330.81
03/31/14          16,756.96              6,985.20             7,044.00              5,785.26
04/30/14          16,880.83              7,170.72             7,242.00              5,920.01
05/31/14          17,277.09              6,770.11             6,676.00              5,505.01
06/30/14          17,633.99              7,940.24             8,019.00              6,481.02
07/31/14          17,390.80              7,765.82             7,802.00              6,371.62
08/31/14          18,086.53              7,898.53             8,071.00              6,557.77
09/30/14          17,832.89              6,469.40             6,507.00              5,261.00
10/31/14          18,268.46              5,409.78             5,366.00              4,295.29
11/30/14          18,759.78              5,669.82             5,640.00              4,549.76
12/31/14          18,712.53              5,699.33             5,667.00              4,567.19
01/31/15          18,150.79              6,410.98             6,505.00              5,496.85
02/28/15          19,193.94              6,217.70             6,227.00              5,267.07
03/31/15          18,890.40              5,476.23             5,442.00              4,541.48
04/30/15          19,071.62              5,974.07             6,007.00              5,007.97
05/31/15          19,316.86              5,896.69             5,897.00              4,864.85
06/30/15          18,942.93              5,464.24             5,432.00              4,410.01
07/31/15          19,339.80              4,467.99             4,268.00              3,423.20
08/31/15          18,172.96              4,580.74             4,412.00              3,494.69
09/30/15          17,723.30              4,421.12             4,258.00              3,415.62
10/31/15          19,218.33              4,736.21             4,599.00              3,730.96
11/30/15          19,275.48              4,341.11             4,172.00              3,414.38
12/31/15          18,971.47              4,356.87             4,177.00              3,445.83
01/31/16          18,030.03              4,399.33             4,177.00              3,561.25
02/29/16          18,005.70              5,654.18             5,499.00              4,847.37
03/31/16          19,227.17              6,018.20             5,868.00              5,041.98
04/30/16          19,301.71              7,625.93             7,506.00              6,457.71
05/31/16          19,648.34              6,804.86             6,697.00              5,687.49
06/30/16          19,699.25              8,275.02             8,115.00              6,982.70
07/31/16          20,425.54              9,063.16             8,819.00              7,685.21
08/31/16          20,454.21              7,786.21             7,487.00              6,437.21
09/30/16          20,458.08              8,136.14             7,861.00              6,681.40
10/31/16          20,084.90              7,539.15             7,209.00              6,193.96
11/30/16          20,828.74              6,430.45             6,146.00              5,270.71

                                   [END CHART]

                      Data from 7/31/08 through 11/30/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Precious Metals and Minerals Fund Institutional Shares to the Fund's benchmarks listed above (see page 8 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Precious Metals Equity Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the S&P 500 Index, the Lipper Precious Metals Equity Funds Index, and the NYSE Arca Gold Miners (GDM) Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

================================================================================

10  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

USAA PRECIOUS METALS AND MINERALS FUND ADVISER SHARES (ADVISER SHARES) (Ticker Symbol: UPMMX)

--------------------------------------------------------------------------------
                                          11/30/16                  5/31/16
--------------------------------------------------------------------------------
Net Assets                             $17.4 Million             $16.9 Million
Net Asset Value Per Share                 $12.63                    $13.79

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/16
--------------------------------------------------------------------------------
 5/31/16-11/30/16*       1 YEAR        5 YEARS         SINCE INCEPTION 8/01/10
       -8.41%            46.86%        -18.42%                 -12.14%

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
 1 YEAR                     5 YEARS                    SINCE INCEPTION 8/01/10
 46.20%                     -15.94%                            -12.05%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 5/31/16**
--------------------------------------------------------------------------------
                                      1.38%

               (Includes acquired fund fees and expenses of 0.01%)

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2016, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF  CUMULATIVE PERFORMANCE COMPARISON]

                                                                           USAA PRECIOUS
                                 LIPPER PRECIOUS      NYSE ARCA GOLD         METALS AND
                                  METALS EQUITY        MINERS (GDM)         MINERALS FUND
              S&P 500 INDEX        FUNDS INDEX            INDEX            ADVISER SHARES
07/31/10        $10,000.00         $10,000.00          $10,000.00            $10,000.00
08/31/10          9,548.56          10,938.98           11,095.47             11,031.00
09/30/10         10,400.72          11,814.77           11,611.32             11,845.00
10/31/10         10,796.45          12,271.90           11,864.55             11,963.00
11/30/10         10,797.84          12,729.28           12,341.55             12,416.00
12/31/10         11,519.47          13,391.99           12,831.70             13,028.00
01/31/11         11,792.50          11,901.47           11,266.75             11,366.00
02/28/11         12,196.50          13,005.84           12,504.21             12,302.00
03/31/11         12,201.36          13,136.57           12,579.52             12,424.00
04/30/11         12,562.70          13,714.63           13,014.71             13,144.00
05/31/11         12,420.50          12,909.61           12,158.68             12,302.00
06/30/11         12,213.46          12,239.37           11,439.64             11,837.00
07/31/11         11,965.10          12,842.39           11,920.11             12,393.00
08/31/11         11,315.13          13,622.16           13,155.50             13,396.00
09/30/11         10,519.69          11,453.82           11,560.79             11,548.00
10/31/11         11,669.42          12,393.69           12,335.46             12,177.00
11/30/11         11,643.64          12,449.58           12,665.35             12,193.00
12/31/11         11,762.74          10,807.43           10,846.22             10,451.00
01/31/12         12,289.89          12,085.35           11,900.47             11,641.00
02/29/12         12,821.33          11,878.47           11,674.82             11,332.00
03/31/12         13,243.27          10,609.69           10,454.45             10,200.00
04/30/12         13,160.15          10,077.94            9,784.66              9,706.00
05/31/12         12,369.21           9,040.48            9,245.88              8,703.00
06/30/12         12,878.85           9,186.57            9,467.82              8,848.00
07/31/12         13,057.72           9,018.88            9,065.83              8,540.00
08/31/12         13,351.82           9,902.03           10,148.47              9,421.00
09/30/12         13,696.85          11,161.52           11,367.46             10,709.00
10/31/12         13,443.95          10,907.40           11,204.18             10,461.00
11/30/12         13,521.94           9,990.04           10,084.44              9,441.00
12/31/12         13,645.19           9,737.75            9,928.03              9,190.00
01/31/13         14,351.94           9,023.66            8,912.20              8,377.00
02/28/13         14,546.77           8,077.50            8,025.19              7,422.00
03/31/13         15,092.32           8,064.78            8,132.43              7,488.00
04/30/13         15,383.10           6,703.90            6,517.25              6,092.00
05/31/13         15,742.94           6,436.96            6,347.10              5,710.00
06/30/13         15,531.53           5,335.87            5,264.61              4,755.00
07/31/13         16,321.84           5,931.50            5,801.74              5,355.00
08/31/13         15,849.13           6,377.08            6,050.82              5,799.00
09/30/13         16,346.15           5,854.58            5,404.59              5,265.00
10/31/13         17,097.55           5,858.63            5,418.23              5,279.00
11/30/13         17,618.58           5,219.97            4,791.88              4,652.00
12/31/13         18,064.61           5,078.97            4,606.13              4,463.00
01/31/14         17,440.04           5,544.59            5,103.30              4,904.00
02/28/14         18,237.82           6,186.23            5,637.80              5,562.00
03/31/14         18,391.12           5,702.69            5,151.97              5,100.00
04/30/14         18,527.07           5,854.14            5,271.97              5,241.00
05/31/14         18,961.97           5,527.08            4,902.40              4,828.00
06/30/14         19,353.68           6,482.37            5,771.57              5,796.00
07/31/14         19,086.78           6,339.98            5,674.15              5,641.00
08/31/14         19,850.34           6,448.32            5,839.92              5,834.00
09/30/14         19,571.97           5,281.59            4,685.10              4,700.00
10/31/14         20,050.02           4,416.52            3,825.10              3,873.00
11/30/14         20,589.26           4,628.81            4,051.72              4,070.00
12/31/14         20,537.39           4,652.91            4,067.24              4,089.00
01/31/15         19,920.87           5,233.89            4,895.14              4,693.00
02/28/15         21,065.76           5,076.10            4,690.51              4,490.00
03/31/15         20,732.61           4,470.77            4,044.35              3,922.00
04/30/15         20,931.50           4,877.20            4,459.77              4,330.00
05/31/15         21,200.67           4,814.03            4,332.32              4,246.00
06/30/15         20,790.26           4,460.98            3,927.26              3,911.00
07/31/15         21,225.85           3,647.65            3,048.48              3,074.00
08/31/15         19,945.21           3,739.69            3,112.14              3,175.00
09/30/15         19,451.70           3,609.38            3,041.73              3,063.00
10/31/15         21,092.53           3,866.62            3,322.55              3,304.00
11/30/15         21,155.25           3,544.06            3,040.63              3,001.00
12/31/15         20,821.59           3,556.93            3,068.63              3,001.00
01/31/16         19,788.34           3,591.60            3,171.42              3,001.00
02/29/16         19,761.64           4,616.05            4,316.75              3,946.00
03/31/16         21,102.23           4,913.23            4,490.06              4,211.00
04/30/16         21,184.04           6,225.78            5,750.81              5,391.00
05/31/16         21,564.47           5,555.46            5,064.90              4,811.00
06/30/16         21,620.34           6,755.69            6,218.34              5,830.00
07/31/16         22,417.46           7,399.12            6,843.94              6,336.00
08/31/16         22,448.93           6,356.63            5,732.55              5,377.00
09/30/16         22,453.18           6,642.31            5,950.02              5,642.00
10/31/16         22,043.60           6,154.92            5,515.94              5,171.00
11/30/16         22,859.99           5,249.79            4,693.75              4,407.00

                                   [END CHART]

                      Data from 7/31/10 through 11/30/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Precious Metals and Minerals Fund Adviser Shares to the Fund's benchmarks listed above (see page 8 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Precious Metals Equity Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the S&P 500 Index, the Lipper Precious Metals Equity Funds Index, and the NYSE Arca Gold Miners (GDM) Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

12  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

                      o TOP 10 EQUITY HOLDINGS - 11/30/16 o
                                (% of Net Assets)

Royal Gold, Inc. .......................................................... 4.9%
Newmont Mining Corp. ...................................................... 4.8%
Randgold Resources Ltd. ADR ............................................... 4.6%
Agnico-Eagle Mines Ltd. ................................................... 4.5%
Goldcorp, Inc. ............................................................ 4.4%
Newcrest Mining Ltd. ...................................................... 4.1%
Silver Wheaton Corp. ...................................................... 3.7%
Centerra Gold, Inc. ....................................................... 3.5%
Eldorado Gold Corp. ....................................................... 3.5%
Compania de Minas Buenaventura S.A. ADR ................................... 3.4%

                         o ASSET ALLOCATION - 11/30/16 o

                         [PIE CHART OF ASSET ALLOCATION]

GOLD                                                                       87.5%
SILVER                                                                     10.0%
MONEY MARKET INSTRUMENTS                                                    1.7%
PLATINUM GROUP METALS                                                       1.3%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 14-17.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

PORTFOLIO OF INVESTMENTS

November 30, 2016 (unaudited)

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (98.8%)

              COMMON STOCKS (98.8%)

              GOLD (87.5%)

              AFRICAN GOLD COMPANIES (4.3%)
    900,000   AngloGold Ashanti Ltd. ADR*                                                            $  9,846
    403,000   Endeavour Mining Corp.*                                                                   6,069
  3,200,000   Gold Fields Ltd. ADR                                                                      9,824
  8,566,400   Great Basin Gold Ltd.*(a)                                                                     -
  6,500,000   Great Basin Gold Ltd.*(a),(b),(c)                                                             -
                                                                                                     --------
                                                                                                       25,739
                                                                                                     --------
              AUSTRALIAN GOLD COMPANIES (15.7%)
  8,200,000   Doray Minerals Ltd.*(d)                                                                   2,991
  7,063,636   Kingsgate Consolidated Ltd.*                                                              1,278
  6,289,968   Metals X Ltd.*(d)                                                                         2,950
  1,700,000   Newcrest Mining Ltd.(d)                                                                  24,135
  2,400,000   Northern Star Resources Ltd.(d)                                                           6,252
  7,900,000   OceanaGold Corp.                                                                         21,936
 23,595,000   Perseus Mining Ltd.*                                                                      9,836
 13,500,000   Ramelius Resources Ltd.*(d)                                                               4,890
  7,200,574   Saracen Mineral Holdings Ltd.*(d)                                                         4,977
  7,200,000   St. Barbara Ltd.*(d)                                                                     11,561
  3,144,984   Westgold Resources Ltd.*(a)                                                               2,909
                                                                                                     --------
                                                                                                       93,715
                                                                                                     --------
              EUROPEAN GOLD COMPANIES (6.9%)
  8,500,000   Centamin plc                                                                             13,794
    381,100   Randgold Resources Ltd. ADR                                                              27,394
                                                                                                     --------
                                                                                                       41,188
                                                                                                     --------
              NORTH AMERICAN GOLD COMPANIES (57.2%)
    660,000   Agnico-Eagle Mines Ltd.                                                                  27,093
  8,161,500   Alacer Gold Corp.*                                                                       14,946
  3,000,000   Alamos Gold, Inc. "A"                                                                    19,095
  3,287,600   Asanko Gold, Inc.*                                                                       11,527
  3,044,572   AuRico Metals, Inc.*                                                                      2,221
    240,000   Axmin, Inc.*(b)                                                                               8
  1,700,000   B2Gold Corp.*                                                                             4,113

================================================================================

14  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
    900,000   Barrick Gold Corp.                                                                     $ 13,518
  4,072,700   Centerra Gold, Inc.                                                                      21,041
    400,000   Detour Gold Corp.*                                                                        5,098
  5,344,600   Dundee Precious Metals, Inc.*                                                             8,156
  7,562,000   Eldorado Gold Corp.*                                                                     20,720
  2,000,000   Goldcorp, Inc.                                                                           26,380
  1,800,000   Golden Star Resources Ltd.*                                                               1,593
  1,751,200   Guyana Goldfields, Inc.*                                                                  7,170
  1,100,000   IAMGOLD Corp.*                                                                            4,037
  3,900,000   Kinross Gold Corp.*                                                                      12,831
    850,000   Kirkland Lake Gold, Inc.*                                                                 4,720
  1,333,200   Klondex Mines Ltd.*                                                                       6,451
  8,427,000   Mandalay Resources Corp.                                                                  4,203
  5,757,622   Nautilus Minerals, Inc.*(b),(c)                                                             772
  2,000,000   New Gold, Inc.*                                                                           7,160
    875,000   Newmont Mining Corp.                                                                     28,385
    375,000   Northern Star Mining Corp.*(a),(b)                                                            -
    535,700   Osisko Gold Royalties Ltd.                                                                5,248
  1,052,830   Pretium Resources, Inc.*                                                                  9,202
  3,738,500   Primero Mining Corp.*                                                                     3,284
    420,000   Royal Gold, Inc.                                                                         29,249
  5,200,000   SEMAFO, Inc.*                                                                            15,833
  1,600,000   Tahoe Resources, Inc.                                                                    15,377
    420,000   Torex Gold Resources, Inc.*                                                               6,291
  1,900,000   Yamana Gold, Inc.                                                                         5,681
                                                                                                     --------
                                                                                                      341,403
                                                                                                     --------
              SOUTH AMERICAN GOLD COMPANIES (3.4%)
  1,800,000   Compania de Minas Buenaventura S.A. ADR                                                  20,106
                                                                                                     --------
              Total Gold (cost: $787,330)                                                             522,151
                                                                                                     --------

              PLATINUM GROUP METALS (1.3%)
  5,200,000   Platinum Group Metals Ltd.* (cost: $14,833)                                               8,060
                                                                                                     --------
              SILVER (10.0%)
    750,000   Fresnillo plc(d)                                                                         11,220
    696,000   MAG Silver Corp.*                                                                         8,632
  1,050,000   Pan American Silver Corp.                                                                17,693
  1,200,000   Silver Wheaton Corp.                                                                     21,876
                                                                                                     --------
              Total Silver (cost: $58,540)                                                             59,421
                                                                                                     --------
              Total Common Stocks (cost: $860,703)                                                    589,632
                                                                                                     --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              WARRANTS (0.0%)

              GOLD (0.0%)

              NORTH AMERICAN GOLD COMPANIES (0.0%)
    632,000   Primero Mining Corp.* (cost: $101)                                                     $     67
                                                                                                     --------
              Total Equity Securities (cost: $860,804)                                                589,699
                                                                                                     --------

              MONEY MARKET INSTRUMENTS (1.7%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.7%)
 10,391,932   State Street Institutional Treasury Money Market Fund Premier Class, 0.25%(e)            10,392
                                                                                                     --------
              Total Money Market Instruments (cost: $10,392)                                           10,392
                                                                                                     --------
              TOTAL INVESTMENTS (COST: $871,196)                                                     $600,091
                                                                                                     ========

-------------------------------------------------------------------------------------------------------------
($ IN 000s)                                    VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------------
ASSETS                                      LEVEL 1           LEVEL 2            LEVEL 3                TOTAL
-------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                            $517,747           $71,885                 $-             $589,632
  Warrants                                       67                 -                  -                   67

Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                       10,392                 -                  -               10,392
-------------------------------------------------------------------------------------------------------------
Total                                      $528,206           $71,885                 $-             $600,091
-------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

-------------------------------------------------------------------------------------------------------------
                                    RECONCILIATION OF LEVEL 3 INVESTMENTS
-------------------------------------------------------------------------------------------------------------
                                                                                                COMMON STOCKS
-------------------------------------------------------------------------------------------------------------
Balance as of May 31, 2016                                                                            $ 1,174
Purchases                                                                                                   -
Sales                                                                                                       -
Transfers into Level 3                                                                                      -
Transfers out of Level 3                                                                               (1,174)
Net realized gain (loss) on investments                                                                     -
Change in net unrealized appreciation/(depreciation) of investments                                         -
-------------------------------------------------------------------------------------------------------------
Balance as of November 30, 2016                                                                       $     -
-------------------------------------------------------------------------------------------------------------

================================================================================

16  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

                      FAIR VALUE LEVEL TRANSFERS
                      --------------------------

For the period of June 1, 2016, through November 30, 2016, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                                         TRANSFERS INTO             TRANSFERS INTO             TRANSFERS INTO
                                               (OUT OF)                   (OUT OF)                   (OUT OF)
ASSETS ($ IN 000s)                              LEVEL 1                    LEVEL 2                    LEVEL 3
-------------------------------------------------------------------------------------------------------------
Common Stocks(I),(II)                         $(63,947)                    $65,121                   $(1,174)
-------------------------------------------------------------------------------------------------------------

(I) Transferred from Level 1 to Level 2 due to an assessment of events at the end of the current reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets.

(II) Transferred from Level 3 to Level 1 due to the availability of significant observable valuation inputs once the securities began actively trading.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 83.8% of net assets at November 30, 2016.

o   CATEGORIES AND DEFINITIONS

    WARRANTS - Entitle the holder to buy a proportionate amount of common stock at a specified price for a stated period.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o   SPECIFIC NOTES

    (a) Security was fair valued at November 30, 2016, by USAA Asset
        Management Company (the Manager) in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees (the Board). The total value of all such securities was $2,909,000, which represented 0.5% of the Fund's net assets.

================================================================================

18  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

    (b) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at November 30, 2016, was $780,000, which represented 0.1% of the Fund's net assets.

    (c) Restricted security that is not registered under the Securities Act of 1933.

    (d) Securities with a value of $68,976,000, which represented 11.6% of the Fund's net assets, were classified as Level 2 at November 30, 2016, due to the prices being adjusted to take into account significant market movements following the close of local trading.

    (e) Rate represents the money market fund annualized seven-day yield at November 30, 2016.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  19

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (cost of $871,196)                          $  600,091
  Cash denominated in foreign currencies (identified cost of $1,770)                          1,752
  Receivables:
    Capital shares sold                                                                         275
    Dividends and interest                                                                    3,802
    Securities sold                                                                           1,143
                                                                                         ----------
        Total assets                                                                        607,063
                                                                                         ----------
LIABILITIES
  Payables:
    Securities purchased                                                                      7,966
    Capital shares redeemed                                                                     367
  Unrealized depreciation on foreign currency contracts held, at value                            1
  Accrued management fees                                                                       373
  Accrued transfer agent's fees                                                                  58
  Other accrued expenses and payables                                                         1,296
                                                                                         ----------
        Total liabilities                                                                    10,061
                                                                                         ----------
            Net assets applicable to capital shares outstanding                          $  597,002
                                                                                         ==========
NET ASSETS CONSIST OF:
  Paid-in capital                                                                        $1,467,132
  Accumulated undistributed net investment loss                                             (24,439)
  Accumulated net realized loss on investments                                             (573,413)
  Net unrealized depreciation of investments                                               (271,105)
  Net unrealized depreciation of foreign currency translations                               (1,173)
                                                                                         ----------
            Net assets applicable to capital shares outstanding                          $  597,002
                                                                                         ==========
  Net asset value, redemption price, and offering price per share:
    Fund Shares (net assets of $570,033/44,766 capital shares
      outstanding, no par value)                                                         $    12.73
                                                                                         ==========
    Institutional Shares (net assets of $9,602/749 capital
      shares outstanding, no par value)                                                  $    12.82
                                                                                         ==========
    Adviser Shares (net assets of $17,367/1,375 capital shares
      outstanding, no par value)                                                         $    12.63
                                                                                         ==========

See accompanying notes to financial statements.

================================================================================

20  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $161)                                       $   5,342
  Interest                                                                                       63
                                                                                          ---------
    Total income                                                                              5,405
                                                                                          ---------
EXPENSES
  Management fees                                                                             2,733
  Administration and servicing fees:
    Fund Shares                                                                                 551
    Institutional Shares                                                                          7
    Adviser Shares                                                                               17
  Transfer agent's fees:
    Fund Shares                                                                                 969
    Institutional Shares                                                                          7
    Adviser Shares                                                                                3
  Distribution and service fees (Note 6D):
    Adviser Shares                                                                               27
  Custody and accounting fees:
    Fund Shares                                                                                  56
    Institutional Shares                                                                          1
    Adviser Shares                                                                                2
  Postage:
    Fund Shares                                                                                  44
    Adviser Shares                                                                                1
  Shareholder reporting fees:
    Fund Shares                                                                                  21
  Trustees' fees                                                                                 15
  Registration fees:
    Fund Shares                                                                                  25
    Institutional Shares                                                                         13
    Adviser Shares                                                                                7
  Professional fees                                                                              53
  Other                                                                                           9
                                                                                          ---------
      Total expenses                                                                          4,561
                                                                                          ---------
NET INVESTMENT INCOME                                                                           844
                                                                                          ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
  Net realized gain (loss) on:
    Investments                                                                             (29,022)
    Foreign currency transactions                                                                 9
  Change in net unrealized appreciation/(depreciation) of:
    Investments                                                                             (21,688)
    Foreign currency translations                                                              (241)
                                                                                          ---------
      Net realized and unrealized loss                                                      (50,942)
                                                                                          ---------
  Decrease in net assets resulting from operations                                        $ (50,098)
                                                                                          =========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  21

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 2016 (unaudited), and year ended
May 31, 2016

---------------------------------------------------------------------------------------------------
                                                                           11/30/2016     5/31/2016
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income (loss)                                               $    844     $  (1,490)
  Net realized loss on investments                                            (29,022)     (358,969)
  Payment from USAA Asset Management Company for loss
    realized on disposal of investments in violation of restrictions                -            52
  Net realized gain on foreign currency transactions                                9            23
  Change in net unrealized appreciation/(depreciation) of:
    Investments                                                               (21,688)      421,095
    Foreign currency translations                                                (241)         (929)
                                                                             ----------------------
    Increase (decrease) in net assets resulting from operations               (50,098)       59,782
                                                                             ----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Fund Shares                                                                     -             -
    Institutional Shares                                                            -             -
    Adviser Shares                                                                  -             -
                                                                             ----------------------
      Distributions to shareholders                                                 -             -
                                                                             ----------------------
NET DECREASE IN NET ASSETS FROM CAPITAL SHARE
TRANSACTIONS (NOTE 5)
  Fund Shares                                                                 (29,514)       (3,482)
  Institutional Shares                                                         (4,541)     (128,077)
  Adviser Shares                                                                3,079         2,436
                                                                             ----------------------
    Total net decrease in net assets from capital share
      transactions                                                            (30,976)     (129,123)
                                                                             ----------------------
  Capital contribution from USAA Transfer Agency
    Company (Note 6C):
    Institutional Shares                                                           13             -
                                                                             ----------------------
  Net decrease in net assets                                                  (81,061)      (69,341)

NET ASSETS
  Beginning of period                                                         678,063       747,404
                                                                             ----------------------
  End of period                                                              $597,002     $ 678,063
                                                                             ======================
Accumulated undistributed net investment loss:
  End of period                                                              $(24,439)    $ (25,283)
                                                                             ======================

See accompanying notes to financial statements.

================================================================================

22  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Precious Metals and Minerals Fund (the Fund), which is classified as nondiversified under the 1940 Act. The Fund's investment objective is to seek long-term capital appreciation and to protect the purchasing power of shareholders' capital against inflation.

The Fund concentrates its investments in equity securities of domestic and foreign companies engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds. As such, the Fund may be exposed to more risk than portfolios with a broader industry diversification. As a nondiversified fund, the Fund may invest a greater percentage of its assets in a single issuer. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund's investment results because this Fund may be more susceptible to risk associated with a single economic, political, or regulatory event than a diversified fund.

The Fund consists of three classes of shares: Precious Metals and Minerals Fund Shares (Fund Shares), Precious Metals and Minerals Fund

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

Institutional Shares (Institutional Shares), and Precious Metals and Minerals Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board

================================================================================

24  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

    regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

       prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

================================================================================

26  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold. Level 2 securities include equity securities that are valued using market inputs and other observable factors deemed by the Manager to appropriately reflect fair value.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

    income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

================================================================================

28  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended November 30, 2016, there were no custodian and other bank credits.

H. REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the six-month period ended November 30, 2016, the Adviser Shares charged redemption fees of $3,000.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates with other USAA Funds in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The USAA Funds are assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the six-month period ended November 30, 2016, the Fund paid CAPCO facility fees of $2,000, which represents 1.1% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended November 30, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined as of the Fund's tax year-end of May 31, 2017, in accordance with applicable federal tax law.

================================================================================

30  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal income tax.

At May 31, 2016, the Fund had net capital loss carryforwards of $544,339,000, for federal income tax purposes, as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                               CAPITAL LOSS CARRYFORWARDS
                       ------------------------------------------
                                      TAX CHARACTER
                       ------------------------------------------
                      (NO EXPIRATION)                   BALANCE
                       -------------                 ------------
                        Short-Term                   $ 15,316,000
                         Long-Term                    529,023,000
                                                     ------------
                             Total                   $544,339,000
                                                     ============

For the six-month period ended November 30, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 2016, were $64,166,000 and $66,492,000, respectively.

As of November 30, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as their cost reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of November 30, 2016, were $87,709,000 and $358,814,000, respectively, resulting in net unrealized depreciation of $271,105,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

(5) CAPITAL SHARE TRANSACTIONS

At November 30, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                            SIX-MONTH PERIOD                YEAR ENDED
                                         ENDED NOVEMBER 30, 2016           MAY 31, 2016
---------------------------------------------------------------------------------------------
                                           SHARES       AMOUNT         SHARES         AMOUNT
                                           --------------------------------------------------
  FUND SHARES:
  Shares sold                               4,101      $ 65,854         9,859       $ 104,119
  Shares issued from
    reinvested dividends                        -**           -**           -**             -**
  Shares redeemed                          (5,889)      (95,368)       (9,955)       (107,601)
                                           --------------------------------------------------
  Net decrease from capital
    share transactions                     (1,788)     $(29,514)          (96)      $  (3,482)
                                           ==================================================
  INSTITUTIONAL SHARES:
  Shares sold                                 109      $  1,763         3,002       $  29,044
  Shares issued from
    reinvested dividends                        -             -             -               -
  Shares redeemed                            (365)       (6,304)      (15,094)       (157,121)
                                           --------------------------------------------------
  Net decrease from capital
    share transactions                       (256)     $ (4,541)      (12,092)      $(128,077)
                                           ==================================================
  ADVISER SHARES:
  Shares sold                                 472      $  7,929           798       $   8,826
  Shares issued from
    reinvested dividends                        -             -             -               -
  Shares redeemed*                           (320)       (4,850)         (588)         (6,390)
                                           --------------------------------------------------
  Net increase from capital
    share transactions                        152      $  3,079           210       $   2,436
                                           ==================================================

*  Net of redemption fees, if any.
** Represents less than 500 shares or $500.

================================================================================

32  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the six-month period ended November 30, 2016, the Fund had no subadviser(s).

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Precious Metals Equity Funds Index. The Lipper Precious Metals Equity Funds Index tracks the total return performance of the funds within the Lipper Precious Metals Equity Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                           ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                        (IN BASIS POINTS)(1)
    ------------------------------------------------------------------
    +/- 100 to 400                              +/- 4
    +/- 401 to 700                              +/- 5
    +/- 701 and greater                         +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Precious Metals Equity Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the six-month period ended November 30, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $2,733,000, which included a performance adjustment for the Fund Shares, Institutional Shares, and Adviser Shares of $(129,000), $(24,000), and $(3,000),
    respectively. For the Fund Shares, Institutional Shares, and Adviser Shares, the performance adjustments were (0.04)%, (0.36)%, and (0.03)%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the six-month period ended November 30, 2016, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $551,000, $7,000, and $17,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended November 30, 2016, the Fund reimbursed the Manager $10,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

================================================================================

34  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the six-month period ended November 30, 2016, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $969,000, $7,000, and $3,000, respectively. Additionally, the Institutional Shares recorded a capital contribution from SAS of $13,000 at November 30, 2016, for adjustments related to corrections to certain shareholder transactions.

D. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the six-month period ended November 30, 2016, the Adviser Shares incurred distribution and service (12b-1) fees of $27,000.

E. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of November 30, 2016, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                0.1
Cornerstone Equity                                                      0.2
Target Retirement Income                                                0.1
Target Retirement 2020                                                  0.1
Target Retirement 2030                                                  0.4
Target Retirement 2040                                                  0.4
Target Retirement 2050                                                  0.2
Target Retirement 2060                                                  0.0*

* Represents less than 0.1%

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At November 30, 2016, USAA and its affiliates owned 130,000 Adviser Shares, which represents 9.5% of the Adviser Shares outstanding and 0.3% of the Fund's outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) adopted final rules intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements. The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and related disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

36  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                              SIX-MONTH
                             PERIOD ENDED
                             NOVEMBER 30,                         YEAR ENDED MAY 31,
                             ----------------------------------------------------------------------------------------------
                                 2016            2016           2015             2014            2013                  2012
                             ----------------------------------------------------------------------------------------------
Net asset value at
  beginning of period        $  13.90        $  12.29       $  14.12         $  16.69        $  25.80            $    40.55
                             ----------------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment
    income (loss)                (.02)            .08           (.06)(a)         (.02)(a)        (.00)(a),(b)          (.07)(a)
 Net realized and
   unrealized gain (loss)       (1.15)           1.53(c)       (1.61)(a)        (2.53)(a)       (8.67)(a)            (10.76)(a)
                             ----------------------------------------------------------------------------------------------
Total from investment
  operations                    (1.17)           1.61          (1.67)(a)        (2.55)(a)       (8.67)(a)            (10.83)(a)
                             ----------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income             -               -           (.16)            (.02)              -                  (.08)
  Realized capital gains            -               -              -                -            (.44)                (3.84)
                             ----------------------------------------------------------------------------------------------
Total distributions                 -               -           (.16)            (.02)           (.44)                (3.92)
                             ----------------------------------------------------------------------------------------------
Net asset value at
  end of period              $  12.73        $  13.90       $  12.29         $  14.12        $  16.69            $    25.80
                             ==============================================================================================
Total return (%)*               (8.42)          13.10(c)      (11.77)          (15.26)         (34.23)               (29.04)
Net assets at end
  of period (000)            $570,033        $647,140       $573,456         $710,487        $841,841            $1,577,939
Ratios to average
  net assets:**
  Expenses (%)(d)                1.19(e)         1.33           1.25             1.24            1.18                  1.17
  Net investment
    income (loss) (%)             .22(e)         (.31)          (.46)            (.13)           (.01)                 (.21)
Portfolio turnover (%)              9              17              8               10              15                    20

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended November 30, 2016, average net assets were
    $732,473,000.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.
(c) During the year ended May 31, 2016, the Manager reimbursed the Fund
    Shares $50,000 for a loss incurred from the sale of a security that exceeded the amount allowed to be held of that type of security under the
    Fund's investment restrictions. The effect of this reimbursement on the
    Fund Shares' net realized loss and total return was less than $0.01/0.01%
    per share.
(d) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                    -               -              -             (.00%)(+)       (.00%)(+)             (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(e) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                 SIX-MONTH
                               PERIOD ENDED
                                NOVEMBER 30,                            YEAR ENDED MAY 31,
                               --------------------------------------------------------------------------------------------
                                    2016             2016             2015             2014            2013            2012
                               --------------------------------------------------------------------------------------------
Net asset value at
  beginning of period             $13.98          $ 12.34         $  14.17         $  16.77        $  25.87        $  40.67
                                  -----------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment
    income (loss)(a)                 .04              .01             (.03)             .02             .06             .02
 Net realized and
   unrealized gain (loss)(a)       (1.20)            1.63(b)         (1.60)           (2.56)          (8.72)         (10.81)
                                  -----------------------------------------------------------------------------------------
Total from investment
  operations(a)                    (1.16)            1.64            (1.63)           (2.54)          (8.66)         (10.79)
                                  -----------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                -                -             (.20)            (.06)              -            (.17)
  Realized capital gains               -                -                -                -            (.44)          (3.84)
                                  -----------------------------------------------------------------------------------------
Total distributions                    -                -             (.20)            (.06)           (.44)          (4.01)
                                  -----------------------------------------------------------------------------------------
Net asset value at
  end of period                   $12.82          $ 13.98         $  12.34         $  14.17        $  16.77        $  25.87
                                  =========================================================================================
Total return (%)*                  (8.30)           13.29(b)        (11.46)          (15.11)         (34.10)         (28.89)
Net assets at
  end of period (000)             $9,602          $14,050         $161,591         $183,768        $317,818        $145,782
Ratios to average
  net assets:**
  Expenses (%)(c)                    .83(d)           .99              .99             1.00             .99             .97
  Net investment
    income (loss) (%)                .51(d)           .13             (.20)             .11             .27             .05
Portfolio turnover (%)                 9               17                8               10              15              20

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended November 30, 2016, average net assets were
    $13,218,000.
(a) Calculated using average shares. For the six-month period ended
    November 30, 2016, average shares were 825,000.
(b) During the year ended May 31, 2016, the Manager reimbursed the
    Institutional Shares $1,000 for a loss incurred from the sale of a security that exceeded the amount allowed to be held of that type of security under the Fund's investment restrictions. The effect of this reimbursement on the
    Institutional Shares' net realized loss and total return was less than
    $0.01/0.01% per share.
(c) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional
    Shares' expenses paid indirectly decreased the expense ratios as follows:
                                       -                -                -             (.00%)(+)       (.00%)(+)       (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

38  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                  SIX-MONTH
                                 PERIOD ENDED
                                  NOVEMBER 30,                          YEAR ENDED MAY 31,
                                 ------------------------------------------------------------------------------------------
                                    2016           2016              2015             2014            2013             2012
                                 ------------------------------------------------------------------------------------------
Net asset value at
  beginning of period            $ 13.79        $ 12.20           $ 14.01          $ 16.57         $ 25.68          $ 40.48
                                 ------------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment loss               (.07)          (.04)(a)          (.08)(a)         (.05)(a)        (.06)(a)         (.13)(a)
  Net realized and
    unrealized gain (loss)         (1.09)          1.63(a),(b)      (1.58)(a)        (2.51)(a)       (8.61)(a)       (10.78)(a)
                                 ------------------------------------------------------------------------------------------
Total from investment
  operations                       (1.16)          1.59(a)          (1.66)(a)        (2.56)(a)       (8.67)(a)       (10.91)(a)
                                 ------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                -              -              (.15)             .00(c)            -             (.06)
  Realized capital gains               -              -                 -                -            (.44)           (3.84)
                                 ------------------------------------------------------------------------------------------
                                       -              -              (.15)             .00(c)         (.44)           (3.90)
                                 ------------------------------------------------------------------------------------------
Redemption fees added
  to beneficial interests            .00(c)         .00(c)            .00(c)           .00(c)          .00(c)           .01
                                 ------------------------------------------------------------------------------------------
Net asset value at
  end of period                  $ 12.63        $ 13.79           $ 12.20          $ 14.01         $ 16.57          $ 25.68
                                 ==========================================================================================
Total return (%)*                  (8.41)         13.03(b)         (11.83)          (15.45)         (34.39)          (29.26)
Net assets at
  end of period (000)            $17,367        $16,873           $12,357          $15,727         $11,052          $11,904
Ratios to average
  net assets:**
  Expenses (%)(d)                   1.27(e)        1.37              1.39(f)          1.40            1.45             1.45
  Expenses, excluding
    reimbursements (%)(d)           1.27(e)        1.37              1.39             1.40            1.49             1.55
  Net investment
    income (loss) (%)                .17(e)        (.36)             (.60)            (.31)           (.23)            (.39)
Portfolio turnover (%)                 9             17                 8               10              15               20

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended November 30, 2016, average net assets were $21,850,000.
(a) Calculated using average shares.
(b) During the year ended May 31, 2016, the Manager reimbursed the Adviser
    Shares $1,000 for a loss incurred from the sale of a security that exceeded the amount allowed to be held of that type of security under the Fund's investment restrictions. The effect of this reimbursement on the
    Institutional Shares' net realized loss and total return was less than
    $0.01/0.01% per share.
(c) Represents less than $0.01 per share.
(d) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                       -              -                 -             (.00%)(+)       (.00%)(+)        (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(e) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(f) Prior to October 1, 2014, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.45% of the Adviser Shares'
    average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

EXPENSE EXAMPLE

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of June 1, 2016, through November 30, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

40  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                         BEGINNING              ENDING               DURING PERIOD*
                                       ACCOUNT VALUE         ACCOUNT VALUE            JUNE 1, 2016 -
                                       JUNE 1, 2016        NOVEMBER 30, 2016        NOVEMBER 30, 2016
                                       --------------------------------------------------------------
FUND SHARES
Actual                                   $1,000.00             $  915.80                  $5.72

Hypothetical
  (5% return before expenses)             1,000.00              1,019.10                   6.02

INSTITUTIONAL SHARES
Actual                                    1,000.00                917.00                   3.99

Hypothetical
  (5% return before expenses)             1,000.00              1,020.91                   4.20

ADVISER SHARES
Actual                                    1,000.00                915.90                   6.10

Hypothetical
  (5% return before expenses)             1,000.00              1,018.70                   6.43

*Expenses are equal to the annualized expense ratio of 1.19% for Fund Shares, 0.83% for Institutional Shares, and 1.27% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (8.42)% for Fund Shares, (8.30)% for Institutional Shares, and (8.41)% for Adviser Shares for the six-month period of June 1, 2016, through November 30, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  41

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT usaa.com                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on usaa.com select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]                                        [LOGO OF RECYCLE PAPER]
        USAA      We know what it means to serve.(R)               10%

   =============================================================================
   23408-0117                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                           [GRAPHIC OF USAA INTERNATIONAL FUND]

 ==============================================================

         SEMIANNUAL REPORT
         USAA INTERNATIONAL FUND
         FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
         NOVEMBER 30, 2016

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"AS THE NEW YEAR BEGINS, WHY NOT MAKE
A RESOLUTION TO PUT YOUR FINANCIAL HOUSE            [PHOTO OF BROOKS ENGLEHARDT]
IN ORDER?"

--------------------------------------------------------------------------------

JANUARY 2017

Financial markets are unpredictable. Many factors can confound those who try to predict the direction of the markets based on economic or political factors. In other words, it's easy to get it wrong. And, even if one correctly forecasts what will happen in the macroeconomic environment, predicting how the markets will respond is another matter altogether.

Consider the response to the Presidential election. Stocks rose on Monday and Tuesday (Election Day) at the prospect of a Hillary Clinton victory--virtually a "sure thing," according to some media pundits. U.S. Treasury securities and other segments of the bond market sold off as investors likely assumed a continuation of current economic policy under another Democratic administration. But these trends reversed on Tuesday evening when it became clear that Donald J. Trump would be elected the 45th President of the United States. Asian and European equity markets dropped and U.S. stock index futures plunged. The decline in stock index futures suggested that U.S. stocks might fall when trading began on Wednesday, however the opposite happened. Stock prices rose and then rallied strongly, with major stock indexes hitting one record high after another through the end of November 2016. U.S. Treasury prices fell, driving up yields on longer-maturity U.S. Treasuries. (Yields move in the opposite direction of prices.)

Few market participants would have forecasted such a scenario. But with hindsight, we may be able to understand some of the reasons why the markets behaved the way they did.

U.S. equity investors appeared to like President-elect Trump's promises of lower tax rates, less regulation, and more fiscal stimulus through infrastructure spending. Other explanations may lie overseas, such as complications relating to the United Kingdom's decision to exit from the European Union ("Brexit") and continued slow economic growth in China--uncertainties that may have

================================================================================

================================================================================

increased the attractiveness of U.S. stocks. As for bond investors, they may have been worried about an increase in interest rates if economic growth picks up under a Trump Administration. Higher growth rates typically correspond with rising inflation, which in turn could prompt the Federal Reserve (the Fed) to accelerate the pace of interest rate increases.

What actually happens, however, is yet to be seen. No one knows, except in the most general terms, what President-elect Trump's plans and priorities will be or how they could affect economic growth in 2017 and beyond. By extension, it is also too early to forecast how inflation might be affected and how the Fed could respond.

At USAA Investments, we are long-term, fundamental investors, who seek to look at the full market cycle rather than current geopolitical events. We believe measures such as assessing a company's intrinsic value compared to its current price tend to be more effective at forecasting potential stock returns over time. In selecting bonds, our analysts take a bottom-up approach to evaluating each security individually, building portfolios on a bond-by-bond basis.

It is important to remember market conditions are always fluctuating and time horizon matters. We believe that it is important to stay focused on your long-term objectives, using an investment plan that is based on your personal time horizon and risk tolerance. If you are uneasy about market risk in general or have concerns about too much exposure to specific asset classes, please call USAA to speak with an advisor. As the new year begins, why not make a resolution to put your financial house in order?

Thank you for allowing us to help you in your efforts to achieve your financial goals. At USAA Investments, we are committed to providing you with our best advice, top-notch service, and a variety of mutual funds. On behalf of everyone here, I wish you a happy and healthy 2017.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            8

FINANCIAL INFORMATION

    Portfolio of Investments                                                  16

    Notes to Portfolio of Investments                                         39

    Financial Statements                                                      41

    Notes to Financial Statements                                             45

EXPENSE EXAMPLE                                                               63

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

200995-0117

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA INTERNATIONAL FUND (THE FUND) SEEKS CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in equity securities of foreign (including emerging markets) companies. The "equity securities" in which the Fund principally invests are common stocks, depositary receipts, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks, including rights and warrants.

The Fund will normally invest its assets in investments that are tied economically to a number of countries throughout the world. However, the Fund may invest a large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The Fund may invest in companies of any size, including mid- and small-cap companies. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors also may be considered.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

MFS Investment Management               Lazard Asset Management

    MARCUS L. SMITH                         PAUL MOGHTADER, CFA
    DANIEL LING                             TARAS IVANENKO, CFA
    FILIPE M.G. BENZINHO                    CIPRIAN MARIN
                                            CRAIG SCHOLL, CFA
Wellington Management Company LLP           SUSANNE WILLUMSEN

    JAMES H. SHAKIN, CFA
    ANDREW M. CORRY, CFA

--------------------------------------------------------------------------------

o   PLEASE REVIEW MARKET CONDITIONS DURING THE REPORTING PERIOD.

    Results for world equity markets over the reporting period ended November 30, 2016 varied by region, reflecting macroeconomic and geopolitical developments. U.S. equities led performance among developed markets, as the U.S. economy continued to deliver moderate growth. In addition, the U.S. market rallied in the immediate wake of the U.S. presidential election, which removed an element of uncertainty about economic policy for the country going forward. Returns for equities in other developed markets generally trailed those for U.S. stocks by a wide margin. Japanese stocks led overseas developed markets on the back of that government's extraordinary fiscal and monetary stimulus efforts. However, European equities lagged notably and were in negative territory. The region's underperformance was driven in large part by the United Kingdom's (U.K.) "Brexit" vote in late June 2016 to exit the European Union along with concerns over a broader trend toward populism and nationalism among European nations. In addition, European markets were pressured by weak economic growth and concerns over the stability of the banking system. By contrast, emerging-market stocks provided strong returns over the reporting period, outstripping those seen in developed markets. Emerging market returns were supported by a

================================================================================

2  | USAA INTERNATIONAL FUND

================================================================================

    stabilization in commodity prices and signs of improved economic growth in Russia and China.

    For the reporting period, U.S. stocks finished higher as gauged by the 6.01% return for the S&P 500(R) Index. Developed market international stocks finished modestly lower as reflected in the -1.25% return for the MSCI EAFE Index, while the MSCI Emerging Markets Index experienced a positive return of 8.42% for the reporting period.

o HOW DID THE USAA INTERNATIONAL FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended November 30, 2016, the Fund Shares, Institutional Shares, and Adviser Shares had a total return of 0.64%, 0.68%, and 0.53%, respectively. This compares to returns of -0.26% for the Lipper International Funds Index and -1.25% for the MSCI EAFE Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, USAA Asset Management Company employs dedicated resources to support the research, selection, and monitoring of the Fund's subadvisers. MFS Investment Management (MFS), Wellington Management Company LLP (Wellington Management) and Lazard Asset Management (Lazard) are the subadvisers to the Fund. The subadvisers provide day-to-day discretionary management for the Fund's assets.

o   WHAT WERE THE PRINCIPAL FACTORS IN LAZARD'S PERFORMANCE RELATIVE TO THE
    INDEX?

    Stock selection was favorable as the Lazard portfolio outperformed the MSCI EAFE Index in nine out of eleven sectors. Information

    Refer to page 9 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    You will find a complete list of securities that the Fund owns on pages
    16-38.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    technology and materials holdings were particularly strong, providing nearly half of the excess return. The industrials sector was the only sector where the portfolio underperformed to a significant extent. Geographically, holdings in Israel, Norway, and Sweden were the largest positive contributors, while Australia and Hong Kong positions detracted from relative return.

    Stocks which provided the greatest contribution to Lazard's returns in the reporting period included Subsea 7 S.A., the Norwegian deep sea energy engineering and construction. The company has been able to maintain its margins through the volatile reporting period in energy prices and continues to build out its order flow. Melrose Industries plc, the U.K. domiciled metal fabricator, rose in the reporting period as well. The company acquired Nortek, a U.S. manufacturer of air management equipment used in security, home automation and power and energy management. The acquisition is expected to be accretive to earnings in 2017 with significant synergies. Showa Denko K.K., a Japanese specialty chemical firm, recovered fully from its sell-off in the first quarter of 2016 as it enjoys strong demand for its Li-on Battery materials and high-purity gases.

    Detractors for the reporting period included Berendsen plc (Berendsen), the U.K.-based commercial supplier of work wear. Profits have disappointed, as the company has had to deal with cost issues to maintain service levels. Lazard expects the operational side of Berendsen's business to be corrected in early 2017 and continues to hold the stock. Dart Group plc, the U.K.-based airline tour operator, sold off after the Brexit vote and continues to slump with the Brexit uncertainty and a weak pound. Lazard sold the position. U.K. real estate developer Bellway plc sold off as the outcome of the Brexit vote raised fears about the potential erosion of London's position as the financial center of Europe. Lazard believes the stock became oversold and maintained the position.

    The performance of Lazard's model stabilized during the reporting period and delivered positive discrimination, with value metrics being particularly effective. Sentiment and growth measures were less consistent through the

================================================================================

4  | USAA INTERNATIONAL FUND

================================================================================

    reporting period as investor risk sentiment has shifted almost monthly, while financial quality measures were negative.

    In Lazard's view, while the markets have navigated the period after the Brexit vote far better than expected, the medium-term ramifications could pose a significant challenge for Europe and the U.K. With the results of the December 2016 constitutional reform vote in Italy and the 2017 general elections scheduled to occur in France, Germany and, likely, Spain, politics have the potential to undermine risk assets in the near term.

O   WHAT WERE THE PRINCIPAL FACTORS IN MFS'S PERFORMANCE RELATIVE TO THE INDEX?

    An overweight position in the technology sector contributed to performance relative to the MSCI EAFE Index, highlighted by holdings of semiconductor manufacturer Taiwan Semiconductor Manufacturing Co. Ltd. ADR. An underweight position in the utilities and telecommunication services sector also aided relative returns. Strong stock selection in the transportation sector boosted relative performance, most notably a position in the Canadian National Railway Co. Elsewhere, an underweight position in pharmaceutical company Novo Nordisk A/S "B" (Denmark) and holdings in apparel company Global Brands Group Holding Ltd. (Hong Kong), integrated energy company Suncor Energy, Inc. (Canada) and fast food restaurant company Yum! Brands, Inc., bolstered relative returns. Additionally, overweight positions in financial services firm ING Groep N.V. (Netherlands), the world's largest luxury goods company LVMH Moet Hennessy Louis Vuitton SE (France) and automotive component manufacturer Denso Corp. (Japan), also supported relative performance. Finally, while investment decisions are driven by individual company fundamentals, the MFS portfolio's relative currency exposure contributed to relative performance.

    On the downside, weak stock selection in the basic materials sector detracted from relative results, in particular, a lack of exposure to mining company BHP Billiton (U.K.). Overweight positions in the consumer staples and leisure sectors also detracted from relative results.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

    Within the consumer staples sector, overweight positions in household products manufacturer Reckitt Benckiser Group plc (U.K.) and food processing company DANONE S.A. (France) dampened relative returns. Within the leisure sector an overweight position in entertainment company Sky plc (U.K.) weighed on relative performance. Stocks in other sectors that held back relative results included an underweight position in banking and financial services company HSBC Holdings plc (U.K.). Additionally, overweight positions in medical products and equipment manufacturer Terumo Corp. (Japan), pharmaceutical and diagnostic company Roche Holding AG (Switzerland) and television advertising and broadcasting services provider ProSiebenSat.1 Media AG (Germany) detracted from relative performance, as did not owning shares in global energy and petrochemicals company Royal Dutch Shell plc "B" (U.K.) and car maker Toyota Motor Corp. (Japan).

    At the end of the reporting period, the MFS portfolio's largest overweight versus the benchmark was the consumer staples sector, where MFS continues to view companies as having more durable business models, greater geographical diversification, and less earnings volatility than the overall market. The financial services sector remains MFS' largest underweight, on the view that most developed market commercial banks and insurance companies cannot grow faster than global gross domestic product through a full economic cycle. MFS will continue to focus on company fundamentals and valuations rather than macroeconomic forecasts, while seeking to take advantage of relative valuation shifts in the market.

O WHAT WERE THE PRINCIPAL FACTORS IN WELLINGTON MANAGEMENT'S PERFORMANCE RELATIVE TO THE INDEX?

    Security selection was the main driver of strong relative performance, largely due to positive selection in information technology, financials, energy, consumer discretionary, and health care sectors. Marginally offsetting these positive contributions to relative performance was weak selection in the materials sector. Sector allocation, a fallout of Wellington Management's stock selection process, also contributed to relative performance during the reporting period. The portfolio managed by

================================================================================

6  | USAA INTERNATIONAL FUND

================================================================================

    Wellington Management benefitted from underweight allocations to the poor-performing consumer staples and health care sectors, and an overweight allocation to the strong-performing materials sector.

    Top individual contributors to relative performance during the reporting period included Japanese software and services provider Fujitsu Ltd., Swiss developer and manufacturer of semiconductors STMicroelectronics N.V., and Petroleo Brasileiro, S.A., a Brazilian energy company that produces, refines, and transports natural gas. Top individual detractors from relative performance included Spanish bank Banco Popular Espanol, U.K.-based distributer of specialty building products SIG plc, and J Sainsbury plc, a U.K. operator of supermarkets and convenience stores.

    At the end of the reporting period, the Wellington Management portion of the Fund had overweight allocations to the information technology, energy, financials, and materials sectors. Leading underweight allocations were to consumer staples, health care, and real estate.

    Thank you for allowing us to help you manage your investments.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities may also be subject to foreign taxes.
    Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  7

================================================================================

INVESTMENT OVERVIEW

USAA INTERNATIONAL FUND SHARES (FUND SHARES)
(Ticker Symbol: USIFX)

--------------------------------------------------------------------------------
                                       11/30/16                      5/31/16
--------------------------------------------------------------------------------
Net Assets                           $1.4 Billion                 $1.4 Billion
Net Asset Value Per Share               $26.57                       $26.40

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/16
--------------------------------------------------------------------------------
    5/31/16-11/30/16*             1 YEAR             5 YEARS         10 YEARS
          0.64%                   -2.27%              5.97%            2.65%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                           5 YEARS                         10 YEARS
     1.75%                            6.95%                            2.61%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 5/31/16**
--------------------------------------------------------------------------------
                                      1.13%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

8  | USAA INTERNATIONAL FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                   USAA INTERNATIONAL      LIPPER INTERNATIONAL        MSCI EAFE
                      FUND SHARES              FUNDS INDEX               INDEX
11/30/06              $10,000.00               $10,000.00             $10,000.00
12/31/06               10,281.00                10,318.65              10,313.93
01/31/07               10,502.00                10,412.92              10,383.72
02/28/07               10,453.00                10,398.25              10,467.50
03/31/07               10,639.00                10,701.32              10,734.32
04/30/07               11,005.00                11,136.97              11,211.05
05/31/07               11,176.00                11,466.44              11,407.76
06/30/07               11,188.00                11,502.81              11,421.69
07/31/07               10,921.00                11,348.09              11,253.48
08/31/07               10,974.00                11,235.44              11,077.62
09/30/07               11,393.00                11,907.23              11,670.27
10/31/07               11,721.00                12,495.94              12,128.81
11/30/07               11,412.00                11,978.19              11,729.97
12/31/07               11,189.00                11,788.60              11,465.96
01/31/08               10,382.00                10,790.64              10,406.75
02/29/08               10,500.00                10,808.25              10,555.85
03/31/08               10,606.00                10,677.80              10,444.78
04/30/08               11,083.00                11,288.24              11,011.70
05/31/08               11,320.00                11,457.28              11,118.93
06/30/08               10,362.00                10,474.40              10,209.54
07/31/08               10,072.00                10,110.30               9,881.86
08/31/08                9,734.00                 9,703.43               9,481.41
09/30/08                8,730.00                 8,425.13               8,110.49
10/31/08                7,209.00                 6,651.14               6,473.93
11/30/08                6,659.00                 6,218.56               6,124.01
12/31/08                7,245.00                 6,645.88               6,492.20
01/31/09                6,429.00                 5,969.50               5,855.10
02/28/09                5,847.00                 5,421.74               5,254.41
03/31/09                6,297.00                 5,824.35               5,587.41
04/30/09                6,845.00                 6,545.41               6,302.83
05/31/09                7,661.00                 7,432.58               7,048.49
06/30/09                7,542.00                 7,317.66               7,008.40
07/31/09                8,375.00                 8,054.34               7,648.28
08/31/09                8,656.00                 8,345.71               8,064.03
09/30/09                9,119.00                 8,766.45               8,372.78
10/31/09                8,966.00                 8,525.66               8,268.16
11/30/09                9,348.00                 8,836.95               8,433.70
12/31/09                9,595.00                 8,991.58               8,555.17
01/31/10                9,101.00                 8,557.27               8,178.25
02/28/10                9,101.00                 8,602.59               8,122.18
03/31/10                9,668.00                 9,161.05               8,629.20
04/30/10                9,509.00                 9,056.33               8,473.06
05/31/10                8,461.00                 8,118.21               7,498.13
06/30/10                8,461.00                 8,012.49               7,423.36
07/31/10                9,247.00                 8,741.68               8,127.30
08/31/10                8,903.00                 8,447.67               7,874.97
09/30/10                9,822.00                 9,292.45               8,646.61
10/31/10               10,230.00                 9,632.31               8,958.99
11/30/10                9,775.00                 9,279.76               8,527.66
12/31/10               10,542.00                 9,983.60               9,218.20
01/31/11               10,650.00                10,129.32               9,435.72
02/28/11               10,927.00                10,414.68               9,746.84
03/31/11               10,862.00                10,312.16               9,528.39
04/30/11               11,677.00                10,857.32              10,097.94
05/31/11               11,396.00                10,541.35               9,799.60
06/30/11               11,253.00                10,356.49               9,676.90
07/31/11               11,084.00                10,167.06               9,523.01
08/31/11               10,087.00                 9,269.12               8,663.18
09/30/11                8,968.00                 8,184.49               7,837.69
10/31/11                9,991.00                 9,017.18               8,593.40
11/30/11                9,722.00                 8,760.76               8,176.52
12/31/11                9,508.00                 8,537.71               8,099.00
01/31/12               10,093.00                 9,106.78               8,531.05
02/29/12               10,647.00                 9,614.61               9,020.54
03/31/12               10,836.00                 9,610.03               8,978.62
04/30/12               10,669.00                 9,446.68               8,802.88
05/31/12               9,495.00                  8,470.30               7,792.20
06/30/12               10,080.00                 8,949.70               8,338.52
07/31/12               10,132.00                 9,038.48               8,433.08
08/31/12               10,383.00                 9,298.90               8,659.56
09/30/12               10,704.00                 9,583.66               8,915.72
10/31/12               10,814.00                 9,650.20               8,989.92
11/30/12               11,100.00                 9,860.11               9,207.17
12/31/12               11,606.00                10,219.99               9,501.51
01/31/13               11,993.00                10,638.78              10,002.69
02/28/13               11,927.00                10,508.26               9,907.81
03/31/13               11,962.00                10,613.77               9,989.16
04/30/13               12,216.00                11,004.67              10,509.66
05/31/13               12,149.00                10,898.85              10,255.87
06/30/13               11,775.00                10,554.55               9,891.50
07/31/13               12,448.00                11,136.36              10,413.47
08/31/13               12,176.00                10,937.36              10,275.72
09/30/13               12,982.00                11,683.56              11,035.38
10/31/13               13,303.00                12,055.35              11,406.43
11/30/13               13,494.00                12,172.14              11,493.78
12/31/13               13,698.00                12,389.23              11,665.76
01/31/14               12,917.00                11,845.14              11,196.03
02/28/14               13,648.00                12,496.60              11,818.44
03/31/14               13,536.00                12,441.84              11,743.12
04/30/14               13,788.00                12,570.49              11,912.87
05/31/14               14,030.00                12,781.26              12,106.35
06/30/14               14,070.00                12,905.62              12,223.08
07/31/14               13,657.00                12,582.40              11,983.24
08/31/14               13,761.00                12,661.46              11,964.81
09/30/14               13,410.00                12,197.57              11,504.87
10/31/14               13,249.00                12,127.29              11,337.83
11/30/14               13,568.00                12,284.49              11,492.04
12/31/14               13,001.00                11,864.62              11,093.94
01/31/15               13,149.00                11,929.06              11,148.17
02/28/15               13,927.00                12,595.51              11,814.62
03/31/15               13,779.00                12,466.02              11,635.14
04/30/15               14,339.00                12,916.66              12,110.19
05/31/15               14,307.00                12,942.25              12,048.21
06/30/15               13,881.00                12,606.47              11,706.84
07/31/15               14,140.00                12,688.75              11,949.91
08/31/15               13,098.00                11,812.37              11,070.84
09/30/15               12,635.00                11,287.85              10,508.71
10/31/15               13,404.00                12,046.53              11,330.17
11/30/15               13,297.00                11,943.23              11,153.91
12/31/15               13,073.00                11,705.92              11,003.62
01/31/16               12,256.00                11,004.04              10,207.90
02/29/16               11,919.00                10,786.45              10,020.89
03/31/16               12,711.00                11,520.60              10,672.92
04/30/16               12,912.00                11,740.08              10,981.91
05/31/16               12,912.00                11,713.62              10,882.15
06/30/16               12,491.00                11,407.01              10,516.86
07/31/16               13,151.00                11,895.73              11,049.87
08/31/16               13,269.00                12,007.55              11,057.71
09/30/16               13,435.00                12,164.19              11,193.55
10/31/16               13,259.00                11,918.50              10,964.59
11/30/16               12,995.00                11,683.41              10,746.22

                                   [END CHART]

                      Data from 11/30/06 through 11/30/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA International Fund Shares to the following benchmarks:

o The unmanaged Lipper International Funds Index tracks the total return performance of funds within the Lipper International Funds category.

o The unmanaged MSCI EAFE Index reflects the movements of stock markets in Europe, Australasia, and the Far East by representing a broad selection of domestically listed companies within each market.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except the Lipper International Funds Index reflects the fees and expenses of the underlying funds included in the composite.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA INTERNATIONAL FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIIFX)

--------------------------------------------------------------------------------
                                        11/30/16                     5/31/16
--------------------------------------------------------------------------------
Net Assets                            $2.0 Billion                $2.0 Billion
Net Asset Value Per Share                $26.52                      $26.34

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/16
--------------------------------------------------------------------------------
    5/31/16-11/30/16*       1 YEAR        5 YEARS        SINCE INCEPTION 8/01/08
          0.68%             -2.13%         6.14%                 3.53%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                   5 YEARS                     SINCE INCEPTION 8/01/08
     1.90%                    7.11%                               3.79%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 5/31/16**
--------------------------------------------------------------------------------
                                      1.00%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

10  | USAA INTERNATIONAL FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                    USAA INTERNATIONAL
                    FUND INSTITUTIONAL    LIPPER INTERNATIONAL         MSCI EAFE
                          SHARES              FUNDS INDEX                INDEX
07/31/08               $10,000.00             $10,000.00              $10,000.00
08/31/08                 9,823.05               9,597.57                9,594.76
09/30/08                 8,810.70               8,333.22                8,207.46
10/31/08                 7,275.72               6,578.58                6,551.33
11/30/08                 6,720.16               6,150.72                6,197.23
12/31/08                 7,311.08               6,573.37                6,569.82
01/31/09                 6,494.44               5,904.38                5,925.10
02/28/09                 5,909.89               5,362.59                5,317.23
03/31/09                 6,369.79               5,760.81                5,654.21
04/30/09                 6,924.25               6,474.00                6,378.18
05/31/09                 7,753.78               7,351.49                7,132.76
06/30/09                 7,633.44               7,237.83                7,092.19
07/31/09                 8,480.16               7,966.47                7,739.72
08/31/09                 8,763.84               8,254.66                8,160.43
09/30/09                 9,240.93               8,670.81                8,472.88
10/31/09                 9,086.19               8,432.65                8,367.01
11/30/09                 9,477.32               8,740.54                8,534.53
12/31/09                 9,730.40               8,893.49                8,657.45
01/31/10                 9,229.06               8,463.92                8,276.03
02/28/10                 9,233.42               8,508.74                8,219.29
03/31/10                 9,813.23               9,061.11                8,732.36
04/30/10                 9,651.93               8,957.53                8,574.36
05/31/10                 8,592.57               8,029.65                7,604.46
06/30/10                 8,596.93               7,925.08                7,512.11
07/31/10                 9,399.08               8,646.32                8,224.47
08/31/10                 9,050.32               8,355.51                7,969.11
09/30/10                 9,987.61               9,191.07                8,749.98
10/31/10                10,406.13               9,527.22                9,066.10
11/30/10                 9,948.38               9,178.53                8,629.62
12/31/10                10,725.11               9,874.69                9,328.41
01/31/11                10,839.87              10,018.81                9,548.53
02/28/11                11,126.75              10,301.06                9,863.36
03/31/11                11,060.55              10,199.66                9,642.31
04/30/11                11,890.31              10,738.87               10,218.67
05/31/11                11,612.25              10,426.35                9,916.76
06/30/11                11,466.60              10,243.50                9,792.59
07/31/11                11,298.89              10,056.14                9,636.86
08/31/11                10,283.75               9,168.00                8,766.75
09/30/11                 9,145.04               8,095.20                7,931.39
10/31/11                10,191.06               8,918.81                8,696.14
11/30/11                 9,913.01               8,665.19                8,274.27
12/31/11                 9,699.46               8,444.57                8,195.83
01/31/12                10,296.70               9,007.43                8,633.04
02/29/12                10,866.99               9,509.72                9,128.38
03/31/12                11,055.59               9,505.19                9,085.97
04/30/12                10,889.44               9,343.62                8,908.12
05/31/12                 9,694.97               8,377.89                7,885.35
06/30/12                10,292.21               8,852.07                8,438.21
07/31/12                10,350.58               8,939.88                8,533.91
08/31/12                10,606.54               9,197.45                8,763.09
09/30/12                10,934.35               9,479.11                9,022.31
10/31/12                11,046.61               9,544.92                9,097.40
11/30/12                11,342.98               9,752.54                9,317.24
12/31/12                11,860.98              10,108.50                9,615.10
01/31/13                12,262.74              10,522.72               10,122.28
02/28/13                12,194.26              10,393.62               10,026.26
03/31/13                12,235.35              10,497.98               10,110.34
04/30/13                12,495.58              10,884.62               10,635.30
05/31/13                12,427.10              10,779.95               10,378.49
06/30/13                12,043.60              10,439.40               10,009.75
07/31/13                12,737.55              11,014.87               10,537.96
08/31/13                12,463.62              10,818.04               10,398.57
09/30/13                13,285.40              11,556.10               11,167.31
10/31/13                13,618.67              11,923.83               11,542.80
11/30/13                13,810.42              12,039.35               11,631.19
12/31/13                14,025.60              12,254.07               11,805.23
01/31/14                13,223.34              11,715.92               11,329.88
02/28/14                13,979.49              12,360.27               11,959.74
03/31/14                13,864.22              12,306.10               11,883.51
04/30/14                14,122.42              12,433.36               12,055.30
05/31/14                14,371.39              12,641.83               12,251.08
06/30/14                14,412.89              12,764.83               12,369.21
07/31/14                13,993.32              12,445.13               12,126.12
08/31/14                14,099.37              12,523.34               12,107.46
09/30/14                13,744.35              12,064.50               11,642.42
10/31/14                13,582.97              11,994.99               11,473.37
11/30/14                13,905.72              12,150.48               11,629.43
12/31/14                13,327.16              11,735.19               11,226.57
01/31/15                13,484.28              11,798.92               11,281.45
02/28/15                14,279.44              12,458.10               11,955.87
03/31/15                14,131.84              12,330.02               11,774.25
04/30/15                14,707.96              12,775.75               12,254.98
05/31/15                14,674.64              12,801.06               12,192.25
06/30/15                14,241.35              12,468.94               11,846.80
07/31/15                14,507.99              12,550.33               12,092.78
08/31/15                13,441.43              11,683.51               11,203.20
09/30/15                12,965.29              11,164.70               10,634.35
10/31/15                13,755.68              11,915.11               11,465.63
11/30/15                13,646.18              11,812.93               11,287.26
12/31/15                13,420.00              11,578.21               11,135.17
01/31/16                12,579.00              10,883.99               10,329.94
02/29/16                12,237.00              10,668.78               10,140.69
03/31/16                13,053.00              11,394.92               10,800.52
04/30/16                13,259.00              11,612.00               11,113.21
05/31/16                13,264.00              11,585.84               11,012.25
06/30/16                12,831.00              11,282.57               10,642.60
07/31/16                13,511.00              11,765.95               11,181.97
08/31/16                13,632.00              11,876.56               11,189.91
09/30/16                13,808.00              12,031.49               11,327.37
10/31/16                13,627.00              11,788.48               11,095.67
11/30/16                13,355.00              11,555.95               10,874.69

                                   [END CHART]

                      Data from 7/31/08 through 11/30/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA International Fund Institutional Shares to the Fund's benchmarks listed above (see page 9 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except the Lipper International Funds Index reflects the fees and expenses of the underlying funds included in the composite.

*The performance of the Lipper International Funds Index and the MSCI EAFE Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

USAA INTERNATIONAL FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UAIFX)

--------------------------------------------------------------------------------
                                       11/30/16                      5/31/16
--------------------------------------------------------------------------------
Net Assets                           $6.4 Million                $6.4 Million
Net Asset Value Per Share               $26.45                      $26.31

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/16
--------------------------------------------------------------------------------
    5/31/16-11/30/16*       1 YEAR       5 YEARS       SINCE INCEPTION 8/01/10
           0.53%            -2.45%        5.67%                 4.71%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                     5 YEARS                 SINCE INCEPTION 8/01/10
     1.51%                      6.63%                           5.02%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 5/31/16**
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT       1.46%        AFTER REIMBURSEMENT       1.35%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through September 30, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.35% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after September 30, 2017. If the total annual operating expense ratio of the Adviser Shares is lower than 1.35%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

12  | USAA INTERNATIONAL FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                   USAA INTERNATIONAL
                      FUND ADVISER       LIPPER INTERNATIONAL          MSCI EAFE
                         SHARES               FUNDS INDEX                INDEX
07/31/10              $10,000.00              $10,000.00              $10,000.00
08/31/10                9,345.96                9,663.67                9,689.52
09/30/10               10,311.23               10,630.04               10,638.96
10/31/10               10,735.23               11,018.82               11,023.33
11/30/10               10,257.10               10,615.53               10,492.61
12/31/10               11,055.63               11,420.69               11,342.26
01/31/11               11,164.83               11,587.38               11,609.90
02/28/11               11,456.00               11,913.82               11,992.70
03/31/11               11,383.21               11,796.54               11,723.92
04/30/11               12,229.44               12,420.17               12,424.71
05/31/11               11,933.72               12,058.72               12,057.62
06/30/11               11,783.58               11,847.24               11,906.65
07/31/11               11,597.04               11,630.55               11,717.31
08/31/11               10,555.17               10,603.36               10,659.35
09/30/11                9,381.37                9,362.60                9,643.65
10/31/11               10,445.98               10,315.16               10,573.50
11/30/11               10,159.35               10,021.82               10,060.55
12/31/11                9,936.22                9,766.67                9,965.17
01/31/12               10,543.43               10,417.66               10,496.77
02/29/12               11,123.04               10,998.58               11,099.05
03/31/12               11,311.65               10,993.34               11,047.48
04/30/12               11,136.85               10,806.48               10,831.24
05/31/12                9,908.62                9,689.55                9,587.68
06/30/12               10,515.83               10,237.97               10,259.88
07/31/12               10,571.03               10,339.53               10,376.24
08/31/12               10,824.04               10,637.43               10,654.90
09/30/12               11,155.25               10,963.18               10,970.09
10/31/12               11,265.65               11,039.29               11,061.38
11/30/12               11,560.05               11,279.42               11,328.69
12/31/12               12,085.40               11,691.11               11,690.85
01/31/13               12,485.46               12,170.17               12,307.51
02/28/13               12,411.03               12,020.87               12,190.77
03/31/13               12,448.24               12,141.56               12,293.00
04/30/13               12,708.74               12,588.74               12,931.29
05/31/13               12,634.32               12,467.68               12,619.03
06/30/13               12,238.91               12,073.82               12,170.70
07/31/13               12,936.68               12,739.38               12,812.94
08/31/13               12,652.92               12,511.73               12,643.45
09/30/13               13,485.60               13,365.34               13,578.15
10/31/13               13,815.88               13,790.65               14,034.70
11/30/13               14,001.95               13,924.25               14,142.18
12/31/13               14,210.96               14,172.60               14,353.79
01/31/14               13,397.84               13,550.18               13,775.82
02/28/14               14,154.88               14,295.41               14,541.65
03/31/14               14,038.05               14,232.77               14,448.96
04/30/14               14,299.75               14,379.95               14,657.84
05/31/14               14,547.42               14,621.06               14,895.89
06/30/14               14,584.81               14,763.32               15,039.52
07/31/14               14,150.21               14,393.57               14,743.95
08/31/14               14,253.02               14,484.01               14,721.27
09/30/14               13,883.84               13,953.34               14,155.83
10/31/14               13,715.61               13,872.95               13,950.29
11/30/14               14,038.05               14,052.78               14,140.04
12/31/14               13,452.91               13,572.47               13,650.21
01/31/15               13,601.85               13,646.18               13,716.94
02/28/15               14,404.22               14,408.56               14,536.95
03/31/15               14,250.47               14,260.44               14,316.11
04/30/15               14,827.03               14,775.94               14,900.63
05/31/15               14,783.77               14,805.21               14,824.35
06/30/15               14,341.76               14,421.10               14,404.33
07/31/15               14,606.01               14,515.23               14,703.41
08/31/15               13,524.98               13,512.70               13,621.78
09/30/15               13,044.52               12,912.67               12,930.13
10/31/15               13,832.47               13,780.56               13,940.87
11/30/15               13,721.95               13,662.39               13,723.99
12/31/15               13,492.00               13,390.92               13,539.07
01/31/16               12,641.00               12,588.01               12,560.00
02/29/16               12,297.00               12,339.11               12,329.90
03/31/16               13,107.00               13,178.93               13,132.18
04/30/16               13,314.00               13,430.00               13,512.37
05/31/16               13,314.00               13,399.74               13,389.62
06/30/16               12,874.00               13,048.99               12,940.16
07/31/16               13,557.00               13,608.05               13,595.98
08/31/16               13,674.00               13,735.98               13,605.63
09/30/16               13,841.00               13,915.16               13,772.77
10/31/16               13,659.00               13,634.10               13,491.05
11/30/16               13,385.00               13,365.17               13,222.36

                                   [END CHART]

                      Data from 7/31/10 through 11/30/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA International Fund Adviser Shares to the Fund's benchmarks listed above (see page 9 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except the Lipper International Funds Index reflects the fees and expenses of the underlying funds included in the composite.

*The performance of the MSCI EAFE Index and the Lipper International Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                        o TOP 10 INDUSTRIES - 11/30/16 o
                                (% of Net Assets)

Pharmaceuticals ..........................................................  7.4%
Diversified Banks ........................................................  7.4%
Packaged Foods & Meat ....................................................  4.0%
Integrated Oil & Gas .....................................................  3.5%
Restaurants ..............................................................  3.0%
Auto Parts & Equipment ...................................................  2.7%
Life & Health Insurance ..................................................  2.7%
Apparel, Accessories & Luxury Goods ......................................  2.6%
Electrical Components & Equipment ........................................  2.4%
Distillers & Vintners ....................................................  2.4%

                      o TOP 10 EQUITY HOLDINGS - 11/30/16 o
                                (% of Net Assets)

Nestle S.A. ..............................................................  2.2%
Bayer AG .................................................................  1.9%
WPP plc ..................................................................  1.8%
Roche Holding AG .........................................................  1.8%
UBS Group AG .............................................................  1.8%
Hoya Corp. ...............................................................  1.8%
AIA Group Ltd. ...........................................................  1.6%
Compass Group plc ........................................................  1.6%
ING Groep N.V. ...........................................................  1.5%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR ..........................  1.5%

You will find a complete list of securities that the Fund owns on pages 16-38.

================================================================================

14  | USAA INTERNATIONAL FUND

================================================================================

                        o COUNTRY ALLOCATION - 11/30/16 o

                        [PIE CHART OF COUNTRY ALLOCATION]

JAPAN                                                                      20.4%
UNITED KINGDOM                                                             13.8%
FRANCE                                                                     11.9%
SWITZERLAND                                                                 9.8%
GERMANY                                                                     8.1%
NETHERLANDS                                                                 5.0%
CANADA                                                                      3.7%
OTHER*                                                                     26.5%

                                   [END CHART]

*Includes countries with less than 3% of portfolio and money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

PORTFOLIO OF INVESTMENTS

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (98.0%)

              COMMON STOCKS (97.8%)

              CONSUMER DISCRETIONARY (16.2%)
              ------------------------------
              ADVERTISING (1.9%)
     54,900   Gendai Agency, Inc.(a)                                                          $      260
    247,090   UBM plc(a)                                                                           2,203
  2,862,695   WPP plc(a)                                                                          61,213
                                                                                              ----------
                                                                                                  63,676
                                                                                              ----------
              APPAREL RETAIL (1.0%)
    966,638   Hennes & Mauritz AB "B"(a)                                                          27,996
    153,400   Honeys Co. Ltd.(a)                                                                   1,603
    288,378   KappAhl AB(a)                                                                        1,378
     32,830   Nishimatsuya Chain Co. Ltd.(a)                                                         427
     72,800   PAL Group Holdings Co. Ltd.(a)                                                       1,904
                                                                                              ----------
                                                                                                  33,308
                                                                                              ----------
              APPAREL, ACCESSORIES & LUXURY GOODS (2.6%)
 87,938,800   Global Brands Group Holding Ltd.*(a)                                                13,702
     13,059   Hermes International(a)                                                              5,382
 21,254,800   Li & Fung Ltd.(a)                                                                    9,303
    283,227   Luxottica Group S.p.A.(a)                                                           14,758
    237,046   LVMH Moet Hennessy Louis Vuitton SE(a)                                              43,047
    838,000   Sanyo Shokai Ltd.(a)                                                                 1,172
                                                                                              ----------
                                                                                                  87,364
                                                                                              ----------
              AUTO PARTS & EQUIPMENT (2.7%)
    283,200   Ahresty Corp.(a)                                                                     2,634
    252,500   Aisan Industry Co. Ltd.(a)                                                           2,088
    117,897   CIE Automotive S.A.(a)                                                               2,191
    139,663   Delphi Automotive plc                                                                8,938
    938,900   Denso Corp.(a)                                                                      41,731
    132,500   Exedy Corp.(a)                                                                       3,702
     54,700   G-Tekt Corp.(a)                                                                      1,017
     29,468   Grammer AG(a)                                                                        1,463
     59,300   Imasen Electric Industrial Co. Ltd.(a)                                                 490
     50,300   Kasai Kogyo Co. Ltd.(a)                                                                564
    232,100   Keihin Corp.(a)                                                                      3,856

================================================================================

16  | USAA INTERNATIONAL FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
    768,621   Kongsberg Automotive ASA*(a)                                                    $      520
    213,700   Nissin Kogyo Co. Ltd.(a)                                                             3,188
    208,600   NOK Corp.(a)                                                                         4,214
    134,300   Press Kogyo Co. Ltd.(a)                                                                597
    353,970   Showa Corp.(a)                                                                       2,152
    296,200   Sumitomo Riko Co. Ltd.(a)                                                            2,679
    249,800   Tokai Rika Co. Ltd.(a)                                                               5,024
    182,700   Toyoda Gosei Co. Ltd.(a)                                                             4,038
  1,746,000   Xinyi Glass Holdings Ltd.(a)                                                         1,300
                                                                                              ----------
                                                                                                  92,386
                                                                                              ----------
              AUTOMOBILE MANUFACTURERS (0.5%)
    289,900   Honda Motor Co. Ltd.(a)                                                              8,599
    935,180   Mitsubishi Motors Corp.(a)                                                           4,397
     29,260   Renault S.A.(a)                                                                      2,305
                                                                                              ----------
                                                                                                  15,301
                                                                                              ----------
              AUTOMOTIVE RETAIL (0.0%)
    507,583   Lookers plc(a)                                                                         668
                                                                                              ----------
              BROADCASTING (0.6%)
    107,095   M6-Metropole Television S.A.(a)                                                      1,826
    373,314   ProSiebenSat.1 Media AG(a)                                                          12,819
  1,842,011   Southern Cross Media Group(a)                                                        1,831
    321,263   Television Francaise 1 S.A.(a)                                                       2,941
    144,600   Tokyo Broadcasting System, Inc.(a)                                                   2,305
                                                                                              ----------
                                                                                                  21,722
                                                                                              ----------
              CABLE & SATELLITE (0.9%)
    174,420   NOS SGPS S.A.(a)                                                                       989
    383,500   SKY Perfect JSAT Holdings, Inc.(a)                                                   1,856
  2,647,879   Sky plc(a)                                                                          25,875
                                                                                              ----------
                                                                                                  28,720
                                                                                              ----------
              CASINOS & GAMING (0.3%)
    515,909   888 Holdings plc(a)                                                                  1,356
     11,389   Evolution Gaming Group AB(a),(b)                                                       326
    273,431   GVC Holdings plc*(a)                                                                 2,229
    125,301   International Game Technology plc                                                    3,230
    105,083   Unibet Group plc SDR(a)                                                                902
    471,663   William Hill plc(a)                                                                  1,775
      8,747   ZEAL Network SE(a)                                                                     318
                                                                                              ----------
                                                                                                  10,136
                                                                                              ----------
              COMPUTER & ELECTRONICS RETAIL (0.3%)
    574,300   EDION Corp.(a)                                                                       5,537
    279,333   JB Hi-Fi Ltd.(a)                                                                     5,705

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
    201,288   Vita Group Ltd.(a)                                                              $      431
                                                                                              ----------
                                                                                                  11,673
                                                                                              ----------
              CONSUMER ELECTRONICS (0.5%)
    300,100   Alpine Electronics, Inc.(a)                                                          3,969
     91,300   Foster Electric Co. Ltd.(a)                                                          1,724
    286,910   Funai Electric Co. Ltd.(a)                                                           2,396
    294,600   Nikon Corp.(a)                                                                       4,381
  1,700,500   Pioneer Corp.*(a)                                                                    3,565
                                                                                              ----------
                                                                                                  16,035
                                                                                              ----------
              DEPARTMENT STORES (0.2%)
  2,475,919   Debenhams plc(a)                                                                     1,715
    711,473   Marks & Spencer Group plc(a)                                                         2,916
  5,208,000   New World Department Store China Ltd.*(a)                                              728
                                                                                              ----------
                                                                                                   5,359
                                                                                              ----------
              DISTRIBUTORS (0.0%)
     69,400   Canon Sales Co. Inc.(a)                                                              1,107
                                                                                              ----------
              EDUCATION SERVICES (0.2%)
    114,300   Benesse Holdings Inc.(a)                                                             3,062
    693,453   Navitas Ltd.(a)                                                                      2,645
                                                                                              ----------
                                                                                                   5,707
                                                                                              ----------
              FOOTWEAR (0.1%)
  8,212,000   Daphne International Holdings Ltd.*(a)                                                 920
    602,661   Geox SpA(a)                                                                          1,188
                                                                                              ----------
                                                                                                   2,108
                                                                                              ----------
              HOME IMPROVEMENT RETAIL (0.0%)
     64,100   DCM Holdings Co., Ltd.(a)                                                              583
                                                                                              ----------
              HOMEBUILDING (0.3%)
    128,276   Bellway plc(a)                                                                       3,914
     95,306   Bonava AB "B"*(a)                                                                    1,242
    414,980   Crest Nicholson Holdings plc(a)                                                      2,269
    329,900   Haseko Corp.(a)                                                                      3,473
    133,800   Meiwa Estate Co. Ltd.(a)                                                               761
                                                                                              ----------
                                                                                                  11,659
                                                                                              ----------
              HOTELS, RESORTS & CRUISE LINES (0.0%)
    144,291   Scandic Hotels Group AB*(a),(b)                                                      1,134
                                                                                              ----------
              HOUSEHOLD APPLIANCES (0.1%)
     69,600   SodaStream International Ltd.*                                                       2,535
                                                                                              ----------
              INTERNET RETAIL (0.0%)
    760,670   Qliro Group AB*(a)                                                                     777
                                                                                              ----------

================================================================================

18  | USAA INTERNATIONAL FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              LEISURE FACILITIES (0.1%)
    376,100   Tokyo Dome Corp.(a)                                                             $    3,923
                                                                                              ----------
              LEISURE PRODUCTS (0.0%)
      8,334   Trigano S.A.(a)                                                                        623
                                                                                              ----------
              MOVIES & ENTERTAINMENT (0.2%)
    113,000   Avex Group Holdings, Inc.(a)                                                         1,583
    530,700   Cineworld Group plc(a)                                                               3,607
    833,985   Entertainment One Ltd.(a)                                                            2,289
                                                                                              ----------
                                                                                                   7,479
                                                                                              ----------
              PUBLISHING (0.3%)
     45,600   Proto Corp.(a)                                                                         522
    684,189   Reed Elsevier N.V.(a)                                                               11,021
                                                                                              ----------
                                                                                                  11,543
                                                                                              ----------
              RESTAURANTS (3.0%)
  3,101,678   Compass Group plc(a)                                                                53,102
    299,000   Fairwood Holdings Ltd.(a)                                                            1,308
    328,963   SSP Group plc(a)                                                                     1,523
    937,037   Yum China Holdings, Inc.*                                                           26,349
    327,308   Yum! Brands, Inc.                                                                   20,748
                                                                                              ----------
                                                                                                 103,030
                                                                                              ----------
              SPECIALIZED CONSUMER SERVICES (0.0%)
     59,800   Studio Alice Co. Ltd.(a)                                                             1,213
                                                                                              ----------
              SPECIALTY STORES (0.3%)
  1,259,155   JD Sports Fashion plc(a)                                                             5,241
    126,469   WH Smith plc(a)                                                                      2,384
    148,400   Xebio Holdings Co. Ltd.(a)                                                           2,313
                                                                                              ----------
                                                                                                   9,938
                                                                                              ----------
              TEXTILES (0.1%)
  3,529,000   Unitika Ltd.*(a)                                                                     2,670
                                                                                              ----------
              Total Consumer Discretionary                                                       552,377
                                                                                              ----------
              CONSUMER STAPLES (12.6%)
              ------------------------
              BREWERS (1.0%)
  2,761,639   Ambev S.A. ADR                                                                      13,781
    158,860   Carlsberg A/S "B"(a)                                                                13,471
     77,943   Heineken N.V.(a)                                                                     5,828
                                                                                              ----------
                                                                                                  33,080
                                                                                              ----------
              DISTILLERS & VINTNERS (2.4%)
  1,298,850   Diageo plc(a)                                                                       32,527
    450,951   Pernod Ricard S.A.(a)                                                               47,240
                                                                                              ----------
                                                                                                  79,767
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              DRUG RETAIL (0.1%)
    146,300   Cawachi Ltd.(a)                                                                 $    3,476
     34,100   Nihon Chouzai Co. Ltd.(a)                                                            1,334
                                                                                              ----------
                                                                                                   4,810
                                                                                              ----------
              FOOD DISTRIBUTORS (0.0%)
    142,000   Yokohama Reito Co. Ltd.(a)                                                           1,300
                                                                                              ----------
              FOOD RETAIL (0.7%)
     27,100   Heiwado Co. Ltd.(a)                                                                    543
  1,489,319   J Sainsbury plc(a)                                                                   4,300
     62,765   Kesko Oyj "B"(a)                                                                     3,091
    291,347   Loblaw Companies Ltd.                                                               15,137
    389,030   Super Sol Ltd.(a)                                                                    1,456
                                                                                              ----------
                                                                                                  24,527
                                                                                              ----------
              HOUSEHOLD PRODUCTS (1.4%)
    128,000   Lion Corp.(a)                                                                        2,099
    554,708   Reckitt Benckiser Group plc(a)                                                      46,847
                                                                                              ----------
                                                                                                  48,946
                                                                                              ----------
              HYPERMARKETS & SUPER CENTERS (0.1%)
    126,881   Metro AG(a)                                                                          3,789
                                                                                              ----------
              PACKAGED FOODS & MEAT (4.0%)
    255,080   Austevoll Seafood ASA(a)                                                             2,400
      2,960   Bell AG(a)                                                                           1,200
    673,352   DANONE S.A.(a)                                                                      42,288
  2,716,200   Japfa Ltd.(a)                                                                        1,693
     91,514   La Doria S.p.A.(a)                                                                     712
     24,872   Leroy Seafood Group ASA(a)                                                           1,377
    148,000   Marudai Food Co. Ltd.(a)                                                               613
     49,600   Mitsui Sugar Co. Ltd.(a)                                                             1,036
     24,200   Morinaga & Co. Ltd.(a)                                                                 957
  1,115,466   Nestle S.A.(a)                                                                      75,045
     60,500   Nichirei Corp.(a)                                                                    1,231
    404,000   Nisshin Oillio Group Ltd.(a)                                                         1,719
    424,000   Prima Meat Packers Ltd.(a)                                                           1,485
     53,459   Salmar ASA(a)                                                                        1,675
      8,489   Schouw & Co.(a)                                                                        566
     49,700   Starzen Co. Ltd.(a)                                                                  2,058
                                                                                              ----------
                                                                                                 136,055
                                                                                              ----------
              PERSONAL PRODUCTS (1.9%)
    159,700   Aderans Co. Ltd.(a)                                                                  1,022
    472,286   Beiersdorf AG(a)                                                                    38,615
  1,440,900   Best World International Ltd.(a)                                                     1,346

================================================================================

20  | USAA INTERNATIONAL FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
    125,072   L'Oreal S.A.(a)                                                                 $   21,312
     34,057   Oriflame Holding AG(a)                                                                 867
                                                                                              ----------
                                                                                                  63,162
                                                                                              ----------
              SOFT DRINKS (0.1%)
    453,979   Britvic plc(a)                                                                       3,246
                                                                                              ----------
              TOBACCO (0.9%)
    882,600   Japan Tobacco, Inc.(a)                                                              30,713
                                                                                              ----------
              Total Consumer Staples                                                             429,395
                                                                                              ----------
              ENERGY (4.2%)
              -------------
              COAL & CONSUMABLE FUELS (0.1%)
  1,276,847   Whitehaven Coal Ltd.*(a)                                                             2,599
                                                                                              ----------
              INTEGRATED OIL & GAS (3.5%)
  2,139,343   BP plc(a)                                                                           12,411
  1,917,790   ENI S.p.A.(a)                                                                       26,777
  1,025,606   Gazprom PAO ADR                                                                      4,759
    118,414   Lukoil PJSC ADR                                                                      5,827
    359,194   Petroleo Brasileiro S.A. ADR*                                                        3,905
    418,590   Royal Dutch Shell plc "B"(a)                                                        11,170
    141,928   Statoil ASA(a)                                                                       2,468
  1,117,982   Suncor Energy, Inc.                                                                 35,604
    700,600   Surgutneftegas ADR(a)                                                                3,179
    155,500   Surgutneftegaz ADR                                                                     716
    251,312   Total S.A.(a)                                                                       12,029
                                                                                              ----------
                                                                                                 118,845
                                                                                              ----------
              OIL & GAS EQUIPMENT & SERVICES (0.3%)
     74,715   Ocean Yield ASA(a)                                                                     603
    210,942   Petrofac Ltd.(a)                                                                     2,103
    519,670   Subsea 7 S.A.*(a)                                                                    6,123
                                                                                              ----------
                                                                                                   8,829
                                                                                              ----------
              OIL & GAS EXPLORATION & PRODUCTION (0.3%)
    168,321   Det Norske Oljeselskap ASA(a)                                                        2,752
    313,200   INPEX Corp.(a)                                                                       3,089
    140,900   Japan Petroleum Exploration Co. Ltd.(a)                                              2,970
    193,300   Painted Pony Petroleum Ltd.*                                                         1,369
     12,880   Petro Rio S.A.*                                                                         63
                                                                                              ----------
                                                                                                  10,243
                                                                                              ----------
              OIL & GAS REFINING & MARKETING (0.0%)
    228,100   Fuji Oil Co., Ltd.*(a)                                                                 653
     31,700   Idemitsu Kosan Co. Ltd.(a)                                                             728
                                                                                              ----------
                                                                                                   1,381
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              OIL & GAS STORAGE & TRANSPORTATION (0.0%)
     40,522   Euronav N.V.(a)                                                                 $      301
                                                                                              ----------
              Total Energy                                                                       142,198
                                                                                              ----------
              FINANCIALS (15.6%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (1.1%)
     86,468   AURELIUS Equity Opportunities SE & Co. KGaA(a)                                       4,992
     14,888   Banca Generali S.p.A.(a)                                                               313
     26,462   Deutsche Beteiligungs AG(a)                                                            864
    589,702   Julius Baer Group Ltd.*(a)                                                          26,060
    246,086   Magellan Financial Group Ltd.(a)                                                     4,155
    482,100   Uranium Participation Corp.*                                                         1,296
                                                                                              ----------
                                                                                                  37,680
                                                                                              ----------
              CONSUMER FINANCE (0.2%)
    152,058   Arrow Global Group plc(a)                                                              556
    307,242   Credit Corp. Group Ltd. Common Stock(a)                                              4,033
     70,131   Provident Financial plc(a)                                                           2,556
                                                                                              ----------
                                                                                                   7,145
                                                                                              ----------
              DIVERSIFIED BANKS (6.7%)
    361,020   Aldermore Group plc*(a)                                                                961
    930,644   Allahabad Bank Ltd.*(a)                                                                943
    753,326   Alpha Bank AE*(a)                                                                    1,522
    710,622   Banca Popolare dell'Emilia Romagna SC(a)                                             2,835
    667,865   Banco BPI, S.A.*(a)                                                                    797
  2,804,967   Banco Popular Espanol S.A.(a)                                                        2,446
  7,300,202   Barclays plc(a)                                                                     19,703
     36,268   BGEO Group plc(a)                                                                    1,342
    137,322   BNP Paribas S.A.(a)                                                                  7,973
  1,395,434   CaixaBank S.A.(a)                                                                    4,057
    440,991   Canara Bank Ltd.*(a)                                                                 2,052
    936,498   Corporation Bank*(a)                                                                   639
    244,400   Dah Sing Financial Holdings Ltd.(a)                                                  1,636
  3,088,600   DBS Group Holdings Ltd.(a)                                                          37,718
  1,754,337   HSBC Holdings plc(a)                                                                13,943
  3,887,081   ING Groep N.V.(a)                                                                   52,746
    132,339   KB Financial Group, Inc.(a)                                                          4,806
    364,158   KBC Groep N.V.(a)                                                                   21,837
  1,592,300   Mitsubishi UFJ Financial Group, Inc.(a)                                              9,534
  3,353,900   Mizuho Financial Group, Inc.(a)                                                      6,053
    203,345   Norwegian Finance Holding ASA*(a)                                                    1,914
    229,200   Sberbank of Russia ADR                                                               2,311
     69,435   Shinhan Financial Group Co. Ltd.(a)                                                  2,623
    245,728   Skandiabanken ASA*(a),(b)                                                            1,994

================================================================================

22  | USAA INTERNATIONAL FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
    160,972   Societe Generale S.A.(a)                                                        $    6,903
    652,048   Standard Chartered plc*(a)                                                           5,227
    228,400   Sumitomo Mitsui Financial Group, Inc.(a)                                             8,605
     74,590   Sumitomo Mitsui Trust Holdings, Inc.(a)                                              2,783
  1,036,940   UniCredit S.p.A.(a)                                                                  2,220
                                                                                              ----------
                                                                                                 228,123
                                                                                              ----------
              DIVERSIFIED CAPITAL MARKETS (1.8%)
  3,773,208   UBS Group AG(a)                                                                     60,011
                                                                                              ----------
              INVESTMENT BANKING & BROKERAGE (0.1%)
    120,500   Aizawa Securities Co. Ltd.(a)                                                          674
    114,165   IG Group Holdings plc(a)                                                             1,201
    172,972   Tullett Prebon plc(a)                                                                  962
                                                                                              ----------
                                                                                                   2,837
                                                                                              ----------
              LIFE & HEALTH INSURANCE (2.7%)
  8,901,800   AIA Group Ltd.(a)                                                                   54,206
    305,700   Dai-Ichi Life Insurance Co., Ltd.(a)                                                 5,068
    332,473   Delta Lloyd N.V.(a)                                                                  1,914
    748,739   Prudential plc(a)                                                                   14,467
    317,305   Societa Cattolica di Assicurazioni(a)                                                1,786
    696,548   Storebrand ASA*(a)                                                                   3,650
    558,500   T&D Holdings, Inc.(a)                                                                7,172
    154,661   TONGYANO Life Insurance Co. Ltd.(a)                                                  1,706
     38,796   Wuestenrot & Wuerttembergische AG(a)                                                   738
                                                                                              ----------
                                                                                                  90,707
                                                                                              ----------
              MULTI-LINE INSURANCE (1.2%)
    146,781   Ageas(a)                                                                             5,478
    402,538   Assicurazioni Generali S.p.A.(a)                                                     5,080
     83,926   Protector Forsikring ASA(a)                                                            705
    196,070   Topdanmark A/S*(a)                                                                   4,968
     97,810   Zurich Insurance Group AG*(a)                                                       25,566
                                                                                              ----------
                                                                                                  41,797
                                                                                              ----------
              MULTI-SECTOR HOLDINGS (0.1%)
     21,521   Corporacion Financiera Alba S.A.(a)                                                    915
  3,342,000   First Pacific Co. Ltd.(a)                                                            2,356
                                                                                              ----------
                                                                                                   3,271
                                                                                              ----------
              PROPERTY & CASUALTY INSURANCE (0.2%)
    163,261   ALM. Brand A/S(a)                                                                    1,221
    384,802   Coface S.A.*(a)                                                                      2,261
    506,462   Hastings Group Holdings Ltd.(a)                                                      1,361
                                                                                              ----------
                                                                                                   4,843
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              REGIONAL BANKS (0.3%)
     27,800   Bank of Nagoya Ltd.(a)                                                          $      953
  1,000,200   FIDEA Holdings Co. Ltd.(a)                                                           1,702
    162,000   Miyazaki Bank Ltd.(a)                                                                  522
    353,000   Oita Bank Ltd.(a)                                                                    1,276
    142,960   Sparebank 1 SR-Bank ASA(a)                                                             938
      2,052   St. Galler Kantonalbank "A"(a)                                                         782
    428,000   Tochigi Bank Ltd.(a)                                                                 1,900
    414,300   Tomony Holdings, Inc.(a)                                                             2,190
    301,000   Yamanashi Chuo Bank Ltd.(a)                                                          1,355
                                                                                              ----------
                                                                                                  11,618
                                                                                              ----------
              SPECIALIZED FINANCE (0.5%)
  1,590,547   Element Financial Corp.                                                             13,262
     26,100   Fuyo General Lease Co. Ltd.(a)                                                       1,251
    585,300   Japan Securities Finance Co.(a)                                                      2,847
     23,400   Ricoh Leasing Co. Ltd.(a)                                                              725
                                                                                              ----------
                                                                                                  18,085
                                                                                              ----------
              THRIFTS & MORTGAGE FINANCE (0.7%)
     51,126   Deutsche Pfandbriefbank AG(a)                                                          530
  1,255,255   Housing Development Finance Corp. Ltd.(a)                                           23,262
    340,246   OneSavings Bank plc(a)                                                               1,341
                                                                                              ----------
                                                                                                  25,133
                                                                                              ----------
              Total Financials                                                                   531,250
                                                                                              ----------
              HEALTH CARE (11.3%)
              -------------------
              BIOTECHNOLOGY (0.1%)
     12,673   Advanced Accelerator Applications S.A. ADR*                                            371
    346,215   Sinovac Biotech Ltd.*                                                                2,115
     40,933   Swedish Orphan Biovitrum AB*(a)                                                        433
                                                                                              ----------
                                                                                                   2,919
                                                                                              ----------
              HEALTH CARE DISTRIBUTORS (0.1%)
  1,842,237   Sigma Pharmaceuticals Ltd.(a)                                                        1,672
     13,900   Suzuken Co. Ltd.(a)                                                                    422
     39,100   Toho Holdings Co. Ltd.(a)                                                              762
     81,200   Vital KSK Holdings Inc.(a)                                                             691
                                                                                              ----------
                                                                                                   3,547
                                                                                              ----------
              HEALTH CARE EQUIPMENT (1.5%)
    127,489   CellaVision AB(a)                                                                    1,116
     43,137   El.En. S.p.A(a)                                                                        963
     41,524   Ion Beam Applications(a)                                                             1,784
     33,478   Sonova Holding AG(a)                                                                 4,038

================================================================================

24  | USAA INTERNATIONAL FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
  1,172,200   Terumo Corp.(a)                                                                 $   41,916
                                                                                              ----------
                                                                                                  49,817
                                                                                              ----------
              HEALTH CARE FACILITIES (0.2%)
     92,646   Attendo AB(a),(b)                                                                      742
    330,453   CVS Group plc(a)                                                                     4,403
     59,415   Korian S.A.(a)                                                                       1,552
    323,733   Spire Healthcare Group plc(a),(b)                                                    1,433
                                                                                              ----------
                                                                                                   8,130
                                                                                              ----------
              HEALTH CARE SUPPLIES (1.8%)
    224,573   Advanced Medical Solutions Group plc(a)                                                629
  1,482,300   Hoya Corp.(a)                                                                       59,298
    123,900   Nipro Corp.(a)                                                                       1,379
                                                                                              ----------
                                                                                                  61,306
                                                                                              ----------
              HEALTH CARE TECHNOLOGY (0.1%)
    448,218   AGFA-Gevaert N.V.*(a)                                                                2,052
     20,405   NNIT A/S(a),(b)                                                                        580
                                                                                              ----------
                                                                                                   2,632
                                                                                              ----------
              LIFE SCIENCES TOOLS & SERVICES (0.1%)
     99,800   CMIC Holdings Co. Ltd.(a)                                                            1,328
     89,500   EPS Holdings, Inc.(a)                                                                1,063
                                                                                              ----------
                                                                                                   2,391
                                                                                              ----------
              PHARMACEUTICALS (7.4%)
      3,693   Alk-Abello A/S(a)                                                                      453
    165,873   Almirall S.A.(a)                                                                     2,442
    161,487   AstraZeneca plc(a)                                                                   8,351
    683,406   Bayer AG(a)                                                                         64,137
    282,004   BTG plc*(a)                                                                          2,060
     77,700   Daito Pharmaceutical Co. Ltd.(a)                                                     1,359
     94,133   Dechra Pharmaceuticals plc(a)                                                        1,500
     70,400   Eisai Co. Ltd.(a)                                                                    4,085
    271,510   Faes Farma S.A.(a)                                                                     970
     76,000   H. Lundbeck A/S*(a)                                                                  2,899
    106,361   Ipsen S.A.(a)                                                                        7,209
     27,000   Kissei Pharmaceutical Co. Ltd.(a)                                                      642
     64,800   Kyorin Co. Ltd.(a)                                                                   1,382
    232,190   Merck KGaA(a)                                                                       23,249
    568,009   Novartis AG(a)                                                                      39,089
    665,448   Novo Nordisk A/S "B"(a)                                                             22,467
     63,184   Orion Oyj "B"(a)                                                                     2,681
     31,041   Recordati S.p.A.(a)                                                                    844
    274,173   Roche Holding AG(a)                                                                 60,967

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
    153,500   Takeda Pharmaceutical Co. Ltd.(a)                                               $    6,361
                                                                                              ----------
                                                                                                 253,147
                                                                                              ----------
              Total Health Care                                                                  383,889
                                                                                              ----------
              INDUSTRIALS (14.4%)
              -------------------
              AEROSPACE & DEFENSE (1.0%)
    110,302   MTU Aero Engines AG(a)                                                              11,586
  1,709,539   Rolls-Royce Holdings plc*(a)                                                        14,446
    133,473   Saab AB "B"(a)                                                                       4,943
     19,996   Thales S.A.(a)                                                                       1,950
                                                                                              ----------
                                                                                                  32,925
                                                                                              ----------
              AGRICULTURAL & FARM MACHINERY (0.6%)
  1,312,900   Kubota Corp.(a)                                                                     20,222
                                                                                              ----------
              AIR FREIGHT & LOGISTICS (0.2%)
     50,288   Bpost S.A.(a)                                                                        1,126
  1,227,758   PostNL N.V.*(a)                                                                      6,051
                                                                                              ----------
                                                                                                   7,177
                                                                                              ----------
              AIRLINES (0.3%)
    714,585   Air France-KLM*(a)                                                                   3,840
  1,207,436   Air New Zealand Ltd.(a)                                                              1,846
    409,976   Deutsche Lufthansa AG(a)                                                             5,313
                                                                                              ----------
                                                                                                  10,999
                                                                                              ----------
              BUILDING PRODUCTS (0.9%)
        357   Belimo Holding AG(a)                                                                 1,034
    158,761   Compagnie de Saint-Gobain(a)                                                         6,886
    229,600   Daikin Industries Ltd.(a)                                                           21,979
     44,900   Sanko Metal Industrial Co. Ltd.(a)                                                   1,196
    105,600   Sankyo Tateyama, Inc.(a)                                                             1,464
                                                                                              ----------
                                                                                                  32,559
                                                                                              ----------
              CONSTRUCTION & ENGINEERING (0.5%)
    178,000   Kumagai Gumi Co. Ltd.(a)                                                               464
  1,247,277   MACA Ltd.(a)                                                                         1,425
    527,636   Maire Tecnimont S.p.A.(a)                                                            1,326
    158,400   Matsui Construction Co. Ltd.(a)                                                      1,559
     95,306   NCC AB "B"(a)                                                                        2,273
    132,800   Obayashi Road Corp.(a)                                                                 825
    917,250   Raubex Group Ltd.(a)                                                                 1,499
    134,700   Shinnihon Corp.(a)                                                                   1,156
    262,400   Tokyu Construction Co. Ltd.(a)                                                       2,183
  1,025,000   Toyo Engineering Corp.(a)                                                            2,901
     42,793   Veidekke ASA(a)                                                                        608
                                                                                              ----------
                                                                                                  16,219
                                                                                              ----------

================================================================================

26  | USAA INTERNATIONAL FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.3%)
    168,196   Alstom S.A.*(a)                                                                 $    4,556
     23,393   KION Group AG(a)                                                                     1,325
     72,300   Kyokuto Kaihatsu Kogyo Co. Ltd.(a)                                                     951
  4,181,100   Yangzijiang Shipbuilding Holdings Ltd.(a)                                            2,384
                                                                                              ----------
                                                                                                   9,216
                                                                                              ----------
              DIVERSIFIED SUPPORT SERVICES (0.3%)
    242,197   Berendsen plc(a)                                                                     2,678
    364,601   Downer EDI Ltd.(a)                                                                   1,535
    189,341   Intrum Justitia AB(a)                                                                5,727
                                                                                              ----------
                                                                                                   9,940
                                                                                              ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (2.4%)
    221,900   Furukawa Electric Co. Ltd.(a)                                                        6,876
    350,000   Iwasaki Electric Co. Ltd.(a)                                                           538
    416,734   Legrand S.A.(a)                                                                     23,197
    700,526   Schneider Electric SE(a)                                                            46,533
    196,100   Ushio, Inc.(a)                                                                       2,424
    173,201   Zumtobel Group AG(a)                                                                 3,018
                                                                                              ----------
                                                                                                  82,586
                                                                                              ----------
              ENVIRONMENTAL & FACILITIES SERVICES (0.1%)
  1,579,137   Rentokil Initial plc(a)                                                              4,236
                                                                                              ----------
              HEAVY ELECTRICAL EQUIPMENT (0.2%)
    220,258   Gamesa Corporacion Tecnologica S.A.(a)                                               4,574
  1,021,100   Melrose Industries plc(a)                                                            2,336
                                                                                              ----------
                                                                                                   6,910
                                                                                              ----------
              HIGHWAYS & RAILTRACKS (0.0%)
     58,441   SIAS S.p.A(a)                                                                          475
                                                                                              ----------
              HUMAN RESOURCE & EMPLOYMENT SERVICES (1.4%)
     55,818   Adecco Group AG(a)                                                                   3,431
     64,700   en-japan, Inc.(a)                                                                    1,085
  1,990,891   Hays plc(a)                                                                          3,448
    763,300   Randstad Holding N.V.(a)                                                            38,628
    181,523   SThree plc(a)                                                                          628
                                                                                              ----------
                                                                                                  47,220
                                                                                              ----------
              INDUSTRIAL CONGLOMERATES (0.9%)
    643,904   CIR S.p.A.(a)                                                                          661
     22,963   Italmobiliare S.p.A.(a)                                                              1,022
    119,768   Koninklijke Philips N.V.(a)                                                          3,434
    130,795   Rheinmetall AG(a)                                                                    9,327
    863,893   Smiths Group plc(a)                                                                 15,212
                                                                                              ----------
                                                                                                  29,656
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              INDUSTRIAL MACHINERY (1.6%)
    389,708   Deutz AG(a)                                                                     $    2,128
    142,700   FANUC Corp.(a)                                                                      24,517
      3,933   Georg Fischer(a)                                                                     3,365
    141,700   Hisaka Works Ltd.(a)                                                                 1,027
    337,200   Hitachi Zosen Corp.(a)                                                               1,808
    315,600   Japan Steel Works Ltd.(a)                                                            5,681
     41,100   Kitz Corp.(a)                                                                          240
      8,658   Komax Holding AG(a)                                                                  2,122
    616,045   Morgan Advanced Materials plc(a)                                                     2,172
    210,000   Nippon Thompson Co. Ltd.(a)                                                            807
     78,900   Rheon Automatic Machinery Co. Ltd.(a)                                                  625
    531,000   Ryobi Ltd.(a)                                                                        2,159
     25,086   Stabilus S.A.*(a)                                                                    1,244
    840,000   Sumitomo Heavy Industries Ltd.(a)                                                    5,182
    778,000   Toshiba Machine Co. Ltd.(a)                                                          2,963
                                                                                              ----------
                                                                                                  56,040
                                                                                              ----------
              MARINE (0.6%)
    157,967   D/S Norden A/S*(a)                                                                   2,400
     66,047   DFDS A/S(a)                                                                          2,721
     72,774   Kuehne & Nagel International AG(a)                                                   9,487
  1,152,000   Mitsui O.S.K. Lines Ltd.(a)                                                          3,041
 15,958,000   Pacific Basin Shipping Ltd.*(a)                                                      2,606
                                                                                              ----------
                                                                                                  20,255
                                                                                              ----------
              MARINE PORTS & SERVICES (0.1%)
     86,947   Hamburger Hafen und Logistik AG(a)                                                   1,520
    223,000   Sumitomo Warehouse Co. Ltd.(a)                                                       1,165
                                                                                              ----------
                                                                                                   2,685
                                                                                              ----------
              OFFICE SERVICES & SUPPLIES (0.2%)
    300,100   KOKUYO Co. Ltd.(a)                                                                   3,541
    235,533   Moleskine S.p.A.(a)                                                                    599
    111,400   Okamura Corp.(a)                                                                       961
    169,200   Relia, Inc.(a)                                                                       1,651
                                                                                              ----------
                                                                                                   6,752
                                                                                              ----------
              RAILROADS (1.3%)
    663,213   Canadian National Railway Co.                                                       44,323
     30,944   Go-Ahead Group plc(a)                                                                  805
                                                                                              ----------
                                                                                                  45,128
                                                                                              ----------
              RESEARCH & CONSULTING SERVICES (0.6%)
    186,154   Bureau Veritas S.A.(a)                                                               3,504
    785,416   Experian plc(a)                                                                     14,813

================================================================================

28  | USAA INTERNATIONAL FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
     74,985   WS Atkins plc(a)                                                                $    1,316
                                                                                              ----------
                                                                                                  19,633
                                                                                              ----------
              TRADING COMPANIES & DISTRIBUTORS (0.7%)
     35,977   B&B Tools AB "B"(a)                                                                    724
    368,700   BOC Aviation Ltd.(a)                                                                 1,859
     74,343   Cramo Oyj(a)                                                                         1,859
     82,953   Diploma plc(a)                                                                         975
    130,500   Fly Leasing Ltd. ADR*                                                                1,804
    331,000   Hanwa Co. Ltd.(a)                                                                    2,184
     81,400   Inabata & Co. Ltd.(a)                                                                  879
  2,053,000   Kanematsu Corp.(a)                                                                   3,443
    127,989   Kloeckner & Co. SE*(a)                                                               1,348
    146,000   Kuroda Electric Co. Ltd.(a)                                                          2,970
     38,095   Ramirent Oyj(a)                                                                        271
    272,430   Rexel S.A.(a)                                                                        4,199
  2,202,052   SIG plc(a)                                                                           2,459
                                                                                              ----------
                                                                                                  24,974
                                                                                              ----------
              TRUCKING (0.2%)
    417,287   FirstGroup plc*(a)                                                                     531
     33,100   Hamakyorex Co. Ltd.(a)                                                                 595
    686,548   National Express Group plc(a)                                                        3,056
    346,328   Nobina AB(a),(b)                                                                     2,173
                                                                                              ----------
                                                                                                   6,355
                                                                                              ----------
              Total Industrials                                                                  492,162
                                                                                              ----------
              INFORMATION TECHNOLOGY (11.4%)
              ------------------------------
              APPLICATION SOFTWARE (2.0%)
    201,712   Dassault Systemes S.A.(a)                                                           15,397
    409,095   Hansen Technologies Ltd.(a)                                                          1,319
     22,326   Industrial & Financial Systems AB "B"(c)                                               960
    597,129   SAP SE(a)                                                                           49,980
     21,394   Temenos Group AG(a)                                                                  1,478
                                                                                              ----------
                                                                                                  69,134
                                                                                              ----------
              COMMUNICATIONS EQUIPMENT (0.2%)
    926,372   LM Ericsson Telephone Co. "B" ADR(a)                                                 4,748
     17,169   Silicom Ltd.                                                                           675
    262,739   Telit Communications PLC Common Stock Gbp.01(a)                                        879
                                                                                              ----------
                                                                                                   6,302
                                                                                              ----------
              DATA PROCESSING & OUTSOURCED SERVICES (1.0%)
    736,740   Amadeus IT Group S.A.(a)                                                            33,338
    231,027   Paysafe Group plc*(a)                                                                1,122
                                                                                              ----------
                                                                                                  34,460
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              ELECTRONIC COMPONENTS (1.3%)
    371,600   CMK Corp.*(a)                                                                   $    1,985
     52,200   Dai-Ichi Seiko Co. Ltd.(a)                                                             635
    357,000   Hosiden Corp.(a)                                                                     2,979
    764,900   Japan Display, Inc.*(a)                                                              1,804
    523,700   Kyocera Corp.(a)                                                                    25,378
    402,700   Nichicon Corp.(a)                                                                    3,572
  1,167,000   Nippon Chemi-Con Corp.(a)                                                            2,423
    198,100   Sumida Corp.(a)                                                                      1,816
    189,490   Taiyo Yuden Co., Ltd.(a)                                                             2,117
    163,000   Tamura Corp.(a)                                                                        642
                                                                                              ----------
                                                                                                  43,351
                                                                                              ----------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
    482,700   Citizen Holdings Co. Ltd.(a)                                                         3,008
     54,046   Datalogic S.p.A.(a)                                                                    951
    103,059   Kudelski S.A.(a)                                                                     1,728
    283,945   Mycronic AB(a)                                                                       2,939
    156,600   Orbotech Ltd.*                                                                       4,959
                                                                                              ----------
                                                                                                  13,585
                                                                                              ----------
              ELECTRONIC MANUFACTURING SERVICES (0.2%)
  2,264,003   Hon Hai Precision Industry Co. Ltd.(a)                                               5,786
                                                                                              ----------
              HOME ENTERTAINMENT SOFTWARE (0.3%)
    203,600   GungHo Online Entertainment, Inc.(a)                                                   458
  5,918,000   IGG, Inc.(a)                                                                         4,621
     14,950   Nintendo Co. Ltd.(a)                                                                 3,669
     37,080   UbiSoft Entertainment S.A.*(a)                                                       1,290
                                                                                              ----------
                                                                                                  10,038
                                                                                              ----------
              INTERNET SOFTWARE & SERVICES (0.9%)
    185,393   Alibaba Group Holding Ltd. ADR*                                                     17,431
     11,600   Criteo S.A. ADR*                                                                       479
     90,300   DeNA Co. Ltd.(a)                                                                     2,780
    605,800   Gree, Inc.(a)                                                                        3,253
     81,000   Internet Initiative Japan, Inc.(a)                                                   1,170
     15,900   Mixi, Inc.(a)                                                                          557
    455,730   Moneysupermarket.com Group plc(a)                                                    1,510
     81,100   Wix.com Ltd.*                                                                        4,014
                                                                                              ----------
                                                                                                  31,194
                                                                                              ----------
              IT CONSULTING & OTHER SERVICES (1.4%)
     32,443   Alten S.A.(a)                                                                        2,223
    353,338   Appen Ltd.(a)                                                                          662
    106,616   Computacenter plc(a)                                                                   978
     15,891   Devoteam S.A.(a)                                                                       880

================================================================================

30  | USAA INTERNATIONAL FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
  1,292,000   Fujitsu Ltd.(a)                                                                 $    7,804
     20,520   GFT Technologies SE(a)                                                                 413
     60,500   Ines Corp.(a)                                                                          635
    417,500   Net One Systems Co. Ltd.(a)                                                          2,842
    165,100   Nihon Unisys Ltd.(a)                                                                 2,037
    158,831   Softcat plc(a)                                                                         599
     27,857   Sopra Steria Group(a)                                                                2,791
    721,113   Tata Consultancy Services Ltd.(a)                                                   23,936
     31,100   TIS, Inc.(a)                                                                           658
                                                                                              ----------
                                                                                                  46,458
                                                                                              ----------
              SEMICONDUCTOR EQUIPMENT (0.2%)
    114,800   Mimasu Semiconductor Industry Co. Ltd.(a)                                            1,400
     22,600   NuFlare Technology, Inc.(a)                                                          1,083
    170,200   Shinkawa Ltd.*(a)                                                                    1,025
    124,800   Tokyo Seimitsu Co. Ltd.(a)                                                           3,579
                                                                                              ----------
                                                                                                   7,087
                                                                                              ----------
              SEMICONDUCTORS (2.3%)
    353,079   Kontron AG*(a)                                                                       1,060
    314,800   MediaTek, Inc.(a)                                                                    2,188
     21,076   Melexis NV(a)                                                                        1,320
     99,800   Miraial Co. Ltd.(a)                                                                    801
     97,100   ROHM Co. Ltd.(a)                                                                     5,435
  1,132,900   Shinko Electric Industries Co. Ltd.(a)                                               7,118
    739,236   Soitec*(a)                                                                             783
    496,880   STMicroelectronics N.V.(a)                                                           5,078
  1,711,518   Taiwan Semiconductor Manufacturing Co. Ltd. ADR                                     50,815
    226,274   Tower Semiconductor Ltd.*(a)                                                         4,067
                                                                                              ----------
                                                                                                  78,665
                                                                                              ----------
              SYSTEMS SOFTWARE (0.7%)
     26,200   Alpha Systems, Inc.(a)                                                                 404
    263,386   Check Point Software Technologies Ltd.*                                             21,684
     80,600   Computer Engineering & Consulting Ltd.(a)                                            1,343
     60,300   Fuji Soft, Inc.(a)                                                                   1,426
                                                                                              ----------
                                                                                                  24,857
                                                                                              ----------
              TECHNOLOGY DISTRIBUTORS (0.0%)
    300,000   Daiwabo Holdings Co. Ltd.(a)                                                           796
     42,400   UKC Holdings Corp.(a)                                                                  785
                                                                                              ----------
                                                                                                   1,581
                                                                                              ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.5%)
    186,000   Canon, Inc.(a)                                                                       5,341
  1,367,464   Compal Electronics, Inc. GDR(c)                                                      3,894

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
     76,600   Japan Digital Laboratory Co. Ltd(a)                                             $    1,613
    180,400   MCJ Co. Ltd.(a)                                                                      1,605
     79,300   Melco Holdings, Inc.(a)                                                              2,044
    252,000   Toshiba Tec Corp.*(a)                                                                1,257
                                                                                              ----------
                                                                                                  15,754
                                                                                              ----------
              Total Information Technology                                                       388,252
                                                                                              ----------
              MATERIALS (8.0%)
              ----------------
              ALUMINUM (0.0%)
    255,600   Nippon Light Metal Holdings Co. Ltd.(a)                                                576
                                                                                              ----------
              COMMODITY CHEMICALS (0.5%)
     33,276   Lenzing AG(a)                                                                        4,244
    230,000   Mitsui Chemicals, Inc.(a)                                                            1,088
    921,767   Orica Ltd.(a)                                                                       11,539
                                                                                              ----------
                                                                                                  16,871
                                                                                              ----------
              CONSTRUCTION MATERIALS (0.4%)
    256,476   Buzzi Unicem S.p.A(a)                                                                5,447
    130,492   LafargeHolcim Ltd.(a)                                                                6,957
     43,012   Vicat S.A.(a)                                                                        2,490
                                                                                              ----------
                                                                                                  14,894
                                                                                              ----------
              DIVERSIFIED CHEMICALS (0.3%)
     60,000   Mitsubishi Gas Chemical Co. Inc.(a)                                                    925
    515,300   Showa Denko K.K.(a)                                                                  7,089
    991,000   UBE Industries Ltd.(a)                                                               2,098
                                                                                              ----------
                                                                                                  10,112
                                                                                              ----------
              DIVERSIFIED METALS & MINING (1.0%)
    320,300   Anglo American plc*(a)                                                               4,813
  1,317,500   Ivanhoe Mines Ltd. "A"*                                                              2,315
 14,504,000   NetMind Financial Holdings Ltd.*(a)                                                    119
    147,500   Northern Dynasty Minerals Ltd.*                                                        175
    647,000   Pacific Metals Co. Ltd.*(a)                                                          2,193
    582,631   Rio Tinto plc(a)                                                                    21,965
    988,036   Western Areas Ltd.*(a)                                                               2,214
                                                                                              ----------
                                                                                                  33,794
                                                                                              ----------
              GOLD (0.6%)
    178,300   Barrick Gold Corp.                                                                   2,674
  1,243,924   Centamin plc(a)                                                                      2,026
    483,300   Centerra Gold, Inc.                                                                  2,497
    762,558   Eldorado Gold Corp.*                                                                 2,089
 62,529,000   G-Resources Group Ltd.(a)                                                            1,185
    605,367   Kinross Gold Corp.*                                                                  1,992

================================================================================

32  | USAA INTERNATIONAL FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
    168,928   Northern Star Resources Ltd.(a)                                                 $      440
  1,993,454   Ramelius Resources Ltd.*(a)                                                            722
    506,419   Regis Resources Ltd.(a)                                                              1,051
  5,017,354   Resolute Mining Ltd.(a)                                                              4,503
                                                                                              ----------
                                                                                                  19,179
                                                                                              ----------
              INDUSTRIAL GASES (2.1%)
    468,452   Air Liquide S.A.(a)                                                                 47,890
    133,478   Linde AG(a)                                                                         22,223
                                                                                              ----------
                                                                                                  70,113
                                                                                              ----------
              METAL & GLASS CONTAINERS (0.2%)
    332,211   Pact Group Holdings Ltd.(a)                                                          1,599
    252,028   RPC Group plc(a)                                                                     3,390
     14,688   Vidrala SA(a)                                                                          741
                                                                                              ----------
                                                                                                   5,730
                                                                                              ----------
              PAPER PACKAGING (0.1%)
  3,592,000   AMVIG Holdings Ltd.(a)                                                               1,282
     82,476   BillerudKorsnas AB(a)                                                                1,366
                                                                                              ----------
                                                                                                   2,648
                                                                                              ----------
              PAPER PRODUCTS (0.1%)
    220,900   Nippon Paper Industries Co. Ltd.(a)                                                  3,871
     59,638   SEMAPA - Sociedade de Investimento e Gestao SGPS S.A.(a)                               768
                                                                                              ----------
                                                                                                   4,639
                                                                                              ----------
              PRECIOUS METALS & MINERALS (0.1%)
    107,304   Anglo American Platinum Ltd.*(a)                                                     2,206
    656,942   Impala Platinum Holdings Ltd.*(a)                                                    2,063
    235,029   Lonmin plc*(a)                                                                         439
                                                                                              ----------
                                                                                                   4,708
                                                                                              ----------
              SPECIALTY CHEMICALS (1.9%)
    559,759   Akzo Nobel N.V.(a)                                                                  34,772
     85,370   Borregaard ASA(a)                                                                      865
     40,395   H&R GmbH & Co. KGaA*(a)                                                                665
    356,500   JSR Corp.(a)                                                                         5,214
      5,419   Looser Holding AG*                                                                     559
     39,000   Sanyo Chemical Industries Ltd.(a)                                                    1,676
    213,100   Shin-Etsu Chemical Co. Ltd.(a)                                                      16,190
        240   Sika AG(a)                                                                           1,164
    197,000   Sumitomo Bakelite Co. Ltd.(a)                                                        1,079
    217,000   Tokuyama Corp.*(a)                                                                     850
                                                                                              ----------
                                                                                                  63,034
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              STEEL (0.7%)
    436,001   Bluescope Steel Ltd.(a)                                                         $    2,929
    131,900   Chubu Steel Plate Co. Ltd.(a)                                                          705
    433,746   Evraz plc*(a)                                                                        1,297
     84,900   Godo Steel Ltd.(a)                                                                   1,610
     49,249   Hill & Smith Holdings plc(a)                                                           755
     52,900   Kobe Steel Ltd.*(a)                                                                    509
    178,300   Kyoei Steel Ltd.(a)                                                                  3,285
      4,100   Nakayama Steel Works Ltd.*                                                              25
    181,800   Neturen Co. Ltd.(a)                                                                  1,464
     94,234   Salzgitter AG(a)                                                                     3,076
    402,800   Tokyo Steel Manufacturing Co. Ltd.(a)                                                2,952
     28,000   Topy Industries Ltd.(a)                                                                720
    101,850   Yamato Kogyo Co. Ltd.(a)                                                             2,986
    101,100   Yodogawa Steel Works Ltd.(a)                                                         2,836
                                                                                              ----------
                                                                                                  25,149
                                                                                              ----------
              Total Materials                                                                    271,447
                                                                                              ----------
              REAL ESTATE (1.8%)
              ------------------
              DIVERSIFIED REAL ESTATE ACTIVITIES (0.7%)
      7,026   Allreal Holding AG(a)                                                                1,023
     75,786   Dic Asset AG(a)                                                                        683
    561,000   Great Eagle Holdings Ltd.(a)                                                         2,491
    211,700   Heiwa Real Estate Co. Ltd.(a)                                                        3,067
    136,100   Leopalace21 Corp.(a)                                                                   748
     67,100   Mugen Estate Co., Ltd.(a)                                                              436
    315,300   Nomura Real Estate Holdings, Inc.(a)                                                 5,184
    140,253   Patrizia Immobilien AG*(a)                                                           2,298
     98,000   Raysum Co., Ltd.(a)                                                                    668
     55,400   Sun Frontier Fudousan Co. Ltd.(a)                                                      483
    787,200   Tokyu Fudosan Holdings Corp.(a)                                                      4,584
                                                                                              ----------
                                                                                                  21,665
                                                                                              ----------
              REAL ESTATE DEVELOPMENT (0.2%)
     31,799   ADLER Real Estate AG*(a)                                                               457
     17,800   Goldcrest Co. Ltd.(a)                                                                  342
    330,200   Tosei Corp.(a)                                                                       2,426
  3,809,800   Yanlord Land Group Ltd.(a)                                                           3,680
                                                                                              ----------
                                                                                                   6,905
                                                                                              ----------
              REAL ESTATE OPERATING COMPANIES (0.5%)
     28,275   Buwog AG(a)                                                                            657
    148,412   CA Immobilien Anlagen AG(a)                                                          2,706
    101,904   Castellum AB(a)                                                                      1,341

================================================================================

34  | USAA INTERNATIONAL FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
    112,400   Daibiru Corp.(a)                                                                $    1,015
     80,219   Dios Fastigheter AB(a)                                                                 526
    205,846   Gazit Globe Ltd.(a)                                                                  1,864
    112,271   Grand City Properties S.A.(a)                                                        1,869
    231,337   Hemfosa Fastigheter AB(a)                                                            2,121
    590,504   Sponda OYJ(a)                                                                        2,537
     19,900   Unizo Holdings Co. Ltd.(a)                                                             577
    240,510   WCM Beteiligungs-und & Grundbesitz AG*(a)                                              655
     37,160   Wihlborgs Fastigheter AB(a)                                                            674
                                                                                              ----------
                                                                                                  16,542
                                                                                              ----------
              REAL ESTATE SERVICES (0.1%)
    182,748   Savills plc(a)                                                                       1,530
    112,800   Sumitomo Real Estate Sales(a)                                                        2,787
                                                                                              ----------
                                                                                                   4,317
                                                                                              ----------
              REITs - DIVERSIFIED (0.0%)
     16,020   ICADE(a)                                                                             1,107
                                                                                              ----------
              REITs - HEALTH CARE (0.1%)
     25,695   Aedifica REIT(a)                                                                     1,894
                                                                                              ----------
              REITs - INDUSTRIAL (0.0%)
      6,789   Warehouses De Pauw SCA(a)                                                              583
                                                                                              ----------
              REITs - OFFICE (0.0%)
    578,100   Frasers Commercial Trust(a)                                                            514
                                                                                              ----------
              REITs - RESIDENTIAL (0.0%)
    489,232   Irish Residential Properties REIT plc(a)                                               602
                                                                                              ----------
              REITs - RETAIL (0.1%)
     51,249   Eurocommercial Properties N.V.(a)                                                    1,834
  1,037,234   Immobiliare Grande Distribuzione SIIQ S.p.A.(a)                                        693
  2,404,300   Lippo Malls Indonesia Retail REIT Trust(a)                                             637
    348,207   NewRiver REIT plc(a)                                                                 1,459
                                                                                              ----------
                                                                                                   4,623
                                                                                              ----------
              REITs - SPECIALIZED (0.1%)
    985,001   National Storage REIT(a)                                                             1,102
    299,329   Safestore Holdings plc(a)                                                            1,280
                                                                                              ----------
                                                                                                   2,382
                                                                                              ----------
              Total Real Estate                                                                   61,134
                                                                                              ----------
              TELECOMMUNICATION SERVICES (1.0%)
              ---------------------------------
              ALTERNATIVE CARRIERS (0.0%)
    170,820   Inmarsat plc(a)                                                                      1,515
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.8%)
    448,438   Hellenic Telecommunications Organization S.A.(a)                                $    4,073
    202,196   KT Corp.(a)                                                                          5,165
  1,882,030   Magyar Telekom Telecommunications plc(a)                                             3,140
  3,860,150   Singapore Telecommunications Ltd.(a)                                                10,146
    158,500   Telefonica Brasil S.A.                                                               2,116
    412,666   Telefonica S.A.(a)                                                                   3,435
                                                                                              ----------
                                                                                                  28,075
                                                                                              ----------
              WIRELESS TELECOMMUNICATION SERVICES (0.2%)
    115,971   Freenet AG(a)                                                                        2,962
    164,586   Orange Belgium S.A.*(a)                                                              3,419
                                                                                              ----------
                                                                                                   6,381
                                                                                              ----------
              Total Telecommunication Services                                                    35,971
                                                                                              ----------
              UTILITIES (1.3%)
              ----------------
              ELECTRIC UTILITIES (0.2%)
     26,781   BKW AG(a)                                                                            1,210
    294,000   Companhia Paranaense de Energia-Copel                                                2,517
    475,896   Infratil Ltd.(a)                                                                       943
    122,700   Okinawa Electric Power Co., Inc.(a)                                                  2,512
                                                                                              ----------
                                                                                                   7,182
                                                                                              ----------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
  1,285,202   NTPC Ltd.(a)                                                                         3,059
                                                                                              ----------
              MULTI-UTILITIES (1.0%)
     70,268   ACEA S.p.A.(a)                                                                         757
    457,727   E.ON SE(a)                                                                           3,005
  2,054,343   Engie(a)                                                                            25,311
  1,832,395   Iren S.p.A.(a)                                                                       2,736
    167,924   RWE AG*(a)                                                                           2,111
                                                                                              ----------
                                                                                                  33,920
                                                                                              ----------
              RENEWABLE ELECTRICITY (0.0%)
     91,858   Capital Stage AG(a)                                                                    617
                                                                                              ----------
              Total Utilities                                                                     44,778
                                                                                              ----------
              Total Common Stocks (cost: $2,856,548)                                           3,332,853
                                                                                              ----------
              PREFERRED STOCKS (0.1%)

              MATERIALS (0.1%)
              ----------------
              CONSTRUCTION MATERIALS (0.1%)
    168,482   Buzzi Unicem S.p.A.(a) (cost: $1,774)                                                1,874
                                                                                              ----------

================================================================================

36  | USAA INTERNATIONAL FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EXCHANGE-TRADED FUNDS (0.1%)
     59,335   iShares Core MSCI EAFE ETF (cost: $3,197)                                       $    3,137
                                                                                              ----------
              RIGHTS (0.0%)

              FINANCIALS (0.0%)
              -----------------
              DIVERSIFIED BANKS (0.0%)
  1,395,434   CaixaBank S.A.*                                                                         58
                                                                                              ----------
              INDUSTRIALS (0.0%)
              -----------------
              AEROSPACE & DEFENSE (0.0%)
 78,613,310   Rolls Royce Holdings plc "C "*(c)                                                       98
                                                                                              ----------
              Total Rights (cost: $156)                                                              156
                                                                                              ----------
              Total Equity Securities (cost: $2,861,675)                                       3,338,020
                                                                                              ----------

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                          COUPON
(000)                                                            RATE             MATURITY
--------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (1.2%)

              COMMERCIAL PAPER (0.7%)

              FINANCIALS (0.7%)
              -----------------
              DIVERSIFIED BANKS (0.7%)
$    23,623   GE Capital Treasury, LLC                            0.35%          12/01/2016       23,623
                                                                                              ----------

--------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
--------------------------------------------------------------------------------------------------------
              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.5%)
 17,956,357   State Street Institutional Treasury Money Market Fund Premier Class, 0.25%(d)       17,956
                                                                                              ----------
              Total Money Market Instruments (cost: $41,579)                                      41,579
                                                                                              ----------

              TOTAL INVESTMENTS (COST: $2,903,254)                                            $3,379,599
                                                                                              ==========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                  VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                    LEVEL 1             LEVEL 2           LEVEL 3            TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                          $327,647          $3,004,246              $960       $3,332,853
  Preferred Stocks                          1,874                   -                 -            1,874
  Exchange-Traded Funds                     3,137                   -                 -            3,137
  Rights                                       58                  98                 -              156

Money Market Instruments:
  Commercial Paper                              -              23,623                 -           23,623
  Government & U.S. Treasury
    Money Market Funds                     17,956                   -                 -           17,956
--------------------------------------------------------------------------------------------------------
Total                                    $350,672          $3,027,967              $960       $3,379,599
--------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

--------------------------------------------------------------------------------------------------------
                                  RECONCILIATION OF LEVEL 3 INVESTMENTS
--------------------------------------------------------------------------------------------------------
                                                                                           COMMON STOCKS
--------------------------------------------------------------------------------------------------------
Balance as of May 31, 2016                                                                          $  -
Purchases                                                                                              -
Sales                                                                                                  -
Transfers into Level 3                                                                               971
Transfers out of Level 3                                                                               -
Net realized gain (loss) on investments                                                                -
Change in net unrealized appreciation/(depreciation) of investments                                  (11)
--------------------------------------------------------------------------------------------------------
Balance as of November 30, 2016                                                                     $960
--------------------------------------------------------------------------------------------------------

                           FAIR VALUE LEVEL TRANSFERS
                           --------------------------

For the period of June 1, 2016, through November 30, 2016, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                                   TRANSFERS INTO            TRANSFERS INTO               TRANSFERS INTO
                                         (OUT OF)                  (OUT OF)                     (OUT OF)
ASSETS ($ IN 000s)                        LEVEL 1                   LEVEL 2                      LEVEL 3
--------------------------------------------------------------------------------------------------------
Common Stocks(I),(II)                $(2,790,444)                $2,789,473                         $971
--------------------------------------------------------------------------------------------------------

(I)Transferred from Level 1 to Level 2 due to an assessment of events at the end of the current reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets.

(II)Transferred from Level 1 to Level 3 due to the unavailability of observable inputs.

================================================================================

38  | USAA INTERNATIONAL FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    RIGHTS - Enable the holder to buy a specified number of shares of new issues of a common stock before it is offered to the public.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.
    GDR Global depositary receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.
    REIT   Real estate investment trust
    SDR    Swedish depositary receipts

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  39

================================================================================

o   SPECIFIC NOTES

    (a) Securities with a value of $3,004,414,000, which represented 88.2% of the Fund's net assets, were classified as Level 2 at November 30, 2016, due to the prices being adjusted to take into account significant market movements following the close of local trading.

    (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (c) Security was fair valued at November 30, 2016, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $4,952,000, which represented 0.1% of the Fund's net assets.

    (d) Rate represents the money market fund annualized seven-day yield at November 30, 2016.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

40  | USAA INTERNATIONAL FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $2,903,254)                            $3,379,599
   Cash denominated in foreign currencies (identified cost of $5,303)                              5,265
   Receivables:
       Capital shares sold                                                                        16,981
       USAA Asset Management Company (Note 6D)                                                         1
       Dividends and interest                                                                      9,081
       Securities sold                                                                             8,169
                                                                                              ----------
           Total assets                                                                        3,419,096
                                                                                              ----------
LIABILITIES
   Payables:
       Securities purchased                                                                        9,292
       Capital shares redeemed                                                                     1,061
   Unrealized depreciation on foreign currency contracts held, at value                                2
   Accrued management fees                                                                         2,099
   Accrued transfer agent's fees                                                                      59
   Other accrued expenses and payables                                                               407
                                                                                              ----------
           Total liabilities                                                                      12,920
                                                                                              ----------
               Net assets applicable to capital shares outstanding                            $3,406,176
                                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $2,949,101
   Accumulated undistributed net investment income                                                47,454
   Accumulated net realized loss on investments                                                  (66,029)
   Net unrealized appreciation of investments                                                    476,345
   Net unrealized depreciation of foreign currency translations                                     (695)
                                                                                              ----------
               Net assets applicable to capital shares outstanding                            $3,406,176
                                                                                              ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $1,412,489/53,159 capital shares
           outstanding, no par value)                                                         $    26.57
                                                                                              ==========
       Institutional Shares (net assets of $1,987,274/74,927 capital shares
           outstanding, no par value)                                                         $    26.52
                                                                                              ==========
       Adviser Shares (net assets of $6,413/243 capital shares outstanding,
           no par value)                                                                      $    26.45
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  41

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Six-month period ended November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $2,986)                                           $31,259
   Interest                                                                                           56
                                                                                                 -------
       Total income                                                                               31,315
                                                                                                 -------
EXPENSES
   Management fees                                                                                12,932
   Administration and servicing fees:
       Fund Shares                                                                                 1,079
       Institutional Shares                                                                        1,002
       Adviser Shares                                                                                  5
   Transfer agent's fees:
       Fund Shares                                                                                 1,129
       Institutional Shares                                                                        1,002
   Distribution and service fees (Note 6F):
       Adviser Shares                                                                                  8
   Custody and accounting fees:
       Fund Shares                                                                                   176
       Institutional Shares                                                                          251
       Adviser Shares                                                                                  1
   Postage:
       Fund Shares                                                                                    73
       Institutional Shares                                                                           28
   Shareholder reporting fees:
       Fund Shares                                                                                    35
       Institutional Shares                                                                            4
   Trustees' fees                                                                                     15
   Registration fees:
       Fund Shares                                                                                    30
       Institutional Shares                                                                           19
       Adviser Shares                                                                                  9
   Professional fees                                                                                 113
   Other                                                                                              25
                                                                                                 -------
           Total expenses                                                                         17,936
   Expenses reimbursed:
       Adviser Shares                                                                                 (5)
                                                                                                 -------
           Net expenses                                                                           17,931
                                                                                                 -------
NET INVESTMENT INCOME                                                                             13,384
                                                                                                 -------

================================================================================

42  | USAA INTERNATIONAL FUND

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
       Investments (net of foreign taxes withheld of $2)                                           9,244
       Foreign currency transactions                                                                (312)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                                 3,132
       Foreign currency translations                                                                (481)
                                                                                                 -------
           Net realized and unrealized gain                                                       11,583
                                                                                                 -------
   Increase in net assets resulting from operations                                              $24,967
                                                                                                 =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  43

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 2016 (unaudited), and year ended
May 31, 2016

--------------------------------------------------------------------------------------------------------
                                                                            11/30/2016         5/31/2016
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                    $   13,384        $   50,255
   Net realized gain (loss) on investments                                       9,244           (35,821)
   Net realized loss on foreign currency transactions                             (312)           (1,388)
   Net realized loss on futures transactions                                         -               (71)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                               3,132          (355,898)
       Foreign currency translations                                              (481)              170
                                                                            ----------------------------
       Increase (decrease) in net assets resulting from operations              24,967          (342,753)
                                                                            ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                                   -           (24,704)
       Institutional Shares                                                          -           (20,957)
       Adviser Shares                                                                -               (69)
                                                                            ----------------------------
           Total distributions of net investment income                              -           (45,730)
                                                                            ----------------------------
   Net realized gains:
       Fund Shares                                                                   -           (73,981)
       Institutional Shares                                                          -           (58,193)
       Adviser Shares                                                                -              (277)
                                                                            ----------------------------
           Total distributions of net realized gains                                 -          (132,451)
                                                                            ----------------------------
       Distributions to shareholders                                                 -          (178,181)
                                                                            ----------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                 (27,575)         (210,382)
   Institutional Shares                                                        (24,612)          462,715
   Adviser Shares                                                                   18               (31)
                                                                            ----------------------------
       Total net increase (decrease) in net assets from
           capital share transactions                                          (52,169)          252,302
                                                                            ----------------------------
   Net decrease in net assets                                                  (27,202)         (268,632)
NET ASSETS
   Beginning of period                                                       3,433,378         3,702,010
                                                                            ----------------------------
   End of period                                                            $3,406,176        $3,433,378
                                                                            ============================
Accumulated undistributed net investment income:
   End of period                                                            $   47,454        $   34,070
                                                                            ============================

See accompanying notes to financial statements.

================================================================================

44  | USAA INTERNATIONAL FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA International Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation.

The Fund consists of three classes of shares: International Fund Shares (Fund Shares), International Fund Institutional Shares (Institutional Shares), and International Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most

================================================================================

46  | USAA INTERNATIONAL FUND

================================================================================

        recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Repurchase agreements are valued at cost.

    6. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold. Level 2 securities include equity securities that are valued using market inputs and other observable factors deemed by the Manager to appropriately reflect fair value.

================================================================================

48  | USAA INTERNATIONAL FUND

================================================================================

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by the acquisition price. However, these securities are included in the Level 3 category due to limited market transparency, and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

    With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at November 30, 2016, did not include master netting provisions.

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

G. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

================================================================================

50  | USAA INTERNATIONAL FUND

================================================================================

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

        The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

        Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended November 30, 2016, brokerage commission recapture credits reduced the expenses of the Fund Shares, Institutional Shares, and Adviser Shares each by less than $500. For the six-month period ended November 30, 2016, there were no custodian and other bank credits.

I. REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the six-month period

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

    ended November 30, 2016, the Adviser Shares charged redemption fees of less than $500.

J. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

K. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates with other USAA Funds in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The USAA Funds are assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

================================================================================

52  | USAA INTERNATIONAL FUND

================================================================================

For the six-month period ended November 30, 2016, the Fund paid CAPCO facility fees of $11,000, which represents 4.7% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended November 30, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined as of the Fund's tax year-end of May 31, 2017, in accordance with applicable federal tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal income tax.

At May 31, 2016, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended November 30, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 2016, were $684,715,000 and $727,027,000, respectively.

As of November 30, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as the cost reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of November 30, 2016, were $692,474,000 and $216,129,000, respectively, resulting in net unrealized appreciation of $476,345,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

(5) CAPITAL SHARE TRANSACTIONS

At November 30, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                     SIX-MONTH PERIOD ENDED             YEAR ENDED
                                                        NOVEMBER 30, 2016              MAY 31, 2016
--------------------------------------------------------------------------------------------------------
                                                     SHARES        AMOUNT         SHARES          AMOUNT
                                                     ---------------------------------------------------
FUND SHARES:
Shares sold                                           3,625     $  96,610         10,260       $ 283,916
Shares issued from reinvested dividends                   -*            1          3,602          97,298
Shares redeemed                                      (4,656)     (124,186)       (23,072)       (591,596)
                                                     ---------------------------------------------------
Net decrease from capital share transactions         (1,031)    $ (27,575)        (9,210)      $(210,382)
                                                     ===================================================

INSTITUTIONAL SHARES:
Shares sold                                           5,066     $ 134,643         29,576       $ 741,544
Shares issued from reinvested dividends                   -             -          2,937          79,129
Shares redeemed                                      (5,939)     (159,255)       (13,038)       (357,958)
                                                     ---------------------------------------------------
Net increase (decrease) from capital share
  transactions                                         (873)    $ (24,612)        19,475       $ 462,715
                                                     ===================================================

ADVISER SHARES:
Shares sold                                               1     $      18              1       $      24
Shares issued from reinvested dividends                   -             -              -*              3
Shares redeemed**                                         -*            -*            (2)            (58)
                                                     ---------------------------------------------------
Net increase (decrease) from capital share
  transactions                                            1     $      18             (1)      $     (31)
                                                     ===================================================

*Represents less than 500 shares or $500.
**Net of redemption fees, if any.

================================================================================

54  | USAA INTERNATIONAL FUND

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper International Funds Index. The Lipper International Funds Index tracks the total return performance of the 30 largest funds in the Lipper International Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                             ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                          (IN BASIS POINTS)(1)
    --------------------------------------------------------------------
    +/- 100 to 400                                +/- 4
    +/- 401 to 700                                +/- 5
    +/- 701 and greater                           +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper International Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the six-month period ended November 30, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $12,932,000. For the six-month period ended November 30, 2016, none of the share classes incurred any performance adjustment.

B.  SUBADVISORY ARRANGEMENT(s) - The Manager entered into Investment
    Subadvisory Agreements with Lazard Asset Management (Lazard), MFS Investment Management (MFS), and Wellington Management Company LLP (Wellington Management) under which Lazard, MFS, and Wellington Management each direct the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays Lazard a subadvisory fee in the annual amount of 0.50% for assets up to $100 million, 0.45% for assets over $100 million up to $250 million, 0.40% for assets over $250 million up to $600 million, and 0.375% for assets over $600 million on the portion of the Fund's average net assets that Lazard manages. For the six-month period ended November 30, 2016, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Lazard, of $1,210,000.

    The Manager (not the Fund) pays MFS a subadvisory fee based on the aggregate average net assets in the USAA International Fund and the USAA World Growth Fund combined, in an annual amount of 0.33% on the first $2 billion of assets, 0.30% of assets over $2 billion and up to

================================================================================

56  | USAA INTERNATIONAL FUND

================================================================================

    $3 billion, and 0.25% on assets over $3 billion on the portion of the Fund's average net assets that MFS manages. For the six-month period ended November 30, 2016, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to MFS, of $3,521,000.

    The Manager (not the Fund) pays Wellington Management a subadvisory fee in the annual amount of 0.45% on the first $700 million and 0.425% on assets over $700 million of the portion of the Fund's average net assets that Wellington Management manages. For the six-month period ended November 30, 2016, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Wellington Management, of $1,369,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the six-month period ended November 30, 2016, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,079,000, $1,002,000, and $5,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended November 30, 2016, the Fund reimbursed the Manager $47,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. EXPENSE LIMITATION - The Manager agreed, through September 30, 2017, to limit the total annual operating expenses of the Adviser Shares to 1.35% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

    September 30, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended November 30, 2016, the Adviser Shares incurred reimbursable expenses of $5,000, of which $1,000 was a receivable from the Manager.

E.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the six-month period ended November 30, 2016, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $1,129,000, $1,002,000, and less than $500, respectively.

F. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the six-month period ended November 30, 2016, the Adviser Shares incurred distribution and service (12b-1) fees of $8,000.

G. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

================================================================================

58  | USAA INTERNATIONAL FUND

================================================================================

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of- funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of November 30, 2016, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                0.3
Cornerstone Equity                                                      0.9
Target Retirement Income                                                0.6
Target Retirement 2020                                                  1.7
Target Retirement 2030                                                  4.5
Target Retirement 2040                                                  5.9
Target Retirement 2050                                                  3.4
Target Retirement 2060                                                  0.2

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At November 30, 2016, USAA and its affiliates owned 240,000 Adviser Shares, which represents
98.9 of the Adviser Shares outstanding and 0.2% of the Fund's outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) adopted final rules intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements. The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and related disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                               SIX-MONTH
                              PERIOD ENDED
                              NOVEMBER 30,                           YEAR ENDED MAY 31,
                           ---------------------------------------------------------------------------------
                                 2016          2016            2015         2014         2013           2012
                           ---------------------------------------------------------------------------------
Net asset value at
  beginning of period      $    26.40    $    30.90      $    31.25   $    27.29   $    21.59     $    26.30
                           ---------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income           .10           .35(a)          .38          .34(a)       .32(a)         .35
  Net realized and
    unrealized gain (loss)        .07         (3.34)(a)         .16         3.86(a)      5.71(a)       (4.76)
                           ---------------------------------------------------------------------------------
Total from investment
  operations                      .17         (2.99)(a)         .54         4.20(a)      6.03(a)       (4.41)
                           ---------------------------------------------------------------------------------
Less distributions from:
  Net investment income             -          (.37)           (.50)        (.24)        (.33)          (.30)
  Realized capital gains            -         (1.14)           (.39)           -            -              -
                           ---------------------------------------------------------------------------------
Total distributions                 -         (1.51)           (.89)        (.24)        (.33)          (.30)
                           ---------------------------------------------------------------------------------
Net asset value at
  end of period            $    26.57    $    26.40      $    30.90   $    31.25   $    27.29     $    21.59
                           =================================================================================
Total return (%)*                 .64         (9.75)           1.97        15.44        28.01         (16.71)
Net assets at
  end of period (000)      $1,412,489    $1,430,667      $1,958,773   $1,836,335   $1,509,000     $1,587,445
Ratios to average
  net assets:**
  Expenses (%)(b)                1.11(c)       1.13            1.12         1.16         1.21           1.21
  Net investment
    income (%)                    .71(c)       1.27            1.42         1.16         1.27           1.56
Portfolio turnover (%)             20            62(d)           17           14           20             17

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended November 30, 2016, average net assets were
    $1,433,045,000.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                 (.00%)(+)     (.00%)(+)          -         (.00%)(+)    (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Reflects increased trading activity due to changes in subadviser(s) and asset allocation strategies.

================================================================================

60  | USAA INTERNATIONAL FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                               SIX-MONTH
                              PERIOD ENDED
                              NOVEMBER 30,                           YEAR ENDED MAY 31,
                           ---------------------------------------------------------------------------------
                                 2016          2016            2015         2014         2013           2012
                           ---------------------------------------------------------------------------------
Net asset value at
  beginning of period      $    26.34    $    30.82      $    31.17   $    27.23   $    21.59       $  26.32
                           ---------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income           .11           .47(a)          .46          .38          .42(a)         .45
  Net realized and
    unrealized gain (loss)        .07         (3.42)(a)         .12         3.85         5.65(a)       (4.82)
                           ---------------------------------------------------------------------------------
Total from investment
  operations                      .18         (2.95)(a)         .58         4.23         6.07(a)       (4.37)
                           ---------------------------------------------------------------------------------
Less distributions from:
  Net investment income             -          (.39)           (.54)        (.29)        (.43)          (.36)
  Realized capital gains            -         (1.14)           (.39)           -            -              -
                           ---------------------------------------------------------------------------------
Total distributions                 -         (1.53)           (.93)        (.29)        (.43)          (.36)
                           ---------------------------------------------------------------------------------
Net asset value at
  end of period            $    26.52    $    26.34      $    30.82   $    31.17   $    27.23       $  21.59
                           =================================================================================
Total return (%)*                 .68         (9.61)           2.11        15.60        28.23         (16.54)
                           $1,987,274    $1,996,349      $1,735,756   $1,720,967   $1,235,652       $443,089
Ratios to average
  net assets:**
  Expenses (%)(b)                 .99(c)       1.00             .99         1.01         1.02            .99
  Net investment
    income (%)                    .83(c)       1.74            1.53         1.33         1.65           1.94
Portfolio turnover (%)             20            62(d)           17           14           20             17

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended November 30, 2016, average net assets were
    $1,996,269,000.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                 (.00%)(+)     (.00%)(+)          -         (.00%)(+)    (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Reflects increased trading activity due to changes in subadviser(s) and asset allocation strategies.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                               SIX-MONTH
                              PERIOD ENDED
                              NOVEMBER 30,                           YEAR ENDED MAY 31,
                              ------------------------------------------------------------------------------
                                 2016          2016            2015         2014         2013           2012
                              ------------------------------------------------------------------------------
Net asset value at
  beginning of period          $26.31        $30.77          $31.13       $27.17       $21.54        $ 26.24
                               -----------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income           .06           .31             .32          .25          .23            .28
  Net realized and
    unrealized gain (loss)        .08         (3.35)            .12         3.84         5.69          (4.75)
                               -----------------------------------------------------------------------------
Total from investment
  operations                      .14         (3.04)            .44         4.09         5.92          (4.47)
                               -----------------------------------------------------------------------------
Less distributions from:
  Net investment income             -          (.28)           (.41)        (.13)        (.29)          (.23)
  Realized capital gains            -         (1.14)           (.39)           -            -              -
                               -----------------------------------------------------------------------------
Total distributions                 -         (1.42)           (.80)        (.13)        (.29)          (.23)
                               -----------------------------------------------------------------------------
Redemption fees added
  to beneficial interests         .00(f)        .00(f)            -            -            -              -
                               -----------------------------------------------------------------------------
Net asset value at
  end of period                $26.45        $26.31          $30.77       $31.13       $27.17        $ 21.54
                               =============================================================================
Total return (%)*                 .53         (9.94)           1.62        15.10        27.56         (17.00)
Net assets at
  end of period (000)          $6,413        $6,362          $7,481       $7,698       $6,641        $ 5,223
Ratios to average
  net assets:**
  Expenses (%)(c)                1.34(d)       1.37(b)         1.44(a)      1.46         1.55           1.55
  Expenses, excluding
     reimbursements (%)(c)       1.48(d)       1.46            1.51         1.46         1.68           1.76
  Net investment income (%)       .47(d)       1.14            1.07          .85          .97           1.20
Portfolio turnover (%)             20            62(e)           17           14           20             17

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended November 30, 2016, average net assets were
    $6,440,000.
(a) Prior to October 1, 2014, the Manager voluntarily agreed to reimburse the
    Adviser Shares for expenses in excess of 1.55% of their annual average net assets.
(b) Prior to October 1, 2015, the Manager voluntarily agreed to reimburse the
    Adviser Shares for expenses in excess of 1.40% of their annual average net assets.
(c) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                 (.00%)(+)     (.00%)(+)          -         (.00%)(+)    (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(e) Reflects increased trading activity due to changes in subadviser(s) and asset allocation strategies.
(f) Represents less than $0.01 per share.

================================================================================

62  | USAA INTERNATIONAL FUND

================================================================================

EXPENSE EXAMPLE

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of June 1, 2016, through November 30, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

                                                           EXPENSE EXAMPLE |  63

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                           BEGINNING              ENDING              DURING PERIOD*
                                         ACCOUNT VALUE         ACCOUNT VALUE          JUNE 1, 2016 -
                                          JUNE 1, 2016       NOVEMBER 30, 2016      NOVEMBER 30, 2016
                                        -------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00             $1,006.40                  $5.58
Hypothetical
  (5% return before expenses)              1,000.00              1,019.50                   5.62

INSTITUTIONAL SHARES
Actual                                     1,000.00              1,006.80                   4.98
Hypothetical
  (5% return before expenses)              1,000.00              1,020.10                   5.01

ADVISER SHARES
Actual                                     1,000.00              1,005.30                   6.74
Hypothetical
  (5% return before expenses)              1,000.00              1,018.35                   6.78

*Expenses are equal to the annualized expense ratio of 1.11% for Fund Shares, 0.99% for Institutional Shares, and 1.34% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 0.64% for Fund Shares, 0.68% for Institutional Shares, and 0.53% for Adviser Shares for the six-month period of June 1, 2016, through November 30, 2016.

================================================================================

64  | USAA INTERNATIONAL FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
ADMINISTRATOR AND                    P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205\
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT usaa.com                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on usaa.com select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]                                        [LOGO OF RECYCLE PAPER]
        USAA      We know what it means to serve.(R)                10%

   =============================================================================
   23410-0117                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                             [GRAPHIC OF USAA WORLD GROWTH FUND]

 ==============================================================

       SEMIANNUAL REPORT
       USAA WORLD GROWTH FUND
       FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
       NOVEMBER 30, 2016

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"AS THE NEW YEAR BEGINS, WHY NOT MAKE
A RESOLUTION TO PUT YOUR FINANCIAL HOUSE            [PHOTO OF BROOKS ENGLEHARDT]
IN ORDER?"

--------------------------------------------------------------------------------

JANUARY 2017

Financial markets are unpredictable. Many factors can confound those who try to predict the direction of the markets based on economic or political factors. In other words, it's easy to get it wrong. And, even if one correctly forecasts what will happen in the macroeconomic environment, predicting how the markets will respond is another matter altogether.

Consider the response to the Presidential election. Stocks rose on Monday and Tuesday (Election Day) at the prospect of a Hillary Clinton victory--virtually a "sure thing," according to some media pundits. U.S. Treasury securities and other segments of the bond market sold off as investors likely assumed a continuation of current economic policy under another Democratic administration. But these trends reversed on Tuesday evening when it became clear that Donald J. Trump would be elected the 45(th) President of the United States. Asian and European equity markets dropped and U.S. stock index futures plunged. The decline in stock index futures suggested that U.S. stocks might fall when trading began on Wednesday, however the opposite happened. Stock prices rose and then rallied strongly, with major stock indexes hitting one record high after another through the end of November 2016. U.S. Treasury prices fell, driving up yields on longer-maturity U.S. Treasuries. (Yields move in the opposite direction of prices.)

Few market participants would have forecasted such a scenario. But with hindsight, we may be able to understand some of the reasons why the markets behaved the way they did.

U.S. equity investors appeared to like President-elect Trump's promises of lower tax rates, less regulation, and more fiscal stimulus through infrastructure spending. Other explanations may lie overseas, such as complications relating to the United Kingdom's decision to exit from the European Union ("Brexit") and continued slow economic growth in China--uncertainties that may have

================================================================================

================================================================================

increased the attractiveness of U.S. stocks. As for bond investors, they may have been worried about an increase in interest rates if economic growth picks up under a Trump Administration. Higher growth rates typically correspond with rising inflation, which in turn could prompt the Federal Reserve (the Fed) to accelerate the pace of interest rate increases.

What actually happens, however, is yet to be seen. No one knows, except in the most general terms, what President-elect Trump's plans and priorities will be or how they could affect economic growth in 2017 and beyond. By extension, it is also too early to forecast how inflation might be affected and how the Fed could respond.

At USAA Investments, we are long-term, fundamental investors, who seek to look at the full market cycle rather than current geopolitical events. We believe measures such as assessing a company's intrinsic value compared to its current price tend to be more effective at forecasting potential stock returns over time. In selecting bonds, our analysts take a bottom-up approach to evaluating each security individually, building portfolios on a bond-by-bond basis.

It is important to remember market conditions are always fluctuating and time horizon matters. We believe that it is important to stay focused on your long-term objectives, using an investment plan that is based on your personal time horizon and risk tolerance. If you are uneasy about market risk in general or have concerns about too much exposure to specific asset classes, please call USAA to speak with an advisor. As the new year begins, why not make a resolution to put your financial house in order?

Thank you for allowing us to help you in your efforts to achieve your financial goals. At USAA Investments, we are committed to providing you with our best advice, top-notch service, and a variety of mutual funds. On behalf of everyone here, I wish you a happy and healthy 2017.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY ON THE FUND                                              2

INVESTMENT OVERVIEW                                                           6

FINANCIAL INFORMATION

    Portfolio of Investments                                                 14

    Notes to Portfolio of Investments                                        21

    Financial Statements                                                     22

    Notes to Financial Statements                                            26

EXPENSE EXAMPLE                                                              43

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

200998-0117

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA WORLD GROWTH FUND (THE FUND) SEEKS CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund's principal investment strategy is to invest its assets primarily in equity securities of both foreign (including emerging markets) and domestic issuers. The "equity securities" in which the Fund principally invests are common stocks, depositary receipts, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks, including rights and warrants.

While the Fund may invest in companies of any size, it generally focuses on companies with large market capitalizations. The Fund may invest a large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors also may be considered.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

MFS Investment Management

    DAVID R. MANNHEIM                       ROGER MORLEY
    RYAN P. MCALLISTER*

--------------------------------------------------------------------------------

o   PLEASE REVIEW MARKET CONDITIONS DURING THE REPORTING PERIOD.

    Results for world equity markets over the reporting period ended November 30, 2016 varied by region, reflecting macroeconomic and geopolitical developments. U.S. equities led performance among developed markets, as the U.S. economy continued to deliver moderate growth. In addition, the U.S. market rallied in the immediate wake of the U.S. presidential election, which removed an element of uncertainty about economic policy for the country going forward. Returns for equities in other developed markets generally trailed those for U.S. stocks by a wide margin. Japanese stocks led overseas developed markets on the back of that government's extraordinary fiscal and monetary stimulus efforts. However, European equities lagged notably and were in negative territory. The region's underperformance was driven in large part by the United Kingdom's (U.K.) "Brexit" vote in late June 2016 to exit the European Union along with concerns over a broader trend toward populism and nationalism among European nations. In addition, European markets were pressured by weak economic growth and concerns over the stability of the banking system. By contrast, emerging-market stocks provided strong returns over the reporting period, outstripping those seen in developed markets. Emerging market returns were supported by a stabilization in commodity prices and signs of improved economic growth in Russia and China.

    *Effective September 1, 2016, Ryan P. McAllister began co-managing the Fund.

================================================================================

2  | USAA WORLD GROWTH FUND

================================================================================

    For the reporting period, U.S. stocks finished higher as gauged by the 6.01% return for the S&P 500(R) Index. Developed market international stocks finished modestly lower as reflected in the -1.25% return for the MSCI EAFE Index, while the MSCI Emerging Markets Index experienced a positive return of 8.42% for the reporting period.

o HOW DID THE USAA WORLD GROWTH FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended November 30, 2016, the Fund Shares, Institutional Shares, and Adviser Shares had a total return of 0.77%, 0.85% and 0.66%, respectively. This compares to returns of 4.22% for the Lipper Global Funds Index and 3.15% for the MSCI World Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, USAA Asset Management Company employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. MFS Investment Management (MFS) is the subadviser to the Fund. The subadviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT FACTORS DROVE THE FUND'S PERFORMANCE RELATIVE TO THE INDEX?

    During the reporting period, positive contributions to relative performance included an underweight position in the utilities and telecommunications services sector. Strong stock selection in the retail sector also bolstered relative results, highlighted by an overweight position in LVMH Moet Hennessy Louis Vuitton SE (France), the world's largest luxury goods company. Strong stock selection in the transportation sector helped relative returns as well, in particular, overweight positions in the Canadian

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    You will find a complete list of securities that the Fund owns on pages
    14-20.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    National Railway Co., and ground delivery service company United Parcel Service, Inc. "B". Elsewhere, overweight positions in media company Time Warner, Inc. and financial services firms State Street Corp., the Goldman Sachs Group, Inc., and the Bank of New York Mellon Corp., boosted relative performance. Additionally, holdings in semiconductor and electronics manufacturer Samsung Electronics Co. Ltd. (South Korea), semiconductor manufacturer Microchip Technology, Inc., and a lack of exposure to pharmaceutical company Novo Nordisk A/S (Denmark) supported relative returns.

    Conversely, the largest detractors from relative performance included the combination of an overweight position and weak stock selection in the consumer staples sector relative to the MSCI World Index. Within this sector, overweight positions in household products manufacturer Reckitt Benckiser Group plc (U.K.), pulp and paper manufacturer and consumer goods company Svenska Cellulosa AB "B" (Sweden), beauty products manufacturer Coty, Inc. "A", global food company Nestle S.A. (Switzerland), brewer Heineken N.V. (Netherlands), and food & beverage company DANONE S.A. (France) held back relative returns. Weak stock selection in the basic materials sector and an underweight position in the technology sector also hampered relative results. An overweight position in the health care sector further weakened relative returns, in particular, above-benchmark positions in orthopedic reconstructive products manufacturer Zimmer Biomet Holdings, Inc., and life sciences supply company Thermo Fisher Scientific, Inc. Elsewhere, overweight positions in entertainment and communications company Sky plc (U.K.) and hotel and restaurant operator Whitbread plc (U.K.) also dampened performance. Finally, the Fund's relative currency exposure, which is a byproduct of stock selection decisions, detracted from performance as well.

    MFS continues to favor global consumer staples and luxury goods companies with strong brands and diverse geographical footprints, and also has significant exposure to media companies which MFS views as attractively valued. In health care, MFS is invested primarily in medical technology and life sciences companies with growth opportunities driven

================================================================================

4  | USAA WORLD GROWTH FUND

================================================================================

    by long-term demographic trends and distinctive product advantages. By contrast, MFS has avoided integrated energy companies, which face declining reserves and rising costs. MFS has also avoided metals & mining companies given their sensitivity to commodity prices. The Fund does not own any telecommunication or electric power companies as MFS believes their potential returns and growth rates remain relatively low. Similarly, MFS has not found many companies in fast-changing technology industries that meet their sustainable growth and reasonable valuation criteria.

    MFS will continue to focus on company fundamentals and valuations rather than macroeconomic forecasts, while seeking to take advantage of relative valuation shifts in the market.

    Thank you for allowing us to help you manage your investments.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA WORLD GROWTH FUND SHARES (FUND SHARES)
(Ticker Symbol: USAWX)

--------------------------------------------------------------------------------
                                          11/30/16                   5/31/16
--------------------------------------------------------------------------------
Net Assets                              $1.1 Billion              $1.2 Billion
Net Asset Value Per Share                  $27.41                    $27.20

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/16
--------------------------------------------------------------------------------
    5/31/16-11/30/16*            1 YEAR            5 YEARS            10 YEARS
          0.77%                  1.89%             10.70%              5.74%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                          5 YEARS                           10 YEARS
    7.09%                            11.49%                            5.77%

--------------------------------------------------------------------------------
                         EXPENSE RATIO AS OF 5/31/16**
--------------------------------------------------------------------------------
                                    1.17%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA WORLD GROWTH FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                 USAA WORLD
                GROWTH FUND         MSCI WORLD          LIPPER GLOBAL
                   SHARES             INDEX              FUNDS INDEX
11/30/06        $10,000.00          $10,000.00          $10,000.00
12/31/06         10,185.00           10,203.31           10,218.29
01/31/07         10,389.00           10,323.76           10,375.83
02/28/07         10,272.00           10,270.04           10,271.20
03/31/07         10,384.00           10,458.04           10,477.86
04/30/07         10,823.00           10,919.26           10,878.54
05/31/07         11,007.00           11,225.21           11,214.52
06/30/07         10,956.00           11,138.63           11,198.20
07/31/07         10,726.00           10,891.95           10,971.66
08/31/07         10,787.00           10,883.68           10,953.19
09/30/07         11,221.00           11,401.26           11,399.77
10/31/07         11,486.00           11,750.95           11,788.32
11/30/07         11,282.00           11,270.63           11,269.50
12/31/07         11,134.00           11,125.22           11,166.08
01/31/08         10,366.00           10,275.04           10,378.59
02/29/08         10,383.00           10,215.57           10,285.97
03/31/08         10,542.00           10,117.65           10,221.69
04/30/08         10,865.00           10,649.41           10,669.19
05/31/08         11,041.00           10,811.80           10,816.71
06/30/08         10,109.00            9,949.48            9,922.19
07/31/08          9,966.00            9,706.37            9,690.90
08/31/08          9,846.00            9,570.03            9,584.35
09/30/08          8,985.00            8,431.79            8,571.05
10/31/08          7,532.00            6,833.11            7,030.94
11/30/08          7,006.00            6,390.81            6,559.67
12/31/08          7,349.00            6,595.85            6,836.40
01/31/09          6,617.00            6,018.02            6,324.37
02/28/09          5,977.00            5,402.02            5,785.70
03/31/09          6,469.00            5,809.38            6,169.67
04/30/09          7,091.00            6,461.07            6,751.17
05/31/09          7,686.00            7,046.49            7,361.07
06/30/09          7,709.00            7,014.69            7,346.52
07/31/09          8,463.00            7,608.82            7,959.98
08/31/09          8,726.00            7,922.72            8,276.41
09/30/09          9,143.00            8,238.51            8,578.54
10/31/09          8,971.00            8,091.93            8,401.95
11/30/09          9,423.00            8,422.59            8,728.87
12/31/09          9,653.00            8,573.84            8,959.94
01/31/10          9,246.00            8,219.47            8,619.89
02/28/10          9,366.00            8,335.34            8,740.01
03/31/10          9,942.00            8,851.55            9,250.34
04/30/10          9,919.00            8,852.79            9,286.06
05/31/10          8,912.00            8,004.80            8,425.19
06/30/10          8,699.00            7,730.35            8,173.38
07/31/10          9,430.00            8,357.07            8,820.75
08/31/10          9,010.00            8,045.06            8,482.45
09/30/10          9,919.00            8,795.23            9,313.49
10/31/10         10,345.00            9,123.07            9,686.23
11/30/10         10,103.00            8,926.11            9,490.63
12/31/10         10,830.00            9,582.40           10,159.58
01/31/11         10,905.00            9,798.89           10,303.53
02/28/11         11,247.00           10,141.98           10,633.34
03/31/11         11,200.00           10,041.96           10,654.90
04/30/11         11,913.00           10,468.57           11,053.71
05/31/11         11,820.00           10,251.39           10,815.70
06/30/11         11,664.00           10,089.22           10,610.20
07/31/11         11,409.00            9,906.28           10,370.35
08/31/11         10,552.00            9,208.31            9,536.91
09/30/11          9,561.00            8,412.98            8,557.40
10/31/11         10,673.00            9,283.19            9,448.90
11/30/11         10,511.00            9,056.54            9,279.75
12/31/11         10,359.00            9,051.51            9,147.81
01/31/12         10,932.00            9,505.74            9,731.47
02/29/12         11,510.00            9,970.08           10,214.37
03/31/12         11,844.00           10,098.26           10,280.90
04/30/12         11,750.00            9,983.59           10,099.85
05/31/12         10,762.00            9,121.77            9,197.72
06/30/12         11,218.00            9,586.57            9,607.15
07/31/12         11,393.00            9,709.81            9,740.99
08/31/12         11,756.00            9,955.97            9,911.57
09/30/12         12,048.00           10,229.49           10,165.65
10/31/12         12,066.00           10,160.37           10,157.33
11/30/12         12,434.00           10,290.47           10,271.96
12/31/12         12,784.00           10,484.00           10,603.23
01/31/13         13,510.00           11,018.05           11,129.17
02/28/13         13,628.00           11,036.24           11,105.91
03/31/13         13,917.00           11,294.74           11,358.74
04/30/13         14,117.00           11,650.42           11,682.00
05/31/13         14,306.00           11,654.83           11,757.39
06/30/13         13,964.00           11,367.65           11,498.41
07/31/13         14,767.00           11,966.10           12,079.54
08/31/13         14,336.00           11,711.41           11,826.66
09/30/13         15,121.00           12,297.13           12,419.88
10/31/13         15,593.00           12,778.48           12,853.81
11/30/13         15,918.00           13,005.57           13,093.74
12/31/13         16,330.00           13,280.76           13,330.60
01/31/14         15,544.00           12,788.87           12,879.80
02/28/14         16,481.00           13,429.09           13,509.01
03/31/14         16,420.00           13,448.53           13,563.25
04/30/14         16,523.00           13,586.33           13,628.74
05/31/14         16,916.00           13,853.64           13,903.89
06/30/14         17,079.00           14,101.47           14,145.15
07/31/14         16,583.00           13,876.42           13,842.90
08/31/14         16,873.00           14,182.19           14,159.55
09/30/14         16,420.00           13,797.27           13,727.23
10/31/14         16,620.00           13,886.53           13,819.20
11/30/14         17,200.00           14,164.82           14,088.15
12/31/14         16,936.00           13,936.41           13,845.19
01/31/15         16,670.00           13,683.89           13,670.24
02/28/15         17,612.00           14,485.61           14,424.72
03/31/15         17,450.00           14,258.86           14,268.49
04/30/15         17,673.00           14,593.27           14,561.26
05/31/15         17,779.00           14,643.54           14,643.62
06/30/15         17,407.00           14,303.04           14,341.46
07/31/15         17,810.00           14,559.78           14,491.39
08/31/15         16,521.00           13,596.29           13,550.33
09/30/15         16,062.00           13,094.80           13,048.61
10/31/15         17,289.00           14,132.49           13,981.84
11/30/15         17,147.00           14,062.17           13,981.21
12/31/15         16,661.00           13,814.99           13,685.27
01/31/16         15,960.00           12,988.52           12,818.40
02/29/16         15,883.00           12,891.86           12,637.49
03/31/16         16,999.00           13,766.68           13,547.33
04/30/16         17,362.00           13,984.52           13,762.05
05/31/16         17,336.00           14,063.07           13,853.94
06/30/16         17,094.00           13,905.48           13,640.61
07/31/16         17,821.00           14,492.97           14,240.34
08/31/16         17,993.00           14,505.01           14,327.53
09/30/16         17,948.00           14,582.06           14,437.72
10/31/16         17,496.00           14,299.86           14,214.96
11/30/16         17,470.00           14,505.48           14,439.20

                                   [END OF CHART]

                      Data from 11/30/06 through 11/30/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA World Growth Fund Shares to the following benchmarks:

o The unmanaged MSCI World Index reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market.

o The unmanaged Lipper Global Funds Index tracks the total return performance of funds within the Lipper Global Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Global Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA WORLD GROWTH FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIWGX)

--------------------------------------------------------------------------------
                                       11/30/16                       5/31/16
--------------------------------------------------------------------------------
Net Assets                           $6.0 Million                  $5.2 Million
Net Asset Value Per Share               $27.37                        $27.14

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/16
--------------------------------------------------------------------------------
  5/31/16-11/30/16*              1 YEAR                SINCE INCEPTION 8/07/15
        0.85%                     1.97%                         -1.61%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
     1 YEAR                                            SINCE INCEPTION 8/07/15
     7.16%                                                      -0.02%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 5/31/16**
--------------------------------------------------------------------------------
  BEFORE REIMBURSEMENT        1.54%      AFTER REIMBURSEMENT            1.10%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratios are reported in the Fund's prospectus dated October 1, 2016, and are based on estimated expenses for the current fiscal year. USAA Asset Management Company (the Manager) has agreed, through September 30, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Institutional Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.10% of the Institutional Shares' average net assets. If the total annual operating expense ratio of the Institutional Shares is lower than 1.10%, the Institutional Shares will operate at that lower expense ratio. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after September 30, 2017. These estimated expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

8  | USAA WORLD GROWTH FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                    [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                              USAA WORLD GROWTH
                          LIPPER GLOBAL              MSCI WORLD              FUND INSTITUTIONAL
                           FUNDS INDEX                 INDEX                       SHARES
07/31/15                   $10,000.00               $10,000.00                   $10,000.00
08/31/15                     9,350.60                 9,338.25                     9,247.00
09/30/15                     9,004.38                 8,993.82                     8,994.00
10/31/15                     9,648.38                 9,706.53                     9,677.00
11/30/15                     9,647.94                 9,658.23                     9,601.00
12/31/15                     9,443.72                 9,488.46                     9,329.00
01/31/16                     8,845.52                 8,920.83                     8,939.00
02/29/16                     8,720.68                 8,854.43                     8,892.00
03/31/16                     9,348.54                 9,455.28                     9,518.00
04/30/16                     9,496.71                 9,604.90                     9,722.00
05/31/16                     9,560.11                 9,658.84                     9,708.00
06/30/16                     9,412.91                 9,550.61                     9,576.00
07/31/16                     9,826.76                 9,954.11                     9,983.00
08/31/16                     9,886.92                 9,962.39                    10,080.00
09/30/16                     9,962.96                10,015.30                    10,055.00
10/31/16                     9,809.24                 9,821.48                     9,805.00
11/30/16                     9,963.98                 9,962.70                     9,790.00

                                   [END OF CHART]

                      Data from 7/31/15 through 11/30/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA World Growth Fund Institutional Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Global Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the MSCI World Index and the Lipper Global Funds Index is calculated from the end of the month, July 31, 2015, while the Institutional Shares' inception date is August 7, 2015. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA WORLD GROWTH FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: USWGX)

-------------------------------------------------------------------------------------------
                                          11/30/16                            5/31/16
-------------------------------------------------------------------------------------------
Net Assets                              $16.5 Million                      $16.6 Million
Net Asset Value Per Share                  $27.31                             $27.13

-------------------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/16
-------------------------------------------------------------------------------------------
    5/31/16-11/30/16*            1 YEAR           5 YEARS        SINCE INCEPTION 8/01/10
           0.66%                  1.67%            10.43%                 9.52%

-------------------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
-------------------------------------------------------------------------------------------
     1 YEAR                        5 YEAR                        SINCE INCEPTION 8/01/10
     6.81%                         11.22%                                 9.74%

-------------------------------------------------------------------------------------------
                           EXPENSE RATIO AS OF 5/31/16**
-------------------------------------------------------------------------------------------
                                       1.42%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

10  | USAA WORLD GROWTH FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                      USAA WORLD GROWTH
                         FUND ADVISER               MSCI WORLD                 LIPPER GLOBAL
                            SHARES                     INDEX                    FUNDS INDEX
07/31/10                 $10,000.00                 $10,000.00                  $10,000.00
08/31/10                   9,321.00                   9,626.65                    9,616.47
09/30/10                  10,256.00                  10,524.29                   10,558.61
10/31/10                  10,697.00                  10,916.59                   10,981.18
11/30/10                  10,447.00                  10,680.91                   10,759.44
12/31/10                  11,191.00                  11,466.23                   11,517.82
01/31/11                  11,262.00                  11,725.27                   11,681.02
02/28/11                  11,616.00                  12,135.80                   12,054.91
03/31/11                  11,568.00                  12,016.12                   12,079.35
04/30/11                  12,298.00                  12,526.60                   12,531.49
05/31/11                  12,196.00                  12,266.73                   12,261.66
06/30/11                  12,029.00                  12,072.67                   12,028.69
07/31/11                  11,765.00                  11,853.77                   11,756.77
08/31/11                  10,879.00                  11,018.59                   10,811.90
09/30/11                   9,855.00                  10,066.91                    9,701.45
10/31/11                  10,999.00                  11,108.19                   10,712.13
11/30/11                  10,831.00                  10,836.98                   10,520.36
12/31/11                  10,669.00                  10,830.96                   10,370.79
01/31/12                  11,260.00                  11,374.49                   11,032.48
02/29/12                  11,850.00                  11,930.12                   11,579.93
03/31/12                  12,188.00                  12,083.50                   11,655.36
04/30/12                  12,092.00                  11,946.28                   11,450.10
05/31/12                  11,073.00                  10,915.03                   10,427.37
06/30/12                  11,543.00                  11,471.21                   10,891.53
07/31/12                  11,718.00                  11,618.68                   11,043.27
08/31/12                  12,085.00                  11,913.23                   11,236.65
09/30/12                  12,387.00                  12,240.53                   11,524.70
10/31/12                  12,399.00                  12,157.81                   11,515.27
11/30/12                  12,773.00                  12,313.49                   11,645.22
12/31/12                  13,127.00                  12,545.06                   12,020.78
01/31/13                  13,867.00                  13,184.10                   12,617.04
02/28/13                  13,983.00                  13,205.87                   12,590.67
03/31/13                  14,274.00                  13,516.17                   12,877.30
04/30/13                  14,480.00                  13,940.80                   13,243.78
05/31/13                  14,668.00                  13,946.07                   13,329.25
06/30/13                  14,316.00                  13,602.43                   13,035.64
07/31/13                  15,136.00                  14,318.54                   13,694.46
08/31/13                  14,687.00                  14,013.77                   13,407.78
09/30/13                  15,488.00                  14,714.64                   14,080.30
10/31/13                  15,973.00                  15,290.62                   14,572.24
11/30/13                  16,307.00                  15,562.36                   14,844.25
12/31/13                  16,719.00                  15,891.65                   15,112.78
01/31/14                  15,918.00                  15,303.05                   14,601.71
02/28/14                  16,874.00                  16,069.14                   15,315.03
03/31/14                  16,812.00                  16,092.39                   15,376.53
04/30/14                  16,917.00                  16,257.29                   15,450.78
05/31/14                  17,321.00                  16,577.15                   15,762.71
06/30/14                  17,482.00                  16,873.70                   16,036.22
07/31/14                  16,973.00                  16,604.19                   15,693.57
08/31/14                  17,259.00                  16,970.07                   16,052.54
09/30/14                  16,799.00                  16,509.70                   15,562.43
10/31/14                  16,998.00                  16,616.50                   15,666.70
11/30/14                  17,588.00                  16,949.51                   15,971.60
12/31/14                  17,321.00                  16,676.19                   15,696.17
01/31/15                  17,041.00                  16,374.03                   15,497.82
02/28/15                  18,001.00                  17,333.36                   16,353.16
03/31/15                  17,829.00                  17,062.03                   16,176.06
04/30/15                  18,058.00                  17,462.18                   16,507.96
05/31/15                  18,160.00                  17,522.33                   16,601.34
06/30/15                  17,778.00                  17,114.90                   16,258.78
07/31/15                  18,186.00                  17,422.11                   16,428.76
08/31/15                  16,863.00                  16,269.21                   15,361.88
09/30/15                  16,392.00                  15,669.13                   14,793.08
10/31/15                  17,639.00                  16,910.82                   15,851.08
11/30/15                  17,492.00                  16,826.67                   15,850.37
12/31/15                  16,996.00                  16,530.91                   15,514.86
01/31/16                  16,280.00                  15,541.96                   14,532.09
02/29/16                  16,188.00                  15,426.29                   14,327.00
03/31/16                  17,328.00                  16,473.10                   15,358.48
04/30/16                  17,693.00                  16,733.76                   15,601.91
05/31/16                  17,667.00                  16,827.75                   15,706.08
06/30/16                  17,413.00                  16,639.19                   15,464.23
07/31/16                  18,148.00                  17,342.17                   16,144.14
08/31/16                  18,324.00                  17,356.58                   16,242.98
09/30/16                  18,272.00                  17,448.78                   16,367.91
10/31/16                  17,810.00                  17,111.09                   16,115.36
11/30/16                  17,784.00                  17,357.13                   16,369.58

                                   [END OF CHART]

                      Data from 7/31/10 through 11/30/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA World Growth Fund Adviser Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Global Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the MSCI World Index and Lipper Global Funds Index is calculated from the end of the month of July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                        o TOP 10 INDUSTRIES - 11/30/16 o
                                (% of Net Assets)

Health Care Equipment ...................................................  7.9%
Asset Management & Custody Banks ........................................  5.7%
Packaged Foods & Meat ...................................................  5.3%
Pharmaceuticals .........................................................  5.1%
Household Products ......................................................  4.9%
Movies & Entertainment ..................................................  4.9%
Industrial Conglomerates ................................................  4.1%
Life Sciences Tools & Services ..........................................  3.5%
Apparel, Accessories & Luxury Goods .....................................  3.4%
Distillers & Vintners ...................................................  3.4%

                      o TOP 10 EQUITY HOLDINGS - 11/30/16 o
                                (% of Net Assets)

Thermo Fisher Scientific, Inc. ..........................................  2.7%
Time Warner, Inc. .......................................................  2.7%
Honeywell International, Inc. ...........................................  2.4%
Accenture plc "A" .......................................................  2.4%
Nestle S.A. .............................................................  2.3%
Bayer AG ................................................................  2.3%
Walt Disney Co. .........................................................  2.2%
State Street Corp. ......................................................  2.2%
Reckitt Benckiser Group plc .............................................  2.1%
Visa, Inc. "A" ..........................................................  2.1%

You will find a complete list of securities that the Fund owns on pages 14-20.

================================================================================

12  | USAA WORLD GROWTH FUND

================================================================================

                        o COUNTRY ALLOCATION - 11/30/16 o

                        [PIE CHART OF COUNTRY ALLOCATION]

UNITED STATES                                                             56.5%
UNITED KINGDOM                                                             9.1%
SWITZERLAND                                                                8.5%
FRANCE                                                                     7.5%
GERMANY                                                                    6.4%
OTHER*                                                                    11.8%

                                   [END OF CHART]

*Includes countries with less than 3% of portfolio and money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

PORTFOLIO OF INVESTMENTS

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES      SECURITY                                                                            (000)
--------------------------------------------------------------------------------------------------------

               EQUITY SECURITIES (99.4%)

               COMMON STOCKS (99.4%)

               CONSUMER DISCRETIONARY (17.8%)
               -----------------------------
               ADVERTISING (2.5%)
     141,494   Omnicom Group, Inc.                                                             $  12,301
     816,232   WPP plc(a)                                                                         17,454
                                                                                               ---------
                                                                                                  29,755
                                                                                               ---------
               APPAREL RETAIL (0.6%)
     209,000   Urban Outfitters, Inc.*                                                             6,604
                                                                                               ---------
               APPAREL, ACCESSORIES & LUXURY GOODS (3.4%)
     361,391   Burberry Group plc(a)                                                               6,448
     164,499   Compagnie Financiere Richemont S.A.(a)                                             10,751
       5,879   Hermes International(a)                                                             2,423
     113,630   LVMH Moet Hennessy Louis Vuitton SE(a)                                             20,635
                                                                                               ---------
                                                                                                  40,257
                                                                                               ---------
               AUTO PARTS & EQUIPMENT (0.6%)
     104,563   Delphi Automotive plc                                                               6,692
                                                                                               ---------
               AUTOMOTIVE RETAIL (0.8%)
      11,850   AutoZone, Inc.*                                                                     9,281
                                                                                               ---------
               CABLE & SATELLITE (1.3%)
      29,019   Charter Communications, Inc. "A"*                                                   7,989
     774,072   Sky plc(a)                                                                          7,564
                                                                                               ---------
                                                                                                  15,553
                                                                                               ---------
               CASINOS & GAMING (0.5%)
     586,400   Sands China Ltd.(a)                                                                 2,881
      23,863   Wynn Resorts Ltd.                                                                   2,434
                                                                                               ---------
                                                                                                   5,315
                                                                                               ---------
               HOTELS, RESORTS & CRUISE LINES (0.4%)
      52,675   Marriott International, Inc. "A"                                                    4,150
                                                                                               ---------
               MOTORCYCLE MANUFACTURERS (0.6%)
     116,547   Harley-Davidson, Inc.                                                               7,097
                                                                                               ---------

================================================================================

14  | USAA WORLD GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES      SECURITY                                                                            (000)
--------------------------------------------------------------------------------------------------------
               MOVIES & ENTERTAINMENT (4.9%)
    340,514    Time Warner, Inc.                                                               $  31,266
    261,995    Walt Disney Co.                                                                    25,969
                                                                                               ---------
                                                                                                  57,235
                                                                                               ---------
               RESTAURANTS (1.6%)
    725,208    Compass Group plc(a)                                                               12,416
    147,845    Whitbread plc(a)                                                                    6,393
                                                                                               ---------
                                                                                                  18,809
                                                                                               ---------
               SPECIALTY STORES (0.6%)
    283,079    Sally Beauty Holdings, Inc.*                                                        7,414
                                                                                               ---------
               Total Consumer Discretionary                                                      208,162
                                                                                               ---------
               CONSUMER STAPLES (17.0%)
               -----------------------
               BREWERS (2.2%)
  1,038,829    Ambev S.A.                                                                          5,268
    112,785    Carlsberg A/S "B"(a)                                                                9,564
    139,850    Heineken N.V.(a)                                                                   10,457
                                                                                               ---------
                                                                                                  25,289
                                                                                               ---------
               DISTILLERS & VINTNERS (3.4%)
    831,453    Diageo plc(a)                                                                      20,822
    179,151    Pernod Ricard S.A.(a)                                                              18,767
                                                                                               ---------
                                                                                                  39,589
                                                                                               ---------
               HOUSEHOLD PRODUCTS (4.9%)
    222,673    Colgate-Palmolive Co.                                                              14,525
    293,952    Reckitt Benckiser Group plc(a)                                                     24,825
    701,608    Svenska Cellulosa AB "B"(a)                                                        18,714
                                                                                               ---------
                                                                                                  58,064
                                                                                               ---------
               PACKAGED FOODS & MEAT (5.3%)
    289,109    DANONE S.A.(a)                                                                     18,157
    223,093    Kellogg Co.                                                                        16,063
    408,486    Nestle S.A.(a)                                                                     27,481
                                                                                               ---------
                                                                                                  61,701
                                                                                               ---------
               PERSONAL PRODUCTS (1.2%)
    758,807    Coty, Inc. "A"*                                                                    14,197
                                                                                               ---------
               Total Consumer Staples                                                            198,840
                                                                                               ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES      SECURITY                                                                            (000)
--------------------------------------------------------------------------------------------------------

               ENERGY (1.3%)
               -------------
               OIL & GAS EQUIPMENT & SERVICES (1.3%)
     111,565   National Oilwell Varco, Inc.                                                    $   4,168
     132,062   Schlumberger Ltd.                                                                  11,100
                                                                                               ---------
                                                                                                  15,268
                                                                                               ---------
               Total Energy                                                                       15,268
                                                                                               ---------
               FINANCIALS (12.4%)
               -----------------
               ASSET MANAGEMENT & CUSTODY BANKS (5.7%)
     476,885   Bank of New York Mellon Corp.                                                      22,614
     290,842   Franklin Resources, Inc.                                                           11,418
     147,690   Julius Baer Group Ltd.*(a)                                                          6,527
     328,041   State Street Corp.                                                                 25,850
                                                                                               ---------
                                                                                                  66,409
                                                                                               ---------
               CONSUMER FINANCE (1.4%)
     227,530   American Express Co.                                                               16,391
                                                                                               ---------
               DIVERSIFIED BANKS (1.4%)
     168,933   Erste Group Bank AG*(a)                                                             4,698
     763,243   Grupo Financiero Banorte S.A. "O"                                                   3,660
     526,700   Kasikornbank Public Co. Ltd.(a)                                                     2,505
      51,654   Komercni Banka A/S(a)                                                               1,709
     548,153   Standard Chartered plc*(a)                                                          4,394
                                                                                               ---------
                                                                                                  16,966
                                                                                               ---------
               DIVERSIFIED CAPITAL MARKETS (1.5%)
   1,108,165   UBS Group AG(a)                                                                    17,625
                                                                                               ---------
               INVESTMENT BANKING & BROKERAGE (1.5%)
      79,223   Goldman Sachs Group, Inc.                                                          17,373
                                                                                               ---------
               REINSURANCE (0.4%)
      48,826   Swiss Re AG(a)                                                                      4,484
                                                                                               ---------
               SPECIALIZED FINANCE (0.5%)
      73,339   Deutsche Boerse AG*(a)                                                              5,923
                                                                                               ---------
               Total Financials                                                                  145,171
                                                                                               ---------
               HEALTH CARE (18.6%)
               ------------------
               HEALTH CARE EQUIPMENT (7.9%)
     306,923   Medtronic plc                                                                      22,408
      49,839   Sonova Holding AG(a)                                                                6,012
     247,989   St. Jude Medical, Inc.                                                             19,641
     202,615   Stryker Corp.                                                                      23,029
     212,123   Zimmer Biomet Holdings, Inc.                                                       21,607
                                                                                               ---------
                                                                                                  92,697
                                                                                               ---------

================================================================================

16  | USAA WORLD GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES       SECURITY                                                                           (000)
--------------------------------------------------------------------------------------------------------
                HEALTH CARE SUPPLIES (2.1%)
     71,271     Cooper Companies, Inc.                                                         $  11,723
     95,873     DENTSPLY SIRONA, Inc.                                                              5,578
    171,200     Hoya Corp.(a)                                                                      6,849
                                                                                               ---------
                                                                                                  24,150
                                                                                               ---------
                LIFE SCIENCES TOOLS & SERVICES (3.5%)
    223,172     Thermo Fisher Scientific, Inc.                                                    31,269
     73,203     Waters Corp.*                                                                      9,851
                                                                                               ---------
                                                                                                  41,120
                                                                                               ---------
                PHARMACEUTICALS (5.1%)
    290,417     Bayer AG(a)                                                                       27,255
     44,418     Johnson & Johnson                                                                  4,944
    100,515     Merck KGaA(a)                                                                     10,064
     81,791     Roche Holding AG(a)                                                               18,188
                                                                                               ---------
                                                                                                  60,451
                                                                                               ---------
                Total Health Care                                                                218,418
                                                                                               ---------
                INDUSTRIALS (15.3%)
                ------------------
                AEROSPACE & DEFENSE (1.9%)
     83,214     MTU Aero Engines AG(a)                                                             8,741
    124,193     United Technologies Corp.                                                         13,378
                                                                                               ---------
                                                                                                  22,119
                                                                                               ---------
                AGRICULTURAL & FARM MACHINERY (0.6%)
    460,000     Kubota Corp.(a)                                                                    7,085
                                                                                               ---------
                AIR FREIGHT & LOGISTICS (1.7%)
    174,184     United Parcel Service, Inc. "B"                                                   20,191
                                                                                               ---------
                AIRPORT SERVICES (0.5%)
     40,767     Aena S.A.(a)                                                                       5,396
                                                                                               ---------
                ELECTRICAL COMPONENTS & EQUIPMENT (1.9%)
    169,337     Legrand S.A.(a)                                                                    9,426
    200,051     Schneider Electric SE(a)                                                          13,289
                                                                                               ---------
                                                                                                  22,715
                                                                                               ---------
                HUMAN RESOURCE & EMPLOYMENT SERVICES (0.8%)
    146,738     Adecco Group AG(a)                                                                 9,021
                                                                                               ---------
                INDUSTRIAL CONGLOMERATES (4.1%)
    115,757     3M Co.                                                                            19,880
    252,758     Honeywell International, Inc.                                                     28,799
                                                                                               ---------
                                                                                                  48,679
                                                                                               ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES      SECURITY                                                                            (000)
--------------------------------------------------------------------------------------------------------
               RAILROADS (2.6%)
     313,896   Canadian National Railway Co.                                                   $  20,978
      89,010   Union Pacific Corp.                                                                 9,019
                                                                                               ---------
                                                                                                  29,997
                                                                                               ---------
               TRADING COMPANIES & DISTRIBUTORS (1.2%)
      77,022   Brenntag AG(a)                                                                      4,036
      65,233   NOW, Inc.*                                                                          1,405
      37,528   W.W. Grainger, Inc.                                                                 8,653
                                                                                               ---------
                                                                                                  14,094
                                                                                               ---------
               Total Industrials                                                                 179,297
                                                                                               ---------
               INFORMATION TECHNOLOGY (11.8%)
               -----------------------------
               COMMUNICATIONS EQUIPMENT (0.7%)
     282,283   Cisco Systems, Inc.                                                                 8,418
                                                                                               ---------
               DATA PROCESSING & OUTSOURCED SERVICES (2.6%)
     153,782   PayPal Holdings, Inc.*                                                              6,040
     314,031   Visa, Inc. "A"                                                                     24,281
                                                                                               ---------
                                                                                                  30,321
                                                                                               ---------
               ELECTRONIC COMPONENTS (0.7%)
     116,840   Amphenol Corp. "A"                                                                  7,975
                                                                                               ---------
               INTERNET SOFTWARE & SERVICES (0.7%)
     296,394   eBay, Inc.*                                                                         8,243
                                                                                               ---------
               IT CONSULTING & OTHER SERVICES (3.1%)
     234,967   Accenture plc "A"                                                                  28,062
     143,383   Cognizant Technology Solutions Corp. "A"*                                           7,898
                                                                                               ---------
                                                                                                  35,960
                                                                                               ---------
               SEMICONDUCTORS (0.6%)
     117,705   Microchip Technology, Inc.                                                          7,790
                                                                                               ---------
               SYSTEMS SOFTWARE (2.6%)
     127,925   Check Point Software Technologies Ltd.*                                            10,532
     513,468   Oracle Corp.                                                                       20,636
                                                                                               ---------
                                                                                                  31,168
                                                                                               ---------
               TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.8%)
       6,093   Samsung Electronics Co. Ltd.(a)                                                     9,015
                                                                                               ---------
               Total Information Technology                                                      138,890
                                                                                               ---------
               MATERIALS (5.2%)
               ---------------
               FERTILIZERS & AGRICULTURAL CHEMICALS (1.0%)
     110,973   Monsanto Co.                                                                       11,398
                                                                                               ---------

================================================================================

18  | USAA WORLD GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES      SECURITY                                                                            (000)
--------------------------------------------------------------------------------------------------------
               INDUSTRIAL GASES (2.8%)
     50,742    Air Liquide S.A.(a)                                                             $   5,188
    102,086    Linde AG(a)                                                                        16,996
     86,509    Praxair, Inc.                                                                      10,407
                                                                                               ---------
                                                                                                  32,591
                                                                                               ---------
               SPECIALTY CHEMICALS (1.4%)
    208,030    Akzo Nobel N.V.(a)                                                                 12,922
     30,531    International Flavors & Fragrances, Inc.                                            3,696
                                                                                               ---------
                                                                                                  16,618
                                                                                               ---------
               Total Materials                                                                    60,607
                                                                                               ---------
               Total Common Stocks                                                             1,164,653
                                                                                               ---------
               Total Equity Securities (cost: $804,953)                                        1,164,653
                                                                                               ---------

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON
(000)                                                                RATE       MATURITY
--------------------------------------------------------------------------------------------------------
               MONEY MARKET INSTRUMENTS (0.4%)

               DISCOUNT NOTES (0.4%)

               U.S. GOVERNMENT (0.4%)
               ---------------------
$     4,608    Federal Home Loan Bank                                 0.1%      12/01/2016         4,608
                                                                                               ---------

---------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
---------------------------------------------------------------------------------------------------------
               GOVERNMENT & U.S. TREASURY MONEY

               MARKET FUNDS (0.0%)
     41,068    State Street Institutional Treasury Money Market Fund
               Premier Class, 0.25%(b)                                                                 41
                                                                                               ----------
               Total Money Market Instruments (cost: $4,649)                                        4,649
                                                                                               ----------

               TOTAL INVESTMENTS (COST: $809,602)                                              $1,169,302
                                                                                               ==========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-------------------------------------------------------------------------------------------------------------
($ IN 000s)                                      VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------------
ASSETS                                        LEVEL 1          LEVEL 2         LEVEL 3                  TOTAL
-------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                              $711,553         $453,100              $-             $1,164,653

Money Market Instruments:
  Discount Notes                                    -            4,608               -                  4,608
  Government & U.S. Treasury
      Money Market Funds                           41                -               -                     41
-------------------------------------------------------------------------------------------------------------
Total                                        $711,594         $457,708              $-             $1,169,302
-------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

                                  FAIR VALUE LEVEL TRANSFERS
                                  --------------------------

For the period of June 1, 2016, through November 30, 2016, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                                        TRANSFERS INTO             TRANSFERS INTO             TRANSFERS INTO
                                              (OUT OF)                   (OUT OF)                   (OUT OF)
ASSETS ($ IN 000s)                             LEVEL 1                    LEVEL 2                    LEVEL 3
------------------------------------------------------------------------------------------------------------
Common Stocks(I)                            $(459,270)                   $459,270                         $-
------------------------------------------------------------------------------------------------------------

(I) Transferred from Level 1 to Level 2 due to an assessment of events at the end of the current reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets.

================================================================================

20  | USAA WORLD GROWTH FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 42.7% of net assets at November 30, 2016.

o   SPECIFIC NOTES

    (a) Securities with a value of $453,100,000, which represented 38.7% of the Fund's net assets, were classified as Level 2 at November 30, 2016, due to the prices being adjusted to take into account significant market movements following the close of local trading.

    (b) Rate represents the money market fund annualized seven-day yield at November 30, 2016.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  21

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $809,602)                               $1,169,302
   Cash denominated in foreign currencies (identified cost of $564)                                   550
   Receivables:
       Capital shares sold                                                                            544
       USAA Asset Management Company (Note 6D)                                                          1
       Dividends and interest                                                                       2,066
       Securities sold                                                                                645
                                                                                               ----------
           Total assets                                                                         1,173,108
                                                                                               ----------
LIABILITIES
   Payables:
       Securities purchased                                                                           561
       Capital shares redeemed                                                                        356
   Unrealized depreciation on foreign currency contracts held, at value                                 1
   Accrued management fees                                                                            723
   Accrued transfer agent's fees                                                                       61
   Other accrued expenses and payables                                                                214
                                                                                               ----------
           Total liabilities                                                                        1,916
                                                                                               ----------
               Net assets applicable to capital shares outstanding                             $1,171,192
                                                                                               ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                             $  777,972
   Accumulated undistributed net investment income                                                  8,157
   Accumulated net realized gain on investments                                                    25,444
   Net unrealized appreciation of investments                                                     359,700
   Net unrealized depreciation of foreign currency translations                                       (81)
                                                                                               ----------
               Net assets applicable to capital shares outstanding                             $1,171,192
                                                                                               ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $1,148,722/41,905 capital
           shares outstanding, no par value)                                                   $    27.41
                                                                                               ==========
       Institutional Shares (net assets of $5,989/219 capital
           shares outstanding, no par value)                                                   $    27.37
                                                                                               ==========
       Adviser Shares (net assets of $16,481/604 capital
           shares outstanding, no par value)                                                   $    27.31
                                                                                               ==========

See accompanying notes to financial statements.

================================================================================

22  | USAA WORLD GROWTH FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $233)                                          $ 8,539
   Interest                                                                                         8
                                                                                              -------
       Total income                                                                             8,547
                                                                                              -------
EXPENSES
   Management fees                                                                              4,547
   Administration and servicing fees:
       Fund Shares                                                                                877
       Institutional Shares                                                                         3
       Adviser Shares                                                                              13
   Transfer agent's fees:
       Fund Shares                                                                              1,070
       Institutional Shares                                                                         3
       Adviser Shares                                                                               9
   Distribution and service fees (Note 6F):
       Adviser Shares                                                                              21
   Custody and accounting fees:
       Fund Shares                                                                                 23
   Postage:
       Fund Shares                                                                                 61
       Adviser Shares                                                                               1
   Shareholder reporting fees:
       Fund Shares                                                                                 29
   Trustees' fees                                                                                  15
   Registration fees:
       Fund Shares                                                                                 24
       Institutional Shares                                                                        14
       Adviser Shares                                                                               8
   Professional fees                                                                               82
   Other                                                                                           11
                                                                                              -------
         Total expenses                                                                         6,811
                                                                                              -------
   Expenses reimbursed:
       Institutional Shares                                                                       (12)
                                                                                              -------
         Net expenses                                                                           6,799
                                                                                              -------
NET INVESTMENT INCOME                                                                           1,748
                                                                                              -------

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY

  Net realized gain (loss) on:
      Investments                                                                              10,636
      Foreign currency transactions                                                              (106)
  Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                              (2,781)
      Foreign currency translations                                                               (20)
                                                                                              -------
          Net realized and unrealized gain                                                      7,729
                                                                                              -------
  Increase in net assets resulting from operations                                            $ 9,477
                                                                                              =======

See accompanying notes to financial statements.

================================================================================

24  | USAA WORLD GROWTH FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 2016 (unaudited), and year ended May 31,
2016

-----------------------------------------------------------------------------------------------------
                                                                     11/30/2016             5/31/2016
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                             $    1,748            $    9,289
   Net realized gain on investments                                      10,636                23,121
   Net realized loss on foreign currency transactions                      (106)                 (120)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                       (2,781)              (64,830)
       Foreign currency translations                                        (20)                   55
                                                                     --------------------------------
       Increase (decrease) in net assets resulting
            from operations                                               9,477               (32,485)
                                                                     --------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                            -                (8,171)
       Institutional Shares*                                                  -                   (45)
       Adviser Shares                                                         -                   (42)
                                                                     --------------------------------
            Total distributions of net investment income                      -                (8,258)
                                                                     --------------------------------
   Net realized gains:
       Fund Shares                                                            -               (23,403)
       Institutional Shares*                                                  -                   (97)
       Adviser Shares                                                         -                  (353)
                                                                     --------------------------------
            Total distributions of net realized gains                         -               (23,853)
                                                                     --------------------------------
       Distributions to shareholders                                          -               (32,111)
                                                                     --------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                          (17,747)               11,202
   Institutional Shares*                                                    716                 5,505
   Adviser Shares                                                          (210)               (8,861)
                                                                     --------------------------------
       Total net increase (decrease) in net assets from capital
            share transactions                                          (17,241)                7,846
                                                                     --------------------------------
   Net decrease in net assets                                            (7,764)              (56,750)

NET ASSETS
   Beginning of period                                                1,178,956             1,235,706
                                                                     --------------------------------
   End of period                                                     $1,171,192            $1,178,956
                                                                     ================================
Accumulated undistributed net investment income:
   End of period                                                     $    8,157            $    6,409
                                                                     ================================

*Institutional Shares commenced operations on August 7, 2015.

See accompanying notes to financial statements.

================================================================================
                                                      FINANCIAL STATEMENTS |  25

================================================================================

NOTES TO FINANCIAL STATEMENTS

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA World Growth Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation.

The Fund consists of three classes of shares: World Growth Fund Shares (Fund Shares), World Growth Fund Institutional Shares (Institutional Shares), and World Growth Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments,

================================================================================

26  | USAA WORLD GROWTH FUND

================================================================================

foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

        or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as

================================================================================

28  | USAA WORLD GROWTH FUND

================================================================================

        of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from

================================================================================

30  | USAA WORLD GROWTH FUND

================================================================================

    sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended November 30, 2016, there were no custodian and other bank credits.

H. REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the six-month period ended November 30, 2016, the Adviser Shares charged redemption fees of less than $500.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates with other USAA Funds in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the

================================================================================

32  | USAA WORLD GROWTH FUND

================================================================================

agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The USAA Funds are assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the six-month period ended November 30, 2016, the Fund paid CAPCO facility fees of $4,000, which represents 1.6% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended November 30, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined as of the Fund's tax year-end of May 31, 2017, in accordance with applicable federal tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal income tax.

At May 31, 2016, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended November 30, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 2016, were $60,826,000 and $75,118,000, respectively.

As of November 30, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as the cost reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of November 30, 2016, were $388,720,000 and $29,020,000, respectively, resulting in net unrealized appreciation of $359,700,000.

(5) CAPITAL SHARE TRANSACTIONS

At November 30, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or

================================================================================

34  | USAA WORLD GROWTH FUND

================================================================================

legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                SIX-MONTH PERIOD ENDED                YEAR ENDED
                                                   NOVEMBER 30, 2016                 MAY 31, 2016
--------------------------------------------------------------------------------------------------------
                                                SHARES           AMOUNT         SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------
FUND SHARES:
Shares sold                                     2,411           $ 66,556         5,786         $ 155,150
Shares issued from reinvested dividends             -                  -         1,176            31,173
Shares redeemed                                (3,054)           (84,303)       (6,553)         (175,121)
                                                --------------------------------------------------------
Net increase (decrease) from capital
  share transactions                             (643)          $(17,747)          409         $  11,202
                                                ========================================================
INSTITUTIONAL SHARES
(COMMENCED ON AUGUST 7, 2015):
Shares sold                                        28           $    780           195         $   5,556
Shares issued from reinvested dividends             -                  -             -                 -
Shares redeemed                                    (2)               (64)           (2)              (51)
                                                --------------------------------------------------------
Net increase from capital
  share transactions                               26           $    716           193         $   5,505
                                                ========================================================
ADVISER SHARES:
Shares sold                                        27           $    736            66         $   1,797
Shares issued from reinvested dividends             -                  -             7               176
Shares redeemed*                                  (34)              (946)         (401)          (10,834)
                                                --------------------------------------------------------
Net decrease from capital
  share transactions                               (7)          $   (210)         (328)        $  (8,861)
                                                ========================================================

*Net of redemption fees, if any.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Global Funds Index. The Lipper Global Funds Index tracks the total return performance of the funds in the Lipper Global Funds category. For the Fund Shares and Adviser Shares, the performance period consists of the current month plus the previous 35 months. The performance period for the Institutional Shares includes the performance of the Fund Shares for periods prior to August 7, 2015. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE
RELATIVE TO INDEX                                         ANNUAL ADJUSTMENT RATE
(IN BASIS POINTS)(1)                                      (IN BASIS POINTS)(1)
--------------------------------------------------------------------------------
+/- 100 to 400                                            +/- 4
+/- 401 to 700                                            +/- 5
+/- 701 and greater                                       +/- 6

   (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

   Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of

================================================================================

36  | USAA WORLD GROWTH FUND

================================================================================

    overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Global Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the six-month period ended November 30, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $4,547,000, which included a performance adjustment for the Fund Shares, Institutional Shares, and Adviser Shares of $74,000, less than $500, and $1,000, respectively. For the Fund Shares, Institutional Shares, and Adviser Shares, the performance adjustments were 0.01%, less than 0.01%, and 0.01% respectively.

B. SUBADVISORY ARRANGEMENT(S) - The Manager entered into an Investment Subadvisory Agreement with MFS Investment Management (MFS), under which MFS directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays MFS a subadvisory fee based on the aggregate average net assets in the USAA World Growth Fund and the USAA International Fund combined, in an annual amount of 0.33% on the first $2 billion of assets, 0.30% of assets over $2 billion and up to $3 billion, and 0.25% on assets over $3 billion. For the six-month period ended November 30, 2016, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to MFS, of $1,847,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the six-month period ended November 30, 2016, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $877,000, $3,000, and $13,000, respectively.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended November 30, 2016, the Fund reimbursed the Manager $16,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. EXPENSE LIMITATION - The Manager agreed, through September 30, 2017, to limit the total annual operating expenses of the Institutional Shares to 1.10% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Institutional Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through September 30, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended November 30, 2016, the Institutional Shares incurred reimbursable expenses of $12,000, of which $1,000 was receivable from the Manager.

E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the six-month period ended November 30, 2016, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $1,070,000, $3,000, and $9,000, respectively.

F. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA

================================================================================

38  | USAA WORLD GROWTH FUND

================================================================================

    Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the six-month period ended November 30, 2016, the Adviser Shares incurred distribution and service (12b-1) fees of $21,000.

G. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At November 30, 2016, USAA and its affiliates owned 173,000 Institutional Shares and 315,000 Adviser Shares, which represents 79.3% of the Institutional Shares outstanding, 52.2% of the Adviser Shares outstanding, and 1.1% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) adopted final rules intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements. The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and related disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                           SIX-MONTH
                          PERIOD ENDED
                          NOVEMBER 30,                       YEAR ENDED MAY 31,
                          -------------------------------------------------------------------------------
                               2016            2016           2015          2014        2013         2012
                          -------------------------------------------------------------------------------
Net asset value at
  beginning of period     $    27.20      $    28.69     $    28.00    $    24.24    $  18.41    $  20.41
                          -------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income          .04             .21            .24           .20         .19         .17
  Net realized and
    unrealized gain (loss)       .17            (.95)          1.16          4.19        5.85       (2.01)
                          -------------------------------------------------------------------------------
Total from investment
  operations                     .21            (.74)          1.40          4.39        6.04       (1.84)
                          -------------------------------------------------------------------------------
Less distributions from:
  Net investment income            -            (.19)          (.28)         (.19)       (.20)       (.16)
  Realized capital gains           -            (.56)          (.43)         (.44)       (.01)          -
                          -------------------------------------------------------------------------------
Total distributions                -            (.75)          (.71)         (.63)       (.21)       (.16)
                          -------------------------------------------------------------------------------
Net asset value at
  end of period           $    27.41      $    27.20     $    28.69    $    28.00    $  24.24    $  18.41
                          ===============================================================================

Total return (%)*                .77           (2.49)          5.10         18.24       32.93       (8.95)
  Net assets at end
    of period (000)       $1,148,722      $1,157,148     $1,208,909    $1,128,586    $879,178    $615,644
Ratios to average
  net assets:**
  Expenses (%)(a)               1.14(b)         1.17           1.17          1.19        1.25        1.30
  Net investment
    income (%)                   .30(b)          .81            .91           .75         .93         .96
Portfolio turnover (%)             5              10              9             9          12          12

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended November 30, 2016, average net assets were
    $1,166,229,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                   -               -              -          (.00%)(+)   (.00%)(+)   (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

40  | USAA WORLD GROWTH FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                               SIX-MONTH
                                                              PERIOD ENDED                 PERIOD ENDED
                                                              NOVEMBER 30,                    MAY 31,
                                                              ------------------------------------------
                                                                  2016                         2016***
                                                              ------------------------------------------
Net asset value at beginning of period                          $27.14                       $28.83
                                                                -----------------------------------
Income (loss) from investment operations:
  Net investment income                                            .03                          .24
  Net realized and unrealized gain (loss)                          .20                        (1.11)
                                                                -----------------------------------
Total from investment operations                                   .23                         (.87)
                                                                -----------------------------------
Less distributions from:
  Net investment income                                              -                         (.26)
  Realized capital gains                                             -                         (.56)
                                                                -----------------------------------
Total distributions                                                  -                         (.82)
                                                                -----------------------------------
Net asset value at end of period                                $27.37                       $27.14
                                                                ===================================
Total return (%)*                                                  .85                        (2.92)
Net assets at end of period (000)                               $5,989                       $5,228
Ratios to average net assets:**
  Expenses (%)(a)                                                 1.08                         1.10
  Expenses, excluding reimbursements (%)(a)                       1.51                         1.54
  Net investment income (%)(a)                                     .35                         1.11
Portfolio turnover (%)                                               5                           10

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended November 30, 2016, average net assets were
    $5,472,000.
*** Institutional Shares commenced operations on August 7, 2015.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                            SIX-MONTH
                           PERIOD ENDED
                           NOVEMBER 30,                      YEAR ENDED MAY 31,
                           ---------------------------------------------------------------------------
                                2016          2016           2015          2014        2013       2012
                           ---------------------------------------------------------------------------
Net asset value at
  beginning of period        $ 27.13       $ 28.55        $ 27.90       $ 24.17      $18.37     $20.38
                             -------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income          .01           .14            .19           .18         .13        .12
  Net realized and
    unrealized gain (loss)       .17          (.93)          1.13          4.16        5.82      (2.01)
                             -------------------------------------------------------------------------
Total from investment
  operations                     .18          (.79)          1.32          4.34        5.95      (1.89)
                             -------------------------------------------------------------------------
Less distributions from:
  Net investment income            -          (.07)          (.24)         (.17)       (.14)      (.12)
  Realized capital gains           -          (.56)          (.43)         (.44)       (.01)         -
                             -------------------------------------------------------------------------
                                   -          (.63)          (.67)         (.61)       (.15)      (.12)
                             -------------------------------------------------------------------------
Redemption fees added
  to beneficial interests        .00(b)        .00(b)         .00(b)          -           -          -
                             -------------------------------------------------------------------------
Net asset value at
  end of period              $ 27.31       $ 27.13        $ 28.55       $ 27.90      $24.17     $18.37
                             =========================================================================
Total return (%)*                .66         (2.72)          4.84         18.08       32.47      (9.26)
Net assets at end
  of period (000)            $16,481       $16,580        $26,797       $21,583      $8,490     $5,808
Ratios to average
  net assets:**
  Expenses (%)(a)               1.39(c)       1.42           1.38(d)       1.35        1.60       1.60
  Expenses, excluding
    reimbursements (%)(a)       1.39(c)       1.42           1.38          1.35        1.63       1.76
  Net investment income (%)      .04(c)        .49            .72           .64         .59        .64
Portfolio turnover (%)             5            10              9             9          12         12

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
   Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended November 30, 2016, average net assets were
    $16,663,000.
(a) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                   -             -              -          (.00%)(+)   (.00%)(+)  (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Represents less than $0.01 per share.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Prior to October 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.60% of the Adviser Shares' average net assets.

================================================================================

42  | USAA WORLD GROWTH FUND

================================================================================

EXPENSE EXAMPLE

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of June 1, 2016, through November 30, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the

================================================================================

                                                           EXPENSE EXAMPLE |  43

================================================================================

actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                              EXPENSES PAID
                                       BEGINNING             ENDING           DURING PERIOD*
                                     ACCOUNT VALUE       ACCOUNT VALUE        JUNE 1, 2016 -
                                      JUNE 1, 2016      NOVEMBER 30, 2016    NOVEMBER 30, 2016
                                     -----------------------------------------------------------
FUND SHARES
Actual                                 $1,000.00            $1,007.70              $5.74

Hypothetical
 (5% return before expenses)            1,000.00             1,019.35               5.77

INSTITUTIONAL SHARES
Actual                                  1,000.00             1,008.50               5.44

Hypothetical
 (5% return before expenses)            1,000.00             1,019.65               5.47

ADVISER SHARES
Actual                                  1,000.00             1,006.60               6.99

Hypothetical
 (5% return before expenses)            1,000.00             1,018.10               7.03

*Expenses are equal to the annualized expense ratio of 1.14% for Fund Shares, 1.08% for Institutional Shares, and 1.39% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 0.77% for Fund Shares, 0.85% for Institutional Shares, and 0.66% for Adviser Shares for the six-month period of June 1, 2016, through November 30, 2016.

================================================================================

44  | USAA WORLD GROWTH FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENTS                      USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT usaa.com                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on usaa.com select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]                                        [LOGO OF RECYCLE PAPER]
        USAA      We know what it means to serve.(R)                10%

   =============================================================================
   23412-0117                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                    [GRAPHIC OF USAA GOVERNMENT SECURITIES FUND]

 ==============================================================

         SEMIANNUAL REPORT
         USAA GOVERNMENT SECURITIES FUND
         FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
         NOVEMBER 30, 2016

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"AS THE NEW YEAR BEGINS, WHY NOT MAKE
A RESOLUTION TO PUT YOUR FINANCIAL HOUSE            [PHOTO OF BROOKS ENGLEHARDT]
IN ORDER?"

--------------------------------------------------------------------------------

JANUARY 2017

Financial markets are unpredictable. Many factors can confound those who try to predict the direction of the markets based on economic or political factors. In other words, it's easy to get it wrong. And, even if one correctly forecasts what will happen in the macroeconomic environment, predicting how the markets will respond is another matter altogether.

Consider the response to the Presidential election. Stocks rose on Monday and Tuesday (Election Day) at the prospect of a Hillary Clinton victory--virtually a "sure thing," according to some media pundits. U.S. Treasury securities and other segments of the bond market sold off as investors likely assumed a continuation of current economic policy under another Democratic administration. But these trends reversed on Tuesday evening when it became clear that Donald J. Trump would be elected the 45th President of the United States. Asian and European equity markets dropped and U.S. stock index futures plunged. The decline in stock index futures suggested that U.S. stocks might fall when trading began on Wednesday, however the opposite happened. Stock prices rose and then rallied strongly, with major stock indexes hitting one record high after another through the end of November 2016. U.S. Treasury prices fell, driving up yields on longer-maturity U.S. Treasuries. (Yields move in the opposite direction of prices.)

Few market participants would have forecasted such a scenario. But with hindsight, we may be able to understand some of the reasons why the markets behaved the way they did.

U.S. equity investors appeared to like President-elect Trump's promises of lower tax rates, less regulation, and more fiscal stimulus through infrastructure spending. Other explanations may lie overseas, such as complications relating to the United Kingdom's decision to exit from the European Union ("Brexit") and continued slow economic growth in China--uncertainties that may have

================================================================================

================================================================================

increased the attractiveness of U.S. stocks. As for bond investors, they may have been worried about an increase in interest rates if economic growth picks up under a Trump Administration. Higher growth rates typically correspond with rising inflation, which in turn could prompt the Federal Reserve (the Fed) to accelerate the pace of interest rate increases.

What actually happens, however, is yet to be seen. No one knows, except in the most general terms, what President-elect Trump's plans and priorities will be or how they could affect economic growth in 2017 and beyond. By extension, it is also too early to forecast how inflation might be affected and how the Fed could respond.

At USAA Investments, we are long-term, fundamental investors, who seek to look at the full market cycle rather than current geopolitical events. We believe measures such as assessing a company's intrinsic value compared to its current price tend to be more effective at forecasting potential stock returns over time. In selecting bonds, our analysts take a bottom-up approach to evaluating each security individually, building portfolios on a bond-by-bond basis.

It is important to remember market conditions are always fluctuating and time horizon matters. We believe that it is important to stay focused on your long-term objectives, using an investment plan that is based on your personal time horizon and risk tolerance. If you are uneasy about market risk in general or have concerns about too much exposure to specific asset classes, please call USAA to speak with an advisor. As the new year begins, why not make a resolution to put your financial house in order?

Thank you for allowing us to help you in your efforts to achieve your financial goals. At USAA Investments, we are committed to providing you with our best advice, top-notch service, and a variety of mutual funds. On behalf of everyone here, I wish you a happy and healthy 2017.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

    Portfolio of Investments                                                  16

    Notes to Portfolio of Investments                                         23

    Financial Statements                                                      26

    Notes to Financial Statements                                             29

EXPENSE EXAMPLE                                                               45

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

200986-0117

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA GOVERNMENT SECURITIES FUND (THE FUND) PROVIDES INVESTORS A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH PRESERVATION OF PRINCIPAL.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in government securities, including U.S. Treasury bills, notes, and bonds; Treasury Inflation Protected Securities (TIPS); mortgage-backed securities (MBS) backed by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac); U.S. government agency collateralized mortgage obligations; securities issued by U.S. government agencies and instrumentalities; and repurchase agreements collateralized by such investments. The securities issued by U.S. government agencies and instrumentalities are supported by the credit of the issuing agency, instrumentality or corporation (which are neither issued nor guaranteed by the U.S. Treasury), including but not limited to Fannie Mae, Freddie Mac, the Agricultural Mortgage Corporation (Farmer Mac), Federal Farm Credit Bank, Federal Home Loan Bank, Private Export Funding Corp (Pefco), and the Small Business Administration. The Fund has a target average maturity of 5-10 years. This 80% policy may be changed upon at least 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

         [PHOTO OF DONNA J. BAGGERLY]              [PHOTO OF R. NEAL GRAVES]
         DONNA J. BAGGERLY, CFA                    R. NEAL GRAVES, CFA, CPA
         USAA Asset                                USAA Asset
         Management Company                        Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    For most of the reporting period, longer-term U.S. Treasury yields remained near their lows of the 2016 calendar year. They fell during a broad flight to safety after the United Kingdom's surprise vote to exit the European Union, popularly known as "Brexit." After climbing higher by late July
    2016, longer-term U.S. Treasury yields then remained rather range-bound in advance of the Federal Reserve's (the Fed) September 2016 policy meeting. They fell after the Fed decided to leave short-term interest rates unchanged and to continue watching economic conditions both domestically and internationally. From late September 2016 through early November 2016, U.S. Treasury yields edged up on signals the Fed might increase interest rates later in 2016. Market dynamics changed dramatically after Donald
    Trump was elected president of the United States on November 8, 2016.
    Yields surged higher, with the yield on the 10-year U.S. Treasury rising just over 50 basis points in the final three weeks of the reporting period. (A basis point is 1/100(th) of the percentage point.) The yield on a 10-year U.S. Treasury, which began the reporting period at 1.85%, finished at 2.37%. The increase in yields reflected the market's belief that the economy could improve at a faster pace than previously expected. President-elect Trump has pledged to cut corporate taxes and decrease regulation, which if combined with his proposal for increased infrastructure spending, could potentially lead to stronger economic growth and higher inflation.

    Residential mortgage interest rates, which are generally tied to the 10-year U.S. Treasury yield, increased during the reporting period as a whole. Until

================================================================================

2  | USAA GOVERNMENT SECURITIES FUND

================================================================================

    early November 2016, they had stayed in a rather narrow range, though they dipped slightly during the summer 2016. They increased considerably after the U.S. presidential election. The interest rate on a 15-year mortgage began the period at 2.89% and ended it at 3.25%. The interest rate on a 30-year mortgage started the reporting period at 3.64% and finished it at 4.03%. Because mortgage interest rates remained relatively stable and subsequently increased, homeowners did not find it advantageous to refinance their mortgages, increasing extension risk. Extension risk is the risk that mortgage prepayments will decelerate, causing the average life of a mortgage to lengthen--or, extend--and become more sensitive to upward interest rate movement.

o HOW DID THE USAA GOVERNMENT SECURITIES FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended November 30, 2016, the Fund Shares, Institutional Shares, and Adviser Shares had a total return of -0.71%, -0.68%, and -0.85%, respectively. This compares to a total return of -0.81% for the Bloomberg Barclays U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index* (the Index), and -1.16% for the Lipper Intermediate U.S. Government Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    *Effective August 24, 2016, Bloomberg acquired Barclays Risk Analytics and Index Solutions, Ltd., which includes the Barclays indexes. Thus, the Fund's benchmark is now called the Bloomberg Barclays U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

o   HOW DID YOU MANAGE THE FUND DURING THE REPORTING PERIOD?

    The Fund was positioned to perform well in a rising interest rate environment and to mitigate its exposure to extension risk. As a result, the portfolio owned more shorter-duration securities than longer-duration securities during the reporting period. This added to performance as interest rates increased and the prices of shorter-duration securities fell less than the prices of longer-duration securities. The Fund also benefited from its overweight in Ginnie Mae high-coupon mortgage-backed securities, legacy investments that have shorter durations than the securities that comprise the Index as well as little extension risk. In addition, the portfolio's overweight in shorter-duration 15-year mortgage-backed securities performed well. An underweight in longer-term U.S. Treasuries was advantageous. The Fund was held back somewhat by its holdings of longer-duration commercial mortgage-backed securities (CMBS) and municipal bonds.

    During the reporting period, we continued to diversify the Fund. We added to the portfolio's holdings of CMBS, asset-backed securities, agency debentures, and U.S. Treasuries, all of which tend to offer more stable cash flows than mortgage-backed securities. At the same time, we continued to reduce the Fund's position in Ginnie Mae mortgage-backed securities as we sought to decrease the portfolio's exposure to prepayment risk and extension risk.

    Thank you for allowing us to help you manage your investments.

    While the value of the USAA Government Securities Fund Shares, Institutional Shares, and Adviser Shares are not guaranteed by the U.S. government, the Fund endeavors to maintain low-to-moderate fluctuation of share price.

    Shares of the USAA Government Securities Fund are not individually backed by the full faith and credit of the U.S. government. o Mortgage-backed securities have prepayment, extension, credit, and interest rate risks. Generally, when interest rates decline, prepayments accelerate beyond the initial pricing assumptions and may cause the average life of the securities to shorten. Also the market value may decline when interest rates rise because prepayments decrease beyond the initial pricing assumptions and may cause the average life of the securities to extend.
    o As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.

    You will find a complete list of securities that the Fund owns on pages
    16-22.

================================================================================

4  | USAA GOVERNMENT SECURITIES FUND

================================================================================

INVESTMENT OVERVIEW

USAA GOVERNMENT SECURITIES FUND SHARES (FUND SHARES)
(Ticker Symbol: USGNX)

--------------------------------------------------------------------------------
                                           11/30/16                  5/31/16
--------------------------------------------------------------------------------
Net Assets                              $419.4 Million          $432.5 Million
Net Asset Value Per Share                   $9.83                   $10.00

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/16
--------------------------------------------------------------------------------
    5/31/16-11/30/16*              1 YEAR            5 YEARS        10 YEARS
        -0.71%                      1.24%             1.46%           3.67%

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                         5 YEARS                          10 YEARS
     1.23%                          1.30%                             3.66%

--------------------------------------------------------------------------------
   30-DAY SEC YIELD** AS OF 11/30/16           EXPENSE RATIO AS OF 5/31/16***
--------------------------------------------------------------------------------
                 2.10%                                     0.51%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN
THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED NOVEMBER 30, 2016

--------------------------------------------------------------------------------
               TOTAL RETURN      =     DIVIDEND RETURN      +     PRICE CHANGE
--------------------------------------------------------------------------------
10 YEARS          3.67%          =         3.40%            +         0.27%
5 YEARS           1.46%          =         2.56%            +        -1.10%
1 YEAR            1.24%          =         2.05%            +        -0.81%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE 10-YEAR PERIOD ENDED NOVEMBER 30, 2016

       [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

                                                                      CHANGE IN
                           TOTAL RETURN       DIVIDEND RETURN        SHARE PRICE
11/30/2007                     6.10%               4.95%                1.15%
11/30/2008                     5.64%               4.71%                0.93%
11/30/2009                     8.31%               4.32%                3.99%
11/30/2010                     4.69%               3.80%                0.89%
11/30/2011                     4.99%               3.62%                1.37%
11/30/2012                     2.49%               2.97%               -0.48%
11/30/2013                    -1.20%               2.67%               -3.87%
11/30/2014                     3.77%               2.76%                1.01%
11/30/2015                     1.07%               2.37%               -1.30%
11/30/2016                     1.24%               2.06%               -0.81%

                                 [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gain distributions), redemptions of shares, or reinvested net investment income.

================================================================================

6  | USAA GOVERNMENT SECURITIES FUND

================================================================================

                   o 12-MONTH DIVIDEND YIELD COMPARISON o

                [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                             USAA GOVERNMENT                 LIPPER INTERMEDIATE
                                SECURITIES                     U.S. GOVERNMENT
                               FUND SHARES                   FUNDS INDEX AVERAGE
11/30/2007                        4.66%                              4.12%
11/30/2008                        4.53%                              3.88%
11/30/2009                        4.01%                              3.26%
11/30/2010                        3.68%                              2.58%
11/30/2011                        3.48%                              2.17%
11/30/2012                        2.96%                              1.82%
11/30/2013                        2.78%                              1.52%
11/30/2014                        2.69%                              1.71%
11/30/2015                        2.40%                              1.37%
11/30/2016                        2.08%                              1.49%

                                 [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 11/30/07 through 11/30/16.

The Lipper Intermediate U.S. Government Funds Index Average is an average performance level of all intermediate U.S. government funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                 BLOOMBERG BARCLAYS
                                                   U.S. AGGREGATE
                      LIPPER INTERMEDIATE      GOVERNMENT INTERMEDIATE     USAA GOVERNMENT
                        U.S. GOVERNMENT          & MORTGAGE-BACKED            SECURITIES
                          FUNDS INDEX             SECURITIES INDEX            FUND SHARES
11/30/06                  $10,000.00                 $10,000.00                $10,000.00
12/31/06                    9,946.70                   9,967.68                  9,989.00
01/31/07                    9,942.44                   9,971.59                  9,983.00
02/28/07                   10,079.71                  10,095.50                 10,107.00
03/31/07                   10,094.38                  10,121.95                 10,116.00
04/30/07                   10,141.64                  10,169.46                 10,165.00
05/31/07                   10,053.25                  10,111.18                 10,109.00
06/30/07                   10,031.03                  10,093.06                 10,054.00
07/31/07                   10,145.55                  10,185.13                 10,126.00
08/31/07                   10,278.83                  10,314.92                 10,246.00
09/30/07                   10,352.97                  10,390.52                 10,305.00
10/31/07                   10,429.16                  10,477.79                 10,401.00
11/30/07                   10,685.04                  10,689.50                 10,610.00
12/31/07                   10,678.05                  10,721.32                 10,671.00
01/31/08                   10,930.10                  10,941.57                 10,801.00
02/29/08                   10,985.28                  10,991.09                 10,856.00
03/31/08                   11,007.81                  11,055.26                 10,895.00
04/30/08                   10,939.03                  11,001.39                 10,881.00
05/31/08                   10,817.40                  10,926.62                 10,812.00
06/30/08                   10,847.23                  10,940.08                 10,818.00
07/31/08                   10,832.05                  10,954.61                 10,814.00
08/31/08                   10,928.02                  11,069.98                 10,913.00
09/30/08                   10,920.33                  11,141.39                 10,984.00
10/31/08                   10,806.33                  11,074.26                 10,846.00
11/30/08                   11,226.59                  11,486.49                 11,205.00
12/31/08                   11,546.92                  11,706.84                 11,386.00
01/31/09                   11,418.49                  11,657.36                 11,392.00
02/28/09                   11,548.22                  11,687.08                 11,468.00
03/31/09                   11,628.95                  11,850.95                 11,636.00
04/30/09                   11,532.51                  11,831.91                 11,653.00
05/31/09                   11,621.34                  11,827.24                 11,680.00
06/30/09                   11,527.66                  11,820.97                 11,685.00
07/31/09                   11,581.70                  11,897.43                 11,796.00
08/31/09                   11,867.10                  11,975.14                 11,879.00
09/30/09                   11,929.61                  12,058.22                 11,940.00
10/31/09                   12,028.77                  12,117.77                 12,014.00
11/30/09                   12,137.65                  12,269.88                 12,137.00
12/31/09                   11,921.89                  12,072.93                 12,009.00
01/31/10                   12,116.56                  12,231.87                 12,137.00
02/28/10                   12,138.90                  12,267.91                 12,161.00
03/31/10                   12,144.09                  12,234.62                 12,173.00
04/30/10                   12,284.77                  12,314.89                 12,251.00
05/31/10                   12,411.02                  12,456.86                 12,398.00
06/30/10                   12,614.09                  12,609.12                 12,511.00
07/31/10                   12,724.53                  12,710.03                 12,625.00
08/31/10                   12,919.04                  12,790.98                 12,627.00
09/30/10                   12,943.42                  12,785.24                 12,593.00
10/31/10                   12,982.91                  12,869.72                 12,717.00
11/30/10                   12,899.48                  12,819.15                 12,706.00
12/31/10                   12,700.26                  12,695.33                 12,660.00
01/31/11                   12,706.19                  12,717.42                 12,671.00
02/28/11                   12,707.67                  12,717.58                 12,711.00
03/31/11                   12,714.69                  12,731.91                 12,725.00
04/30/11                   12,861.34                  12,864.38                 12,865.00
05/31/11                   13,039.34                  13,007.67                 13,004.00
06/30/11                   13,006.01                  13,009.12                 13,018.00
07/31/11                   13,207.98                  13,154.17                 13,118.00
08/31/11                   13,473.06                  13,342.62                 13,270.00
09/30/11                   13,599.21                  13,371.01                 13,271.00
10/31/11                   13,550.61                  13,358.83                 13,291.00
11/30/11                   13,587.34                  13,393.34                 13,339.00
12/31/11                   13,709.77                  13,475.28                 13,414.00
01/31/12                   13,804.34                  13,537.65                 13,433.00
02/29/12                   13,756.14                  13,513.18                 13,429.00
03/31/12                   13,675.07                  13,484.23                 13,448.00
04/30/12                   13,842.90                  13,590.13                 13,520.00
05/31/12                   13,999.49                  13,658.74                 13,556.00
06/30/12                   13,978.95                  13,656.56                 13,565.00
07/31/12                   14,113.77                  13,750.62                 13,662.00
08/31/12                   14,128.35                  13,761.22                 13,672.00
09/30/12                   14,131.13                  13,773.23                 13,701.00
10/31/12                   14,114.94                  13,750.86                 13,667.00
11/30/12                   14,160.75                  13,767.64                 13,674.00
12/31/12                   14,118.38                  13,762.66                 13,677.00
01/31/13                   14,034.24                  13,702.85                 13,625.00
02/28/13                   14,101.61                  13,754.67                 13,670.00
03/31/13                   14,107.62                  13,770.69                 13,674.00
04/30/13                   14,199.92                  13,836.90                 13,718.00
05/31/13                   13,975.19                  13,664.86                 13,510.00
06/30/13                   13,777.55                  13,545.46                 13,391.00
07/31/13                   13,770.94                  13,548.70                 13,341.00
08/31/13                   13,696.78                  13,497.95                 13,321.00
09/30/13                   13,821.14                  13,637.80                 13,444.00
10/31/13                   13,890.81                  13,707.69                 13,517.00
11/30/13                   13,859.52                  13,665.96                 13,509.00
12/31/13                   13,749.86                  13,580.81                 13,445.00
01/31/14                   13,931.13                  13,738.38                 13,614.00
02/28/14                   13,969.31                  13,775.50                 13,673.00
03/31/14                   13,929.36                  13,725.96                 13,620.00
04/30/14                   14,009.10                  13,810.93                 13,705.00
05/31/14                   14,115.94                  13,936.59                 13,806.00
06/30/14                   14,117.29                  13,943.83                 13,822.00
07/31/14                   14,084.41                  13,887.00                 13,769.00
08/31/14                   14,179.75                  13,992.73                 13,883.00
09/30/14                   14,133.15                  13,956.60                 13,857.00
10/31/14                   14,225.10                  14,071.55                 13,946.00
11/30/14                   14,312.41                  14,152.20                 14,015.00
12/31/14                   14,310.84                  14,142.33                 14,003.00
01/31/15                   14,579.94                  14,319.30                 14,144.00
02/28/15                   14,431.74                  14,241.68                 14,118.00
03/31/15                   14,508.67                  14,306.62                 14,188.00
04/30/15                   14,481.89                  14,302.26                 14,175.00
05/31/15                   14,455.51                  14,304.73                 14,189.00
06/30/15                   14,350.41                  14,224.85                 14,119.00
07/31/15                   14,442.78                  14,296.75                 14,148.00
08/31/15                   14,435.78                  14,306.53                 14,145.00
09/30/15                   14,537.99                  14,402.71                 14,228.00
10/31/15                   14,506.55                  14,382.12                 14,198.00
11/30/15                   14,464.40                  14,347.49                 14,165.00
12/31/15                   14,426.62                  14,330.58                 14,136.00
01/31/16                   14,671.45                  14,538.96                 14,301.00
02/29/16                   14,758.33                  14,602.77                 14,383.00
03/31/16                   14,806.64                  14,637.52                 14,409.00
04/30/16                   14,803.87                  14,646.16                 14,434.00
05/31/16                   14,793.72                  14,643.53                 14,444.00
06/30/16                   15,032.49                  14,810.30                 14,584.00
07/31/16                   15,061.65                  14,827.17                 14,607.00
08/31/16                   15,003.12                  14,798.91                 14,588.00
09/30/16                   15,033.23                  14,831.31                 14,629.00
10/31/16                   14,935.93                  14,775.09                 14,564.00
11/30/16                   14,622.16                  14,524.58                 14,341.00

                                   [END CHART]

                      Data from 11/30/06 through 11/30/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Government Securities Fund Shares to the following benchmarks:

o The unmanaged Lipper Intermediate U.S. Government Funds Index is considered representative of intermediate U.S. government funds.

o The unmanaged Bloomberg Barclays U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index consists of intermediate U.S. Treasury and Agency unsecured notes and securities backed by pools of mortgages issued by U.S. Government Agencies, GNMA, Fannie Mae, or Freddie Mac.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Intermediate U.S. Government Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA GOVERNMENT SECURITIES FUND

================================================================================

USAA GOVERNMENT SECURITIES FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIGSX)

--------------------------------------------------------------------------------
                                        11/30/16                      5/31/16
--------------------------------------------------------------------------------
Net Assets (in Millions)                 $114.6                   $106.7 Million
Net Asset Value Per Share                $9.83                        $10.00

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/16
--------------------------------------------------------------------------------
    5/31/16-11/30/16*               1 YEAR              SINCE INCEPTION 8/07/15
      -0.68%                         1.20%                       1.29%

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
     1 YEAR                                             SINCE INCEPTION 8/07/15
      1.30%                                                      1.06%

--------------------------------------------------------------------------------
30-DAY SEC YIELD** AS OF 11/30/16                 EXPENSE RATIO AS OF 5/31/16***
--------------------------------------------------------------------------------
            2.16%                                                0.44%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                   o 12-MONTH DIVIDEND YIELD COMPARISON o

                [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                            USAA GOVERNMENT               LIPPER INTERMEDIATE
                            SECURITIES FUND                 U.S. GOVERNMENT
                             INSTITUTIONAL                    FUNDS INDEX
                                SHARES                          AVERAGE
11/30/16                         2.14%                            1.49%

                                 [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for the period ending 11/30/16.

The Lipper Intermediate U.S. Government Funds Index Average is an average performance level of all intermediate U.S. government funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

10  | USAA GOVERNMENT SECURITIES FUND

================================================================================

                    o CUMULATIVE PERFORMANCE COMPARISON o

                [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                               BLOOMBERG BARCLAYS
                              USAA GOVERNMENT                    U.S. AGGREGATE
                              SECURITIES FUND                GOVERNMENT INTERMEDIATE            LIPPER INTERMEDIATE
                               INSTITUTIONAL                   & MORTGAGE-BACKED                  U.S. GOVERNMENT
                                  SHARES                        SECURITIES INDEX                    FUNDS INDEX
07/31/15                        $10,000.00                        $10,000.00                        $10,000.00
08/31/15                         10,024.00                         10,006.84                          9,995.16
09/30/15                         10,083.00                         10,074.12                         10,065.92
10/31/15                         10,062.00                         10,059.71                         10,044.16
11/30/15                         10,049.00                         10,035.49                         10,014.97
12/31/15                         10,019.00                         10,023.66                          9,988.81
01/31/16                         10,146.00                         10,169.42                         10,158.33
02/29/16                         10,195.00                         10,214.05                         10,218.49
03/31/16                         10,224.00                         10,238.35                         10,251.94
04/30/16                         10,232.00                         10,244.40                         10,250.02
05/31/16                         10,239.00                         10,242.56                         10,242.99
06/30/16                         10,349.00                         10,359.21                         10,408.31
07/31/16                         10,367.00                         10,371.01                         10,428.50
08/31/16                         10,343.00                         10,351.24                         10,387.97
09/30/16                         10,373.00                         10,373.90                         10,408.82
10/31/16                         10,327.00                         10,334.58                         10,341.45
11/30/16                         10,169.00                         10,159.35                         10,124.20

                                 [END CHART]

                    Data from 7/31/15 through 11/30/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Government Securities Fund Institutional Shares to the Fund's benchmarks listed above (see page 8 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Intermediate U.S. Government Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the Lipper Intermediate U.S. Government Funds Index and Bloomberg Barclays U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index is calculated from the end of the month, July 31, 2015, while the inception date of the Institutional Shares is August 7, 2015. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

USAA GOVERNMENT SECURITIES FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UAGNX)

--------------------------------------------------------------------------------
                                           11/30/16                   5/31/16
--------------------------------------------------------------------------------
Net Assets (in Millions)                 $5.1 Million              $5.1 Million
Net Asset Value Per Share                   $9.83                      $10.00

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/16
--------------------------------------------------------------------------------
    5/31/16-11/30/16*        1 YEAR       5 YEARS       SINCE INCEPTION 8/01/10
         -0.85%               0.97%        1.10%                1.66%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
      1 YEAR                   5 YEARS                  SINCE INCEPTION 8/01/10
       1.06%                    0.95%                            1.60%

--------------------------------------------------------------------------------
                           30-DAY SEC YIELD** AS OF 11/30/16
--------------------------------------------------------------------------------
    UNSUBSIDIZED               1.61%                SUBSIDIZED           1.81%

--------------------------------------------------------------------------------
                        EXPENSE RATIOS AS OF 5/31/16***
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT       0.95%            AFTER REIMBURSEMENT      0.75%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through November 30, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.75% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after November 30, 2017. If the total annual operating expense ratio of the Adviser Shares is lower than 0.75%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

12  | USAA GOVERNMENT SECURITIES FUND

================================================================================

                   o 12-MONTH DIVIDEND YIELD COMPARISON o

                [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                                              LIPPER INTERMEDIATE
                              USAA GOVERNMENT                   U.S. GOVERNMENT
                              SECURITIES FUND                     FUNDS INDEX
                              ADVISER SHARES                        AVERAGE
11/30/11                           3.00%                             2.17%
11/30/12                           2.49%                             1.82%
11/30/13                           2.30%                             1.52%
11/30/14                           2.38%                             1.71%
11/30/15                           2.16%                             1.37%
11/30/16                           1.80%                             1.49%

                                 [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 11/30/11 through 11/30/16.

The Lipper Intermediate U.S. Government Funds Index Average is an average performance level of all intermediate U.S. government funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                    o CUMULATIVE PERFORMANCE COMPARISON o

                [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                     BLOOMBERG BARCLAYS
                                                       U.S. AGGREGATE
                                                         GOVERNMENT
                        LIPPER INTERMEDIATE             INTERMEDIATE              USAA GOVERNMENT
                          U.S. GOVERNMENT            & MORTGAGE-BACKED            SECURITIES FUND
                            FUNDS INDEX               SECURITIES INDEX            ADVISER SHARES
07/31/10                    $10,000.00                   $10,000.00                 $10,000.00
08/31/10                     10,152.86                    10,063.69                  10,006.00
09/30/10                     10,172.02                    10,059.17                   9,975.00
10/31/10                     10,203.06                    10,125.65                  10,060.00
11/30/10                     10,137.50                    10,085.86                  10,057.00
12/31/10                      9,980.93                     9,988.44                  10,007.00
01/31/11                      9,985.59                    10,005.82                  10,011.00
02/28/11                      9,986.75                    10,005.94                  10,049.00
03/31/11                      9,992.27                    10,017.22                  10,056.00
04/30/11                     10,107.52                    10,121.45                  10,153.00
05/31/11                     10,247.41                    10,234.18                  10,258.00
06/30/11                     10,221.22                    10,235.32                  10,275.00
07/31/11                     10,379.94                    10,349.44                  10,350.00
08/31/11                     10,588.26                    10,497.72                  10,466.00
09/30/11                     10,687.40                    10,520.05                  10,452.00
10/31/11                     10,649.21                    10,510.47                  10,474.00
11/30/11                     10,678.07                    10,537.62                  10,507.00
12/31/11                     10,774.29                    10,602.09                  10,562.00
01/31/12                     10,848.61                    10,651.16                  10,562.00
02/29/12                     10,810.73                    10,631.91                  10,565.00
03/31/12                     10,747.02                    10,609.13                  10,576.00
04/30/12                     10,878.91                    10,692.45                  10,628.00
05/31/12                     11,001.98                    10,746.43                  10,652.00
06/30/12                     10,985.83                    10,744.72                  10,644.00
07/31/12                     11,091.78                    10,818.72                  10,716.00
08/31/12                     11,103.25                    10,827.06                  10,730.00
09/30/12                     11,105.42                    10,836.50                  10,748.00
10/31/12                     11,092.71                    10,818.90                  10,707.00
11/30/12                     11,128.71                    10,832.11                  10,708.00
12/31/12                     11,095.41                    10,828.19                  10,716.00
01/31/13                     11,029.28                    10,781.13                  10,672.00
02/28/13                     11,082.23                    10,821.91                  10,702.00
03/31/13                     11,086.95                    10,834.51                  10,691.00
04/30/13                     11,159.49                    10,886.60                  10,721.00
05/31/13                     10,982.88                    10,751.25                  10,553.00
06/30/13                     10,827.55                    10,657.30                  10,467.00
07/31/13                     10,822.36                    10,659.85                  10,424.00
08/31/13                     10,764.08                    10,619.93                  10,403.00
09/30/13                     10,861.81                    10,729.96                  10,497.00
10/31/13                     10,916.56                    10,784.94                  10,549.00
11/30/13                     10,891.98                    10,752.11                  10,539.00
12/31/13                     10,805.79                    10,685.12                  10,475.00
01/31/14                     10,948.25                    10,809.09                  10,614.00
02/28/14                     10,978.25                    10,838.30                  10,658.00
03/31/14                     10,946.86                    10,799.32                  10,605.00
04/30/14                     11,009.52                    10,866.17                  10,671.00
05/31/14                     11,093.49                    10,965.04                  10,745.00
06/30/14                     11,094.55                    10,970.74                  10,754.00
07/31/14                     11,068.71                    10,926.02                  10,720.00
08/31/14                     11,143.63                    11,009.21                  10,794.00
09/30/14                     11,107.01                    10,980.78                  10,782.00
10/31/14                     11,179.27                    11,071.22                  10,848.00
11/30/14                     11,247.89                    11,134.67                  10,890.00
12/31/14                     11,246.66                    11,126.91                  10,878.00
01/31/15                     11,458.14                    11,266.15                  10,986.00
02/28/15                     11,341.68                    11,205.08                  10,974.00
03/31/15                     11,402.13                    11,256.17                  11,026.00
04/30/15                     11,381.09                    11,252.74                  11,013.00
05/31/15                     11,360.36                    11,254.69                  11,022.00
06/30/15                     11,277.76                    11,191.84                  10,954.00
07/31/15                     11,350.35                    11,248.40                  10,975.00
08/31/15                     11,344.85                    11,256.10                  10,982.00
09/30/15                     11,425.17                    11,331.77                  11,044.00
10/31/15                     11,400.47                    11,315.57                  11,019.00
11/30/15                     11,367.34                    11,288.33                  10,991.00
12/31/15                     11,337.65                    11,275.02                  10,955.00
01/31/16                     11,530.06                    11,438.97                  11,093.00
02/29/16                     11,598.33                    11,489.17                  11,143.00
03/31/16                     11,636.30                    11,516.51                  11,172.00
04/30/16                     11,634.12                    11,523.32                  11,189.00
05/31/16                     11,626.15                    11,521.24                  11,193.00
06/30/16                     11,813.79                    11,652.46                  11,299.00
07/31/16                     11,836.71                    11,665.73                  11,315.00
08/31/16                     11,790.71                    11,643.49                  11,297.00
09/30/16                     11,814.37                    11,668.98                  11,315.00
10/31/16                     11,737.91                    11,624.75                  11,262.00
11/30/16                     11,491.32                    11,427.65                  11,098.00

                                 [END CHART]

                    Data from 7/31/10 through 11/30/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Government Securities Fund Adviser Shares to the Fund's benchmarks listed above (see page 8 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Intermediate U.S. Government Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the Lipper Intermediate U.S. Government Funds Index and Bloomberg Barclays U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

14  | USAA GOVERNMENT SECURITIES FUND

================================================================================

                        o ASSET ALLOCATION - 11/30/16 o

                         [PIE CHART OF ASSET ALLOCATION]

COMMERCIAL MORTGAGE-BACKED SECURITIES                                   34.3%
30-YEAR FIXED-RATE SINGLE-FAMILY MORTGAGES*                             30.5%
U.S. TREASURY SECURITIES - NOTES                                        14.9%
COLLATERALIZED MORTGAGE OBLIGATIONS                                      5.1%
MUNICIPAL BONDS                                                          4.1%
ASSET-BACKED SECURITIES                                                  3.5%
15-YEAR FIXED-RATE SINGLE-FAMILY MORTGAGES*                              3.4%
OTHER U.S. GOVERNMENT SECURITIES                                         3.2%
MONEY MARKET INSTRUMENTS                                                 0.5%
10-YEAR FIXED-RATE SINGLE-FAMILY MORTGAGES*                              0.4%

                                   [END CHART]

*Combined in the Portfolio of Investments under Mortgage-Backed Pass-Through Securities, Single-Family.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 16-22.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

PORTFOLIO OF INVESTMENTS

November 30, 2016 (unaudited)

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                                    COUPON                       VALUE
(000)         SECURITY                                                                     RATE      MATURITY          (000)
----------------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCY ISSUES (76.9%)(a)

              MORTGAGE-BACKED PASS-THROUGH SECURITIES, SINGLE-FAMILY (34.3%)
$         1   Fannie Mae(+)                                                                6.00%     2/01/2017      $      1
      2,092   Fannie Mae(+)                                                                3.50      5/01/2021         2,181
      3,784   Fannie Mae(+)                                                                3.00      2/01/2027         3,896
      6,297   Fannie Mae(+)                                                                3.00      2/01/2027         6,483
        902   Fannie Mae(+)                                                                5.00     12/01/2035           988
        418   Fannie Mae(+)                                                                5.50     11/01/2037           469
        730   Fannie Mae(+)                                                                6.00      5/01/2038           830
      2,862   Fannie Mae(+)                                                                4.00      8/01/2039         3,016
      4,724   Fannie Mae(+)                                                                3.50      1/01/2042         4,855
      7,503   Fannie Mae(+)                                                                3.50      5/01/2042         7,711
        153   Freddie Mac(+)                                                               5.00      1/01/2021           163
        892   Freddie Mac(+)                                                               5.50     12/01/2035         1,010
      2,242   Freddie Mac(+)                                                               4.00      9/01/2040         2,364
      7,445   Freddie Mac(+)                                                               3.50      5/01/2042         7,673
      6,041   Freddie Mac(+)                                                               3.00      6/01/2042         6,033
          1   Government National Mortgage Assn. I                                         6.00     12/15/2016             1
        222   Government National Mortgage Assn. I                                         5.50     12/15/2018           227
         13   Government National Mortgage Assn. I                                         8.50      6/15/2021            13
         13   Government National Mortgage Assn. I                                         9.00      7/15/2021            13
          6   Government National Mortgage Assn. I                                         8.50      7/15/2022             6
        476   Government National Mortgage Assn. I                                         6.00      8/15/2022           510
         45   Government National Mortgage Assn. I                                         8.00      6/15/2023            50
        886   Government National Mortgage Assn. I                                         4.50      5/15/2024           951
      1,001   Government National Mortgage Assn. I                                         4.50      9/15/2024         1,076
        892   Government National Mortgage Assn. I                                         4.50      9/15/2024           923
        838   Government National Mortgage Assn. I                                         4.50     10/15/2024           895
        828   Government National Mortgage Assn. I                                         4.50     10/15/2024           889
         54   Government National Mortgage Assn. I                                         7.00      4/15/2027            55
        193   Government National Mortgage Assn. I                                         7.00      5/15/2027           224
        125   Government National Mortgage Assn. I                                         8.00      5/15/2027           135
        103   Government National Mortgage Assn. I                                         7.50      2/15/2028           120
        407   Government National Mortgage Assn. I                                         6.00      4/15/2028           475
        107   Government National Mortgage Assn. I                                         6.50      5/15/2028           123
         51   Government National Mortgage Assn. I                                         6.50      5/15/2028            58

================================================================================

16  | USAA GOVERNMENT SECURITIES FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                                    COUPON                       VALUE
(000)         SECURITY                                                                     RATE       MATURITY         (000)
----------------------------------------------------------------------------------------------------------------------------
$        10   Government National Mortgage Assn. I                                         6.75%     5/15/2028      $     11
         47   Government National Mortgage Assn. I                                         7.00      6/15/2028            48
         93   Government National Mortgage Assn. I                                         6.50      7/15/2028           107
         15   Government National Mortgage Assn. I                                         7.00      7/15/2028            16
         38   Government National Mortgage Assn. I                                         7.00      8/15/2028            43
         51   Government National Mortgage Assn. I                                         7.00      8/15/2028            56
         53   Government National Mortgage Assn. I                                         6.50      9/15/2028            60
         87   Government National Mortgage Assn. I                                         7.00      9/15/2028            95
         73   Government National Mortgage Assn. I                                         6.00     11/15/2028            83
        182   Government National Mortgage Assn. I                                         6.50     11/15/2028           208
         12   Government National Mortgage Assn. I                                         6.50      1/15/2029            13
         30   Government National Mortgage Assn. I                                         6.50      1/15/2029            35
        178   Government National Mortgage Assn. I                                         6.00      2/15/2029           203
         23   Government National Mortgage Assn. I                                         7.50      3/15/2029            27
         44   Government National Mortgage Assn. I                                         7.50      4/15/2029            48
        389   Government National Mortgage Assn. I                                         7.00      5/15/2029           437
        440   Government National Mortgage Assn. I                                         7.00      6/15/2029           494
        220   Government National Mortgage Assn. I                                         6.00      7/15/2029           257
         99   Government National Mortgage Assn. I                                         7.50     10/15/2029           110
         21   Government National Mortgage Assn. I                                         7.50     10/15/2029            22
         79   Government National Mortgage Assn. I                                         8.00      7/15/2030            85
         25   Government National Mortgage Assn. I                                         8.00      9/15/2030            29
         14   Government National Mortgage Assn. I                                         7.50     12/15/2030            15
         30   Government National Mortgage Assn. I                                         7.50      1/15/2031            34
        251   Government National Mortgage Assn. I                                         6.50      3/15/2031           287
         40   Government National Mortgage Assn. I                                         7.00      8/15/2031            41
         93   Government National Mortgage Assn. I                                         7.00      9/15/2031           111
        392   Government National Mortgage Assn. I                                         6.50     10/15/2031           449
         91   Government National Mortgage Assn. I                                         7.00     10/15/2031           101
         35   Government National Mortgage Assn. I                                         7.50     11/15/2031            39
        205   Government National Mortgage Assn. I                                         6.50      1/15/2032           234
        302   Government National Mortgage Assn. I                                         6.00      5/15/2032           346
         30   Government National Mortgage Assn. I                                         7.00      6/15/2032            32
        176   Government National Mortgage Assn. I                                         7.00      7/15/2032           196
        358   Government National Mortgage Assn. I                                         6.50      8/15/2032           409
      1,120   Government National Mortgage Assn. I                                         6.50      9/15/2032         1,307
      1,055   Government National Mortgage Assn. I                                         6.00      1/15/2033         1,232
        445   Government National Mortgage Assn. I                                         6.00      2/15/2033           520
        294   Government National Mortgage Assn. I                                         6.00      7/15/2033           341
        367   Government National Mortgage Assn. I                                         6.00      9/15/2033           429
      3,088   Government National Mortgage Assn. I                                         5.50     10/15/2033         3,502
      1,355   Government National Mortgage Assn. I                                         5.50     12/15/2033         1,530
        596   Government National Mortgage Assn. I                                         5.50      7/15/2034           674

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                                    COUPON                       VALUE
(000)         SECURITY                                                                     RATE      MATURITY          (000)
----------------------------------------------------------------------------------------------------------------------------
$     1,526   Government National Mortgage Assn. I                                         5.50%    10/15/2035      $  1,747
        434   Government National Mortgage Assn. I                                         6.00      3/15/2037           503
        293   Government National Mortgage Assn. I                                         6.00      9/15/2037           340
        925   Government National Mortgage Assn. I                                         5.50      3/15/2038         1,040
      1,682   Government National Mortgage Assn. I                                         5.50      4/15/2038         1,914
        668   Government National Mortgage Assn. I                                         6.00      5/15/2038           783
        681   Government National Mortgage Assn. I                                         6.00      5/15/2038           797
        478   Government National Mortgage Assn. I                                         6.00      9/15/2038           546
        638   Government National Mortgage Assn. I                                         6.00     10/15/2038           730
        775   Government National Mortgage Assn. I                                         6.00     12/15/2038           886
        676   Government National Mortgage Assn. I                                         5.00      2/15/2039           754
      3,478   Government National Mortgage Assn. I                                         5.50      6/15/2039         3,912
      5,363   Government National Mortgage Assn. I                                         4.50      9/15/2039         5,884
      3,624   Government National Mortgage Assn. I                                         4.50     11/15/2039         3,987
      5,380   Government National Mortgage Assn. I                                         4.50     12/15/2039         5,935
     16,923   Government National Mortgage Assn. I                                         4.50      2/15/2040        18,665
      3,503   Government National Mortgage Assn. I                                         4.50      3/15/2040         3,827
      2,432   Government National Mortgage Assn. I                                         4.50      6/15/2040         2,648
      1,552   Government National Mortgage Assn. I                                         4.00      7/15/2040         1,651
      3,440   Government National Mortgage Assn. I                                         4.50      7/15/2040         3,746
      1,639   Government National Mortgage Assn. I                                         4.00      8/15/2040         1,741
      4,059   Government National Mortgage Assn. I                                         4.00      9/15/2040         4,312
      3,669   Government National Mortgage Assn. I                                         4.50      1/15/2041         4,007
         14   Government National Mortgage Assn. II                                        8.00     12/20/2022            15
      2,223   Government National Mortgage Assn. II                                        4.50      4/20/2024         2,390
        342   Government National Mortgage Assn. II                                        8.00      8/20/2030           423
        329   Government National Mortgage Assn. II                                        7.00      9/20/2030           378
        195   Government National Mortgage Assn. II                                        6.00      3/20/2031           223
         69   Government National Mortgage Assn. II                                        7.50      4/20/2031            84
        111   Government National Mortgage Assn. II                                        6.50      5/20/2031           130
         86   Government National Mortgage Assn. II                                        6.50      7/20/2031           101
        228   Government National Mortgage Assn. II                                        6.50      8/20/2031           264
        339   Government National Mortgage Assn. II                                        6.50      4/20/2032           395
        317   Government National Mortgage Assn. II                                        6.50      6/20/2032           362
        498   Government National Mortgage Assn. II                                        6.00      8/20/2032           580
        443   Government National Mortgage Assn. II                                        6.00      9/20/2032           518
        430   Government National Mortgage Assn. II                                        5.50      4/20/2033           486
      1,513   Government National Mortgage Assn. II                                        5.00      5/20/2033         1,693
      1,871   Government National Mortgage Assn. II                                        5.00      7/20/2033         2,093
        451   Government National Mortgage Assn. II                                        6.00     10/20/2033           526
        455   Government National Mortgage Assn. II                                        6.00     12/20/2033           501
      1,455   Government National Mortgage Assn. II                                        6.00      2/20/2034         1,699
      1,420   Government National Mortgage Assn. II                                        5.50      3/20/2034         1,636

================================================================================

18  | USAA GOVERNMENT SECURITIES FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                                    COUPON                       VALUE
(000)         SECURITY                                                                     RATE       MATURITY         (000)
----------------------------------------------------------------------------------------------------------------------------
$     1,394   Government National Mortgage Assn. II                                        6.00%     3/20/2034      $  1,630
      1,123   Government National Mortgage Assn. II                                        5.00      6/20/2034         1,256
      1,023   Government National Mortgage Assn. II                                        6.50      8/20/2034         1,210
        883   Government National Mortgage Assn. II                                        6.00      9/20/2034         1,020
      2,503   Government National Mortgage Assn. II                                        6.00     10/20/2034         2,923
        236   Government National Mortgage Assn. II                                        6.00     11/20/2034           253
      5,183   Government National Mortgage Assn. II                                        5.50      2/20/2035         5,847
      4,545   Government National Mortgage Assn. II                                        5.50      4/20/2035         5,136
      2,180   Government National Mortgage Assn. II                                        5.50      7/20/2035         2,460
      2,800   Government National Mortgage Assn. II                                        5.00      9/20/2035         3,130
        905   Government National Mortgage Assn. II                                        6.00      5/20/2036         1,030
      1,014   Government National Mortgage Assn. II                                        5.50      1/20/2037         1,129
        689   Government National Mortgage Assn. II                                        5.00      2/20/2037           745
      3,308   Government National Mortgage Assn. II                                        4.00     11/20/2040         3,544
                                                                                                                    --------
                                                                                                                     184,898
                                                                                                                    --------
              COLLATERALIZED MORTGAGE OBLIGATIONS (5.1%)
      5,988   Fannie Mae(+)                                                                1.50      7/25/2027         5,829
      2,632   Fannie Mae(+)                                                                1.38      9/25/2027         2,544
      2,387   Fannie Mae(+)                                                                1.50      9/25/2027         2,295
      2,395   Fannie Mae(+)                                                                1.50      9/25/2027         2,318
      2,571   Fannie Mae(+)                                                                1.50     10/25/2027         2,471
         24   Fannie Mae(+)                                                                5.00     11/25/2032            24
      2,211   Fannie Mae(+)                                                                0.88(b)   4/25/2035         2,204
      2,347   Fannie Mae(+)                                                                0.88(b)   8/25/2037         2,339
      3,600   Freddie Mac(+)                                                               2.00      9/15/2026         3,609
      1,476   Freddie Mac(+)                                                               0.84(b)   3/15/2036         1,470
      2,365   Freddie Mac(+)                                                               1.09(b)  10/15/2041         2,394
                                                                                                                    --------
                                                                                                                      27,497
                                                                                                                    --------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (34.3%)
      8,444   Fannie Mae(+)                                                                2.01      7/01/2019         8,498
      2,011   Fannie Mae(+)                                                                2.05      7/01/2019         2,026
      3,000   Fannie Mae(+)                                                                1.65      9/25/2019         3,002
      7,686   Fannie Mae(+)                                                                1.50      1/01/2020         7,616
     10,077   Fannie Mae(+)                                                                1.58      1/01/2020        10,010
     10,000   Fannie Mae(+)                                                                2.63      9/01/2021        10,209
     21,696   Fannie Mae(+)                                                                2.42     11/01/2022        21,815
      8,265   Fannie Mae(+)                                                                2.50      4/01/2023         8,276
      2,151   Fannie Mae(+)                                                                2.54      5/01/2023         2,160
      5,000   Fannie Mae(+)                                                                2.16     10/25/2023         4,923
      2,356   Fannie Mae(+)                                                                2.80      6/25/2025         2,349
      3,000   Freddie Mac(+)                                                               4.08     11/25/2020         3,235
      8,500   Freddie Mac(+)                                                               2.22     12/25/2018         8,626

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                                    COUPON                       VALUE
(000)         SECURITY                                                                     RATE      MATURITY          (000)
----------------------------------------------------------------------------------------------------------------------------
$     5,000   Freddie Mac(+)                                                               2.86%     1/25/2021      $  5,178
      2,250   Freddie Mac(+)                                                               2.27      3/25/2022         2,258
      3,928   Freddie Mac(+)                                                               1.69      4/25/2022         3,919
      4,000   Freddie Mac(+)                                                               2.72      6/25/2022         4,103
      3,000   Freddie Mac(+)                                                               2.36      7/25/2022         3,018
     10,000   Freddie Mac(+)                                                               2.31      8/25/2022        10,023
      5,000   Freddie Mac(+)                                                               2.51     11/25/2022         5,057
      5,000   Freddie Mac(+)                                                               2.64      1/25/2023         5,090
      3,000   Freddie Mac(+)                                                               3.32      2/25/2023         3,165
      3,000   Freddie Mac(+)                                                               2.41      3/25/2023         3,018
      3,000   Freddie Mac(+)                                                               3.39      3/25/2024         3,169
      4,063   Freddie Mac(+)                                                               2.60      1/25/2025         4,134
      3,000   Freddie Mac(+)                                                               3.02      1/25/2025         3,082
     10,000   Freddie Mac(+)                                                               3.28      6/25/2025        10,443
      4,971   Freddie Mac(+)                                                               2.20      7/25/2025         4,873
      4,000   Freddie Mac(+)                                                               3.01      7/25/2025         4,094
      3,000   Freddie Mac(+)                                                               2.85      3/25/2026         3,016
      5,000   Freddie Mac(+)                                                               2.53      5/25/2026         4,901
      4,500   Freddie Mac(+)                                                               3.12      9/25/2026         4,613
      5,000   Freddie Mac(+)                                                               2.65      9/25/2049         4,942
                                                                                                                    --------
                                                                                                                     184,841
                                                                                                                    --------
              OTHER U.S. GOVERNMENT SECURITIES (3.2%)
     18,000   Fannie Mae(+)                                                                2.13      4/24/2026        17,142
                                                                                                                    --------
              Total U.S. Government Agency Issues (cost: $403,147)                                                   414,378
                                                                                                                    --------
              ASSET-BACKED SECURITIES (3.5%)

              ASSET-BACKED FINANCING (3.5%)
      3,550   Navient Student Loan Trust                                                   1.09(b)   6/25/2031         3,423
      2,000   Navient Student Loan Trust(c)                                                1.58(b)   6/25/2065         2,013
      3,000   Navient Student Loan Trust(c)                                                1.27(b)   3/25/2066         3,008
      4,651   Nelnet Student Loan Trust                                                    1.11(b)   6/25/2041         3,841
      1,917   SLM Student Loan Trust                                                       0.99(b)  10/27/2025         1,893
      5,000   SLM Student Loan Trust                                                       1.23(b)   6/25/2055         4,963
                                                                                                                    --------
                                                                                                                      19,141
                                                                                                                    --------
              Total Asset-Backed Securities (cost: $19,483)                                                           19,141
                                                                                                                    --------
              U.S. TREASURY SECURITIES (14.9%)

              NOTES (14.9%)
     10,000   1.88%, 8/31/2017                                                                                        10,081
      7,000   0.88%, 1/31/2018                                                                                         6,995
      5,000   1.00%, 5/15/2018                                                                                         4,999
     10,000   1.00%, 9/15/2018                                                                                         9,983

================================================================================

20  | USAA GOVERNMENT SECURITIES FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                                    COUPON                       VALUE
(000)         SECURITY                                                                     RATE      MATURITY          (000)
----------------------------------------------------------------------------------------------------------------------------
$     7,000   0.75%, 9/30/2018                                                                                      $  6,955
      4,000   1.00%, 3/15/2019                                                                                         3,983
      6,000   0.88%, 4/15/2019                                                                                         5,952
      7,000   1.38%, 5/31/2021                                                                                         6,875
      3,000   2.12%, 6/30/2021                                                                                         3,040
      3,000   2.00%, 2/15/2022                                                                                         3,011
      5,000   2.12%, 11/30/2023                                                                                        4,982
      5,000   2.25%, 11/15/2024                                                                                        4,984
      4,000   2.00%, 2/15/2025                                                                                         3,906
      4,500   2.13%, 5/15/2025                                                                                         4,428
                                                                                                                    --------
                                                                                                                      80,174
                                                                                                                    --------
              Total U.S. Treasury Securities (cost: $80,708)                                                          80,174
                                                                                                                    --------
              MUNICIPAL BONDS (4.1%)

              AIRPORT/PORT (0.9%)
      5,000   Port Auth. of New York & New Jersey                                          2.53%    10/15/2020         5,061
                                                                                                                    --------
              GENERAL OBLIGATION (3.2%)
      5,000   State of California                                                          1.75     11/01/2017         5,029
      5,000   State of Connecticut                                                         2.92      8/01/2023         5,045
      3,000   State of Texas                                                               2.83     10/01/2025         2,960
      4,000   State of Texas                                                               3.01     10/01/2026         3,946
                                                                                                                    --------
                                                                                                                      16,980
                                                                                                                    --------
              Total Municipal Bonds (cost: $22,002)                                                                   22,041
                                                                                                                    --------
              MONEY MARKET INSTRUMENTS (0.5%)

              REPURCHASE AGREEMENTS (0.5%)
      2,488   Credit Agricole Corp. Inv. Bank, 0.27%, acquired
                11/30/2016 and due on 12/01/2016 at $2,488
                (collateralized by $2,479 of U.S. Treasury, 2.50%(d),
                due 5/15/2024; market value $2,538) (cost: $2,488)                                                     2,488
                                                                                                                    --------

              TOTAL INVESTMENTS (COST: $527,828)                                                                    $538,222
                                                                                                                    ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-----------------------------------------------------------------------------------------------------
($ IN 000s)                                 VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------
ASSETS                                     LEVEL 1            LEVEL 2         LEVEL 3           TOTAL
-----------------------------------------------------------------------------------------------------
U.S. Government Agency Issues              $     -           $414,378              $-        $414,378
Asset-Backed Securities                          -             19,141               -          19,141
U.S. Treasury Securities                    80,174                  -               -          80,174
Municipal Bonds                                  -             22,041               -          22,041

Money Market Instruments:
  Repurchase Agreements                          -              2,488               -           2,488
-----------------------------------------------------------------------------------------------------
Total                                      $80,174           $458,048              $-        $538,222
-----------------------------------------------------------------------------------------------------

For the period of June 1, 2016, through November 30, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

22  | USAA GOVERNMENT SECURITIES FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   CATEGORIES AND DEFINITIONS

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities, but such maturities can be difficult to predict because of the effect of prepayments.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  23

================================================================================

    loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

o   SPECIFIC NOTES

    (a) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Freddie Mac (Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or
        FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (b) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at November 30, 2016.

================================================================================

24  | USAA GOVERNMENT SECURITIES FUND

================================================================================

    (c) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (d) Rates for U.S. Treasury notes or bonds represent the stated coupon payment rate at time of issuance.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  25

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $527,828)                  $538,222
   Receivables:
      Capital shares sold                                                              174
      USAA Asset Management Company (Note 6C)                                            1
      Interest                                                                       1,417
                                                                                  --------
           Total assets                                                            539,814
                                                                                  --------
LIABILITIES
   Payables:
      Capital shares redeemed                                                          528
      Dividends on capital shares                                                       75
   Accrued management fees                                                              71
   Accrued transfer agent's fees                                                        11
   Other accrued expenses and payables                                                 103
                                                                                  --------
           Total liabilities                                                           788
                                                                                  --------
               Net assets applicable to capital shares outstanding                $539,026
                                                                                  ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                $530,259
   Overdistribution of net investment income                                           (16)
   Accumulated net realized loss on investments                                     (1,611)
   Net unrealized appreciation of investments                                       10,394
                                                                                  --------
               Net assets applicable to capital shares outstanding                $539,026
                                                                                  ========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $419,352/42,668 capital shares
           outstanding, no par value)                                             $   9.83
                                                                                  ========
      Institutional Shares (net assets of $114,557/11,654 capital shares
           outstanding, no par value)                                             $   9.83
                                                                                  ========
      Adviser Shares (net assets of $5,117/521 capital shares outstanding,
           no par value)                                                          $   9.83
                                                                                  ========

See accompanying notes to financial statements.

================================================================================

26  | USAA GOVERNMENT SECURITIES FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                 $ 6,716
                                                                                   -------
EXPENSES
   Management fees                                                                     359
   Administration and servicing fees:
       Fund Shares                                                                     325
       Institutional Shares                                                             55
       Adviser Shares                                                                    4
   Transfer agent's fees:
       Fund Shares                                                                     267
       Institutional Shares                                                             55
   Distribution and service fees (Note 6E):
       Adviser Shares                                                                    6
   Custody and accounting fees:
       Fund Shares                                                                      51
       Institutional Shares                                                             20
       Adviser Shares                                                                    1
   Postage:
       Fund Shares                                                                      16
   Shareholder reporting fees:
       Fund Shares                                                                      15
   Trustees' fees                                                                       15
   Registration fees:
       Fund Shares                                                                      18
       Institutional Shares                                                             10
       Adviser Shares                                                                    9
   Professional fees                                                                    48
   Other                                                                                 7
                                                                                   -------
           Total expenses                                                            1,281
   Expenses reimbursed:
       Adviser Shares                                                                   (4)
                                                                                   -------
           Net expenses                                                              1,277
                                                                                   -------
NET INVESTMENT INCOME                                                                5,439
                                                                                   -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain                                                                     3
   Change in net unrealized appreciation/(depreciation)                             (9,520)
                                                                                   -------
           Net realized and unrealized loss                                         (9,517)
                                                                                   -------
   Decrease in net assets resulting from operations                                $(4,078)
                                                                                   =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  27

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 2016 (unaudited), and year ended
May 31, 2016

--------------------------------------------------------------------------------------------------------
                                                                       11/30/2016              5/31/2016
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                 $  5,439               $ 10,945
   Net realized gain (loss) on investments                                      3                    (26)
   Change in net unrealized appreciation/(depreciation)
       of investments                                                      (9,520)                (1,458)
                                                                         -------------------------------
       Increase (decrease) in net assets resulting from operations         (4,078)                 9,461
                                                                         -------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                         (4,316)                (9,369)
       Institutional Shares*                                               (1,140)                (1,540)
       Adviser Shares                                                         (44)                   (98)
                                                                         -------------------------------
            Distributions to shareholders                                  (5,500)               (11,007)
                                                                         -------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                             (5,666)                (1,162)
   Institutional Shares*                                                    9,899                106,430
   Adviser Shares                                                             120                     (8)
                                                                         -------------------------------
       Total net increase in net assets from capital
            share transactions                                              4,353                105,260
                                                                         -------------------------------
   Net increase (decrease) in net assets                                   (5,225)               103,714

NET ASSETS
   Beginning of period                                                    544,251                440,537
                                                                         -------------------------------
   End of period                                                         $539,026               $544,251
                                                                         ===============================
Undistributed (overdistribution of) net investment income:
   End of period                                                         $    (16)              $     45
                                                                         ===============================

*Institutional Shares commenced operations on August 7, 2015.

See accompanying notes to financial statements.

================================================================================

28  | USAA GOVERNMENT SECURITIES FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Government Securities Fund (the
Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide investors a high level of current income consistent with preservation of principal.

The Fund consists of three classes of shares: Government Securities Fund Shares (Fund Shares), Government Securities Fund Institutional Shares (Institutional Shares), and Government Securities Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services. Effective December 1, 2016, the Fund will offer a new class of shares, R6 Shares, which will be available for investment by participants in employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and to endowment funds and foundations.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

================================================================================

30  | USAA GOVERNMENT SECURITIES FUND

================================================================================

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    3.  Repurchase agreements are valued at cost.

    4. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

        broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost

================================================================================

32    | USAA GOVERNMENT SECURITIES FUND

================================================================================

    basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with commercial banks or recognized security dealers pursuant to the terms of a Master Repurchase Agreement. A repurchase agreement is an arrangement wherein the Fund purchases securities and the seller agrees to repurchase the securities at an agreed upon time and at an agreed upon price. The purchased securities are marked-to-market daily to ensure their value is equal to or in excess of the purchase price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Master Repurchase Agreements typically contain netting provisions, which provide for the net settlement of all transactions and collateral with the Fund through a single payment in the event of default or termination. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

    Investments in repurchase agreements as presented on the Portfolio of Investments are not net settlement amounts but gross. At November 30, 2016, the value of the related collateral exceeded the value of the repurchase agreements, reducing the net settlement amount to zero. Details on the collateral are included on the Portfolio of Investments.

F. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

G. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended November 30, 2016, there were no custodian and other bank credits.

H. REDEMPTION FEES - All share classes held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the six-month period ended November 30, 2016, the Adviser Shares did not charge any redemption fees.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates with other USAA Funds in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the

================================================================================

34  | USAA GOVERNMENT SECURITIES FUND

================================================================================

agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The USAA Funds are assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the six-month period ended November 30, 2016, the Fund paid CAPCO facility fees of $2,000, which represents 0.8% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended November 30, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined as of the Fund's tax year-end of May 31, 2017, in accordance with applicable federal tax law.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal income tax.

At May 31, 2016, the Fund had net capital loss carryforwards of $1,614,000, for federal income tax purposes, as shown in the table below. It is unlikely

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                                CAPITAL LOSS CARRYFORWARDS
                       ------------------------------------------
                                       TAX CHARACTER
                       ------------------------------------------
                       (NO EXPIRATION)                   BALANCE
                       ---------------                 ----------
                           Short-Term                  $1,533,000
                            Long-Term                      81,000
                                                       ----------
                                Total                  $1,614,000
                                                       ==========

For the six-month period ended November 30, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 2016, were $72,212,000 and $66,446,000, respectively.

As of November 30, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as their cost reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of November 30, 2016, were $14,889,000 and $4,495,000, respectively, resulting in net unrealized appreciation of $10,394,000.

(5) CAPITAL SHARE TRANSACTIONS

At November 30, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other

================================================================================

36  | USAA GOVERNMENT SECURITIES FUND

================================================================================

persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                          SIX-MONTH PERIOD ENDED              YEAR ENDED
                                             NOVEMBER 30, 2016               MAY 31, 2016
------------------------------------------------------------------------------------------------
                                           SHARES        AMOUNT         SHARES            AMOUNT
                                          ------------------------------------------------------
FUND SHARES:
Shares sold                                3,070        $ 30,786         7,079          $ 70,546
Shares issued from reinvested dividends      393           3,940           849             8,463
Shares redeemed                           (4,036)        (40,392)       (8,050)          (80,171)
                                          ------------------------------------------------------
Net decrease from capital
  share transactions                        (573)       $ (5,666)         (122)         $ (1,162)
                                          ======================================================
INSTITUTIONAL SHARES
(COMMENCED ON AUGUST 7, 2015):
Shares sold                                1,476        $ 14,803        11,176          $111,502
Shares issued from reinvested dividends      112           1,118           145             1,451
Shares redeemed                             (600)         (6,022)         (655)           (6,523)
                                          ------------------------------------------------------
Net increase from capital
  share transactions                         988        $  9,899        10,666          $106,430
                                          ======================================================
ADVISER SHARES:
Shares sold                                   14        $    144             4               $42
Shares issued from reinvested dividends        -**             2             -**               4
Shares redeemed*                              (2)            (26)           (5)              (54)
                                          ------------------------------------------------------
Net increase (decrease) from capital
  share transactions                          12        $    120            (1)         $     (8)
                                          ======================================================

* Net of redemption fees, if any.

** Represents less than 500 shares.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    the day-to-day investment of a portion of the Fund's assets. For the year ended May 31, 2016, the Fund had no subadviser(s).

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.125% of its average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Intermediate U.S. Government Funds Index. The Lipper Intermediate U.S. Government Funds Index measures the total return performance of funds tracked by Lipper that invest 65% of fund assets in securities issued or guaranteed by the U.S. government, its agency, or its instrumentalities, with dollar-weighted average maturities of five to ten years. For the Fund Shares and Adviser Shares, the performance period consists of the current month plus the previous 35 months. The performance period for the Institutional Shares includes the performance of the Fund Shares for periods prior to August 7, 2015. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE
RELATIVE TO INDEX                           ANNUAL ADJUSTMENT RATE
(IN BASIS POINTS)(1)                        (IN BASIS POINTS)(1)
------------------------------------------------------------------
+/- 20 to 50                                +/- 4
+/- 51 to 100                               +/- 5
+/- 101 and greater                         +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

================================================================================

38  | USAA GOVERNMENT SECURITIES FUND

================================================================================

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Intermediate U.S. Government Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the six-month period ended November 30, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $359,000, which included a performance adjustment for the Fund Shares, Institutional Shares, and Adviser Shares of $14,000, $2,000, and $(1,000), respectively. For the Fund Shares, Institutional Shares, and Adviser Shares, the performance adjustments were 0.01%, less than 0.01%, and (0.03)%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the six-month period ended November 30, 2016, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $325,000, $55,000, and $4,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended November 30, 2016, the Fund reimbursed the Manager $7,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through September 30, 2017, to limit the total annual operating expenses of the Adviser Shares to 0.75% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    September 30, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. Prior to October 1, 2016, the Institutional Shares' expense limitation was 0.45% of its average net assets. Effective October 1, 2016, the Manager terminated this agreement for the Institutional Shares. For the six-month period ended November 30, 2016, the Fund incurred reimbursable expenses from the Manager for the Adviser Shares of $4,000, of which $1,000 was receivable from the Manager while the Institutional Shares incurred no reimbursable expenses.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the six-month period ended November 30, 2016, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $267,000, $55,000, and less than $500, respectively.

E. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the six-month period ended November 30, 2016, the Adviser Shares incurred distribution and service (12b-1) fees of $6,000.

F. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and

================================================================================

40  | USAA GOVERNMENT SECURITIES FUND

================================================================================

    receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of November 30, 2016, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
---------------------------------------------------------------------------------
Cornerstone Conservative                                                2.4
Target Retirement Income                                                7.8
Target Retirement 2020                                                  8.0
Target Retirement 2030                                                  3.0

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At November 30, 2016, USAA and its affiliates owned 487,000 Adviser Shares, which represents 93.5% of the Adviser Shares outstanding, and 0.9% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) adopted final rules intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements. The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and related disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                              SIX-MONTH
                             PERIOD ENDED
                             NOVEMBER 30,                     YEAR ENDED MAY 31,
                             ----------------------------------------------------------------------
                                 2016           2016        2015         2014       2013       2012
                             ----------------------------------------------------------------------
Net asset value at
  beginning of period        $  10.00       $  10.04    $  10.02     $  10.08   $  10.40   $  10.30
                             ----------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income           .10            .22         .25          .28        .29        .33
  Net realized and
    unrealized gain (loss)       (.17)          (.04)        .03         (.06)      (.32)       .10
                             ----------------------------------------------------------------------
Total from investment
  operations                     (.07)           .18         .28          .22       (.03)       .43
                             ----------------------------------------------------------------------
Less distributions from:
  Net investment income          (.10)          (.22)       (.26)        (.28)      (.29)      (.33)
                             ----------------------------------------------------------------------
Net asset value at end
  of period                  $   9.83       $  10.00    $  10.04     $  10.02   $  10.08   $  10.40
                             ======================================================================
Total return (%)*                (.71)          1.80        2.78         2.20       (.36)      4.24
Net assets at end
  of period (000)            $419,352       $432,471    $435,421     $451,688   $553,495   $641,730
Ratios to average
  net assets:**
  Expenses (%)(a)                 .48(b)         .51         .51          .47        .41        .41
  Net investment income (%)      1.97(b)        2.17        2.52         2.78       2.77       3.19
Portfolio turnover (%)             12             14          15            0         24         20

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended November 30, 2016, average net assets were
    $432,518,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                    -              -           -         (.00%)(+)  (.00%)(+)  (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

42  | USAA GOVERNMENT SECURITIES FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                               SIX-MONTH
                                                              PERIOD ENDED            PERIOD ENDED
                                                              NOVEMBER 30,               MAY 31,
                                                              ------------------------------------
                                                                  2016                     2016***
                                                              ------------------------------------
Net asset value at beginning of period                         $ 10.00                 $   9.94
                                                              ---------------------------------
Income (loss) from investment operations:
  Net investment income                                            .10                      .18
  Net realized and unrealized gain (loss)                         (.17)                     .06
                                                              ---------------------------------
Total from investment operations                                  (.07)                     .24
                                                              ---------------------------------
Less distributions from:
  Net investment income                                           (.10)                    (.18)
                                                              ---------------------------------
Net asset value at end of period                              $   9.83                 $  10.00
                                                              =================================
Total return (%)*                                                 (.68)                    2.39
Net asset value at end of period (000)                        $114,557                 $106,692
Ratios to average net assets:**
  Expenses (%)(a)                                                  .41(b)                   .44
  Expenses, excluding reimbursements (%)(a)                        .41(b)                   .44
  Net investment income (%)                                       2.04                     2.16
Portfolio turnover (%)                                              12                        4

   * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualize.
  ** For the six-month period ended November 30, 2016, average net assets were
     $110,301,00.
 *** Institutional Shares commenced operations on August 7, 2015.
 (a) Annualized. The ratio is not necessarily indicative of 12 months of operation.
 (b) Prior to October 1, 2016, the Manager voluntarily agreed to reimburse the Institutional Shares for expenses in excess of 0.45% of their annual average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                              SIX-MONTH
                             PERIOD ENDED
                             NOVEMBER 30,                      YEAR ENDED MAY 31,
                             ------------------------------------------------------------------------------
                                 2016          2016          2015          2014          2013          2012
                             ------------------------------------------------------------------------------
Net asset value at
  beginning of period        $  10.00        $10.04        $10.01        $10.07        $10.40        $10.29
                             ------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income           .09           .19           .22           .24           .24           .28
  Net realized and
    unrealized gain (loss)       (.17)         (.04)          .04          (.06)         (.33)          .11
                             ------------------------------------------------------------------------------
Total from investment
  operations                     (.08)          .15           .26           .18          (.09)          .39
                             ------------------------------------------------------------------------------
Less distributions from:
  Net investment income          (.09)         (.19)         (.23)         (.24)         (.24)         (.28)
  Redemption fees added to
    beneficial interests            -             -           .00(a)          -             -             -
                             ------------------------------------------------------------------------------
Net asset value at
  end of period              $   9.83        $10.00        $10.04        $10.01        $10.07        $10.40
                             ==============================================================================
Total return (%)*                (.85)         1.55          2.58          1.83          (.94)         3.84
Net assets at
  end of period (000)        $  5,117        $5,088        $5,116        $5,162        $5,150        $5,099
Ratios to average
  net assets:**
  Expenses (%)(c)                 .75(d)        .75           .80(b)        .84           .90           .90
  Expenses, excluding
    reimbursements (%)(c)         .92(d)        .95          1.05           .84          1.06          1.15
 Net investment income (%)       1.70          1.93          2.22          2.41          2.28          2.71
Portfolio turnover (%)             12            14            15             0            24            20

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended November 30, 2016, average net assets were
    $5,161,000.
(a) Represents less than $0.01 per share.
(b) Prior to October 1, 2014, the Manager voluntarily agreed to reimburse the
    Adviser Shares for expenses in excess of 0.90% of their annual average net assets.
(c) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                    -             -             -          (.00%)(+)     (.00%)(+)     (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

44  | USAA GOVERNMENT SECURITIES FUND

================================================================================

EXPENSE EXAMPLE

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of June 1, 2016, through November 30, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

                                                           EXPENSE EXAMPLE |  45

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                         BEGINNING               ENDING              DURING PERIOD*
                                        ACCOUNT VALUE         ACCOUNT VALUE           JUNE 1, 2016 -
                                        JUNE 1, 2016        NOVEMBER 30, 2016       NOVEMBER 30, 2016
                                      -----------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00             $   992.90                  $2.40

Hypothetical
  (5% return before expenses)              1,000.00               1,022.66                   2.43

INSTITUTIONAL SHARES
Actual                                     1,000.00                 993.20                   2.05

Hypothetical
  (5% return before expenses)              1,000.00               1,023.01                   2.08

ADVISER SHARES
Actual                                     1,000.00                 991.50                   3.74

Hypothetical
  (5% return before expenses)              1,000.00               1,021.31                   3.80

*Expenses are equal to the annualized expense ratio of 0.48% for Fund Shares, 0.41% for Institutional Shares, and 0.75% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of - (0.71)% for Fund Shares, (0.68)% for Institutional Shares, and (0.85)% for Adviser Shares for the six-month period of June 1, 2016, through November 30, 2016.

================================================================================

46  | USAA GOVERNMENT SECURITIES FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT usaa.com                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on usaa.com select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]                                        [LOGO OF RECYCLE PAPER]
        USAA      We know what it means to serve.(R)               10%

   =============================================================================
   23414-0117                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                [GRAPHIC OF USAA TREASURY MONEY MARKET TRUST(R)]

 ============================================================

         SEMIANNUAL REPORT
         USAA TREASURY MONEY MARKET TRUST(R)
         NOVEMBER 30, 2016

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"AS THE NEW YEAR BEGINS, WHY NOT MAKE
A RESOLUTION TO PUT YOUR FINANCIAL HOUSE            [PHOTO OF BROOKS ENGLEHARDT]
IN ORDER?"

--------------------------------------------------------------------------------

JANUARY 2017

Financial markets are unpredictable. Many factors can confound those who try to predict the direction of the markets based on economic or political factors. In other words, it's easy to get it wrong. And, even if one correctly forecasts what will happen in the macroeconomic environment, predicting how the markets will respond is another matter altogether.

Consider the response to the Presidential election. Stocks rose on Monday and Tuesday (Election Day) at the prospect of a Hillary Clinton victory--virtually a "sure thing," according to some media pundits. U.S. Treasury securities and other segments of the bond market sold off as investors likely assumed a continuation of current economic policy under another Democratic administration. But these trends reversed on Tuesday evening when it became clear that Donald J. Trump would be elected the 45(th) President of the United States. Asian and European equity markets dropped and U.S. stock index futures plunged. The decline in stock index futures suggested that U.S. stocks might fall when trading began on Wednesday, however the opposite happened. Stock prices rose and then rallied strongly, with major stock indexes hitting one record high after another through the end of November 2016. U.S. Treasury prices fell, driving up yields on longer-maturity U.S. Treasuries. (Yields move in the opposite direction of prices.)

Few market participants would have forecasted such a scenario. But with hindsight, we may be able to understand some of the reasons why the markets behaved the way they did.

U.S. equity investors appeared to like President-elect Trump's promises of lower tax rates, less regulation, and more fiscal stimulus through infrastructure spending. Other explanations may lie overseas, such as complications relating to the United Kingdom's decision to exit from the European Union ("Brexit") and continued slow economic growth in China--uncertainties that may have

================================================================================

================================================================================

increased the attractiveness of U.S. stocks. As for bond investors, they may have been worried about an increase in interest rates if economic growth picks up under a Trump Administration. Higher growth rates typically correspond with rising inflation, which in turn could prompt the Federal Reserve (the Fed) to accelerate the pace of interest rate increases.

What actually happens, however, is yet to be seen. No one knows, except in the most general terms, what President-elect Trump's plans and priorities will be or how they could affect economic growth in 2017 and beyond. By extension, it is also too early to forecast how inflation might be affected and how the Fed could respond.

At USAA Investments, we are long-term, fundamental investors, who seek to look at the full market cycle rather than current geopolitical events. We believe measures such as assessing a company's intrinsic value compared to its current price tend to be more effective at forecasting potential stock returns over time. In selecting bonds, our analysts take a bottom-up approach to evaluating each security individually, building portfolios on a bond-by-bond basis.

It is important to remember market conditions are always fluctuating and time horizon matters. We believe that it is important to stay focused on your long-term objectives, using an investment plan that is based on your personal time horizon and risk tolerance. If you are uneasy about market risk in general or have concerns about too much exposure to specific asset classes, please call USAA to speak with an advisor. As the new year begins, why not make a resolution to put your financial house in order?

Thank you for allowing us to help you in your efforts to achieve your financial goals. At USAA Investments, we are committed to providing you with our best advice, top-notch service, and a variety of mutual funds. On behalf of everyone here, I wish you a happy and healthy 2017.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGER'S COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            4

FINANCIAL INFORMATION

    Portfolio of Investments                                                   8

    Notes to Portfolio of Investments                                         10

    Financial Statements                                                      11

    Notes to Financial Statements                                             14

EXPENSE EXAMPLE                                                               23

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

201010-0117

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA TREASURY MONEY MARKET TRUST (THE FUND) PROVIDES INVESTORS MAXIMUM CURRENT INCOME WHILE MAINTAINING THE HIGHEST DEGREE OF SAFETY AND LIQUIDITY.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in U.S. government securities with maturities of 397 days or less, which include U.S. Treasury bills, notes, and bonds; repurchase agreements collateralized by such obligations; and other obligations of the U.S. Treasury. The 80% policy may be changed upon at least 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

ANTHONY M. ERA, Jr.                                    [PHOTO OF ANTHONY M. ERA]
USAA Asset Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    When the reporting period began, the Federal Reserve (the Fed) was widely expected to raise short-term interest rates twice during 2016. In June 2016, after the release of a surprisingly weak May 2016 jobs report, Fed officials shelved plans for an interest rate increase. They grew more cautious in the wake of the United Kingdom's (U.K.) "Brexit" vote, citing it as a principal reason for leaving interest rates unchanged at their July 2016 meeting. During August 2016, Fed chair Janet Yellen said the odds of an interest rate increase had "strengthened," but the Fed remained on hold in September 2016, saying it wanted to wait for "further evidence of continued progress toward its objectives." At its final policy meeting of the reporting period, just days before the November 8, 2016 U.S. presidential election, the Fed opted not to raise interest rates.

    As the federal funds target rate remained anchored in a range from 0.25% to 0.50%, yields on money market mutual funds hovered near zero throughout the reporting period. Demand for U.S. Treasury securities remained high as a number of money market funds began shifting assets into U.S. Treasuries as the mid-October 2016 deadline approached for the final phase of money market fund reform. Overall, investors continued to rely on money market funds, in spite of exceptionally low absolute yields, for the low risk and liquidity they offered.

================================================================================

2  | USAA TREASURY MONEY MARKET TRUST

================================================================================

o HOW DID THE USAA TREASURY MONEY MARKET TRUST (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended November 30, 2016, the seven-day yield on the Fund remained less than 0.01%. The total return for the same period was less than 0.01%, compared to an average of 0.02% for all retail money market funds that hold U.S. Treasuries and repos backed by the U.S. Treasury ranked by iMoneyNet, Inc.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   HOW DID YOU MANAGE THE FUND DURING THE REPORTING PERIOD?

    The Fund continued to invest in maturities of 397 days or less that are backed by the full faith and credit of the U.S. government. In addition to purchasing U.S. Treasury bills and notes with short maturities, the Fund also continued to invest in eligible short-term repurchase agreements with approved counterparties. If the Fed raises interest rates in the near term, securities that mature sooner would allow us to reinvest earlier in a rising rate environment (compared to securities with longer final maturities).

    Thank you for allowing us to help you manage your investments.

    Refer to page 5 for the iMoneyNet, Inc. definition.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

USAA TREASURY MONEY MARKET TRUST (THE FUND)
(Ticker Symbol: UATXX)

--------------------------------------------------------------------------------
                                             11/30/16                5/31/16
--------------------------------------------------------------------------------
Net Assets                                 $2.0 Billion           $188.9 Million
Net Asset Value Per Share                     $1.00                    $1.00
Dollar-Weighted Average
Portfolio Maturity(+)                        23 Days                  19 Days

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/16
--------------------------------------------------------------------------------
  5/31/16-11/30/16*            1 YEAR            5 YEARS            10 YEARS
        0.00%                   0.00%              0.00%              0.62%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                         5 YEARS                          10 YEARS
    0.00%**                         0.00%**                           0.58%

--------------------------------------------------------------------------------
                           7-DAY YIELDS AS OF 11/30/16
--------------------------------------------------------------------------------
    UNSUBSIDIZED            -0.08%              SUBSIDIZED            0.00%**

--------------------------------------------------------------------------------
                         EXPENSE RATIO AS OF 5/31/16***
--------------------------------------------------------------------------------
                                       0.51%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Represents less than 0.01%.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2016, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

YOU COULD LOSE MONEY BY INVESTING IN THE FUND. ALTHOUGH THIS FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT CANNOT GUARANTEE TO DO SO. AN INVESTMENT IN THIS FUND IS NOT A DEPOST IN USAA FEDERAL SAVINGS BANK, OR ANY OTHER BANK, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE FUND'S SPONSOR HAS NO LEGAL OBLIGATION TO PROVIDE FINANCIAL SUPPORT TO THE FUND, AND YOU SHOULD NOT EXPECT THAT THE SPONSOR WILL PROVIDE FINANCIAL SUPPORT TO THE FUND AT ANY TIME.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. Yields and returns fluctuate. The seven-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.

================================================================================

4  | USAA TREASURY MONEY MARKET TRUST

================================================================================

                           o 7-DAY YIELD COMPARISON o

                        [CHART OF 7-DAY YIELD COMPARISON]

                                 USAA TREASURY
                               MONEY MARKET TRUST             iMoneyNet AVERAGE
11/24/2015                          0.000%                         0.005%
12/29/2015                          0.000%                         0.015%
 1/26/2016                          0.000%                         0.015%
 2/23/2016                          0.000%                         0.020%
 3/29/2016                          0.000%                         0.025%
 4/26/2016                          0.000%                         0.025%
 5/31/2016                          0.000%                         0.025%
 6/28/2016                          0.000%                         0.025%
 7/26/2016                          0.000%                         0.025%
 8/30/2016                          0.000%                         0.025%
 9/27/2016                          0.000%                         0.025%
10/25/2016                          0.000%                         0.030%
11/29/2016                          0.000%                         0.035%

                                   [END CHART]

      Data represents the last Tuesday of each month. Ending date 11/29/16.

The graph tracks the Fund's seven-day yield against the iMoneyNet, Inc. average for all retail money market funds that hold U.S. Treasuries and repos backed by the U.S. Treasury and all retail money funds that hold 100% in U.S. Treasuries. iMoneyNet, Inc. is an organization that tracks the performance of money market funds.

*Represents less than 0.001%.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE OF $10,000 o

                        [CHART OF CUMULATIVE PERFORMANCE]

                                                                USAA TREASURY
                                                              MONEY MARKET TRUST
11/30/06                                                         $10,000.00
12/31/06                                                          10,043.00
01/31/07                                                          10,081.00
02/28/07                                                          10,117.00
03/31/07                                                          10,160.00
04/30/07                                                          10,198.00
05/31/07                                                          10,240.00
06/30/07                                                          10,280.00
07/31/07                                                          10,320.00
08/31/07                                                          10,362.00
09/30/07                                                          10,395.00
10/31/07                                                          10,432.00
11/30/07                                                          10,466.00
12/31/07                                                          10,492.00
01/31/08                                                          10,516.00
02/29/08                                                          10,535.00
03/31/08                                                          10,550.00
04/30/08                                                          10,565.00
05/31/08                                                          10,580.00
06/30/08                                                          10,592.00
07/31/08                                                          10,606.00
08/31/08                                                          10,620.00
09/30/08                                                          10,629.00
10/31/08                                                          10,631.00
11/30/08                                                          10,632.00
12/31/08                                                          10,632.00
01/31/09                                                          10,632.00
02/28/09                                                          10,632.00
03/31/09                                                          10,632.00
04/30/09                                                          10,632.00
05/31/09                                                          10,632.00
06/30/09                                                          10,632.00
07/31/09                                                          10,632.00
08/31/09                                                          10,632.00
09/30/09                                                          10,632.00
10/31/09                                                          10,632.00
11/30/09                                                          10,632.00
12/31/09                                                          10,632.00
01/31/10                                                          10,632.00
02/28/10                                                          10,632.00
03/31/10                                                          10,632.00
04/30/10                                                          10,632.00
05/31/10                                                          10,632.00
06/30/10                                                          10,632.00
07/31/10                                                          10,632.00
08/31/10                                                          10,632.00
09/30/10                                                          10,632.00
10/31/10                                                          10,632.00
11/30/10                                                          10,632.00
12/31/10                                                          10,632.00
01/31/11                                                          10,632.00
02/28/11                                                          10,632.00
03/31/11                                                          10,632.00
04/30/11                                                          10,632.00
05/31/11                                                          10,632.00
06/30/11                                                          10,632.00
07/31/11                                                          10,632.00
08/31/11                                                          10,632.00
09/30/11                                                          10,632.00
10/31/11                                                          10,632.00
11/30/11                                                          10,632.00
12/31/11                                                          10,632.00
01/31/12                                                          10,632.00
02/29/12                                                          10,632.00
03/31/12                                                          10,632.00
04/30/12                                                          10,632.00
05/31/12                                                          10,632.00
06/30/12                                                          10,632.00
07/31/12                                                          10,632.00
08/31/12                                                          10,632.00
09/30/12                                                          10,632.00
10/31/12                                                          10,632.00
11/30/12                                                          10,632.00
12/31/12                                                          10,632.00
01/31/13                                                          10,632.00
02/28/13                                                          10,632.00
03/31/13                                                          10,632.00
04/30/13                                                          10,632.00
05/31/13                                                          10,632.00
06/30/13                                                          10,632.00
07/31/13                                                          10,632.00
08/31/13                                                          10,632.00
09/30/13                                                          10,632.00
10/31/13                                                          10,632.00
11/30/13                                                          10,632.00
12/31/13                                                          10,632.00
01/31/14                                                          10,632.00
02/28/14                                                          10,632.00
03/31/14                                                          10,632.00
04/30/14                                                          10,632.00
05/31/14                                                          10,632.00
06/30/14                                                          10,632.00
07/31/14                                                          10,632.00
08/31/14                                                          10,632.00
09/30/14                                                          10,632.00
10/31/14                                                          10,632.00
11/30/14                                                          10,633.00
12/31/14                                                          10,633.00
01/31/15                                                          10,633.00
02/28/15                                                          10,633.00
03/31/15                                                          10,633.00
04/30/15                                                          10,633.00
05/31/15                                                          10,633.00
06/30/15                                                          10,633.00
07/31/15                                                          10,633.00
08/31/15                                                          10,633.00
09/30/15                                                          10,633.00
10/31/15                                                          10,633.00
11/30/15                                                          10,633.00
12/31/15                                                          10,633.00
01/31/16                                                          10,633.00
02/29/16                                                          10,633.00
03/31/16                                                          10,633.00
04/30/16                                                          10,633.00
05/31/16                                                          10,633.00
06/30/16                                                          10,633.00
07/31/16                                                          10,633.00
08/31/16                                                          10,633.00
09/30/16                                                          10,633.00
10/31/16                                                          10,633.00
11/30/16                                                          10,633.00

                                   [END CHART]

                      Data from 11/30/06 through 11/30/16.

The graph illustrates the performance of a hypothetical $10,000 investment in the USAA Treasury Money Market Trust.

Past performance is no guarantee of future results. The cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Income may be subject to federal, state, or local taxes, or to the federal alternative minimum tax. For seven-day yield information, please refer to the Fund's Investment Overview page.

================================================================================

6  | USAA TREASURY MONEY MARKET TRUST

================================================================================

                          o PORTFOLIO MIX - 11/30/16 o

                          [PIE CHART OF PORTFOLIO MIX]

U.S. TREASURY BILLS                                                        61.7%
REPURCHASE  AGREEMENTS                                                     35.0%
U.S. TREASURY NOTES                                                         3.2%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

PORTFOLIO OF INVESTMENTS

November 30, 2016 (unaudited)

-------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                                                  VALUE
(000)         SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              U.S. TREASURY SECURITIES (64.9%)
              NOTES (3.2%)(a)
$  39,000     0.63%, 12/15/2016                                                                    $   39,005
   10,000     0.88%, 1/31/2017                                                                         10,008
   13,000     3.13%, 1/31/2017                                                                         13,061
                                                                                                   ----------
                                                                                                       62,074
                                                                                                   ----------

              BILLS (61.7%)(b)
  123,500     0.02%, 12/01/2016                                                                       123,500
  116,200     0.14%, 12/08/2016                                                                       116,194
  105,000     0.14%, 12/15/2016                                                                       104,991
  146,000     0.25%, 12/22/2016                                                                       145,978
   49,000     0.36%, 12/29/2016                                                                        48,987
  142,200     0.31%, 1/05/2017                                                                        142,161
  121,300     0.32%, 1/12/2017                                                                        121,259
  112,600     0.33%, 1/19/2017                                                                        112,552
  100,000     0.35%, 1/26/2017                                                                         99,951
   88,500     0.42%, 2/02/2017                                                                         88,439
   46,000     0.43%, 2/09/2017                                                                         45,969
   57,000     0.44%, 2/16/2017                                                                         56,954
                                                                                                   ----------
                                                                                                    1,206,935
                                                                                                   ----------
              Total U.S. Treasury Securities (cost: $1,269,009)                                     1,269,009
                                                                                                   ----------

              REPURCHASE AGREEMENTS (35.0%)
   74,852     Bank of America, N.A., 0.26%, acquired 11/30/2016 and due on
                12/01/2016 at $74,852 (collateralized by $74,732 of U.S. Treasury,
                0.13%(c), due 4/15/2021; market value $76,349)                                         74,852
  138,000     Credit Agricole Corp. Inv. Bank, 0.26%, acquired 11/30/2016 and due on
                12/01/2016 at $138,000 (collateralized by $69,445 of U.S. Treasury,
                3.88%(c), due 4/15/2029; market value $140,760)                                       138,000
  100,000     Credit Suisse First Boston, LLC, 0.27%, acquired 11/30/2016 and due on
               12/01/2016 at $100,000 (collateralized by $102,150 of U.S. Treasury,
               1.63%(a), due 11/30/2020; market value $102,003)                                       100,000
  171,500     HSBC Bank USA, Inc., 0.26%, acquired 11/30/2016 and due on
                12/01/2016 at $171,500 (collateralized by $53,315 of U.S. Treasury,
                2.50%(a), due 5/15/2046; $127,922 of U.S. Treasury, 1.75%(a),
                due 1/31/2023; combined market value $174,934)                                        171,500

================================================================================

8  | USAA TREASURY MONEY MARKET TRUST

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                                                  VALUE
(000)          SECURITY                                                                                 (000)
-------------------------------------------------------------------------------------------------------------
$200,000       Mitsubishi Securities Int. plc, 0.23%, acquired 11/30/2016 and due on
                 12/01/16 at $200,000 (collateralized by $3,259 of U.S. Treasury,
                 0.13%-3.88%(c), due 4/15/2020-4/15/2029; $9,214 of U.S. Treasury,
                 0.16%-3.05%(d), due 12/15/2016-11/15/2041; $196,218 of U.S Treasury,
                 1.13%-4.50%(a), due 11/15/2018-2/15/2045; combined
                 market value $204,001)                                                            $  200,000
                                                                                                   ----------
               Total Repurchase Agreements (cost: $684,352)                                           684,352
                                                                                                   ----------

               TOTAL INVESTMENTS (COST: $1,953,361)                                                $1,953,361
                                                                                                   ==========

-------------------------------------------------------------------------------------------------------------
($ IN 000s)                                  VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------------
ASSETS                               LEVEL 1                    LEVEL 2            LEVEL 3              TOTAL
-------------------------------------------------------------------------------------------------------------
U.S. Treasury Securities:
  Notes                                   $-                 $   62,074                 $-         $   62,074
  Bills                                    -                  1,206,935                  -          1,206,935

Repurchase Agreements                      -                    684,352                  -            684,352
-------------------------------------------------------------------------------------------------------------
Total                                     $-                 $1,953,361                 $-         $1,953,361
-------------------------------------------------------------------------------------------------------------

================================================================================
                                                    PORTFOLIO OF INVESTMENTS | 9

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Values of securities are determined by procedures and practices discussed in
    Note 1A to the financial statements.

    The cost of securities at November 30, 2016, for federal income tax purposes, was approximately the same as that reported in the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   SPECIFIC NOTES

    (a) Rates for U.S. Treasury notes or bonds represent the stated coupon payment rate at time of issuance.

    (b) Securities offered at a discount to face value rather than at a stated coupon rate. Rates represent the discount rates at purchase date.

    (c) U.S. Treasury inflation-indexed notes - designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at the prevailing real, or after-inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices.

    (d) Zero-coupon security. Rate represents the effective yield at the date of purchase.

See accompanying notes to financial statements.

================================================================================

10  | USAA TREASURY MONEY MARKET TRUST

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities (amortized cost approximates market value)              $1,269,009
   Investments in repurchase agreements (amortized cost approximates
       market value)                                                                    684,352
   Cash                                                                                   1,489
   Receivables:
       Capital shares sold                                                               28,424
       USAA Asset Management Company (Note 4C)                                                9
       Interest                                                                             282
                                                                                     ----------
           Total assets                                                               1,983,565
                                                                                     ----------
LIABILITIES
   Payables:
       Capital shares redeemed                                                           28,008
   Accrued management fees                                                                  191
   Other accrued expenses and payables                                                       97
                                                                                     ----------
           Total liabilities                                                             28,296
                                                                                     ----------
              Net assets applicable to capital shares outstanding                    $1,955,269
                                                                                     ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                   $1,955,271
   Undistributed net investment loss                                                         (2)
                                                                                     ----------
              Net assets applicable to capital shares outstanding                    $1,955,269
                                                                                     ==========
   Capital shares outstanding, no par value                                           1,955,271
                                                                                     ==========
   Net asset value, redemption price, and offering price per share                   $     1.00
                                                                                     ==========

See accompanying notes to financial statements.

================================================================================

                                                       FINANCIAL STATEMENTS | 11

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                       $1,569
                                                                                         ------
EXPENSES
   Management fees                                                                          741
   Administration and servicing fees                                                        593
   Transfer agent's fees                                                                    593
   Custody and accounting fees                                                               68
   Postage                                                                                   46
   Shareholder reporting fees                                                                15
   Trustees' fees                                                                            15
   Registration fees                                                                         25
   Professional fees                                                                         62
   Other                                                                                      7
                                                                                         ------
      Total expenses                                                                      2,165
   Expenses reimbursed                                                                     (594)
                                                                                         ------
      Net expenses                                                                        1,571
                                                                                         ------
NET INVESTMENT LOSS                                                                      $   (2)
                                                                                         ======

See accompanying notes to financial statements.

================================================================================

12  | USAA TREASURY MONEY MARKET TRUST

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 2016 (unaudited), and year ended
May 31, 2016

-----------------------------------------------------------------------------------------------
                                                                   11/30/2016         5/31/2016
-----------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income (loss)                                   $        (2)        $       1
                                                                  -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                    -                (1)
                                                                  -----------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                        4,176,370           177,628
   Reinvested dividends                                                     -                 1
   Cost of shares redeemed                                         (2,409,962)         (108,420)
                                                                  -----------------------------
     Increase in net assets from capital
          share transactions                                        1,766,408            69,209
                                                                  -----------------------------
   Net increase in net assets                                       1,766,406            69,209

NET ASSETS
   Beginning of period                                                188,863           119,654
                                                                  -----------------------------
   End of period                                                  $ 1,955,269         $ 188,863
                                                                  =============================
Undistributed net investment loss
   End of period                                                  $        (2)        $       -
                                                                  =============================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                      4,176,369           177,628
   Shares issued for dividends reinvested                                   1                 1
   Shares redeemed                                                 (2,409,962)         (108,420)
                                                                  -----------------------------
     Increase in shares outstanding                                 1,766,408            69,209
                                                                  =============================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  13

================================================================================

NOTES TO FINANCIAL STATEMENTS

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Treasury Money Market Trust (the
Fund), which is classified as diversified under the 1940 Act. The Fund seeks to provide investors maximum current income while maintaining the highest degree of safety and liquidity.

The Fund operates as a retail money market fund in compliance with the requirements of Rule 2a-7; and as a retail money market fund, shares of the Fund are available for sale only to accounts that are beneficially owned by natural persons.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

================================================================================

14  | USAA TREASURY MONEY MARKET TRUST

================================================================================

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. All securities held in the Fund are short-term debt securities which are valued pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its purchase price, and thereafter, assumes a constant amortization to maturity of any premiums or discounts.

    2.  Repurchase agreements are valued at cost.

    3. Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith at fair value, using methods determined by the Committee, under procedures to stabilize net assets and valuation procedures approved by the Board.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  15

================================================================================

    that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities using the straight-line method.

E. REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with commercial banks or recognized security dealers pursuant to the terms of a Master Repurchase Agreement. A repurchase agreement is an arrangement wherein the Fund purchases securities and the seller agrees to repurchase the securities at an agreed upon time and at an agreed upon price. The purchased securities are marked-to-market daily to ensure their value is equal to or in excess of the purchase price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Master Repurchase Agreements typically

================================================================================

16  | USAA TREASURY MONEY MARKET TRUST

================================================================================

    contain netting provisions, which provide for the net settlement of all transactions and collateral with the Fund through a single payment in the event of default or termination. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

    Investments in repurchase agreements as presented on the Portfolio of Investments are not net settlement amounts but gross. At November 30, 2016, the value of the related collateral exceeded the value of the repurchase agreements, reducing the net settlement amount to zero. Details on the collateral are included on the Portfolio of Investments.

F. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments.

G. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended November 30, 2016, there were no custodian and other bank credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

================================================================================

                                              NOTES TO FINANCIAL STATEMENTS | 17

================================================================================

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates with other USAA Funds in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The USAA Funds are assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the six-month period ended November 30, 2016, the Fund paid CAPCO facility fees of $3,000, which represents 1.3% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended November 30, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined as of the Fund's tax year-end of May 31, 2017, in accordance with applicable federal tax law.

================================================================================

18  | USAA TREASURY MONEY MARKET TRUST

================================================================================

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal income tax.

At May 31, 2016, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended November 30, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The Fund's investment management fee is accrued daily and paid monthly at an annualized rate of 0.125% of the Fund's average net assets. For the six-month period ended November 30, 2016, the Fund incurred management fees, paid or payable to the Manager, of $741,000.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average net assets. For the six-month period ended November 30, 2016, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $593,000.

================================================================================

                                              NOTES TO FINANCIAL STATEMENTS | 19

================================================================================

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended November 30, 2016, the Fund reimbursed the Manager $16,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager has voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield. The Manager can modify or terminate this arrangement at any time without prior notice to shareholders. For the six-month period ended November 30, 2016, the Fund incurred reimbursable expenses of $594,000, of which $9,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. The Fund's transfer agent's fees are accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average net assets for the fiscal year. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the six-month period ended November 30, 2016, the Fund incurred transfer agent's fees, paid or payable to SAS, of $593,000.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(5) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

20  | USAA TREASURY MONEY MARKET TRUST

================================================================================

(6) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) adopted final rules intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements. The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and related disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                   SIX-MONTH
                                  PERIOD ENDED
                                   NOVEMBER 30,                         YEAR ENDED MAY 31,
                                  --------------------------------------------------------------------------------
                                        2016          2016          2015          2014          2013          2012
                                  --------------------------------------------------------------------------------
Net asset value at
  beginning of period             $     1.00      $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                  --------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment
    income (loss)(a)                    (.00)          .00           .00           .00           .00           .00
Less distributions from:
  Net investment income(a)              (.00)         (.00)         (.00)         (.00)         (.00)         (.00)
                                  --------------------------------------------------------------------------------
  Net asset value at
    end of period                 $     1.00      $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                  ================================================================================
Total return (%)*(b),(e)                 .00           .00           .00           .00           .00           .00
Net assets at end
  of period (000)                 $1,955,269      $188,863      $119,654      $128,416      $141,474      $150,266
Ratios to average
  net assets:**
  Expenses (%)(b),(c)                    .26(d)        .17           .06           .04           .15           .08
  Expenses, excluding
    reimbursements (%)(c)                .36(d)        .49           .52           .48           .49           .48
  Net investment
    income (loss)(%)(e)                 (.00)(d)       .00           .00           .00           .00           .00

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the iMoneyNet reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended November 30, 2016, average net assets were
    $1,193,334,000.
(a) Represents less than $0.01 per share.
(b) Effective December 1, 2008, the Manager has voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.
(c) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                           -             -             -          (.00%)(+)     (.00%)(+)     (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(e) Represents less than 0.01%.

================================================================================

22  | USAA TREASURY MONEY MARKET TRUST

================================================================================

EXPENSE EXAMPLE

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of June 1, 2016, through November 30, 2016.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

                                                           EXPENSE EXAMPLE |  23

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                  EXPENSES PAID
                                     BEGINNING              ENDING                DURING PERIOD*
                                   ACCOUNT VALUE         ACCOUNT VALUE             JUNE 1, 2016-
                                    JUNE 1, 2016        NOVEMBER 30, 2016        NOVEMBER 30, 2016
                                   ---------------------------------------------------------------
Actual                                $1,000.00             $1,000.00                  $1.30

Hypothetical
  (5% return before expenses)          1,000.00              1,023.76                   1.32

*Expenses are equal to the Fund's annualized expense ratio of 0.26%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of less than 0.01% for the six-month period of June 1, 2016, through November 30, 2016.

================================================================================

24  | USAA TREASURY MONEY MARKET TRUST

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT usaa.com                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on usaa.com select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]                                        [LOGO OF RECYCLE PAPER]
        USAA       We know what it means to serve.(R)              10%

   =============================================================================
   23416-0117                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                         [GRAPHIC OF USAA EMERGING MARKETS FUND]

 ==============================================================

         SEMIANNUAL REPORT
         USAA EMERGING MARKETS FUND
         FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
         NOVEMBER 30, 2016

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"AS THE NEW YEAR BEGINS, WHY NOT MAKE
A RESOLUTION TO PUT YOUR FINANCIAL HOUSE            [PHOTO OF BROOKS ENGLEHARDT]
IN ORDER?"

--------------------------------------------------------------------------------

JANUARY 2017

Financial markets are unpredictable. Many factors can confound those who try to predict the direction of the markets based on economic or political factors. In other words, it's easy to get it wrong. And, even if one correctly forecasts what will happen in the macroeconomic environment, predicting how the markets will respond is another matter altogether.

Consider the response to the Presidential election. Stocks rose on Monday and Tuesday (Election Day) at the prospect of a Hillary Clinton victory--virtually a "sure thing," according to some media pundits. U.S. Treasury securities and other segments of the bond market sold off as investors likely assumed a continuation of current economic policy under another Democratic administration. But these trends reversed on Tuesday evening when it became clear that Donald J. Trump would be elected the 45(th) President of the United States. Asian and European equity markets dropped and U.S. stock index futures plunged. The decline in stock index futures suggested that U.S. stocks might fall when trading began on Wednesday, however the opposite happened. Stock prices rose and then rallied strongly, with major stock indexes hitting one record high after another through the end of November 2016. U.S. Treasury prices fell, driving up yields on longer-maturity U.S. Treasuries. (Yields move in the opposite direction of prices.)

Few market participants would have forecasted such a scenario. But with hindsight, we may be able to understand some of the reasons why the markets behaved the way they did.

U.S. equity investors appeared to like President-elect Trump's promises of lower tax rates, less regulation, and more fiscal stimulus through infrastructure spending. Other explanations may lie overseas, such as complications relating to the United Kingdom's decision to exit from the European Union ("Brexit") and continued slow economic growth in China--uncertainties that may have

================================================================================

================================================================================

increased the attractiveness of U.S. stocks. As for bond investors, they may have been worried about an increase in interest rates if economic growth picks up under a Trump Administration. Higher growth rates typically correspond with rising inflation, which in turn could prompt the Federal Reserve (the Fed) to accelerate the pace of interest rate increases.

What actually happens, however, is yet to be seen. No one knows, except in the most general terms, what President-elect Trump's plans and priorities will be or how they could affect economic growth in 2017 and beyond. By extension, it is also too early to forecast how inflation might be affected and how the Fed could respond.

At USAA Investments, we are long-term, fundamental investors, who seek to look at the full market cycle rather than current geopolitical events. We believe measures such as assessing a company's intrinsic value compared to its current price tend to be more effective at forecasting potential stock returns over time. In selecting bonds, our analysts take a bottom-up approach to evaluating each security individually, building portfolios on a bond-by-bond basis.

It is important to remember market conditions are always fluctuating and time horizon matters. We believe that it is important to stay focused on your long-term objectives, using an investment plan that is based on your personal time horizon and risk tolerance. If you are uneasy about market risk in general or have concerns about too much exposure to specific asset classes, please call USAA to speak with an advisor. As the new year begins, why not make a resolution to put your financial house in order?

Thank you for allowing us to help you in your efforts to achieve your financial goals. At USAA Investments, we are committed to providing you with our best advice, top-notch service, and a variety of mutual funds. On behalf of everyone here, I wish you a happy and healthy 2017.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                  1

MANAGERS' COMMENTARY ON THE FUND                                                2

INVESTMENT OVERVIEW                                                             6

FINANCIAL INFORMATION

    Portfolio of Investments                                                   14

    Notes to Portfolio of Investments                                          26

    Financial Statements                                                       28

    Notes to Financial Statements                                              32

EXPENSE EXAMPLE                                                                51

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

201009-0117

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA EMERGING MARKETS FUND (THE FUND) SEEKS CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in equity securities of emerging market companies. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks. This 80% policy may be changed upon at least 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

Lazard Asset Management                 Brandes Investment Partners, L.P.

    JAI JACOB                               DOUGLAS EDMAN, CFA
    JAMES M. DONALD, CFA                    CHRIS GARRETT, CFA
    KEVIN O'HARE, CFA                       LOUIS LAU, CFA
    STEPHEN MARRA, CFA                      MAURICIO ABADIA
                                            GERARDO ZAMORANO, CFA

Victory Capital Management Inc.

    MARGARET LINDSAY
    TIFFANY KUO, CFA
    JOSHUA LINDLAND, CFA

--------------------------------------------------------------------------------

o PLEASE CHARACTERIZE THE PERFORMANCE OF EMERGING MARKETS DURING THE REPORTING PERIOD.

    Capping a volatile period, emerging market securities as represented by the MSCI Emerging Markets Index increased during the reporting period ended November 30, 2016. In Brazil, investor confidence appears to have returned following the August 2016 impeachment of President Dilma Rousseff, helping to calm market uncertainty and bring renewed hope of economic reform and growth within that country. Elsewhere, China's equity market appears to have benefited from the People's Bank of China's $278 billion stimulus package aimed at increasing gross domestic product growth. Meanwhile, Turkey experienced a credit-rating downgrade and saw its equity market decline likely due to instability that followed an attempted military coup and an airport bombing. Lastly, the United Kingdom's decision to exit the European Union ("Brexit"), as well as the U.S. presidential election results, contributed to heightened volatility in financial markets globally, including emerging countries.

================================================================================

2  | USAA EMERGING MARKETS FUND

================================================================================

o HOW DID THE USAA EMERGING MARKETS FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended November 30, 2016, the Fund Shares, Institutional Shares, and Adviser Shares had total returns of 7.24%, 7.39%, and 7.19%, respectively. This compares to returns of 8.42% for the MSCI Emerging Markets Index, and 7.40% for the Lipper Emerging Markets Fund Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadvisers. Brandes Investment Partners L.P. (Brandes), Lazard Asset Management (Lazard), and Victory Capital Management Inc. (Victory Capital) are subadvisers to the Fund. The subadvisers each provide day-to-day discretionary management for a portion of the Fund's assets.

o   HOW DID BRANDES' PORTION OF THE FUND PERFORM?

    The portion of the Fund managed by Brandes outperformed the benchmark during the reporting period. Holdings in Brazil and Panama lifted returns, as did those within the industrial, consumer staples, and energy sectors. Allocations to companies in Turkey, China, and Indonesia weighed on relative performance, as did positions in the financial, real estate, and telecommunication services sectors. Top individual contributors included the Panamanian airline Copa Holdings S.A. "A", as well as the Brazil-based oil firm Petroleo Brasileiro S.A., and food retailer Cia Brasileira de Distribuicao. Major detractors

    You will find a complete list of securities that the Fund owns on pages
    14-25.

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    included the Indonesian telecommunication services provider XL Axiata Tbk PT, Macquarie Mexico Real Estate Management S.A. de C.V., and the South Korean automaker KIA Motors Corp.

o   HOW DID LAZARD'S PORTION OF THE FUND PERFORM?

    The portion of the Fund managed by Lazard outperformed the benchmark. On a sector basis, stock selection in the consumer discretionary and consumer staples sectors added to relative performance, as did underweight exposures to consumer discretionary and consumer staples. An overweight to the information technology sector also boosted performance. Conversely, stock selection in the energy and telecommunication services sectors detracted from relative return. On a country basis, stock selection in China and Korea contributed to positive performance, as did an overweight to Russia. Conversely, stock selection in Brazil subtracted from performance, as did an underweight to Brazil, an overweight to Turkey, and an out-of-index exposure to Argentina.

o   HOW DID VICTORY CAPITAL'S PORTION OF THE FUND PERFORM?

    The portion of the Fund managed by Victory Capital underperformed for the reporting period. Holdings in retail trade, consumer durables, and communications sectors were among their top contributors, while positions in consumer services, electronic technology, and health technology sectors detracted. On a country basis, stock selection was strong within India and Thailand, while selection in South Korea, Taiwan, and Hong Kong lagged. At the stock level, top contributors to positive performance included Tongda Group Holdings Ltd., a Hong Kong-listed LDS antenna manufacturer, Beauty Community PCLNVDR, a Thai skincare and cosmetics retailer, and KCE Electronics PCLNVDR, a Thai circuit board manufacturer. Yeong Guan Energy Technology Group Co. Ltd., a Taiwanese casting

================================================================================

4  | USAA EMERGING MARKETS FUND

================================================================================

    products manufacturer; Seoul Auction Co. Ltd., a Korean auction house; and Xurpas, Inc., a Filipino mobile application services provider were among the detractors.

    Thank you for allowing us to help you manage your investments.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA EMERGING MARKETS FUND SHARES (FUND SHARES)
(Ticker Symbol: USEMX)

--------------------------------------------------------------------------------
                                          11/30/16                  5/31/16
--------------------------------------------------------------------------------
Net Assets                             $318.5 Million           $302.0 Million
Net Asset Value Per Share                  $15.26                   $14.23

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/16
--------------------------------------------------------------------------------
    5/31/16-11/30/16*           1 YEAR             5 YEARS            10 YEARS
         7.24%                   8.74%              -0.78%              0.54%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                           5 YEARS                          10 YEARS
    12.23%                            0.09%                             0.13%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 5/31/16**
--------------------------------------------------------------------------------
                                       1.58%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA EMERGING MARKETS FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                            LIPPER EMERGING          USAA EMERGING
                   MSCI EMERGING             MARKET FUNDS             MARKETS FUND
                   MARKETS INDEX               INDEX                    SHARES
11/30/06            $10,000.00               $10,000.00               $10,000.00
12/31/06             10,450.30                10,455.11                10,423.00
01/31/07             10,339.97                10,405.02                10,366.00
02/28/07             10,278.59                10,307.40                10,237.00
03/31/07             10,686.40                10,700.31                10,593.00
04/30/07             11,193.40                11,207.23                11,012.00
05/31/07             11,736.76                11,810.35                11,715.00
06/30/07             12,286.93                12,221.66                12,144.00
07/31/07             12,935.23                12,664.72                12,645.00
08/31/07             12,660.33                12,390.19                12,428.00
09/30/07             14,058.55                13,592.17                13,467.00
10/31/07             15,626.37                15,042.45                14,810.00
11/30/07             14,518.37                14,118.15                13,828.00
12/31/07             14,569.56                14,245.39                13,926.00
01/31/08             12,751.36                12,672.14                12,680.00
02/29/08             13,692.57                13,225.23                13,198.00
03/31/08             12,967.97                12,609.08                12,669.00
04/30/08             14,020.37                13,562.84                13,676.00
05/31/08             14,280.48                13,812.67                13,914.00
06/30/08             12,855.95                12,391.67                12,572.00
07/31/08             12,371.03                11,958.44                12,226.00
08/31/08             11,382.88                11,049.84                11,310.00
09/30/08              9,390.85                 9,237.85                 9,473.00
10/31/08              6,820.79                 6,555.13                 6,807.00
11/30/08              6,307.34                 5,994.19                 6,204.00
12/31/08              6,799.26                 6,444.77                 6,733.00
01/31/09              6,360.16                 5,888.57                 6,179.00
02/28/09              6,001.39                 5,556.90                 5,876.00
03/31/09              6,863.84                 6,273.20                 6,607.00
04/30/09              8,006.03                 7,309.74                 7,692.00
05/31/09              9,374.00                 8,633.95                 9,085.00
06/30/09              9,247.73                 8,531.86                 8,927.00
07/31/09             10,287.61                 9,518.74                 9,949.00
08/31/09             10,250.80                 9,557.24                 9,980.00
09/30/09             11,181.26                10,410.61                10,932.00
10/31/09             11,195.09                10,284.16                10,813.00
11/30/09             11,675.96                10,847.85                11,374.00
12/31/09             12,137.08                11,229.79                11,771.00
01/31/10             11,460.17                10,601.70                11,131.00
02/28/10             11,500.48                10,691.37                11,207.00
03/31/10             12,428.97                11,576.14                12,101.00
04/30/10             12,579.55                11,658.74                12,146.00
05/31/10             11,473.08                10,559.21                10,902.00
06/30/10             11,388.76                10,563.37                10,877.00
07/31/10             12,337.15                11,548.92                11,905.00
08/31/10             12,097.56                11,324.24                11,606.00
09/30/10             13,441.94                12,607.52                12,881.00
10/31/10             13,832.24                12,997.81                13,186.00
11/30/10             13,467.09                12,668.52                12,900.00
12/31/10             14,428.10                13,491.82                13,798.00
01/31/11             14,036.67                13,056.02                13,351.00
02/28/11             13,905.77                12,934.48                13,185.00
03/31/11             14,723.35                13,604.64                13,849.00
04/30/11             15,180.05                14,093.49                14,200.00
05/31/11             14,781.89                13,722.53                13,766.00
06/30/11             14,554.50                13,544.23                13,524.00
07/31/11             14,489.87                13,519.26                13,364.00
08/31/11             13,194.98                12,408.78                12,094.00
09/30/11             11,271.23                10,479.72                10,103.00
10/31/11             12,764.17                11,764.91                11,354.00
11/30/11             11,913.50                11,379.13                10,971.00
12/31/11             11,769.92                11,012.79                10,516.00
01/31/12             13,104.92                12,167.45                11,775.00
02/29/12             13,889.92                12,892.09                12,388.00
03/31/12             13,426.27                12,615.67                11,828.00
04/30/12             13,265.80                12,461.01                11,615.00
05/31/12             11,778.11                11,111.78                10,296.00
06/30/12             12,232.69                11,626.59                10,729.00
07/31/12             12,471.33                11,738.01                10,816.00
08/31/12             12,429.79                11,820.71                10,802.00
09/30/12             13,179.83                12,442.30                11,462.00
10/31/12             13,099.80                12,407.54                11,229.00
11/30/12             13,266.13                12,545.60                11,202.00
12/31/12             13,914.78                13,227.00                11,842.00
01/31/13             14,106.63                13,418.36                12,050.00
02/28/13             13,929.41                13,292.19                12,097.00
03/31/13             13,689.48                13,152.06                11,855.00
04/30/13             13,792.66                13,339.63                11,916.00
05/31/13             13,438.80                12,996.74                11,714.00
06/30/13             12,583.31                12,167.84                10,868.00
07/31/13             12,714.78                12,361.06                11,022.00
08/31/13             12,496.38                11,961.31                10,727.00
09/30/13             13,309.02                12,824.28                11,526.00
10/31/13             13,955.62                13,382.73                12,030.00
11/30/13             13,751.55                13,160.03                11,916.00
12/31/13             13,552.74                13,056.33                11,797.00
01/31/14             12,672.68                12,178.52                10,905.00
02/28/14             13,092.47                12,625.03                11,216.00
03/31/14             13,494.36                12,999.92                11,635.00
04/30/14             13,539.43                13,084.30                11,635.00
05/31/14             14,012.04                13,564.94                12,249.00
06/30/14             14,384.32                13,909.17                12,573.00
07/31/14             14,662.47                13,998.83                12,566.00
08/31/14             14,992.89                14,385.73                12,897.00
09/30/14             13,881.60                13,413.42                11,844.00
10/31/14             14,045.26                13,542.84                12,046.00
11/30/14             13,896.72                13,413.52                11,817.00
12/31/14             13,256.26                12,709.20                10,959.00
01/31/15             13,335.73                12,759.01                10,842.00
02/28/15             13,748.65                13,122.50                11,021.00
03/31/15             13,553.13                12,842.93                10,794.00
04/30/15             14,595.55                13,638.82                11,583.00
05/31/15             14,011.05                13,231.27                11,288.00
06/30/15             13,647.19                12,928.01                11,082.00
07/31/15             12,701.18                12,202.40                10,431.00
08/31/15             11,552.38                11,094.35                 9,478.00
09/30/15             11,204.87                10,767.84                 9,183.00
10/31/15             12,004.13                11,476.19                 9,875.00
11/30/15             11,535.88                11,159.82                 9,704.00
12/31/15             11,278.72                10,866.96                 9,411.00
01/31/16             10,547.04                10,296.55                 8,948.00
02/29/16             10,529.77                10,218.57                 8,830.00
03/31/16             11,923.14                11,482.38                 9,895.00
04/30/16             11,987.95                11,661.85                10,144.00
05/31/16             11,540.76                11,300.38                 9,840.00
06/30/16             12,002.02                11,809.64                10,269.00
07/31/16             12,605.99                12,390.09                10,677.00
08/31/16             12,919.27                12,581.09                10,925.00
09/30/16             13,085.41                12,776.25                11,112.00
10/31/16             13,116.61                12,767.00                11,098.00
11/30/16             12,512.83                12,137.14                10,552.00

                                   [END CHART]

                      Data from 11/30/06 through 11/30/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Emerging Markets Fund Shares to the following benchmarks:

o The unmanaged MSCI Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

o The unmanaged Lipper Emerging Markets Funds Index tracks the total return performance of the Lipper Emerging Markets Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Emerging Markets Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA EMERGING MARKETS FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIEMX)

--------------------------------------------------------------------------------
                                          11/30/16                  5/31/16
--------------------------------------------------------------------------------
Net Assets                             $575.2 Million           $604.0 Million
Net Asset Value Per Share                  $15.25                   $14.20

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/16
--------------------------------------------------------------------------------
    5/31/16-11/30/16*       1 YEAR        5 YEARS      SINCE INCEPTION 8/01/08
          7.39%              9.08%        -0.51%              -1.29%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                      5 YEARS                SINCE INCEPTION 8/01/08
    12.57%                       0.35%                        -1.26%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 5/31/16**
--------------------------------------------------------------------------------
                                       1.30%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2016, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which exclude acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

8  | USAA EMERGING MARKETS FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                    LIPPER EMERGING       MSCI EMERGING    USAA EMERGING MARKETS
                      MARKET FUNDS           MARKETS         FUND INSTITUTIONAL
                         INDEX                INDEX                SHARES
07/31/08              $10,000.00           $10,000.00           $10,000.00
08/31/08                9,240.21             9,204.52             9,355.60
09/30/08                7,724.97             7,594.69             7,836.31
10/31/08                5,481.60             5,517.29             5,630.29
11/30/08                5,012.52             5,102.36             5,131.70
12/31/08                5,389.31             5,501.72             5,573.05
01/31/09                4,924.20             5,148.66             5,117.78
02/28/09                4,646.85             4,859.08             4,871.84
03/31/09                5,245.84             5,558.04             5,484.09
04/30/09                6,112.62             6,483.80             6,384.15
05/31/09                7,219.97             7,595.45             7,545.85
06/30/09                7,134.60             7,494.64             7,415.03
07/31/09                7,959.86             8,342.75             8,273.23
08/31/09                7,992.05             8,315.13             8,299.39
09/30/09                8,705.66             9,071.25             9,094.79
10/31/09                8,599.92             9,083.31             9,000.60
11/30/09                9,071.29             9,473.95             9,471.56
12/31/09                9,390.69             9,849.25             9,807.63
01/31/10                8,865.46             9,301.54             9,273.63
02/28/10                8,940.44             9,336.23             9,342.36
03/31/10                9,680.31            10,090.71            10,093.13
04/30/10                9,749.39            10,215.22            10,130.14
05/31/10                8,829.92             9,224.74             9,104.44
06/30/10                8,833.41             9,254.27             9,083.29
07/31/10                9,657.55            10,031.48             9,945.09
08/31/10                9,469.67             9,840.03             9,701.89
09/30/10               10,542.79            10,934.88            10,769.89
10/31/10               10,869.16            11,253.34            11,028.96
11/30/10               10,593.79            10,956.73            10,732.88
12/31/10               11,282.27            11,739.89            11,541.35
01/31/11               10,917.84            11,423.61            11,178.18
02/28/11               10,816.20            11,318.77            11,044.66
03/31/11               11,376.60            11,986.03            11,600.10
04/30/11               11,785.40            12,360.44            11,899.18
05/31/11               11,475.19            12,041.15            11,536.01
06/30/11               11,326.09            11,860.98            11,338.40
07/31/11               11,305.21            11,816.37            11,204.89
08/31/11               10,376.59            10,764.74            10,142.08
09/30/11                8,763.46             9,197.12             8,475.76
10/31/11                9,838.17            10,416.25             9,527.89
11/30/11                9,515.57             9,722.61             9,207.45
12/31/11                9,209.22             9,606.36             8,829.95
01/31/12               10,174.79            10,697.83             9,888.20
02/29/12               10,780.75            11,340.61            10,408.93
03/31/12               10,549.60            10,964.50             9,938.60
04/30/12               10,420.27            10,835.34             9,759.42
05/31/12                9,292.01             9,625.84             8,656.38
06/30/12                9,722.50            10,001.88             9,025.93
07/31/12                9,815.67            10,204.18             9,098.72
08/31/12                9,884.83            10,174.69             9,087.52
09/30/12               10,404.62            10,790.66             9,641.84
10/31/12               10,375.56            10,726.31             9,451.47
11/30/12               10,491.01            10,863.28             9,429.07
12/31/12               11,060.81            11,395.75             9,973.87
01/31/13               11,220.84            11,554.64            10,149.75
02/28/13               11,115.32            11,411.13            10,195.14
03/31/13               10,998.15            11,192.26             9,990.89
04/30/13               11,155.00            11,306.01            10,047.63
05/31/13               10,868.26            11,021.27             9,877.42
06/30/13               10,175.11            10,324.88             9,162.57
07/31/13               10,336.69            10,438.34             9,293.06
08/31/13               10,002.41            10,263.17             9,049.10
09/30/13               10,724.05            10,933.84             9,724.23
10/31/13               11,191.04            11,466.66            10,149.74
11/30/13               11,004.81            11,299.89            10,058.97
12/31/13               10,918.10            11,137.43             9,958.64
01/31/14               10,184.05            10,416.70             9,209.31
02/28/14               10,557.43            10,763.95             9,478.16
03/31/14               10,870.92            11,096.78             9,832.80
04/30/14               10,941.48            11,138.09             9,832.80
05/31/14               11,343.41            11,529.40            10,353.33
06/30/14               11,631.26            11,840.94            10,627.89
07/31/14               11,706.24            12,079.62            10,622.17
08/31/14               12,029.78            12,356.67            10,902.45
09/30/14               11,216.70            11,443.32            10,010.12
10/31/14               11,324.93            11,579.57            10,187.44
11/30/14               11,216.79            11,457.79             9,992.96
12/31/14               10,627.81            10,935.14             9,271.63
01/31/15               10,669.47            11,001.59             9,178.45
02/28/15               10,973.43            11,343.55             9,329.87
03/31/15               10,739.64            11,184.52             9,131.86
04/30/15               11,405.19            12,047.58             9,807.43
05/31/15               11,064.38            11,325.70             9,562.83
06/30/15               10,810.79            11,031.57             9,388.11
07/31/15               10,204.01            10,266.87             8,834.84
08/31/15                9,277.43             9,338.26             8,031.14
09/30/15                9,004.39             9,057.34             7,786.54
10/31/15                9,596.73             9,703.42             8,368.93
11/30/15                9,332.17             9,324.91             8,229.16
12/31/15                9,087.27             9,117.04             7,982.00
01/31/16                8,610.28             8,525.57             7,593.00
02/29/16                8,545.08             8,511.64             7,499.00
03/31/16                9,601.91             9,637.96             8,400.00
04/30/16                9,751.99             9,690.34             8,618.00
05/31/16                9,449.71             9,328.86             8,359.00
06/30/16                9,875.58             9,701.71             8,724.00
07/31/16               10,360.96            10,189.93             9,077.00
08/31/16               10,520.68            10,443.17             9,289.00
09/30/16               10,683.88            10,577.46             9,448.00
10/31/16               10,676.15            10,602.68             9,436.00
11/30/16               10,149.44            10,114.62             8,977.00

                                   [END CHART]

                      Data from 7/31/08 through 11/30/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Emerging Markets Fund Institutional Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Emerging Markets Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the Lipper Emerging Markets Funds Index and the MSCI Emerging Markets Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA EMERGING MARKETS FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UAEMX)

--------------------------------------------------------------------------------
                                           11/30/16                  5/31/16
--------------------------------------------------------------------------------
Net Assets                               $4.2 Million             $3.9 Million
Net Asset Value Per Share                   $15.21                   $14.19

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/16
--------------------------------------------------------------------------------
    5/31/16-11/30/16*       1 YEAR        5 YEARS      SINCE INCEPTION 8/01/10
          7.19%              8.63%         -1.04%             -2.55%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                     5 YEARS                 SINCE INCEPTION 8/01/10
    12.12%                     -0.19%                          -2.52%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 5/31/16**
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT         1.92%       AFTER REIMBURSEMENT         1.65%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through September 30, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.65% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after September 30, 2017.
If the total annual operating expense ratio of the Adviser Shares is lower than 1.65%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

10  | USAA EMERGING MARKETS FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                        LIPPER EMERGING                          USAA EMERGING MARKETS
                          MARKET FUNDS         MSCI EMERGING          FUND ADVISER
                             INDEX             MARKETS INDEX             SHARES
07/31/10                  $10,000.00            $10,000.00             $10,000.00
08/31/10                    9,805.45              9,809.16               9,516.13
09/30/10                   10,916.63             10,900.57              10,556.71
10/31/10                   11,254.57             11,218.03              10,801.25
11/30/10                   10,969.44             10,922.35              10,567.12
12/31/10                   11,682.33             11,703.05              11,294.94
01/31/11                   11,304.98             11,387.76              10,923.50
02/28/11                   11,199.74             11,283.25              10,787.48
03/31/11                   11,780.01             11,948.42              11,326.33
04/30/11                   12,203.30             12,321.66              11,608.83
05/31/11                   11,882.09             12,003.37              11,247.85
06/30/11                   11,727.70             11,823.76              11,049.05
07/31/11                   11,706.09             11,779.29              10,913.03
08/31/11                   10,744.54             10,730.96               9,871.95
09/30/11                    9,074.20              9,168.26               8,244.94
10/31/11                   10,187.02             10,383.57               9,265.09
11/30/11                    9,852.98              9,692.10               8,945.97
12/31/11                    9,535.77              9,576.22               8,571.56
01/31/12                   10,535.58             10,664.27               9,594.06
02/29/12                   11,163.03             11,305.03              10,094.43
03/31/12                   10,923.68             10,930.10               9,632.13
04/30/12                   10,789.77             10,801.35               9,458.09
05/31/12                    9,621.49              9,595.64               8,381.21
06/30/12                   10,067.25              9,970.49               8,729.29
07/31/12                   10,163.73             10,172.16               8,799.99
08/31/12                   10,235.34             10,142.77               8,783.68
09/30/12                   10,773.56             10,756.81               9,316.68
10/31/12                   10,743.46             10,692.66               9,120.88
11/30/12                   10,863.01             10,829.20               9,093.70
12/31/12                   11,453.02             11,359.99               9,616.54
01/31/13                   11,618.72             11,518.38               9,775.18
02/28/13                   11,509.46             11,375.33               9,813.47
03/31/13                   11,388.13             11,157.14               9,611.07
04/30/13                   11,550.55             11,270.53               9,660.30
05/31/13                   11,253.64             10,986.68               9,490.72
06/30/13                   10,535.91             10,292.48               8,801.49
07/31/13                   10,703.22             10,405.59               8,921.83
08/31/13                   10,357.08             10,230.96               8,681.14
09/30/13                   11,104.31             10,899.53               9,326.62
10/31/13                   11,587.87             11,430.68               9,725.94
11/30/13                   11,395.03             11,264.43               9,632.95
12/31/13                   11,305.24             11,102.49               9,535.75
01/31/14                   10,545.16             10,384.01               8,812.77
02/28/14                   10,931.79             10,730.18               9,064.72
03/31/14                   11,256.39             11,061.96               9,404.30
04/30/14                   11,329.46             11,103.14               9,404.30
05/31/14                   11,745.63             11,493.22               9,902.72
06/30/14                   12,043.70             11,803.78              10,160.15
07/31/14                   12,121.33             12,041.71              10,154.67
08/31/14                   12,456.34             12,317.89              10,417.58
09/30/14                   11,614.44             11,407.41               9,557.66
10/31/14                   11,726.50             11,543.24               9,721.98
11/30/14                   11,614.52             11,421.83               9,535.75
12/31/14                   11,004.67             10,900.83               8,840.59
01/31/15                   11,047.80             10,967.06               8,746.25
02/28/15                   11,362.54             11,307.96               8,890.54
03/31/15                   11,120.46             11,149.42               8,701.85
04/30/15                   11,809.61             12,009.78               9,340.06
05/31/15                   11,456.72             11,356.80               9,101.43
06/30/15                   11,194.13             11,061.87               8,929.39
07/31/15                   10,565.84             10,295.07               8,402.17
08/31/15                    9,606.40              9,363.90               7,630.77
09/30/15                    9,323.68              9,082.22               7,397.68
10/31/15                    9,937.03              9,730.07               7,952.65
11/30/15                    9,663.09              9,350.52               7,813.91
12/31/15                    9,409.50              9,142.08               7,573.00
01/31/16                    8,915.59              8,548.98               7,205.00
02/29/16                    8,848.08              8,535.01               7,110.00
03/31/16                    9,942.39              9,664.42               7,964.00
04/30/16                   10,097.78              9,716.95               8,165.00
05/31/16                    9,784.79              9,354.48               7,919.00
06/30/16                   10,225.76              9,728.35               8,260.00
07/31/16                   10,728.35             10,217.91               8,589.00
08/31/16                   10,893.74             10,471.85               8,790.00
09/30/16                   11,062.73             10,606.50               8,941.00
10/31/16                   11,054.72             10,631.79               8,924.00
11/30/16                   10,509.33             10,142.39               8,489.00

                                   [END CHART]

                      Data from 7/31/10 through 11/30/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Emerging Markets Fund Adviser Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Emerging Markets Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the Lipper Emerging Markets Funds Index and the MSCI Emerging Markets Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                        o TOP 10 INDUSTRIES - 11/30/16 o
                                (% of Net Assets)

Diversified Banks ........................................................ 19.3%
Internet Software & Services .............................................  7.7%
Semiconductors ...........................................................  5.4%
Integrated Oil & Gas .....................................................  4.4%
Wireless Telecommunication Services ......................................  3.7%
Technology Hardware, Storage, & Peripherals ..............................  3.5%
Automobile Manufacturers .................................................  3.3%
Pharmaceuticals ..........................................................  3.2%
Oil & Gas Exploration & Production .......................................  2.8%
Life & Health Insurance ..................................................  2.0%

                      o TOP 10 EQUITY HOLDINGS - 11/30/16 o
                                (% of Net Assets)

Samsung Electronics Co. Ltd. .............................................. 2.9%
Sberbank of Russia PJSC ................................................... 2.8%
Baidu, Inc. ADR ........................................................... 2.0%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR ........................... 1.7%
NetEase, Inc. ADR ......................................................... 1.6%
Ping An Insurance (Group) Co. of China Ltd. "H" ........................... 1.5%
Brilliance China Automotive Holdings Ltd. ................................. 1.5%
Tencent Holdings Ltd. ..................................................... 1.5%
Alibaba Group Holding Ltd. ADR ............................................ 1.5%
Bank Rakyat Indonesia (Persero) Tbk PT .................................... 1.4%

You will find a complete list of securities that the Fund owns on pages 14-25.

================================================================================

12  | USAA EMERGING MARKETS FUND

================================================================================

                        o COUNTRY ALLOCATION - 11/30/16 o

                        [PIE CHART OF COUNTRY ALLOCATION]

CHINA                                                                      21.9%
SOUTH KOREA                                                                11.5%
INDIA                                                                       9.8%
RUSSIA                                                                      9.7%
TAIWAN                                                                      8.0%
BRAZIL                                                                      7.3%
TURKEY                                                                      4.4%
INDONESIA                                                                   4.1%
MEXICO                                                                      3.5%
OTHER*                                                                     19.2%

                                   [END CHART]

*Includes countries with less than 3% of portfolio and money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

PORTFOLIO OF INVESTMENTS

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (96.8%)

              COMMON STOCKS (95.8%)

              CONSUMER DISCRETIONARY (13.2%)
              ------------------------------
              ADVERTISING (0.3%)
     29,694   Innocean Worldwide, Inc.(a)                                                        $ 1,582
    829,819   ITE Group plc(a)                                                                     1,526
                                                                                                 -------
                                                                                                   3,108
                                                                                                 -------
              APPAREL, ACCESSORIES & LUXURY GOODS (1.3%)
    374,000   Bon Fame Co. Ltd.(a)                                                                 1,794
 26,624,000   Bosideng International Holdings Ltd.(a),(b)                                          2,503
  1,924,000   Regina Miracle International Holdings Ltd.(a),(c)                                    1,893
    704,100   Samsonite International S.A.(a)                                                      2,203
    390,000   Shenzhou International Group(a)                                                      2,396
     56,034   Youngone Corp.(a)                                                                    1,320
                                                                                                 -------
                                                                                                  12,109
                                                                                                 -------
              AUTO PARTS & EQUIPMENT (1.7%)
    456,936   Hota Industrial Manufacturing Co., Ltd.(a)                                           1,754
     49,922   Hyundai Mobis Co. Ltd.(a)                                                           10,617
  2,033,000   Nexteer Automotive Group Ltd.(a)                                                     2,546
                                                                                                 -------
                                                                                                  14,917
                                                                                                 -------
              AUTOMOBILE MANUFACTURERS (3.0%)
  9,723,722   Brilliance China Automotive Holdings Ltd.(a)                                        13,596
  2,712,000   Dongfeng Motor Group Co. Ltd."H"(a)                                                  2,755
     72,060   KIA Motors Corp.(a)                                                                  2,303
    220,511   Tata Motors Ltd. ADR                                                                 7,292
    178,191   Tofas Turk Otomobil Fabrikasi A.S.(a)                                                1,113
                                                                                                 -------
                                                                                                  27,059
                                                                                                 -------
              CABLE & SATELLITE (0.2%)
    297,824   Cyfrowy Polsat S.A.*(a)                                                              1,709
                                                                                                 -------
              CASINOS & GAMING (0.3%)
    893,400   Genting Malaysia Berhad(a)                                                             933
  3,420,000   NagaCorp Ltd.(a)                                                                     2,107
                                                                                                 -------
                                                                                                   3,040
                                                                                                 -------

================================================================================

14  | USAA EMERGING MARKETS FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              DEPARTMENT STORES (0.8%)
  2,339,500   Lifestyle China Group Ltd.*(a)                                                     $   603
  2,339,500   Lifestyle International Holdings Ltd.(a)                                             3,002
    251,000   Lojas Renner S.A.                                                                    1,668
    128,262   Poya International Co. Ltd.(a)                                                       1,605
                                                                                                 -------
                                                                                                   6,878
                                                                                                 -------
              EDUCATION SERVICES (1.6%)
    560,500   Estacio Participacoes S.A.                                                           2,781
    201,850   New Oriental Education & Technology Group, Inc. ADR*                                10,127
    283,000   Ser Educacional S.A.                                                                 1,698
                                                                                                 -------
                                                                                                  14,606
                                                                                                 -------
              FOOTWEAR (0.3%)
    491,500   Alpargatas S.A.                                                                      1,489
    332,000   Yue Yuen Industrial Holdings Ltd.(a)                                                 1,196
                                                                                                 -------
                                                                                                   2,685
                                                                                                 -------
              HOMEBUILDING (0.1%)
  1,496,390   URBI, Desarrollos Urbanos, S.A. de C.V.* (b),(c)                                       928
     61,905   Viver Incorporadora e Construtora S.A.                                                  34
                                                                                                 -------
                                                                                                     962
                                                                                                 -------
              HOTELS, RESORTS & CRUISE LINES (0.2%)
    254,600   CVC Brasil Operadora e Agencia de Viagens S.A.                                       1,791
                                                                                                 -------
              HOUSEHOLD APPLIANCES (0.2%)
    939,000   Basso Industry Corp.(a)                                                              2,178
                                                                                                 -------
              INTERNET RETAIL (0.2%)
    972,000   Cogobuy Group*(a)                                                                    1,478
                                                                                                 -------
              LEISURE FACILITIES (0.2%)
  4,730,036   DXB Entertainments PJSC*(a)                                                          1,889
                                                                                                 -------
              MOTORCYCLE MANUFACTURERS (0.6%)
    128,871   Bajaj Auto Ltd.(a)                                                                   5,077
                                                                                                 -------
              MOVIES & ENTERTAINMENT (0.2%)
    412,220   Inox Leisure Ltd.*(a)                                                                1,415
                                                                                                 -------
              RESTAURANTS (0.5%)
    506,000   Alsea S.A.B. de C.V.                                                                 1,486
    238,281   Arcos Dorados Holdings, Inc."A"*                                                     1,406
  1,050,800   International Meal Co. Alimentacao S.A.*                                             1,662
                                                                                                 -------
                                                                                                   4,554
                                                                                                 -------
              SPECIALIZED CONSUMER SERVICES (0.2%)
    163,737   Seoul Auction Co. Ltd.(a)                                                            1,419
                                                                                                 -------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              SPECIALTY STORES (0.8%)
  5,591,100   Beauty Community PCL NVDR(a)                                                      $  1,720
  2,827,400   Chow Tai Fook Jewellery Group Ltd.(a)                                                2,313
    869,000   Luk Fook Holdings International Ltd.(a)                                              2,514
    147,360   PC Jeweller Ltd.(a)                                                                    796
                                                                                                --------
                                                                                                   7,343
                                                                                                --------
              TEXTILES (0.5%)
  1,876,000   Best Pacific International Holdings Ltd. "H"(a)                                      1,533
    418,974   Himatsingka Seide Ltd.(a)                                                            1,728
  1,769,000   Weiqiao Textile Co. Ltd. "H"(a)                                                      1,151
                                                                                                --------
                                                                                                   4,412
                                                                                                --------
              Total Consumer Discretionary                                                       118,629
                                                                                                --------
              CONSUMER STAPLES (4.7%)
              -----------------------
              BREWERS (0.5%)
    975,600   Ambev S.A. ADR                                                                       4,868
                                                                                                --------
              FOOD RETAIL (1.3%)
     37,897   GS Retail Co. Ltd.(a)                                                                1,533
    325,904   X5 Retail Group N.V. GDR*(a)                                                         9,777
                                                                                                --------
                                                                                                  11,310
                                                                                                --------
              HOUSEHOLD PRODUCTS (0.5%)
  2,335,000   Kimberly-Clark de Mexico S.A. de C.V. "A"                                            4,085
                                                                                                --------
              HYPERMARKETS & SUPER CENTERS (0.5%)
    292,325   Cia Brasileira de Distribuicao                                                       4,719
                                                                                                --------
              PACKAGED FOODS & MEAT (1.4%)
     71,036   Adecoagro S.A.*                                                                        780
     20,951   Binggrae Co. Ltd.(a)                                                                 1,153
     32,833   Britannia Industries Ltd.(a)                                                         1,461
    504,362   CCL Products India Ltd.(a)                                                           1,894
    549,100   Malee Group PCL Ltd. NVDR(a)                                                         1,724
    143,536   Manpasand Beverages Ltd.(a)                                                          1,291
  1,496,536   Marfrig Global Foods S.A.*                                                           2,881
    188,646   Ulker Biskuvi Sanayi A.S.(a)                                                           946
                                                                                                --------
                                                                                                  12,130
                                                                                                --------
              PERSONAL PRODUCTS (0.2%)
    279,100   Natura Cosmeticos S.A.                                                               2,162
                                                                                                --------
              TOBACCO (0.3%)
     32,116   KT&G Corp.(a)                                                                        2,885
                                                                                                --------
              Total Consumer Staples                                                              42,159
                                                                                                --------

================================================================================

16  | USAA EMERGING MARKETS FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              ENERGY (8.3%)
              -------------
              COAL & CONSUMABLE FUELS (0.8%)
  2,733,000   China Shenhua Energy Co. Ltd. "H"(a)                                               $ 5,649
  1,025,700   United Tractors Tbk PT(a)                                                            1,586
                                                                                                 -------
                                                                                                   7,235
                                                                                                 -------
              INTEGRATED OIL & GAS (4.0%)
    625,109   Galp Energia SGPS S.A.(a)                                                            8,495
    579,622   Gazprom PAO ADR                                                                      2,689
    868,250   Gazprom PAO ADR(a)                                                                   3,993
    208,069   Lukoil PJSC ADR                                                                     10,239
     98,500   Petroleo Brasileiro S.A.*                                                              466
    591,535   YPF S.A. ADR                                                                        10,050
                                                                                                 -------
                                                                                                  35,932
                                                                                                 -------
              OIL & GAS EQUIPMENT & SERVICES (0.1%)
  2,019,000   Hilong Holding Ltd.(a)                                                                 544
                                                                                                 -------
              OIL & GAS EXPLORATION & PRODUCTION (2.8%)
  8,626,000   CNOOC Ltd.(a)                                                                       11,362
    109,801   NovaTek OAO GDR(a)                                                                  12,934
    125,646   Oil and Natural Gas Corp. Ltd.(a)                                                      527
                                                                                                 -------
                                                                                                  24,823
                                                                                                 -------
              OIL & GAS REFINING & MARKETING (0.6%)
    205,436   Reliance Industries Ltd. GDR(a),(c)                                                  5,886
                                                                                                 -------
              Total Energy                                                                        74,420
                                                                                                 -------
              FINANCIALS (22.4%)
              ------------------
              CONSUMER FINANCE (0.4%)
     33,673   Kruk S.A.(a)                                                                         1,638
    612,900   Unifin Financiera, S.A.P.I. DE C.V., SOFOM, E.N.R.                                   1,484
                                                                                                 -------
                                                                                                   3,122
                                                                                                 -------
              DIVERSIFIED BANKS (19.2%)
 25,951,653   Agricultural Bank of China Ltd."H"(a)                                               10,856
    591,036   Akbank T.A.S.(a)                                                                     1,294
    348,772   Axis Bank Ltd. GDR(a)                                                               12,102
  1,043,795   Banco do Brasil S.A.                                                                 8,796
     33,600   Banco Latinoamericano de Exportaciones S.A."E"                                         957
    202,776   Bancolombia S.A. ADR                                                                 6,793
    521,700   Bangkok Bank Public Co. Ltd. NVDR(a)                                                 2,277
  7,802,795   Bank Mandiri (Persero) Tbk PT(a)                                                     6,024
 16,140,600   Bank Rakyat Indonesia (Persero) Tbk PT(a)                                           12,996
     50,541   BGEO Group PLC(a)                                                                    1,870
 15,052,000   China Construction Bank Corp."H"(a)                                                 11,194

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
    868,053   Commercial International Bank GDR(a)                                              $  3,344
     54,900   Credicorp Ltd.                                                                       8,602
    131,303   Erste Group Bank AG(a)                                                               3,652
    255,570   Grupo Aval Acciones Y Valores ADR                                                    1,937
    390,965   Grupo Aval Acciones Y Valores S.A.                                                     148
  1,313,500   Grupo Financiero Banorte S.A."O"                                                     6,299
     55,824   Hana Financial Group, Inc.(a)                                                        1,546
  1,026,564   ICICI Bank Ltd. ADR                                                                  8,048
  4,304,900   Jasmine Broadband Internet Infrastructure Fund(d)                                    1,400
    294,100   Kasikornbank PCL NVDR(a)                                                             1,394
     20,295   KB Financial Group, Inc.(a)                                                            737
    232,740   OTP Bank plc(a)                                                                      6,260
 10,239,250   Sberbank of Russia PJSC(d)                                                          25,339
    273,471   Sberbank of Russia PJSC ADR                                                          2,758
    244,016   Shinhan Financial Group Co. Ltd.(a)                                                  9,217
    456,777   Standard Bank Group Ltd.(a)                                                          4,897
     92,773   Standard Chartered plc*(a)                                                             744
  2,907,997   Turkiye Garanti Bankasi A.S.(a)                                                      6,144
  2,369,035   Turkiye Is Bankasi "C"(a)                                                            3,311
  1,537,800   Turkiye Vakiflar Bankasi T.A.O. "D"(a)                                               1,857
                                                                                                --------
                                                                                                 172,793
                                                                                                --------
              LIFE & HEALTH INSURANCE (2.0%)
    751,409   Hanwha Life Insurance Co. Ltd.(a)                                                    4,301
  2,538,500   Ping An Insurance (Group) Co. of China Ltd."H"(a)                                   14,008
                                                                                                --------
                                                                                                  18,309
                                                                                                --------
              MULTI-LINE INSURANCE (0.2%)
  4,823,500   Tune Protect Group Berhad(a)                                                         1,585
                                                                                                --------
              MULTI-SECTOR HOLDINGS (0.6%)
  4,036,000   First Pacific Co. Ltd.(a)                                                            2,845
    216,110   Haci Omer Sabanci Holdings A.S.(a)                                                     549
 12,494,300   Metro Pacific Investments Corp.(a)                                                   1,557
                                                                                                --------
                                                                                                   4,951
                                                                                                --------
              Total Financials                                                                   200,760
                                                                                                --------
              HEALTH CARE (4.6%)
              ------------------
              HEALTH CARE EQUIPMENT (0.3%)
     42,035   DIO Corp.*(a)                                                                        1,459
     56,189   Value Added Technology Co. Ltd.(a)                                                   1,604
                                                                                                --------
                                                                                                   3,063
                                                                                                --------
              HEALTH CARE FACILITIES (0.8%)
 24,854,800   Chularat Hospital PCL NVDR(a)                                                        2,015
    483,173   HealthCare Global Enterprises Ltd.*(a)                                               1,754

================================================================================

18  | USAA EMERGING MARKETS FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
    751,375   Life Healthcare Group Holdings Ltd.(a)                                             $ 1,649
  7,882,100   Mitra Keluarga Karyasehat Tbk PT(a)                                                  1,454
                                                                                                 -------
                                                                                                   6,872
                                                                                                 -------
              HEALTH CARE SUPPLIES (0.3%)
    390,000   Bioteque Corp.(a)                                                                    1,443
    672,000   United Orthopedic Corp.(a)                                                           1,335
                                                                                                 -------
                                                                                                   2,778
                                                                                                 -------
              PHARMACEUTICALS (3.2%)
     52,898   Ajanta Pharma Ltd.(a)                                                                1,477
    962,814   Aurobindo Pharma Ltd.(a)                                                            10,506
  1,673,000   China Animal Healthcare Ltd.*(b),(d)                                                   490
  4,418,000   China Medical System Holdings Ltd.(a)                                                7,361
    583,400   Glenmark Pharmaceuticals Ltd.(a)                                                     7,494
    578,447   Suven Life Sciences Ltd.(a)                                                          1,547
                                                                                                 -------
                                                                                                  28,875
                                                                                                 -------
              Total Health Care                                                                   41,588
                                                                                                 -------
              INDUSTRIALS (7.1%)
              ------------------
              AEROSPACE & DEFENSE (1.4%)
  2,638,459   Aselsan Elektronik Sanayi Ve Ticaret A.S.(a)                                         8,485
    222,265   Embraer S.A. ADR                                                                     4,354
                                                                                                 -------
                                                                                                  12,839
                                                                                                 -------
              AGRICULTURAL & FARM MACHINERY (0.2%)
  1,269,051   Jain Irrigation Systems Ltd.(a)                                                      1,664
                                                                                                 -------
              AIR FREIGHT & LOGISTICS (0.2%)
  1,408,000   Kerry TJ Logistics Co. Ltd.(a)                                                       1,946
                                                                                                 -------
              AIRLINES (0.2%)
     24,334   Copa Holdings S.A."A"                                                                2,162
                                                                                                 -------
              AIRPORT SERVICES (0.0%)
     67,567   TAV Havalimanlari Holding A.S.(a)                                                      253
                                                                                                 -------
              BUILDING PRODUCTS (0.2%)
 32,480,300   Arwana Citramulia Tbk PT(a)                                                          1,383
                                                                                                 -------
              CONSTRUCTION & ENGINEERING (1.7%)
  8,495,700   Adhi Karya Persero Tbk PT(a)                                                         1,195
  6,679,713   China State Construction International Holdings Ltd.(a)                             10,787
     42,565   Hyundai Engineering and Construction Co. Ltd.(a)                                     1,429
    916,219   KEC International Ltd.(a)                                                            1,943
                                                                                                 -------
                                                                                                  15,354
                                                                                                 -------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.1%)
     68,916   China Yuchai International Ltd.                                                        861
                                                                                                 -------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              DIVERSIFIED SUPPORT SERVICES (0.1%)
    672,920   Blue Label Telecoms Ltd.(a)                                                        $   910
                                                                                                 -------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
    107,898   Vitzrocell Co. Ltd.(a)                                                               1,181
                                                                                                 -------
              HIGHWAYS & RAILTRACKS (0.6%)
  1,282,000   CCR S.A.                                                                             5,576
                                                                                                 -------
              INDUSTRIAL CONGLOMERATES (0.9%)
    163,391   Bidvest Group Ltd.(a)                                                                1,884
    321,380   Koc Holding A.S. ADR                                                                 5,801
                                                                                                 -------
                                                                                                   7,685
                                                                                                 -------
              INDUSTRIAL MACHINERY (0.2%)
  5,691,400   SKP Resources Berhad(a)                                                              1,744
                                                                                                 -------
              RAILROADS (0.2%)
    366,710   Globaltrans Investment plc GDR                                                       2,035
                                                                                                 -------
              TRUCKING (1.0%)
      9,803   CJ Korea Express Corp.*(a)                                                           1,547
    679,180   Localiza Rent a Car S.A.                                                             6,960
                                                                                                 -------
                                                                                                   8,507
                                                                                                 -------
              Total Industrials                                                                   64,100
                                                                                                 -------
              INFORMATION TECHNOLOGY (24.1%)
              ------------------------------
              APPLICATION SOFTWARE (0.1%)
  4,681,100   Xurpas, Inc.(a)                                                                        911
                                                                                                 -------
              COMMUNICATIONS EQUIPMENT (0.2%)
    753,425   Wistron NeWeb Corp.(a)                                                               2,228
                                                                                                 -------
              DATA PROCESSING & OUTSOURCED SERVICES (1.1%)
    789,284   Cielo S.A. ADR                                                                       6,855
  2,676,600   My E.G. Services Berhad(a)                                                           1,347
     61,017   NICE Information & Telecommunication, Inc.(a)                                        1,731
                                                                                                 -------
                                                                                                   9,933
                                                                                                 -------
              ELECTRONIC COMPONENTS (1.5%)
    586,400   KCE Electronics PCL NVDR(a)                                                          1,980
     70,406   Largan Precision Co. Ltd.(a)                                                         8,091
 11,780,000   Tongda Group Holdings Ltd.(a)                                                        3,454
                                                                                                 -------
                                                                                                  13,525
                                                                                                 -------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
  4,356,000   Wasion Group Holdings Ltd.(a)                                                        2,741
                                                                                                 -------

================================================================================

20  | USAA EMERGING MARKETS FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              ELECTRONIC MANUFACTURING SERVICES (1.6%)
  1,171,246   AAC Technologies Holdings, Inc.(a)                                                $ 10,580
    736,795   Hon Hai Precision Industry Co. Ltd. GDR "S"(a)                                       3,691
                                                                                                --------
                                                                                                  14,271
                                                                                                --------
              HOME ENTERTAINMENT SOFTWARE (1.1%)
     44,161   NCsoft Corp.(a)                                                                     10,269
                                                                                                --------
              INTERNET SOFTWARE & SERVICES (7.7%)
    141,740   Alibaba Group Holding Ltd. ADR*                                                     13,326
    105,611   Baidu, Inc. ADR*                                                                    17,632
     65,020   NetEase, Inc. ADR                                                                   14,571
    542,500   Tencent Holdings Ltd.(a)                                                            13,508
    516,001   Yandex N.V. "A"*                                                                     9,809
                                                                                                --------
                                                                                                  68,846
                                                                                                --------
              IT CONSULTING & OTHER SERVICES (1.1%)
    151,737   EOH Holdings Ltd.(a)                                                                 1,779
    435,360   HCL Technologies Ltd.(a)                                                             5,120
     82,625   Tata Consultancy Services Ltd.(a)                                                    2,742
                                                                                                --------
                                                                                                   9,641
                                                                                                --------
              SEMICONDUCTOR EQUIPMENT (0.3%)
     78,015   Viatron Technologies, Inc.(a)                                                        1,471
     93,958   Wonik IPS Co. Ltd.*(a)                                                               1,697
                                                                                                --------
                                                                                                   3,168
                                                                                                --------
              SEMICONDUCTORS (5.4%)
  5,632,000   Advanced Semiconductor Engineering, Inc.(a)                                          6,019
    837,000   Richwave Technology Corp.(a)                                                         1,447
     95,795   Silicon Motion Technology Corp. ADR                                                  4,406
    221,457   SK Hynix, Inc.(a)                                                                    8,067
  2,208,267   Taiwan Semiconductor Manufacturing Co. Ltd.(a)                                      12,653
    526,500   Taiwan Semiconductor Manufacturing Co. Ltd. ADR                                     15,632
                                                                                                --------
                                                                                                  48,224
                                                                                                --------
              SYSTEMS SOFTWARE (0.0%)
     15,279   NIIT Technologies Ltd.                                                                  95
                                                                                                --------
              TECHNOLOGY DISTRIBUTORS (0.2%)
    452,756   DataTec Ltd.(a)                                                                      1,448
                                                                                                --------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (3.5%)
    737,000   Catcher Technology Co. Ltd.(a)                                                       5,353
     17,380   Samsung Electronics Co. Ltd.(a)                                                     25,715
                                                                                                --------
                                                                                                  31,068
                                                                                                --------
              Total Information Technology                                                       216,368
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              MATERIALS (3.9%)
              ----------------
              COMMODITY CHEMICALS (0.2%)
  4,060,600   Eastern Polymer Group NVDR(a)                                                      $ 1,510
                                                                                                 -------
              CONSTRUCTION MATERIALS (1.5%)
  2,662,500   Anhui Conch Cement Co. Ltd."H"(a)                                                    7,694
    528,289   Cemex S.A.B. de C.V. ADR*                                                            4,126
  2,210,100   Semen Gresik (Perssero) Tbk PT(a)                                                    1,444
                                                                                                 -------
                                                                                                  13,264
                                                                                                 -------
              DIVERSIFIED METALS & MINING (1.0%)
    379,520   Freeport-McMoRan, Inc.*                                                              5,826
  1,283,700   Grupo Mexico S.A.B. de C.V. "B"                                                      3,516
                                                                                                 -------
                                                                                                   9,342
                                                                                                 -------
              FOREST PRODUCTS (0.1%)
  3,971,800   Heveaboard Berhad(a)                                                                 1,336
                                                                                                 -------
              METAL & GLASS CONTAINERS (0.2%)
     45,224   Yonwoo Co. Ltd.*(a)                                                                  1,425
                                                                                                 -------
              SPECIALTY CHEMICALS (0.4%)
    135,950   Aarti Industries Ltd.(a)                                                             1,447
     24,287   Hansol Chemical Co. Ltd.(a)                                                          1,809
                                                                                                 -------
                                                                                                   3,256
                                                                                                 -------
              STEEL (0.5%)
     10,170   POSCO(a)                                                                             2,177
     62,018   Ternium S.A. ADR                                                                     1,519
    354,000   Yeong Guan Energy Technology Group Co. Ltd.(a)                                       1,187
                                                                                                 -------
                                                                                                   4,883
                                                                                                 -------
              Total Materials                                                                     35,016
                                                                                                 -------
              REAL ESTATE (1.2%)
              ------------------
              REITs - INDUSTRIAL (0.5%)
  2,344,276   Macquarie Mexico Real Estate Management S.A de C.V.                                  2,349
  1,794,316   Pla Administradora Industria                                                         2,475
                                                                                                 -------
                                                                                                   4,824
                                                                                                 -------
              REITs - RESIDENTIAL (0.7%)
  7,556,555   Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.(a)                                    6,329
                                                                                                 -------
              Total Real Estate                                                                   11,153
                                                                                                 -------
              TELECOMMUNICATION SERVICES (5.5%)
              ---------------------------------
              ALTERNATIVE CARRIERS (0.2%)
  6,140,000   Citic Telecom International(a)                                                       2,021
                                                                                                 -------

================================================================================

22  | USAA EMERGING MARKETS FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (1.6%)
    181,476   02 Czech Republic A.S.(a)                                                         $  1,666
    169,878   Hellenic Telecommunications Organization S.A.(a)                                     1,543
  1,947,500   HKBN Ltd.(a)                                                                         2,206
    451,329   Magyar Telekom Telecommunications plc(a)                                               753
    292,500   Telekomunikasi Indonesia (Persero) Tbk PT ADR                                        8,219
                                                                                                --------
                                                                                                  14,387
                                                                                                --------
              WIRELESS TELECOMMUNICATION SERVICES (3.7%)
    251,063   America Movil S.A.B. de C.V. ADR "L"                                                 3,040
    313,100   China Mobile Ltd.(a)                                                                 3,424
    149,565   China Mobile Ltd. ADR                                                                8,180
    103,364   Empresa Nacional de Telecomunicaciones S.A.*                                         1,138
    668,936   Mobile TeleSystems ADR                                                               5,238
    820,383   Mobile TeleSystems PJSC(d)                                                           2,957
     74,180   PLDT Inc. ADR                                                                        1,965
    140,597   TIM Participacoes S.A. ADR                                                           1,710
    487,900   Turkcell Iletisim Hizmetleri A.S. ADR*                                               3,220
 12,451,762   XL Axiata Tbk PT*(a)                                                                 2,118
                                                                                                --------
                                                                                                  32,990
                                                                                                --------
              Total Telecommunication Services                                                    49,398
                                                                                                --------
              UTILITIES (0.8%)
              ----------------
              ELECTRIC UTILITIES (0.6%)
     46,400   Companhia Paranaense de Energia                                                        288
     22,651   Companhia Paranaense de Energia ADR                                                    193
     90,700   Companhia Paranaense de Energia-Copel                                                  776
 23,236,212   Enel Chile S.A.                                                                      2,200
     30,183   Reliance Infrastructure Ltd.(a)                                                        211
     83,444   Reliance Infrastructure Ltd. GDR                                                     1,756
                                                                                                --------
                                                                                                   5,424
                                                                                                --------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.2%)
  4,596,557   Adani Power Ltd.*(a)                                                                 1,923
                                                                                                --------
              Total Utilities                                                                      7,347
                                                                                                --------
              Total Common Stocks (cost: $787,317)                                               860,938
                                                                                                --------

              PREFERRED STOCKS (1.0%)

              CONSUMER DISCRETIONARY (0.3%)
              -----------------------------
              AUTOMOBILE MANUFACTURERS (0.3%)
     38,050   Hyundai Motor Co. Ltd.(a)                                                            3,121
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              ENERGY (0.4%)
              -------------
              INTEGRATED OIL & GAS (0.4%)
     98,934   Petroleo Brasileiro S.A. ADR*                                                     $    928
  5,367,000   Surgutneftegas(d)                                                                    2,639
                                                                                                --------
                                                                                                   3,567
                                                                                                --------
              Total Energy                                                                         3,567
                                                                                                --------
              FINANCIALS (0.1%)
              -----------------
              DIVERSIFIED BANKS (0.1%)
     76,507   Banco Bradesco S.A.                                                                    673
                                                                                                --------
              TELECOMMUNICATION SERVICES (0.2%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
    113,660   Telefonica Brasil S.A. ADR                                                           1,483
                                                                                                --------
              Total Preferred Stocks (cost: $9,443)                                                8,844
                                                                                                --------
              Total Equity Securities (cost: $796,760)                                           869,782
                                                                                                --------

              MONEY MARKET INSTRUMENTS (2.6%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (2.6%)
 23,199,771   State Street Institutional Treasury Money Market Fund Premier Class, 0.25%(e)
                (cost: $23,200)                                                                   23,200
                                                                                                --------

              TOTAL INVESTMENTS (COST: $819,960)                                                $892,982
                                                                                                ========

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                    VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                                    LEVEL 1       LEVEL 2      LEVEL 3       TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                                          $318,301      $542,147         $490    $860,938
  Preferred Stocks                                          3,084         5,760            -       8,844

Money Market Instruments:
  Government & U.S. Treasury Money Market Funds            23,200             -            -      23,200
--------------------------------------------------------------------------------------------------------
Total                                                    $344,585      $547,907         $490    $892,982
--------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

================================================================================

24  | USAA EMERGING MARKETS FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                  RECONCILIATION OF LEVEL 3 INVESTMENTS
--------------------------------------------------------------------------------------------------------
                                                                                           COMMON STOCKS
--------------------------------------------------------------------------------------------------------
Balance as of May 31, 2016                                                                       $ 1,713
Purchases                                                                                              -
Sales                                                                                                  -
Transfers into Level 3                                                                                 -
Transfers out of Level 3                                                                          (1,142)
Net realized gain (loss) on investments                                                                -
Change in net unrealized appreciation/(depreciation) of investments                                  (81)
--------------------------------------------------------------------------------------------------------
Balance as of November 30, 2016                                                                  $   490
--------------------------------------------------------------------------------------------------------

                           FAIR VALUE LEVEL TRANSFERS
                           --------------------------

For the period of June 1, 2016, through November 30, 2016, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                           TRANSFERS INTO      TRANSFERS INTO     TRANSFERS INTO
                                 (OUT OF)           (OUT OF)            (OUT OF)
ASSETS ($ IN 000s)                LEVEL 1            LEVEL 2             LEVEL 3
--------------------------------------------------------------------------------
Common Stocks(I),(II)          $(449,843)           $450,985             $(1,142)
Preferred Stocks(I)               (3,164)              3,164                   -
--------------------------------------------------------------------------------
Total                          $(453,007)           $454,149             $(1,142)
--------------------------------------------------------------------------------

(I)Transferred from Level 1 to Level 2 due to an assessment of events at the end of the current reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets.

(II) Transferred from Level 3 to Level 1 due to the availability of significant observable valuation inputs once securities began actively trading.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.
    GDR Global depositary receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.
    NVDR Non-voting depositary receipts are receipts issued by Thai NVDR Company Limited.
    REIT   Real estate investment trust

o   SPECIFIC NOTES

    (a) Securities with a value of $544,941,000, which represented 60.7% of the Fund's net assets, were classified as Level 2 at November 30, 2016, due to the prices being adjusted to take into account significant market movements following the close of local trading.

================================================================================

26  | USAA EMERGING MARKETS FUND

================================================================================

    (b) Security deemed illiquid by the USAA Asset Management Company
        (the Manager), under liquidity guidelines approved by the USAA Mutual Funds Trust's Board of Trustees (the Board). The aggregate market value of these securities at November 30, 2016, was $3,921,000, which represented 0.4% of the Fund's net assets.

    (c) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (d) Security was fair valued at November 30, 2016, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $32,825,000, which represented 3.7% of the Fund's net assets.

    (e) Rate represents the money market fund annualized seven-day yield at November 30, 2016.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  27

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $819,960)                              $  892,982
   Cash                                                                                               11
   Cash denominated in foreign currencies (identified cost of $976)                                  964
   Receivables:
       Capital shares sold                                                                         8,000
       USAA Asset Management Company (Note 6D)                                                         2
       Dividends and interest                                                                      1,240
       Securities sold                                                                               490
                                                                                              ----------
           Total assets                                                                          903,689
                                                                                              ----------
LIABILITIES
   Payables:
       Securities purchased                                                                        3,777
       Capital shares redeemed                                                                       381
   Unrealized depreciation on foreign currency contracts held, at value                                9
   Accrued management fees                                                                           704
   Accrued transfer agent's fees                                                                      26
   Other accrued expenses and payables                                                               860
                                                                                              ----------
           Total liabilities                                                                       5,757
                                                                                              ----------
               Net assets applicable to capital shares outstanding                            $  897,932
                                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $1,067,672
   Accumulated undistributed net investment income                                                 6,049
   Accumulated net realized loss on investments                                                 (248,276)
   Net unrealized appreciation of investments                                                     73,022
   Net unrealized depreciation of foreign currency translations                                     (535)
                                                                                              ----------
               Net assets applicable to capital shares outstanding                            $  897,932
                                                                                              ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $318,504/20,866 capital shares outstanding, no par value)   $    15.26
                                                                                              ==========
       Institutional Shares (net assets of $575,223/37,719 capital shares outstanding,
           no par value)                                                                      $    15.25
                                                                                              ==========
       Adviser Shares (net assets of $4,205/277 capital shares outstanding, no par value)     $    15.21
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

28  | USAA EMERGING MARKETS FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Six-month period ended November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $1,327)                   $11,708
   Interest                                                                   52
                                                                         -------
       Total income                                                       11,760
                                                                         -------
EXPENSES
   Management fees                                                         4,721
   Administration and servicing fees:
       Fund Shares                                                           246
       Institutional Shares                                                  316
       Adviser Shares                                                          3
   Transfer agent's fees:
       Fund Shares                                                           485
       Institutional Shares                                                  315
   Distribution and service fees (Note 6F):
       Adviser Shares                                                          5
   Custody and accounting fees:
       Fund Shares                                                            49
       Institutional Shares                                                   99
       Adviser Shares                                                          1
   Postage:
       Fund Shares                                                            48
       Institutional Shares                                                   22
   Shareholder reporting fees:
       Fund Shares                                                            17
       Institutional Shares                                                    7
   Trustees' fees                                                             15
   Registration fees:
       Fund Shares                                                            16
       Institutional Shares                                                   26
       Adviser Shares                                                          8
   Professional fees                                                          80
   Other                                                                      12
                                                                         -------
           Total expenses                                                  6,491
   Expenses paid indirectly:
       Institutional Shares                                                   (1)
   Expenses reimbursed:
       Adviser Shares                                                         (3)
                                                                         -------
           Net expenses                                                    6,487
                                                                         -------
NET INVESTMENT INCOME                                                      5,273
                                                                         -------

================================================================================

                                                      FINANCIAL STATEMENTS |  29

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY

  Net realized loss on:
    Investments (net of foreign taxes withheld of $497)                   (5,441)
    Foreign currency transactions                                           (315)
  Change in net unrealized appreciation/(depreciation) of:
    Investments                                                           69,064
    Foreign currency translations                                            208
                                                                         -------
        Net realized and unrealized gain                                  63,516
                                                                         -------
  Increase in net assets resulting from operations                       $68,789
                                                                         =======

See accompanying notes to financial statements.

================================================================================

30  | USAA EMERGING MARKETS FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Six-month period ended November 30, 2016 (unaudited), and year ended
May 31, 2016

--------------------------------------------------------------------------------------------------------
                                                                            11/30/2016         5/31/2016
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                      $  5,273        $    8,918
   Net realized loss on investments                                             (5,441)         (103,358)
   Net realized loss on foreign currency transactions                             (315)             (959)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                              69,064           (50,166)
       Foreign currency translations                                               208               374
                                                                              --------------------------
       Increase (decrease) in net assets resulting from operations              68,789          (145,191)
                                                                              --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                                   -            (3,518)
       Institutional Shares                                                          -            (4,964)
       Adviser Shares                                                                -               (21)
                                                                              --------------------------
           Distributions to shareholders                                             -            (8,503)
                                                                              --------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                  (5,170)         (111,208)
   Institutional Shares                                                        (75,607)           32,769
   Adviser Shares                                                                   (4)              (20)
                                                                              --------------------------
       Total net decrease in net assets from capital share transactions        (80,781)          (78,459)
                                                                              --------------------------
   Net decrease in net assets                                                  (11,992)         (232,153)

NET ASSETS
   Beginning of period                                                         909,924         1,142,077
                                                                              --------------------------
   End of period                                                              $897,932        $  909,924
                                                                              ==========================
Accumulated undistributed net investment income:
   End of period                                                              $  6,049        $      776
                                                                              ==========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  31

================================================================================

NOTES TO FINANCIAL STATEMENTS

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Emerging Markets Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation.

The Fund consists of three classes of shares: Emerging Markets Fund Shares (Fund Shares), Emerging Markets Fund Institutional Shares (Institutional Shares), and Emerging Markets Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement

================================================================================

32  | USAA EMERGING MARKETS FUND

================================================================================

plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), exchange-traded notes (ETNs), and equity-linked structured notes,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

        except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s), if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices

================================================================================

34  | USAA EMERGING MARKETS FUND

================================================================================

        of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    5. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    6.  Repurchase agreements are valued at cost.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

        securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold. Level 2 securities include certain equity securities that are valued using market inputs and other observable factors deemed by the Manager to appropriately reflect fair value.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

================================================================================

36  | USAA EMERGING MARKETS FUND

================================================================================

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by discounted last local market index adjusted price. However, these securities are included in the Level 3 category due to limited market transparency, and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

================================================================================

38  | USAA EMERGING MARKETS FUND

================================================================================

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended November 30, 2016, brokerage commission recapture credits reduced the expenses of the Fund Shares, Institutional Shares, and Adviser Shares by less than $500, $1,000, and less than $500, respectively. For the six-month period ended November 30, 2016 there were no custodian and other bank credits.

H. REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the period ended November 30, 2016, the Adviser Shares did not charge any redemption fees.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

(2) LINE OF CREDIT

The Fund participates with other USAA Funds in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The USAA Funds are assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the six-month period ended November 30, 2016, the Fund paid CAPCO facility fees of $3,000, which represents 1.3% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended November 30, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined as of the Fund's tax year-end of May 31, 2017, in accordance with applicable federal tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal income tax.

At May 31, 2016, the Fund had net capital loss carryforwards of $223,720,000, for federal income tax purposes, as shown in the table below. It

================================================================================

40  | USAA EMERGING MARKETS FUND

================================================================================

is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                           CAPITAL LOSS CARRYFORWARDS
                      --------------------------------------
                                  TAX CHARACTER
                      --------------------------------------
                      (NO EXPIRATION)              BALANCE
                      ---------------           ------------
                      Short-Term                $ 63,940,000
                       Long-Term                 159,780,000
                                                ------------
                           Total                $223,720,000
                                                ============

For the six-month period ended November 30, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 2016, were $249,487,000 and $326,565,000, respectively.

As of November 30, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as the cost reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of November 30, 2016, were $145,687,000 and $72,665,000, respectively, resulting in net unrealized appreciation of $73,022,000.

(5) CAPITAL SHARE TRANSACTIONS

At November 30, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                  SIX-MONTH PERIOD ENDED               YEAR ENDED
                                                     NOVEMBER 30, 2016                MAY 31, 2016
--------------------------------------------------------------------------------------------------------
                                                SHARES               AMOUNT       SHARES         AMOUNT
                                               ---------------------------------------------------------
FUND SHARES:
Shares sold                                      1,983            $  30,762        6,511      $  92,690
Shares issued from reinvested dividends              -**                  -**        259          3,488
Shares redeemed                                 (2,319)             (35,932)     (15,971)      (207,386)
                                               --------------------------------------------------------
Net decrease from capital share transactions      (336)           $  (5,170)      (9,201)     $(111,208)
                                               ========================================================
INSTITUTIONAL SHARES:
Shares sold                                      2,332            $  35,797       17,522      $ 226,818
Shares issued from reinvested dividends              -                    -          355          4,763
Shares redeemed                                 (7,103)            (111,404)     (14,188)      (198,812)
                                               --------------------------------------------------------
Net increase (decrease) from capital share
  transactions                                  (4,771)           $ (75,607)       3,689      $  32,769
                                               ========================================================
ADVISER SHARES:
Shares sold                                          1            $      13            -**    $       1
Shares issued from reinvested dividends              -                    -            -**            -**
Shares redeemed*                                    (1)                 (17)          (1)           (21)
                                               --------------------------------------------------------
Net decrease from capital share transactions        (-)**         $      (4)          (1)     $     (20)
                                               ========================================================

*Net of redemption fees, if any.

**Represents less than 500 shares or $500.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

================================================================================

42  | USAA EMERGING MARKETS FUND

================================================================================

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 1.00% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Emerging Markets Funds Index. The Lipper Emerging Markets Funds Index measures the total return performance of funds tracked by Lipper that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                           ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                        (IN BASIS POINTS)(1)
    ------------------------------------------------------------------
    +/- 100 to 400                              +/- 4
    +/- 401 to 700                              +/- 5
    +/- 701 and greater                         +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Emerging Markets Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the six-month period ended November 30, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $4,721,000, which included a performance adjustment for the Fund Shares, Institutional Shares, and Adviser Shares of $(73,000), $(21,000), and $(1,000), respectively. For the Fund Shares, Institutional Shares, and Adviser Shares, the performance adjustments were (0.04)%, (0.01)%, and (0.04)%, respectively.

B. SUBADVISORY ARRANGEMENT(S) - The Manager entered into Investment Subadvisory Agreements with Brandes Investment Partners, L.P. (Brandes), Lazard Asset Management (Lazard), and Victory Capital Management Inc. (Victory Capital), under which Brandes, Lazard, and Victory Capital each direct the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays Brandes a subadvisory fee in the annual amount of 0.75% for assets up to $300 million; 0.70% for assets over $300 million up to $600 million; and 0.60% for assets over $600 million on the portion of the Fund's average net assets that Brandes manages. For the six-month period ended November 30, 2016, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Brandes, of $555,000.

    The Manager (not the Fund) pays Lazard a subadvisory fee in the annual amount of 0.75% for assets up to $200 million; 0.70% for assets over $200 million up to $400 million; 0.65% for assets over $400 million up to $600 million; and 0.60% for assets over $600 million on the portion of the Fund's average net assets that Lazard manages. For the six-month period ended November 30, 2016, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Lazard, of $2,258,000.

================================================================================

44  | USAA EMERGING MARKETS FUND

================================================================================

    The Manager (not the Fund) pays Victory Capital a subadvisory fee in the annual amount of 0.85% for assets up to $50 million; 0.75% for assets over $50 million up to $150 million; and 0.70% for assets over $150 million on the portion of the Fund's average net assets that Victory Capital manages. For the six-month period ended November 30, 2016, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Victory Capital, of $618,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the six-month period ended November 30, 2016, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $246,000, $316,000, and $3,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended November 30, 2016, the Fund reimbursed the Manager $13,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. EXPENSE LIMITATION - The Manager agreed, through September 30, 2017, to limit the total annual operating expenses of the Adviser Shares to 1.65% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through September 30, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. Prior to October 1, 2016, the Adviser Shares' expense limitation was 1.75% of its average net assets. For the six-month period ended November 30, 2016,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    the Adviser Shares incurred reimbursable expenses of $3,000, of which $2,000 was receivable from the Manager.

E.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the six-month period ended November 30, 2016, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $485,000, $315,000, and less than $500, respectively.

F. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company
    (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the six-month period ended November 30, 2016, the Adviser Shares incurred distribution and service (12b-1) fees of $5,000.

G. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-

================================================================================

46  | USAA EMERGING MARKETS FUND

================================================================================

funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of November 30, 2016, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                0.3
Cornerstone Equity                                                      1.1
Target Retirement Income                                                0.5
Target Retirement 2020                                                  1.2
Target Retirement 2030                                                  3.3
Target Retirement 2040                                                  4.1
Target Retirement 2050                                                  2.6
Target Retirement 2060                                                  0.2

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At November 30, 2016, USAA and its affiliates owned 271,000 Adviser Shares, which represents 98.1% of the Adviser Shares outstanding and 0.5% of the Fund's outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) adopted final rules intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements. The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and related disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                             SIX-MONTH
                            PERIOD ENDED
                            NOVEMBER 30,                            YEAR ENDED MAY 31,
                            ----------------------------------------------------------------------------
                                2016          2016          2015           2014        2013         2012
                            ----------------------------------------------------------------------------
Net asset value at
  beginning of period       $  14.24      $  16.46      $  18.14       $  17.44    $  15.45     $  21.57
                            ----------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income          .08           .11(a)        .08            .14         .17(a)       .15
  Net realized and
    unrealized gain (loss)       .94         (2.22)(a)     (1.52)           .65        1.96(a)     (5.57)
                            ----------------------------------------------------------------------------
Total from investment
  operations                    1.02         (2.11)(a)     (1.44)           .79        2.13(a)     (5.42)
                            ----------------------------------------------------------------------------
Less distributions from:
  Net investment income            -          (.11)         (.24)          (.09)       (.14)        (.14)
  Realized capital gains           -             -             -              -           -         (.56)
                            ----------------------------------------------------------------------------
Total distributions                -          (.11)         (.24)          (.09)       (.14)        (.70)
                            ----------------------------------------------------------------------------
Net asset value at
  end of period             $  15.26      $  14.24      $  16.46       $  18.14    $  17.44     $  15.45
                            ============================================================================
Total return (%)*               7.16        (12.77)        (7.84)          4.56       13.78       (25.21)
Net assets at end of
  period (000)              $318,504      $302,012      $500,510       $503,052    $476,735     $670,698
Ratios to average
  net assets:**
  Expenses (%)(b)               1.50(d)       1.58          1.50           1.50        1.58         1.58
  Net investment income (%)      .92(d)        .73           .71            .83        1.00         1.06
Portfolio turnover (%)            27            47            46             48         148(c)        72

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended November 30, 2016, average net assets were
    $326,601,000.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Reflects increased trading activity due to changes in subadviser(s) and asset allocation strategies.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

48  | USAA EMERGING MARKETS FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                             SIX-MONTH
                            PERIOD ENDED
                            NOVEMBER 30,                            YEAR ENDED MAY 31,
                            ----------------------------------------------------------------------------
                                2016          2016          2015           2014        2013         2012
                            ----------------------------------------------------------------------------
Net asset value at
  beginning of period       $  14.21      $  16.42      $  18.10       $  17.41    $  15.45     $  21.60
                            ----------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income          .09           .18           .13            .18         .20(a)       .20
  Net realized and
    unrealized gain (loss)       .95         (2.25)        (1.53)           .65        1.99(a)     (5.58)
                            ----------------------------------------------------------------------------
Total from investment
  operations                    1.04         (2.07)        (1.40)           .83        2.19(a)     (5.38)
                            ----------------------------------------------------------------------------
Less distributions from:
  Net investment income            -          (.14)         (.28)          (.14)       (.23)        (.21)
  Realized capital gains           -             -             -              -           -         (.56)
                            ----------------------------------------------------------------------------
Total distributions                -          (.14)         (.28)          (.14)       (.23)        (.77)
                            ----------------------------------------------------------------------------
Net asset value at end of
  period                    $  15.25      $  14.21      $  16.42       $  18.10    $  17.41     $  15.45
                            ============================================================================
Total return (%)*               7.32        (12.53)        (7.64)          4.82       14.18       (25.01)
Net assets at end of
  period (000)              $575,223      $603,981      $637,007       $730,863    $540,580     $202,173
Ratios to average
  net assets:**
  Expenses (%)(b)               1.27(d)       1.30          1.27           1.29        1.30         1.27
  Net investment income (%)     1.19(d)       1.11           .93           1.03        1.19         1.40
Portfolio turnover (%)            27            47            46             48         148(c)        72

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended November 30, 2016, average net assets were
    $628,513,000.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Reflects increased trading activity due to changes in subadviser(s) and asset allocation strategies.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                             SIX-MONTH
                            PERIOD ENDED
                            NOVEMBER 30,                            YEAR ENDED MAY 31,
                            ----------------------------------------------------------------------------
                                2016          2016          2015           2014        2013         2012
                            ----------------------------------------------------------------------------
Net asset value at
  beginning of period         $14.20       $ 16.40        $18.08         $17.35      $15.40      $ 21.50
                              --------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income          .06           .09           .05            .09         .11          .10
  Net realized and
    unrealized gain (loss)       .95         (2.21)        (1.53)           .66        1.94        (5.57)
                              --------------------------------------------------------------------------
Total from investment
  operations                    1.01         (2.12)        (1.48)           .75        2.05        (5.47)
                              --------------------------------------------------------------------------
Less distributions from:
  Net investment income            -          (.08)         (.20)          (.02)       (.10)        (.07)
  Realized capital gains           -             -             -              -           -         (.56)
                              --------------------------------------------------------------------------
Total distributions                -          (.08)         (.20)          (.02)       (.10)        (.63)
                              --------------------------------------------------------------------------
Redemption fees added to
  beneficial interests             -             -           .00(a)           -           -            -
                              --------------------------------------------------------------------------
Net asset value at end of
  period                      $15.21       $ 14.20        $16.40         $18.08      $17.35      $ 15.40
                              ==========================================================================
Total return (%)*               7.11        (12.93)        (8.09)          4.34       13.31       (25.53)
Net assets at end of
  period (000)                $4,205       $ 3,931        $4,560         $4,988      $4,784      $ 4,237
Ratios to average
  net assets:**
  Expenses (%)(b)               1.67(e)       1.75          1.79(c)        1.77        2.00         2.00
  Expenses, excluding
    reimbursements (%)(b)       1.83(e)       1.92          1.95           1.77        2.04         2.16
  Net investment income (%)      .75(e)        .60           .41            .57         .55          .63
Portfolio turnover (%)            27            47            46             48         148(d)        72

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended November 30, 2016, average net assets were
    $4,280,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Prior to October 1, 2014, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 2.00% of the Adviser Shares' annual average net assets.
(d) Reflects increased trading activity due to changes in subadviser(s) and asset allocation strategies.
(e) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

50  | USAA EMERGING MARKETS FUND

================================================================================

EXPENSE EXAMPLE

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of June 1, 2016, through November 30, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

                                                           EXPENSE EXAMPLE |  51

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                     EXPENSES PAID
                                         BEGINNING               ENDING              DURING PERIOD*
                                       ACCOUNT VALUE          ACCOUNT VALUE          JUNE 1, 2016 -
                                       JUNE 1, 2016         NOVEMBER 30, 2016      NOVEMBER 30, 2016
                                       -------------------------------------------------------------
FUND SHARES
Actual                                   $1,000.00              $1,071.60                  $7.79

Hypothetical
  (5% return before expenses)             1,000.00               1,017.55                   7.59

INSTITUTIONAL SHARES
Actual                                    1,000.00               1,073.20                   6.60

Hypothetical
  (5% return before expenses)             1,000.00               1,018.70                   6.43

ADVISER SHARES
Actual                                    1,000.00               1,071.10**                 8.67**

Hypothetical
  (5% return before expenses)             1,000.00               1,016.70**                 8.44**

*Expenses are equal to the annualized expense ratio of 1.50% for Fund Shares, 1.27% for Institutional Shares, and 1.67% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 7.16% for Fund Shares, 7.32% for Institutional Shares, and 7.11% for Adviser Shares for the six-month period of June 1, 2016, through November 30, 2016.

================================================================================

52  | USAA EMERGING MARKETS FUND

================================================================================

**The Funds' annualized expense ratio of 1.67% for the Adviser Shares on the previous page reflects a change effective October 1, 2016. The Manager's expense limitation ratio for the Adviser Shares changed from 1.75% to 1.65% of the Adviser Shares' average net assets. Had the expense limitation ratio of 1.65% been in effect for the entire six-month period of June 1, 2016, through November 30, 2016, the values in the table on the previous page would be as shown below.

                                                                                     EXPENSES PAID
                                         BEGINNING              ENDING               DURING PERIOD*
                                       ACCOUNT VALUE         ACCOUNT VALUE           JUNE 1, 2016 -
                                       JUNE 1, 2016        NOVEMBER 30, 2016       NOVEMBER 30, 2016
                                       -------------------------------------------------------------
Actual                                  $1,000.00              $1,071.10                  $8.57

Hypothetical
  (5% return before expenses)            1,000.00               1,016.80                   8.34

================================================================================

                                                           EXPENSE EXAMPLE |  53

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT usaa.com                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on usaa.com select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]                                        [LOGO OF RECYCLE PAPER]
        USAA      We know what it means to serve.(R)                10%

   =============================================================================
   25559-0117                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                       [GRAPHIC OF USAA MANAGED ALLOCATION FUND]

 ==============================================================

         SEMIANNUAL REPORT
         USAA MANAGED ALLOCATION FUND
         NOVEMBER 30, 2016

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"AS THE NEW YEAR BEGINS, WHY NOT MAKE
A RESOLUTION TO PUT YOUR FINANCIAL HOUSE            [PHOTO OF BROOKS ENGLEHARDT]
IN ORDER?"

--------------------------------------------------------------------------------

JANUARY 2017

Financial markets are unpredictable. Many factors can confound those who try to predict the direction of the markets based on economic or political factors. In other words, it's easy to get it wrong. And, even if one correctly forecasts what will happen in the macroeconomic environment, predicting how the markets will respond is another matter altogether.

Consider the response to the Presidential election. Stocks rose on Monday and Tuesday (Election Day) at the prospect of a Hillary Clinton victory--virtually a "sure thing," according to some media pundits. U.S. Treasury securities and other segments of the bond market sold off as investors likely assumed a continuation of current economic policy under another Democratic administration. But these trends reversed on Tuesday evening when it became clear that Donald J. Trump would be elected the 45th President of the United States. Asian and European equity markets dropped and U.S. stock index futures plunged. The decline in stock index futures suggested that U.S. stocks might fall when trading began on Wednesday, however the opposite happened. Stock prices rose and then rallied strongly, with major stock indexes hitting one record high after another through the end of November 2016. U.S. Treasury prices fell, driving up yields on longer-maturity U.S. Treasuries. (Yields move in the opposite direction of prices.)

Few market participants would have forecasted such a scenario. But with hindsight, we may be able to understand some of the reasons why the markets behaved the way they did.

U.S. equity investors appeared to like President-elect Trump's promises of lower tax rates, less regulation, and more fiscal stimulus through infrastructure spending. Other explanations may lie overseas, such as complications relating to the United Kingdom's decision to exit from the European Union ("Brexit") and continued slow economic growth in China--uncertainties that may have

================================================================================

================================================================================

increased the attractiveness of U.S. stocks. As for bond investors, they may have been worried about an increase in interest rates if economic growth picks up under a Trump Administration. Higher growth rates typically correspond with rising inflation, which in turn could prompt the Federal Reserve (the Fed) to accelerate the pace of interest rate increases.

What actually happens, however, is yet to be seen. No one knows, except in the most general terms, what President-elect Trump's plans and priorities will be or how they could affect economic growth in 2017 and beyond. By extension, it is also too early to forecast how inflation might be affected and how the Fed could respond.

At USAA Investments, we are long-term, fundamental investors, who seek to look at the full market cycle rather than current geopolitical events. We believe measures such as assessing a company's intrinsic value compared to its current price tend to be more effective at forecasting potential stock returns over time. In selecting bonds, our analysts take a bottom-up approach to evaluating each security individually, building portfolios on a bond-by-bond basis.

It is important to remember market conditions are always fluctuating and time horizon matters. We believe that it is important to stay focused on your long-term objectives, using an investment plan that is based on your personal time horizon and risk tolerance. If you are uneasy about market risk in general or have concerns about too much exposure to specific asset classes, please call USAA to speak with an advisor. As the new year begins, why not make a resolution to put your financial house in order?

Thank you for allowing us to help you in your efforts to achieve your financial goals. At USAA Investments, we are committed to providing you with our best advice, top-notch service, and a variety of mutual funds. On behalf of everyone here, I wish you a happy and healthy 2017.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY ON THE FUND                                              2

INVESTMENT OVERVIEW                                                           5

FINANCIAL INFORMATION

    Portfolio of Investments                                                  8

    Notes to Portfolio of Investments                                        10

    Financial Statements                                                     12

    Notes to Financial Statements                                            15

EXPENSE EXAMPLE                                                              25

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

201011-0117

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA MANAGED ALLOCATION FUND (THE FUND) SEEKS TO MAXIMIZE TOTAL RETURN, CONSISTING PRIMARILY OF CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in U.S. and/or foreign (to include emerging markets) equity securities and fixed-income securities through investments in shares of other investment companies, including exchange-traded funds (ETFs) and real estate securities, including real estate investment trusts (REITs). Consistent with its investment strategy, the Fund may at times invest directly in U.S. and/or foreign equity securities and fixed-income securities, as well as derivatives, including futures contracts, and hedge funds.*

*The Fund is not offered for sale directly to the general public and currently is available for investment through a USAA discretionary managed account program. The Fund may be offered to other persons and legal entities that USAA Asset Management Company may approve from time to time. There are no minimum initial or subsequent purchase payment amounts for investments in the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    JOHN P. TOOHEY, CFA                     LANCE HUMPHREY, CFA
    WASIF A. LATIF                          ARNOLD J. ESPE, CFA

--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    Financial assets produced mixed results during the reporting period ended November 30, 2016, reflecting the broad range of headlines that characterized the reporting period.

    U.S. equities posted the strongest gains among the major asset categories. The U.S. economy continued to deliver economic growth ahead of its developed-market global peers, driving healthy relative performance for the stock market. Small-cap stocks, in particular, generated favorable gains thanks in part to their greater exposure to the country's positive growth. U.S. equities performed particularly well in the wake of the U.S.
    election, which removed the element of political uncertainty that had weighed on the market.

    Developed-market international equities finished with a small loss and trailed the U.S. market by a wide margin. While Japanese stocks were bolstered by the substantial fiscal and monetary stimulus being provided by the nation's government, European equities lagged. The leading cause of the shortfall was likely the region's higher sensitivity to the United Kingdom's June 2016 vote to exit the European Union ("Brexit"). In addition, the European markets were pressured by the combination of slow economic growth, possible instability within the banking system, and the potential impact of rising nationalism across Europe.

    In contrast to the developed markets, emerging-market stocks performed well during the reporting period. The renewed stability in commodity

================================================================================

2  | USAA MANAGED ALLOCATION FUND

================================================================================

    prices provided a positive backdrop for the asset class, as did improving corporate earnings and signs of stronger economic growth in both Russia and China.

    The U.S. bond market also experienced mixed performance during the reporting period. Market segments that are sensitive to interest-rate movements, such as longer-term U.S. Treasuries, generally finished with slightly negative returns. The stimulation of the U.S. economy, in conjunction with the prospects of increasingly growth-oriented policies in the year ahead, raised concerns that the Federal Reserve (the Fed) would take an aggressive approach to raising interest rates. However, the improving growth outlook--together with investors' increasing appetite for risk--helped fuel strong returns for lower-rated segments of the market, including high-yield bonds.

o HOW DID THE USAA MANAGED ALLOCATION FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended November 30, 2016, the Fund had a total return of 1.38%. This compares to returns of 6.01% for the S&P 500(R) Index and -0.92% for the Bloomberg Barclays U.S. Aggregate Bond Index*.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT THE FUND'S PERFORMANCE.

    This Fund is designed to provide us with flexibility in implementing our tactical asset allocation shifts within USAA's Managed Portfolios (UMP).

    Refer to page 6 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    *Effective August 24, 2016, Bloomberg acquired Barclays Risk Analytics and Index Solutions, Ltd., which includes the Barclays indexes. Thus, the Fund's benchmark is now called the Bloomberg Barclays U.S. Aggregate Bond Index.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    By using the Fund in this manner, we are able to make allocation changes more quickly and with less disruption to the UMPs. The Fund primarily uses exchange-traded funds (ETFs) to implement the asset allocation views since ETFs are highly liquid vehicles that allow us to apply our tactical asset allocation decisions quickly and efficiently. The Fund's asset allocations, therefore, reflect the need to round out the UMPs, rather than an active strategy.

    With this in mind, the Fund's allocation to emerging-market stocks added significantly to performance during the reporting period. The Fund also held a position in large-cap U.S. equities during September and October 2016, but this proved to be a detractor given that election-related uncertainty weighed on the market during this time.

    The portfolio's fixed-income investments had a mixed impact on results. The Fund held a position in investment-grade corporate bonds throughout the reporting period, which detracted from performance given that the asset class lost ground on concerns about rising U.S. interest rates. However, this was offset somewhat by the Fund's exposure to U.S. Treasuries in May and June 2016, when government bonds rallied. An allocation to emerging-market bonds, which benefited from improving investor risk appetites and signs of strengthening growth for countries in the asset class, was a positive contributor to the Fund's performance. We closed out this position prior to the end of the reporting period.

    The Fund's allocations are adjusted to meet the tactical needs of the UMPs, and it closed with positions in domestic investment-grade bonds and emerging-market equities.

    Thank you for allowing us to help you manage your investments.

    Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Exchange-traded funds (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost. o Non-investment grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more credit worthy investment-grade securities. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss.

================================================================================

4  | USAA MANAGED ALLOCATION FUND

================================================================================

INVESTMENT OVERVIEW

USAA MANAGED ALLOCATION FUND (THE FUND)
(Ticker Symbol: UMAFX)

----------------------------------------------------------------------------------------------
                                                      11/30/16                  5/31/16
----------------------------------------------------------------------------------------------
Net Assets                                          $710.0 Million           $708.6 Million
Net Asset Value Per Share                               $11.05                   $10.90

----------------------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/16
----------------------------------------------------------------------------------------------
   5/31/16-11/30/16*             1 YEAR            5 YEARS          SINCE INCEPTION 2/01/10
         1.38%                   -0.52%             2.94%                    4.89%

----------------------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
----------------------------------------------------------------------------------------------
   1 YEAR                            5 YEAR                         SINCE INCEPTION 2/01/10
   1.62%                             2.84%                                   4.84%

----------------------------------------------------------------------------------------------
                                 EXPENSE RATIO AS OF 5/31/16**
----------------------------------------------------------------------------------------------
                                             0.98%
                      (includes acquired fund fees and expenses of 0.23%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                        BLOOMBERG BARCLAYS
                                                 USAA MANAGED             U.S. AGGREGATE
                      S&P 500 INDEX             ALLOCATION FUND             BOND INDEX
01/31/10               $10,000.00                 $10,000.00                $10,000.00
02/28/10                10,309.77                  10,200.00                 10,037.34
03/31/10                10,931.91                  10,420.00                 10,025.00
04/30/10                11,104.50                  10,490.00                 10,129.36
05/31/10                10,217.80                  10,140.00                 10,214.60
06/30/10                 9,682.92                   9,980.00                 10,374.78
07/31/10                10,361.33                  10,600.00                 10,485.46
08/31/10                 9,893.58                  10,230.00                 10,620.38
09/30/10                10,776.53                  11,100.00                 10,631.70
10/31/10                11,186.57                  11,250.00                 10,669.56
11/30/10                11,188.00                  11,030.00                 10,608.23
12/31/10                11,935.71                  11,257.84                 10,493.84
01/31/11                12,218.61                  11,226.51                 10,506.05
02/28/11                12,637.20                  11,372.71                 10,532.33
03/31/11                12,642.23                  11,508.48                 10,538.15
04/30/11                13,016.63                  11,780.00                 10,671.92
05/31/11                12,869.29                  11,832.22                 10,811.19
06/30/11                12,654.77                  11,759.12                 10,779.54
07/31/11                12,397.44                  11,915.76                 10,950.59
08/31/11                11,723.99                  12,030.64                 11,110.58
09/30/11                10,899.81                  11,592.02                 11,191.40
10/31/11                12,091.08                  12,239.51                 11,203.42
11/30/11                12,064.36                  11,988.87                 11,193.70
12/31/11                12,187.77                  12,051.67                 11,316.73
01/31/12                12,733.97                  12,534.63                 11,416.10
02/29/12                13,284.61                  12,770.50                 11,413.48
03/31/12                13,721.79                  12,579.56                 11,350.94
04/30/12                13,635.66                  12,646.95                 11,476.78
05/31/12                12,816.15                  11,984.28                 11,580.63
06/30/12                13,344.20                  12,377.39                 11,585.17
07/31/12                13,529.54                  12,523.40                 11,744.96
08/31/12                13,834.27                  12,703.11                 11,752.64
09/30/12                14,191.77                  12,927.74                 11,768.82
10/31/12                13,929.72                  12,916.51                 11,791.96
11/30/12                14,010.53                  12,961.44                 11,810.57
12/31/12                14,138.23                  13,242.58                 11,793.75
01/31/13                14,870.52                  13,383.21                 11,711.27
02/28/13                15,072.39                  13,277.74                 11,769.97
03/31/13                15,637.65                  13,359.77                 11,779.37
04/30/13                15,938.94                  13,523.84                 11,898.56
05/31/13                16,311.78                  13,266.02                 11,686.26
06/30/13                16,092.73                  12,832.41                 11,505.49
07/31/13                16,911.60                  13,160.55                 11,521.22
08/31/13                16,421.81                  12,855.85                 11,462.33
09/30/13                16,936.79                  13,230.86                 11,570.84
10/31/13                17,715.34                  13,594.16                 11,664.39
11/30/13                18,255.19                  13,676.19                 11,620.72
12/31/13                18,717.34                  13,780.15                 11,555.05
01/31/14                18,070.21                  13,422.84                 11,725.78
02/28/14                18,896.81                  13,875.43                 11,788.13
03/31/14                19,055.65                  13,994.53                 11,768.05
04/30/14                19,196.51                  14,089.81                 11,867.35
05/31/14                19,647.13                  14,280.38                 12,002.47
06/30/14                20,052.99                  14,447.12                 12,008.67
07/31/14                19,776.45                  14,197.01                 11,978.55
08/31/14                20,567.60                  14,482.85                 12,110.79
09/30/14                20,279.17                  14,006.44                 12,028.56
10/31/14                20,774.49                  14,137.45                 12,146.79
11/30/14                21,333.22                  14,197.00                 12,232.96
12/31/14                21,279.48                  13,967.67                 12,244.43
01/31/15                20,640.69                  13,967.67                 12,501.17
02/28/15                21,826.94                  14,465.65                 12,383.64
03/31/15                21,481.76                  14,319.90                 12,441.12
04/30/15                21,687.83                  14,538.52                 12,396.49
05/31/15                21,966.72                  14,562.82                 12,366.63
06/30/15                21,541.49                  14,247.02                 12,231.77
07/31/15                21,992.81                  14,380.63                 12,316.82
08/31/15                20,665.90                  13,688.32                 12,299.10
09/30/15                20,154.55                  13,360.38                 12,382.29
10/31/15                21,854.67                  13,991.96                 12,384.41
11/30/15                21,919.67                  13,931.23                 12,351.67
12/31/15                21,573.95                  13,645.00                 12,311.76
01/31/16                20,503.37                  13,194.00                 12,481.15
02/29/16                20,475.70                  13,068.00                 12,569.71
03/31/16                21,864.73                  13,557.00                 12,685.01
04/30/16                21,949.50                  13,708.00                 12,733.73
05/31/16                22,343.67                  13,670.00                 12,736.99
06/30/16                22,401.55                  14,172.00                 12,965.85
07/31/16                23,227.47                  14,435.00                 13,047.82
08/31/16                23,260.08                  14,523.00                 13,032.92
09/30/16                23,264.48                  14,586.00                 13,025.25
10/31/16                22,840.11                  14,398.00                 12,925.63
11/30/16                23,685.99                  13,858.00                 12,619.91

                                   [END CHART]

                       Data from 1/31/10 through 11/30/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Managed Allocation Fund to the following benchmarks:

o The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

o The Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the S&P 500 Index and the Bloomberg Barclay U.S. Aggregate Bond Index is calculated from the end of the month, January 31, 2010, while the inception date of the Fund is February 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

6  | USAA MANAGED ALLOCATION FUND

================================================================================

                         o ASSET ALLOCATION - 11/30/16 o

                         [PIE CHART OF ASSET ALLOCATION]

INTERNATIONAL EXCHANGE-TRADED FUNDS* ......................................  50.6%
MONEY MARKET INSTRUMENTS ..................................................  24.8%
FIXED-INCOME EXCHANGE-TRADED FUNDS* .......................................  24.7%

                                   [END CHART]

*The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on page 8-9.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

PORTFOLIO OF INVESTMENTS

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES       SECURITY                                                                           (000)
--------------------------------------------------------------------------------------------------------
                EQUITY SECURITIES (75.3%)

                EXCHANGE-TRADED FUNDS (75.3%)

                FIXED-INCOME EXCHANGE-TRADED FUNDS (24.7%)
1,501,570       iShares iBoxx Investment Grade Corporate Bond ETF                               $175,443
                                                                                                --------
                INTERNATIONAL EXCHANGE-TRADED FUNDS (50.6%)
9,910,850       Vanguard FTSE Emerging Markets ETF                                               358,971
                                                                                                --------
                Total Exchange-Traded Funds                                                      534,414
                                                                                                --------
                Total Equity Securities (cost: $515,554)                                         534,414
                                                                                                --------

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                            COUPON
(000)                                                              RATE      MATURITY
--------------------------------------------------------------------------------------------------------
                MONEY MARKET INSTRUMENTS (24.8%)

                COMMERCIAL PAPER (6.2%)

                FINANCIALS (6.2%)
                -----------------
                ASSET-BACKED FINANCING (6.2%)
$   4,000       Barton Capital S.A.(a),(b)                         0.58%     12/08/2016            3,999
    2,000       Crown Point Capital Co., LLC(a),(b)                0.50      12/13/2016            2,000
    7,000       Gotham Funding Corp.(a),(b)                        0.49      12/07/2016            6,999
    5,000       LMA-Americas, LLC(a),(b)                           0.48      12/05/2016            5,000
    4,000       Manhattan Asset Funding Co., LLC(a),(b)            0.52      12/08/2016            4,000
    3,000       Manhattan Asset Funding Co., LLC(a),(b)            0.62      12/29/2016            2,999
    5,961       Ridgefield Funding Co., LLC(a),(b)                 0.60      12/19/2016            5,959
    3,800       Victory Receivables Corp.(a),(b)                   0.52      12/05/2016            3,800
    3,200       Victory Receivables Corp.(a),(b)                   0.55      12/19/2016            3,199
    6,000       Working Capital Management Co.(a),(b)              0.58      12/28/2016            5,997
                                                                                                --------
                Total Financials                                                                  43,952
                                                                                                --------
                Total Commercial Paper                                                            43,952
                                                                                                --------

================================================================================

8  | USAA MANAGED ALLOCATION FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES       SECURITY                                                                           (000)
--------------------------------------------------------------------------------------------------------
                GOVERNMENT & U.S. TREASURY MONEY

                MARKET FUNDS (18.6%)
132,127,050     State Street Institutional Treasury Money Market Fund
                  Premier Class, 0.25%(c)                                                       $132,127
                                                                                                --------
                Total Money Market Instruments (cost: $176,079)                                  176,079
                                                                                                --------

                TOTAL INVESTMENTS (COST: $691,633)                                              $710,493
                                                                                                ========

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                 VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                           LEVEL 1          LEVEL 2         LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
  Exchange-Traded Funds:
    Fixed-Income Exchange-Traded Funds          $175,443          $     -              $-       $175,443
    International Exchange-Traded Funds          358,971                -               -        358,971

Money Market Instruments:
  Commercial Paper                                     -           43,952               -         43,952
  Government & U.S. Treasury
    Money Market Funds                           132,127                -               -        132,127
--------------------------------------------------------------------------------------------------------
Total                                           $666,541          $43,952              $-       $710,493
--------------------------------------------------------------------------------------------------------

For the period of June 1, 2016, through November 30, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  9

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 50.6% of net assets at November 30, 2016.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(2) Commercial Paper).

================================================================================

10  | USAA MANAGED ALLOCATION FUND

================================================================================

        Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933.
        Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (c) Rate represents the money market fund annualized seven-day yield at November 30, 2016.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  11

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $691,633)                           $710,493
   Receivables:
       Capital shares sold                                                                      317
       Interest                                                                                   8
                                                                                           --------
           Total assets                                                                     710,818
                                                                                           --------
LIABILITIES
   Payables:
       Capital shares redeemed                                                                  303
   Accrued management fees                                                                      355
   Other accrued expenses and payables                                                          189
                                                                                           --------
           Total liabilities                                                                    847
                                                                                           --------
                Net assets applicable to capital shares outstanding                        $709,971
                                                                                           ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                         $749,075
   Accumulated undistributed net investment income                                           13,464
   Accumulated net realized loss on investments                                             (71,428)
   Net unrealized appreciation of investments                                                18,860
                                                                                           --------
                Net assets applicable to capital shares outstanding                        $709,971
                                                                                           ========
   Capital shares outstanding, no par value                                                  64,253
                                                                                           ========
   Net asset value, redemption price, and offering price per share                         $  11.05
                                                                                           ========

See accompanying notes to financial statements.

================================================================================

12  | USAA MANAGED ALLOCATION FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                                                $13,164
   Interest                                                                                      17
                                                                                            -------
       Total income                                                                          13,181
                                                                                            -------
EXPENSES
   Management fees                                                                            2,225
   Administration and servicing fees                                                            185
   Transfer agent's fees                                                                        185
   Custody and accounting fees                                                                   44
   Postage                                                                                       66
   Shareholder reporting fees                                                                    10
   Trustees' fees                                                                                15
   Registration fees                                                                             76
   Professional fees                                                                             46
   Other                                                                                          7
                                                                                            -------
            Total expenses                                                                    2,859
                                                                                            -------
NET INVESTMENT INCOME                                                                        10,322
                                                                                            -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss                                                                         (4,173)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                            3,787
                                                                                            -------
            Net realized and unrealized loss                                                   (386)
                                                                                            -------
   Increase in net assets resulting from operations                                         $ 9,936
                                                                                            =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  13

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 2016 (unaudited), and year ended
May 31, 2016

---------------------------------------------------------------------------------------------------
                                                                11/30/2016                5/31/2016
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                          $ 10,322               $   24,312
   Net realized loss on investments                                 (4,173)                 (66,489)
   Change in net unrealized appreciation/(depreciation)
       of investments                                                3,787                  (77,754)
                                                                  ---------------------------------
       Increase (decrease) in net assets resulting
           from operations                                           9,936                 (119,931)
                                                                  ---------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                 -                  (24,927)
   Net realized gains                                                    -                  (18,210)
                                                                  ---------------------------------
       Distributions to shareholders                                     -                  (43,137)
                                                                  ---------------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                        52,500                  251,360
   Reinvested dividends                                                  -                   42,890
   Cost of shares redeemed                                         (61,057)                (821,204)
                                                                  ---------------------------------
       Decrease in net assets from capital share transactions       (8,557)                (526,954)
                                                                  ---------------------------------
   Net increase (decrease) in net assets                             1,379                 (690,022)

NET ASSETS
   Beginning of period                                             708,592                1,398,614
                                                                  ---------------------------------
   End of period                                                  $709,971               $  708,592
                                                                  =================================
Accumulated undistributed net investment income:
   End of period                                                  $ 13,464               $    3,142
                                                                  =================================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                       4,611                   22,700
   Shares issued for dividends reinvested                                -                    3,876
   Shares redeemed                                                  (5,396)                 (78,170)
                                                                  ---------------------------------
       Decrease in shares outstanding                                 (785)                 (51,594)
                                                                  =================================

See accompanying notes to financial statements.

================================================================================

14  | USAA MANAGED ALLOCATION FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Managed Allocation Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek to maximize total return, consisting primarily of capital appreciation. The Fund is not offered for sale directly to the general public and currently is available for investment through a USAA discretionary managed account program or other persons or legal entities that the Fund may approve from time to time.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  15

================================================================================

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

     2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of

================================================================================

16  | USAA MANAGED ALLOCATION FUND

================================================================================

        the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  17

================================================================================

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

================================================================================

18  | USAA MANAGED ALLOCATION FUND

================================================================================

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended November 30, 2016, there were no custodian and other bank credits.

F. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

G. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates with other USAA Funds in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The USAA Funds are assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the six-month period ended November 30, 2016, the Fund paid CAPCO facility fees of $2,000, which represents 1.0% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended November 30, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined as of the Fund's tax year-end of May 31, 2017, in accordance with applicable federal tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal income tax.

================================================================================

20  | USAA MANAGED ALLOCATION FUND

================================================================================

At May 31, 2016, the Fund had net capital loss carryforwards of $67,255,000, for federal income tax purposes, as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                           CAPITAL LOSS CARRYFORWARDS
                     ---------------------------------------
                                  TAX CHARACTER
                     ---------------------------------------
                      (NO EXPIRATION)              BALANCE
                     ----------------            -----------
                       Short-Term                $18,862,000
                        Long-Term                 48,393,000
                                                 -----------
                            Total                $67,255,000
                                                 ===========

For the six-month period ended November 30, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 2016, were $564,025,000 and $733,703,000, respectively.

As of November 30, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as the cost reported in the financial statements.

Net unrealized appreciation of investments as of November 30, 2016 was $18,860,000.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

    affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the six-month period ended November 30, 2016, the Fund had no subadviser(s).

    The Fund's management fee is accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average net assets. For the six-month period ended November 30, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $2,225,000.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.05% of the Fund's average net assets for the fiscal year. For the six-month period ended November 30, 2016, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $185,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended November 30, 2016, the Fund reimbursed the Manager $10,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. The Fund's transfer agent's fees are accrued daily and paid monthly at an annualized rate of 0.05% of the Fund's average net assets for the fiscal year. For the six-month period ended November 30, 2016, the Fund incurred transfer agent's fees, paid or payable to SAS, of $185,000.

================================================================================

22  | USAA MANAGED ALLOCATION FUND

================================================================================

D. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(6) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) adopted final rules intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements. The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and related disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                            SIX-MONTH
                           PERIOD ENDED
                            NOVEMBER 30,                                YEAR ENDED MAY 31,
                           --------------------------------------------------------------------------------------
                                2016         2016             2015            2014            2013           2012
                           --------------------------------------------------------------------------------------
Net asset value at
  beginning of period       $  10.90     $  11.99       $    11.99      $    11.32        $  10.67       $  11.33
                            -------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income          .16          .24(a)           .23             .20             .18            .32(a)
  Net realized and
    unrealized gain (loss)      (.01)        (.97)(a)          .00(b)          .66             .95           (.18)(a)
                            -------------------------------------------------------------------------------------
Total from investment
  operations                     .15         (.73)(a)          .23             .86            1.13            .14(a)
                            -------------------------------------------------------------------------------------
Less distributions from:
  Net investment income            -         (.21)            (.23)           (.18)           (.23)          (.32)
  Realized capital gains           -         (.15)               -            (.01)           (.25)          (.48)
                            -------------------------------------------------------------------------------------
Total distributions                -         (.36)            (.23)           (.19)           (.48)          (.80)
                            -------------------------------------------------------------------------------------
Net asset value at
  end of period             $  11.05     $  10.90       $    11.99      $    11.99        $  11.32       $  10.67
                            =====================================================================================
Total return (%)*               1.38        (6.13)            1.98            7.65           10.70           1.29
Net assets at
  end of period (000)       $709,971     $708,592       $1,398,614      $1,219,192        $714,894       $519,850
Ratios to average
  net assets:**
  Expenses (%)(c)                .77(d)       .75              .74             .73             .74            .74
  Net investment income (%)     2.79(d)      2.09             2.04            1.80            1.68           2.87
Portfolio turnover (%)            80           90(g)            35(f)           65              65(e)         125(e)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended November 30, 2016, average net assets were
    $739,171,000.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.
(c) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                   -            -                -            (.00%)(+)       (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(e) Reflects decreased trading activity due to asset allocation strategies.
(f) Reflects overall decrease in purchases and sales of securities.
(g) Reflects increased trading activity due to large shareholder redemptions.

================================================================================

24  | USAA MANAGED ALLOCATION FUND

================================================================================

EXPENSE EXAMPLE

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of June 1, 2016, through November 30, 2016.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to

================================================================================

                                                           EXPENSE EXAMPLE |  25

================================================================================

compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                          BEGINNING              ENDING               DURING PERIOD*
                                        ACCOUNT VALUE         ACCOUNT VALUE            JUNE 1, 2016 -
                                         JUNE 1, 2016       NOVEMBER 30, 2016        NOVEMBER 30, 2016
                                        --------------------------------------------------------------
Actual                                   $1,000.00              $1,013.80                  $3.89

Hypothetical
  (5% return before expenses)             1,000.00               1,021.21                   3.90

*Expenses are equal to the Fund's annualized expense ratio of 0.77%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 1.38% for the six-month period of June 1, 2016, through November 30, 2016.

================================================================================

26  | USAA MANAGED ALLOCATION FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT usaa.com                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on usaa.com select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]                                        [LOGO OF RECYCLE PAPER]
        USAA      We know what it means to serve.(R)                10%

   =============================================================================
   93924-0117                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                       [GRAPHIC OF USAA CORNERSTONE EQUITY FUND]

 ============================================================

         SEMIANNUAL REPORT
         USAA CORNERSTONE EQUITY FUND
         NOVEMBER 30, 2016

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"AS THE NEW YEAR BEGINS, WHY NOT MAKE
A RESOLUTION TO PUT YOUR FINANCIAL HOUSE            [PHOTO OF BROOKS ENGLEHARDT]
IN ORDER?"

--------------------------------------------------------------------------------

JANUARY 2017

Financial markets are unpredictable. Many factors can confound those who try to predict the direction of the markets based on economic or political factors. In other words, it's easy to get it wrong. And, even if one correctly forecasts what will happen in the macroeconomic environment, predicting how the markets will respond is another matter altogether.

Consider the response to the Presidential election. Stocks rose on Monday and Tuesday (Election Day) at the prospect of a Hillary Clinton victory--virtually a "sure thing," according to some media pundits. U.S. Treasury securities and other segments of the bond market sold off as investors likely assumed a continuation of current economic policy under another Democratic administration. But these trends reversed on Tuesday evening when it became clear that Donald J. Trump would be elected the 45th President of the United States. Asian and European equity markets dropped and U.S. stock index futures plunged. The decline in stock index futures suggested that U.S. stocks might fall when trading began on Wednesday, however the opposite happened. Stock prices rose and then rallied strongly, with major stock indexes hitting one record high after another through the end of November 2016. U.S. Treasury prices fell, driving up yields on longer-maturity U.S. Treasuries. (Yields move in the opposite direction of prices.)

Few market participants would have forecasted such a scenario. But with hindsight, we may be able to understand some of the reasons why the markets behaved the way they did.

U.S. equity investors appeared to like President-elect Trump's promises of lower tax rates, less regulation, and more fiscal stimulus through infrastructure spending. Other explanations may lie overseas, such as complications relating to the United Kingdom's decision to exit from the European Union ("Brexit") and continued slow economic growth in China--uncertainties that may have

================================================================================

================================================================================

increased the attractiveness of U.S. stocks. As for bond investors, they may have been worried about an increase in interest rates if economic growth picks up under a Trump Administration. Higher growth rates typically correspond with rising inflation, which in turn could prompt the Federal Reserve (the Fed) to accelerate the pace of interest rate increases.

What actually happens, however, is yet to be seen. No one knows, except in the most general terms, what President-elect Trump's plans and priorities will be or how they could affect economic growth in 2017 and beyond. By extension, it is also too early to forecast how inflation might be affected and how the Fed could respond.

At USAA Investments, we are long-term, fundamental investors, who seek to look at the full market cycle rather than current geopolitical events. We believe measures such as assessing a company's intrinsic value compared to its current price tend to be more effective at forecasting potential stock returns over time. In selecting bonds, our analysts take a bottom-up approach to evaluating each security individually, building portfolios on a bond-by-bond basis.

It is important to remember market conditions are always fluctuating and time horizon matters. We believe that it is important to stay focused on your long-term objectives, using an investment plan that is based on your personal time horizon and risk tolerance. If you are uneasy about market risk in general or have concerns about too much exposure to specific asset classes, please call USAA to speak with an advisor. As the new year begins, why not make a resolution to put your financial house in order?

Thank you for allowing us to help you in your efforts to achieve your financial goals. At USAA Investments, we are committed to providing you with our best advice, top-notch service, and a variety of mutual funds. On behalf of everyone here, I wish you a happy and healthy 2017.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

    Portfolio of Investments                                                   9

    Notes to Portfolio of Investments                                         10

    Financial Statements                                                      11

    Notes to Financial Statements                                             14

EXPENSE EXAMPLE                                                               23

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

200989-0117

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA CORNERSTONE EQUITY FUND (THE FUND) SEEKS CAPITAL APPRECIATION OVER THE LONG TERM.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests at least 80% of its assets in a selection of USAA mutual funds (underlying USAA Funds) consisting of a long-term target asset allocation in equity securities. This is often referred to as a fund-of-funds investment strategy. The actual asset class allocation can deviate from time to time from these targets as market conditions warrant. This 80% policy may be changed upon at least 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    JOHN P. TOOHEY, CFA                                WASIF A. LATIF
    LANCE HUMPHREY, CFA

--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    The world equity markets produced mixed results during the reporting period ended November 30, 2016, reflecting the broad range of headlines that characterized the reporting period.

    U.S. equities posted the strongest gains among the major asset categories. The U.S. economy continued to deliver economic growth ahead of its developed-market global peers, driving healthy relative performance for the stock market. Small-cap stocks, in particular, generated favorable gains thanks in part to their greater exposure to the country's positive growth. U.S. equities performed particularly well in the wake of the U.S. election, which removed the element of political uncertainty that had weighed on the market.

    Developed-market international equities finished with a small loss and trailed the U.S. market by a wide margin. While Japanese stocks were bolstered by the substantial fiscal and monetary stimulus being provided by the nation's government, European equities lagged. The leading cause of the shortfall was likely the region's higher sensitivity to the United Kingdom's June 2016 vote to exit the European Union ("Brexit"). In addition, the European markets were pressured by the combination of slow economic growth, possible instability within the banking system, and the potential impact of rising nationalism across Europe.

    In contrast to the developed countries markets, emerging-market stocks performed well during the reporting period. The renewed stability in commodity prices provided a positive backdrop for the asset class, as did improving corporate earnings and signs of stronger economic growth in both Russia and China.

================================================================================

2  | USAA CORNERSTONE EQUITY FUND

================================================================================

o HOW DID THE USAA CORNERSTONE EQUITY FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended November 30, 2016, the Fund had a total return of 5.12%. This compares to a return of 3.67% for the MSCI All-Country World Index and 4.21% for the Cornerstone Equity Composite Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    We maintained a patient approach to managing the Fund's portfolio. Rather than trying to keep pace with the rapidly shifting trends in the global markets, we remained focused on asset classes where we believed there was value. While low valuations don't necessarily translate to outperformance in the short term, undervalued market segments have demonstrated superior results over time. We believe this value-driven strategy is appropriate for an environment in which macroeconomic headlines are a key driver of financial-market performance.

    The Fund's domestic equity allocation, which holds five funds that represent a variety of investment styles, contributed positively to performance. The Fund's positions in value funds outperformed, while those geared toward the growth style delivered smaller gains. An allocation to small-cap stocks added further value, as did individual stock selection in the underlying portfolios in which the Fund invests. Security selection was also a positive factor in the Fund's results within the large-cap space.

    The Fund's developed-market international allocation aided performance during the middle of the reporting period, but was a net detractor overall. With that said, the underlying managers generated outperformance through the strength of their individual stock selection. Although we continue to see a long-term opportunity in the international markets due to their compelling valuations relative to U.S. stocks, the unsteady economic conditions overseas prompted us to slightly reduce the Fund's position.

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    The Fund's allocation to emerging-market stocks contributed positively to its performance. We remain enthusiastic on the longer-term outlook for the emerging markets, where the combination of improving growth, healthy corporate earnings, and stabilizing commodity prices makes the low valuations of the asset class particularly compelling.

    The Fund's allocation to gold stocks, though modest, slightly detracted from results. After rallying in the first half of the reporting period, gold prices subsequently weakened due to the prospect of rising interest rates. Shares of gold mining companies declined from their mid-August 2016 peak as a result, causing the sector to finish with a loss. Overall, however, this aspect of our positioning had only a small effect on the Fund's performance.

    The investment backdrop offered a varied picture for investors at the close of the reporting period. The U.S. economy has continued to produce modest growth despite the challenging economic conditions elsewhere in the developed world. In addition, the ultra-loose monetary policies of certain foreign central banks represent an ongoing engine of demand for higher-risk, higher-yielding financial assets. While these factors are generally a positive for the markets, potential sources of volatility include global political uncertainty and the possibility that the Federal Reserve could begin to raise interest rates more aggressively.

    Our response to this ambiguity is to maintain our strategy: maintain diversification, stay focused on the long-term picture, and emphasize undervalued asset classes. We believe this steady approach--rather than one that tries to keep up with the day-to-day considerations driving short-term market performance--is well suited to a highly uncertain investment environment.

    Thank you for allowing us to help you manage your investments.

    The assets of the Cornerstone Equity Fund will be invested in other USAA funds and will indirectly bear expenses and reflect the risks of the underlying funds in which it invests. o The underlying funds may be invested in, among other things: (1) exchange-traded funds; (2) futures, options, and other derivatives; (3) non-investment-grade securities; (4) precious metals and minerals companies; (5) real estate investment trusts; (6) money market instruments; and (7) foreign and emerging markets. o These types of investments and asset classes may be more volatile than others. In addition, it is possible that a particular asset allocation used by the Manager may not produce the intended result. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o The USAA Precious Metals and Minerals Fund is subject to additional risks, such as currency fluctuation, market illiquidity, political instability and increased price volatility. It may be more volatile than a fund that diversifies across many industries and companies.

================================================================================

4  | USAA CORNERSTONE EQUITY FUND

================================================================================

INVESTMENT OVERVIEW

USAA CORNERSTONE EQUITY FUND (THE FUND)
(Ticker Symbol: UCEQX)

--------------------------------------------------------------------------------
                                                11/30/16             5/31/16
--------------------------------------------------------------------------------
Net Assets                                   $106.5 Million       $100.0 Million
Net Asset Value Per Share                       $13.15               $12.51

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/16
--------------------------------------------------------------------------------
    5/31/16-11/30/16*              1 YEAR             SINCE INCEPTION 6/8/12
        5.12%                       5.85%                     8.31%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                                            SINCE INCEPTION 6/8/12
    10.11%                                                    8.56%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 5/31/16**
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT      1.07%         AFTER REIMBURSEMENT      0.95%

                  (Includes acquired fund fees and expenses of 0.85%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through September 30, 2017, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.10% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after September 30, 2017. If the total annual operating expense ratio of the Fund is lower than 0.10%, the Fund will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                         CORNERSTONE EQUITY                 MSCI-ALL                     USAA
                             COMPOSITE                   COUNTRY WORLD                CORNERSTONE
                               INDEX                        INDEX                     EQUITY FUND
05/31/12                    $10,000.00                    $10,000.00                  $10,000.00
06/30/12                     10,454.60                     10,493.89                   10,250.00
07/31/12                     10,589.58                     10,637.55                   10,290.00
08/31/12                     10,827.10                     10,868.84                   10,570.00
09/30/12                     11,138.14                     11,211.17                   10,940.00
10/31/12                     11,030.66                     11,136.45                   10,810.00
11/30/12                     11,148.74                     11,278.85                   10,900.00
12/31/12                     11,372.54                     11,534.33                   11,162.00
01/31/13                     11,911.10                     12,065.70                   11,546.00
02/28/13                     11,949.36                     12,063.82                   11,516.00
03/31/13                     12,236.03                     12,281.81                   11,718.00
04/30/13                     12,525.80                     12,635.33                   11,728.00
05/31/13                     12,557.29                     12,600.66                   11,839.00
06/30/13                     12,241.81                     12,232.36                   11,455.00
07/31/13                     12,823.59                     12,817.95                   12,062.00
08/31/13                     12,548.66                     12,550.90                   11,839.00
09/30/13                     13,138.37                     13,199.17                   12,355.00
10/31/13                     13,636.56                     13,729.68                   12,779.00
11/30/13                     13,842.16                     13,924.12                   12,941.00
12/31/13                     14,103.21                     14,164.33                   13,133.00
01/31/14                     13,647.54                     13,597.75                   12,650.00
02/28/14                     14,304.34                     14,254.63                   13,308.00
03/31/14                     14,361.97                     14,318.01                   13,308.00
04/30/14                     14,453.58                     14,454.31                   13,339.00
05/31/14                     14,731.26                     14,761.74                   13,596.00
06/30/14                     15,045.40                     15,039.67                   13,925.00
07/31/14                     14,801.75                     14,857.12                   13,596.00
08/31/14                     15,186.81                     15,185.29                   13,966.00
09/30/14                     14,684.35                     14,693.04                   13,442.00
10/31/14                     14,878.84                     14,796.48                   13,534.00
11/30/14                     15,102.65                     15,043.98                   13,812.00
12/31/14                     14,891.46                     14,753.68                   13,520.00
01/31/15                     14,664.01                     14,523.01                   13,415.00
02/28/15                     15,433.86                     15,331.53                   14,098.00
03/31/15                     15,240.37                     15,093.98                   13,856.00
04/30/15                     15,577.10                     15,531.92                   14,245.00
05/31/15                     15,616.59                     15,511.65                   14,287.00
06/30/15                     15,300.22                     15,146.48                   13,961.00
07/31/15                     15,393.23                     15,278.01                   13,919.00
08/31/15                     14,425.51                     14,230.69                   13,048.00
09/30/15                     13,953.00                     13,715.12                   12,628.00
10/31/15                     14,962.73                     14,791.55                   13,541.00
11/30/15                     14,877.68                     14,669.41                   13,510.00
12/31/15                     14,614.35                     14,404.86                   13,213.00
01/31/16                     13,759.41                     13,535.78                   12,474.00
02/29/16                     13,698.87                     13,442.98                   12,441.00
03/31/16                     14,705.73                     14,439.21                   13,333.00
04/30/16                     14,926.32                     14,652.35                   13,540.00
05/31/16                     15,003.93                     14,670.82                   13,605.00
06/30/16                     14,969.43                     14,582.01                   13,540.00
07/31/16                     15,578.68                     15,210.40                   14,149.00
08/31/16                     15,608.28                     15,261.58                   14,225.00
09/30/16                     15,709.73                     15,355.08                   14,301.00
10/31/16                     15,400.25                     15,094.44                   14,040.00
11/30/16                     15,637.42                     15,209.15                   14,301.00

                                   [END CHART]

                  Data from 5/31/12 through 11/30/16.*

                  See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the Cornerstone Equity Composite Index and MSCI All-Country World Index is calculated from the end of the month, May 31, 2012, while the inception date of the USAA Cornerstone Equity Fund is June 8, 2012. There may be a slight variation of the performance numbers because of this difference.

================================================================================

6  | USAA CORNERSTONE EQUITY FUND

================================================================================

The graph on page 6 illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Equity Fund to the benchmarks listed below. The Manager has developed the Composite Index, which is used to measure the Fund's performance. The custom benchmark was created by the Manager to show how the Fund's performance compares with the returns of an index or indexes with similar asset allocations.

o The Cornerstone Equity Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (56%), the MSCI ACWI ex USA IMI Net (37%), the Bloomberg Commodity Index Total Return (2.5%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (2.5%), and the Bloomberg Barclays U.S. Treasury - Bills (1-3M) (2%).

o The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                         o ASSET ALLOCATION - 11/30/16 o

                           [CHART OF ASSET ALLOCATION]

INVESTMENT                                                      ALLOCATION
--------------------------------------------------------------------------
USAA FUND:
Aggressive Growth                                                    3.9%
Emerging Markets                                                     8.9%
Growth                                                               6.7%
Income Stock                                                        10.6%
International                                                       28.7%
Precious Metals and Minerals                                         0.9%
S&P 500 Index                                                       15.3%
Small Cap Stock                                                     11.0%
Value                                                               12.2%
  Total Equity & Alternative                                        98.2%

CASH EQUIVALENTS:
Money Market Instruments                                             1.8%

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

8  | USAA CORNERSTONE EQUITY FUND

================================================================================

PORTFOLIO OF INVESTMENTS

November 30, 2016 (unaudited)

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              EQUITY & ALTERNATIVE FUNDS (98.2%)
  105,240     USAA Aggressive Growth Fund                                                                 $  4,173
  623,484     USAA Emerging Markets Fund                                                                     9,508
  277,768     USAA Growth Fund                                                                               7,097
  621,850     USAA Income Stock Fund                                                                        11,324
1,154,260     USAA International Fund                                                                       30,611
   75,851     USAA Precious Metals and Minerals Fund*                                                          973
  517,219     USAA S&P 500 Index Fund                                                                       16,282
  664,343     USAA Small Cap Stock Fund                                                                     11,652
  626,097     USAA Value Fund                                                                               13,023
                                                                                                          --------
              Total Equity & Alternative Funds (cost: $98,007)                                             104,643
                                                                                                          ========

              MONEY MARKET INSTRUMENTS (1.8%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.8%)
1,862,532     State Street Institutional Treasury Money Market Fund Premier Class, 0.25%(a)
                 (cost: $1,863)                                                                              1,863
                                                                                                          --------

              TOTAL INVESTMENTS (COST: $99,870)                                                           $106,506
                                                                                                          ========

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                       VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                               LEVEL 1            LEVEL 2          LEVEL 3             TOTAL
------------------------------------------------------------------------------------------------------------------
Equity & Alternative Funds                          $104,643                 $-               $-          $104,643
Money Market Instruments:
  Government & U.S. Treasury Money Market Funds        1,863                  -                -             1,863
------------------------------------------------------------------------------------------------------------------
Total                                               $106,506                 $-               $-          $106,506
------------------------------------------------------------------------------------------------------------------

For the period of June 1, 2016, through November 30, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  9

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

    The underlying funds in which the Fund invests are managed by USAA Asset Management Company, an affiliate of the Fund. The Fund invests in the Reward Shares of the USAA S&P 500 Index Fund and the Institutional Shares of the other USAA mutual funds.

o   SPECIFIC NOTES

    (a) Rate represents the money market fund annualized seven-day yield at November 30, 2016.

      *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

10  | USAA CORNERSTONE EQUITY FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in affiliated underlying funds, at value (cost of $98,007)      $104,643
   Investments in other securities, at value (cost of $1,863)                  $  1,863
   Receivables:
      Capital shares sold                                                           125
      USAA Asset Management Company (Note 5C)                                        15
                                                                               --------
         Total assets                                                           106,646
                                                                               --------
LIABILITIES
   Payables:
      Capital shares redeemed                                                        59
   Other accrued expenses and payables                                               49
                                                                               --------
         Total liabilities                                                          108
                                                                               --------
            Net assets applicable to capital shares outstanding                $106,538
                                                                               ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                             $ 98,379
   Accumulated undistributed net investment income                                  338
   Accumulated net realized gain on investments                                   1,185
   Net unrealized appreciation of investments                                     6,636
                                                                               --------
            Net assets applicable to capital shares outstanding                $106,538
                                                                               ========
   Capital shares outstanding, no par value                                       8,101
                                                                               ========
   Net asset value, redemption price, and offering price per share             $  13.15
                                                                               ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  11

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Income distributions from affiliated underlying funds                         $  233
   Interest                                                                           2
                                                                                 ------
      Total income                                                                  235
                                                                                 ------
EXPENSES
   Custody and accounting fees                                                       21
   Postage                                                                           10
   Shareholder reporting fees                                                         9
   Trustees' fees                                                                    15
   Registration fees                                                                 13
   Professional fees                                                                 31
   Other                                                                              4
                                                                                 ------
         Total expenses                                                             103
   Expenses reimbursed                                                              (51)
                                                                                 ------
         Net expenses                                                                52
                                                                                 ------
NET INVESTMENT INCOME                                                               183
                                                                                 ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss on sales of affiliated underlying funds                        (78)
   Change in net unrealized appreciation/(depreciation) of
      affiliated underlying funds                                                 5,132
                                                                                 ------
         Net realized and unrealized gain                                         5,054
                                                                                 ------
   Increase in net assets resulting from operations                              $5,237
                                                                                 ======

See accompanying notes to financial statements.

================================================================================

12  | USAA CORNERSTONE EQUITY FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 2016 (unaudited), and year ended
May 31, 2016

--------------------------------------------------------------------------------------------------
                                                                       11/30/2016        5/31/2016
--------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                 $    183         $  1,265
   Net realized loss on sales of affiliated underlying funds                  (78)          (1,434)
   Net realized gain on capital gain distributions from
      affiliated underlying funds                                               -            3,258
   Change in net unrealized appreciation/(depreciation)
      of affiliated underlying funds                                        5,132           (7,244)
                                                                         -------------------------
      Increase (decrease) in net assets resulting from operations           5,237           (4,155)
                                                                         -------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                        -           (1,163)
   Net realized gains                                                           -           (2,140)
                                                                         -------------------------
      Distributions to shareholders                                             -           (3,303)
                                                                         -------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                               17,676           38,208
   Reinvested dividends                                                         -            3,188
   Cost of shares redeemed                                                (16,349)         (25,692)
                                                                         -------------------------
      Increase in net assets from capital share transactions                1,327           15,704
                                                                         -------------------------
   Capital contribution from USAA Transfer Agency Company                       -                2
                                                                         -------------------------
   Net increase in net assets                                               6,564            8,248

NET ASSETS
   Beginning of period                                                     99,974           91,726
                                                                         -------------------------
   End of period                                                         $106,538         $ 99,974
                                                                         =========================
Accumulated undistributed net investment income:
   End of period                                                         $    338         $    155
                                                                         =========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                              1,372            3,073
   Shares issued for dividends reinvested                                       -              258
   Shares redeemed                                                         (1,265)          (2,077)
                                                                         -------------------------
      Increase in shares outstanding                                          107            1,254
                                                                         =========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  13

================================================================================

NOTES TO FINANCIAL STATEMENTS

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Cornerstone Equity Fund (the
Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation over the long term.

The Fund is a "fund of funds" in that it invests in a portfolio of underlying USAA equity and alternative funds (underlying USAA Funds) managed by USAA Asset Management Company (the Manager), an affiliate of the Fund.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

================================================================================

14  | USAA CORNERSTONE EQUITY FUND

================================================================================

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the Manager, an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Investments in the underlying USAA Funds and other open-end investment companies, other than exchange-traded funds (ETFs) are valued at their net asset value (NAV) at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    2. The underlying USAA Funds have specific valuation procedures. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  15

================================================================================

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxbale income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income and capital gain distributions from the underlying USAA Funds are recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

================================================================================

16  | USAA CORNERSTONE EQUITY FUND

================================================================================

E. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended November 30, 2016, there were no custodian and other bank credits.

F. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

G. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates with other USAA Funds in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The USAA Funds are assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  17

================================================================================

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the six-month period ended November 30, 2016, the Fund paid CAPCO facility fees of less than $500, which represents 0.1% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended November 30, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined as of the Fund's tax year-end of May 31, 2017, in accordance with applicable federal tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal income tax.

At May 31, 2016, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended November 30, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 2016, were $5,168,000 and $5,034,000, respectively.

================================================================================

18  | USAA CORNERSTONE EQUITY FUND

================================================================================

As of November 30, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as the cost reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of November 30, 2016, were $7,981,000 and $1,345,000, respectively, resulting in net unrealized appreciation of $6,636,000.

(5) AGREEMENTS WITH MANAGER

A. ADVISORY AGREEMENT - The Manager carries out the Fund's investment policies and manages the Fund's portfolio pursuant to an Advisory Agreement. The Manager does not receive any management fees from the Fund for these services.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. The Manager does not receive any fees from the Fund for these services. In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the billing of these expenses to the Fund. These expenses are included in the professional fees on the Fund's Statement of Operations and, for the six-month period ended November 30, 2016, were $1,000 for the Fund.

C. EXPENSE LIMITATION - The Manager agreed, through September 30, 2017, to limit the total annual operating expenses of the Fund to 0.10% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through September 30, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended November 30, 2016, the Fund incurred reimbursable expenses of $51,000, of which $15,000 was receivable from the Manager.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

D. TRANSFER AGENCY AGREEMENT - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. SAS does not receive any fees from the Fund for these services.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(6) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association (USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) TRANSACTIONS WITH AFFILIATED FUNDS

A. SHARE OWNERSHIP - The Fund does not invest in the underlying USAA Funds for the purpose of exercising management or control; however, investments by the Fund may represent a significant portion of the underlying USAA Funds' net assets. At November 30, 2016, the Fund owned the following percentages of the total outstanding shares of each of the underlying USAA Funds:

AFFILIATED USAA FUND                                           OWNERSHIP %
----------------------------------------------------------------------------
Aggressive Growth                                                  0.3
Emerging Markets                                                   1.1
Growth                                                             0.3
Income Stock                                                       0.4
International                                                      0.9
Precious Metals and Minerals                                       0.2
S&P 500 Index                                                      0.3
Small Cap Stock                                                    0.8
Value                                                              0.9

================================================================================

20  | USAA CORNERSTONE EQUITY FUND

================================================================================

B. TRANSACTIONS WITH AFFILIATED FUNDS - The following table provides details related to the Fund's investment in the underlying USAA Funds for the six-month period ended November 30, 2016 (in thousands):

                                                                        REALIZED
                              PURCHASE       SALES       DIVIDEND         GAIN              MARKET VALUE
AFFILIATED USAA FUND           COST(A)      PROCEEDS      INCOME        (LOSS)(B)      05/31/2016  11/30/2016
-------------------------------------------------------------------------------------------------------------
Aggressive Growth               $    -        $  900         $  -         $  10           $ 4,939     $ 4,173
Emerging Markets                   750           300            -           (25)            8,415       9,508
Growth                             700           400            -            30             6,516       7,097
Income Stock                       491           700           91           (10)           11,045      11,324
International                    1,100         1,200            -          (139)           30,457      30,611
Precious Metals and Minerals         -           434            -           141             1,430         973
S&P 500 Index                    1,142           100          142             2            14,493      16,282
Small Cap Stock                     85           800            -           (74)           11,000      11,652
Value                              900           200            -           (13)           11,160      13,023

    (a) Includes reinvestment of distributions from dividend income and realized gains.
    (b) Includes capital gain distributions received, if any.

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) adopted final rules intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements. The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and related disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

(9) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                    SIX-MONTH
                                  PERIOD ENDED                                                        PERIOD ENDED
                                  NOVEMBER 30,                      YEAR ENDED MAY 31,                    MAY 31,
                                  --------------------------------------------------------------------------------
                                      2016             2016              2015             2014             2013***
                                  --------------------------------------------------------------------------------
Net asset value at
  beginning of period             $  12.51          $ 13.61           $ 13.22          $ 11.71          $ 10.00
                                  -----------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                .02              .16               .24              .17              .12(a)
  Net realized and unrealized
    gain (loss)                        .62             (.82)              .42             1.55             1.71(a)
                                  -----------------------------------------------------------------------------
Total from investment
  operations                           .64             (.66)              .66             1.72             1.83(a)
                                  -----------------------------------------------------------------------------
Less distributions from:
  Net investment income                  -             (.15)             (.24)            (.16)            (.12)
  Realized capital gains                 -             (.29)             (.03)            (.05)            (.00)(b)
                                  -----------------------------------------------------------------------------
Total distributions                      -             (.44)             (.27)            (.21)            (.12)
                                  -----------------------------------------------------------------------------
Net asset value at end
  of period                       $  13.15          $ 12.51           $ 13.61          $ 13.22          $ 11.71
                                  =============================================================================
Total return (%)*                     5.12            (4.77)             5.08            14.84            18.39
Net assets at end of
  period (000)                    $106,538          $99,974           $91,726          $66,040          $31,555
Ratios to average
  net assets:**,(c)
  Expenses (%)(d)                      .10(e)           .10               .10              .10              .10(e)
  Expenses, excluding
    reimbursements (%)(d)              .20(e)           .22               .24              .33             1.13(e)
  Net investment income (%)            .36(e)          1.36              1.77             1.45             1.09(e)
Portfolio turnover (%)                   5               15                 8                2                5

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended November 30, 2016, average net assets were $102,824,000.
*** Fund commenced operations on June 8, 2012.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.
(c) Calculated excluding the Fund's pro-rata share of expenses of the underlying USAA Funds.
(d) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                         -                -                 -             (.00%)(+)        (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(e) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

22  | USAA CORNERSTONE EQUITY FUND

================================================================================

EXPENSE EXAMPLE

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Fund also indirectly bears its pro-rata share of the expenses of the underlying USAA Funds in which it invests (acquired funds). These acquired fund fees and expenses are not included in the Fund's annualized expense ratios used to calculate the expense estimates in the table on the next page.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of June 1, 2016, through November 30, 2016.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before

================================================================================

                                                           EXPENSE EXAMPLE |  23

================================================================================

expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher. Acquired fund fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expenses paid in the table below.

                                                                                     EXPENSES PAID
                                         BEGINNING               ENDING              DURING PERIOD*
                                       ACCOUNT VALUE          ACCOUNT VALUE          JUNE 1, 2016 -
                                        JUNE 1, 2016        NOVEMBER 30, 2016      NOVEMBER 30, 2016
                                       -------------------------------------------------------------
Actual                                   $1,000.00              $1,051.20                 $0.51

Hypothetical
  (5% return before expenses)             1,000.00               1,024.57                  0.51

*Expenses are equal to the Fund's annualized expense ratio of 0.10%, which is net of any reimbursements and expenses paid indirectly and excludes expenses of the acquired funds, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 5.12% for the six-month period of June 1, 2016, through November 30, 2016.

================================================================================

24  | USAA CORNERSTONE EQUITY FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT usaa.com                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE ON usaa.com select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]                                        [LOGO OF RECYCLE PAPER]
        USAA         We know what it means to serve.(R)            10%

   =============================================================================
   97453-0117                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                   [GRAPHIC OF USAA CORNERSTONE AGGRESSIVE FUND]

 ==============================================================

         SEMIANNUAL REPORT
         USAA CORNERSTONE AGGRESSIVE FUND
         NOVEMBER 30, 2016

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"AS THE NEW YEAR BEGINS, WHY NOT MAKE
A RESOLUTION TO PUT YOUR FINANCIAL HOUSE            [PHOTO OF BROOKS ENGLEHARDT]
IN ORDER?"

--------------------------------------------------------------------------------

JANUARY 2017

Financial markets are unpredictable. Many factors can confound those who try to predict the direction of the markets based on economic or political factors. In other words, it's easy to get it wrong. And, even if one correctly forecasts what will happen in the macroeconomic environment, predicting how the markets will respond is another matter altogether.

Consider the response to the Presidential election. Stocks rose on Monday and Tuesday (Election Day) at the prospect of a Hillary Clinton victory--virtually a "sure thing," according to some media pundits. U.S. Treasury securities and other segments of the bond market sold off as investors likely assumed a continuation of current economic policy under another Democratic administration. But these trends reversed on Tuesday evening when it became clear that Donald J. Trump would be elected the 45th President of the United States. Asian and European equity markets dropped and U.S. stock index futures plunged. The decline in stock index futures suggested that U.S. stocks might fall when trading began on Wednesday, however the opposite happened. Stock prices rose and then rallied strongly, with major stock indexes hitting one record high after another through the end of November 2016. U.S. Treasury prices fell, driving up yields on longer-maturity U.S. Treasuries. (Yields move in the opposite direction of prices.)

Few market participants would have forecasted such a scenario. But with hindsight, we may be able to understand some of the reasons why the markets behaved the way they did.

U.S. equity investors appeared to like President-elect Trump's promises of lower tax rates, less regulation, and more fiscal stimulus through infrastructure spending. Other explanations may lie overseas, such as complications relating to the United Kingdom's decision to exit from the European Union ("Brexit") and continued slow economic growth in China--uncertainties that may have

================================================================================

================================================================================

increased the attractiveness of U.S. stocks. As for bond investors, they may have been worried about an increase in interest rates if economic growth picks up under a Trump Administration. Higher growth rates typically correspond with rising inflation, which in turn could prompt the Federal Reserve (the Fed) to accelerate the pace of interest rate increases.

What actually happens, however, is yet to be seen. No one knows, except in the most general terms, what President-elect Trump's plans and priorities will be or how they could affect economic growth in 2017 and beyond. By extension, it is also too early to forecast how inflation might be affected and how the Fed could respond.

At USAA Investments, we are long-term, fundamental investors, who seek to look at the full market cycle rather than current geopolitical events. We believe measures such as assessing a company's intrinsic value compared to its current price tend to be more effective at forecasting potential stock returns over time. In selecting bonds, our analysts take a bottom-up approach to evaluating each security individually, building portfolios on a bond-by-bond basis.

It is important to remember market conditions are always fluctuating and time horizon matters. We believe that it is important to stay focused on your long-term objectives, using an investment plan that is based on your personal time horizon and risk tolerance. If you are uneasy about market risk in general or have concerns about too much exposure to specific asset classes, please call USAA to speak with an advisor. As the new year begins, why not make a resolution to put your financial house in order?

Thank you for allowing us to help you in your efforts to achieve your financial goals. At USAA Investments, we are committed to providing you with our best advice, top-notch service, and a variety of mutual funds. On behalf of everyone here, I wish you a happy and healthy 2017.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Portfolio of Investments                                                  11

    Notes to Portfolio of Investments                                         33

    Financial Statements                                                      37

    Notes to Financial Statements                                             40

EXPENSE EXAMPLE                                                               54

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

200987-0117

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA CORNERSTONE AGGRESSIVE FUND (THE FUND) SEEKS CAPITAL APPRECIATION OVER THE LONG TERM. THE FUND ALSO CONSIDERS THE POTENTIAL FOR CURRENT INCOME.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests in equity securities, bonds, and money market instruments, and other instruments including derivatives. The Fund has a target asset class allocation of approximately 80% equity securities and 20% fixed-income securities. The actual asset class allocation can deviate from time to time from these targets as market conditions warrant. The implementation of the asset allocation may involve the extensive use of equity and fixed-income exchange-traded funds (ETFs). The Fund may invest in securities issued by domestic or foreign companies. The Fund also may invest in investment-grade and below-investment-grade ("junk" or high-yield) fixed-income securities.

The Fund's investments also include real estate investment trusts (REITs), investments that provide exposure to commodities (such as ETFs or national resources companies), and derivatives, including futures and options. Derivatives may be utilized by the Fund to reduce its volatility over time, to enhance returns, or to provide diversification.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    JOHN P. TOOHEY, CFA                         LANCE HUMPHREY, CFA
    WASIF A. LATIF                              ARNOLD J. ESPE, CFA

--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    Financial assets produced mixed results during the reporting period ended November 30, 2016, reflecting the broad range of headlines that characterized the reporting period.

    U.S. equities posted the strongest gains among the major asset categories. The U.S. economy continued to deliver economic growth ahead of its developed-market global peers, driving healthy relative performance for the stock market. Small-cap stocks, in particular, generated favorable gains thanks in part to their greater exposure to the country's positive growth. U.S. equities performed particularly well in the wake of the U.S.
    election, which removed the element of political uncertainty that had weighed on the market.

    Developed-market international equities finished with a small loss and trailed the U.S. market by a wide margin. While Japanese stocks were bolstered by the substantial fiscal and monetary stimulus being provided by the nation's government, European equities lagged. The leading cause of the shortfall was likely the region's higher sensitivity to the United Kingdom's June 2016 vote to exit the European Union ("Brexit"). In addition, the European markets were pressured by the combination of slow economic growth, possible instability within the banking system, and the potential impact of rising nationalism across Europe.

================================================================================

2  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    In contrast to the developed markets, emerging-market stocks performed well during the reporting period. The renewed stability in commodity prices provided a positive backdrop for the asset class, as did improving corporate earnings and signs of stronger economic growth in both Russia and China.

    The U.S. bond market also experienced mixed performance during the reporting period. Market segments that are sensitive to interest-rate movements, such as longer-term U.S. Treasuries, generally finished with slightly negative returns. The stimulation of the U.S. economy, in conjunction with the prospects of increasingly growth-oriented policies in the year ahead, raised concerns that the Federal Reserve (the Fed) would take an aggressive approach to raising interest rates. However, the improving growth outlook--together with investors' increasing appetite for risk--helped fuel strong returns for lower-rated segments of the market, including high-yield bonds.

o HOW DID THE USAA CORNERSTONE AGGRESSIVE FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended November 30, 2016, the Fund had a total return of 2.74%. This compares to a return of 3.67% for the MSCI All-Country World Index and 3.42% for the Cornerstone Aggressive Composite Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    We maintained a patient approach to managing the Fund's portfolio. Rather than trying to keep pace with the rapidly shifting trends in the global markets, we remained focused on asset classes where we believed

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    there was value. While low valuations don't necessarily translate to outperformance in the short term, undervalued market segments have historically demonstrated superior results over time. We believe this value-driven strategy is appropriate for an environment in which macroeconomic headlines are a key driver of financial-market performance.

    In the Fund's U.S. equity allocation, a diversified portfolio of large-cap, blue-chip stocks performed well and participated in the broader rally. Stock selection in the mid-cap space was an additional positive. Although stronger returns could have been produced through a larger position in small caps or aggressive growth stocks, we think that a focus on fundamentally sound, reasonably valued large-and mid-cap companies is prudent at this stage of the cycle. The Fund remained underweight in the United States overall, as we continued to see more attractive valuations overseas.

    The Fund's developed-market international allocation aided performance during the middle of the reporting period, but was a net detractor overall. Although we continue to see a long-term opportunity in the international markets due to their compelling valuations relative to U.S. stocks, the unsteady economic conditions overseas prompted us to slightly reduce the Fund's position.

    The Fund's allocation to emerging-market stocks contributed positively to its performance. We remain enthusiastic on the longer-term outlook for the emerging markets, where the combination of improving growth, healthy corporate earnings, and stabilizing commodity prices makes the low valuations of the asset class particularly compelling.

    The Fund's allocation to gold stocks, though modest, slightly detracted from results. After rallying in the first half of the reporting period, gold prices subsequently weakened due to the prospect of rising interest rates. Shares of gold mining companies declined from their mid-August 2016 peak as a result, causing the sector to finish with a loss. Overall, however, this aspect of our positioning had only a small effect on the Fund's performance.

    The Fund's actively managed bond portfolio made a positive contribution to results due in part to its above-average weightings in

================================================================================

4  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    lower-rated investment-grade and high-yield corporate bonds. In addition, the Fund's performance was aided by positive security selection in both areas. The portfolio maintained an allocation to longer-term U.S. Treasuries to counterbalance some of its credit exposure, but this aspect of its positioning was a slight detractor due to the weaker returns for government bonds.

    The investment backdrop offered a varied picture for investors at the close of the reporting period. The U.S. economy has continued to produce modest growth despite the challenging economic conditions elsewhere in the developed world. In addition, the ultra-loose monetary policies of certain foreign central banks represent an ongoing engine of demand for higher-risk, higher-yielding financial assets. While these factors are generally a positive for the markets, potential sources of volatility include global political uncertainty and the possibility that the Fed could begin to raise interest rates more aggressively.

    Our response to this ambiguity is to maintain our strategy: maintain diversification, stay focused on the long-term picture, and emphasize undervalued asset classes. We believe this steady approach--rather than one that tries to keep up with the day-to-day considerations driving short-term market performance--is well suited to a highly uncertain investment environment.

    Thank you for allowing us to help you manage your investments.

    Asset Allocation funds may be invested in, among other things:
    (1) exchange-traded funds; (2) futures, options, and other derivatives;
    (3) non-investment-grade securities; (4) precious metals and minerals companies; (5) real estate investment trusts; (6) money market instruments;
    (7) foreign and emerging markets. These types of investments and asset classes may be more volatile and prone to experience significant loss than others. In addition, it is possible that a particular asset allocation used by the Manager may not produce the intended result. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
    o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o Non-investment-grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more credit worthy investment-grade securities.
    o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Exchange Traded Funds (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA CORNERSTONE AGGRESSIVE FUND (THE FUND)
(Ticker Symbol: UCAGX)

--------------------------------------------------------------------------------
                                           11/30/16                 5/31/16
--------------------------------------------------------------------------------
Net Assets                              $237.2 Million          $222.2 Million
Net Asset Value Per Share                  $11.64                   $11.33

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/16
--------------------------------------------------------------------------------
    5/31/16-11/30/16*              1 YEAR              SINCE INCEPTION 6/08/12
         2.74%                      1.83%                       5.87%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                                             SINCE INCEPTION 6/08/12
     5.65%                                                       6.12%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 5/31/16**
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT      1.52%            AFTER REIMBURSEMENT      1.23%

               (Includes acquired fund fees and expenses of 0.13%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through September 30, 2017, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.10% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after September 30, 2017. If the total annual operating expense ratio of the Fund is lower than 1.10%, the Fund will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Effective October 1, 2016, the base investment management fee was reduced from 0.70% to 0.65% of the Fund's average net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                         MSCI                 CORNERSTONE                USAA
                      ALL-COUNTRY             AGGRESSIVE              CORNERSTONE
                      WORLD INDEX           COMPOSITE INDEX         AGGRESSIVE FUND
05/31/12              $10,000.00              $10,000.00              $10,000.00
06/30/12               10,493.89               10,375.19               10,330.00
07/31/12               10,637.55               10,512.07               10,390.00
08/31/12               10,868.84               10,708.77               10,610.00
09/30/12               11,211.17               10,965.51               10,850.00
10/31/12               11,136.45               10,884.98               10,810.00
11/30/12               11,278.85               10,984.63               10,870.00
12/31/12               11,534.33               11,164.56               11,071.06
01/31/13               12,065.70               11,586.21               11,399.70
02/28/13               12,063.82               11,627.36               11,327.81
03/31/13               12,281.81               11,858.61               11,502.40
04/30/13               12,635.33               12,110.82               11,656.45
05/31/13               12,600.66               12,100.44               11,605.10
06/30/13               12,232.36               11,814.94               11,276.46
07/31/13               12,817.95               12,280.90               11,697.53
08/31/13               12,550.90               12,052.86               11,471.59
09/30/13               13,199.17               12,536.33               11,820.77
10/31/13               13,729.68               12,947.18               12,211.03
11/30/13               13,924.12               13,100.30               12,344.54
12/31/13               14,164.33               13,292.33               12,509.86
01/31/14               13,597.75               12,973.13               12,155.11
02/28/14               14,254.63               13,499.26               12,624.63
03/31/14               14,318.01               13,541.51               12,645.49
04/30/14               14,454.31               13,631.63               12,739.40
05/31/14               14,761.74               13,875.31               12,937.63
06/30/14               15,039.67               14,121.09               13,188.04
07/31/14               14,857.12               13,926.31               12,989.80
08/31/14               15,185.29               14,250.64               13,219.34
09/30/14               14,693.04               13,846.68               12,812.43
10/31/14               14,796.48               14,021.69               12,895.90
11/30/14               15,043.98               14,208.40               13,052.40
12/31/14               14,753.68               14,042.85               12,855.85
01/31/15               14,523.01               13,914.63               12,758.13
02/28/15               15,331.53               14,497.23               13,290.17
03/31/15               15,093.98               14,359.85               13,105.58
04/30/15               15,531.92               14,614.57               13,344.46
05/31/15               15,511.65               14,641.37               13,409.60
06/30/15               15,146.48               14,370.10               13,116.44
07/31/15               15,278.01               14,457.58               13,192.45
08/31/15               14,230.69               13,708.05               12,454.10
09/30/15               13,715.12               13,351.28               12,074.07
10/31/15               14,791.55               14,148.43               12,768.98
11/30/15               14,669.41               14,074.73               12,682.12
12/31/15               14,404.86               13,859.39               12,415.00
01/31/16               13,535.78               13,224.63               11,805.00
02/29/16               13,442.98               13,194.21               11,727.00
03/31/16               14,439.21               14,014.89               12,393.00
04/30/16               14,652.35               14,202.69               12,537.00
05/31/16               14,670.82               14,266.61               12,570.00
06/30/16               14,582.01               14,285.15               12,603.00
07/31/16               15,210.40               14,780.85               13,014.00
08/31/16               15,261.58               14,807.45               13,014.00
09/30/16               15,355.08               14,885.93               13,092.00
10/31/16               15,094.44               14,626.92               12,881.00
11/30/16               15,209.15               14,754.17               12,914.00

                                   [END CHART]

                      Data from 5/31/12 through 11/30/16.*
                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the MSCI All-Country World Index and the Cornerstone Aggressive Composite Index are calculated from the end of the month, May 31, 2012, while the inception date of the USAA Cornerstone Aggressive Fund is June 8, 2012. There may be a slight variation of the performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Aggressive Fund to the benchmarks listed below. The Manager has developed the Cornerstone Aggressive Composite Index, which is used to measure the Fund's performance. The custom benchmark was created by the Manager to show how the Fund's performance compares with the returns of an index or indexes with similar asset allocations.

o The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

o The Cornerstone Aggressive Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (46%), the MSCI ACWI ex USA IMI Net (30%), the Bloomberg Barclays U.S. Universal Index (18%), the Bloomberg Commodity Index Total Return (2%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (2%), and the Bloomberg Barclays U.S. Treasury - Bills (1-3M) (2%).

================================================================================

8  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

                         o TOP 10 HOLDINGS* - 11/30/16 o
                                (% of Net Assets)

iShares Core MSCI EAFE ETF** .............................................  9.4%
Schwab Fundamental International Large Co. Index ETF**....................  3.5%
iShares Core MSCI Emerging Markets ETF** .................................  3.2%
Vanguard FTSE Developed Markets ETF** ....................................  2.9%
Vanguard Short-Term Corporate Bond ETF** .................................  2.6%
iShares Currency Hedged MSCI EAFE ETF** ..................................  2.4%
iShares iBoxx $ High Yield Corporate Bond ETF** ..........................  2.3%
U.S. Treasury Note, 1.13%, 2/28/2021 .....................................  2.1%
iShares Edge MSCI Min Vol EAFE ETF** .....................................  1.8%
Vanguard FTSE Emerging Markets ETF** .....................................  1.7%

 * Excludes futures and money market instruments.

** The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 11-32.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                        o ASSET ALLOCATION* - 11/30/16 o

                         [PIE CHART OF ASSET ALLOCATION]

INTERNATIONAL EQUITY SECURITIES**                                          33.4%
U.S. EQUITY SECURITIES**                                                   32.7%
MONEY MARKET INSTRUMENTS                                                    8.4%
FIXED INCOME EXCHANGE-TRADED FUNDS**                                        8.3%
U.S. TREASURY SECURITIES                                                    6.1%
U.S. GOVERNMENT AGENCY ISSUES                                               4.0%
CORPORATE OBLIGATIONS                                                       2.5%
PRECIOUS METALS AND COMMODITY-RELATED SECURITIES                            1.9%
GLOBAL REAL ESTATE EQUITY SECURITIES**                                      1.8%
COMMERCIAL MORTGAGE SECURITIES                                              0.9%
EURODOLLAR AND YANKEE OBLIGATIONS                                           0.4%
COLLATERALIZED MORTGAGE OBLIGATIONS                                         0.1%
ASSET-BACKED SECURITIES***                                                  0.0%

                                   [END CHART]

  * Excludes futures.

 ** The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

*** Represents less than 0.1% of the Fund.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

10  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

PORTFOLIO OF INVESTMENTS

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              U.S. EQUITY SECURITIES (32.7%)

              COMMON STOCKS (29.3%)

              CONSUMER DISCRETIONARY (2.7%)
              -----------------------------
              ADVERTISING (0.1%)
     3,450    Omnicom Group, Inc.(a)                                                             $   300
                                                                                                 -------
              APPAREL RETAIL (0.4%)
     3,490    American Eagle Outfitters, Inc.                                                         58
     2,810    Buckle, Inc.                                                                            71
       720    Caleres, Inc.                                                                           23
     8,400    TJX Companies, Inc.                                                                    658
                                                                                                 -------
                                                                                                     810
                                                                                                 -------
              APPAREL, ACCESSORIES & LUXURY GOODS (0.0%)
     2,840    Fossil Group, Inc.*                                                                     95
                                                                                                 -------
              AUTO PARTS & EQUIPMENT (0.1%)
     4,050    Gentex Corp.                                                                            75
     2,650    Gentherm, Inc.*                                                                         84
                                                                                                 -------
                                                                                                     159
                                                                                                 -------
              AUTOMOBILE MANUFACTURERS (0.1%)
     1,500    Thor Industries, Inc.                                                                  151
                                                                                                 -------
              FOOTWEAR (0.1%)
     2,810    Steven Madden Ltd.*                                                                    104
     4,030    Wolverine World Wide, Inc.                                                              91
                                                                                                 -------
                                                                                                     195
                                                                                                 -------
              GENERAL MERCHANDISE STORES (0.1%)
     1,150    Big Lots, Inc.                                                                          58
     3,600    Target Corp.                                                                           278
                                                                                                 -------
                                                                                                     336
                                                                                                 -------
              HOME IMPROVEMENT RETAIL (0.4%)
     7,650    Home Depot, Inc.(a)                                                                    990
                                                                                                 -------
              HOMEBUILDING (0.3%)
     9,050    CalAtlantic Group, Inc.                                                                302
     6,620    KB Home                                                                                105

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
     3,430    M/I Homes, Inc.*                                                                   $    80
     3,490    Meritage Homes Corp.*                                                                  126
        30    NVR, Inc.*                                                                              48
                                                                                                 -------
                                                                                                     661
                                                                                                 -------
              HOTELS, RESORTS & CRUISE LINES (0.3%)
     5,120    Carnival Corp.(a)                                                                      263
     4,000    Norwegian Cruise Line Holdings Ltd.*                                                   159
     2,450    Royal Caribbean Cruises Ltd.                                                           199
                                                                                                 -------
                                                                                                     621
                                                                                                 -------
              INTERNET RETAIL (0.4%)
     1,350    Amazon.com, Inc.*                                                                    1,013
                                                                                                 -------
              LEISURE PRODUCTS (0.0%)
     6,910    Callaway Golf Co.                                                                       84
                                                                                                 -------
              MOVIES & ENTERTAINMENT (0.1%)
     1,750    Time Warner, Inc.(a)                                                                   161
                                                                                                 -------
              PUBLISHING (0.1%)
     3,930    Gannett Co., Inc.                                                                       38
     1,550    John Wiley & Sons, Inc. "A"                                                             85
     1,570    Meredith Corp.                                                                          87
                                                                                                 -------
                                                                                                     210
                                                                                                 -------
              RESTAURANTS (0.0%)
     1,180    DineEquity, Inc.                                                                        98
                                                                                                 -------
              SPECIALTY STORES (0.2%)
     4,050    Hibbett Sports, Inc.*                                                                  163
     1,240    Ulta Salon, Cosmetics & Fragrance, Inc.*                                               322
                                                                                                 -------
                                                                                                     485
                                                                                                 -------
              Total Consumer Discretionary                                                         6,369
                                                                                                 -------
              CONSUMER STAPLES (2.6%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.3%)
     7,750    Bunge Ltd.                                                                             529
     1,600    Ingredion, Inc.                                                                        188
                                                                                                 -------
                                                                                                     717
                                                                                                 -------
              DRUG RETAIL (0.5%)
     5,580    CVS Health Corp.(a)                                                                    429
     8,600    Walgreens Boots Alliance, Inc.(a)                                                      729
                                                                                                 -------
                                                                                                   1,158
                                                                                                 -------
              FOOD RETAIL (0.1%)
     7,500    Kroger Co.(a)                                                                          242
                                                                                                 -------

================================================================================

12  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              HOUSEHOLD PRODUCTS (0.3%)
     8,070    Procter & Gamble Co.                                                               $   666
                                                                                                 -------
              HYPERMARKETS & SUPER CENTERS (0.4%)
    15,250    Wal-Mart Stores, Inc.                                                                1,074
                                                                                                 -------
              PACKAGED FOODS & MEAT (0.3%)
    13,150    Blue Buffalo Pet Products, Inc.*                                                       308
     5,000    Kraft Heinz Co.                                                                        408
                                                                                                 -------
                                                                                                     716
                                                                                                 -------
              SOFT DRINKS (0.5%)
     6,600    Coca-Cola Co.(a)                                                                       266
     8,600    PepsiCo, Inc.                                                                          861
                                                                                                 -------
                                                                                                   1,127
                                                                                                 -------
              TOBACCO (0.2%)
     3,800    Altria Group, Inc.(a)                                                                  243
     2,980    Philip Morris International, Inc.                                                      263
     1,530    Universal Corp.                                                                         84
                                                                                                 -------
                                                                                                     590
                                                                                                 -------
              Total Consumer Staples                                                               6,290
                                                                                                 -------
              ENERGY (2.1%)
              -------------
              INTEGRATED OIL & GAS (0.9%)
     5,000    Chevron Corp.                                                                          558
     9,000    Exxon Mobil Corp.                                                                      786
    11,820    Occidental Petroleum Corp.                                                             843
                                                                                                 -------
                                                                                                   2,187
                                                                                                 -------
              OIL & GAS DRILLING (0.2%)
     5,260    Atwood Oceanics, Inc.                                                                   50
     4,280    Helmerich & Payne, Inc.                                                                324
     5,480    Noble Corp. plc                                                                         34
     5,020    Rowan Companies plc "A"                                                                 89
                                                                                                 -------
                                                                                                     497
                                                                                                 -------
              OIL & GAS EQUIPMENT & SERVICES (0.3%)
     2,710    Dril-Quip, Inc.*                                                                       153
     5,050    Schlumberger Ltd.(a)                                                                   425
                                                                                                 -------
                                                                                                     578
                                                                                                 -------
              OIL & GAS EXPLORATION & PRODUCTION (0.7%)
     7,450    Cabot Oil & Gas Corp.                                                                  165
       500    Cimarex Energy Co.                                                                      69
    17,060    ConocoPhillips(a)                                                                      828

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
     3,200    EOG Resources, Inc.                                                                $   328
     2,760    PDC Energy, Inc.*                                                                      205
                                                                                                 -------
                                                                                                   1,595
                                                                                                 -------
              OIL & GAS REFINING & MARKETING (0.0%)
     1,030    REX American Resources Corp.*                                                          101
                                                                                                 -------
              Total Energy                                                                         4,958
                                                                                                 -------
              FINANCIALS (5.0%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.4%)
    10,300    Bank of New York Mellon Corp.                                                          488
     4,910    Eaton Vance Corp.                                                                      199
     5,240    Federated Investors, Inc. "B"                                                          144
                                                                                                 -------
                                                                                                     831
                                                                                                 -------
              CONSUMER FINANCE (0.6%)
    38,414    Synchrony Financial                                                                  1,328
                                                                                                 -------
              DIVERSIFIED BANKS (1.5%)
    76,300    Bank of America Corp.                                                                1,612
    11,250    Citigroup, Inc.                                                                        634
    14,060    JPMorgan Chase & Co.                                                                 1,127
     6,040    U.S. Bancorp                                                                           300
                                                                                                 -------
                                                                                                   3,673
                                                                                                 -------
              FINANCIAL EXCHANGES & DATA (0.0%)
       958    Donnelley Financial Solutions, Inc.*                                                    18
                                                                                                 -------
              INVESTMENT BANKING & BROKERAGE (0.1%)
     3,050    Raymond James Financial, Inc.                                                          219
                                                                                                 -------
              LIFE & HEALTH INSURANCE (0.0%)
     2,230    American Equity Investment Life Holding Co.                                             46
                                                                                                 -------
              MULTI-LINE INSURANCE (0.0%)
       670    American Financial Group, Inc.                                                          55
                                                                                                 -------
              PROPERTY & CASUALTY INSURANCE (0.8%)
     7,700    Allstate Corp.(a)                                                                      538
     1,310    AMERISAFE, Inc.                                                                         83
     5,150    Chubb Ltd.                                                                             659
       870    Hanover Insurance Group, Inc.                                                           75
     4,570    Old Republic International Corp.                                                        82
    11,650    Progressive Corp.                                                                      388
     2,480    Selective Insurance Group, Inc.                                                        102
     1,350    W.R. Berkley Corp.                                                                      84
                                                                                                 -------
                                                                                                   2,011
                                                                                                 -------

================================================================================

14  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              REGIONAL BANKS (1.2%)
    14,110    Fifth Third Bancorp(a)                                                             $   367
    60,850    KeyCorp(a)                                                                           1,053
     4,240    PacWest Bancorp                                                                        217
     4,600    PNC Financial Services Group, Inc.                                                     509
     2,580    Prosperity Bancshares, Inc.                                                            171
    13,390    TCF Financial Corp.                                                                    232
     2,850    Wintrust Financial Corp.                                                               188
                                                                                                 -------
                                                                                                   2,737
                                                                                                 -------
              REINSURANCE (0.2%)
       350    Alleghany Corp.*                                                                       199
     1,010    Everest Re Group Ltd.                                                                  212
       810    Reinsurance Group of America, Inc.                                                      99
                                                                                                 -------
                                                                                                     510
                                                                                                 -------
              SPECIALIZED FINANCE (0.1%)
     1,250    CME Group, Inc.(a)                                                                     141
                                                                                                 -------
              THRIFTS & MORTGAGE FINANCE (0.1%)
     5,210    Astoria Financial Corp.                                                                 85
     3,430    Washington Federal, Inc.                                                               112
                                                                                                 -------
                                                                                                     197
                                                                                                 -------
              Total Financials                                                                    11,766
                                                                                                 -------
              HEALTH CARE (4.0%)
              ------------------
              BIOTECHNOLOGY (0.8%)
    17,150    AbbVie, Inc.                                                                         1,043
     1,350    Amgen, Inc.(a)                                                                         195
       350    Biogen, Inc.*                                                                          103
     6,400    Gilead Sciences, Inc.                                                                  472
       320    Ligand Pharmaceuticals, Inc.*                                                           33
       760    United Therapeutics Corp.*                                                              95
                                                                                                 -------
                                                                                                   1,941
                                                                                                 -------
              HEALTH CARE DISTRIBUTORS (0.2%)
     1,890    McKesson Corp.                                                                         272
     2,060    Owens & Minor, Inc.                                                                     70
                                                                                                 -------
                                                                                                     342
                                                                                                 -------
              HEALTH CARE EQUIPMENT (0.7%)
    11,070    Hologic, Inc.*                                                                         424
     2,460    Masimo Corp.*                                                                          152
    15,200    Medtronic plc(a)                                                                     1,110
                                                                                                 -------
                                                                                                   1,686
                                                                                                 -------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              HEALTH CARE FACILITIES (0.1%)
    10,680    Select Medical Holdings Corp.*                                                     $   130
     1,360    Surgical Care Affiliates, Inc.*                                                         57
                                                                                                 -------
                                                                                                     187
                                                                                                 -------
              HEALTH CARE SERVICES (0.1%)
     1,740    AMN Healthcare Services, Inc.*                                                          58
       950    Chemed Corp.                                                                           142
     1,700    MEDNAX, Inc.*                                                                          111
                                                                                                 -------
                                                                                                     311
                                                                                                 -------
              HEALTH CARE SUPPLIES (0.0%)
     1,700    Anika Therapeutics, Inc.*                                                               79
                                                                                                 -------
              LIFE SCIENCES TOOLS & SERVICES (0.4%)
     1,470    Cambrex Corp.*                                                                          74
     1,880    Charles River Laboratories International, Inc.*                                        134
     4,650    Luminex Corp.*                                                                          94
     5,150    Thermo Fisher Scientific, Inc.                                                         721
                                                                                                 -------
                                                                                                   1,023
                                                                                                 -------
              MANAGED HEALTH CARE (0.5%)
     6,700    UnitedHealth Group, Inc.                                                             1,061
                                                                                                 -------
              PHARMACEUTICALS (1.2%)
       350    Allergan plc*                                                                           68
     9,540    Johnson & Johnson(a)                                                                 1,062
    12,300    Merck & Co., Inc.(a)                                                                   752
    32,736    Pfizer, Inc.                                                                         1,052
                                                                                                 -------
                                                                                                   2,934
                                                                                                 -------
              Total Health Care                                                                    9,564
                                                                                                 -------
              INDUSTRIALS (3.7%)
              ------------------
              AEROSPACE & DEFENSE (1.0%)
     3,350    Boeing Co.                                                                             504
       640    Huntington Ingalls Industries, Inc.                                                    114
       300    Lockheed Martin Corp(a)                                                                 80
     1,040    Moog, Inc."A"*                                                                          73
    12,250    Spirit AeroSystems Holdings, Inc. "A"*                                                 714
       820    Teledyne Technologies, Inc.*                                                           102
     6,600    United Technologies Corp.(a)                                                           711
                                                                                                 -------
                                                                                                   2,298
                                                                                                 -------
              AIR FREIGHT & LOGISTICS (0.4%)
     3,600    FedEx Corp.(a)                                                                         690
     2,900    United Parcel Service, Inc. "B"                                                        336
                                                                                                 -------
                                                                                                   1,026
                                                                                                 -------

================================================================================

16  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              AIRLINES (0.4%)
     7,900    JetBlue Airways Corp.*                                                             $   159
     9,900    Southwest Airlines Co.(a)                                                              461
     3,810    United Continental Holdings, Inc.*                                                     263
                                                                                                 -------
                                                                                                     883
                                                                                                 -------
              BUILDING PRODUCTS (0.2%)
     3,380    A.O. Smith Corp.                                                                       164
     5,200    Masco Corp.(a)                                                                         165
       660    Universal Forest Products, Inc.                                                         66
                                                                                                 -------
                                                                                                     395
                                                                                                 -------
              COMMERCIAL PRINTING (0.1%)
     1,510    Deluxe Corp.                                                                           102
       958    LSC Communications, Inc.                                                                20
     2,556    R.R Donnelley & Sons Co.                                                                44
                                                                                                 -------
                                                                                                     166
                                                                                                 -------
              CONSTRUCTION & ENGINEERING (0.1%)
     8,780    AECOM*                                                                                 319
                                                                                                 -------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.2%)
     2,350    Greenbrier Companies, Inc.                                                              91
     2,040    Trinity Industries, Inc.                                                                57
     4,050    Wabtec Corp.                                                                           343
                                                                                                 -------
                                                                                                     491
                                                                                                 -------
              DIVERSIFIED SUPPORT SERVICES (0.0%)
       480    UniFirst Corp.                                                                          68
                                                                                                 -------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
     2,500    Eaton Corp. plc                                                                        166
     1,230    EnerSys                                                                                 98
                                                                                                 -------
                                                                                                     264
                                                                                                 -------
              ENVIRONMENTAL & FACILITIES SERVICES (0.0%)
     2,020    ABM Industries, Inc.                                                                    89
                                                                                                 -------
              HEAVY ELECTRICAL EQUIPMENT (0.0%)
     1,090    AZZ, Inc.                                                                               71
                                                                                                 -------
              HUMAN RESOURCE & EMPLOYMENT SERVICES (0.1%)
     1,710    ManpowerGroup, Inc.                                                                    146
                                                                                                 -------
              INDUSTRIAL CONGLOMERATES (0.9%)
     5,310    Carlisle Companies, Inc.(a)                                                            596
    39,347    General Electric Co.                                                                 1,210
     2,650    Honeywell International, Inc.(a)                                                       302
                                                                                                 -------
                                                                                                   2,108
                                                                                                 -------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              INDUSTRIAL MACHINERY (0.1%)
     1,200    Barnes Group, Inc.                                                                 $    55
       950    Crane Co.                                                                               70
     1,920    Mueller Industries, Inc.                                                                73
     1,070    Nordson Corp.                                                                          114
                                                                                                 -------
                                                                                                     312
                                                                                                 -------
              MARINE (0.0%)
     2,690    Matson, Inc.                                                                           101
                                                                                                 -------
              TRADING COMPANIES & DISTRIBUTORS (0.1%)
     1,180    Applied Industrial Technologies, Inc.                                                   71
     1,230    GATX Corp.                                                                              67
                                                                                                 -------
                                                                                                     138
                                                                                                 -------
              Total Industrials                                                                    8,875
                                                                                                 -------
              INFORMATION TECHNOLOGY (6.6%)
              -----------------------------
              APPLICATION SOFTWARE (0.2%)
     1,500    Ebix, Inc.                                                                              89
       850    MicroStrategy, Inc. "A"*                                                               165
     3,430    Synopsys, Inc.*                                                                        208
                                                                                                 -------
                                                                                                     462
                                                                                                 -------
              COMMUNICATIONS EQUIPMENT (0.6%)
    43,100    Cisco Systems, Inc.                                                                  1,285
       920    Plantronics, Inc.                                                                       48
                                                                                                 -------
                                                                                                   1,333
                                                                                                 -------
              DATA PROCESSING & OUTSOURCED SERVICES (0.9%)
     2,350    Broadridge Financial Solutions, Inc.                                                   152
     3,800    Convergys Corp.                                                                         98
       950    CSG Systems International, Inc.                                                         42
       750    DST Systems, Inc.                                                                       77
     2,390    Jack Henry & Associates, Inc.                                                          207
     3,850    MasterCard, Inc. "A"                                                                   394
     2,310    Sykes Enterprises, Inc.*                                                                65
    15,500    Visa, Inc. "A"                                                                       1,199
                                                                                                 -------
                                                                                                   2,234
                                                                                                 -------
              ELECTRONIC COMPONENTS (0.1%)
     1,440    Belden, Inc.                                                                           106
       650    Littelfuse, Inc.                                                                        95
                                                                                                 -------
                                                                                                     201
                                                                                                 -------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
     2,310    Keysight Technologies, Inc.*                                                            85
                                                                                                 -------

================================================================================

18  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              ELECTRONIC MANUFACTURING SERVICES (0.1%)
     1,530    Methode Electronics, Inc.                                                          $    56
     1,660    Plexus Corp.*                                                                           85
                                                                                                 -------
                                                                                                     141
                                                                                                 -------
              INTERNET SOFTWARE & SERVICES (1.2%)
     2,725    Alphabet, Inc."A"*                                                                   2,115
     5,100    Facebook, Inc."A"*                                                                     604
       670    J2 Global, Inc.                                                                         49
                                                                                                 -------
                                                                                                   2,768
                                                                                                 -------
              SEMICONDUCTOR EQUIPMENT (0.4%)
    10,000    Applied Materials, Inc.(a)                                                             322
     1,210    Cabot Microelectronics Corp.                                                            72
     4,100    Lam Research Corp.(a)                                                                  435
     1,470    MKS Instruments, Inc.                                                                   84
     1,910    Tessera Technologies, Inc.                                                              76
                                                                                                 -------
                                                                                                     989
                                                                                                 -------
              SEMICONDUCTORS (0.5%)
     3,690    Intel Corp.                                                                            128
     8,290    Maxim Integrated Products, Inc.                                                        325
     5,150    QUALCOMM, Inc.                                                                         351
     4,500    Texas Instruments, Inc.(a)                                                             333
                                                                                                 -------
                                                                                                   1,137
                                                                                                 -------
              SYSTEMS SOFTWARE (1.3%)
    33,760    Microsoft Corp.(a)                                                                   2,034
    24,400    Oracle Corp.                                                                           981
                                                                                                 -------
                                                                                                   3,015
                                                                                                 -------
              TECHNOLOGY DISTRIBUTORS (0.1%)
     1,870    Arrow Electronics, Inc.*                                                               128
     2,950    Ingram Micro, Inc. "A"                                                                 110
       780    SYNNEX Corp.                                                                            91
       610    Tech Data Corp.*                                                                        52
                                                                                                 -------
                                                                                                     381
                                                                                                 -------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (1.2%)
    16,815    Apple, Inc.(a)                                                                       1,858
     8,850    Hewlett Packard Enterprise Co.                                                         211
    36,150    HP, Inc.                                                                               557
     4,450    Western Digital Corp.(a)                                                               283
                                                                                                 -------
                                                                                                   2,909
                                                                                                 -------
              Total Information Technology                                                        15,655
                                                                                                 -------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              MATERIALS (0.8%)
              ----------------
              DIVERSIFIED CHEMICALS (0.2%)
     8,300    Dow Chemical Co.(a)                                                                $   463
                                                                                                 -------
              METAL & GLASS CONTAINERS (0.0%)
       900    AptarGroup, Inc.                                                                        66
                                                                                                 -------
              PAPER PACKAGING (0.1%)
     1,030    Bemis Co., Inc.                                                                         52
     1,410    Packaging Corp. of America                                                             119
     1,280    Sonoco Products Co.                                                                     69
                                                                                                 -------
                                                                                                     240
                                                                                                 -------
              PAPER PRODUCTS (0.1%)
     5,110    KapStone Paper & Packaging Corp.                                                       104
                                                                                                 -------
              SPECIALTY CHEMICALS (0.3%)
     1,150    Ecolab, Inc.(a)                                                                        134
       970    Innospec, Inc.                                                                          64
     5,370    RPM International, Inc.                                                                284
     1,150    Stepan Co.                                                                              93
     1,160    Valspar Corp.                                                                          119
                                                                                                 -------
                                                                                                     694
                                                                                                 -------
              STEEL (0.1%)
     2,130    Reliance Steel & Aluminum Co.                                                          173
     2,280    Worthington Industries, Inc.                                                           128
                                                                                                 -------
                                                                                                     301
                                                                                                 -------
              Total Materials                                                                      1,868
                                                                                                 -------
              TELECOMMUNICATION SERVICES (0.7%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.7%)
    27,050    AT&T, Inc.(a)                                                                        1,045
     2,860    Consolidated Communications Holdings, Inc.                                              82
     8,461    Verizon Communications, Inc.(a)                                                        422
                                                                                                 -------
                                                                                                   1,549
                                                                                                 -------
              Total Telecommunication Services                                                     1,549
                                                                                                 -------
              UTILITIES (1.1%)
              ----------------
              ELECTRIC UTILITIES (0.9%)
     3,210    ALLETE, Inc.                                                                           198
     8,000    American Electric Power Co., Inc.                                                      472
     7,200    Duke Energy Corp.(a)                                                                   531
     6,500    Edison International                                                                   447

================================================================================

20  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
     2,500    NextEra Energy, Inc.                                                               $   286
     4,950    PPL Corp.(a)                                                                           166
                                                                                                 -------
                                                                                                   2,100
                                                                                                 -------
              GAS UTILITIES (0.1%)
       850    Spire, Inc.                                                                             55
     1,980    UGI Corp.                                                                               89
                                                                                                 -------
                                                                                                     144
                                                                                                 -------
              MULTI-UTILITIES (0.1%)
     1,880    Avista Corp.                                                                            76
     3,020    NorthWestern Corp.                                                                     169
     1,100    Sempra Energy                                                                          110
                                                                                                 -------
                                                                                                     355
                                                                                                 -------
              Total Utilities                                                                      2,599
                                                                                                 -------
              Total Common Stocks (cost: $59,896)                                                 69,493
                                                                                                 -------
              PREFERRED STOCKS (0.6%)

              CONSUMER STAPLES (0.2%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.2%)
     8,000    CHS, Inc., Series B, 7.88%, cumulative redeemable, perpetual                           233
     2,000    Dairy Farmers of America, Inc., 7.88%, cumulative redeemable, perpetual(b)             208
                                                                                                 -------
                                                                                                     441
                                                                                                 -------
              Total Consumer Staples                                                                 441
                                                                                                 -------
              ENERGY (0.1%)
              -------------
              OIL & GAS EXPLORATION & PRODUCTION (0.1%)
       300    Chesapeake Energy Corp., 5.75%, perpetual*(b)                                          162
                                                                                                 -------
              OIL & GAS STORAGE & TRANSPORTATION (0.0%)
       150    Kinder Morgan G.P., Inc., 4.81%, cumulative redeemable(b)                              135
                                                                                                 -------
              Total Energy                                                                           297
                                                                                                 -------
              FINANCIALS (0.2%)
              -----------------
              LIFE & HEALTH INSURANCE (0.1%)
    12,000    Delphi Financial Group, Inc., 7.38%, cumulative redeemable                             265
                                                                                                 -------
              REGIONAL BANKS (0.1%)
       235    M&T Bank Corp., 6.38%, cumulative redeemable, perpetual                                248
                                                                                                 -------
              Total Financials                                                                       513
                                                                                                 -------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              TELECOMMUNICATION SERVICES (0.1%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.1%)
     8,000    Qwest Corp., 6.50%                                                                 $   190
                                                                                                 -------
              Total Preferred Stocks (cost: $1,552)                                                1,441
                                                                                                 -------

              EXCHANGE-TRADED FUNDS (2.8%)
     7,500    iShares Core S&P 500 ETF                                                             1,661
     9,700    Vanguard Mid-Cap ETF                                                                 1,274
    33,360    Vanguard Total Stock Market ETF                                                      3,796
                                                                                                 -------
              Total Exchange-Traded Funds (cost: $6,117)                                           6,731
                                                                                                 -------
              Total U.S. Equity Securities (cost: $67,565)                                        77,665
                                                                                                 -------

              INTERNATIONAL EQUITY SECURITIES (33.4%)

              COMMON STOCKS (0.9%)

              CONSUMER DISCRETIONARY (0.4%)
              -----------------------------
              AUTO PARTS & EQUIPMENT (0.4%)
     5,600    Delphi Automotive plc                                                                  358
    15,000    Magna International, Inc.                                                              607
                                                                                                 -------
                                                                                                     965
                                                                                                 -------
              Total Consumer Discretionary                                                           965
                                                                                                 -------
              ENERGY (0.1%)
              -------------
              INTEGRATED OIL & GAS (0.1%)
     4,150    TOTAL S.A. ADR                                                                         198
                                                                                                 -------
              FINANCIALS (0.2%)
              -----------------
              PROPERTY & CASUALTY INSURANCE (0.2%)
    12,000    XL Group Ltd.                                                                          434
                                                                                                 -------
              INFORMATION TECHNOLOGY (0.1%)
              -----------------------------
              SEMICONDUCTORS (0.1%)
     1,000    Broadcom Ltd.                                                                          170
     1,550    NXP Semiconductors N.V.*                                                               154
                                                                                                 -------
                                                                                                     324
                                                                                                 -------
              Total Information Technology                                                           324
                                                                                                 -------
              TELECOMMUNICATION SERVICES (0.1%)
              ---------------------------------
              WIRELESS TELECOMMUNICATION SERVICES (0.1%)
    12,650    Vodafone Group plc ADR                                                                 309
                                                                                                 -------
              Total Common Stocks (cost: $2,309)                                                   2,230
                                                                                                 -------

================================================================================

22  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EXCHANGE-TRADED FUNDS (32.5%)
   422,900    iShares Core MSCI EAFE ETF                                                        $ 22,354
   176,300    iShares Core MSCI Emerging Markets ETF                                               7,628
   226,100    iShares Currency Hedged MSCI EAFE ETF                                                5,749
    67,600    iShares Edge MSCI Min Vol EAFE ETF                                                   4,193
    32,200    iShares Edge MSCI Min Vol Emerging Markets ETF                                       1,617
    68,500    iShares MSCI Pacific ex Japan ETF                                                    2,812
    33,300    PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio                            1,219
   220,200    PowerShares FTSE RAFI Emerging Markets Portfolio                                     3,990
    20,000    Schwab Fundamental Emerging Markets Large Co. Index ETF                                480
   338,700    Schwab Fundamental International Large Co. Index ETF                                 8,420
    14,790    SPDR S&P Emerging Markets SmallCap ETF                                                 609
    54,540    Vanguard FTSE All-World ex-US ETF                                                    2,384
   193,300    Vanguard FTSE Developed Markets ETF                                                  6,951
   114,620    Vanguard FTSE Emerging Markets ETF                                                   4,151
    57,200    Vanguard FTSE Europe ETF                                                             2,626
    16,645    WisdomTree Emerging Markets SmallCap Dividend Fund                                     652
    55,907    WisdomTree India Earnings Fund                                                       1,132
                                                                                                --------
              Total Exchange-Traded Funds (cost: $80,210)                                         76,967
                                                                                                --------
              Total International Equity Securities (cost: $82,519)                               79,197
                                                                                                --------

              PRECIOUS METALS AND COMMODITY-RELATED SECURITIES (1.9%)

              GOLD (0.0%)

              NORTH AMERICAN GOLD COMPANIES (0.0%)
     8,197    Hycroft Mining Corp.*(c),(d)                                                             8
     3,000    Newmont Mining Corp.(a)                                                                 98
                                                                                                --------
                                                                                                     106
                                                                                                --------
              Total Gold (cost: $381)                                                                106
                                                                                                --------
              EXCHANGE-TRADED FUNDS (1.9%)
    24,300    First Trust Global Tactical Commodity Strategy Fund*                                   496
    28,600    PowerShares DB Commodity Index Tracking Fund*                                          435
    50,600    United States Commodity Index Fund*                                                  2,108
    71,170    VanEck Vectors Gold Miners ETF                                                       1,483
                                                                                                --------
              Total Exchange-Traded Funds (cost: $5,090)                                           4,522
                                                                                                --------
              Total Precious Metals and Commodity-Related Securities (cost: $5,471)                4,628
                                                                                                --------

              GLOBAL REAL ESTATE EQUITY SECURITIES (1.8%)

              COMMON STOCKS (0.9%)

              REAL ESTATE SERVICES (0.1%)
     1,350    Jones Lang LaSalle, Inc.                                                               137
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
             REITs - DIVERSIFIED (0.1%)
     1,230   PS Business Parks, Inc.                                                             $   137
                                                                                                 -------
             REITs - HEALTH CARE (0.0%)
     7,260   Medical Properties Trust, Inc.                                                           87
                                                                                                 -------
             REITs - HOTEL & RESORT (0.1%)
     3,560   Hospitality Properties Trust                                                            103
     9,580   Summit Hotel Properties, Inc.                                                           136
                                                                                                 -------
                                                                                                     239
                                                                                                 -------
             REITs - INDUSTRIAL (0.1%)
     1,850   EastGroup Properties, Inc.                                                              126
                                                                                                 -------
             REITs - MORTGAGE (0.2%)
    28,504   Annaly Capital Management, Inc.                                                         291
     7,130   Capstead Mortgage Corp.                                                                  74
    21,300   Two Harbors Investment Corp.                                                            185
                                                                                                 -------
                                                                                                     550
                                                                                                 -------
             REITs - OFFICE (0.1%)
       700   Boston Properties, Inc.(a)                                                               87
     4,550   Corporate Office Properties Trust                                                       130
     1,970   Highwoods Properties, Inc.                                                               94
     1,560   Kilroy Realty Corp.                                                                     113
                                                                                                 -------
                                                                                                     424
                                                                                                 -------
             REITs - RETAIL (0.1%)
     1,000   Simon Property Group, Inc.(a)                                                           180
     5,600   Urstadt Biddle Properties, Inc. "A"                                                     127
                                                                                                 -------
                                                                                                     307
                                                                                                 -------
             REITs - SPECIALIZED (0.1%)
     2,040   Lamar Advertising Co. "A"                                                               135
       400   Public Storage(a)                                                                        84
                                                                                                 -------
                                                                                                     219
                                                                                                 -------
             Total Common Stocks (cost: $2,243)                                                    2,226
                                                                                                 -------
             PREFERRED STOCKS (0.1%)

             REITs - MORTGAGE (0.1%)
     8,000   Arbor Realty Trust, Inc., 7.38% (cost: $200)                                            203
                                                                                                 -------
             EXCHANGE-TRADED FUNDS (0.8%)
    22,200   Vanguard REIT ETF (cost: $1,752)                                                      1,785
                                                                                                 -------
             Total Global Real Estate Equity Securities (cost: $4,195)                             4,214
                                                                                                 -------

================================================================================

24  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                         COUPON                              VALUE
(000)         SECURITY                                          RATE           MATURITY            (000)
--------------------------------------------------------------------------------------------------------
              BONDS (22.3%)

              CORPORATE OBLIGATIONS (2.5%)

              CONSUMER STAPLES (0.0%)
              -----------------------
              FOOD RETAIL (0.0%)
$      100    BI-LO, LLC & BI-LO Finance Corp.(b)               9.25%          2/15/2019         $    80
                                                                                                 -------
              ENERGY (0.4%)
              -------------
              OIL & GAS DRILLING (0.0%)
       261    Schahin II Finance Co. SPV Ltd.(b),(e)            5.88           9/25/2023              35
                                                                                                 -------
              OIL & GAS STORAGE & TRANSPORTATION (0.4%)
       100    Enbridge Energy Partners, LP                      7.38          10/15/2045             122
       200    Enbridge Energy Partners, LP                      8.05          10/01/2077             181
       300    Energy Transfer Partners, LP                      3.90(f)       11/01/2066             231
       200    Enterprise Products Operating, LLC                7.00(f)        6/01/2067             170
       190    Southern Union Co.                                3.90(f)       11/01/2066             145
                                                                                                 -------
                                                                                                     849
                                                                                                 -------
              Total Energy                                                                           884
                                                                                                 -------
              FINANCIALS (1.4%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.1%)
       100    Ares Capital Corp.                                3.63           1/19/2022              97
       200    Prospect Capital Corp.                            5.00           7/15/2019             202
                                                                                                 -------
                                                                                                     299
                                                                                                 -------
              LIFE & HEALTH INSURANCE (0.3%)
       300    Lincoln National Corp.                            3.26(f)        5/17/2066             240
       200    Prudential Financial, Inc.                        5.63           6/15/2043             208
       350    StanCorp Financial Group, Inc.                    6.90(f)        6/01/2067             279
                                                                                                 -------
                                                                                                     727
                                                                                                 -------
              MULTI-LINE INSURANCE (0.2%)
       300    Glen Meadow Pass-Through Trust(b)                 6.51(f)        2/12/2067             231
       300    Nationwide Mutual Insurance Co.(b)                3.14(f)       12/15/2024             296
                                                                                                 -------
                                                                                                     527
                                                                                                 -------
              PROPERTY & CASUALTY INSURANCE (0.5%)
       200    Allstate Corp.                                    5.75           8/15/2053             210
       200    AmTrust Financial Services, Inc.                  6.13           8/15/2023             203
       200    HSB Group, Inc.                                   1.79(f)        7/15/2027             150
       250    Ironshore Holdings, Inc.(b)                       8.50           5/15/2020             279
       395    Oil Insurance Ltd.(b)                             3.82(f)                -(g)          316
       100    Progressive Corp.                                 6.70           6/15/2067              98
                                                                                                 -------
                                                                                                   1,256
                                                                                                 -------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                         COUPON                              VALUE
(000)         SECURITY                                          RATE           MATURITY            (000)
--------------------------------------------------------------------------------------------------------
              REGIONAL BANKS (0.3%)
$      200    Compass Bank                                      3.88%          4/10/2025         $   190
       175    Cullen/Frost Capital Trust II                     2.39(f)        3/01/2034             152
        50    First Maryland Capital Trust I                    1.88(f)        1/15/2027              44
       200    SunTrust Capital I                                1.57(f)        5/15/2027             170
                                                                                                 -------
                                                                                                     556
                                                                                                 -------
              Total Financials                                                                     3,365
                                                                                                 -------
              HEALTH CARE (0.1%)
              ------------------
              HEALTH CARE FACILITIES (0.1%)
       100    Community Health Systems, Inc.                    6.88           2/01/2022              67
       100    HCA, Inc.                                         4.50           2/15/2027              95
                                                                                                 -------
                                                                                                     162
                                                                                                 -------
              Total Health Care                                                                      162
                                                                                                 -------
              INDUSTRIALS (0.1%)
              ------------------
              AIRLINES (0.0%)
        45    Continental Airlines, Inc. Pass-Through Trust     6.25          10/11/2021              48
                                                                                                 -------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
       100    Artesyn Embedded Technologies, Inc.(b)            9.75          10/15/2020              90
                                                                                                 -------
              Total Industrials                                                                      138
                                                                                                 -------
              REAL ESTATE (0.0%)
              ------------------
              REAL ESTATE DEVELOPMENT (0.0%)
       100    Crescent Communities, LLC(b)                      8.88          10/15/2021              99
                                                                                                 -------
              UTILITIES (0.5%)
              ----------------
              ELECTRIC UTILITIES (0.3%)
       200    NextEra Energy Capital Holdings, Inc.             2.91(f)       10/01/2066             171
       174    NextEra Energy Capital Holdings, Inc.             6.65           6/15/2067             153
        50    NextEra Energy Capital Holdings, Inc.             7.30           9/01/2067              50
       300    PPL Capital Funding, Inc.                         6.70(f)        3/30/2067             265
                                                                                                 -------
                                                                                                     639
                                                                                                 -------
              MULTI-UTILITIES (0.2%)
       500    WEC Energy Group, Inc.                            6.25(f)        5/15/2067             438
                                                                                                 -------
              Total Utilities                                                                      1,077
                                                                                                 -------
              Total Corporate Obligations (cost: $6,430)                                           5,805
                                                                                                 -------

              EURODOLLAR AND YANKEE OBLIGATIONS (0.4%)

              ENERGY (0.2%)
              -------------
              OIL & GAS STORAGE & TRANSPORTATION (0.2%)
       400    TransCanada PipeLines Ltd.                        6.35(f)        5/15/2067             314
                                                                                                 -------

================================================================================

26  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                         COUPON                              VALUE
(000)         SECURITY                                          RATE           MATURITY            (000)
--------------------------------------------------------------------------------------------------------
              FINANCIALS (0.1%)
              -----------------
              PROPERTY & CASUALTY INSURANCE (0.1%)
$      200    QBE Capital Funding III Ltd(b)                    7.25%          5/24/2041         $   222
                                                                                                 -------
              MATERIALS (0.1%)
              ----------------
              GOLD (0.1%)
       300    Newcrest Finance Property Ltd(b)                  4.45          11/15/2021             311
                                                                                                 -------
              Total Eurodollar and Yankee Obligations (cost: $864)                                   847
                                                                                                 -------

              ASSET-BACKED SECURITIES (0.0%)

              FINANCIALS (0.0%)
              -----------------
              ASSET-BACKED FINANCING (0.0%)
        50    Navient Student Loan Trust (cost: $43)            2.08(f)        8/25/2050              43
                                                                                                 -------

              COLLATERALIZED MORTGAGE OBLIGATIONS (0.1%)

              FINANCIALS (0.1%)
              -----------------
        70    Sequoia Mortgage Trust                            1.46(f)        9/20/2033              62
       249    Structured Asset Mortgage Investments, Inc.       1.06(f)        7/19/2035             230
        59    Wells Fargo Mortgage Backed Securities Trust      3.00(f)        4/25/2035              56
                                                                                                 -------
              Total Financials                                                                       348
                                                                                                 -------
              Total Collateralized Mortgage Obligations (cost: $359)                                 348
                                                                                                 -------

              COMMERCIAL MORTGAGE SECURITIES (0.9%)

              FINANCIALS (0.9%)
              -----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (0.8%)
       100    Banc of America Commercial Mortgage, Inc.         6.00           7/10/2044              77
       200    Banc of America Commercial Mortgage, Inc.         6.48           2/10/2051             200
       200    Bear Stearns Commercial Mortgage Securities,
                Inc.(b)                                         5.66           9/11/2041             195
        50    Citigroup Commercial Mortgage Trust               6.00          12/10/2049              35
       100    Commercial Mortgage Trust                         5.38          12/10/2046              99
       350    Credit Suisse Commercial Mortgage
                Pass-Through Trust                              0.74           2/15/2040             347
       250    FREMF Mortgage Trust(b)                           3.00           8/25/2045             255
       200    GE Capital Commercial Mortgage Corp.              5.00          11/10/2045             191
        50    GE Capital Commercial Mortgage Corp.              5.61          12/10/2049              50
        17    GMAC Commercial Mortgage Securities, Inc.         4.97          12/10/2041              17
       250    J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                6.11           4/17/2045             197
       300    J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                5.37           5/15/2047             300

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                         COUPON                              VALUE
(000)         SECURITY                                          RATE           MATURITY            (000)
--------------------------------------------------------------------------------------------------------
$      100    Morgan Stanley Capital I Trust                    5.59%         3/12/2044          $    91
                                                                                                 -------
                                                                                                   2,054
                                                                                                 -------
              INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED
                SECURITIES (0.1%)
       817    CSAIL Commercial Mortgage Trust(c)                1.00          1/15/2049               94
       905    UBS Commercial Mortgage Trust(b),(c)              2.27          5/10/2045               82
                                                                                                 -------
                                                                                                     176
                                                                                                 -------
              Total Financials                                                                     2,230
                                                                                                 -------
              Total Commercial Mortgage Securities (cost: $2,323)                                  2,230
                                                                                                 -------

              U.S. GOVERNMENT AGENCY ISSUES (4.0%)(l)

              COMMERCIAL MORTGAGE-BACKED SECURITIES (0.8%)
       250    Fannie Mae(+)                                     2.15          1/25/2023              247
       700    Freddie Mac(+)                                    3.00         12/25/2025              714
       500    Freddie Mac(+)                                    3.51          4/25/2030              519
       300    Freddie Mac(+)                                    3.33          5/25/2025              314
                                                                                                 -------
                                                                                                   1,794
                                                                                                 -------
              MORTGAGE-BACKED PASS-THROUGH SECURITIES (3.2%)
       562    Freddie Mac(+)                                    3.00          4/01/2046              560
     1,652    Freddie Mac(+)                                    3.00          6/01/2046            1,647
       593    Freddie Mac(+)                                    3.00          9/01/2046              591
       298    Freddie Mac(+)                                    3.00         10/01/2046              297
       998    Freddie Mac(+)                                    3.00         11/01/2046              994
     3,394    Freddie Mac(+)                                    3.50          4/01/2046            3,487
                                                                                                 -------
                                                                                                   7,576
                                                                                                 -------
              Total U.S. Government Agency Issues (cost: $9,579)                                   9,370
                                                                                                 -------

              U.S. TREASURY SECURITIES (6.1%)

              BONDS (1.6%)
     2,250    3.13%, 8/15/2044                                                                     2,298
        30    3.18%, 8/15/2044 (STRIP Principal)(h)                                                   13
       200    3.00%, 11/15/2044                                                                      199
       100    2.50%, 2/15/2045                                                                        90
     3,100    3.02%, 5/15/2045 (STRIP Principal)(h)                                                1,280
                                                                                                 -------
                                                                                                   3,880
                                                                                                 -------
              NOTES (4.5%)
     5,000    1.13%, 2/28/2021(i)                                                                  4,871
       800    1.63%, 4/30/2023                                                                       776
       250    2.38%, 8/15/2024                                                                       252
       100    2.00%, 2/15/2025                                                                        98
     1,000    2.25%, 11/15/2025                                                                      991

================================================================================

28  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                                                             VALUE
(000)         SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
$    3,200    1.63%, 2/15/2026                                                                  $  3,003
       600    1.63%, 5/15/2026                                                                       562
                                                                                                --------
                                                                                                  10,553
                                                                                                --------
              Total U.S. Treasury Securities (cost: $14,686)                                      14,433
                                                                                                --------

--------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
--------------------------------------------------------------------------------------------------------
              EXCHANGE-TRADED FUNDS (8.3%)
    15,340    iShares 20+ Year Treasury Bond ETF                                                   1,845
    13,510    iShares Core U.S. Aggregate Bond ETF                                                 1,462
    63,200    iShares iBoxx $ High Yield Corporate Bond ETF                                        5,413
    87,900    PowerShares Fundamental High Yield Corporate Bond Portfolio                          1,633
    19,700    Vanguard Mortgage-Backed Securities ETF                                              1,037
    76,600    Vanguard Short-Term Corporate Bond ETF                                               6,084
    27,900    Vanguard Total Bond Market ETF                                                       2,257
                                                                                                --------
              Total Exchange-Traded Funds (cost: $19,817)                                         19,731
                                                                                                --------
              Total Bonds (cost: $54,101)                                                         52,807
                                                                                                --------

              MONEY MARKET INSTRUMENTS (8.4%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (8.4%)
19,976,296    State Street Institutional Treasury Money Market Fund
                Premier Class, 0.25%(j) (cost: 19,976)                                            19,976
                                                                                                --------

              TOTAL INVESTMENTS (COST: $233,827)                                                $238,487
                                                                                                ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                              UNREALIZED
                                                                         CONTRACT          APPRECIATION/
NUMBER OF                                        EXPIRATION                VALUE          (DEPRECIATION)
CONTRACTS     SECURITY                              DATE                   (000)                   (000)
--------------------------------------------------------------------------------------------------------
              FUTURES(k)

              LONG FUTURES

              EQUITY CONTRACTS
       133    E-mini S&P 500                     12/16/2016               $14,622                   $509
        12    E-mini S&P Midcap 400              12/16/2016                 1,952                    101
         7    Mini MSCI EAFE                     12/16/2016                   572                    (24)
        46    Mini MSCI Emerging Markets Index   12/16/2016                 1,985                    (68)
                                                                          -------                   ----

                                                                           19,131                    518
                                                                          -------                   ----

              TOTAL LONG FUTURES                                          $19,131                   $518
                                                                          =======                   ====
              SHORT FUTURES

              EQUITY CONTRACTS
       (14)   Russell 2000 Mini                  12/16/2016                (1,851)                   (33)
                                                                          -------                   ----

              TOTAL SHORT FUTURES                                         $(1,851)                  $(33)
                                                                          -------                   ----

              TOTAL FUTURES                                               $17,280                   $485
                                                                          =======                   ====

================================================================================

30  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                          LEVEL 1          LEVEL 2          LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------------
U.S. Equity Securities:
  Common Stocks                                $ 69,493           $    -               $-       $ 69,493
  Preferred Stocks                                    -            1,441                -          1,441
  Exchange-Traded Funds                           6,731                -                -          6,731

International Equity Securities:
  Common Stocks                                   2,230                -                -          2,230
  Exchange-Traded Funds                          76,967                -                -         76,967

Precious Metals and Commodity-
  Related Securities:
  Common Stocks                                      98                -                8            106
  Exchange-Traded Funds                           4,522                -                -          4,522

Global Real Estate Equity Securities:
  Common Stocks                                   2,226                -                -          2,226
  Preferred Stocks                                    -              203                -            203
  Exchange-Traded Funds                           1,785                -                -          1,785

Bonds:
  Corporate Obligations                               -            5,805                -          5,805
  Eurodollar and Yankee Obligations                   -              847                -            847
  Asset-Backed Securities                             -               43                -             43
  Collateralized Mortgage Obligations                 -              348                -            348
  Commercial Mortgage Securities                      -            2,230                -          2,230
  U.S. Government Agency Issues                       -            9,370                -          9,370
  U.S. Treasury Securities                       13,140            1,293                -         14,433
  Exchange-Traded Funds                          19,731                -                -         19,731

Money Market Instruments:
  Government & U.S. Treasury Money
     Market Funds                                19,976                -                -         19,976

Futures(1)                                          610                -                -            610
--------------------------------------------------------------------------------------------------------
Total                                          $217,509          $21,580               $8       $239,097
--------------------------------------------------------------------------------------------------------

LIABILITIES                                     LEVEL 1          LEVEL 2          LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------------
Futures(1)                                     $   (125)         $     -               $-       $   (125)
--------------------------------------------------------------------------------------------------------

(1) Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

---------------------------------------------------------------------------------------------
                            RECONCILIATION OF LEVEL 3 INVESTMENTS
---------------------------------------------------------------------------------------------
                                                                   COMMON           CORPORATE
                                                                   STOCKS         OBLIGATIONS
---------------------------------------------------------------------------------------------
Balance as of May 31, 2016                                             $6               $ 142
Purchases                                                               -                   -
Sales                                                                   -                   -
Transfers into Level 3                                                  -                   -
Transfers out of Level 3                                                -                (142)
Net realized gain (loss) on investments                                 -                   -
Change in net unrealized appreciation/(depreciation) of investments     2                   -
---------------------------------------------------------------------------------------------
Balance as of November 30, 2016                                        $8               $   -
---------------------------------------------------------------------------------------------

                           FAIR VALUE LEVEL TRANSFERS
                           --------------------------

For the period of June 1, 2016, through November 30, 2016, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

---------------------------------------------------------------------------------------------
                              TRANSFERS INTO         TRANSFERS INTO            TRANSFERS INTO
                                    (OUT OF)               (OUT OF)                  (OUT OF)
ASSETS ($ IN 000s)                   LEVEL 1                LEVEL 2                   LEVEL 3
---------------------------------------------------------------------------------------------
Corporate Obligations(I)                  $-                   $142                     $(142)
---------------------------------------------------------------------------------------------

(I) Transferred from Level 3 to Level 2 as result of the securities no longer being a single broker quote.

================================================================================

32  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 34.6% of net assets at November 30, 2016.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  33

================================================================================

    ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities, but such maturities can be difficult to predict because of the effect of prepayments.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

================================================================================

34  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REIT   Real estate investment trust

    STRIPS Separate trading of registered interest and principal of securities

o   SPECIFIC NOTES

    (a) The security, or a portion thereof, is segregated to cover the value of open futures contracts at November 30, 2016.

    (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (c) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at November 30, 2016, was $184,000, which represented 0.1% of the Fund's net assets.

    (d) Security was fair valued at November 30, 2016, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $8,000, which represented less than 0.1% of the Fund's net assets.

    (e) At November 30, 2016, the issuer was in default with respect to interest and/or principal payments.

    (f) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at November 30, 2016.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  35

================================================================================

    (g) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (h) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (i) Security with a value of $974,000 is segregated as collateral for initial margin requirements on open futures contracts.

    (j) Rate represents the money market fund annualized seven-day yield at November 30, 2016.

    (k) The contract value of futures purchased and/or sold as a percentage of net assets is 7.3%.

    (l) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Freddie Mac (Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or
        FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

36  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
    Investments in securities, at market value (cost of $233,827)             $238,487
    Receivables:
      Capital shares sold                                                          207
      USAA Asset Management Company (Note 5C)                                      116
      Dividends and interest                                                       345
      Securities sold                                                            1,764
    Variation margin on futures contracts                                          486
                                                                              --------
           Total assets                                                        241,405
                                                                              --------
LIABILITIES
    Payables:
      Securities purchased                                                       3,369
      Capital shares redeemed                                                      103
      Bank overdraft                                                               456
    Accrued management fees                                                        126
    Accrued transfer agent's fees                                                   33
    Other accrued expenses and payables                                             97
                                                                              --------
           Total liabilities                                                     4,184
                                                                              --------
              Net assets applicable to capital shares outstanding             $237,221
                                                                              ========
NET ASSETS CONSIST OF:
    Paid-in capital                                                           $231,966
    Accumulated undistributed net investment income                              2,378
    Accumulated net realized loss on investments and futures transactions       (2,268)
    Net unrealized appreciation of investments and futures contracts             5,145
                                                                              --------
              Net assets applicable to capital shares outstanding             $237,221
                                                                              ========
    Capital shares outstanding, no par value                                    20,373
                                                                              ========
    Net asset value, redemption price, and offering price per share           $  11.64
                                                                              ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  37

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Six-month period ended November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
    Dividends (net of foreign taxes withheld of $4)                             $2,474
    Interest                                                                       564
                                                                                ------
      Total income                                                               3,038
                                                                                ------
EXPENSES
    Management fees                                                                794
    Administration and servicing fees                                              174
    Transfer agent's fees                                                          431
    Custody and accounting fees                                                     88
    Postage                                                                         29
    Shareholder reporting fees                                                      15
    Trustees' fees                                                                  15
    Registration fees                                                               16
    Professional fees                                                               38
    Other                                                                            5
                                                                                ------
            Total expenses                                                       1,605
    Expenses reimbursed                                                           (327)
                                                                                ------
            Net expenses                                                         1,278
                                                                                ------
NET INVESTMENT INCOME                                                            1,760
                                                                                ------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FUTURES CONTRACTS
    Net realized gain on:
      Unaffiliated transactions                                                  1,277
      Affiliated transactions (Note 7)                                              71
      Futures transactions                                                         599
    Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                2,207
      Futures contracts                                                            350
                                                                                ------
            Net realized and unrealized gain                                     4,504
                                                                                ------
    Increase in net assets resulting from operations                            $6,264
                                                                                ======

See accompanying notes to financial statements.

================================================================================

38  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Six-month period ended November 30, 2016 (unaudited), and year ended
May 31, 2016

---------------------------------------------------------------------------------------------------
                                                                     11/30/2016           5/31/2016
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                               $  1,760            $  3,219
   Net realized gain (loss) on investments                                1,348              (2,418)
   Net realized gain on long-term capital gain distributions
       from other investment companies                                        -                 103
   Net realized gain on options                                               -                   9
   Net realized gain (loss) on futures transactions                         599                 (24)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                        2,207             (13,621)
       Options                                                                -                  57
       Futures contracts                                                    350                 135
                                                                       ----------------------------
       Increase (decrease) in net assets resulting from operations        6,264             (12,540)
                                                                       ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                      -              (2,941)
   Net realized gains                                                         -              (1,506)
                                                                       ----------------------------
       Distributions to shareholders                                          -              (4,447)
                                                                       ----------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                             31,885              77,572
   Reinvested dividends                                                       -               3,974
   Cost of shares redeemed                                              (23,152)            (44,665)
                                                                       ----------------------------
       Increase in net assets from capital share transactions             8,733              36,881
                                                                       ----------------------------
   Capital contribution from USAA Transfer Agency Company                     -                   3
                                                                       ----------------------------
   Net increase in net assets                                            14,997              19,897
NET ASSETS
   Beginning of period                                                  222,224             202,327
                                                                       ----------------------------
   End of period                                                       $237,221            $222,224
                                                                       ============================
Accumulated undistributed net investment income:
   End of period                                                       $  2,378            $    618
                                                                       ============================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                            2,750               6,818
   Shares issued for dividends reinvested                                     -                 350
   Shares redeemed                                                       (1,996)             (3,933)
                                                                       ----------------------------
       Increase in shares outstanding                                       754               3,235
                                                                       ============================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  39

================================================================================

NOTES TO FINANCIAL STATEMENTS

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Cornerstone Aggressive Fund (the
Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation over the long term and also considers the potential for current income.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund.

================================================================================

40  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

        information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

================================================================================

42  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    8. Options are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and asked prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9. Forward foreign currency contracts are valued on a daily basis using forward foreign currency exchange rates obtained from an independent pricing service and are categorized in Level 2 of the fair value hierarchy.

    10. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by quoted prices obtained from broker-dealers participating in the market for these securities. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative

================================================================================

44  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    agreements held at November 30, 2016, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF NOVEMBER 30, 2016*
    (IN THOUSANDS)

                                    ASSET DERIVATIVES                    LIABILITY DERIVATIVES
--------------------------------------------------------------------------------------------------
                             STATEMENT OF                          STATEMENT OF
DERIVATIVES NOT              ASSETS AND                            ASSETS AND
ACCOUNTED FOR AS             LIABILITIES                           LIABILITIES
HEDGING INSTRUMENTS          LOCATION            FAIR VALUE        LOCATION            FAIR VALUE
--------------------------------------------------------------------------------------------------
Equity contracts             Net unrealized        $610**          Net unrealized        $125**
                             appreciation of                       appreciation of
                             investments and                       investments and
                             futures contracts                     futures contracts
--------------------------------------------------------------------------------------------------

 * For open derivative instruments as of November 30, 2016, see the Portfolio of Investments, which also is indicative of activity for the six-month period ended November 30, 2016.

** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE SIX-MONTH PERIOD ENDED NOVEMBER 30, 2016 (IN THOUSANDS)

                                                                        CHANGE IN
                                                                        UNREALIZED
DERIVATIVES NOT                                     REALIZED            APPRECIATION/
ACCOUNTED FOR AS      STATEMENT OF                  GAIN (LOSS)         (DEPRECIATION)
HEDGING INSTRUMENTS   OPERATIONS LOCATION           ON DERIVATIVES      ON DERIVATIVES
--------------------------------------------------------------------------------------
Equity contracts      Net realized gain on             $599                 $350
                      Futures transactions /
                      Change in net unrealized
                      appreciation/(depreciation)
                      of Futures contracts
--------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

G. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since

================================================================================

46  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -
    Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

I. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended November 30, 2016, there were no custodian and other bank credits.

J. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

K. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates with other USAA Funds in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The USAA Funds are assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated

================================================================================

48  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the six-month period ended November 30, 2016, the Fund paid CAPCO facility fees of $1,000, which represents 0.3% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended November 30, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined as of the Fund's tax year-end of May 31, 2017, in accordance with applicable federal tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal income tax.

At May 31, 2016, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended November 30, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 2016, were $84,922,000 and $81,246,000, respectively.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

As of November 30, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as their cost reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of November 30, 2016, were $12,448,000 and $7,788,000, respectively, resulting in net unrealized appreciation of $4,660,000.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the six-month period ended November 30, 2016, the Fund had no subadviser(s).

    The Fund's investment management fee is accrued daily and paid monthly at an annualized rate of 0.65% of the Fund's average net assets. Prior to October 1, 2016, the base investment management fee was 0.70% of the Fund's average net assets. For the six-month period ended November 30, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $794,000.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the six-month period ended November 30, 2016, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $174,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended November 30, 2016, the

================================================================================

50  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    Fund reimbursed the Manager $3,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through September 30, 2017, to limit the total annual operating expenses of the Fund to 1.10% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through September 30, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended November 30, 2016, the Fund incurred reimbursable expenses of $327,000, of which $116,000 was receivable from the Manager.

D.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the six-month period ended November 30, 2016, the Fund incurred transfer agent's fees, paid or payable to SAS, of $431,000.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(6) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At November 30, 2016, USAA and its affiliates owned 1,869,000 shares, which represents 9.2% of the Fund's outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the six-month period ended November 30, 2016, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA funds at the then-current market price with no brokerage commissions incurred.

                                                                     NET REALIZED
                                                        COST TO      GAIN (LOSS) TO
SELLER                            PURCHASER            PURCHASER        SELLER
------------------------------------------------------------------------------------
Cornerstone Aggressive       Cornerstone Moderately
                               Aggressive               $770,000        $42,000

Cornerstone Aggressive       Cornerstone Moderately
                               Conservative               48,000          5,000

Cornerstone Aggressive       Cornerstone Moderate        212,000         24,000

Cornerstone Moderately       Cornerstone Aggressive
  Aggressive                                             403,000         43,000

Cornerstone Moderate         Cornerstone Aggressive      141,000         10,000

Cornerstone Moderately       Cornerstone Aggressive
  Conservative                                            38,000             (-)*

*Represents less than $500.

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) adopted final rules intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements. The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and related disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

52  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                  SIX-MONTH
                                 PERIOD ENDED                                              PERIOD ENDED
                                 NOVEMBER 30,              YEAR ENDED MAY 31,                 MAY 31,
                                 -----------------------------------------------------------------------
                                     2016           2016           2015           2014           2013***
                                 -----------------------------------------------------------------------
Net asset value at
  beginning of period            $  11.33       $  12.35       $  12.40       $  11.30        $ 10.00
                                 --------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income               .09            .17            .15            .16            .16(a)
  Net realized and
    unrealized gain (loss)            .22           (.95)           .29           1.13           1.43(a)
                                 --------------------------------------------------------------------
Total from investment
  operations                          .31           (.78)           .44           1.29           1.59(a)
                                 --------------------------------------------------------------------
Less distributions from:
  Net investment income                 -           (.16)          (.17)          (.14)          (.12)
  Realized capital gains                -           (.08)          (.32)          (.05)          (.17)
                                 --------------------------------------------------------------------
Total distributions                     -           (.24)          (.49)          (.19)          (.29)
                                 --------------------------------------------------------------------
Net asset value at
  end of period                  $  11.64       $  11.33       $  12.35       $  12.40        $ 11.30
                                 ====================================================================
Total return (%)*                    2.74          (6.26)          3.65          11.48          16.05
Net assets at end of
  period (000)                   $237,221       $222,224       $202,327       $150,358        $83,585
Ratios to average
  net assets:**
  Expenses (%)(b)                    1.10(c)        1.10           1.10           1.10           1.10(c)
  Expenses, excluding
    reimbursements (%)(b)            1.38(c)        1.46           1.45           1.47           1.65(c)
  Net investment income (%)          1.51(c)        1.57           1.32           1.48           1.46(c)
Portfolio turnover (%)                 37             81(d)          46             46             74

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended November 30, 2016, average net assets were
    $231,736,000.
*** Fund commenced operations on June 8, 2012.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                        -              -              -           (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Reflects increased trading activity due to changes in asset allocation strategies.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

EXPENSE EXAMPLE

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of June 1, 2016, through November 30, 2016.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account

================================================================================

54  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                          BEGINNING               ENDING              DURING PERIOD*
                                         ACCOUNT VALUE         ACCOUNT VALUE           JUNE 1, 2016 -
                                         JUNE 1, 2016        NOVEMBER 30, 2016       NOVEMBER 30, 2016
                                         -------------------------------------------------------------
Actual                                     $1,000.00             $1,027.40                 $5.59

Hypothetical
  (5% return before expenses)               1,000.00              1,019.55                  5.57

*Expenses are equal to the Fund's annualized expense ratio of 1.10%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 2.74% for the six-month period of June 1, 2016, through November 30, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  55

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT usaa.com                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on usaa.com select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]                                        [LOGO OF RECYCLE PAPER]
        USAA      We know what it means to serve.(R)                10%

   =============================================================================
   97452-0117                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                      [GRAPHIC OF USAA CORNERSTONE MODERATELY CONSERVATIVE FUND]

 ==============================================================

       SEMIANNUAL REPORT
       USAA CORNERSTONE MODERATELY CONSERVATIVE FUND
       NOVEMBER 30, 2016

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"AS THE NEW YEAR BEGINS, WHY NOT MAKE               [PHOTO OF BROOKS ENGLEHARDT]
A RESOLUTION TO PUT YOUR FINANCIAL HOUSE
IN ORDER?"

--------------------------------------------------------------------------------

JANUARY 2017

Financial markets are unpredictable. Many factors can confound those who try to predict the direction of the markets based on economic or political factors. In other words, it's easy to get it wrong. And, even if one correctly forecasts what will happen in the macroeconomic environment, predicting how the markets will respond is another matter altogether.

Consider the response to the Presidential election. Stocks rose on Monday and Tuesday (Election Day) at the prospect of a Hillary Clinton victory--virtually a "sure thing," according to some media pundits. U.S. Treasury securities and other segments of the bond market sold off as investors likely assumed a continuation of current economic policy under another Democratic administration. But these trends reversed on Tuesday evening when it became clear that Donald J. Trump would be elected the 45th President of the United States. Asian and European equity markets dropped and U.S. stock index futures plunged. The decline in stock index futures suggested that U.S. stocks might fall when trading began on Wednesday, however the opposite happened. Stock prices rose and then rallied strongly, with major stock indexes hitting one record high after another through the end of November 2016. U.S. Treasury prices fell, driving up yields on longer-maturity U.S. Treasuries. (Yields move in the opposite direction of prices.)

Few market participants would have forecasted such a scenario. But with hindsight, we may be able to understand some of the reasons why the markets behaved the way they did.

U.S. equity investors appeared to like President-elect Trump's promises of lower tax rates, less regulation, and more fiscal stimulus through infrastructure spending. Other explanations may lie overseas, such as complications relating to the United Kingdom's decision to exit from the European Union ("Brexit") and continued slow economic growth in China--uncertainties that may have

================================================================================

================================================================================

increased the attractiveness of U.S. stocks. As for bond investors, they may have been worried about an increase in interest rates if economic growth picks up under a Trump Administration. Higher growth rates typically correspond with rising inflation, which in turn could prompt the Federal Reserve (the Fed) to accelerate the pace of interest rate increases.

What actually happens, however, is yet to be seen. No one knows, except in the most general terms, what President-elect Trump's plans and priorities will be or how they could affect economic growth in 2017 and beyond. By extension, it is also too early to forecast how inflation might be affected and how the Fed could respond.

At USAA Investments, we are long-term, fundamental investors, who seek to look at the full market cycle rather than current geopolitical events. We believe measures such as assessing a company's intrinsic value compared to its current price tend to be more effective at forecasting potential stock returns over time. In selecting bonds, our analysts take a bottom-up approach to evaluating each security individually, building portfolios on a bond-by-bond basis.

It is important to remember market conditions are always fluctuating and time horizon matters. We believe that it is important to stay focused on your long-term objectives, using an investment plan that is based on your personal time horizon and risk tolerance. If you are uneasy about market risk in general or have concerns about too much exposure to specific asset classes, please call USAA to speak with an advisor. As the new year begins, why not make a resolution to put your financial house in order?

Thank you for allowing us to help you in your efforts to achieve your financial goals. At USAA Investments, we are committed to providing you with our best advice, top-notch service, and a variety of mutual funds. On behalf of everyone here, I wish you a happy and healthy 2017.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Portfolio of Investments                                                  11

    Notes to Portfolio of Investments                                         28

    Financial Statements                                                      32

    Notes to Financial Statements                                             35

EXPENSE EXAMPLE                                                               50

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

200994-0117

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA CORNERSTONE MODERATELY CONSERVATIVE FUND (THE FUND) SEEKS CURRENT INCOME WITH A SECONDARY FOCUS ON CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests in equity securities, bonds, and money market instruments, and other instruments including derivatives. The Fund will have a target asset class allocation of approximately 40% equity securities and 60% fixed-income securities. The actual asset class allocation can deviate from time to time from these targets as market conditions warrant. The implementation of the asset allocation may involve the extensive use of equity and fixed-income exchange-traded funds (ETFs). The Fund may invest in securities issued by domestic or foreign companies. The Fund also may invest in investment-grade and below-investment-grade ("junk" or high-yield) fixed-income securities.

The Fund's investments also include real estate investment trusts (REITs), investments that provide exposure to commodities (such as ETFs or national resources companies), and derivatives, including futures and options. Derivatives may be utilized by the Fund to reduce its volatility over time, to enhance returns, or to provide diversification.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    JOHN P. TOOHEY, CFA                     LANCE HUMPHREY, CFA
    WASIF A. LATIF                          ARNOLD J. ESPE, CFA

--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    Financial assets produced mixed results during the reporting period ended November 30, 2016, reflecting the broad range of headlines that characterized the reporting period.

    U.S. equities posted the strongest gains among the major asset categories. The U.S. economy continued to deliver economic growth ahead of its developed-market global peers, driving healthy relative performance for the stock market. Small-cap stocks, in particular, generated favorable gains thanks in part to their greater exposure to the country's positive growth. U.S. equities performed particularly well in the wake of the U.S. election, which removed the element of political uncertainty that had weighed on the market.

    Developed-market international equities finished with a small loss and trailed the U.S. market by a wide margin. While Japanese stocks were bolstered by the substantial fiscal and monetary stimulus being provided by the nation's government, European equities lagged. The leading cause of the shortfall was likely the region's higher sensitivity to the United Kingdom's June 2016 vote to exit the European Union ("Brexit"). In addition, the European markets were pressured by the combination of slow economic growth, possible instability within the banking system, and the potential impact of rising nationalism across Europe.

    In contrast to the developed markets, emerging-market stocks performed well during the reporting period. The renewed stability in

================================================================================

2  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

    commodity prices provided a positive backdrop for the asset class, as did improving corporate earnings and signs of stronger economic growth in both Russia and China.

    The U.S. bond market also experienced mixed performance during the reporting period. Market segments that are sensitive to interest-rate movements, such as longer-term U.S. Treasuries, generally finished with slightly negative returns. The stimulation of the U.S. economy, in conjunction with the prospects of increasingly growth-oriented policies in the year ahead, raised concerns that the Federal Reserve (the Fed) would take an aggressive approach to raising interest rates. However, the improving growth outlook--together with investors' increasing appetite for risk--helped fuel strong returns for lower-rated segments of the market, including high-yield bonds.

o HOW DID THE USAA CORNERSTONE MODERATELY CONSERVATIVE FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended November 30, 2016, the Fund had a total return of 1.49%. This compares to returns of -0.24% for the Bloomberg Barclays U.S. Universal Index*, and 1.60% for the Cornerstone Moderately Conservative Composite Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    We maintained a patient approach to managing the Fund's portfolio. Rather than trying to keep pace with the rapidly shifting trends in the global markets, we remained focused on asset classes where we believed

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    *Effective August 24, 2016, Bloomberg acquired Barclays Risk Analytics and Index Solutions, Ltd., which includes the Barclays indices. Thus, the Fund's benchmark is now called the Bloomberg Barclays U.S. Universal Index.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    there was value. While low valuations don't necessarily translate to outperformance in the short term, undervalued market segments have historically demonstrated superior results over time. We believe this value-driven strategy is appropriate for an environment in which macroeconomic headlines are a key driver of financial-market performance.

    In the Fund's U.S. equity allocation, a diversified portfolio of large-cap, blue-chip stocks performed well and participated in the broader rally. Although stronger returns could have been produced through a larger position in small caps, we think that a focus on fundamentally sound, reasonably valued large-cap companies is prudent at this stage of the cycle. The Fund remained underweight in the United States overall, as we continued to see more attractive valuations overseas.

    The Fund's developed-market international allocation, aided performance during the middle of the reporting period, but was a net detractor overall. Although we continue to see a long-term opportunity in the international markets due to their compelling valuations relative to U.S. stocks, the unsteady economic conditions overseas prompted us to slightly reduce the Fund's position.

    The Fund's allocation to emerging-market stocks contributed positively to its performance. We remain enthusiastic on the longer-term outlook for the emerging markets, where the combination of improving growth, healthy corporate earnings, and stabilizing commodity prices makes the low valuations of the asset class particularly compelling.

    The Fund's allocation to gold stocks, though modest, slightly detracted from results. After rallying in the first half of the reporting period, gold prices subsequently weakened due to the prospect of rising interest rates. Shares of gold mining companies declined from their mid-August 2016 peak as a result, causing the sector to finish with a loss. Overall, however, this aspect of our positioning had only a small effect on the Fund's performance.

    The Fund's actively managed bond portfolio made a positive contribution to results due in part to its above-average weightings in lower-rated investment-grade and high-yield corporate bonds. In addition, the Fund's performance was aided by positive security selection in both areas. The portfolio maintained an allocation to longer-term U.S. Treasuries to

================================================================================

4  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

    counterbalance some of its credit exposure, but this aspect of its positioning was a slight detractor due to the weaker returns for government bonds.

    The investment backdrop offered a varied picture for investors at the close of the reporting period. The U.S. economy has continued to produce modest growth despite the challenging economic conditions elsewhere in the developed world. In addition, the ultra-loose monetary policies of certain foreign central banks represent an ongoing engine of demand for higher-risk, higher-yielding financial assets. While these factors are generally a positive for the markets, potential sources of volatility include global political uncertainty and the possibility that the Fed could begin to raise interest rates more aggressively.

    Our response to this ambiguity is to maintain our strategy: maintain diversification, stay focused on the long-term picture, and emphasize undervalued asset classes. We believe this steady approach--rather than one that tries to keep up with the day-to-day considerations driving short-term market performance--is well suited to a highly uncertain investment environment.

    Thank you for allowing us to help you manage your investments.

    Asset Allocation funds may be invested in, among other things:
    (1) exchange-traded funds; (2) futures, options, and other derivatives;
    (3) non-investment-grade securities; (4) precious metals and minerals companies; (5) real estate investment trusts; (6) money market instruments;
    (7) foreign and emerging markets. These types of investments and asset classes may be more volatile and prone to experience significant loss than others. In addition, it is possible that a particular asset allocation used by the Manager may not produce the intended result. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
    o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o Non-investment-grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more credit worthy investment-grade securities.
    o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Exchange Traded Funds (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA CORNERSTONE MODERATELY CONSERVATIVE
FUND (THE FUND) (Ticker Symbol: UCMCX)

--------------------------------------------------------------------------------
                                             11/30/16              5/31/16
--------------------------------------------------------------------------------
Net Assets                                  $193.5 Million       $194.4 Million
Net Asset Value Per Share                      $10.71               $10.67

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/16
--------------------------------------------------------------------------------
   5/31/16-11/30/16*               1 YEAR               SINCE INCEPTION 6/08/12
         1.49%                      2.43%                        4.61%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
   1 YEAR                                               SINCE INCEPTION 6/08/12
    5.16%                                                        4.72%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 5/31/16**
--------------------------------------------------------------------------------
   BEFORE REIMBURSEMENT       1.18%             AFTER REIMBURSEMENT       0.99%

               (Includes acquired fund fees and expenses of 0.09%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through September 30, 2017, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.90% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after September 30, 2017. If the total annual operating expense ratio of the Fund is lower than 0.90%, the Fund will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                     CORNERSTONE MODERATELY           USAA CORNERSTONE
                          CONSERVATIVE                  MODERATELY              BLOOMBERG BARCLAYS
                         COMPOSITE INDEX             CONSERVATIVE FUND         U.S. UNIVERSAL INDEX
05/31/12                   $10,000.00                   $10,000.00                   $10,000.00
06/30/12                    10,200.03                    10,170.00                    10,025.20
07/31/12                    10,341.82                    10,311.00                    10,174.72
08/31/12                    10,449.23                    10,461.00                    10,196.08
09/30/12                    10,589.56                    10,623.00                    10,225.98
10/31/12                    10,567.13                    10,693.00                    10,258.45
11/30/12                    10,627.87                    10,754.00                    10,283.01
12/31/12                    10,715.94                    10,887.00                    10,284.93
01/31/13                    10,890.90                    11,070.00                    10,231.32
02/28/13                    10,935.85                    11,090.00                    10,280.45
03/31/13                    11,051.03                    11,200.00                    10,292.62
04/30/13                    11,228.00                    11,363.00                    10,405.61
05/31/13                    11,129.80                    11,292.00                    10,229.19
06/30/13                    10,902.56                    11,034.00                    10,049.13
07/31/13                    11,134.97                    11,239.00                    10,081.81
08/31/13                    11,000.41                    11,106.00                    10,024.35
09/30/13                    11,274.70                    11,287.00                    10,124.10
10/31/13                    11,514.19                    11,555.00                    10,224.27
11/30/13                    11,563.91                    11,617.00                    10,191.17
12/31/13                    11,623.95                    11,700.00                    10,146.53
01/31/14                    11,559.83                    11,595.00                    10,281.09
02/28/14                    11,834.59                    11,869.00                    10,354.35
03/31/14                    11,847.80                    11,919.00                    10,344.74
04/30/14                    11,935.29                    12,025.00                    10,430.39
05/31/14                    12,112.38                    12,184.00                    10,555.98
06/30/14                    12,228.69                    12,327.00                    10,572.00
07/31/14                    12,125.69                    12,231.00                    10,539.11
08/31/14                    12,331.36                    12,380.00                    10,653.38
09/30/14                    12,108.61                    12,158.00                    10,568.80
10/31/14                    12,243.23                    12,222.00                    10,672.39
11/30/14                    12,357.12                    12,318.00                    10,729.00
12/31/14                    12,274.19                    12,228.00                    10,710.63
01/31/15                    12,332.64                    12,294.00                    10,914.39
02/28/15                    12,555.60                    12,468.00                    10,850.74
03/31/15                    12,521.51                    12,399.00                    10,895.60
04/30/15                    12,625.45                    12,486.00                    10,883.00
05/31/15                    12,626.20                    12,497.00                    10,863.99
06/30/15                    12,440.18                    12,268.00                    10,742.67
07/31/15                    12,513.54                    12,301.00                    10,805.25
08/31/15                    12,171.11                    11,894.00                    10,773.42
09/30/15                    12,036.08                    11,706.00                    10,815.50
10/31/15                    12,414.24                    12,049.00                    10,850.10
11/30/15                    12,359.73                    11,949.00                    10,810.59
12/31/15                    12,234.89                    11,737.00                    10,756.55
01/31/16                    12,020.78                    11,490.00                    10,875.31
02/29/16                    12,048.43                    11,524.00                    10,952.63
03/31/16                    12,495.43                    11,902.00                    11,086.76
04/30/16                    12,621.63                    12,037.00                    11,162.38
05/31/16                    12,654.45                    12,060.00                    11,171.13
06/30/16                    12,772.13                    12,251.00                    11,367.64
07/31/16                    13,045.46                    12,524.00                    11,461.40
08/31/16                    13,063.72                    12,536.00                    11,473.79
09/30/16                    13,100.30                    12,582.00                    11,476.57
10/31/16                    12,944.41                    12,422.00                    11,400.32
11/30/16                    12,857.68                    12,239.00                    11,144.00

                                   [END CHART]

                    Data from 5/31/12 through 11/30/16.*

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the Bloomberg Barclays U.S. Universal Index and the Cornerstone Moderately Conservative Composite Index is calculated from the end of the month, May 31, 2012, while the inception date of the USAA Cornerstone Moderately Conservative Fund is June 8, 2012. There may be a slight variation of the performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Moderately Conservative Fund to the benchmarks listed below. The Manager has developed the Cornerstone Moderately Conservative Composite Index, which is used to measure the Fund's performance. The custom benchmark was created by the Manager to show how the Fund's performance compares with the returns of an index or indexes with similar asset allocations.

o The Cornerstone Moderately Conservative Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (23%), the MSCI ACWI ex USA IMI Net (15%), the Bloomberg Barclays U.S. Universal Index (58%), the Bloomberg Commodity Index Total Return (1%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (1%), and the Bloomberg Barclays U.S. Treasury - Bills (1-3M) (2%).

o The Bloomberg Barclays U.S. Universal Index is an index that represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.

================================================================================

8  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

                         o TOP 10 HOLDINGS* - 11/30/16 o
                                (% of Net Assets)

U.S. Treasury Bond, 3.13%, 8/15/2044 ....................................   4.6%
iShares Core MSCI EAFE ETF** ............................................   4.1%
Vanguard Total Bond Market ETF** ........................................   3.9%
Freddie Mac, 3.50%, 4/01/2046 ...........................................   3.3%
U.S. Treasury Note, 2.25%, 11/15/2025 ...................................   3.2%
U.S. Treasury Note, 1.13%, 2/28/2021 ....................................   3.1%
Vanguard Short-Term Corporate Bond ETF** ................................   2.6%
Freddie Mac, 3.00%, 6/01/2046 ...........................................   2.2%
iShares Core S&P 500 ETF** ..............................................   2.2%
iShares iBoxx $ High Yield Corporate Bond ETF** .........................   2.1%

  * Excludes money market instruments and futures.
 ** The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 11-27.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                        o ASSET ALLOCATION* - 11/30/16 o

                         [PIE CHART OF ASSET ALLOCATION]

U.S. TREASURY SECURITIES                                                   18.8%
INTERNATIONAL EQUITY SECURITIES**                                          18.6%
U.S. EQUITY SECURITIES**                                                   18.5%
FIXED INCOME EXCHANGE-TRADED FUNDS**                                       13.3%
CORPORATE OBLIGATIONS                                                      10.5%
U.S. GOVERNMENT AGENCY ISSUES                                              10.4%
COMMERCIAL MORTGAGE SECURITIES                                              4.4%
MONEY MARKET INSTRUMENTS                                                    1.7%
EURODOLLAR AND YANKEE OBLIGATIONS                                           1.4%
PRECIOUS METALS AND COMMODITY-RELATED SECURITIES                            0.6%
COLLATERALIZED MORTGAGE OBLIGATIONS                                         0.5%
GLOBAL REAL ESTATE EQUITY SECURITIES**                                      0.5%
CONVERTIBLE SECURITIES                                                      0.4%
ASSET-BACKED SECURITIES                                                     0.1%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

 *Excludes futures.

**The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

================================================================================

10  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

PORTFOLIO OF INVESTMENTS

November 30, 2016 (unaudited)

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              U.S. EQUITY SECURITIES (18.5%)

              COMMON STOCKS (8.7%)

              CONSUMER DISCRETIONARY (0.7%)
              -----------------------------
              ADVERTISING (0.0%)
     1,000    Omnicom Group, Inc.                                                                         $     87
                                                                                                          --------
              APPAREL RETAIL (0.1%)
     2,450    TJX Companies, Inc.                                                                              192
                                                                                                          --------
              GENERAL MERCHANDISE STORES (0.0%)
     1,100    Target Corp.                                                                                      85
                                                                                                          --------
              HOME IMPROVEMENT RETAIL (0.2%)
     2,300    Home Depot, Inc.                                                                                 298
                                                                                                          --------
              HOMEBUILDING (0.0%)
     1,950    CalAtlantic Group, Inc.                                                                           65
                                                                                                          --------
              HOTELS, RESORTS & CRUISE LINES (0.1%)
     1,520    Carnival Corp.                                                                                    78
     1,150    Norwegian Cruise Line Holdings Ltd.*                                                              46
       700    Royal Caribbean Cruises Ltd.                                                                      56
                                                                                                          --------
                                                                                                               180
                                                                                                          --------
              INTERNET RETAIL (0.2%)
       400    Amazon.com, Inc.*                                                                                300
                                                                                                          --------
              MOVIES & ENTERTAINMENT (0.0%)
       500    Time Warner, Inc.                                                                                 46
                                                                                                          --------
              SPECIALTY STORES (0.1%)
       370    Ulta Salon, Cosmetics & Fragrance, Inc.*                                                          96
                                                                                                          --------
              Total Consumer Discretionary                                                                   1,349
                                                                                                          --------
              CONSUMER STAPLES (0.9%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.1%)
     2,300    Bunge Ltd.                                                                                       157
                                                                                                          --------
              DRUG RETAIL (0.2%)
     1,640    CVS Health Corp.                                                                                 126
     2,820    Walgreens Boots Alliance, Inc.                                                                   239
                                                                                                          --------
                                                                                                               365
                                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              FOOD RETAIL (0.0%)
     2,300    Kroger Co.                                                                                  $     74
                                                                                                          --------
              HOUSEHOLD PRODUCTS (0.1%)
     2,380    Procter & Gamble Co.                                                                             196
                                                                                                          --------
              HYPERMARKETS & SUPER CENTERS (0.1%)
     4,350    Wal-Mart Stores, Inc.                                                                            307
                                                                                                          --------
              PACKAGED FOODS & MEAT (0.1%)
     3,850    Blue Buffalo Pet Products, Inc.*                                                                  90
     1,550    Kraft Heinz Co.                                                                                  127
                                                                                                          --------
                                                                                                               217
                                                                                                          --------
              SOFT DRINKS (0.2%)
     2,000    Coca-Cola Co.                                                                                     81
     2,600    PepsiCo, Inc.                                                                                    260
                                                                                                          --------
                                                                                                               341
                                                                                                          --------
              TOBACCO (0.1%)
     1,150    Altria Group, Inc.                                                                                73
       880    Philip Morris International, Inc.                                                                 78
                                                                                                          --------
                                                                                                               151
                                                                                                          --------
              Total Consumer Staples                                                                         1,808
                                                                                                          --------
              ENERGY (0.7%)
              -------------
              INTEGRATED OIL & GAS (0.3%)
     1,500    Chevron Corp.                                                                                    167
     2,600    Exxon Mobil Corp.                                                                                227
     3,460    Occidental Petroleum Corp.                                                                       247
                                                                                                          --------
                                                                                                               641
                                                                                                          --------
              OIL & GAS DRILLING (0.1%)
     1,270    Helmerich & Payne, Inc.                                                                           96
                                                                                                          --------
              OIL & GAS EQUIPMENT & SERVICES (0.1%)
     1,500    Schlumberger Ltd.                                                                                126
                                                                                                          --------
              OIL & GAS EXPLORATION & PRODUCTION (0.2%)
     2,200    Cabot Oil & Gas Corp.                                                                             49
       150    Cimarex Energy Co.                                                                                21
     5,020    ConocoPhillips                                                                                   244
     1,000    EOG Resources, Inc.                                                                              102
                                                                                                          --------
                                                                                                               416
                                                                                                          --------
              Total Energy                                                                                   1,279
                                                                                                          --------

================================================================================

12  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              FINANCIALS (1.4%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.1%)
     3,000    Bank of New York Mellon Corp.                                                               $    142
                                                                                                          --------
              CONSUMER FINANCE (0.2%)
    11,677    Synchrony Financial                                                                              404
                                                                                                          --------
              DIVERSIFIED BANKS (0.6%)
    23,300    Bank of America Corp.                                                                            492
     3,320    Citigroup, Inc.                                                                                  187
     4,180    JPMorgan Chase & Co.                                                                             335
     1,780    U.S. Bancorp                                                                                      89
                                                                                                          --------
                                                                                                             1,103
                                                                                                          --------
              PROPERTY & CASUALTY INSURANCE (0.2%)
     2,250    Allstate Corp.                                                                                   157
     1,520    Chubb Ltd.                                                                                       195
     3,500    Progressive Corp.                                                                                116
                                                                                                          --------
                                                                                                               468
                                                                                                          --------
              REGIONAL BANKS (0.3%)
     4,160    Fifth Third Bancorp                                                                              108
    18,000    KeyCorp                                                                                          312
     1,350    PNC Financial Services Group, Inc.                                                               149
                                                                                                          --------
                                                                                                               569
                                                                                                          --------
              SPECIALIZED FINANCE (0.0%)
       350    CME Group, Inc.                                                                                   40
                                                                                                          --------
              Total Financials                                                                               2,726
                                                                                                          --------
              HEALTH CARE (1.3%)
              ------------------
              BIOTECHNOLOGY (0.3%)
     5,100    AbbVie, Inc.                                                                                     310
       400    Amgen, Inc.                                                                                       58
       120    Biogen, Inc.*                                                                                     35
     1,900    Gilead Sciences, Inc.                                                                            140
                                                                                                          --------
                                                                                                               543
                                                                                                          --------
              HEALTH CARE DISTRIBUTORS (0.0%)
       560    McKesson Corp.                                                                                    81
                                                                                                          --------
              HEALTH CARE EQUIPMENT (0.2%)
     3,250    Hologic, Inc.*                                                                                   124
     4,480    Medtronic plc                                                                                    327
                                                                                                          --------
                                                                                                               451
                                                                                                          --------
              LIFE SCIENCES TOOLS & SERVICES (0.1%)
     1,550    Thermo Fisher Scientific, Inc.                                                                   217
                                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              MANAGED HEALTH CARE (0.2%)
     2,000    UnitedHealth Group, Inc.                                                                    $    317
                                                                                                          --------
              PHARMACEUTICALS (0.5%)
       100    Allergan plc*                                                                                     20
     2,850    Johnson & Johnson                                                                                317
     3,650    Merck & Co., Inc.                                                                                223
     9,653    Pfizer, Inc.                                                                                     310
                                                                                                          --------
                                                                                                               870
                                                                                                          --------
              Total Health Care                                                                              2,479
                                                                                                          --------
              INDUSTRIALS (1.0%)
              ------------------
              AEROSPACE & DEFENSE (0.3%)
     1,000    Boeing Co.                                                                                       151
       100    Lockheed Martin Corp.                                                                             27
     3,700    Spirit AeroSystems Holdings, Inc. "A"*                                                           215
     1,950    United Technologies Corp.                                                                        210
                                                                                                          --------
                                                                                                               603
                                                                                                          --------
              AIR FREIGHT & LOGISTICS (0.2%)
     1,050    FedEx Corp.                                                                                      201
       850    United Parcel Service, Inc."B"                                                                    99
                                                                                                          --------
                                                                                                               300
                                                                                                          --------
              AIRLINES (0.1%)
     2,950    Southwest Airlines Co.                                                                           137
     1,130    United Continental Holdings, Inc.*                                                                78
                                                                                                          --------
                                                                                                               215
                                                                                                          --------
              BUILDING PRODUCTS (0.0%)
     1,550    Masco Corp.                                                                                       49
                                                                                                          --------
              CONSTRUCTION & ENGINEERING (0.0%)
     2,600    AECOM*                                                                                            94
                                                                                                          --------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.1%)
     1,200    Wabtec Corp.                                                                                     102
                                                                                                          --------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)
       750    Eaton Corp. plc                                                                                   50
                                                                                                          --------
              INDUSTRIAL CONGLOMERATES (0.3%)
     1,200    Carlisle Companies, Inc.                                                                         135
    11,843    General Electric Co.                                                                             364
       810    Honeywell International, Inc.                                                                     92
                                                                                                          --------
                                                                                                               591
                                                                                                          --------
              Total Industrials                                                                              2,004
                                                                                                          --------

================================================================================

14  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              INFORMATION TECHNOLOGY (2.1%)
              -----------------------------
              COMMUNICATIONS EQUIPMENT (0.2%)
    13,063    Cisco Systems, Inc.                                                                         $    390
                                                                                                          --------
              DATA PROCESSING & OUTSOURCED SERVICES (0.3%)
     1,150    MasterCard, Inc."A"                                                                              117
     4,600    Visa, Inc. "A"                                                                                   356
                                                                                                          --------
                                                                                                               473
                                                                                                          --------
              INTERNET SOFTWARE & SERVICES (0.4%)
       800    Alphabet, Inc. "A"*                                                                              621
     1,600    Facebook, Inc. "A"*                                                                              189
                                                                                                          --------
                                                                                                               810
                                                                                                          --------
              SEMICONDUCTOR EQUIPMENT (0.1%)
     3,000    Applied Materials, Inc.                                                                           97
     1,200    Lam Research Corp.                                                                               127
                                                                                                          --------
                                                                                                               224
                                                                                                          --------
              SEMICONDUCTORS (0.2%)
     1,150    Intel Corp.                                                                                       40
     2,440    Maxim Integrated Products, Inc.                                                                   96
     1,550    QUALCOMM, Inc.                                                                                   105
     1,350    Texas Instruments, Inc.                                                                          100
                                                                                                          --------
                                                                                                               341
                                                                                                          --------
              SYSTEMS SOFTWARE (0.5%)
     9,940    Microsoft Corp.                                                                                  599
     7,500    Oracle Corp.                                                                                     301
                                                                                                          --------
                                                                                                               900
                                                                                                          --------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.4%)
     4,920    Apple, Inc.                                                                                      544
     2,700    Hewlett Packard Enterprise Co.                                                                    64
    10,700    HP, Inc.                                                                                         165
     1,350    Western Digital Corp.                                                                             86
                                                                                                          --------
                                                                                                               859
                                                                                                          --------
              Total Information Technology                                                                   3,997
                                                                                                          --------
              MATERIALS (0.1%)
              ----------------
              DIVERSIFIED CHEMICALS (0.1%)
     2,600    Dow Chemical Co.                                                                                 145
                                                                                                          --------
              SPECIALTY CHEMICALS (0.0%)
       350    Ecolab, Inc.                                                                                      41
                                                                                                          --------
              Total Materials                                                                                  186
                                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              TELECOMMUNICATION SERVICES (0.2%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
     8,150    AT&T, Inc.                                                                                  $    315
     2,551    Verizon Communications, Inc.                                                                     127
                                                                                                          --------
                                                                                                               442
                                                                                                          --------
              Total Telecommunication Services                                                                 442
                                                                                                          --------
              UTILITIES (0.3%)
              ----------------
              ELECTRIC UTILITIES (0.3%)
     2,350    American Electric Power Co., Inc.                                                                139
     2,100    Duke Energy Corp.                                                                                155
     1,950    Edison International                                                                             134
       700    NextEra Energy, Inc.                                                                              80
     1,500    PPL Corp.                                                                                         50
                                                                                                          --------
                                                                                                               558
                                                                                                          --------
              MULTI-UTILITIES (0.0%)
       300    Sempra Energy                                                                                     30
                                                                                                          --------
              Total Utilities                                                                                  588
                                                                                                          --------
              Total Common Stocks (cost: $13,955)                                                           16,858
                                                                                                          --------
              PREFERRED STOCKS (2.6%)

              CONSUMER STAPLES (1.0%)
              -----------------------
              AGRICULTURAL PRODUCTS (1.0%)
    32,000    CHS, Inc., Series B, 7.88%, cumulative redeemable, perpetual                                     930
    10,000    Dairy Farmers of America, Inc., 7.88%, cumulative
                redeemable, perpetual(a)                                                                     1,042
                                                                                                          --------
                                                                                                             1,972
                                                                                                          --------
              Total Consumer Staples                                                                         1,972
                                                                                                          --------
              ENERGY (0.5%)
              -------------
              OIL & GAS EXPLORATION & PRODUCTION (0.3%)
     1,120    Chesapeake Energy Corp., 5.75%, perpetual*(a)                                                    605
                                                                                                          --------
              OIL & GAS STORAGE & TRANSPORTATION (0.2%)
       300    Kinder Morgan G.P., Inc., 4.81%, cumulative redeemable(a)                                        269
                                                                                                          --------
              Total Energy                                                                                     874
                                                                                                          --------
              FINANCIALS (0.9%)
              -----------------
              LIFE & HEALTH INSURANCE (0.3%)
    27,414    Delphi Financial Group, Inc., 7.38%, cumulative redeemable                                       607
                                                                                                          --------

================================================================================

16  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              REGIONAL BANKS (0.6%)
     1,035    M&T Bank Corp., 6.38%, cumulative redeemable, perpetual                                     $  1,090
                                                                                                          --------
              Total Financials                                                                               1,697
                                                                                                          --------
              TELECOMMUNICATION SERVICES (0.2%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
    20,000    Qwest Corp., 6.50%                                                                               475
                                                                                                          --------
              Total Preferred Stocks (cost: $5,251)                                                          5,018
                                                                                                          --------
              EXCHANGE-TRADED FUNDS (7.2%)
    19,200    iShares Core S&P 500 ETF(b)                                                                    4,253
    35,900    PowerShares DB Commodity Index Tracking Fund*                                                    546
    28,000    United States Commodity Index Fund*                                                            1,167
    22,000    Vanguard Mid-Cap ETF                                                                           2,890
    29,900    Vanguard Small-Cap Value ETF                                                                   3,540
    13,210    Vanguard Total Stock Market ETF                                                                1,503
                                                                                                          --------
              Total Exchange-Traded Funds (cost: $12,958)                                                   13,899
                                                                                                          --------
              Total U.S. Equity Securities (cost: $32,164)                                                  35,775
                                                                                                          --------
              INTERNATIONAL EQUITY SECURITIES (18.6%)

              COMMON STOCKS (0.4%)

              CONSUMER DISCRETIONARY (0.2%)
              -----------------------------
              AUTO PARTS & EQUIPMENT (0.2%)
     1,650    Delphi Automotive plc                                                                            106
     4,550    Magna International, Inc.                                                                        184
                                                                                                          --------
                                                                                                               290
                                                                                                          --------
              Total Consumer Discretionary                                                                     290
                                                                                                          --------
              ENERGY (0.0%)
              -------------
              INTEGRATED OIL & GAS (0.0%)
     1,250    TOTAL S.A. ADR                                                                                    59
                                                                                                          --------
              FINANCIALS (0.1%)
              -----------------
              PROPERTY & CASUALTY INSURANCE (0.1%)
     3,600    XL Group Ltd.                                                                                    130
                                                                                                          --------
              INFORMATION TECHNOLOGY (0.0%)
              -----------------------------
              SEMICONDUCTORS (0.0%)
       200    Broadcom Ltd.                                                                                     34
       450    NXP Semiconductors N.V.*                                                                          45
                                                                                                          --------
                                                                                                                79
                                                                                                          --------
              Total Information Technology                                                                      79
                                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              TELECOMMUNICATION SERVICES (0.1%)
              ---------------------------------
              WIRELESS TELECOMMUNICATION SERVICES (0.1%)
     3,850    Vodafone Group plc ADR                                                                      $     94
                                                                                                          --------
              Total Common Stocks (cost: $665)                                                                 652
                                                                                                          --------
              EXCHANGE-TRADED FUNDS (18.2%)
   148,665    iShares Core MSCI EAFE ETF                                                                     7,858
    86,338    iShares Core MSCI Emerging Markets ETF                                                         3,736
   143,100    iShares Currency Hedged MSCI EAFE ETF                                                          3,638
    35,600    iShares Edge MSCI Minimum Volatility EAFE ETF                                                  2,208
    18,800    iShares Edge MSCI Minimum Volatility Emerging Markets ETF                                        944
    34,900    iShares MSCI Pacific ex Japan ETF                                                              1,433
    31,400    PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio                                      1,149
    87,600    PowerShares FTSE RAFI Emerging Markets Portfolio                                               1,587
   154,100    Schwab Fundamental International Large Co. Index ETF                                           3,831
     7,496    SPDR S&P Emerging Markets SmallCap ETF                                                           309
    22,420    Vanguard FTSE All-World ex-US ETF                                                                980
    88,300    Vanguard FTSE Developed Markets ETF                                                            3,175
    80,250    Vanguard FTSE Emerging Markets ETF(b)                                                          2,907
    14,400    Vanguard FTSE Europe ETF                                                                         661
     5,259    WisdomTree Emerging Markets SmallCap Dividend Fund                                               206
    29,552    WisdomTree India Earnings Fund                                                                   598
                                                                                                          --------
              Total Exchange-Traded Funds (cost: $36,605)                                                   35,220
                                                                                                          --------
              Total International Equity Securities (cost: $37,270)                                         35,872
                                                                                                          --------
              PRECIOUS METALS AND COMMODITY-RELATED SECURITIES (0.6%)

              GOLD (0.0%)

              NORTH AMERICAN GOLD COMPANIES (0.0%)
    24,262    Hycroft Mining Corp.*(c),(d)                                                                      24
       900    Newmont Mining Corp.                                                                              29
                                                                                                          --------
                                                                                                                53
                                                                                                          --------
              Total Gold (cost: $887)                                                                           53
                                                                                                          --------
              EXCHANGE-TRADED FUNDS (0.6%)
    11,700    First Trust Global Tactical Commodity Strategy Fund*                                             239
    44,200    VanEck Vectors Gold Miners ETF                                                                   921
                                                                                                          --------
              Total Exchange-Traded Funds (cost: $1,302)                                                     1,160
                                                                                                          --------
              Total Precious Metals and Commodity-Related Securities (cost: $2,189)                          1,213
                                                                                                          --------

================================================================================

18  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              GLOBAL REAL ESTATE EQUITY SECURITIES (0.5%)

              COMMON STOCKS (0.3%)

              REITs - MORTGAGE (0.3%)
              ------------------------
    26,358    Annaly Capital Management, Inc.(b)                                                          $    269
    19,800    Two Harbors Investment Corp.                                                                     172
                                                                                                          --------
                                                                                                               441
                                                                                                          --------
              REITs - OFFICE (0.0%)
              ---------------------
       300    Boston Properties, Inc.                                                                           37
                                                                                                          --------
              REITs - RETAIL (0.0%)
              ---------------------
       300    Simon Property Group, Inc.                                                                        54
                                                                                                          --------
              REITs - SPECIALIZED (0.0%)
              --------------------------
       150    Public Storage                                                                                    32
                                                                                                          --------
              Total Common Stocks (cost: $574)                                                                 564
                                                                                                          --------
              PREFERRED STOCKS (0.1%)

              REITs - MORTGAGE (0.1%)
              -----------------------
     8,000    Arbor Realty Trust, Inc., 7.38% (cost: $200)                                                     203
                                                                                                          --------
              EXCHANGE-TRADED FUNDS (0.1%)
     2,600    Vanguard REIT ETF (cost: $206)                                                                   209
                                                                                                          --------
              Total Global Real Estate Equity Securities (cost: $980)                                          976
                                                                                                          --------

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                COUPON
(000)                                                                  RATE             MATURITY
------------------------------------------------------------------------------------------------------------------
              BONDS (59.8%)

              CORPORATE OBLIGATIONS (10.5%)

              CONSUMER STAPLES (0.1%)
              -----------------------
              FOOD RETAIL (0.1%)
$      300    BI-LO, LLC & BI-LO Finance Corp.(a)                      9.25%            2/15/2019              240
                                                                                                          --------
              ENERGY (1.7%)
              -------------
              OIL & GAS DRILLING (0.1%)
       912    Schahin II Finance Co. SPV Ltd.(a),(e)                   5.88             9/25/2023              123
                                                                                                          --------
              OIL & GAS STORAGE & TRANSPORTATION (1.6%)
       650    Enbridge Energy Partners, LP                             7.38            10/15/2045              795
       500    Enbridge Energy Partners, LP                             8.05            10/01/2077              452

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                COUPON                                 VALUE
(000)         SECURITY                                                 RATE             MATURITY             (000)
------------------------------------------------------------------------------------------------------------------
$      950    Energy Transfer Partners, LP                             3.90%(f)        11/01/2066         $    731
     1,000    Enterprise Products Operating, LLC                       7.00             6/01/2067              850
       200    Martin Midstream Partners, LP & Martin
                Midstream Finance Corp.                                7.25             2/15/2021              195
       200    Southern Union Co.                                       3.90(f)         11/01/2066              153
                                                                                                          --------
                                                                                                             3,176
                                                                                                          --------
              Total Energy                                                                                   3,299
                                                                                                          --------
              FINANCIALS (6.7%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.6%)
       350    Ares Capital Corp.                                       3.63             1/19/2022              342
       900    Prospect Capital Corp.                                   5.00             7/15/2019              907
                                                                                                          --------
                                                                                                             1,249
                                                                                                          --------
              LIFE & HEALTH INSURANCE (1.5%)
     1,100    Lincoln National Corp.                                   3.26(f)          5/17/2066              878
     1,000    Prudential Financial, Inc.                               5.63             6/15/2043            1,039
     1,350    StanCorp Financial Group, Inc.                           6.90             6/01/2067            1,078
                                                                                                          --------
                                                                                                             2,995
                                                                                                          --------
              MULTI-LINE INSURANCE (1.0%)
     1,000    Glen Meadow Pass-Through Trust(a)                        6.51(f)          2/12/2067              770
     1,100    Nationwide Mutual Insurance Co.(a)                       3.14(f)         12/15/2024            1,085
                                                                                                          --------
                                                                                                             1,855
                                                                                                          --------
              PROPERTY & CASUALTY INSURANCE (2.4%)
     1,000    Allstate Corp.                                           5.75             8/15/2053            1,051
     1,000    AmTrust Financial Services, Inc.                         6.13             8/15/2023            1,017
       750    HSB Group, Inc.                                          1.79(f)          7/15/2027              561
       600    Ironshore Holdings, Inc.(a)                              8.50             5/15/2020              670
     1,200    Oil Insurance Ltd.(a)                                    3.82(f)                  -(g)           960
       300    Progressive Corp.                                        6.70             6/15/2067              294
                                                                                                          --------
                                                                                                             4,553
                                                                                                          --------
              REGIONAL BANKS (1.2%)
       400    Compass Bank                                             6.40            10/01/2017              413
       100    Compass Bank                                             3.88             4/10/2025               95
     1,000    Cullen/Frost Capital Trust II                            2.39(f)          3/01/2034              866
       100    First Maryland Capital Trust I                           1.88(f)          1/15/2027               89
     1,000    SunTrust Capital I                                       1.57(f)          5/15/2027              853
                                                                                                          --------
                                                                                                             2,316
                                                                                                          --------
              Total Financials                                                                              12,968
                                                                                                          --------

================================================================================

20  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                COUPON                                 VALUE
(000)         SECURITY                                                 RATE             MATURITY             (000)
------------------------------------------------------------------------------------------------------------------
              HEALTH CARE (0.3%)
              ------------------
              HEALTH CARE FACILITIES (0.3%)
$      300    Community Health Systems, Inc.                            6.88%           2/01/2022         $    202
       400    HCA, Inc.                                                 4.50            2/15/2027              378
                                                                                                          --------
                                                                                                               580
                                                                                                          --------
              Total Health Care                                                                                580
                                                                                                          --------
              INDUSTRIALS (0.1%)
              ------------------
              AIRLINES (0.1%)
       194    Continental Airlines, Inc. Pass-Through Trust             6.25           10/11/2021              206
                                                                                                          --------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)
       100    Artesyn Embedded Technologies, Inc.(a)                    9.75           10/15/2020               90
                                                                                                          --------
              Total Industrials                                                                                296
                                                                                                          --------
              REAL ESTATE (0.2%)
              ------------------
              REAL ESTATE DEVELOPMENT (0.2%)
       300    Crescent Communities, LLC & Crescent
                Ventures, Inc.(a)                                       8.88           10/15/2021              298
                                                                                                          --------
              UTILITIES (1.4%)
              ----------------
              ELECTRIC UTILITIES (0.8%)
       600    NextEra Energy Capital Holdings, Inc.                     2.91(f)        10/01/2066              513
       324    NextEra Energy Capital Holdings, Inc.                     6.65            6/15/2067              286
       300    NextEra Energy Capital Holdings, Inc.                     7.30            9/01/2067              299
       550    PPL Capital Funding, Inc.                                 6.70(f)         3/30/2067              485
                                                                                                          --------
                                                                                                             1,583
                                                                                                          --------
              MULTI-UTILITIES (0.6%)
     1,250    WEC Energy Group, Inc.                                    6.25(f)         5/15/2067            1,094
                                                                                                          --------
              Total Utilities                                                                                2,677
                                                                                                          --------
              Total Corporate Obligations (cost: $22,270)                                                   20,358
                                                                                                          --------
              CONVERTIBLE SECURITIES (0.4%)

              MATERIALS (0.4%)
              ----------------
              GOLD (0.4%)
       521    Hycroft Mining Corp.(h) (cost: $504)                     15.00           10/22/2020              821
                                                                                                          --------
              EURODOLLAR AND YANKEE OBLIGATIONS (1.4%)

              ENERGY (0.7%)
              -------------
              OIL & GAS STORAGE & TRANSPORTATION (0.7%)
     1,700    TransCanada PipeLines Ltd.                                6.35(f)         5/15/2067            1,335
                                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                COUPON                                 VALUE
(000)         SECURITY                                                 RATE             MATURITY             (000)
------------------------------------------------------------------------------------------------------------------
              FINANCIALS (0.1%)
              -----------------
              PROPERTY & CASUALTY INSURANCE (0.1%)
$      250    QBE Capital Funding III Ltd.(a)                          7.25%            5/24/2041         $    277
                                                                                                          --------
              MATERIALS (0.6%)
              ----------------
              GOLD (0.6%)
     1,100    Newcrest Finance Property Ltd.(a)                        4.45            11/15/2021            1,139
                                                                                                          --------
              Total Eurodollar and Yankee Obligations (cost: $2,920)                                         2,751
                                                                                                          --------
              ASSET-BACKED SECURITIES (0.1%)

              FINANCIALS (0.1%)
              -----------------
              ASSET-BACKED FINANCING (0.1%)
       200    Navient Student Loan Trust (cost: $172)                  2.08(f)          8/25/2050              173
                                                                                                          --------
              COLLATERALIZED MORTGAGE OBLIGATIONS (0.5%)

              FINANCIALS (0.5%)
              -----------------
              ASSET-BACKED FINANCING (0.5%)
        70    Sequoia Mortgage Trust                                   1.46(f)          9/20/2033               62
       912    Structured Asset Mortgage Investments, Inc.              1.06(f)          7/19/2035              843
        59    Wells Fargo Mortgage Backed Securities Trust             3.00(f)          4/25/2035               56
                                                                                                          --------
                                                                                                               961
                                                                                                          --------
              Total Financials                                                                                 961
                                                                                                          --------
              Total Collateralized Mortgage Obligations (cost: $985)                                           961
                                                                                                          --------
              COMMERCIAL MORTGAGE SECURITIES (4.4%)

              FINANCIALS (4.4%)
              -----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (4.4%)
       400    Banc of America Commercial Mortgage, Inc.                6.00             7/10/2044              309
       800    Banc of America Commercial Mortgage, Inc.                6.48             2/10/2051              798
     1,200    Bear Stearns Commercial Mortgage Securities, Inc.(a)     5.66             9/11/2041            1,170
        50    Citigroup Commercial Mortgage Trust                      6.00            12/10/2049               35
       400    Commercial Mortgage Trust                                5.38            12/10/2046              397
       850    Credit Suisse Commercial Mortgage
                Pass-Through Trust                                     0.74             2/15/2040              842
     3,244    CSAIL Commercial Mortgage Trust(c)                       1.00             1/15/2049              372
       830    FREMF Mortgage Trust(a)                                  3.00             8/25/2045              848
       750    GE Capital Commercial Mortgage Corp.                     5.00            11/10/2045              718
       225    GE Capital Commercial Mortgage Corp.                     5.61            12/10/2049              224
        66    GMAC Commercial Mortgage Securities, Inc.                4.97            12/10/2041               67
     1,000    J.P. Morgan Chase Commercial
                Mortgage Securities Corp.                              6.11             4/17/2045              789

================================================================================

22  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                COUPON                                 VALUE
(000)         SECURITY                                                 RATE             MATURITY             (000)
------------------------------------------------------------------------------------------------------------------
$    1,200    J.P. Morgan Chase Commercial
                Mortgage Securities Corp.                              5.37%            5/15/2047         $  1,200
       324    Morgan Stanley Capital I Trust                           5.59             3/12/2044              325
       100    Morgan Stanley Capital I Trust                           5.59             3/12/2044               91
     2,857    UBS Commercial Mortgage Trust(a),(c)                     2.27             5/10/2045              259
                                                                                                          --------
                                                                                                             8,444
                                                                                                          --------
              Total Financials                                                                               8,444
                                                                                                          --------
              Total Commercial Mortgage Securities (cost: $8,790)                                            8,444
                                                                                                          --------

              U.S. GOVERNMENT AGENCY ISSUES (10.4%)(i)

              COMMERCIAL MORTGAGE-BACKED SECURITIES (1.4%)
       500    Fannie Mae(+)                                            2.15             1/25/2023              494
     1,000    Freddie Mac(+)                                           3.51             4/25/2030            1,037
     1,100    Freddie Mac(+)                                           3.33             5/25/2025            1,152
                                                                                                          --------
                                                                                                             2,683
                                                                                                          --------
              MORTGAGE-BACKED PASS-THROUGH SECURITIES (9.0%)
     1,873    Freddie Mac(+)                                           3.00             4/01/2046            1,867
     4,373    Freddie Mac(+)                                           3.00             6/01/2046            4,359
     1,976    Freddie Mac(+)                                           3.00             9/01/2046            1,970
       994    Freddie Mac(+)                                           3.00            10/01/2046              991
     1,996    Freddie Mac(+)                                           3.00            11/01/2046            1,989
     6,138    Freddie Mac(+)                                           3.50             4/01/2046            6,305
                                                                                                          --------
                                                                                                            17,481
                                                                                                          --------
              Total U.S. Government Agency Issues (cost: $20,655)                                           20,164
                                                                                                          --------
              U.S. TREASURY SECURITIES (18.8%)

              BONDS (8.4%)
     8,700    3.13%, 8/15/2044                                                                               8,886
     4,000    3.17%, 8/15/2044 (STRIPS Principal)(j)                                                         1,699
     2,285    3.00%, 11/15/2044                                                                              2,277
       300    2.50%, 2/15/2045                                                                                 270
     3,000    3.00%, 5/15/2045                                                                               2,985
                                                                                                          --------
                                                                                                            16,117
                                                                                                          --------
              NOTES (10.4%)
     6,100    1.13%, 2/28/2021(k)                                                                            5,943
       618    2.00%, 2/15/2023                                                                                 614
     1,800    1.63%, 4/30/2023                                                                               1,745
     1,500    2.50%, 5/15/2024                                                                               1,527
     1,500    2.38%, 8/15/2024                                                                               1,511
       800    2.25%, 11/15/2024                                                                                798

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                                                       VALUE
(000)         SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
$    6,200    2.25%, 11/15/2025                                                                           $  6,147
     2,000    1.63%, 2/15/2026                                                                               1,877
                                                                                                          --------
                                                                                                            20,162
                                                                                                          --------
              Total U.S. Treasury Securities (cost: $36,485)                                                36,279
                                                                                                          --------

------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
------------------------------------------------------------------------------------------------------------------
              EXCHANGE-TRADED FUNDS (13.3%)
    22,810    iShares 20+ Year Treasury Bond ETF                                                             2,743
    33,790    iShares Core U.S. Aggregate Bond ETF                                                           3,657
    46,400    iShares iBoxx $High Yield Corporate Bond ETF(b)                                                3,974
    74,400    Powershares Fundamental High Yield Corporate Bond Portfolio                                    1,382
    25,500    Vanguard Mortgage-Backed Securities ETF                                                        1,343
    64,600    Vanguard Short-Term Corporate Bond ETF(b)                                                      5,131
    93,100    Vanguard Total Bond Market ETF                                                                 7,531
                                                                                                          --------
              Total Exchange-Traded Funds (cost: $26,124)                                                   25,761
                                                                                                          --------
              Total Bonds (cost: $118,905)                                                                 115,712
                                                                                                          --------
              MONEY MARKET INSTRUMENTS (1.7%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.7%)
 3,294,868    State Street Institutional Treasury
                Money Market Fund Premier Class, 0.25%(l) (cost: $3,295)                                     3,295
                                                                                                          --------

              TOTAL INVESTMENTS (COST: $194,803)                                                          $192,843
                                                                                                          ========

================================================================================

24  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                        UNREALIZED
                                                                                     CONTRACT        APPRECIATION/
NUMBER OF                                                 EXPIRATION                   VALUE        (DEPRECIATION)
CONTRACTS     SECURITY                                       DATE                      (000)                 (000)
------------------------------------------------------------------------------------------------------------------
              FUTURES(m)

              LONG FUTURES

              EQUITY CONTRACTS
        63    E-mini S&P 500                               12/16/2016                 $ 6,926                 $229
        19    Mini MSCI Emerging Markets Index             12/16/2016                     820                  (28)
                                                                                      -------                 ----
                                                                                        7,746                  201
                                                                                      -------                 ----

              TOTAL LONG FUTURES                                                      $ 7,746                 $201
                                                                                      -------                 ----
              SHORT FUTURES

              INTEREST RATE CONTRACTS
       (21)   U.S. Treasury Bond                            3/22/2017                 $(3,177)                $(15)
                                                                                      -------                 ----
              EQUITY CONTRACTS
       (14)   Russell 2000 Mini                            12/16/2016                  (1,851)                 (33)
                                                                                      -------                 ----

              TOTAL SHORT FUTURES                                                     $(5,028)                $(48)
                                                                                      =======                 ====

              TOTAL FUTURES                                                           $ 2,718                 $153
                                                                                      =======                 ====

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                   VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                                 LEVEL 1          LEVEL 2         LEVEL 3              TOTAL
------------------------------------------------------------------------------------------------------------------
U.S. Equity Securities:
  Common Stocks                                       $ 16,858          $     -             $ -           $ 16,858
  Preferred Stocks                                           -            5,018               -              5,018
  Exchange-Traded Funds                                 13,899                -               -             13,899

International Equity Securities:
  Common Stocks                                            652                -               -                652
  Exchange-Traded Funds                                 35,220                -               -             35,220

Precious Metals and Commodity-
 Related Securities:
  Common Stocks                                             29                -              24                 53
  Exchange-Traded Funds                                  1,160                -               -              1,160

Global Real Estate Equity Securities:
  Common Stocks                                            564                -               -                564
  Preferred Stocks                                           -              203               -                203
  Exchange-Traded Funds                                    209                -               -                209

Bonds:
  Corporate Obligations                                      -           20,358               -             20,358
  Convertible Securities                                     -              821               -                821
  Eurodollar and Yankee Obligations                          -            2,751               -              2,751
  Asset-Backed Securities                                    -              173               -                173
  Collateralized Mortgage Obligations                        -              961               -                961
  Commercial Mortgage Securities                             -            8,444               -              8,444
  U.S. Government Agency Issues                              -           20,164               -             20,164
  U.S. Treasury Securities                              34,580            1,699               -             36,279
  Exchange-Traded Funds                                 25,761                -               -             25,761

Money Market Instruments:
  Government & U.S. Treasury
     Money Market Funds                                  3,295                -               -              3,295

Futures(1)                                                 229                -               -                229
------------------------------------------------------------------------------------------------------------------
Total                                                 $132,456          $60,592             $24           $193,072
------------------------------------------------------------------------------------------------------------------

LIABILITIES                                            LEVEL 1          LEVEL 2         LEVEL 3              TOTAL
------------------------------------------------------------------------------------------------------------------
Futures(1)                                            $    (76)         $     -             $ -           $    (76)
------------------------------------------------------------------------------------------------------------------

(1)Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

================================================================================

26  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                       RECONCILIATION OF LEVEL 3 INVESTMENTS
------------------------------------------------------------------------------------------------------------------
                                                              COMMON STOCKS                  CORPORATE OBLIGATIONS
------------------------------------------------------------------------------------------------------------------
Balance as of May 31, 2016                                              $18                                  $ 530
Purchases                                                                 -                                      -
Sales                                                                     -                                      -
Transfers into Level 3                                                    -                                      -
Transfers out of Level 3                                                  -                                   (530)
Net realized gain (loss) on investments                                   -                                      -
Change in net unrealized appreciation/(depreciation)
   of investments                                                         6                                      -
------------------------------------------------------------------------------------------------------------------
Balance as of November 30, 2016                                         $24                                  $   -
------------------------------------------------------------------------------------------------------------------

                           FAIR VALUE LEVEL TRANSFERS
                           --------------------------

For the period of June 1, 2016, through November 30, 2016, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                                            TRANSFERS INTO             TRANSFERS INTO               TRANSFERS INTO
                                                  (OUT OF)                   (OUT OF)                     (OUT OF)
ASSETS ($ IN 000s)                                 LEVEL 1                    LEVEL 2                      LEVEL 3
------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS(I)                                $-                       $530                       $(530)
------------------------------------------------------------------------------------------------------------------

(I) Transferred from Level 3 to Level 2 as result of the securities no longer being a single broker quote.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 20.8% of net assets at November 30, 2016.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent

================================================================================

28  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

    ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities, but such maturities can be difficult to predict because of the effect of prepayments.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REIT    Real estate investment trust

    STRIPS  Separate trading of registered interest and principal of securities

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  29

================================================================================

        Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) The security, or a portion thereof, is segregated to cover the value of open futures contracts at November 30, 2016.

    (c) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at November 30, 2016, was $655,000, which represented 0.3% of the Fund's net assets.

    (d) Security was fair valued at November 30, 2016, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $24,000, which represented less than 0.1% of the Fund's net assets.

    (e) At November 30, 2016, the issuer was in default with respect to interest and/or principal payments.

    (f) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at November 30, 2016.

    (g) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (h) Security in which the issuer has or will have the option to make all or a portion of the interest or dividend payments in additional securities in lieu of cash.

    (i) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Freddie Mac (Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or
        FNMA), indicated with a "+",

================================================================================

30  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

        are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (j) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (k) Securities with a value of $487,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (l) Rate represents the money market fund annualized seven-day yield at November 30, 2016.

    (m) The contract value of futures purchased and/or sold as a percentage of net assets is 1.4%.

     *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  31

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $194,803)                                        $192,843
   Cash denominated in foreign currencies (identified cost of $7)                                              7
   Receivables:
       Capital shares sold                                                                                    99
       USAA Asset Management Company (Note 5C)                                                                94
       Dividends and interest                                                                                612
       Securities sold                                                                                       541
   Variation margin on futures contracts                                                                     153
                                                                                                        --------
           Total assets                                                                                  194,349
                                                                                                        --------
LIABILITIES
   Payables:
       Securities purchased                                                                                  449
       Capital shares redeemed                                                                               125
       Bank overdraft                                                                                         71
   Accrued management fees                                                                                    80
   Accrued transfer agent's fees                                                                              16
   Other accrued expenses and payables                                                                        90
                                                                                                        --------
           Total liabilities                                                                                 831
                                                                                                        --------
              Net assets applicable to capital shares outstanding                                       $193,518
                                                                                                        ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                                      $196,670
   Accumulated undistributed net investment income                                                           511
   Accumulated net realized loss on investments and futures transactions                                  (1,856)
   Net unrealized depreciation of investments and futures contracts                                       (1,807)
                                                                                                        --------
              Net assets applicable to capital shares outstanding                                       $193,518
                                                                                                        ========
   Capital shares outstanding, no par value                                                               18,076
                                                                                                        ========
   Net asset value, redemption price, and offering price per share                                      $  10.71
                                                                                                        ========

See accompanying notes to financial statements.

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32  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $1)                                                      $1,432
   Interest                                                                                              1,618
                                                                                                        ------
       Total income                                                                                      3,050
                                                                                                        ------
EXPENSES
   Management fees                                                                                         499
   Administration and servicing fees                                                                       150
   Transfer agent's fees                                                                                   248
   Custody and accounting fees                                                                              80
   Postage                                                                                                  12
   Shareholder reporting fees                                                                               13
   Trustees' fees                                                                                           15
   Registration fees                                                                                        20
   Professional fees                                                                                        42
   Other                                                                                                     5
                                                                                                        ------
           Total expenses                                                                                1,084
   Expenses reimbursed                                                                                    (187)
                                                                                                        ------
           Net expenses                                                                                    897
                                                                                                        ------
NET INVESTMENT INCOME                                                                                    2,153
                                                                                                        ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FUTURES CONTRACTS
   Net realized gain (loss) on:
       Unaffiliated transactions                                                                          (520)
       Affiliated transactions (Note 7)                                                                    192
       Futures transactions                                                                                473
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                                         365
       Futures contracts                                                                                   136
                                                                                                        ------
           Net realized and unrealized gain                                                                646
                                                                                                        ------
   Increase in net assets resulting from operations                                                     $2,799
                                                                                                        ======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  33

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 2016 (unaudited), and year ended
May 31, 2016

------------------------------------------------------------------------------------------------------------------
                                                                                  11/30/2016             5/31/2016
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                            $  2,153              $  5,025
   Net realized loss on investments                                                     (328)                 (836)
   Net realized gain on long-term capital gain distributions
       from other investment companies                                                     -                    74
   Net realized gain on options                                                            -                     5
   Net realized gain (loss) on futures transactions                                      473                   (11)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                       365               (11,845)
       Options                                                                             -                    28
       Futures contracts                                                                 136                    17
                                                                                    ------------------------------
       Increase (decrease) in net assets resulting from operations                     2,799                (7,543)
                                                                                    ------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                              (2,181)               (4,749)
   Net realized gains                                                                      -                (1,578)
                                                                                    ------------------------------
       Distributions to shareholders                                                  (2,181)               (6,327)
                                                                                    ------------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                          22,629                55,158
   Reinvested dividends                                                                1,955                 5,677
   Cost of shares redeemed                                                           (26,060)              (57,124)
                                                                                    ------------------------------
       Increase (decrease) in net assets from capital
           share transactions                                                         (1,476)                3,711
                                                                                    ------------------------------
   Net decrease in net assets                                                           (858)              (10,159)

NET ASSETS
   Beginning of period                                                               194,376               204,535
                                                                                    ------------------------------
   End of period                                                                    $193,518              $194,376
                                                                                    ==============================
Accumulated undistributed net investment income:
   End of period                                                                    $    511              $    539

CHANGE IN SHARES OUTSTANDING
   Shares sold                                                                         2,079                 5,154
   Shares issued for dividends reinvested                                                181                   533
   Shares redeemed                                                                    (2,397)               (5,377)
                                                                                    ------------------------------
       Increase (decrease) in shares outstanding                                        (137)                  310
                                                                                    ==============================

See accompanying notes to financial statements.

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34  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open- end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Cornerstone Moderately Conservative Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek current income with a secondary focus on capital appreciation.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign

================================================================================

36  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

        securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8. Options are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and asked prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9. Forward foreign currency contracts are valued on a daily basis using forward foreign currency exchange rates obtained from an independent pricing service and are categorized in Level 2 of the fair value hierarchy.

    10. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities,

================================================================================

38  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

        evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by quoted prices obtained from broker-dealers participating in the market for these securities. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at November 30, 2016, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an

================================================================================

40  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

    unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF NOVEMBER 30, 2016*
    (IN THOUSANDS)

                             ASSET DERIVATIVES                           LIABILITY DERIVATIVES
-----------------------------------------------------------------------------------------------------
                       STATEMENT OF                                   STATEMENT OF
DERIVATIVES NOT        ASSETS AND                                     ASSETS AND
ACCOUNTED FOR AS       LIABILITIES                                    LIABILITIES
HEDGING INSTRUMENTS    LOCATION                 FAIR VALUE            LOCATION             FAIR VALUE
-----------------------------------------------------------------------------------------------------
Interest rate                                     $  -                Net unrealized           $15**
contracts                                                             depreciation of
                                                                      investments and
                                                                      futures contracts
-----------------------------------------------------------------------------------------------------
Equity contracts       Net unrealized              229**              Net unrealized            61**
                       depreciation of                                depreciation of
                       investments and                                investments and
                       futures contracts                              futures contracts
-----------------------------------------------------------------------------------------------------
Total                                             $229                                         $76
-----------------------------------------------------------------------------------------------------

 * For open derivative instruments as of November 30, 2016, see the Portfolio of Investments, which also is indicative of activity for the six-month period ended November 30, 2016.

** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE SIX-MONTH PERIOD ENDED NOVEMBER 30, 2016 (IN THOUSANDS)

                                                                                     CHANGE IN
                                                                                     UNREALIZED
DERIVATIVES NOT                                                                      APPRECIATION/
ACCOUNTED FOR AS          STATEMENT OF                       REALIZED GAIN (LOSS)    (DEPRECIATION)
HEDGING INSTRUMENTS       OPERATIONS LOCATION                ON DERIVATIVES          ON DERIVATIVES
-----------------------------------------------------------------------------------------------------
Interest rate           Net realized gain (loss)                   $276                    $(15)
contracts               on Futures transactions/
                        Change in net unrealized
                        appreciation/(depreciation)
                        of Futures contracts
-----------------------------------------------------------------------------------------------------
Equity contracts        Net realized gain (loss) on                 197                     151
                        Futures transactions/
                        Change in net unrealized
                        appreciation/(depreciation)
                        of Futures contracts
-----------------------------------------------------------------------------------------------------
Total                                                              $473                    $136
-----------------------------------------------------------------------------------------------------

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

G. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

================================================================================

42  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -
    Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested.

I. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    expenses. For the six-month period ended November 30, 2016, there were no custodian and other bank credits.

J. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

K. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates with other USAA Funds in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The USAA Funds are assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

================================================================================

44  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the six-month period ended November 30, 2016, the Fund paid CAPCO facility fees of $1,000, which represents 0.3% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended November 30, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined as of the Fund's tax year-end of May 31, 2017, in accordance with applicable federal tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal income tax.

At May 31, 2016, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended November 30, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 2016, were $58,519,000 and $55,066,000, respectively.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

As of November 30, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as their cost reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of November 30, 2016, were $6,471,000 and $8,431,000, respectively, resulting in net unrealized depreciation of $1,960,000.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the six-month period ended November 30, 2016, the Fund had no subadviser(s).

    The Fund's investment management fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets. For the six-month period ended November 30, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $499,000.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the six-month period ended November 30, 2016, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $150,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended November 30, 2016, the Fund reimbursed the Manager $3,000 for these compliance and legal

================================================================================

46  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

    services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through September 30, 2017, to limit the total annual operating expenses of the Fund to 0.90% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through September 30, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended November 30, 2016, the Fund incurred reimbursable expenses of $187,000, of which $94,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the six-month period ended November 30, 2016, the Fund incurred transfer agent's fees, paid or payable to SAS, of $248,000.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(6) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At November 30, 2016, USAA and its affiliates owned 1,756,000 shares, which represents 9.7% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the six-month period ended November 30, 2016, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA funds at the then-current market price with no brokerage commissions incurred.

                                                                                    NET REALIZED
                                                                  COST TO          GAIN (LOSS) TO
SELLER                                  PURCHASER                PURCHASER             SELLER
---------------------------------------------------------------------------------------------------
Cornerstone Moderately            Cornerstone Moderately
  Conservative                      Aggressive                    $   97,000           $ (2,000)

Cornerstone Moderately            Cornerstone Moderate
  Conservative                                                        49,000             (1,000)

Cornerstone Moderately            Cornerstone Aggressive
  Conservative                                                        38,000                 (-)*

Cornerstone Moderately            Target Managed
  Conservative                                                     3,181,000            195,000

Cornerstone Aggressive            Cornerstone Moderately
                                    Conservative                      48,000              5,000

*Represents less than $500.

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) adopted final rules intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements. The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and related disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

48  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                 SIX-MONTH
                                PERIOD ENDED                                                 PERIOD ENDED
                                NOVEMBER 30,               YEAR ENDED MAY 31,                   MAY 31,
                                -------------------------------------------------------------------------
                                    2016            2016           2015           2014          2013***
                                -------------------------------------------------------------------------
Net asset value at
  beginning of period           $  10.67        $  11.42       $  11.52       $  11.05       $ 10.00
                                --------------------------------------------------------------------
Income (loss) from
  investment operations:

  Net investment income              .12             .28            .26            .25           .28(a)
  Net realized and

    unrealized gain (loss)           .04            (.68)           .03            .61           .99(a)
                                --------------------------------------------------------------------
Total from investment

  operations                         .16            (.40)           .29            .86          1.27(a)
                                --------------------------------------------------------------------
Less distributions from:
  Net investment income             (.12)           (.26)          (.27)          (.26)         (.22)
  Realized capital gains               -            (.09)          (.12)          (.13)            -
                                --------------------------------------------------------------------
Total distributions                 (.12)           (.35)          (.39)          (.39)         (.22)
                                --------------------------------------------------------------------
Net asset value at
  end of period                 $  10.71        $  10.67       $  11.42       $  11.52       $ 11.05
                                ====================================================================
Total return (%)*                   1.49           (3.50)          2.58           8.00         12.81
Net assets at end of
  period (000)                  $193,518        $194,376       $204,535       $167,742       $99,683
Ratios to average
  net assets:**
  Expenses (%)(b)                    .90(c)          .90            .90            .90           .90(c)
  Expenses, excluding
    reimbursements (%)(b)           1.09(c)         1.09           1.05           1.08          1.25(c)
  Net investment income (%)         2.16(c)         2.56           2.43           2.40          2.56(c)
Portfolio turnover (%)                29              70(d)          37             36            59

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended November 30, 2016, average net assets were $198,869,000.
*** Fund commenced operations on June 8, 2012.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                       -               -              -           (.00%)(+)     (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Reflects overall increase in purchases and sales of securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

EXPENSE EXAMPLE

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of June 1, 2016, through November 30, 2016.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

50  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                          EXPENSES PAID
                                             BEGINNING              ENDING               DURING PERIOD*
                                           ACCOUNT VALUE         ACCOUNT VALUE           JUNE 1, 2016 -
                                           JUNE 1, 2016        NOVEMBER 30, 2016        NOVEMBER 30, 2016
                                           --------------------------------------------------------------
Actual                                       $1,000.00              $1,014.90                  $4.55

Hypothetical
 (5% return before expenses)                  1,000.00               1,020.56                   4.56

*Expenses are equal to the Fund's annualized expense ratio of 0.90%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 1.49% for the six-month period of June 1, 2016, through November 30, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  51

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT usaa.com                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on usaa.com select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]                                        [LOGO OF RECYCLE PAPER]
        USAA         We know what it means to serve.(R)            10%

   =============================================================================
   97451-0117                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                 [GRAPHIC OF USAA CORNERSTONE CONSERVATIVE FUND]

 ============================================================

         SEMIANNUAL REPORT
         USAA CORNERSTONE CONSERVATIVE FUND
         NOVEMBER 30, 2016

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"AS THE NEW YEAR BEGINS, WHY NOT MAKE
A RESOLUTION TO PUT YOUR FINANCIAL HOUSE            [PHOTO OF BROOKS ENGLEHARDT]
IN ORDER?"

--------------------------------------------------------------------------------

JANUARY 2017

Financial markets are unpredictable. Many factors can confound those who try to predict the direction of the markets based on economic or political factors. In other words, it's easy to get it wrong. And, even if one correctly forecasts what will happen in the macroeconomic environment, predicting how the markets will respond is another matter altogether.

Consider the response to the Presidential election. Stocks rose on Monday and Tuesday (Election Day) at the prospect of a Hillary Clinton victory--virtually a "sure thing," according to some media pundits. U.S. Treasury securities and other segments of the bond market sold off as investors likely assumed a continuation of current economic policy under another Democratic administration. But these trends reversed on Tuesday evening when it became clear that Donald J. Trump would be elected the 45th President of the United States. Asian and European equity markets dropped and U.S. stock index futures plunged. The decline in stock index futures suggested that U.S. stocks might fall when trading began on Wednesday, however the opposite happened. Stock prices rose and then rallied strongly, with major stock indexes hitting one record high after another through the end of November 2016. U.S. Treasury prices fell, driving up yields on longer-maturity U.S. Treasuries. (Yields move in the opposite direction of prices.)

Few market participants would have forecasted such a scenario. But with hindsight, we may be able to understand some of the reasons why the markets behaved the way they did.

U.S. equity investors appeared to like President-elect Trump's promises of lower tax rates, less regulation, and more fiscal stimulus through infrastructure spending. Other explanations may lie overseas, such as complications relating to the United Kingdom's decision to exit from the European Union ("Brexit") and continued slow economic growth in China--uncertainties that may have

================================================================================

================================================================================

increased the attractiveness of U.S. stocks. As for bond investors, they may have been worried about an increase in interest rates if economic growth picks up under a Trump Administration. Higher growth rates typically correspond with rising inflation, which in turn could prompt the Federal Reserve (the Fed) to accelerate the pace of interest rate increases.

What actually happens, however, is yet to be seen. No one knows, except in the most general terms, what President-elect Trump's plans and priorities will be or how they could affect economic growth in 2017 and beyond. By extension, it is also too early to forecast how inflation might be affected and how the Fed could respond.

At USAA Investments, we are long-term, fundamental investors, who seek to look at the full market cycle rather than current geopolitical events. We believe measures such as assessing a company's intrinsic value compared to its current price tend to be more effective at forecasting potential stock returns over time. In selecting bonds, our analysts take a bottom-up approach to evaluating each security individually, building portfolios on a bond-by-bond basis.

It is important to remember market conditions are always fluctuating and time horizon matters. We believe that it is important to stay focused on your long-term objectives, using an investment plan that is based on your personal time horizon and risk tolerance. If you are uneasy about market risk in general or have concerns about too much exposure to specific asset classes, please call USAA to speak with an advisor. As the new year begins, why not make a resolution to put your financial house in order?

Thank you for allowing us to help you in your efforts to achieve your financial goals. At USAA Investments, we are committed to providing you with our best advice, top-notch service, and a variety of mutual funds. On behalf of everyone here, I wish you a happy and healthy 2017.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Portfolio of Investments                                                  10

    Notes to Portfolio of Investments                                         12

    Financial Statements                                                      13

    Notes to Financial Statements                                             16

EXPENSE EXAMPLE                                                               26

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

201007-0117

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA CORNERSTONE CONSERVATIVE FUND (THE FUND) SEEKS CURRENT INCOME. THE FUND ALSO CONSIDERS THE POTENTIAL FOR CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests in a selection of USAA mutual funds (underlying USAA Funds) consisting of a target asset class allocation of approximately 20% equity securities and 80% fixed-income securities. This is often referred to as a fund-of-funds investment strategy. The actual asset class allocation can deviate from time to time from these targets as market conditions warrant. The Fund may invest in investment-grade and below-investment-grade ("junk" or high-yield) fixed-income securities.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    JOHN P. TOOHEY, CFA                           WASIF A. LATIF
    LANCE HUMPHREY, CFA

--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    Financial assets produced mixed results during the reporting period ended November 30, 2016, reflecting the broad range of headlines that characterized the reporting period.

    U.S. equities posted the strongest gains among the major asset categories. The U.S. economy continued to deliver economic growth ahead of its developed-market global peers, driving healthy relative performance for the stock market. Small-cap stocks, in particular, generated favorable gains thanks in part to their greater exposure to the country's positive growth. U.S. equities performed particularly well in the wake of the U.S. election, which removed the element of political uncertainty that had weighed on the market.

    Developed-market international equities finished with a small loss and trailed the U.S. market by a wide margin. While Japanese stocks were bolstered by the substantial fiscal and monetary stimulus being provided by the nation's government, European equities lagged. The leading cause of the shortfall was likely the region's higher sensitivity to the United Kingdom's June 2016 vote to exit the European Union ("Brexit"). In addition, the European markets were pressured by the combination of slow economic growth, possible instability within the banking system, and the potential impact of rising nationalism across Europe.

================================================================================

2  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

    In contrast to the developed markets, emerging-market stocks performed well during the reporting period. The renewed stability in commodity prices provided a positive backdrop for the asset class, as did improving corporate earnings and signs of stronger economic growth in both Russia and China.

    The U.S. bond market also experienced mixed performance during the reporting period. Market segments that are sensitive to interest-rate movements, such as longer-term U.S. Treasuries, generally finished with slightly negative returns. The stimulation of the U.S. economy, in conjunction with the prospects of increasingly growth-oriented policies in the year ahead, raised concerns that the Federal Reserve (the Fed) would take an aggressive approach to raising interest rates. However, the improving growth outlook--together with investors' increasing appetite for risk--helped fuel strong returns for lower-rated segments of the market, including high-yield bonds.

o HOW DID THE USAA CORNERSTONE CONSERVATIVE FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended November 30, 2016, the Fund had a total return of 2.21%. This compares to returns of -0.24% for the Bloomberg Barclays U.S. Universal Index* and 0.66% for the Cornerstone Conservative Composite Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    We maintained a patient approach to managing the Fund's portfolio. Rather than trying to keep pace with the rapidly shifting trends in the

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    *Effective August 24, 2016, Bloomberg acquired Barclays Risk Analytics and Index Solutions, Ltd., which includes the Barclays indexes. Thus, the Fund's benchmark is now called the Bloomberg Barclays U.S. Universal Index.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    global markets, we remained focused on asset classes where we believed there was value. While low valuations don't necessarily translate to outperformance in the short term, undervalued market segments have historically demonstrated superior results over time. We believe this value-driven strategy is appropriate for an environment in which macroeconomic headlines are a key driver of financial-market performance.

    The Fund's allocation to bonds had a mixed impact on performance during the reporting period. The fixed-income portfolio is allocated among five investment-grade bond funds, which reflects our goal of income and capital appreciation. While bonds experienced weak performance relative to stocks in the reporting period, the underlying funds in the portfolio added meaningful value through their individual security selection. In addition, our weighting in high-yield bonds enabled the Fund to participate in the strong relative performance of the asset class.

    The Fund's U.S. equity allocation, which holds five funds that represent a variety of investment styles, also added value. Our positions in value funds outperformed, while those geared toward the growth style delivered smaller gains. We continue to favor large-cap stocks over small cap stocks on the basis of the more compelling valuations in the former group.

    The Fund's developed-market international allocation, though aiding performance in the middle of the reporting period, was a net detractor overall. Although we continue to see a long-term opportunity in the international markets due to their compelling valuations relative to U.S. stocks, the unsteady economic conditions overseas prompted us to slightly reduce the Fund's position.

    The Fund's allocation to emerging-market stocks contributed positively to its performance. We remain enthusiastic on the longer-term outlook for the emerging markets, where the combination of improving growth, healthy corporate earnings, and stabilizing commodity prices makes the low valuations of the asset class particularly compelling.

    The Fund's allocation to gold stocks, though modest, slightly detracted from results. After rallying in the first half of the reporting period, gold prices subsequently weakened due to the prospect of rising interest rates.

================================================================================

4  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

    Shares of gold mining companies declined from their mid-August 2016 peak as a result, causing the sector to finish with a loss. Overall, however, this aspect of our positioning had only a small effect on the Fund's performance.

    The investment backdrop offered a varied picture for investors at the close of the reporting period. The U.S. economy has continued to produce modest growth despite the challenging economic conditions elsewhere in the developed world. In addition, the ultra-loose monetary policies of foreign central banks represent an ongoing engine of demand for higher-risk, higher-yielding financial assets. While these factors are a positive for the markets, potential sources of volatility include global political uncertainty and the possibility that the Fed could begin to raise interest rates more aggressively.

    Our response to this ambiguity is to maintain our strategy: maintain diversification, stay focused on the long-term picture, and emphasize undervalued asset classes. We believe this steady approach--rather than one that tries to keep up with the day-to-day considerations driving short-term market performance--is well suited to a highly uncertain investment environment.

    Thank you for allowing us to help you manage your investments.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o The underlying funds may be invested in, among other things: (1) exchange-traded funds; (2) futures, options, and other derivatives; (3) non-investment-grade securities; (4) precious metals and minerals companies; (5) real estate investment trusts; (6) money market instruments; and (7) foreign and emerging markets. These types of investments and asset classes may be more volatile and prone to experience significant loss than others. In addition, it is possible that a particular asset allocation used by the Manager may not produce the intended result. The assets of the Cornerstone Conservative Fund and Cornerstone Equity Fund will be invested in other USAA funds and will indirectly bear expenses and reflect the risks of the underlying funds in which it invests.
    o Non-investment-grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more credit worthy investment-grade securities. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss.
    o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o The USAA Precious Metals and Minerals Fund is subject to additional risks, such as currency fluctuation, market illiquidity, political instability and increased price volatility. It may be more volatile than a fund that diversifies across many industries and companies.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA CORNERSTONE CONSERVATIVE FUND (THE FUND)
(Ticker Symbol: USCCX)

--------------------------------------------------------------------------------
                                        11/30/16                    5/31/16
--------------------------------------------------------------------------------
Net Assets                           $146.4 Million              $137.7 Million
Net Asset Value Per Share                $10.35                      $10.27

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/16
--------------------------------------------------------------------------------
    5/31/16-11/30/16*                1 YEAR            SINCE INCEPTION 6/8/12
          2.21%                       4.82%                     3.90%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                                             SINCE INCEPTION 6/8/12
    7.39%                                                        4.01%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 5/31/16**
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT         0.76%        AFTER REIMBURSEMENT      0.71%

               (Includes acquired fund fees and expenses of 0.61%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through September 30, 2017, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.10% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after September 30, 2017. If the total annual operating expense ratio of the Fund is lower than 0.10%, the Fund will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                   CORNERSTONE CONSERVATIVE          USAA CORNERSTONE              BLOOMBERG BARCLAYS
                       COMPOSITE INDEX               CONSERVATIVE FUND            U.S. UNIVERSAL INDEX
05/31/12                 $10,000.00                     $10,000.00                     $10,000.00
06/30/12                  10,113.27                      10,095.00                      10,025.20
07/31/12                  10,257.57                      10,205.00                      10,174.72
08/31/12                  10,321.22                      10,305.00                      10,196.08
09/30/12                  10,406.09                      10,426.00                      10,225.98
10/31/12                  10,412.33                      10,477.00                      10,258.45
11/30/12                  10,454.97                      10,527.00                      10,283.01
12/31/12                  10,500.52                      10,580.00                      10,284.93
01/31/13                  10,558.69                      10,661.00                      10,231.32
02/28/13                  10,604.16                      10,712.00                      10,280.45
03/31/13                  10,664.38                      10,780.00                      10,292.62
04/30/13                  10,808.14                      10,882.00                      10,405.61
05/31/13                  10,668.50                      10,811.00                      10,229.19
06/30/13                  10,465.93                      10,587.00                      10,049.13
07/31/13                  10,593.68                      10,710.00                      10,081.81
08/31/13                  10,500.81                      10,649.00                      10,024.35
09/30/13                  10,684.73                      10,767.00                      10,124.10
10/31/13                  10,849.74                      10,922.00                      10,224.27
11/30/13                  10,854.35                      10,942.00                      10,191.17
12/31/13                  10,858.43                      10,947.00                      10,146.53
01/31/14                  10,898.40                      10,999.00                      10,281.09
02/28/14                  11,066.13                      11,146.00                      10,354.35
03/31/14                  11,067.18                      11,160.00                      10,344.74
04/30/14                  11,153.50                      11,234.00                      10,430.39
05/31/14                  11,301.89                      11,350.00                      10,555.98
06/30/14                  11,364.12                      11,427.00                      10,572.00
07/31/14                  11,299.38                      11,374.00                      10,539.11
08/31/14                  11,453.25                      11,501.00                      10,653.38
09/30/14                  11,303.61                      11,363.00                      10,568.80
10/31/14                  11,418.49                      11,427.00                      10,672.39
11/30/14                  11,500.75                      11,491.00                      10,729.00
12/31/14                  11,450.11                      11,424.00                      10,710.63
01/31/15                  11,585.66                      11,522.00                      10,914.39
02/28/15                  11,657.00                      11,586.00                      10,850.74
03/31/15                  11,664.47                      11,576.00                      10,895.60
04/30/15                  11,708.96                      11,630.00                      10,883.00
05/31/15                  11,697.67                      11,619.00                      10,863.99
06/30/15                  11,546.94                      11,479.00                      10,742.67
07/31/15                  11,612.70                      11,479.00                      10,805.25
08/31/15                  11,436.28                      11,293.00                      10,773.42
09/30/15                  11,393.93                      11,193.00                      10,815.50
10/31/15                  11,590.39                      11,391.00                      10,850.10
11/30/15                  11,542.81                      11,325.00                      10,810.59
12/31/15                  11,456.24                      11,144.00                      10,756.55
01/31/16                  11,417.29                      11,032.00                      10,875.31
02/29/16                  11,469.81                      11,054.00                      10,952.63
03/31/16                  11,751.96                      11,388.00                      11,086.76
04/30/16                  11,851.86                      11,580.00                      11,162.38
05/31/16                  11,869.63                      11,614.00                      11,171.13
06/30/16                  12,026.31                      11,791.00                      11,367.64
07/31/16                  12,204.30                      12,019.00                      11,461.40
08/31/16                  12,220.17                      12,076.00                      11,473.79
09/30/16                  12,239.72                      12,111.00                      11,476.57
10/31/16                  12,127.11                      12,020.00                      11,400.32
11/30/16                  11,948.85                      11,871.00                      11,144.00

                                   [END CHART]

                    Data from 5/31/12 through 11/30/16.*

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the Bloomberg Barclays U.S. Universal Index and the Cornerstone Conservative Composite Index is calculated from the end of the month, May 31, 2012, while the inception date for the USAA Cornerstone Conservative Fund is June 8, 2012. There may be a slight variation of the performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Conservative Fund to the benchmarks listed below. The Manager has developed the Cornerstone Conservative Composite Index, which is used to measure the Fund's performance. The custom benchmark was created by the Manager to show how the Fund's performance compares with the returns of an index or indexes with similar asset allocations.

o The Cornerstone Conservative Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (11%), the MSCI ACWI ex USA IMI Net (8%), the Bloomberg Barclays U.S. Universal Index (78%), the Bloomberg Commodity Index Total Return (0.5%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (0.5%), and the Bloomberg Barclays U.S. Treasury - Bills (1-3M) (2%).

o The unmanaged Bloomberg Barclays U.S. Universal Index is an index that represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.

================================================================================

8  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

                         o ASSET ALLOCATION - 11/30/16 o

INVESTMENT                                                            ALLOCATION
--------------------------------------------------------------------------------
USAA FUND:
Aggressive Growth .....................................................   0.7%
Emerging Markets  .....................................................   1.6%
Growth  ...............................................................   1.1%
Income Stock  .........................................................   1.9%
International  ........................................................   5.8%
Precious Metals and Minerals  .........................................   0.3%
S&P 500 Index  ........................................................   2.9%
Small Cap Stock  ......................................................   1.8%
Value  ................................................................   2.0%
  Total Equity & Alternative  .........................................  18.1%
Flexible Income  ......................................................   4.2%
Government Securities .................................................   8.7%
High Income ...........................................................   8.3%
Income ................................................................  24.8%
Intermediate-Term Bond ................................................  27.3%
Short-Term Bond .......................................................   7.6%
  Total Fixed-Income ..................................................  80.9%

CASH EQUIVALENTS:
Money Market Instruments ..............................................   1.0%

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

PORTFOLIO OF INVESTMENTS

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            EQUITY & ALTERNATIVE FUNDS (18.1%)
   25,491   USAA Aggressive Growth Fund                                                         $  1,011
  155,384   USAA Emerging Markets Fund                                                             2,370
   65,521   USAA Growth Fund                                                                       1,674
  151,380   USAA Income Stock Fund                                                                 2,757
  322,280   USAA International Fund                                                                8,547
   33,705   USAA Precious Metals and Minerals Fund*                                                  432
  134,262   USAA S&P 500 Index Fund                                                                4,227
  148,526   USAA Small Cap Stock Fund                                                              2,605
  136,895   USAA Value Fund                                                                        2,847
                                                                                                --------
            Total Equity & Alternative Funds (cost: $24,671)                                      26,470
                                                                                                --------
            FIXED-INCOME FUNDS (80.9%)
  689,069   USAA Flexible Income Fund                                                              6,140
1,289,147   USAA Government Securities Fund                                                       12,672
1,513,922   USAA High Income Fund                                                                 12,081
2,827,573   USAA Income Fund                                                                      36,363
3,847,332   USAA Intermediate-Term Bond Fund                                                      40,012
1,226,959   USAA Short-Term Bond Fund                                                             11,190
                                                                                                --------
            Total Fixed-Income Funds (cost: $120,618)                                            118,458
                                                                                                --------
            MONEY MARKET INSTRUMENTS (1.0%)

            GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.0%)
1,450,384   State Street Institutional Treasury Money Market Fund Premier Class, 0.25%(a)
              (cost: $1,450)                                                                       1,450
                                                                                                --------

            TOTAL INVESTMENTS (COST: $146,739)                                                  $146,378
                                                                                                --------

================================================================================

10  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

---------------------------------------------------------------------------------------------------------
($ IN 000s)                                VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------------
ASSETS                                            LEVEL 1          LEVEL 2          LEVEL 3         TOTAL
---------------------------------------------------------------------------------------------------------
Equity & Alternative Funds                       $ 26,470               $-               $-      $ 26,470
Fixed-Income Funds                                118,458                -                -       118,458

Money Market Instruments:
  Government & U.S. Treasury Money Market Funds     1,450                -                -         1,450
---------------------------------------------------------------------------------------------------------
Total                                            $146,378               $-               $-      $146,378
---------------------------------------------------------------------------------------------------------

For the period of June 1, 2016, through November 30, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

    The underlying funds in which the Fund invests are managed by USAA Asset Management Company, an affiliate of the Fund. The Fund invests in the Reward Shares of the USAA S&P 500 Index Fund and the Institutional Shares of the other USAA mutual funds.

o   SPECIFIC NOTES

    (a) Rate represents the money market fund annualized seven-day yield at November 30, 2016.

      *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

12  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
  Investments in affiliated underlying funds, at value (cost of $145,289)         $144,928
  Investments in other securities, at value (cost of $1,450)                      $  1,450
  Receivables:
      Capital shares sold                                                              206
      USAA Asset Management Company (Note 5C)                                            6
      Dividends from affiliated underlying funds                                       166
                                                                                  --------
          Total assets                                                             146,756
                                                                                  --------
LIABILITIES
  Payables:
      Securities purchased                                                             166
      Capital shares redeemed                                                          105
  Other accrued expenses and payables                                                   53
                                                                                  --------
          Total liabilities                                                            324
                                                                                  --------
             Net assets applicable to capital shares outstanding                  $146,432
                                                                                  ========
NET ASSETS CONSIST OF:
  Paid-in capital                                                                 $148,786
  Accumulated undistributed net investment income                                      889
  Accumulated net realized loss on investments                                      (2,882)
  Net unrealized depreciation of investments                                          (361)
                                                                                  --------
             Net assets applicable to capital shares outstanding                  $146,432
                                                                                  ========
  Capital shares outstanding, no par value                                          14,151
                                                                                  ========
  Net asset value, redemption price, and offering price per share                 $  10.35
                                                                                  ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  13

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income distributions from affiliated underlying funds                         $2,103
  Interest                                                                           2
                                                                                ------
      Total income                                                               2,105
                                                                                ------
EXPENSES
  Custody and accounting fees                                                       22
  Postage                                                                            8
  Shareholder reporting fees                                                         9
  Trustees' fees                                                                    15
  Registration fees                                                                 19
  Professional fees                                                                 32
  Other                                                                              5
                                                                                ------
        Total expenses                                                             110
  Expenses reimbursed                                                              (37)
                                                                                ------
        Net expenses                                                                73
                                                                                ------
NET INVESTMENT INCOME                                                            2,032
                                                                                ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on sales of affiliated underlying funds                       (122)
  Change in net unrealized appreciation/(depreciation) of affiliated
      underlying funds                                                             984
                                                                                ------
        Net realized and unrealized gain                                           862
                                                                                ------
  Increase in net assets resulting from operations                              $2,894
                                                                                ======

See accompanying notes to financial statements.

================================================================================

14  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 2016 (unaudited), and year ended
May 31, 2016

---------------------------------------------------------------------------------------------------
                                                                       11/30/2016         5/31/2016
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                                  $  2,032          $  4,640
  Net realized loss on sales of affiliated underlying funds                  (122)           (3,408)
  Net realized gain on capital gain distributions from
    affiliated underlying funds                                                 -               961
  Change in net unrealized appreciation/(depreciation) of
     affiliated underlying funds                                              984            (2,487)
                                                                         --------------------------
     Increase (decrease) in net assets resulting from operations            2,894              (294)
                                                                         --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                    (2,012)           (4,606)
  Net realized gains                                                            -              (665)
                                                                         --------------------------
     Distributions to shareholders                                         (2,012)           (5,271)
                                                                         --------------------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                                27,390            47,932
  Reinvested dividends                                                      1,997             5,232
  Cost of shares redeemed                                                 (21,542)          (55,520)
                                                                         --------------------------
     Increase (decrease) in net assets from capital
      share transactions                                                    7,845            (2,356)
                                                                         --------------------------
  Net increase (decrease) in net assets                                     8,727            (7,921)

NET ASSETS
  Beginning of period                                                     137,705           145,626
                                                                         --------------------------
  End of period                                                          $146,432          $137,705
Accumulated undistributed net investment income:
  End of period                                                          $    889          $    869
                                                                         ==========================
CHANGE IN SHARES OUTSTANDING
  Shares sold                                                               2,613             4,699
  Shares issued for dividends reinvested                                      192               518
  Shares redeemed                                                          (2,057)           (5,451)
                                                                         --------------------------
     Increase (decrease) in shares outstanding                                748              (234)
                                                                         ==========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  15

================================================================================

NOTES TO FINANCIAL STATEMENTS

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Cornerstone Conservative Fund (the
Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek current income. The Fund also considers the potential for capital appreciation.

The Fund is a "fund of funds" in that it invests in a portfolio of underlying USAA equity and alternative and fixed-income funds (underlying USAA Funds) managed by USAA Asset Management Company (the Manager), an affiliate of the Fund.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board

================================================================================

16  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

    regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the Manager, an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Investments in the underlying USAA Funds and other open-end investment companies, other than exchange-traded funds (ETFs) are valued at their net asset value (NAV) at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    2. The underlying USAA Funds have specific valuation procedures. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  17

================================================================================

       credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income and capital gain distributions from the underlying USAA Funds are recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Premiums and discounts

================================================================================

18  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

    on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended November 30, 2016, there were no custodian and other bank credits.

F. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

G. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates with other USAA Funds in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The USAA Funds are assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the six-month period ended November 30, 2016, the Fund paid CAPCO facility fees of less than $500, which represents 0.2% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended November 30, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined as of the Fund's tax year-end of May 31, 2017, in accordance with applicable federal tax law.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal income tax.

At May 31, 2016, the Fund had net capital loss carryforwards of $2,131,000, for federal income tax purposes, as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                                CAPITAL LOSS CARRYFORWARDS
                       -------------------------------------------
                                       TAX CHARACTER
                       -------------------------------------------
                       (NO EXPIRATION)                     BALANCE
                       ---------------                    ---------
                        Short-Term                       $  116,000
                         Long-Term                        2,015,000
                                                         ----------
                             Total                       $2,131,000
                                                         ==========

================================================================================

20  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

For the six-month period ended November 30, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 2016, were $13,793,000 and $7,200,000, respectively.

As of November 30, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as the cost reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of November 30, 2016, were $2,286,000 and $2,647,000, respectively, resulting in net unrealized depreciation of $361,000.

(5) AGREEMENTS WITH MANAGER

A. ADVISORY AGREEMENT - The Manager carries out the Fund's investment policies and manages the Fund's portfolio pursuant to an Advisory Agreement. The Manager does not receive any management fees from the Fund for these services.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. The Manager does not receive any fees from the Fund for these services. In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the billing of these expenses to the Fund. These expenses are included in the professional

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

    fees on the Fund's Statement of Operations and, for the six-month period ended November 30, 2016, were $2,000 for the Fund.

C. EXPENSE LIMITATION - The Manager agreed, through September 30, 2017, to limit the total annual operating expenses of the Fund to 0.10% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through September 30, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended November 30, 2016, the Fund incurred reimbursable expenses of $37,000, of which $6,000 was receivable from the Manager.

D. TRANSFER AGENCY AGREEMENT - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. SAS does not receive any fees from the Fund for these services.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(6) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

22  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

(7) TRANSACTIONS WITH AFFILIATED FUNDS

A. SHARE OWNERSHIP - The Fund does not invest in the underlying USAA Funds for the purpose of exercising management or control; however, investments by the Fund may represent a significant portion of the underlying USAA Funds' net assets. At November 30, 2016, the Fund owned the following percentages of the total outstanding shares of each of the underlying USAA
    Funds:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Aggressive Growth                                                        0.1
Emerging Markets                                                         0.3
Flexible Income                                                          8.2
Government Securities                                                    2.4
Growth                                                                   0.1
High Income                                                              0.6
Income                                                                   0.5
Income Stock                                                             0.1
Intermediate-Term Bond                                                   1.1
International                                                            0.3
Precious Metals and Minerals                                             0.1
S&P 500 Index                                                            0.1
Short-Term Bond                                                          0.4
Small Cap Stock                                                          0.2
Value                                                                    0.2

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

B. TRANSACTIONS WITH AFFILIATED FUNDS - The following table provides details related to the Fund's investment in the underlying USAA Funds for the six-month period ended November 30, 2016 (in thousands):

                                                                       REALIZED
                              PURCHASE        SALES       DIVIDEND       GAIN                 MARKET VALUE
AFFILIATED USAA FUND           COST(a)       PROCEEDS      INCOME      (LOSS)(b)       05/31/2016       11/30/2016
------------------------------------------------------------------------------------------------------------------
Aggressive Growth             $    -          $  100         $  -         $   2          $ 1,085          $ 1,011
Emerging Markets                 140               -            -             -            2,074            2,370
Flexible Income                2,058               -           58             -            4,230            6,140
Government Securities          5,804               -          104             -            7,105           12,672
Growth                             -             100            -             4            1,699            1,674
High Income                      365           1,750          366           (80)          12,910           12,081
Income                         3,412               -          612             -           33,411           36,363
Income Stock                      23             100           22             2            2,714            2,757
Intermediate-Term Bond           793           4,250          793          (100)          43,536           40,012
International                    900               -            -             -            7,610            8,547
Precious Metals and Minerals       -             200            -            57              631              432
S&P 500 Index                    187               -           37             -            3,845            4,227
Short-Term Bond                  111               -          111             -           11,092           11,190
Small Cap Stock                    -             450            -           (18)           2,713            2,605
Value                              -             250            -            11            2,818            2,847

    (a) Includes reinvestment of distributions from dividend income and realized gains.
    (b) Includes capital gain distributions received, if any.

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) adopted final rules intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements. The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and related disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

24  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                SIX-MONTH
                               PERIOD ENDED                                                        PERIOD ENDED
                               NOVEMBER 30,                     YEAR ENDED MAY 31,                     MAY 31,
                               --------------------------------------------------------------------------------
                                   2016                 2016            2015           2014             2013***
                               --------------------------------------------------------------------------------
Net asset value at
  beginning of period           $ 10.27             $  10.68        $  10.77       $  10.60          $ 10.00
                               -----------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .15                  .35             .31            .34(a)           .35(a)
  Net realized and
    unrealized gain (loss)          .08                 (.37)           (.06)           .17(a)           .46(a)
                               -----------------------------------------------------------------------------
Total from investment
  operations                        .23                 (.02)            .25            .51(a)           .81(a)
                               -----------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.15)                (.34)           (.32)          (.32)            (.21)
  Realized capital gains              -                 (.05)           (.02)          (.02)            (.00)(b)
                               -----------------------------------------------------------------------------
Total distributions                (.15)                (.39)           (.34)          (.34)            (.21)
                               -----------------------------------------------------------------------------
Net asset value at
  end of period                 $ 10.35             $  10.27        $  10.68       $  10.77          $ 10.60
                               =============================================================================
Total return (%)*                  2.21                (0.05)           2.37           4.99             8.11
Net assets at
  end of period (000)          $146,432             $137,705        $145,626       $109,013          $68,571
Ratios to average
  net assets:**,(c)
  Expenses (%)(e)                   .10(d)               .10             .10            .10              .10(d)
  Expenses, excluding
    reimbursements (%)(e)           .15(d)               .15             .15            .20              .52(d)
  Net investment income (%)        2.81(d)              3.38            3.03           3.27             3.27(d)
Portfolio turnover (%)                5                   43(f)            5              1                4

  *  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 **  For the six-month period ended November 30, 2016, average net assets were $144,096,000.
***  Fund commenced operations on June 8, 2012.
(a)  Calculated using average shares.
(b)  Represents less than $0.01 per share.
(c)  Calculated excluding the Fund's pro-rata share of expenses of the underlying USAA Funds.
(d)  Annualized. The ratio is not necessarily indicative of 12 months of operations.
(e)  Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                      -                    -               -           (.00%)(+)        (.00%)(+)
     (+) Represents less than 0.01% of average net assets.
(f)  Reflects overall increased trading activity due to changes in asset allocation strategies.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

EXPENSE EXAMPLE

November 30, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Fund also indirectly bears its pro-rata share of the expenses of the underlying USAA Funds in which it invests (acquired funds). These acquired fund fees and expenses are not included in the Fund's annualized expense ratios used to calculate the expense estimates in the table on the next page.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of June 1, 2016, through November 30, 2016.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's

================================================================================

26  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher. Acquired fund fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expenses paid in the table below.

                                                                                       EXPENSES PAID
                                          BEGINNING              ENDING                DURING PERIOD*
                                        ACCOUNT VALUE         ACCOUNT VALUE            JUNE 1, 2016 -
                                         JUNE 1, 2016        NOVEMBER 30, 2016        NOVEMBER 30, 2016
                                        ---------------------------------------------------------------
Actual                                    $1,000.00              $1,022.10                  $0.51

Hypothetical
 (5% return before expenses)               1,000.00               1,024.57                   0.51

*Expenses are equal to the Fund's annualized expense ratio of 0.10%, which is net of any reimbursements and expenses paid indirectly and excludes expenses of the acquired funds, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 2.21% for the six-month period of June 1, 2016, through November 30, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  27

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT usaa.com                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on usaa.com select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

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   97450-0117                                (C)2017, USAA. All rights reserved.



ITEM 2.  CODE OF ETHICS.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.


ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Corporate Governance Committee selects and nominates candidates for membership on the Board as independent trustees. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by AMCO or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.


ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR/S was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considered by the Funds' Board in approving the Funds' advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). NOT APPLICABLE.  This item must be disclosed only in annual reports.

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.










SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended November 30, 2016

By:*     /S/ DANIEL J. MAVICO
         -----------------------------------------------------------
         Signature and Title:  Daniel J. Mavico, Assistant Secretary

Date:      01/30/2017
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:*     /S/ DANIEL S. MCNAMARA
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:      01/23/2017
         ------------------------------


By:*     /S/ ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:      01/18/2017
         ------------------------------

*Print the name and title of each signing officer under his or her signature.